FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08090

LINCOLN VARIABLE INSURANCE

PRODUCTS TRUST

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania, 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Colleen E. Tonn Esq.

The Lincoln National Life Insurance Company

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, Indiana 46801

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through December 31, 2011

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust:

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-US Equity Fund

LVIP Dimensional US Equity Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Global Income Fund

LVIP Janus Capital Appreciation Fund

LVIP JP Morgan High Yield Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Protected Profile Risk-Based Funds:

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile Target Maturity Funds:

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

LVIP SSgA Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP SSgA Global Tactical Allocation Fund

LVIP SSgA International Index Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

In 2011, a myriad of social, political, economic and natural events created volatility that impacted the global markets throughout the year. A few of the key factors that unsettled markets in 2011 included:

•	The oil-producing Mideast experienced The Arab Spring, which has become a winter of discontent, roiling 15 countries and felling the governments of Tunisia, Egypt, and Libya.

•	Japan endured an 8.9 magnitude earthquake and an accompanying tsunami that crippled a key global supplier and set world markets on edge.

•	In Europe, government leaders struggled to preserve the Union as a domino effect of near defaults and credit downgrades rumbled from Greece through Italy and on to Spain.

•	In the United States, an historic downgrade of U.S. government debt from AAA to AA+ stemmed from Congress’ inability to stabilize the debt.

Despite equity market volatility throughout 2011, many large-cap domestic indexes ended the year with modest gains, including the S&P500®Index and the Dow Jones Industrial Average, which gained 2.1% and 5.5%, respectively. During 2011, domestic equity markets were led by defensive sectors such as Utilities, Consumer Staples and Healthcare, while the more cyclical Financials sector was the hardest hit in the S&P, falling 17.1%. Against this backdrop, a desire for safety supplanted an appetite for risk throughout 2011, which carried over into the fixed income markets. In spite of the S&P downgrade of the U.S. credit rating, investors flocked to U.S. Treasuries. Returns for the 10-Year Treasury Note have been strong as the yield hit new lows, ending at 1.87%, after starting the year at 3.29%. This decline in yields drove very strong returns in fixed income, with longer duration bonds experiencing double digit returns.

As investors operate in this environment, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. In addition to a broad selection of equity funds, the Lincoln Variable Insurance Products (LVIP) Trust offers a number of innovative fixed income options to protect against the potential of inflation or the eventual rise of interest rates. We also spent much of 2011 focused on innovative ways to manage risk within the Funds in the LVIP Trust, and are proud to announce the arrival of the LVIP Protected Series of Funds. A brief summary of innovative fixed income options and the Protected series of funds is provided below.

Fixed Income Diversifiers

•

The LVIP Delaware Diversified Floating Rate Fund is designed for investors that are concerned about rising interest rates and want a short duration option that can expect to see its yield increase as market rates increase.

•	The LVIP Blackrock Inflation Protected Bond Fund invests in Treasury Inflation Protected Securities and other inflation adjusted bonds to help mitigate the impact of inflation.

•	The LVIP Global Income Fund allows investors to diversify their fixed income exposure globally, which reduces the risks associated from investing in just one country.

Protected Profile Funds

•

The LVIP Protected Series of Funds, offered in both Target Maturity and Target Risk versions, provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•

Although not guaranteed, each of the Protected Series of Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to protect growth in rising markets and defend against losses in falling markets.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2012.

Sincerely,

Daniel R. Hayes
President
Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds

LVIP American Allocation Funds

American Balanced Allocation Fund

American Growth Allocation Fund

American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP American Allocation Funds

LVIP American Allocation Funds

2011 Annual Report Commentary

Managed by:

The LVIP American Balanced Allocation Fund returned (0.30%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Balanced Allocation Composite1, returned 1.67%.

The LVIP American Growth Allocation Fund returned (1.87%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Growth Allocation Composite2, returned (0.13%).

The LVIP American Income Allocation Fund returned 2.86% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Income Allocation Composite3, returned 4.60%.

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500® Index4 ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double-digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter, a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent S&P downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends)5 fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends)6 fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index7 advancing 7.84%. Investors in longer duration bonds were rewarded with double-digit returns as a result of the drop in interest rates.

The equity portion of the LVIP American Allocation Funds generally underperformed the equity portion of the composite benchmark during 2011. Detractors included the American Funds Insurance Series (“AFIS”) Growth Fund, Growth-Income Fund, International Fund and the Global Smallcap Fund. Each of these funds under performed their respective benchmark during the year. The Funds’ benefitted from their exposure to the well diversified American Funds Capital Income Builder Fund as well as the American Funds American Mutual Fund, both of which outperformed the S&P 500 Index during the year.

The strongest returns in the LVIP American Allocation Funds came from their fixed income exposure, with each of the underlying fixed income funds generating positive returns for the year. The strongest contribution came from the AFIS US Government/AAA Rated Securities Fund, which outperformed the Barclays Capital U.S. Aggregate Bond Index for the year. Detractors included the AFIS Bond Fund and the AFIS High Income Bond Fund, each of which underperformed their respective benchmarks for the year.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2011 Annual Report Commentary (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Balanced Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,627 for the Standard Class shares and to $10,576 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,900 and $10,793, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	-0.30%
Inception (8/2/10)	+4.36%

Service Class Shares
One Year	-0.64%
Inception (8/2/10)	+4.01%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,562 for the Standard Class shares and to $10,512 the Service Class shares. For comparison, look at how the Growth Allocation Composite Index and S&P 500 Index did from 8/2/10 through 12/31/11. The same $10,000 would have increased to $10,811 and $11,763, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	-1.87%
Inception (8/2/10)	+3.91%

Service Class Shares
One Year	-2.20%
Inception (8/2/10)	+3.57%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2011 Annual Report Commentary (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Income Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,739 for the Standard Class shares and to $10,687 for the Service Class shares. For comparison, look at how the Income Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 8/2/10 through 12/31/11. The same $10,000 would have increased to $10,983 and $10,793, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	2.86%
Inception (8/2/10)	+5.13%

Service Class Shares
One Year	2.50%
Inception (8/2/10)	+4.77%

1	The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500 Index and 22% MSCI EAFE Index (net dividends).

2	The Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500 Index and 30% MSCI EAFE Index (net dividends).

3	The Income Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500 Index and 10% MSCI EAFE Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.

6	The MSCI Emerging Markets Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

7	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$960.50	0.21%	$1.04
Service Class Shares	1,000.00	958.90	0.56%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.38	0.56%	2.85

LVIP American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$943.80	0.21%	$1.03
Service Class Shares	1,000.00	942.20	0.56%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.38	0.56%	2.85

LVIP American Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$995.40	0.25%	$1.26
Service Class Shares	1,000.00	993.70	0.60%	3.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

*	“Expenses paid during period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.96%
Asset Allocation Fund	18.25%
Equity Funds	32.79%
Fixed Income Funds	31.45%
International Equity Funds	14.47%
International Fixed Income Fund	3.00%
Short-Term Investment	0.23%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.82%
Asset Allocation Fund	15.26%
Equity Funds	36.86%
Fixed Income Funds	22.40%
International Equity Funds	22.29%
International Fixed Income Fund	3.01%
Short-Term Investment	0.06%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.19%
Asset Allocation Fund	19.96%
Equity Funds	23.46%
Fixed Income Funds	49.95%
International Equity Fund	1.88%
International Fixed Income Fund	3.94%
Short-Term Investment	0.01%
Total Value of Securities	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%

LVIP American Allocation Funds–5

LVIP American Balanced Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.96%
Asset Allocation Fund–18.25%
**American Funds®–Capital Income Builder	1,743,566	$85,766,031

		85,766,031

Equity Funds–32.79%
**American Funds–
AMCAP Fund	763,087	14,391,825
Mutual Fund	760,903	19,669,351
*American Funds Insurance Series®–
Blue Chip Income & Growth Fund	4,639,964	41,759,674
Growth Fund	432,993	22,545,943
Growth-Income Fund	1,674,720	55,717,939

		154,084,732

Fixed Income Funds–31.45%
**American Funds–
Intermediate Bond Fund of America	1,046,792	14,267,772
Short-Term Bond Fund of America	941,188	9,487,180
*American Funds Insurance Series–
Bond Fund	4,764,163	52,358,155
High-Income Bond Fund	901,065	9,497,224
Mortgage Bond	2,306,833	23,921,860
U.S. Government/AAA-Rated Securities Fund	2,944,997	38,284,959

		147,817,150

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–14.47%
*American Funds Insurance Series–
Global Growth Fund	1,179,108	$22,874,699
Global Small Capitalization Fund	1,035,698	17,907,212
International Fund	1,790,184	27,228,703

		68,010,614

International Fixed Income Fund–3.00%
*American Funds Insurance Series–Global Bond Fund	1,179,966	14,112,396

		14,112,396

Total Unaffiliated Investment Companies (Cost $480,435,394)		469,790,923

SHORT-TERM INVESTMENT–0.23%
Money Market Mutual Fund–0.23%
Dreyfus Treasury & Agency Cash Management Fund	1,081,964	1,081,964

Total Short-Term Investment (Cost $1,081,964)		1,081,964

TOTAL VALUE OF SECURITIES–100.19% (Cost $481,517,358)	470,872,887
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(914,142)

NET ASSETS APPLICABLE TO 44,551,519 SHARES OUTSTANDING–100.00%	$469,958,745

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($10,123,656 / 960,043 Shares)	$10.545

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($459,835,089 / 43,591,476 Shares)	$10.549

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$476,459,092
Undistributed net investment income	7,482,347
Accumulated net realized loss on investments	(3,338,223)
Net unrealized depreciation of investments	(10,644,471)

Total net assets	$469,958,745

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–6

LVIP American Growth Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.82%
Asset Allocation Fund–15.26%
**American Funds®–Capital Income Builder	1,422,548	$69,975,143

		69,975,143

Equity Funds–36.86%
**American Funds–
AMCAP Fund	747,337	14,094,770
Mutual Fund	932,047	24,093,409
*American Funds Insurance Series®–
Blue Chip Income & Growth Fund	5,540,614	49,865,530
Growth Fund	509,487	26,528,997
Growth-Income Fund	1,638,162	54,501,649

		169,084,355

Fixed Income Funds–22.40%
**American Funds–Intermediate Bond Fund of America	1,025,584	13,978,711
*American Funds Insurance Series–
Bond Fund	3,819,023	41,971,062
High-Income Bond Fund	882,552	9,302,102
Mortgage Bond	904,299	9,377,583
U.S. Government/AAA-Rated Securities Fund	2,163,797	28,129,356

		102,758,814

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–22.29%
*American Funds Insurance Series–
Global Growth & Income Fund	989,595	$9,104,272
Global Growth Fund	1,383,327	26,836,547
Global Small Capitalization Fund	1,012,100	17,499,212
International Fund	2,624,961	39,925,660
New World Fund	450,349	8,849,362

		102,215,053

International Fixed Income Fund–3.01%
*American Funds Insurance Series–Global Bond Fund	1,155,607	13,821,056

		13,821,056

Total Unaffiliated Investment Companies (Cost $473,150,658)		457,854,421

SHORT-TERM INVESTMENT–0.06%
Money Market Mutual Fund–0.06%
Dreyfus Treasury & Agency Cash Management Fund	260,630	260,630

Total Short-Term Investment (Cost $260,630)		260,630

TOTAL VALUE OF SECURITIES–99.88% (Cost $473,411,288)	458,115,051
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	561,199

NET ASSETS APPLICABLE TO 43,727,011 SHARES OUTSTANDING–100.00%	$458,676,250

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($8,324,513 / 793,921 Shares)	$10.485

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($450,351,737 / 42,933,090 Shares)	$10.490

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$470,584,054
Undistributed net investment income	7,488,160
Accumulated net realized loss on investments	(4,099,727)
Net unrealized depreciation of investments	(15,296,237)

Total net assets	$458,676,250

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Income Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.19%
Asset Allocation Fund–19.96%
**American Funds®–Capital Income Builder	543,063	$26,713,260

		26,713,260

Equity Funds–23.46%
**American Funds–
AMCAP Fund	142,536	2,688,238
Mutual Fund	159,941	4,134,479
*American Funds Insurance Series®–
Blue Chip Income & Growth Fund	862,315	7,760,831
Growth Fund	122,188	6,362,353
Growth-Income Fund	313,803	10,440,240

		31,386,141

Fixed Income Funds–49.95%
**American Funds–
Intermediate Bond Fund of America	391,131	5,331,121
Short-Term Bond Fund of America	527,500	5,317,201
*American Funds Insurance Series–
Bond Fund	2,184,805	24,011,002
High-Income Bond Fund	127,026	1,338,852
Mortgage Bond	1,034,290	10,725,590
U.S. Government/AAA-Rated Securities Fund	1,547,665	20,119,640

		66,843,406

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Fund–1.88%
*American Funds Insurance Series–Global Small Capitalization Fund	145,086	$2,508,533

		2,508,533

International Fixed Income Fund–3.94%
*American Funds Insurance Series–Global Bond Fund	441,239	5,277,214

		5,277,214

Total Unaffiliated Investment Companies (Cost $132,969,498)		132,728,554

SHORT-TERM INVESTMENT–0.01%
Money Market Mutual Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	10,567	10,567

Total Short-Term Investment (Cost $10,567)		10,567

TOTAL VALUE OF SECURITIES–99.20% (Cost $132,980,065)	132,739,121
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.80%	1,074,176

NET ASSETS APPLICABLE TO 12,549,623 SHARES OUTSTANDING–100.00%	$133,813,297

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($2,963,127 / 277,960 Shares)	$10.660

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($130,850,170 / 12,271,663 Shares)	$10.663

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest
(unlimited authorization–no par)	$132,502,182
Undistributed net investment income	2,240,715
Accumulated net realized loss on investments	(688,656)
Net unrealized depreciation of investments	(240,944)

Total net assets	$133,813,297

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2011

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$8,803,316	$8,987,687	$2,459,414

EXPENSES:
Distribution expenses-Service Class	886,431	914,884	236,870
Management fees	647,958	663,808	172,753
Accounting and administration expenses	74,453	75,138	54,390
Professional fees	22,813	22,508	18,465
Reports and statements to shareholders	20,372	20,793	12,318
Custodian fees	6,979	7,133	4,133
Trustees’ fees	3,225	3,242	929
Other	5,005	5,038	3,588

	1,667,236	1,712,544	503,446
Less expenses waived/reimbursed	(194,693)	(187,749)	(76,070)

Total operating expenses	1,472,543	1,524,795	427,376

NET INVESTMENT INCOME	7,330,773	7,462,892	2,032,038

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distribution from unaffiliated investment companies	1,229,727	929,467	501,984
Net realized loss from sale of investments in unaffiliated investment companies	(3,598,094)	(4,318,839)	(802,595)

Net realized loss on investments	(2,368,367)	(3,389,372)	(300,611)
Net change in unrealized appreciation/depreciation of investments	(10,752,059)	(15,433,141)	(305,912)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,120,426)	(18,822,513)	(606,523)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,789,653)	$(11,359,621)	$1,425,515

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended 12/31/11	8/2/10* to 12/31/10	Year Ended 12/31/11	8/2/10* to 12/31/10	Year Ended 12/31/11	8/2/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,330,773	$270,356	$7,462,892	$219,593	$2,032,038	$77,710
Net realized gain (loss) on investments	(2,368,367)	284	(3,389,372)	(218)	(300,611)	163
Net change in unrealized appreciation/depreciation of investments	(10,752,059)	107,588	(15,433,141)	136,904	(305,912)	64,968

Net increase (decrease) in net assets resulting from operations	(5,789,653)	378,228	(11,359,621)	356,279	1,425,515	142,841

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(68,132)	—	(40,827)	—	(18,391)	—
Service Class	(1,020,578)	—	(856,905)	—	(238,685)	—
Net realized gain on investments:
Standard Class	(6)	—	(4)	—	(5)	—
Service Class	(285)	—	(305)	—	(239)	—

	(1,089,001)	—	(898,041)	—	(257,320)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,916,036	749,377	10,924,095	23,392	3,900,746	74,560
Service Class	506,873,816	38,624,094	484,783,571	35,027,687	139,558,057	19,010,171
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	68,138	—	40,831	—	18,396	—
Service Class	1,020,863	—	857,210	—	238,924	—

	521,878,853	39,373,471	496,605,707	35,051,079	143,716,123	19,084,731

Cost of shares repurchased:
Standard Class	(4,438,078)	(37,887)	(2,450,226)	—	(1,058,718)	(29)
Service Class	(78,035,814)	(2,281,374)	(55,460,387)	(3,168,540)	(28,222,706)	(1,017,140)

	(82,473,892)	(2,319,261)	(57,910,613)	(3,168,540)	(29,281,424)	(1,017,169)

Increase in net assets derived from capital share transactions	439,404,961	37,054,210	438,695,094	31,882,539	114,434,699	18,067,562

NET INCREASE IN NET ASSETS	432,526,307	37,432,438	426,437,432	32,238,818	115,602,894	18,210,403
NET ASSETS:
Beginning of period	37,432,438	—	32,238,818	—	18,210,403	—

End of period	$469,958,745	$37,432,438	$458,676,250	$32,238,818	$133,813,297	$18,210,403

Undistributed net investment income	$7,482,347	$270,435	$7,488,160	$219,672	$2,240,715	$77,789

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund
	Standard Class		Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.659	$10.000	$10.644	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.336	0.691	0.298	0.678
Net realized and unrealized loss on investments	(0.369)	(0.032)	(0.366)	(0.034)

Total from investment operations	(0.033)	0.659	(0.068)	0.644

Less dividends and distributions from:
Net investment income	(0.081)	—	(0.027)	—
Net realized gain on investments	— [3]	—	— [3]	—

Total dividends and distributions	(0.081)	—	(0.027)	—

Net asset value, end of period	$10.545	$10.659	$10.549	$10.644

Total return[4]	(0.30% )	6.59%	(0.64% )	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,124	$722	$459,835	$36,710
Ratio of expenses to average net assets[5]	0.23%	0.30%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.30%	2.54%	0.65%	2.89%
Ratio of net investment income to average net assets	3.15%	15.74%	2.80%	15.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.08%	13.50%	2.73%	13.15%
Portfolio turnover	33%	0%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain on investments distributions of $6 and $285, were made by the Fund’s Standard Class and Service Class, respectively, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund
	Standard Class		Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.763	$10.000	$10.749	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.335	0.671	0.297	0.675
Net realized and unrealized gain (loss) on investments	(0.536)	0.092	(0.534)	0.074

Total from investment operations	(0.201)	0.763	(0.237)	0.749

Less dividends and distributions from:
Net investment income	(0.077)	—	(0.022)	—
Net realized gain on investments	— [3]	—	— [3]	—

Total dividends and distributions	(0.077)	—	(0.022)	—

Net asset value, end of period	$10.485	$10.763	$10.490	$10.749

Total return[4]	(1.87% )	7.63%	(2.20% )	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,324	$24	$450,352	$32,215
Ratio of expenses to average net assets[5]	0.23%	0.30%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.30%	3.01%	0.65%	3.36%
Ratio of net investment income to average net assets	3.14%	15.53%	2.79%	15.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.07%	12.82%	2.72%	12.47%
Portfolio turnover	26%	1%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain on investments distributions of $4 and $305, were made by the Fund’s Standard Class and Service Class, respectively, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund
	Standard Class		Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.440	$10.000	$10.426	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.347	0.431	0.309	0.420
Net realized and unrealized gain (loss) on investments	(0.049)	0.009	(0.048)	0.006

Total from investment operations	0.298	0.440	0.261	0.426

Less dividends and distributions from:
Net investment income	(0.078)	—	(0.024)	—
Net realized gain on investments	— [3]	—	— [3]	—

Total dividends and distributions	(0.078)	—	(0.024)	—

Net asset value, end of period	$10.660	$10.440	$10.663	$10.426

Total return[4]	2.86%	4.40%	2.50%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,963	$75	$130,850	$18,135
Ratio of expenses to average net assets[5]	0.27%	0.30%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.38%	5.16%	0.73%	5.51%
Ratio of net investment income to average net assets	3.27%	10.04%	2.92%	9.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.16%	5.18%	2.81%	4.83%
Portfolio turnover	41%	1%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain on investments distributions of $5 and $239, were made by the Fund’s Standard Class and Service Class, respectively, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in the American Funds Insurance Series® Class 1 shares and American Funds® Class F-2 retail fund shares (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP American Balanced Allocation Fund is to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LVIP American Allocation Funds–14

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services to LIAC relating to asset allocation for the Funds. LIAC pays Wilshire’s consulting fees out of its advisory fees. Wilshire has no advisory authority in relation to the Funds.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administration fees	$25,918	$26,552	$6,910
Legal fees	1,452	1,502	396

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. The investment managers of the Underlying Funds include Capital Research and Management Company and Dreyfus.

At December 31, 2011, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$64,348	$65,303	$18,041
Distribution fees payable to LFD	130,375	129,863	37,090

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3. Investments

For the year ended December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$532,168,252	$514,900,693	$144,587,289
Sales	84,745,965	68,490,433	28,789,710

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$483,845,688	$476,075,692	$133,576,366

Aggregate unrealized appreciation	$2,275,680	$2,016,812	$882,140
Aggregate unrealized depreciation	(15,248,481)	(19,977,453)	(1,719,385)

Net unrealized depreciation	$(12,972,801)	$(17,960,641)	$(837,245)

LVIP American Allocation Funds–15

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investment Companies	$469,790,923	$457,854,421	$132,728,554
Short-Term Investment	1,081,964	260,630	10,567

Total	$470,872,887	$458,115,051	$132,739,121

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period August 2, 2010 through December 31, 2010. The tax character of dividends and distributions paid during the year ended December 31, 2011 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Ordinary income	$1,089,001	$898,041	$257,320

In addition, the LVIP American Growth Allocation Fund declared an ordinary income consent dividend of $6,500 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$476,459,092	$470,584,054	$132,502,182
Undistributed ordinary income	7,787,086	7,569,944	2,265,409
Undistributed long-term capital gains	223,634	199,315	102,874
Post-October losses	(1,538,266)	(1,716,422)	(219,923)
Unrealized depreciation of investments	(12,972,801)	(17,960,641)	(837,245)

Net assets	$469,958,745	$458,676,250	$133,813,297

LVIP American Allocation Funds–16

LVIP American Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$969,849	$703,328	$387,964
Accumulated net realized loss	(969,849)	(709,828)	(387,964)
Paid-in capital	—	6,500	—

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended 12/31/11	8/2/10* to 12/31/10	Year Ended 12/31/11	8/2/10* to 12/31/10	Year Ended 12/31/11	8/2/10* to 12/31/10
Shares sold:
Standard Class	1,299,645	71,305	1,012,856	2,256	368,723	7,236
Service Class	47,349,257	3,664,106	45,007,921	3,293,953	13,181,658	1,837,576
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,500	—	3,912	—	1,738	—
Service Class	97,437	—	82,110	—	22,637	—

	48,752,839	3,735,411	46,106,799	3,296,209	13,574,756	1,844,812

Shares repurchased:
Standard Class	(413,840)	(3,567)	(225,103)	—	(99,735)	(2)
Service Class	(7,304,020)	(215,304)	(5,153,892)	(297,002)	(2,672,066)	(98,142)

	(7,717,860)	(218,871)	(5,378,995)	(297,002)	(2,771,801)	(98,144)

Net increase	41,034,979	3,516,540	40,727,804	2,999,207	10,802,955	1,746,668

*	Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

.

LVIP American Allocation Funds–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of net assets of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Balanced Allocation Fund	0.00%	100.00%	100.00%
LVIP American Growth Allocation Fund	0.00%	100.00%	100.00%
LVIP American Income Allocation Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIACs criteria for review of a sub-advisers performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser and/or overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that, in some cases, LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. With respect to the Funds that are sub-advised, the Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-advisers use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by LIAC from Lipper, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a custom benchmark index.

The Board reviewed each Funds investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Board reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed the American Balanced Allocation Funds return compared to the average return of its Lipper performance group of mixed-asset target allocation moderate funds and the balanced allocation composite Index. The Board noted that the Funds inception-to-date (August 2010) return was below the average of the Lipper performance group and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American Growth Allocation Funds return compared to the average return of its Lipper performance group of mixed-asset target allocation growth funds and the growth allocation composite Index. The Board noted that the Funds inception-to-date (August 2010) return was below the average of the Lipper performance group and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American Income Allocation Funds return compared to the average return of its Lipper performance group of mixed-asset target allocation conservative funds and the income allocation composite Index. The Board noted that the Funds inception-to-date (August 2010) return was below the average of the Lipper performance group and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for each of the Funds through April 30, 2012. The Board noted that the investment management fees for each Fund were higher than the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Funds investment management fee, coupled with the applicable advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for each Fund continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement for each Fund.

LVIP American Allocation Funds–20

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP American Allocation Funds–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds–22

LVIP American Funds

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP American Funds

The 2011 Annual Report for the American Funds® Insurance Series (AFIS) will be mailed separately to all Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York policyholders and variable annuity contract owners with allocations to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (LVIP). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the LVIP Annual Report included herein.

LVIP American Global Growth Fund

2011 Annual Report Commentary

Advised by:

The Fund returned (9.26%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI World Index*, returned (5.02%). The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth Fund (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

In a tough year for markets around the world, the Fund’s holdings in the U.S. generally held up better than its holdings overseas. The ongoing debt crisis cast a pall over Europe, while holdings in China — where economic growth has stalled in response to the government’s inflation-taming measures — were also weak.

Holdings in consumer staples and health care companies had the best results. The Fund was helped by some holdings in Japan, where many companies have not only recovered from the devastating earthquake and tsunami but also from the recent flooding in Thailand, which is home to some Japanese companies’ manufacturing operations. The strong Japanese yen was also a benefit.

Despite the global uncertainty, the Fund’s portfolio counselors continue to find attractive investment opportunities and encourage investors to not be distracted by gloomy headlines.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/2011

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,309. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have increased to $11,723. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class II Shares
One Year	–9.26%
Inception (7/1/10)	+8.51%

*	The MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2011 Annual Report Commentary

Advised by:

The Fund returned (19.48%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI All Country World Small-Cap Index*, returned (10.96%). The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization Fund (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Reflecting continued caution about the global economic uncertainty, the Fund’s portfolio counselors increased the Fund’s cash position to 18.0% at December 31, 2011, compared with 8.6% at June 30, 2011.

Emerging and developing markets, which make up a significant portion of the Fund’s portfolio, were generally weak. Holdings of companies domiciled in the United States, China and the United Kingdom helped the Fund’s results, while holdings in Italian-based companies trailed.

The Fund did find high ground in emerging and developing countries, highlighted by holdings in two Hong Kong companies that operate casinos in Macau. Other strong returns came from holdings in Ireland and South Korea.

In this period of global structural debt problems and slowing economic growth, the Fund’s portfolio counselors will continue to seek out companies with healthier balance sheets that have long-term growth prospects in both the developed and emerging marketplace.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/2011

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,348. For comparison, look at how the MSCI All Country World Small Cap Index did over the same period. The same $10,000 investment would have increased to $11,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class II Shares
One Year	–19.48%
Inception (7/1/10)	+2.30%

*	The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2011 Annual Report Commentary

Advised by:

The Fund returned (4.68%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the S&P 500® Index*, returned 2.11%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth Fund (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

In a volatile year in which investors generally sought the safety of the largest blue chip companies, the defensive sectors of consumer staples and health care were the main contributors to the Fund’s results, with consumer discretionary the only other sector providing a positive return for the Fund. Weaker sectors included financials, energy and materials.

As a group, larger companies in the portfolio did better than their midsized and smaller counterparts. Overall, holdings outside the U.S. were weak, with Canada the biggest drag on Fund results.

Encouraging data in the fourth quarter of 2011 suggests that the U.S. economic recovery may regain momentum and consumers could start spending again, which could benefit many of the consumer discretionary companies in the Fund’s portfolio. The economic recovery should also bolster energy companies, and the Fund’s portfolio counselors are looking for investment opportunities in this area.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,992. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to

$12,587. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class II Shares
One Year	–4.68%
Inception (7/1/10)	+12.81%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2011 Annual Report Commentary

Advised by:

The Fund returned (2.23%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the S&P 500® Index*, returned 2.11%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income Fund (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

In a difficult year for stocks around the world, larger U.S. companies in defensive sectors such as health care, consumer staples and utilities provided the Fund’s best results for the year. A strong final quarter, in which all the Fund’s industry sectors advanced, couldn’t quite overcome losses from the third quarter, when investors sought the safety of larger U.S. companies because of the European debt crisis and slowing growth in Asia.

Given the significant declines overseas, the Fund’s holdings outside the U.S. generally detracted slightly from results, though holdings in the United Kingdom added some value.

Looking ahead, the Fund’s portfolio counselors expect that U.S. stocks, the Fund’s primary focus, will continue to offer the best returns. While many U.S. companies reported record profits and earnings in 2011, markets overseas continue to face challenges. The European debt crisis is still unresolved and recent measures to kick-start some Asian economies have yet to take effect.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,987. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to

$12,587. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class II Shares
One Year	–2.23%
Inception (7/1/10)	+12.78%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund

2011 Annual Report Commentary

Advised by:

The Fund returned (14.32%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI ACWI (All Country World Index ex USA*, returned (13.33%). The LVIP American International Fund invests all of its assets in Class 1 shares of the International Fund (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Leading the way for the Fund were consumer staples, energy and select information technology holdings, accelerated by returns from an investment in a U.K. tobacco company. Construction and engineering companies that benefit from industrial and infrastructure spending remained robust and were positive contributors to the Fund. Also, holdings of companies domiciled in South Korea and Belgium were additive to the Fund’s results, while holdings in France and Japan detracted.

Amid unprecedented uncertainty in worldwide markets — with the European debt crisis and ongoing fears about slowing growth in China and other emerging markets — the Fund’s portfolio counselors continue to believe that it is important to maintain a well-balanced portfolio. During gyrating and volatile markets such as these, short-term returns are often driven by market sentiment. Rather than being swept up by the short-term noise, the Fund’s portfolio counselors will continue to try to identify investment opportunities that will provide superior results over the long term.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,585. For comparison, look at how the MSCI ACWI ex

USA Index did over the same period. The same $10,000 investment would have increased to $10,767. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense limitation was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class II Shares
One Year	–14.32%
Inception (7/1/10)	+3.85%

*	The MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Service Class II Shares	$1,000.00	$865.10	0.65%	$3.06
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Global Small Capitalization Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Service Class II Shares	$1,000.00	$802.40	0.65%	$2.95
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Service Class II Shares	$1,000.00	$901.20	0.65%	$3.11
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Service Class II Shares	$1,000.00	$937.50	0.65%	$3.17
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Service Class II Shares	$1,000.00	$822.20	0.65%	$2.99
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®–Global Growth Fund Class 1	1,775,823	$34,450,962

Total Unaffiliated Investment Company (Cost $37,743,876)		34,450,962

TOTAL VALUE OF SECURITIES–100.05% (Cost $37,743,876)	34,450,962
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(18,412)

NET ASSETS APPLICABLE TO 3,046,849 SHARES OUTSTANDING–100.00%	$34,432,550

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($34,432,550/3,046,849 Shares)	$11.301

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$37,446,000
Undistributed net investment income	393,960
Accumulated net realized loss on investments	(114,496)
Net unrealized depreciation of investments	(3,292,914)

Total net assets	$34,432,550

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®–Global Small Capitalization Fund Class 1	2,063,509	$35,678,063

Total Unaffiliated Investment Company (Cost $41,662,642)		35,678,063

TOTAL VALUE OF SECURITIES–100.05% (Cost $41,662,642)	35,678,063
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(19,084)

NET ASSETS APPLICABLE TO 3,462,604 SHARES OUTSTANDING–100.00%	$35,658,979

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($35,658,979/3,462,604 Shares)	$10.298

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$41,655,777
Undistributed net investment income	89,422
Accumulated net realized loss on investments	(101,641)
Net unrealized depreciation of investments	(5,984,579)

Total net assets	$35,658,979

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®–Growth Fund Class 1	2,635,899	$137,251,271

Total Unaffiliated Investment Company (Cost $144,859,679)		137,251,271

TOTAL VALUE OF SECURITIES–100.05% (Cost $144,859,679)	137,251,271
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(69,641)

NET ASSETS APPLICABLE TO 11,444,968 SHARES OUTSTANDING–100.00%	$137,181,630

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($137,181,630/11,444,968 Shares)	$11.986

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$144,483,636
Undistributed net investment income	514,683
Accumulated net realized loss on investments	(208,281)
Net unrealized depreciation of investments	(7,608,408)

Total net assets	$137,181,630

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®–Growth-Income Fund Class 1	3,129,482	$104,117,852

Total Unaffiliated Investment Company (Cost $107,388,350)		104,117,852

TOTAL VALUE OF SECURITIES–100.05% (Cost $107,388,350)	104,117,852
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(53,134)

NET ASSETS APPLICABLE TO 8,689,634 SHARES OUTSTANDING–100.00%	$104,064,718

NET ASSET VALUE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($104,064,718/8,689,634 Shares)	$11.976

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$106,054,896
Undistributed net investment income	1,359,777
Accumulated net realized loss on investments	(79,457)
Net unrealized depreciation of investments	(3,270,498)

Total net assets	$104,064,718

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®–International Fund Class 1	4,913,995	$74,741,862

Total Unaffiliated Investment Company (Cost $84,217,585)		74,741,862

TOTAL VALUE OF SECURITIES–100.05% (Cost $84,217,585)	74,741,862
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(38,406)

NET ASSETS APPLICABLE TO 7,062,978 SHARES OUTSTANDING–100.00%	$74,703,456

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($74,703,456/7,062,978 Shares)	$10.577

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$83,247,196
Undistributed net investment income	1,250,102
Accumulated net realized loss on investments	(318,119)
Net unrealized depreciation of investments	(9,475,723)

Total net assets	$74,703,456

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2011

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$525,966	$383,729	$1,021,152	$1,726,984	$1,515,082

EXPENSES:
Distribution expenses–Service Class II	111,697	118,873	430,579	310,737	224,214
Accounting and administration expenses	49,266	49,413	55,505	53,157	51,462
Reports and statements to shareholders	14,728	15,186	25,100	21,643	18,849
Professional fees	13,870	13,762	14,783	14,381	14,250
Custodian fees	589	523	1,148	890	833
Trustees' fees	253	275	985	703	503
Other	3,368	3,382	4,023	3,767	3,593

	193,771	201,414	532,123	405,278	313,704
Less expenses waived/reimbursed	(61,765)	(60,928)	(25,654)	(38,071)	(48,724)

Total operating expenses	132,006	140,486	506,469	367,207	264,980

NET INVESTMENT INCOME	393,960	243,243	514,683	1,359,777	1,250,102

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from sale of investments in unaffiliated investment companies	(114,308)	(101,519)	(208,143)	(79,316)	(317,904)
Net change in unrealized appreciation/depreciation of investments	(3,354,286)	(6,058,070)	(7,802,889)	(3,366,355)	(9,541,237)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,468,594)	(6,159,589)	(8,011,032)	(3,445,671)	(9,859,141)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,074,634)	$(5,916,346)	$(7,496,349)	$(2,085,894)	$(8,609,039)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund		LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$393,960	$18,038	$243,243	$10,648	$514,683	$46,208	$1,359,777	$64,802	$1,250,102	$39,237
Net realized gain (loss) on investments	(114,308)	(31)	(101,519)	78	(208,143)	(24)	(79,316)	(69)	(317,904)	(91)
Net change in unrealized appreciation/depreciation of investments	(3,354,286)	61,372	(6,058,070)	73,491	(7,802,889)	194,481	(3,366,355)	95,857	(9,541,237)	65,514

Net increase (decrease) in net assets resulting from operations	(3,074,634)	79,379	(5,916,346)	84,217	(7,496,349)	240,665	(2,085,894)	160,590	(8,609,039)	104,660

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(18,184)	—	(164,614)	—	(46,351)	—	(64,946)	—	(39,386)	—
Net realized gain on investments	(157)	—	(200)	—	(114)	—	(72)	—	(124)	—

	(18,341)	—	(164,814)	—	(46,465)	—	(65,018)	—	(39,510)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	38,957,455	2,844,804	43,169,191	3,607,409	146,151,778	12,884,092	108,586,273	9,082,814	86,335,586	6,198,892
Net asset value of shares issued upon reinvestment of dividends and distributions	18,341	—	164,814	—	46,465	—	65,018	—	39,510	—
Cost of shares repurchased	(4,373,311)	(1,143)	(5,273,616)	(11,876)	(14,499,393)	(99,163)	(11,636,676)	(42,389)	(9,300,699)	(25,944)

Increase in net assets derived from capital share transactions	34,602,485	2,843,661	38,060,389	3,595,533	131,698,850	12,784,929	97,014,615	9,040,425	77,074,397	6,172,948

NET INCREASE IN NET ASSETS	31,509,510	2,923,040	31,979,229	3,679,750	124,156,036	13,025,594	94,863,703	9,201,015	68,425,848	6,277,608
NET ASSETS:
Beginning of period	2,923,040	—	3,679,750	—	13,025,594	—	9,201,015	—	6,277,608	—

End of period	$34,432,550	$2,923,040	$35,658,979	$3,679,750	$137,181,630	$13,025,594	$104,064,718	$9,201,015	$74,703,456	$6,277,608

Undistributed net investment income	$393,960	$18,184	$89,422	$10,793	$514,683	$46,351	$1,359,777	$64,946	$1,250,102	$39,386

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II			LVIP American Global Small Capitalization Fund Service Class II
	Year Ended 12/31/11	7/1/10[1] to 12/31/10		Year Ended 12/31/11	7/1/10[1] to 12/31/10
Net asset value, beginning of period	$12.463	$10.000		$12.852	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.230	0.540		0.129	0.305
Net realized and unrealized gain (loss) on investments	(1.384)	1.923		(2.631)	2.547

Total from investment operations	(1.154)	2.463		(2.502)	2.852

Less dividends and distributions from:
Net investment income	(0.008)	—		(0.052)	—
Net realized gain on investments	— [3]	—		— [3]	—

Total dividends and distributions	(0.008)	—		(0.052)	—

Net asset value, end of period	$11.301	$12.463		$10.298	$12.852

Total return[4]	(9.26% )	24.63%		(19.48% )	28.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,433	$2,923		$35,659	$3,680
Ratio of expenses to average net assets[5]	0.65%	0.65%		0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.95%	18.78%		0.93%	17.47%
Ratio of net investment income to average net assets	1.93%	8.88%		1.12%	4.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.63%	(9.25%	)	0.84%	(11.95%	)
Portfolio turnover	3%	2%		4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain on investments distributions of $157 and $200, were made by the LVIP American Global Growth Fund Service Class II and LVIP American Global Small Capitalization Fund Service Class II, respectively, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Funds

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II		LVIP American Growth-Income Fund Service Class II
	Year Ended 12/31/11	7/1/10[1] to 12/31/10	Year Ended 12/31/11	7/1/10[1] to 12/31/10
Net asset value, beginning of period	$12.580	$10.000	$12.261	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.081	0.454	0.288	0.882
Net realized and unrealized gain (loss) on investments	(0.669)	2.126	(0.562)	1.379

Total from investment operations	(0.588)	2.580	(0.274)	2.261

Less dividends and distributions from:
Net investment income	(0.006)	—	(0.011)	—
Net realized gain on investments	— [3]	—	— [3]	—

Total dividends and distributions	(0.006)	—	(0.011)	—

Net asset value, end of period	$11.986	$12.580	$11.976	$12.261

Total return[4]	(4.68% )	25.80%	(2.23% )	22.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,182	$13,026	$104,065	$9,201
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	6.41%	0.71%	8.84%
Ratio of net investment income to average net assets	0.65%	7.26%	2.39%	14.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.62%	1.50%	2.33%	6.32%
Portfolio turnover	2%	1%	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain on investments distributions of $114 and $72, were made by the LVIP American Growth Fund Service Class II and LVIP American Growth-Income Fund Service Class II, respectively, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Funds

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
	Year Ended 12/31/11	7/1/10[1] to 12/31/10
Net asset value, beginning of period	$12.355	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.348	0.736
Net realized and unrealized gain (loss) on investments	(2.118)	1.619

Total from investment operations	(1.770)	2.355

Less dividends and distributions from:
Net investment income	(0.008)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.008)	—

Net asset value, end of period	$10.577	$12.355

Total return[4]	(14.32% )	23.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,703	$6,278
Ratio of expenses to average net assets[5]	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.77%	11.91%
Ratio of net investment income to average net assets	3.05%	12.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.93%	0.75%
Portfolio turnover	4%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $124 were made by the LVIP American International Fund Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Service Class II shares. The Service Class II shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate in the manner of Fund of Funds investing substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ notes to financial statements, which are delivered together with this report.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open year tax years (December 31, 2010-December 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolio, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment

LVIP American Funds–18

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fee paid to the investment advisor of the Underlying Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.10% of average daily net assets. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administration fees	$2,031	$2,161	$7,829	$5,650	$4,077
Legal fees	152	168	593	424	302

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class II shares, an annual fee (Plan Fee) not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.55% of the average daily net assets of the Service Class II shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. Capital Research and Management Company serves as the investment manager for the Underlying Funds.

At December 31, 2011, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Receivables from LIAC	$4,588	$4,557	$—	$982	$2,656
Distribution fees payable to LFD	15,670	16,144	61,384	46,253	33,240

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

LVIP American Funds–19

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$35,665,574	$39,020,962	$133,754,360	$98,873,396	$79,897,047
Sales	676,019	870,484	1,527,278	519,525	1,581,083

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$37,858,372	$41,764,283	$145,068,161	$107,467,807	$84,535,704

Aggregate unrealized depreciation	$(3,407,410)	$(6,086,220)	$(7,816,890)	$(3,349,955)	$(9,793,842)

Net unrealized depreciation	$(3,407,410)	$(6,086,220)	$(7,816,890)	$(3,349,955)	$(9,793,842)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investment Companies	$34,450,962	$35,678,063	$137,251,271	$104,117,852	$74,741,862

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period July 1, 2010 through December 31, 2010. The tax character of dividends and distributions paid during the year ended December 31, 2011 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Ordinary income	$18,341	$164,814	$46,465	$65,018	$39,510

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$37,446,000	$41,655,777	$144,483,636	$106,054,896	$83,247,196
Undistributed ordinary income	393,960	89,422	514,884	1,359,777	1,250,102
Unrealized depreciation of investments	(3,407,410)	(6,086,220)	(7,816,890)	(3,349,955)	(9,793,842)

Net assets	$34,432,550	$35,658,979	$137,181,630	$104,064,718	$74,703,456

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10
Shares sold	3,169,899	234,628	3,602,832	287,243	11,569,397	1,043,391
Shares issued upon reinvestment of dividends and distributions	1,675	—	15,473	—	3,948	—
Shares repurchased	(359,260)	(93)	(442,013)	(931)	(1,163,788)	(7,980)

Net increase	2,812,314	234,535	3,176,292	286,312	10,409,557	1,035,411

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended 12/31/11	7/1/10* to 12/31/10	Year Ended 12/31/11	7/1/10* to 12/31/10
Shares sold	8,903,245	753,934	7,353,417	510,220
Shares issued upon reinvestment of dividends and distributions	5,825	—	3,799	—
Shares repurchased	(969,874)	(3,496)	(802,335)	(2,123)

Net increase	7,939,196	750,438	6,554,881	508,097

*Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP American Funds–22

LVIP American Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, each Fund designates distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Global Growth Fund	0.00%	100.00%	100.00%
LVIP American Global Small Capitalization Fund	0.00%	100.00%	100.00%
LVIP American Growth Fund	0.00%	100.00%	100.00%
LVIP American Growth-Income Fund	0.00%	100.00%	100.00%
LVIP American International Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser and/or overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that, in some cases, LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. With respect to the Funds that are sub-advised, the Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-advisers’ use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Board reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds.

LVIP American Funds–23

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The American Global Growth Fund, the American Global Small Capitalization Fund, the American Growth Fund, the American Growth-Income Fund and the American International Fund (collectively, “LVIP American Funds”) each invest all of its assets in a master fund offered as a series of AFIS, and therefore LIAC has not engaged a sub-adviser for these Funds. The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master/feeder arrangement. Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds.

The Board reviewed the American Global Growth Fund’s return compared to the average return of its Lipper performance group of global core and global growth funds and the MSCI World ND Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American Global Small Capitalization Fund’s return compared to the average return of its Lipper performance group of global growth funds and the MSCI World SmCp CR USD Index. The Board noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and below the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American Growth Fund’s return compared to the average return of its Lipper performance group of large cap growth funds and the S&P 500 Daily Reinv Index. The Board noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and above the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American Growth-Income Fund’s return compared to the average return of its Lipper performance group of large cap core funds and the S&P 500 Daily Reinv Index. The Board noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and below the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the American International Fund’s return compared to the average return of its Lipper performance group of international core funds and the MSCI World x-US ND Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group and below the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

Because the LVIP American Funds invest their assets in the respective master funds, LIAC does not charge a management fee to the LVIP American Funds, unless the funds are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant fund’s prospectus. The Board considered that LIAC had implemented an expense limitation and that LIAC charged no management fee conditioned on the master feeder relationships for the Funds. The Board noted that the actual investment management fees for each Fund were lower than the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s actual investment management fee, coupled with the applicable expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for each Fund continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement for each Fund.

LVIP American Funds–24

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP American Funds–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Funds–26

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund

2011 Annual Report Commentary

Managed by: BAMCO, Inc.

The Fund returned 4.02% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 2000® Index*, returned (4.18%).

The market’s actions remain dominated by macro concerns and developments in Europe.

The Fund’s energy and industrial holdings contributed positively during the quarter and for the year. Energy stocks finally showed some life in the fourth quarter. CARBO Ceramics, Inc., the leading supplier of ceramic proppant to the oil industry, a key component of the hydraulic fracturing process, benefited during 2011 from strong operational execution and growth in demand for its products.

Industrial stocks rallied in the fourth quarter. Industrial prices are highly sensitive to the macro outlook, yet not always indicative of the fundamentals of each company. For example, Generac Holdings, Inc., a leading manufacturer of standby and portable generators for the residential, industrial, and commercial markets, performed well for the year as the company had strong second half sales driven by severe power outages caused by seasonal storms.

Many of our portfolio companies have strong balance sheets and are investing in their future growth. In consumer discretionary some companies are penalizing short-term profits, yet we think their investments will lead to accelerating growth as they build platforms and increase their sales forces. The performance of the Fund’s consumer discretionary holdings was mixed for the year. In the lodging and hospitality sector, most companies recently posted improved revenue per available room (RevPAR) and margins, which led to increased profitability. We think lodging will have strong performance in 2012 and 2013 with the opportunity to significantly increase rates now that occupancies are tracking closer to 2007 peak levels. Choice Hotels International, Inc., a franchisor of hotels, experienced higher unit growth and a modest increase in its share price.

Health care performance has been weak due to continued high unemployment and low consumer confidence. We believe the winners will be healthcare companies that can reduce costs and enhance efficiency while improving patient outcomes and benefit from the aging of the population, such as Edwards Lifesciences Corp. a leading manufacturer of heart valves used in surgical and transcatheter heart-valve replacement.

We construct the portfolio from the bottom up, one stock at a time. We do not include a holding to achieve a target sector allocation or to approximate an index. During the year, the Fund’s positive stock selection effect and, to a lesser extent, sector weightings contributed to relative performance.

The Fund’s favorable stock selection in energy, consumer discretionary, and industrials significantly contributed to relative results for the year. Positive stock selection effect was highest within the Fund’s energy holdings driven primarily by outperformance of the

Fund’s oil and gas storage and transportation and oil and gas exploration and production investments, Southern Union Co., which was sold before year end, and Core Laboratories N.V., respectively. Favorable stock selection effect in consumer discretionary was driven primarily by outperformance of the Fund’s restaurant and apparel accessories and luxury goods holdings, Panera Bread Co., Peet’s Coffee & Tea, Inc., Ralph Lauren Corp., and Under Armour, Inc. In industrials, positive stock selection effect was mostly driven by outperformance of Generac Holdings, Inc.

The Fund’s investments in health care, utilities, and consumer staples were the largest detractors from relative performance during the year. Within health care, weakness was mainly attributable to underperformance of the Fund’s health care facilities holdings, led by hospital operator Community Health Systems, Inc. Within the utilities sector, the Fund’s limited exposure to this more defensive sector detracted from relative results. Within consumer staples, underperformance of Diamond Foods, Inc. was offset by the Fund’s higher exposure to the sector, a standout in the benchmark. The Diamond Foods saw its shares decline amidst questions regarding its accounting practices, and we sold our position.

We believe that current stock market valuations are compelling. Although there are still U.S. fiscal issues and a somewhat dysfunctional government, we think the U.S. consumer has remained resilient and corporate America has remained strong. We think the balance sheets for the companies we own are mostly solid, and businesses are equipped with ample capital to fund growth opportunities, make acquisitions, or return capital to shareholders.

Ronald Baron

BAMCO, Inc., an investment adviser

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/01. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,158. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have increased to $17,288. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Service Class Shares
One Year	+4.02%
Five Years**	+2.74%
Ten Years**	+6.72%

Standard Class Shares
One Year	+4.29%
Inception (6/5/07)	+1.40%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

**	The performance data for the Service Class shown prior to June 5, 2007 includes historical performance of Baron Capital Asset Fund (a predecessor to the Fund), for which BAMCO, Inc. served as investment advisor.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates and other insurance companies for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table shown, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$934.80	1.04%	$5.07
Service Class Shares	1,000.00	933.50	1.29%	6.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.90%
Capital Markets	2.51%
Chemicals	0.47%
Commercial Services & Supplies	3.64%
Construction & Engineering	0.72%
Consumer Finance	0.16%
Distributors	2.32%
Diversified Consumer Services	2.93%
Diversified Financial Services	2.51%
Electric Utilities	1.77%
Electrical Equipment	2.79%
Energy Equipment & Services	7.44%
Food & Staples Retailing	1.08%
Food Products	1.75%
Health Care Equipment & Supplies	4.16%
Health Care Providers & Services	3.98%
Health Care Technology	0.53%
Hotels, Restaurants & Leisure	11.40%
Household Products	1.05%
Insurance	3.40%
Internet Software & Services	2.23%
IT Services	3.63%
Life Sciences Tools & Services	3.24%
Machinery	2.95%
Media	1.81%
Oil, Gas & Consumable Fuels	3.64%
Pharmaceuticals	0.77%
Professional Services	1.82%
Real Estate Investment Trusts	4.65%
Road & Rail	4.03%
Semiconductors & Semiconductor Equipment	0.38%
Software	7.73%
Specialty Retail	2.38%
Textiles, Apparel & Luxury Goods	4.63%
Trading Companies & Distributors	1.40%
Short-Term Investment	0.17%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Genesee & Wyoming Class A	3.26%
Core Laboratories	2.91%
AMERIGROUP	2.78%
Vail Resorts	2.73%
Choice Hotels International	2.73%
Polo Ralph Lauren	2.60%
MSCI Class A	2.51%
Arch Capital Group	2.40%
Dick’s Sporting Goods	2.38%
Mettler-Toledo International	2.33%
Total	26.63%

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.90%
Capital Markets–2.51%
Cohen & Steers	132,899	$3,840,781
Eaton Vance	90,000	2,127,600
†Financial Engines	70,000	1,563,100
Jefferies Group	63,100	867,625
†Manning & Napier	53,755	671,400

		9,070,506

Chemicals–0.47%
†Intrepid Potash	75,000	1,697,250

		1,697,250

Commercial Services & Supplies–3.64%
†Copart	125,200	5,995,828
Ritchie Brothers Auctioneers	173,500	3,830,880
†Tetra Tech	155,000	3,346,450

		13,173,158

Construction & Engineering–0.72%
†AECOM Technology	126,300	2,597,991

		2,597,991

Consumer Finance–0.16%
†Green Dot Class A	18,377	573,730

		573,730

Distributors–2.32%
†LKQ	279,500	8,407,360

		8,407,360

Diversified Consumer Services–2.93%
DeVry	189,500	7,288,170
Strayer Education	34,000	3,304,460

		10,592,630

Diversified Financial Services–2.51%
†MSCI Class A	275,500	9,072,215

		9,072,215

Electric Utilities–1.77%
ITC Holdings	84,420	6,405,790

		6,405,790

Electrical Equipment–2.79%
†Generac Holdings	241,539	6,770,338
†Polypore International	75,800	3,334,442

		10,104,780

Energy Equipment & Services–7.44%
Carbo Ceramics	60,000	7,399,800
Core Laboratories	92,300	10,517,585
Helmerich & Payne	87,400	5,100,664
†SEACOR Holdings	43,700	3,887,552

		26,905,601

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.08%
†United Natural Foods	97,200	$3,888,972

		3,888,972

Food Products–1.75%
†Dole Food	35,000	302,750
†TreeHouse Foods	92,300	6,034,574

		6,337,324

Health Care Equipment & Supplies–4.16%
†Edwards Lifesciences	72,900	5,154,030
†Gen-Probe	58,300	3,446,696
†IDEXX Laboratories	75,000	5,772,000
†Neogen	21,700	664,888

		15,037,614

Health Care Providers & Services–3.98%
†AMERIGROUP	170,100	10,049,508
†Community Health Systems	250,000	4,362,500

		14,412,008

Health Care Technology–0.53%
†Allscripts Healthcare Solutions	50,000	947,000
†athenahealth	20,000	982,400

		1,929,400

Hotels, Restaurants & Leisure–11.40%
Ameristar Casinos	14,900	257,621
Choice Hotels International	259,500	9,873,975
†Panera Bread Class A	54,100	7,652,445
†Peet’s Coffee & Tea	120,000	7,521,600
†Penn National Gaming	158,400	6,030,288
Vail Resorts	233,300	9,882,588

		41,218,517

Household Products–1.05%
Church & Dwight	82,800	3,788,928

		3,788,928

Insurance–3.40%
†Arch Capital Group	233,300	8,685,759
Primerica	155,500	3,613,820

		12,299,579

Internet Software & Services–2.23%
†Equinix	58,000	5,881,200
†WebMD Health Class A	58,500	2,196,675

		8,077,875

IT Services–3.63%
†Booz Allen Hamilton Holding	143,819	2,480,878
†Gartner	174,900	6,081,273
MAXIMUS	110,800	4,581,580

		13,143,731

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–3.24%
†Mettler-Toledo International	57,000	$8,419,470
Techne	48,600	3,317,436

		11,736,906

Machinery–2.95%
†Colfax	129,300	3,682,464
†Middleby	53,400	5,021,736
Valmont Industries	21,800	1,979,222

		10,683,422

Media–1.81%
Morningstar	110,000	6,539,500

		6,539,500

Oil, Gas & Consumable Fuels–3.64%
†Concho Resources	26,200	2,456,250
†Denbury Resources	87,500	1,321,250
†GeoResources	7,000	205,170
†Oasis Petroleum	11,960	347,916
SM Energy	72,900	5,328,991
Targa Resources	86,196	3,507,315

		13,166,892

Pharmaceuticals–0.77%
#†CFR Pharmaceuticals 144A	118,379	2,782,569

		2,782,569

Professional Services–1.82%
†CoStar Group	87,351	5,828,932
†IHS Class A	8,700	749,592

		6,578,524

Real Estate Investment Trusts–4.65%
Alexander’s	11,600	4,292,348
Alexandria Real Estate Equities	34,000	2,344,980
American Assets Trust	100,000	2,051,000
American Campus Communities	38,000	1,594,480
Douglas Emmett	272,200	4,964,928
LaSalle Hotel Properties	64,500	1,561,545

		16,809,281

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–4.03%
†Genesee & Wyoming Class A	194,400	$11,776,752
Landstar System	58,300	2,793,736

		14,570,488

Semiconductors & Semiconductor Equipment–0.38%
†Cymer	27,500	1,368,400

		1,368,400

Software–7.73%
†Advent Software	120,000	2,923,200
†ANSYS	126,300	7,234,464
†Concur Technologies	63,100	3,204,849
FactSet Research Systems	50,900	4,442,552
Pegasystems	119,000	3,498,600
†RealPage	72,900	1,842,183
†SS&C Technologies Holdings	175,000	3,160,500
†Synchronoss Technolgies	54,667	1,651,490

		27,957,838

Specialty Retail–2.38%
Dick’s Sporting Goods	233,300	8,604,104

		8,604,104

Textiles, Apparel & Luxury Goods–4.63%
Polo Ralph Lauren	68,000	9,389,440
†Under Armour Class A	102,500	7,358,475

		16,747,915

Trading Companies & Distributors–1.40%
†Air Lease	52,334	1,240,839
MSC Industrial Direct Class A	53,400	3,820,770

		5,061,609

Total Common Stock (Cost $213,940,162)		361,342,407

SHORT-TERM INVESTMENT–0.17%
Money Market Mutual Fund–0.17%
Dreyfus Treasury & Agency Cash Management Fund	615,054	615,054

Total Short-Term Investment (Cost $615,054)		615,054

TOTAL VALUE OF SECURITIES–100.07% (Cost $214,555,216)	361,957,461
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(253,917)

NET ASSETS APPLICABLE TO 11,484,085 SHARES OUTSTANDING–100.00%	$361,703,544

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($7,769,657 / 243,895 Shares)	$31.857

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($353,933,887 / 11,240,190 Shares)	$31.488

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$195,731,707
Accumulated net realized gain on investments	18,569,592
Net unrealized appreciation of investments	147,402,245

Total net assets	$361,703,544

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $2,782,569, which represented 0.77% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Baron Growth Opportunities Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$2,292,003
Foreign tax withheld	(26,274)

2,265,729

EXPENSES:
Management fees	4,100,015
Distribution expenses-Service Class	913,680
Accounting and administration expenses	186,373
Reports and statements to shareholders	79,601
Professional fees	24,083
Trustees’ fees	11,959
Custodian fees	10,655
Pricing fees	1,220
Other	11,212

5,338,798
Less expenses waived/reimbursed	(161,102)

Total operating expenses	5,177,696

NET INVESTMENT LOSS	(2,911,967)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	40,288,410
Net change in unrealized appreciation/depreciation of investments	(24,013,172)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	16,275,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,363,271

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,911,967)	$(1,714,712)
Net realized gain on investments	40,288,410	24,846,033
Net change in unrealized appreciation/depreciation of investments	(24,013,172)	60,939,286

Net increase in net assets resulting from operations	13,363,271	84,070,607

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,617,773	10,404,667
Service Class	78,739,336	53,055,226

	112,357,109	63,459,893

Cost of shares repurchased:
Standard Class	(66,063,767)	(33,105,085)
Service Class	(93,127,272)	(63,519,722)

	(159,191,039)	(96,624,807)

Decrease in net assets derived from capital share transactions	(46,833,930)	(33,164,914)

NET INCREASE (DECREASE) IN NET ASSETS	(33,470,659)	50,905,693
NET ASSETS:
Beginning of year	395,174,203	344,268,510

End of year (there was no undistributed net investment income either year ended)	$361,703,544	$395,174,203

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended							6/5/07[1] to 12/31/07
	12/31/11		12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$30.546		$24.109		$17.386		$29.986	$31.455

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.158)		(0.069)		(0.125)		(0.095)	0.009
Net realized and unrealized gain (loss) on investments	1.469		6.506		6.848		(11.146)	(1.478)

Total from investment operations	1.311		6.437		6.723		(11.241)	(1.469)

Less dividends and distributions from:
Net realized gain on investments	—		—		—		(1.359)	—

Total dividends and distributions	—		—		—		(1.359)	—

Net asset value, end of period	$31.857		$30.546		$24.109		$17.386	$29.986

Total return[3]	4.29%		26.70%		38.67%		(38.98% )	(4.67%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,770		$40,730		$53,680		$28,648	$16,095
Ratio of expenses to average net assets	1.04%		1.04%		1.04%		1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%		1.09%		1.09%		1.09%	1.08%
Ratio of net investment income (loss) to average net assets	(0.49%	)	(0.27%	)	(0.63%	)	(0.38% )	0.05%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.53%	)	(0.32%	)	(0.68%	)	(0.43% )	0.01%
Portfolio turnover	18%		14%		10%		23%	23%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07[1]
Net asset value, beginning of period	$30.270		$23.951		$17.315		$29.944	$32.302

Income (loss) from investment operations:
Net investment loss[2]	(0.233)		(0.133)		(0.174)		(0.156)	(0.124)
Net realized and unrealized gain (loss) on investments	1.451		6.452		6.810		(11.114)	1.314

Total from investment operations	1.218		6.319		6.636		(11.270)	1.190

Less dividends and distributions from:
Net realized gain on investments	—		—		—		(1.359)	(3.548)

Total dividends and distributions	—		—		—		(1.359)	(3.548)

Net asset value, end of period	$31.488		$30.270		$23.951		$17.315	$29.944

Total return[3]	4.02%		26.38%		38.32%		(39.13% )	3.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$353,934		$354,444		$290,589		$212,368	$344,883
Ratio of expenses to average net assets	1.29%		1.29%		1.29%		1.29%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.33%		1.34%		1.34%		1.34%	1.32%
Ratio of net investment loss to average net assets	(0.74%	)	(0.52%	)	(0.88%	)	(0.63% )	(0.39% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.78%	)	(0.57%	)	(0.93%	)	(0.68% )	(0.42% )
Portfolio turnover	18%		14%		10%		23%	23%

[1]

Effective June 5, 2007, the Baron Capital Asset Fund (the Baron Fund), a series of the Baron Capital Funds Trust, was reorganized into the Fund. The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance Shares Class of the Baron Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies), and other insurance companies for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with under valued assets or favorable growth prospects.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,047 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO at an annual rate of 0.50% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $41,000 and $2,522, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$308,236
Distribution fees payable to LFD	75,175

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $72,482,068 and sales of $113,592,410 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $214,600,221. At December 31, 2011, net unrealized appreciation was $147,357,240, of which $152,209,644 related to unrealized appreciation of investments and $4,852,404 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$358,559,838	$2,782,569	$361,342,407
Short-Term Investment	615,054	—	615,054

Total	$359,174,892	$2,782,569	$361,957,461

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2011, and 2010.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$195,731,707
Undistributed long-term capital gains	19,244,918
Post-October losses	(630,321)
Unrealized appreciation of investments	147,357,240

Net assets	$361,703,544

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Paid-in Capital	Undistributed Net Investment Loss
$(2,911,967)	$2,911,967

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $21,672,505 was utilized in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	1,054,345	405,259
Service Class	2,469,970	2,050,687

	3,524,315	2,455,946

Shares repurchased:
Standard Class	(2,143,845)	(1,298,383)
Service Class	(2,939,110)	(2,473,895)

	(5,082,955)	(3,772,278)

Net decrease	(1,558,640)	(1,316,332)

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

7. Market Risk

illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2012. The Board noted that the investment management fee was higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the fee paid to the sub-adviser and the sub-adviser’s expertise in the investment strategy. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that

LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with BAMCO

In considering the renewal of the sub-advisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the sub-advisory agreement. The Board reviewed the services provided by BAMCO, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of small-cap growth funds and the Russell 2000 Index. The Board noted that the Fund’s one year return was in the range of the average of the Lipper performance group for the one year period and above the benchmark index and that the three year performance was above the average of the Lipper performance group. The Board considered LIAC’s view that BAMCO was a buy and hold investor with good long-term results. The Board concluded that the services provided by BAMCO were satisfactory.

The Board reviewed the sub-advisory fee compared to the fee BAMCO charges to other funds and clients with similar objectives, based on information provided by BAMCO, and noted that the sub-advisory fee was within range of the expense group average of the Lipper contractual sub-advisor fees expense group and noted that the Fund was charged the lowest fee by BAMCO compared to other funds with similar investment strategies. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. They also considered BAMCO’s representation that it believes the fee is appropriate and reasonable in light of the services rendered. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Baron Growth Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–19

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 12.14% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Barclays Capital U.S. TIPS Index*, returned 13.56%.

When the year opened, there was a sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were certainly an issue, they appeared relatively well contained. It was only a few short months, however, when the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the Eurozone as well as some weaker-than expected US economic data. This Europe-induced fog of fear combined with political unrest in the Middle East and the downgrade of US Treasury debt, resulted in a dramatic rally in Treasury Inflation Protected Securities (TIPS) led by the front end of the yield curve. By the time the year drew to a close, positive forces reemerged as the US economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

For the year, the Fund maintained a real yield curve flattening bias between the 10-year and 30-year points on the curve with the view that improving economic data would put pressure on the intermediate portion of the curve to move higher. This position served as a detractor from performance for a majority of the year, as the real yield curve was pushed steeper due to a confluence of factors including, weakening US economic data, Arab political tensions, the downgrade of US Treasury debt and the escalation of European sovereign debt fears. In addition, the Fund’s short duration compared to the benchmark served as a detractor from performance. However, towards the end of the year, as US economic data started to show signs of resilience and European fears abated, the position began to work in our favor.

Over the course of the year, the Fund actively traded exposure across the yield curve to take advantage of auctions and buybacks, including the Fed’s operation “twist.” Our fundamental view continues to be that inflation expectations priced into the market make valuations more attractive on the long end of the real yield curve. The Fund ended the year with a shorter duration compared to the benchmarks, as economic data in the US has proven to be resilient in the near term.

Brian Weinstein

Martine Hegarty

BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/3/11

This chart illustrates hypothetically, that $10,000 was invested in the LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,478 for the Standard Class shares and to $11,430 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index did from 5/3/10 through 12/31/11. The same $10,000 investment would have increased to $11,727 Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+12.14%
Inception (5/3/10)	+8.58%

Service Class Shares
One Year	+11.88%
Inception (5/3/10)	+8.31%

*	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$1,067.80	0.50%	$2.61
Service Class Shares	1,000.00	1,066.50	0.75%	3.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.68	0.50%	$2.55
Service Class Shares	1,000.00	1,021.42	0.75%	3.82

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	19.86%
Corporate Bonds	0.06%
Sovereign Bonds	20.45%
France	10.02%
Germany	10.26%
Italy	0.17%
U.S. Treasury Obligations	55.32%
Short-Term Investments	3.90%
Total Value of Securities	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2011

		Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES–19.86%
Fannie Mae S.F. 30 yr 3.50% 1/1/42		14,200,000	$14,616,696
Freddie S.F. 30 yr 3.50% 1/1/42		31,090,000	31,948,895
GNMA2 S.F. 30 yr 3.50% 12/20/41		31,090,000	32,416,182

Total Agency Mortgage-Backed Securities (Cost $78,470,286)			78,981,773

CORPORATE BONDS–0.06%
Capital Markets–0.03%
•Morgan Stanley 6.068% 3/5/18		143,000	132,629

			132,629

Insurance–0.03%
•Prudential Financial 5.43% 6/10/15		114,000	114,534

			114,534

Total Corporate Bonds (Cost $251,219)			247,163

SOVEREIGN BONDS–20.45%
France–10.02%
France Government Bond O.A.T 1.60% 7/25/15	EUR	29,518,048	39,867,876

			39,867,876

Germany–10.26%
Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	28,898,879	40,790,539

			40,790,539

Italy–0.17%
Italy Buoni Poliennali Del Tesoro 2.10% 9/15/21	EUR	681,343	661,354

			661,354

Total Sovereign Bonds (Cost $81,894,137)			81,319,769

U.S. TREASURY OBLIGATIONS–55.32%
U.S. Treasury Inflation Index Bonds
1.75% 1/15/28		3,015,404	3,630,028
2.00% 1/15/26		5,179,187	6,372,829
2.125% 2/15/40		7,472,526	10,046,460
2.125% 2/15/41		15,685,338	21,225,446

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Index Bonds (continued)
2.375% 1/15/25	15,613,428	$19,870,522
2.375% 1/15/27	14,220,878	18,383,813
2.50% 1/15/29	1,658,870	2,216,795
3.375% 4/15/32	1,301,122	2,007,693
¥3.625% 4/15/28	8,721,439	12,978,592
¥3.875% 4/15/29	4,813,709	7,514,277
U.S. Treasury Inflation Index Notes
0.125% 4/15/16	27,840,285	29,038,279
0.50% 4/15/15	13,654,909	14,296,048
0.625% 4/15/13	5,056,191	5,144,675
0.625% 7/15/21	5,667,451	6,068,157
1.125% 1/15/21	1,940,738	2,166,197
¥1.25% 4/15/14	1,497,832	1,570,501
1.25% 7/15/20	820,194	928,485
1.375% 7/15/18	2,639,700	2,991,522
1.375% 1/15/20	196,531	223,953
1.625% 1/15/15	7,506,051	8,100,087
1.625% 1/15/18	92,948	105,946
1.875% 7/15/13	1,010,896	1,057,729
1.875% 7/15/15	3,201,980	3,533,186
1.875% 7/15/19	1,944,829	2,293,531
2.00% 4/15/12	564,600	567,423
2.00% 1/15/14	4,442,050	4,706,836
2.00% 7/15/14	10,272,937	11,074,709
2.00% 1/15/16	2,931,830	3,278,839
2.125% 1/15/19	2,130,272	2,534,359
2.375% 1/15/17	6,547,936	7,604,813
2.50% 7/15/16	4,019,471	4,651,283
2.625% 7/15/17	2,966,056	3,532,620
3.00% 7/15/12	220,376	225,248

Total U.S. Treasury Obligations (Cost $206,624,802)		219,940,881

	Number of Shares
SHORT-TERM INVESTMENTS–3.90%
Money Market Mutual Funds–3.90%
BlackRock Liquidity Funds	12,217,094	12,217,094
Dreyfus Treasury Cash Management Fund	3,279,155	3,279,155

Total Short-Term Investments (Cost $15,496,249)		15,496,249

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Value (U.S. $)
TOTAL VALUE OF SECURITIES–99.59% (Cost $382,736,693)	$395,985,835
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	1,647,337

NET ASSETS APPLICABLE TO 36,074,192 SHARES OUTSTANDING–100.00%	$397,633,172

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($156,625,774 / 14,208,425 Shares)	$11.023

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($241,007,398 / 21,865,767 Shares)	$11.022

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization no par)	$375,883,065
Undistributed net investment income	437,812
Accumulated net realized gain on investments	8,674,439
Net unrealized appreciation of investments and foreign currencies	12,637,856

Total net assets	$397,633,172

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
¥	Fully or partially pledged as collateral for futures contracts.
•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2011:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CITI	EUR	(63,330,000)	USD	82,626,056	1/25/12	$649,908
DB	EUR	(173,000)	USD	232,992	1/25/12	9,056

						$658,964

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(418) Euro Bobl	$(67,819,702)	$(67,681,457)	3/8/12	$138,245
(32) Euro Bund	(5,786,858)	(5,758,258)	313/12	28,600
(82) U.S. Long Bond	(11,689,248)	(11,874,625)	3/30/12	(185,377)
(143) U.S. Treasury 2 yr Notes	(31,540,201)	(31,538,203)	4/4/12	1,998
(366) U.S. Treasury 5 yr Notes	(44,902,997)	(45,112,360)	3/30/12	(209,363)
259 U.S. Treasury 10 yr Notes	33,653,303	33,961,375	3/30/12	308,072
(100) U.S. Ultra Bond	(15,820,632)	(16,018,750)	3/30/12	(198,118)

	$(143,906,335)			$(115,943)

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP SSgA BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Index Swap Contract

Total Return Swap Contract

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$135,392,000	1/20/12	Agreement with Barclays to receive the notional amount multiplied by the Barclays Capital TIPS Index (LBUTTRUU) Daily Index Levels and to pay the notional amount multiplied by the fixed rate of 0.4546%.	$(996,427	)*

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

CITI–Citigroup Global Markets

DB–Deutsche Bank

EUR–European Monetary Unit

GNMA–Government National Mortgage Association

MNB–Mellon National Bank

O.A.T–Obligations Assimilables du Trésor

S.F.–Single Family

yr–Year

USD–United States Dollar

[1]	See Note 7 in “Notes to Financial Statements.”
*	Swap contract was fair valued at December 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments, at value	$380,489,586
Short-term investments, at value	15,496,249
Cash	93,996
Receivables for securities sold	174,536,373
Dividends and interest receivable	2,156,372
Receivables for fund shares sold	777,130
Unrealized gain on foreign currency exchange contracts	658,966

TOTAL ASSETS	574,208,672

LIABILITIES:
Payables for securities purchased	174,549,264
Unrealized loss on total return swap contracts	996,427
Payables for fund shares redeemed	523,490
Foreign currencies, at value	91,431
Variation margin payable on futures contracts	173,966
Due to manager and affiliates	197,646
Other accrued expenses	22,760
Annual protection payments on total return swap contracts	20,516

TOTAL LIABILITIES	176,575,500

TOTAL NET ASSETS	$397,633,172

Investments, at cost	$367,240,444
Short-term investments, at cost	15,496,249
Foreign currencies, at cost	91,579

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2011

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$7,255,389
Dividends	176

7,255,565

EXPENSES:
Management fees	1,262,522
Distribution expenses-Service Class	312,183
Accounting and administration expenses	127,310
Professional fees	31,099
Reports and statements to shareholders	20,791
Custodian fees	10,665
Trustees’ fees	6,119
Pricing fees	5,850
Other	7,143

Total operating expenses	1,783,682

NET INVESTMENT INCOME	5,471,883

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	12,319,032
Futures contracts	(3,195,819)
Foreign currencies	275,841
Swap contracts	2,434,162

Net realized gain	11,833,216
Net change in unrealized appreciation/depreciation of investments and foreign currencies	13,819,158

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	25,652,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,124,257

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/11	5/3/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,471,883	$1,017,538
Net realized gain on investments and foreign currencies	11,833,216	2,667,721
Net unrealized appreciation/depreciation of investments and foreign currencies	13,819,158	(1,181,302)

Net increase in net assets resulting from operations	31,124,257	2,503,957

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,299,697)	(1,499,086)
Service Class	(3,921,266)	(36,465)
Net realized gain on investments:
Standard Class	(1,453,861)	—
Service Class	(1,667,738)	—

	(10,342,562)	(1,535,551)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	58,687,327	158,745,122
Service Class	254,406,889	15,989,084
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,753,558	1,499,086
Service Class	5,589,004	36,465

	323,436,778	176,269,757

Cost of shares repurchased:
Standard Class	(68,334,582)	(13,027,142)
Service Class	(41,815,530)	(646,210)

	(110,150,112)	(13,673,352)

Increase in net assets derived from capital share transactions	213,286,666	162,596,405

NET INCREASE IN NET ASSETS	234,068,361	163,564,811
NET ASSETS:
Beginning of period	163,564,811	—

End of period (including undistributed net investment income of $437,812 and $109,614, respectively)	$397,633,172	$163,564,811

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.131	$10.000

Income from investment operations:
Net investment income[2]	0.220	0.080
Net realized and unrealized gain on investments and foreign currencies	1.010	0.156

Total from investment operations	1.230	0.236

Less dividends and distributions from:
Net investment income	(0.231)	(0.105)
Net realized gain on investments	(0.107)	—

Total dividends and distributions	(0.338)	(0.105)

Net asset value, end of period	$11.023	$10.131

Total return[3]	12.14%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$156,626	$148,262
Ratio of expenses to average net assets	0.52%	0.55%
Ratio of net investment income to average net assets	2.06%	1.18%
Portfolio turnover	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.129	$10.000

Income from investment operations:
Net investment income[2]	0.197	0.063
Net realized and unrealized gain on investments and foreign currencies	1.005	0.155

Total from investment operations	1.202	0.218

Less dividends and distributions from:
Net investment income	(0.202)	(0.089)
Net realized gain on investments	(0.107)	—

Total dividends and distributions	(0.309)	(0.089)

Net asset value, end of period	$11.022	$10.129

Total return[3]	11.88%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$241,007	$15,303
Ratio of expenses to average net assets	0.77%	0.80%
Ratio of net investment income to average net assets	1.81%	0.93%
Portfolio turnover	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

Prior to May 1, 2011, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.57% of average daily net assets of the Fund.

BlackRock Financial Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.15% for the first $100 million of the Fund’s average daily net assets; 0.08% of the next $400 million; and 0.05% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $28,056 and $1,489, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$149,036
Distribution fees payable to LFD	48,610

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $532,083,138 and sales of $431,594,558 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $1,324,490,691 and sales of $1,218,566,196 of long-term U.S. government securities.

At December 31, 2011, the cost of investments for federal income tax purposes was $383,357,122. At December 31, 2011, net unrealized appreciation was $12,628,713, of which $13,869,794 related to unrealized appreciation of investments and $1,241,081 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$78,981,773	$—	$78,981,773
Corporate Debt	—	247,163	—	247,163
Foreign Debt	—	81,319,769	—	81,319,769
U.S. Treasury Obligations	—	219,940,881	—	219,940,881
Short-Term Investments	15,496,249	—	—	15,496,249

Total	$15,496,249	$380,489,586	$—	$395,985,835

Foreign Currency Exchange Contracts	$—	$658,966	$—	$658,966

Futures Contracts	$(115,943)	$—	$—	$(115,943)

Index Swap Contract	$—	$—	$(996,427)	$(996,427)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Swap Contract
Balance as of 12/31/10	$(215,027)
Net change in unrealized appreciation/depreciation	(781,400)

Balance as of 12/31/11	$(996,427)

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(781,400)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 Investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2011 and the period May 3, 2010 through December 31, 2010 was as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Ordinary income	$10,266,222	$1,535,551
Long-term capital gains	76,340	—

Total	$10,342,562	$1,535,551

*	Date of commencement of operations.

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$375,883,065
Undistributed ordinary income	9,012,080
Post-October losses	(53,055)
Unrealized appreciation of investments and foreign currencies	12,791,082

Net assets	$397,633,172

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, tax treatment of swap contracts, and mark-to-market of futures contracts and foreign currency contracts.

Post-October losses represent losses realized on investments from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions, tax treatment of gain (loss) on foreign currency transactions, and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$2,077,278	$(2,077,278)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Shares sold:
Standard Class	5,498,754	15,763,762
Service Class	23,722,608	1,571,191
Shares issued upon reinvestment of dividends and distributions:
Standard Class	429,102	147,403
Service Class	504,849	3,586

	30,155,313	17,485,942

Shares repurchased:
Standard Class	(6,354,592)	(1,276,004)
Service Class	(3,872,528)	(63,939)

	(10,227,120)	(1,339,943)

Net increase	19,928,193	16,145,999

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Index Swaps.     Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally.    Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives			Liabilities Derivatives
	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$658,964		Unrealized loss on foreign currency exchange contracts	$—
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	221,903	*	Variation margin payable on futures contracts	(337,846)
Index contracts (Index swap contracts)	Unrealized gain on total return swap contracts	—		Unrealized loss on total return swap contracts	(996,427)

Total		$880,867			$(1,334,273)

*	Includes cumulative depreciation of futures contracts from the date the contracts are opened through December 31, 2011. Only current day variation margin is reported with the Fund’s assets and liabilities.

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/deprecation of investments and foreign currencies	$(1,133,211)*	$1,083,323
Interest rate contracts (Futures contracts)	Net realized loss on futures and net change in unrealized appreciation/deprecation of investments and foreign currencies	(3,195,820)	552,477
Index contracts (Index swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/deprecation of investments and foreign currencies	2,434,162	(781,400)

Total		$(1,894,869)	$854,400

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s statement of operations.

Derivatives Generally.    The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$5,998,669	$13,200,888
Futures contracts (average notional value)	32,862,054	92,637,736
Swap contracts (average notional value)	—	30,660,984

8. Credit and Market Risk

The Fund primarily invests in inflation-protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped securities, which provide only the principal or interest feature of the underlying security. The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.74%	99.26%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees were lower than the average of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with BlackRock

In considering the renewal of the sub-advisory agreement between LIAC and BlackRock Financial Management, Inc. (“Blackrock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Blackrock under the sub-advisory agreement. The Board reviewed the services provided by Blackrock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Blackrock. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of general US government funds and the Barclays US TIPS Index. The Board noted that the Fund’s one year return was above the average of the Lipper performance group for the one year period and below the benchmark index. The Board concluded that the services provided by Blackrock were satisfactory.

The Board noted Blackrock’s representation that it does not charge any clients with similar objectives a lower fee, and noted that the sub-advisory fee was below the average of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Blackrock’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC compensates Blackrock from its fees. The Board concluded that estimated profitability was not unreasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP BlackRock Inflation Protected Bond Fund–20

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	Lincoln Advisors Trust
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund–22

LVIP Capital Growth Fund

LVIP Capital Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Capital Growth Fund

LVIP Capital Growth Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (9.01%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Growth Index*, returned 2.64%.

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve, the extension of tax cuts in the US, strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period however as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the US, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the US.

The Fund’s underperformance versus its benchmark during the period was driven primarily by weak stock selection in information technology. Stock selection overall was weak and detracted from relative results. Sector allocation, a result of bottom-up stock selection, detracted slightly, primarily due to an underweight allocation to consumer staples.

Three largest detractors to relative performance during the period were Juniper Networks (Information Technology), Acme Packet (Information Technology), and not owning Exxon Mobil (Energy). At the end of the period, we continued to hold Juniper Networks and Acme Packet. Not owning strong performing IBM also detracted from relative results. Among the top contributors to benchmark-relative returns were Green Mountain Coffee (Consumer Staples), Polo Ralph Lauren (Consumer Discretionary), and Alliance Data System (Information Technology). At the end of the period, we continued to hold Green Mountain Coffee and Alliance Data System. We eliminated Polo Ralph Lauren during the period.

In 2012, we look for greater differentiation among stocks as investors refocus on fundamentals. Barring a catastrophic liquidity event in Europe, we could see some reversion to the mean as the “safety trade” unwinds and investors find bargains in high quality stocks that were painted with the “risk” brush in 2011. We are focusing on proven companies with attractive valuations, solid fundamentals, and sustainable growth business models, many of which didn’t fit into the narrow safety definition last year.

With that in mind, we continue to be overweight information technology, where we believe valuations are attractive relative to earnings growth, especially after adjusting for cash on balance sheets. We continue to have overweight exposure to the consumer discretionary sector, favoring companies with strong fundamentals which should also benefit from an economic recovery, albeit a slow growth recovery, and continued penetration in developing markets. We continue to have underweight exposure to the more defensively oriented sectors, such as consumer staples and health care, where we see fewer attractive earnings growth opportunities relative to current valuations.

Andrew J. Shilling, CFA

Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,466. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $12,936. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–9.01%
Five Years	–0.09%
Ten Years	+0.46%

Service Class Shares
One Year	–9.24%
Inception (4/30/07)	–1.07%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$846.20	0.79%	$3.68
Service Class Shares	1,000.00	845.10	1.04%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.13%
Aerospace & Defense	1.56%
Air Freight & Logistics	0.47%
Auto Components	1.92%
Automobiles	1.51%
Biotechnology	1.05%
Capital Markets	3.20%
Chemicals	2.40%
Communications Equipment	6.04%
Computers & Peripherals	11.51%
Consumer Finance	0.59%
Electrical Equipment	1.15%
Energy Equipment & Services	4.83%
Food Products	2.62%
Health Care Equipment & Supplies	2.99%
Health Care Providers & Services	1.14%
Hotels, Restaurants & Leisure	2.79%
Internet & Catalog Retail	2.92%
Internet Software & Services	5.35%
IT Services	2.27%
Life Sciences Tools & Services	1.77%
Machinery	5.63%
Media	4.41%
Metals & Mining	1.55%
Oil, Gas & Consumable Fuels	4.29%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	7.76%
Software	8.66%
Specialty Retail	2.14%
Textiles, Apparel & Luxury Goods	2.71%
Short-Term Investment	3.86%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	7.45%
Altera	3.93%
eBay	3.74%
Oracle	3.18%
Green Mountain Coffee Roasters	2.62%
EMC	2.57%
QUALCOMM	2.39%
Citrix Systems	2.33%
News Class A	2.02%
Johnson Controls	1.92%
Total	32.15%

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–96.13%
Aerospace & Defense–1.56%
Boeing	48,520	$3,558,942
Precision Castparts	6,555	1,080,198

		4,639,140

Air Freight & Logistics–0.47%
C.H. Robinson Worldwide	19,935	1,391,064

		1,391,064

Auto Components–1.92%
Johnson Controls	182,465	5,703,856

		5,703,856

Automobiles–1.51%
Harley-Davidson	115,410	4,485,987

		4,485,987

Biotechnology–1.05%
†Gilead Sciences	76,180	3,118,047

		3,118,047

Capital Markets–3.20%
Ameriprise Financial	88,010	4,368,816
BlackRock	28,920	5,154,701

		9,523,517

Chemicals–2.40%
Monsanto	74,790	5,240,536
Mosaic	37,515	1,891,881

		7,132,417

Communications Equipment–6.04%
†Acme Packet	88,555	2,737,235
†F5 Networks	33,835	3,590,570
†Juniper Networks	221,885	4,528,673
QUALCOMM	129,850	7,102,795

		17,959,273

Computers & Peripherals–11.51%
†Apple	54,695	22,151,474
†EMC	355,285	7,652,839
†NetApp	122,250	4,434,008

		34,238,321

Consumer Finance–0.59%
American Express	37,245	1,756,847

		1,756,847

Electrical Equipment–1.15%
AMETEK	81,200	3,418,520

		3,418,520

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–4.83%
ENSCO ADR	79,900	$3,748,908
National Oilwell Varco	75,820	5,155,002
Schlumberger	79,990	5,464,117

		14,368,027

Food Products–2.62%
†Green Mountain Coffee Roasters	173,960	7,802,106

		7,802,106

Health Care Equipment & Supplies–2.99%
Covidien	58,500	2,633,085
†Edwards Lifesciences	47,885	3,385,470
†Hologic	165,195	2,892,564

		8,911,119

Health Care Providers & Services–1.14%
UnitedHealth Group	67,190	3,405,189

		3,405,189

Hotels, Restaurants & Leisure–2.79%
†Las Vegas Sands	68,835	2,941,320
†MGM Resorts International	186,495	1,945,143
Starbucks	74,385	3,422,453

		8,308,916

Internet & Catalog Retail–2.92%
†Amazon.com	24,650	4,266,915
†priceline.com	9,480	4,433,891

		8,700,806

Internet Software & Services–5.35%
†eBay	367,060	11,132,930
†Google Class A	3,020	1,950,618
VeriSign	79,100	2,825,452

		15,909,000

IT Services–2.27%
†Alliance Data Systems	33,710	3,500,447
†Cognizant Technology Solutions Class A	50,665	3,258,266

		6,758,713

Life Sciences Tools & Services–1.77%
†Agilent Technologies	150,740	5,265,348

		5,265,348

Machinery–5.63%
Caterpillar	21,495	1,947,447
Cummins	55,980	4,927,359
Eaton	68,915	2,999,870
Illinois Tool Works	58,825	2,747,716

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Joy Global	49,310	$3,696,771
PACCAR	11,845	443,832

		16,762,995

Media–4.41%
Disney (Walt)	106,660	3,999,750
News Class A	337,715	6,024,836
†Sirius XM Radio	1,695,955	3,086,638

		13,111,224

Metals & Mining–1.55%
Freeport-McMoRan Copper & Gold	46,020	1,693,075
Rio Tinto ADR	30,765	1,505,024
Walter Energy	23,305	1,411,351

		4,609,450

Oil, Gas & Consumable Fuels–4.29%
Anadarko Petroleum	67,935	5,185,479
Consol Energy	81,260	2,982,242
EOG Resources	30,695	3,023,764
Occidental Petroleum	16,930	1,586,341

		12,777,826

Road & Rail–0.90%
Hunt (J.B.) Transport	59,665	2,689,102

		2,689,102

Semiconductors & Semiconductor Equipment–7.76%
Altera	315,385	11,700,784
Analog Devices	131,510	4,705,428
†Broadcom Class A	153,160	4,496,778
†Skyworks Solutions	116,120	1,883,466
Texas Instruments	10,785	313,951

		23,100,407

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–8.66%
†BMC Software	91,819	$3,009,827
†Citrix Systems	114,245	6,936,956
Oracle	368,385	9,449,075
†Rovi	58,720	1,443,338
†salesforce.com	12,135	1,231,217
†TIBCO Software	88,010	2,104,319
†VMware Class A	18,995	1,580,194

		25,754,926

Specialty Retail–2.14%
Abercrombie & Fitch	69,770	3,407,567
Lowe’s	116,460	2,955,755

		6,363,322

Textiles, Apparel & Luxury Goods–2.71%
Coach	69,375	4,234,650
†Fossil	38,190	3,030,758
†Michael Kors Holdings	8,900	242,525
Polo Ralph Lauren Class A	3,960	546,797

		8,054,730

Total Common Stock (Cost $265,595,516)		286,020,195

SHORT-TERM INVESTMENT–3.86%
Money Market Mutual Fund–3.86%
Dreyfus Treasury & Agency Cash Management Fund	11,483,279	11,483,279

Total Short-Term Investment (Cost $11,483,279)		11,483,279

TOTAL VALUE OF SECURITIES–99.99% (Cost $277,078,795)	297,503,474
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	22,100

NET ASSETS APPLICABLE TO 12,806,679 SHARES OUTSTANDING–100.00%	$297,525,574

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($96,923,395 / 4,158,965 Shares)	$23.305

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($200,602,179 / 8,647,714 Shares)	$23.197

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$339,326,674
Accumulated net realized loss on investments	(62,225,779)
Net unrealized appreciation of investments and foreign currencies	20,424,679

Total net assets	$297,525,574

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Capital Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$2,534,625
Foreign tax withheld	(11,172)

2,523,453

EXPENSES:
Management fees	2,064,516
Distribution expenses-Service Class	447,158
Accounting and administration expenses	132,103
Reports and statements to shareholders	63,137
Professional fees	22,556
Trustees’ fees	8,195
Custodian fees	5,289
Pricing fees	672
Other	8,795

Total operating expenses	2,752,421

NET INVESTMENT LOSS	(228,968)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	5,631,946
Foreign currencies	3,994

Net realized gain	5,635,940
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(34,507,884)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(28,871,944)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,100,912)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(228,968)	$286,064
Net realized gain on investments and foreign currencies	5,635,940	12,407,233
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(34,507,884)	28,755,426

Net increase (decrease) in net assets resulting from operations	(29,100,912)	41,448,723

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(44,366)

	—	(44,366)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,089,579	5,045,413
Service Class	91,718,464	77,185,211
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	44,366

	95,808,043	82,274,990

Cost of shares repurchased:
Standard Class	(15,020,335)	(19,197,619)
Service Class	(17,992,434)	(11,787,726)

	(33,012,769)	(30,985,345)

Increase in net assets derived from capital share transactions	62,795,274	51,289,645

NET INCREASE IN NET ASSETS	33,694,362	92,694,002
NET ASSETS:
Beginning of year	263,831,212	171,137,210

End of year (including undistributed net investment income of $ — and $220,921, respectively)	$297,525,574	$263,831,212

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$25.613	$21.540	$16.019	$27.511	$23.586

Income (loss) from investment operations:
Net investment income[2]	0.019	0.057	0.094	0.068	0.045
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.327)	4.026	5.490	(11.511)	3.906

Total from investment operations	(2.308)	4.083	5.584	(11.443)	3.951

Less dividends and distributions from:
Net investment income	—	(0.010)	(0.063)	(0.049)	(0.026)

Total dividends and distributions	—	(0.010)	(0.063)	(0.049)	(0.026)

Net asset value, end of period	$23.305	$25.613	$21.540	$16.019	$27.511

Total return[3]	(9.01% )	18.95%	34.87%	(41.59% )	16.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96,924	$117,429	$112,475	$145,464	$262,609
Ratio of expenses to average net assets	0.79%	0.80%	0.78%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.79%	0.81%	0.83%	0.81%	0.80%
Ratio of net investment income to average net assets	0.08%	0.26%	0.52%	0.31%	0.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.08%	0.25%	0.47%	0.28%	0.16%
Portfolio turnover	37%	62%	102%	106%	104%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Service Class
	Year Ended					4/30/07[1] to 12/31/07
	12/31/11		12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$25.559		$21.539	$16.020	$27.494	$24.406

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.044)		0.002	0.047	0.018	(0.027)
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.318)		4.018	5.484	(11.492)	3.115

Total from investment operations	(2.362)		4.020	5.531	(11.474)	3.088

Less dividends and distributions from:
Net investment income	—		—	(0.012)	—	—

Total dividends and distributions	—		—	(0.012)	—	—

Net asset value, end of period	$23.197		$25.559	$21.539	$16.020	$27.494

Total return[3]	(9.24%	)	18.66%	34.53%	(41.73% )	12.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$200,602		$146,402	$58,662	$8,308	$1,989
Ratio of expenses to average net assets	1.04%		1.05%	1.03%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.04%		1.06%	1.08%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets	(0.17%	)	0.01%	0.27%	0.06%	(0.15%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.17%	)	0.00%	0.22%	0.03%	(0.18%	)
Portfolio turnover	37%		62%	102%	106%	104%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,908 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

Prior to May 1, 2011, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.81% of average daily net assets of the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $100 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011 fees for administrative and legal services amounted to $29,069 and $1,725, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$179,091
Distribution fees payable to LFD	42,290

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $156,874,225 and sales of $105,378,450 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $278,563,571. At December 31, 2011, net unrealized appreciation was $18,939,903, of which $37,701,645 related to unrealized appreciation of investments and $18,761,742 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Common Stock	$286,020,195
Short-Term Investment	11,483,279

Total	$297,503,474

There were no Level 3 securities at the beginning or end of the year.

During the fiscal year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2010 was as follows:

Year Ended 12/31/10
Ordinary income	$44,366

In addition, the Fund declared an ordinary income consent dividend of $221,226 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$339,326,674
Capital loss carryforwards	(59,788,677)
Post-October losses	(952,326)
Unrealized appreciation of investments and foreign currencies	18,939,903

Net assets	$297,525,574

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$8,047	$(3,994)	$(4,053)

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $6,009,237 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $18,965,032 expires in 2016 and $40,823,645 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, when as before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/30/10
Shares sold:
Standard Class	158,563	226,130
Service Class	3,611,514	3,515,209

Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	1,777

	3,770,077	3,743,116

Shares repurchased:
Standard Class	(584,328)	(864,920)
Service Class	(691,931)	(510,611)

	(1,276,259)	(1,375,531)

Net increase	2,493,818	2,367,585

7. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Capital Growth Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Capital Growth Fund–13

LVIP Capital Growth Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund

Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreements. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Board noted that the Fund which had underperformed in recent prior periods had rebounded and performance was well above the average of the Lipper performance group and the benchmark for the one year period, and above the average of the Lipper performance group although below the benchmark for the three year and five year periods. The Board concluded that the services provided by Wellington were satisfactory.

The Board considered the Fund’s sub-advisory fee schedule, which contains a breakpoint, and noted that the sub-advisory fee charged to the Fund was slightly higher than that charged to other portfolios, but within range of the Lipper contractual sub-advisor fees expense group average. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the sub-advisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Capital Growth Fund–15

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–17

LVIP Cohen & Steers Global Real Estate Fund

LVIP Cohen & Steers Global Real Estate Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Cohen & Steers Global Real Estate Fund

LVIP Cohen & Steers Global Real Estate Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (8.67%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned (5.82%).

In a volatile year for equities, global real estate securities had a negative return, reflecting a meaningful slowdown in global economic growth. Performance diverged sharply across regions, with losses in Europe and Asia Pacific more than offsetting gains in North America.

The year started with positive momentum fueled by strong corporate earnings. Fiscal strains in Europe and the devastating earthquake in Japan produced periods of high volatility, but markets remained generally resilient. In the third quarter, however, new data in the U.S. suggested the recovery was on a weaker trajectory than previously expected, causing risk premiums to rise rapidly for all types of assets. Investor confidence was further eroded by the growing risk of a Greek default, sparking fears of heavy bank losses and fiscal contagion. Finally, the debate over raising the U.S. debt ceiling was followed quickly by a downgrade of the U.S. credit rating by Standard & Poor’s, precipitating a rapid decline in global equities in August. By October, stocks began to recover amid improving U.S. economic data and signs of progress in Europe. Markets also responded to a shift by central banks toward looser monetary policy, as slowing global growth helped ease inflation pressures.

Despite economic headwinds and heightened volatility, operating fundamentals for commercial real estate continued to improve. By our estimates, cash flows for listed property companies globally grew an average of 4.6% during the year, on par with the historical average.

North America outperformed by a wide margin

U.S. REITs overcame sluggish economic growth to advance, as measured by the FTSE NAREIT Equity REIT Index. Larger and better capitalized REITs demonstrated ample access to capital via equity and bond offerings, and they were able to refinance lines of credit on favorable terms. Self-storage REITs led all property sectors, benefiting from accelerating cash flow growth coupled with market share gains from smaller private operators. Regional malls also outperformed. In a trend seen throughout the U.S REIT market, mall owners with better assets and stronger balance sheets outperformed their peers. Cyclical property sectors such as industrial and hotels underperformed, although apartment landlords gained on improving employment trends among college-educated workers.

Canada had the best return among developed markets, as investors were attracted to the economy’s relative stability. The western region was particularly strong, as the boom in natural resources spurred demand for all property types.

Europe had sharp declines amid worsening fiscal crisis

The U.K. benefited from not being in the eurozone, but still struggled as economic growth deteriorated rapidly in response to successive rounds of austerity measures. Returns were better for retail and office landlords focused on the London metro market, where occupancies and rents were relatively stable and cash flows continued to grow, primarily through debt cost reductions and other expense savings. Companies with speculative development pipelines generally underperformed due to their lack of tenant demand and dependence on bank financing, as banks pulled back their lending operations amid heavy pressure to raise capital.

In France, most property companies saw double-digit declines amid fears of French bank exposure to troubled sovereign debt. However, the country’s return was lifted by Unibail-Rodamco, which benefited from a strong balance sheet, ready access to low-cost debt and a portfolio consisting largely of high-quality retail assets in France and northern Europe, where demand has proven more stable. Market rates for office and retail space declined, but landlords had positive growth in net operating income due to rent indexation, which allowed them to raise in-place rents based on inflation data.

Although Germany had a relatively strong economy, companies suffered from a sharp deceleration in growth expectations. Similarly, Scandinavia was among the fastest regions to recover from the 2008 financial crisis, but slowed rapidly in 2011, leading to substantial declines in its property stocks. The Netherlands underperformed given its companies’ secondary assets and exposure to southern Europe, while Belgium, which is more focused on local markets, did relatively better. Switzerland was the only European property market with a gain, as investors favored its defensive characteristics, conservative fiscal policy, stable currency and strong property fundamentals.

Restrictive policies and challenged residential markets weighed on Asia Pacific

Hong Kong had steep losses as high inflation and policy tightening generated strong headwinds to growth. Policies targeting the luxury housing market proved effective in reversing the rapid rise in prices, hurting residential developers as unit prices and sales volumes declined. In November, a surprise reduction in China’s reserve requirement ratio provided hope for improving demand on the mainland, though there was no signal that property-focused restrictions would be eased in the near term. Landlords had generally smaller declines than developers amid strong tenant demand and minimal new supply.

Singapore had a similar story, with developers suffering significant losses due to increasingly severe administrative restrictions on home purchases. Domestic demand remained strong, but the country’s reliance on exports made it particularly vulnerable to the global economic slowdown. Singapore was also one of the rare markets to see new office supply scheduled for development, which diminished the potential for rent growth through 2013.

In Japan, the economy was just beginning to recover when the earthquake and nuclear crisis in March pulled it back into recession. A strong currency and slowing exports added to the economic strain. As part of the post-quake stimulus efforts, the Bank of Japan stepped up its program of purchasing J-REITs, while developers saw a surprising recovery in demand for condos. However, neither was enough to offset the very challenging macro conditions seen throughout the year, and Japanese property companies performed poorly.

LVIP Cohen & Steers Global Real Estate Fund–1

LVIP Cohen & Steers Global Real Estate Fund

2011 Annual Report Commentary (continued)

Australia significantly outperformed the region following a poor showing in 2010. With floods in Queensland and declining demand for natural resources slowing the economy and helping to keep inflation in check, the Reserve Bank of Australia began cutting overnight lending rates to support growth. Homebuilders performed well in response (after having suffered earlier in the year), as did high-quality office and retail landlords.

Much of the Fund’s underperformance came in August, when our U.S. allocation reflected expectations for modest but steady U.S. economic growth, with overweights in cyclical sectors such as hotels and industrial REITs. As equity prices adjusted to a much slower growth outlook, our positioning in the U.S. weighed meaningfully on relative performance. We were also underweight Switzerland due to valuation concerns, but investors showed a willingness to pay a high premium for safety, and our position hurt relative performance.

Stock selection in Japan, Hong Kong and the U.K. also detracted from relative returns, although our underweights in these countries were among the largest contributors to performance during the year. Other positive factors included stock selection in Germany and France and our underweight in the Netherlands.

Our out-of-index allocations to emerging markets had mixed results. Our position in the Philippines substantially outperformed, benefiting from strong growth in retail spending. Our allocation to Brazil had a positive return in local currency terms, but a decline in the Brazilian real resulted in a negative contribution to the portfolio’s net return.

Our macro outlook has turned more positive given the global shift toward monetary easing as well as U.S. economic data confirming steadily improving growth. However, we expect the fiscal crisis plaguing Europe to remain an overhang, as the region is likely heading into recession, making a long-term resolution increasingly difficult. Despite these challenges, we believe fundamentals for global real estate securities will continue to improve broadly, with the lack of new supply coupling with growing demand and effective expense reduction to generate meaningful cash flow growth.

We remain materially underweight Europe and Japan, and overweight Asia Pacific (ex-Japan). We also have selective allocations to well-established companies in emerging markets whose business models are positioned to benefit from secular growth in consumer spending among emerging middle classes. We are meaningfully overweight high-quality retail and offices in major city centers globally, where tenant demand has been more resilient and supply far more constrained. Finally, we have allocations in specific property sectors and geographies where stronger cyclical recovery is emerging as a driver of outsized cash flow growth. Examples in the U.S. are data centers, self-storage and university campus housing.

U.S. property fundamentals remain attractive

We are somewhat more cautious toward the U.S. following its strong performance in 2011, but we are encouraged by an increasingly positive economic recovery and are adjusting our growth estimates accordingly. We continue to favor high-quality retail and industrial owners, as well as the apartment sector, which has been one of the few sectors with demand strong enough to warrant new supply. We are also overweight premium outlets, self-storage and life sciences. We remain underweight suburban offices, secondary retail and health care properties.

Staying underweight Europe

Within the framework of our generally negative stance toward Europe, we see pockets of opportunity, including London’s prime office and retail markets, as well as Scandinavia and Germany, which should benefit from their relatively healthy economies. We have a constructive view of France’s prime retail markets, but we expect growth to be modest and largely derived from rent indexation and debt cost reduction. We have limited or no exposure to second-tier office and retail markets or companies based in peripheral regions, such as Italy, Spain and Greece.

Asia Pacific should benefit from easing trend

We see China’s recent move to lower its reserve requirement ratio as a key inflection point in the region, marking the beginning of a slow shift toward policy easing that should help stabilize demand. We do not, however, anticipate aggressive stimulatory actions or easing of residential home buying restrictions in the near term. Within our Hong Kong allocation, we have taken a more favorable view of developers with operations in China given their excessively low valuations and potential upside as inflation moderates. Australia also appears attractive (especially prime office and retail properties), as lower lending costs and falling inflation should lead directly to lower cap rates and higher property values. However, we are cognizant of Australia’s exposure to deceleration in China and the impact this may have on export growth.

We remain underweight in Japan, as a deflationary environment is likely to continue, putting pressure on real estate values. However, expectations of improving condo sales due to incentives and low interest rates may benefit developers on a relative basis. We are also cautious toward Singapore’s historically cyclical office and hotel operators, as slowing exports are likely to remain a headwind to the country’s economy, while new supply of office space will likely limit rent growth over the medium term.

Joe Harvey

Scott Crowe

Chip McKinley

Cohen & Steers Capital Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Cohen & Steers Global Real Estate Fund–2

LVIP Cohen & Steers Global Real Estate Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 4/30/07 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Cohen & Steers Global Real Estate Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,969 for the Standard Class shares and to $6,887 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $7,137. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–8.67%
Inception (4/30/07)	–7.43%

Service Class Shares
One Year	–8.90%
Inception (4/30/07)	–7.67%

*	FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

LVIP Cohen & Steers Global Real Estate Fund–3

LVIP Cohen & Steers Global Real Estate Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$870.70	0.81%	$3.82
Service Class Shares	1,000.00	869.50	1.06%	4.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.12	0.81%	$4.13
Service Class Shares	1,000.00	1,019.86	1.06%	5.40

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Cohen & Steers Global Real Estate Fund–4

LVIP Cohen & Steers Global Real Estate Fund

Security Type/Country and Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country	Percentage of Net Assets
Common Stock	98.23%
Australia	10.27%
Brazil	2.00%
Canada	3.53%
China	0.90%
France	3.14%
Germany	1.68%
Hong Kong	13.16%
Japan	5.92%
Netherlands	0.48%
Philippines	1.04%
Singapore	2.89%
Sweden	1.34%
Switzerland	0.43%
United Kingdom	4.02%
United States	47.43%
Short-Term Investment	1.04%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Diversified REITs	17.88%
Health Care REITs	0.49%
Hotel Resorts & Cruise Lines	2.97%
Industrial REITs	3.03%
Office REITs	8.00%
Real Estate Management & Devlopement	25.97%
Residential REITs	11.80%
Retail REITs	20.72%
Specialized REITs	4.24%
Storage REITs	3.13%
Total	98.23%

REITs-Real Estate Investment Trusts

Holdings are for informational purposes only and are at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net Assets
Simon Property Group	6.05%
Sun Hung Kai Properties	4.11%
HCP	3.24%
Unibail-Rodamco	3.14%
Equity Residential	3.07%
Westfield Group	2.44%
Mitsui Fudosn	2.05%
China Overseas Land & Investment	2.01%
Westfield Retail Trust	2.01%
Hongkong Land Holdings	1.91%
Total	30.03%

LVIP Cohen & Steers Global Real Estate Fund–5

LVIP Cohen & Steers Global Real Estate Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–98.23%
Australia–10.27%
Commonwealth Property Office Fund	1,871,157	$1,827,608
Dexus Property Group	2,610,392	2,215,916
GPT Group	1,272,863	3,996,589
=†GPT Group In-Specie	4,536,115	0
Mirvac Group	1,766,478	2,131,865
Stockland	992,667	3,238,648
Westfield Group	702,818	5,613,883
Westfield Retail Trust	1,814,824	4,621,717

		23,646,226

Brazil–2.00%
Aliansce Shopping Centers	67,933	519,561
BR Malls Participacoes	168,500	1,638,697
BR Properties	247,267	2,455,152

		4,613,410

Canada–3.53%
Boardwalk Real Estate Investment Trust	26,354	1,304,830
Dundee Real Estate Investment	18,300	586,857
=#Dundee Real Estate Investment Trust 144A	15,937	511,079
Primaris Retail Real Estate Investment Trust	124,315	2,514,976
RioCan REIT	124,319	3,225,278

		8,143,020

■China–0.90%
Country Garden Holdings	4,219,000	1,580,781
Soho China	744,000	495,259

		2,076,040

France–3.14%
Unibail-Rodamco	40,247	7,234,977

		7,234,977

Germany–1.68%
Alstria Office	85,747	1,020,515
Deutsche Wohnen	215,387	2,861,408

		3,881,923

☐Hong Kong–13.16%
China Overseas Land & Investment	2,766,160	4,622,970
China Resources Land	1,104,000	1,773,996
Hang Lung Properties	268,000	762,599
Henderson Land Development	194,000	964,180
Hongkong Land Holdings	966,600	4,388,364
Link REIT	986,002	3,630,888
Sino Land	2,125,200	3,026,384

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
☐Hong Kong (continued)
Sun Hung Kai Properties	755,443	$9,469,056
Wharf Holdings	368,580	1,665,743

		30,304,180

Japan–5.92%
Advance Residence Investment	565	1,090,209
Mitsubishi Estate	263,000	3,929,964
Mitsui Fudosan	324,620	4,732,635
Nippon Building Fund	268	2,193,867
Nomura Real Estate	113,500	1,690,112

		13,636,787

Netherlands–0.48%
Eurocommercial Properties CVA	34,556	1,097,040

		1,097,040

Philippines–1.04%
SM Prime Holdings	7,874,439	2,388,915

		2,388,915

Singapore–2.89%
Ascendas Real Estate Investment Trust	410,000	578,422
CapitaCommerical Trust	1,754,000	1,426,566
CapitaMall Trust	1,618,000	2,120,495
†Global Logistic Properties	1,878,000	2,540,870

		6,666,353

Sweden–1.34%
Castellum	106,406	1,318,856
Fabege	226,249	1,771,975

		3,090,831

Switzerland–0.43%
†PSP Swiss Property	11,744	982,782

		982,782

United Kingdom–4.02%
British Land	561,110	4,030,891
Hammerson	659,122	3,685,612
Land Securities Group	155,398	1,533,919

		9,250,422

United States–47.43%
Alexandria Real Estate Equities	41,303	2,848,668
American Assets Trust	43,883	900,040
Apartment Investment & Management Class A	120,035	2,750,002
AvalonBay Communities	23,645	3,088,037
BioMed Realty Trust	95,956	1,734,884
Boston Properties	24,298	2,420,081
BRE Properties	47,955	2,420,768

LVIP Cohen & Steers Global Real Estate Fund–6

LVIP Cohen & Steers Global Real Estate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Brookfield Properties	214,672	$3,357,470
CBL & Associates Properties	56,588	888,432
Colonial Properties Trust	56,097	1,170,183
CubeSmart	119,810	1,274,778
DCT Industrial Trust	311,454	1,594,644
Digital Realty Trust	18,399	1,226,661
Douglas Emmett	60,979	1,112,257
DuPont Fabros Technology	59,090	1,431,160
Education Realty Trust	165,999	1,698,170
Equity Lifestyle Properties	29,447	1,963,820
Equity Residential	124,146	7,080,047
Essex Property Trust	6,013	844,887
Extra Space Storage	76,201	1,846,350
Federal Realty Investment Trust	13,183	1,196,357
†First Industrial Realty Trust	190,478	1,948,590
†Forest City Enterprises Class A	74,820	884,372
General Growth Properties	211,455	3,176,054
HCP	179,926	7,454,335
Health Care REIT	3,992	217,684
Hersha Hospitality Trust	186,927	912,204
Host Hotels & Resorts	282,573	4,173,604
†Hyatt Hotels Class A	71,018	2,673,118
Kilroy Realty	63,375	2,412,686

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Kimco Realty	83,746	$1,360,035
Liberty Property Trust	61,772	1,907,519
Post Properties	37,870	1,655,676
ProLogis	119,905	3,428,084
Public Storage	30,401	4,087,719
Regency Centers	50,304	1,892,436
Simon Property Group	108,032	13,929,640
SL Green Realty	42,726	2,847,261
Taubman Centers	28,133	1,747,059
UDR	83,955	2,107,271
Ventas	42,086	2,320,201
Vornado Realty Trust	44,852	3,447,325
Weingarten Realty Investors	82,512	1,800,412

		109,230,981

Total Common Stock (Cost $197,651,623)		226,243,887

SHORT-TERM INVESTMENT–1.04%
Money Market Mutual Fund–1.04%
Dreyfus Treasury & Agency Cash Management Fund	2,386,394	2,386,394

Total Short-Term Investment (Cost $2,386,394)		2,386,394

TOTAL VALUE OF SECURITIES–99.27% (Cost $200,038,017)	228,630,281
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	1,689,521

NET ASSETS APPLICABLE TO 33,877,432 SHARES OUTSTANDING–100.00%	$230,319,802

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND STANDARD CLASS ($141,779,435 / 20,805,359 Shares)	$6.815

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND SERVICE CLASS ($88,540,367 / 13,072,073 Shares)	$6.773

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$310,135,053
Distributions in excess of net investment income	(6,506,611)
Accumulated net realized loss on investments	(101,903,519)
Net unrealized appreciation of investments and foreign currencies	28,594,879

Total net assets	$230,319,802

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 5.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $511,079, which represented 0.22% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $511,079, which represented 0.22% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

†	Non income producing security.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

LVIP Cohen & Steers Global Real Estate Fund–7

LVIP Cohen & Steers Global Real Estate Fund

Statement of Net Assets (continued)

The	following foreign currency exchange contracts were outstanding at December 31, 2011:[1]

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	JPY (6,624,678)	USD 84,932	1/4/12	$(1,154)
MNB	JPY (10,456,070)	USD 134,450	1/5/12	(1,427)
MNB	JPY (934,913)	USD 12,143	1/6/12	(6)
MNB	SGD (71,514)	USD 55,034	1/3/12	(97)
MNB	SGD (115,633)	USD 88,830	1/4/12	(313)
MNB	SGD (52,870)	USD 40,815	1/5/12	57

				$(2,940)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CVA–Dutch Certificate

JPY–Japanese Yen

MNB–Mellon National Bank

SGD–Singapore Dollar

REIT–Real Estate Investment Trust

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–8

LVIP Cohen & Steers Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Cohen & Steers Global Real Estate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$6,639,272
Foreign tax withheld	(395,496)

6,243,776

EXPENSES:
Management fees	2,264,666
Distribution expenses–Service Class	217,298
Custodian fees	133,610
Accounting and administration expenses	108,614
Reports and statements to shareholders	40,862
Professional fees	25,734
Pricing fees	8,631
Trustees’ fees	6,922
Other	(50,126)

2,756,211
Less expenses waived/reimbursed	(525,822)

Total operating expenses	2,230,389

NET INVESTMENT INCOME	4,013,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	832,226
Foreign currencies	(306,356)

Net realized gain	525,870
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(26,198,273)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(25,672,403)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,659,016)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,013,387	$5,903,974
Net realized gain on investments and foreign currencies	525,870	27,979,697
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(26,198,273)	2,453,133

Net increase (decrease) in net assets resulting from operations	(21,659,016)	36,336,804

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,115,194	34,972,561
Service Class	34,834,816	27,624,018

	67,950,010	62,596,579

Cost of shares repurchased:
Standard Class	(27,045,359)	(59,696,896)
Service Class	(19,107,077)	(19,148,443)

	(46,152,436)	(78,845,339)

Increase (decrease) in net assets derived from capital share transactions	21,797,574	(16,248,760)

NET INCREASE IN NET ASSETS	138,558	20,088,044
NET ASSETS:
Beginning of year	230,181,244	210,093,200

End of year (including distributions in excess of net investment income of $(6,506,611) and $2,929,374, respectively)	$230,319,802	$230,181,244

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–9

LVIP Cohen & Steers Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Standard Class
	Year Ended				4/30/07[1] to
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$7.462	$6.326	$4.591	$8.051	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.130	0.185	0.131	0.167	0.111
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.777)	0.951	1.604	(3.534)	(2.013)

Total from investment operations	(0.647)	1.136	1.735	(3.367)	(1.902)

Less dividends and distributions from:
Net investment income	—	—	—	(0.093)	(0.047)

Total dividends and distributions	—	—	—	(0.093)	(0.047)

Net asset value, end of period	$6.815	$7.462	$6.326	$4.591	$8.051

Total return[3]	(8.67% )	17.96%	37.79%	(42.03% )	(19.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,780	$149,233	$149,081	$97,428	$151,254
Ratio of expenses to average net assets	0.84%	0.88%	0.88%	0.85%	0.85%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	1.06%	1.10%	1.14%	1.13%	1.10%
Ratio of net investment income to average net assets	1.77%	2.80%	2.63%	2.48%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	1.55%	2.58%	2.37%	2.20%	1.64%
Portfolio turnover	95%	119%	180%	125%	56%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–10

LVIP Cohen & Steers Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Service Class
	Year Ended				4/30/07[1] to
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$7.435	$6.319	$4.598	$8.049	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.111	0.169	0.118	0.151	0.097
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.773)	0.947	1.603	(3.528)	(2.013)

Total from investment operations	(0.662)	1.116	1.721	(3.377)	(1.916)

Less dividends and distributions from:
Net investment income	—	—	—	(0.074)	(0.035)

Total dividends and distributions	—	—	—	(0.074)	(0.035)

Net asset value, end of period	$6.773	$7.435	$6.319	$4.598	$8.049

Total return[3]	(8.90% )	17.66%	37.43%	(42.17% )	(19.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,540	$80,948	$61,012	$42,103	$34,207
Ratio of expenses to average net assets	1.09%	1.13%	1.13%	1.10%	1.10%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	1.31%	1.35%	1.39%	1.38%	1.35%
Ratio of net investment income to average net assets	1.52%	2.55%	2.38%	2.23%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	1.30%	2.33%	2.12%	1.95%	1.39%
Portfolio turnover	95%	119%	180%	125%	56%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–11

LVIP Cohen & Steers Global Real Estate Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Cohen & Steers Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the

LVIP Cohen & Steers Global Real Estate Fund–12

LVIP Cohen & Steers Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $15,861 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.95% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the Fund’s average daily net assets in excess of $250 million. The fee waiver will continue at least through April 30, 2012, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Cohen & Steers Capital Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.55% of the first $150 million of the Fund’s average daily net assets; 0.45% of the next $100 million; and 0.35% of the Fund’s average daily net assets in excess of $250 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $23,839 and $1,694, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$143,021
Distribution fees payable to LFD	18,559

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $250,812,851 and sales of $223,248,369 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $230,207,762. At December 31, 2011, net unrealized depreciation was $1,577,481, of which $37,583,489 related to unrealized appreciation of investments and $39,160,970 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP Cohen & Steers Global Real Estate Fund–13

LVIP Cohen & Steers Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$225,732,808	$—	$511,079	$226,243,887
Short-Term Investment	2,386,394	—	—	2,386,394

Total	$228,119,202	$—	$511,079	$228,630,281

Foreign Currency Exchange Contracts	$—	$(2,940)	$—	$(2,940)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/10	$—
Purchases	466,941
Net change in unrealized appreciation/depreciation	44,138

Balance as of 12/31/11	$511,079

Net change in unrealized appreciation/depreciation still held as of 12/31/11	$44,138

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended December 31, 2011 and 2010.

The Fund declared an ordinary consent dividend of $11,429,080 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP Cohen & Steers Global Real Estate Fund–14

LVIP Cohen & Steers Global Real Estate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$310,135,053
Undistributed ordinary income	3,359,926
Post-October losses	(1,710,871)
Qualified late year losses	(1,165,201)
Capital loss carryfowards	(78,726,826)
Unrealized depreciation of investments and foreign currencies	(1,572,279)

Net assets	$230,319,802

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and tax treatment of unrealized gain passive foreign investment companies.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, passive foreign investment companies and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(7,590,624)	$(3,838,456)	$11,429,080

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $32,742,224 expires in 2016 and $43,681,858 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short term	Long term
$2,302,744	$—

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	4,564,805	5,407,029
Service Class	4,801,520	4,142,114

	9,366,325	9,549,143

Shares repurchased:
Standard Class	(3,759,411)	(8,973,768)
Service Class	(2,616,878)	(2,909,845)

	(6,376,289)	(11,883,613)

Net increase (decrease)	2,990,036	(2,334,470)

LVIP Cohen & Steers Global Real Estate Fund–15

LVIP Cohen & Steers Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation on forward currency exchange contracts for the year ended December 31, 2011 was $1,298 and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized loss on forward currency exchange contracts for the year ended December 31, 2011 was $341,236 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$450,273	$446,026

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day- to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. No securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Cohen & Steers Global Real Estate Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Cohen & Steers Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Cohen & Steers Global Real Estate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Cohen & Steers Global Real Estate Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles

Philadelphia, Pennsylvania

February 17, 2012

LVIP Cohen & Steers Global Real Estate Fund–17

LVIP Cohen & Steers Global Real Estate Fund

Other Fund Information (Unaudited)

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements’’) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including L1AC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group, giving effect to the advisory fee waiver. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Cohen & Steers Global Real Estate Fund–18

LVIP Cohen & Steers Global Real Estate Fund

Other Fund Information (Unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Cohen & Steers

In considering the renewal of the sub-advisory agreement between LIAC and Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Cohen & Steers under the sub-advisory agreement. The Board reviewed the services provided by Cohen & Steers, the background of the new investment professionals servicing the Fund and the reputation, resources and investment approach of Cohen & Steers. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of real estate funds and the FTSE EPRA/NAREIT Developed Index. The Board noted that the Fund’s one year and three year returns were below the average of the Lipper performance group and the Fund’s one year returns were below the benchmark and the three year returns were above the benchmark. The Board considered LIAC’s view that Cohen & Steers had invested consistently with its stated investment strategy. The Board concluded that the services provided by Cohen & Steers were acceptable.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was within range of comparable fee schedules in the Lipper contractual sub-advisor fees expense group and considered that the sub-advisory fee was the same as Cohen & Steers’ standard fee schedule for sub-advised mandates. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Cohen & Steers, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Cohen & Steers’ estimated profitability from providing sub-advisory services to the Fund. The Board noted the sub-advisory fee schedule was negotiated between LIAC and Cohen & Steers, an unaffiliated third party, and that LIAC compensated Cohen & Steers from its fees, and concluded that Cohen & Steers’ estimated profitability was not unreasonable. The Board reviewed materials provided by Cohen & Steers as to any additional benefits it receives and noted that Cohen & Steers has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Cohen & Steers and that Cohen & Steers has other business relationships with the Lincoln Life organization.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Cohen & Steers Global Real Estate Fund–19

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Cohen & Steers Global Real Estate Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Cohen & Steers Global Real Estate Fund–21

LVIP Columbia Value Opportunities Fund

LVIP Columbia Value Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Columbia Value Opportunities Fund

LVIP Columbia Value Opportunities Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (1.77%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 2000® Value Index*, returned (5.50%).

The year 2011 was marked by volatility and reversals. The year began with several macro issues such as the unrest in the Middle East and North Africa and subsequent regime changes in the region followed by natural disasters and a nuclear crisis in Japan, the ongoing European debt crisis, S&P 500’s historic downgrade of US sovereign debt, stunted global economic growth and a persistently high unemployment rate in the US. On the upside, all this was mitigated by slow underlying improvement in US economic data. Next, while equity markets experienced record highs and lows, in the end equity returns were lackluster. Third quarter indices experienced one of their worst losses in history, while fourth quarter indices posted one of their strongest gains helping to make 2011 a year of reversals.

As a result of the aforementioned volatility, markets were risk averse leading to outperformance by the defensive sectors (utilities, health care and consumer staples) and underperformance by the cyclical sectors (information technology, materials and industrials). This was reflected in the portfolio’s sector returns as utilities, consumer staples and health care outperformed with double digit performances while materials suffered the most with a double digit loss followed by information technology. The Fund was overweight to information technology, consumer staples and industrials and underweight financials, utilities and consumer discretionary. However, the impact of sector weights was small. The underweight to utilities and to a much lesser extent, the overweight to information technology, detracted from sector performance.

Stock selection was positive in virtually all of the sectors with materials being the only sector to detract from results. Stock selection drove performance and was most positive in consumer discretionary and industrials, bolstering returns considerably. These were followed by health care, energy, consumer staples and financials.

Stock selection in consumer discretionary was the most positive contributor to returns. Strong performances by Domino’s Pizza Inc. and specialty retailer GNC Holdings Inc. benefited returns. Domino’s advanced on several fronts during the year as they benefited from better-than-expected results in their domestic and international same store sales, robust international store growth and generally higher traffic following a well-advertised upgrade of their pizza recipe. Meanwhile, shares of nutritional products company GNC continued to rise as investors became more confident that higher sales and improving merchandising margins may lead to upside. Selection in household durables also benefited returns as the Fund avoided many benchmark underperformers.

Stock selection was also positive in industrials led by United Rentals Inc. The company benefited performance as economic signs improved and on a trend towards renting rather than owning equipment in an uncertain environment. Stock selection in the health care industry was positive driven by the Fund’s emphasis on managed health care companies such as Centene Corp, Wellcare Health Plans and other solid portfolio performers. Late in the year managed health care company HealthSpring Inc was acquired by a competitor confirming the strategic value of Medicare and Medicaid managed care companies. Stock selection was also positive in the personal products industry within consumer staples such as Nu Skin Enterprises Inc advanced. Throughout the year, the company’s earnings benefited from increased global sales of its new products. Holdings within food products also aided returns. In energy, several holdings in the equipment and services industry were positives for the year.

On the downside, the Fund’s underweight to utilities, based on high valuation for many of these companies, hampered returns in a strong performing year for that sector.

Our investment process is to focus our research on those companies which we find attractively valued and where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an “upward inflection point,” which essentially means we want stocks that are both inexpensive and are showing improving operating performance metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following:

1)	“Out-of-the-limelight” companies missed by the Wall Street research community

2)	Cyclically-driven opportunities in industries that have been out of favor and show signs of resurgence.

3)	Companies with compressed operating margins that we believe are poised to expand within a reasonable timeframe.

That said, moving into 2012 the Fund begins the year with an overweight to information technology, consumer staples and industrials. The Fund remains underweight to the interest rate sensitive sectors of financials (driven by REITs and specialty finance companies) and utilities.

Christian Stadlinger, Ph.D

Jarl Ginsberg

Columbia Management Investment Advisors, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Columbia Value Opportunities Fund–1

LVIP Columbia Value Opportunities Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Value Opportunities Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,914. For comparison, look at how the Russell 2000 Value Index did over the same period. The same $10,000 investment would have increased to $18,605. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–1.77%
Five Years	+0.54%
Ten Years	+5.40%

Service Class Shares
One Year	–2.00%
Inception (4/30/07)	–0.36%

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

LVIP Columbia Value Opportunities Fund–2

LVIP Columbia Value Opportunities Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$913.20	1.05%	$5.06
Service Class Shares	1,000.00	912.20	1.30%	6.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.91	1.05%	$5.35
Service Class Shares	1,000.00	1,018.65	1.30%	6.61

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Columbia Value Opportunities Fund–3

LVIP Columbia Value Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	95.71%
Air Freight & Logistics	0.43%
Airlines	1.06%
Auto Components	1.24%
Capital Markets	0.95%
Commercial Banks	11.43%
Commercial Services & Supplies	4.43%
Communications Equipment	0.53%
Construction & Engineering	0.64%
Containers & Packaging	1.27%
Diversified Consumer Services	1.64%
Electric Utilities	1.17%
Electrical Equipment	0.52%
Electronic Equipment, Instruments & Components	3.76%
Energy Equipment & Services	2.77%
Food & Staples Retailing	1.63%
Food Products	1.67%
Gas Utilities	2.47%
Health Care Equipment & Supplies	2.24%
Health Care Providers & Services	3.66%
Hotels, Restaurants & Leisure	1.14%
Household Durables	1.14%
Insurance	5.77%
Internet Software & Services	0.74%
IT Services	2.90%
Machinery	2.98%
Metals & Mining	1.94%
Multi-Utilities	0.98%
Oil, Gas & Consumable Fuels	1.59%
Paper & Forest Products	1.49%
Personal Products	0.95%
Professional Services	0.98%
Real Estate Investment Trusts	10.34%
Road & Rail	0.92%
Semiconductors & Semiconductor Equipment	4.91%
Software	1.77%
Specialty Retail	4.90%
Thrift & Mortgage Finance	2.40%
Trading Companies & Distributors	4.36%
Short-Term Investment	4.41%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
New Jersey Resources	1.26%
Delphi Financial Group	1.25%
South Jersey Industries	1.21%
Community Bank System	1.20%
NeuStar Class A	1.18%
Texas Capital Bancshares	1.17%
UIL Holdings	1.17%
United Rentals	1.16%
Domino’s Pizza	1.15%
Key Energy Services	1.14%
Total	11.89%

LVIP Columbia Value Opportunities Fund–4

LVIP Columbia Value Opportunities Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–95.71%
Air Freight & Logistics–0.43%
†Atlas Air Worldwide Holdings	5,200	$199,836

		199,836

Airlines–1.06%
†Alaska Air Group	6,500	488,085

		488,085

Auto Components–1.24%
†Dana Holdings	24,000	291,600
†Tower International	26,000	279,240

		570,840

Capital Markets–0.95%
Apollo Investment	28,693	184,783
Medley Capital	24,025	249,860

		434,643

Commercial Banks–11.43%
Community Bank System	19,900	553,220
East West Bancorp	19,300	381,175
FNB	43,000	486,330
IBERIABANK	8,200	404,260
Independent Bank	18,700	510,323
Prosperity Bancshares	11,300	455,955
Sandy Spring Bancorp	22,000	386,100
Sterling Bancorp	42,189	364,513
Susquehanna Bancshares	27,166	227,651
†SVB Financial Group	9,500	453,055
†Texas Capital Bancshares	17,600	538,736
Umpqua Holdings	39,500	489,405

		5,250,723

Commercial Services & Supplies–4.43%
†Cenveo	62,000	210,800
Deluxe	20,500	466,580
†Geo Group	15,000	251,250
Progressive Waste Solutions	14,000	274,260
†TMS International Class A	38,000	375,440
United Stationers	14,000	455,840

		2,034,170

Communications Equipment–0.53%
†Ciena	20,000	242,000

		242,000

Construction & Engineering–0.64%
EMCOR	10,900	292,229

		292,229

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–1.27%
Boise	39,855	$283,768
Rock-Tenn Class A	5,200	300,040

		583,808

Diversified Consumer Services–1.64%
†Bridgepoint Education	19,000	437,000
Stewart Enterprises Class A	55,000	316,800

		753,800

Electric Utilities–1.17%
UIL Holdings	15,200	537,624

		537,624

Electrical Equipment–0.52%
Brady Class A	7,500	236,775

		236,775

Electronic Equipment, Instruments & Components–3.76%
†Anixter International	6,700	399,588
†Brightpoint	13,082	140,762
†Elster Group ADR	30,000	390,000
†Rofin-Sinar Technologies	12,049	275,320
†Rogers	8,200	302,252
†TTM Technologies	20,000	219,200

		1,727,122

Energy Equipment & Services–2.77%
†Hornbeck Offshore Services	13,500	418,770
†Key Energy Services	34,000	525,980
†Oil States International	4,300	328,391

		1,273,141

Food & Staples Retailing–1.63%
Andersons	9,000	392,940
Ruddick	8,300	353,912

		746,852

Food Products–1.67%
†Dean Foods	35,000	392,000
Sanderson Farms	7,500	375,975

		767,975

Gas Utilities–2.47%
New Jersey Resources	11,800	580,560
South Jersey Industries	9,800	556,738

		1,137,298

Health Care Equipment & Supplies–2.24%
†Conmed	14,500	372,215
Cooper	3,600	253,872
†ICU Medical	9,000	405,000

		1,031,087

LVIP Columbia Value Opportunities Fund–5

LVIP Columbia Value Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services–3.66%
†Centene	13,100	$518,629
†Kindred Healthcare	25,500	300,135
†Metropolitan Health Networks	27,000	201,690
†Vanguard Health Systems	21,000	214,620
†WellCare Health Plans	8,500	446,250

		1,681,324

Hotels, Restaurants & Leisure–1.14%
†Domino’s Pizza	15,500	526,225

		526,225

Household Durables–1.14%
†Helen of Troy	17,000	521,900

		521,900

Insurance–5.77%
Alterra Capital Holdings	16,000	378,080
American Equity Investment Life Holding	21,800	226,720
†AMERISAFE	11,500	267,375
Argo Group International Holdings	9,500	275,120
Delphi Financial Group	13,000	575,900
†National Financial Partners	28,100	379,912
Platinum Underwriters Holdings	6,700	228,537
Symetra Financial	35,000	317,450

		2,649,094

Internet Software & Services–0.74%
†Saba Software	43,000	339,270

		339,270

IT Services–2.90%
†Cardtronics	18,500	500,610
†Global Cash Access Holdings	65,000	289,250
†NeuStar Class A	15,919	543,952

		1,333,812

Machinery–2.98%
Robbins & Myers	8,000	388,400
Trinity Industries	16,900	508,014
†Wabash National	60,500	474,320

		1,370,734

Metals & Mining–1.94%
†Metals USA Holdings	23,200	261,000
†RTI International Metals	13,500	313,335
Schnitzer Steel Industries Class A	7,500	317,100

		891,435

Multi-Utilities–0.98%
Avista	17,500	450,625

		450,625

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–1.59%
†Bill Barrett	9,000	$306,630
Knightsbridge Tankers	1,679	22,952
†Swift Energy	13,500	401,220

		730,802

Paper & Forest Products–1.49%
Neenah Paper	10,361	231,258
Schweitzer-Mauduit International	6,800	451,928

		683,186

Personal Products–0.95%
Nu Skin Enterprises Class A	9,000	437,130

		437,130

Professional Services–0.98%
†CBIZ	17,500	106,925
†Navigant Consulting	30,000	342,300

		449,225

Real Estate Investment Trusts–10.34%
American Assets Trust	22,600	463,526
BioMed Realty Trust	21,400	386,912
Brandywine Realty Trust	25,000	237,500
Capstead Mortgage	16,700	207,748
CBL & Associates Properties	16,000	251,200
CubeSmart	47,700	507,528
DuPont Fabros Technology	19,000	460,180
†First Industrial Realty Trust	31,800	325,314
Highwoods Properties	8,000	237,360
Kilroy Realty	12,000	456,840
LaSalle Hotel Properties	16,400	397,044
MFA Financial	28,700	192,864
Mid-America Apartment Communities	6,800	425,340
Omega Healthcare Investors	10,400	201,240

		4,750,596

Road & Rail–0.92%
Werner Enterprises	17,500	421,750

		421,750

Semiconductors & Semiconductor Equipment–4.91%
†Cirrus Logic	24,000	380,400
†Fairchild Semiconductor International	23,000	276,920
†IXYS	26,900	291,327
†Kulicke & Soffa Industries	33,000	305,250
Micrel	26,000	262,860
†Silicon Image	49,000	230,300
†Standard Microsystems	14,000	360,780
†Ultra Clean Holdings	24,016	146,738

		2,254,575

LVIP Columbia Value Opportunities Fund–6

LVIP Columbia Value Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–1.77%
†Ariba	6,000	$168,480
EPIQ Systems	22,400	269,248
†Mentor Graphics	27,600	374,256

		811,984

Specialty Retail–4.90%
†Express	15,500	309,070
Finish Line Class A	19,128	368,883
†Genesco	7,400	456,876
†GNC Holdings	17,000	492,150
†Pier 1 Imports	20,000	278,600
Sonic Automotive Class A	23,500	348,035

		2,253,614

Thrift & Mortgage Finance–2.40%
Flushing Financial	18,000	227,340
Northwest Bancshares	33,000	410,520
Oritani Financial	28,824	368,082
Radian Group	41,400	96,876

		1,102,818

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–4.36%
†Beacon Roofing Supply	20,000	$404,600
Houston Wire & Cable	22,900	316,478
Textainer Group Holdings	16,100	468,832
†Titan Machinery	12,933	281,034
†United Rentals	18,000	531,900

		2,002,844

Total Common Stock (Cost $37,726,746)		43,970,951

SHORT-TERM INVESTMENT–4.41%
Money Market Mutual Fund–4.41%
Dreyfus Treasury & Agency Cash Management Fund	2,028,308	2,028,308

Total Short-Term Investment (Cost $2,028,308)		2,028,308

TOTAL VALUE OF SECURITIES–100.12% (Cost $39,755,054)	45,999,259
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(54,781)

NET ASSETS APPLICABLE TO 4,446,005 SHARES OUTSTANDING–100.00%	$45,944,478

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND STANDARD CLASS ($20,844,513 / 2,012,555 Shares)	$10.357

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND SERVICE CLASS ($25,099,965 / 2,433,450 Shares)	$10.315

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$52,070,761
Undistributed net investment income	185,554
Accumulated net realized loss on investments	(12,556,042)
Net unrealized appreciation of investments	6,244,205

Total net assets	$45,944,478

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–7

LVIP Columbia Value Opportunities Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Columbia Value Opportunities Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$981,583
Foreign tax withheld	(2,028)

979,555

EXPENSES:
Management fees	731,262
Distribution expenses-Service Class	53,674
Accounting and administration expenses	34,416
Reports and statements to shareholders	22,817
Professional fees	19,788
Custodian fees	3,989
Trustees’ fees	2,037
Pricing fees	1,550
Other	4,081

873,614
Less expenses waived/reimbursed	(49,126)

Total operating expenses	824,488

NET INVESTMENT INCOME	155,067

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(4,127,821)
Foreign currencies	57

Net realized loss	(4,127,764)
Net change in unrealized appreciation/depreciation of investments	(2,205,674)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(6,333,438)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,178,371)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$155,067	$99,659
Net realized gain (loss) on investments and foreign currencies	(4,127,764)	3,273,048
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(2,205,674)	5,522,606

Net increase (decrease) in net assets resulting from operations	(6,178,371)	8,895,313

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(33,336)

	—	(33,336)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	39,307,561	32,804,489
Service Class	18,012,281	10,155,983
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	33,336

	57,319,842	42,993,808

Cost of shares repurchased:
Standard Class	(60,689,229)	(8,070,580)
Service Class	(8,440,225)	(4,644,724)

	(69,129,454)	(12,715,304)

Increase (decrease) in net assets derived from capital share transactions	(11,809,612)	30,278,504

NET INCREASE (DECREASE) IN NET ASSETS	(17,987,983)	39,140,481
NET ASSETS:
Beginning of year	63,932,461	24,791,980

End of year (including undistributed net investment income of $185,554 and $79,262, respectively)	$45,944,478	$63,932,461

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–8

LVIP Columbia Value Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund Standard Class
	Year Ended
	12/31/11	12/31/10[1]	12/31/09	12/31/08	12/31/07[2,3]
Net asset value, beginning of period	$10.544	$8.457	$6.821	$14.660	$14.491

Income (loss) from investment operations:
Net investment income[4]	0.030	0.033	0.046	0.090	0.076
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.217)	2.061	1.633	(3.750)	0.184

Total from investment operations	(0.187)	2.094	1.679	(3.660)	0.260

Less dividends and distributions from:
Net investment income	—	(0.007)	(0.043)	(0.038)	(0.091)
Net realized gain on investments	—	—	—	(4.141)	—

Total dividends and distributions	—	(0.007)	(0.043)	(4.179)	(0.091)

Net asset value, end of period	$10.357	$10.544	$8.457	$6.821	$14.660

Total return[5]	(1.77% )	24.77%	24.65%	(33.95% )	1.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,844	$47,733	$16,729	$20,205	$24,565
Ratio of expenses to average net assets	1.02%	1.23%	1.25%	1.25%	1.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.26%	1.25%	1.25%	1.26%
Ratio of net investment income to average net assets	0.27%	0.35%	0.66%	0.85%	0.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.21%	0.32%	0.66%	0.85%	0.50%
Portfolio turnover	87%	57%	76%	59%	152%

[1]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[2]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[3]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–9

LVIP Columbia Value Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund Service Class
	Year Ended					4/30/07[2,3] to
	12/31/11		12/31/10[1]	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$10.526		$8.458	$6.823	$14.657	$14.962

Income (loss) from investment operations:
Net investment income[4]	0.003		0.010	0.028	0.067	0.067
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.214)		2.058	1.632	(3.747)	(0.302)

Total from investment operations	(0.211)		2.068	1.660	(3.680)	(0.235)

Less dividends and distributions from:
Net investment income	—		—	(0.025)	(0.013)	(0.070)
Net realized gain on investments	—		—	—	(4.141)	—

Total dividends and distributions	—		—	(0.025)	(4.154)	(0.070)

Net asset value, end of period	$10.315		$10.526	$8.458	$6.823	$14.657

Total return[5]	(2.00%	)	24.45%	24.36%	(34.13% )	(1.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,100		$16,199	$8,063	$4,317	$1,063
Ratio of expenses to average net assets	1.27%		1.48%	1.50%	1.50%	1.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.33%		1.51%	1.50%	1.50%	1.45%
Ratio of net investment income to average net assets	0.02%		0.10%	0.41%	0.60%	0.65%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.04%	)	0.07%	0.41%	0.60%	0.65%
Portfolio turnover	87%		57%	76%	59%	152% [6]

[1]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[6]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–10

LVIP Columbia Value Opportunities Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Value Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more- likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Columbia Value Opportunities Fund–11

LVIP Columbia Value Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $56,599 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.09% of the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 1.34% of average daily net assets of the Fund.

Columbia Management Investment Advisors, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.66% of the first $60 million of the Fund’s average daily net assets; 0.50% of the next $90 million; and 0.40% of the Fund’s average daily net assets in excess of $150 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011 fees for administrative and legal services amounted to $7,567 and $511, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$36,927
Distribution fees payable to LFD	5,261

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $63,829,516 and sales of $75,541,702 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $40,689,727. At December 31, 2011, net unrealized appreciation was $5,309,532, of which $7,967,718 related to unrealized appreciation of investments and $2,658,186 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset

LVIP Columbia Value Opportunities Fund–12

LVIP Columbia Value Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Common Stock	$43,970,951
Short-Term Investment	2,028,308

Total	$45,999,259

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2010 was as follows:

Year Ended 12/31/10
Ordinary income	$33,336

In addition, the Fund declared an ordinary income consent dividend of $48,832 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$52,070,761
Undistributed ordinary income	185,554
Capital loss carryforwards	(11,583,322)
Post-October losses	(38,047)
Unrealized appreciation of investments and foreign currencies	5,309,532

Net assets	$45,944,478

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(48,775)	$(57)	$48,832

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $7,850,925 expires in 2017.

LVIP Columbia Value Opportunities Fund–13

LVIP Columbia Value Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short term	Long term
$3,732,397	$—

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	3,567,304	3,438,642
Service Class	1,706,225	1,101,362
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	3,250

	5,273,529	4,543,254

Shares repurchased:
Standard Class	(6,081,943)	(892,934)
Service Class	(811,816)	(515,630)

	(6,893,759)	(1,408,564)

Net increase (decrease)	(1,620,230)	3,134,690

7. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Columbia Value Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Columbia Value Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Value Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Value Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Columbia Value Opportunities Fund–15

LVIP Columbia Value Opportunities Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver from September 15, 2010 through April 30, 2012. The Board noted that the investment management fees were higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the small size of the Fund. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedules and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Columbia Value Opportunities Fund–16

LVIP Columbia Value Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Columbia

In considering the renewal of the sub-advisory agreement between LIAC and Columbia Management Investment Advisers, LLC (“Columbia”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Columbia under the sub-advisory agreement. The Board reviewed the services provided by Columbia, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Columbia. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of small-cap value funds and the Russell 2000 Value Index. The Board noted that the Fund’s one year and five year returns were above the average of the Lipper performance group and above the benchmark, while three year returns were below the average and the benchmark. The Board concluded that the services provided by Columbia were acceptable.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was below the average of the contractual sub-advisor fees expense group at most asset levels and considered that the sub-advisory fee was similar to the fees charged by Columbia to other clients. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Columbia’s estimated profitability from providing sub-advisory services to the Fund. The Board noted the sub-advisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party, and that LIAC compensated Columbia from its fees, and concluded that Columbia’s estimated profitability was not unreasonable. The Board reviewed materials provided by Columbia as to any additional benefits it receives and noted that Columbia has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Columbia.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Columbia Value Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Columbia Value Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Value Opportunities Fund–19

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 7.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 7.84%.

A deeply unsettled global macroeconomic environment was broadly supportive of fixed income prices during the Fund’s fiscal year, as investors generally accepted low nominal yields in exchange for mitigating risk.

Beginning in early spring 2011, for example, a series of events seemed to curtail investors’ appetite for risk (thus boosting demand for U.S. Treasury notes and bonds). The tragic earthquake, tsunami, and nuclear crisis in Japan disrupted global supply chains, destabilizing what was still a fragile economic recovery in Europe. Additionally, geopolitical unrest in North Africa and the Middle East continued to contribute to higher commodity prices (especially oil), which compelled many consumers to pull back their spending even further.

In September 2011, demand for intermediate-term and long maturity Treasury debt was strengthened by another Fed program called Operation Twist, in which the U.S. central bank began using proceeds from the sale and maturing of its short-term Treasury holdings to buy longer-dated government paper in an attempt to drive down mortgage rates. During the final months of the Fund’s fiscal year, a firmer tone to U.S. economic data caused a rally in credit-sensitive sectors of the fixed income market, most notably high yield bonds. (Source: Bloomberg.)

The Fund’s exposure toward high quality fixed income investments, based on bond ratings by a nationally recognized statistical rating organization, helped returns in a volatile year. Large exposure to agency mortgage-backed securities was sacrificed this year to gain the added yield offered from corporate issues. Exposure to collateralized mortgage-backed securities (CMBS) and asset-backed securities (ABS) investments was also kept small. CMBS new issuance remains volatile as the weak recovery hampers efforts to work out commercial situations that are either underwater from a loan-to-value standpoint, or have suffered from tenant exits and lease rate declines. The Fund’s investment team has preferred to invest in seasoned securities that bypass those issues. Many ABS investments have lower yields since they are influenced heavily by short maturity U.S. Treasury rates.

The Fund’s performance generally benefited from its overweight position in investment grade corporate bonds. Within this asset class, we concluded that the BBB and A-rated area generally offered the best risk-reward trade off, and emphasized positions in those categories. The Fund maintained an overweight exposure to the financial sector. Our focus on domestic finance and banking names continued in 2011. This exposure was decreased early in the year though as European debt and banking issues threatened to influence the pricing of U.S. banking notes and bonds. Additionally, legacy housing issues had a negative influence on the sector in 2011. We hedged the finance exposure with CDX (Credit Default Swap Index) protection on the European banking sector. An overweight exposure to industrial company bonds was a significant contributor to returns. This sector enjoyed some price gains as the U.S. Treasury market generally rallied in price during the calendar year. The industrial sector kept pace with this rally better than many other credit sectors.

Exposure to high quality sovereign investments contributed to Fund returns in 2011. We have found favour with investments in countries that have practiced good fiscal prudence, and that also enjoy the benefits of natural resource development. The country bonds of Australia, Canada, and Norway have been prominent investments in the fund. We found it necessary to hedge part of the currency exposure, but still captured gains as the bonds and notes rallied.

A relatively small allocation to U.S. Treasury notes and bonds detracted from performance in 2011. This sector enjoyed a “flight-to-quality” bid as the European situation deteriorated throughout most of the year. As mentioned earlier, the “Operation Twist” program from the Federal Reserve supported longer maturity Treasury bonds in 2011. The team augmented the small allocation to this sector with interest rate futures, thereby attempting to capture some of this effect.

Mortgage-backed securities investments were a negative influence on relative returns. We had an overweight toward higher coupon investments, as the credit impairment in this area kept prepayment rates at lower levels than previous low rate environments. However, several attempts by government regulators to influence refinancing took some toll on premium priced bonds in 2011. Additionally, the premium sector did not enjoy the price gains of equal maturity high quality investments as interest rates declined.

We believe the sluggish pace of global economic growth should continue, or even decelerate, as the deleveraging cycle plays out and expands to include governmental entities worldwide. Within this environment, we believe that a “normal” cyclical recovery is unlikely unless policy makers embrace systemic changes that promote robust productivity growth and discourage excessive debt accumulation. Until then, we plan to continue to seek value and focus on, what we view as, quality, liquidity, and downside protection for taking risk.

Roger A. Early, CPA, CFA and CFP®

Thomas H. Chow, CFA

Paul Grillo, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,008. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $17,531. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+7.64%
Five Years	+7.29%
Ten Years	+6.63%

Service Class Shares
One Year	+7.26%
Five Years	+6.93%
Inception (5/15/03)	+5.56%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2012 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$1,042.80	0.39%	$2.01
Service Class Shares	1,000.00	1,040.90	0.74%	3.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.48	0.74%	3.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund –3

LVIP Delaware Bond Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.25%
Agency Mortgage-Backed Securities	17.14%
Commercial Mortgage-Backed Securities	5.44%
Corporate Bonds	38.08%
Aerospace & Defense	0.17%
Auto Components	0.13%
Beverages	0.55%
Biotechnology	0.57%
Capital Markets	0.35%
Chemicals	1.11%
Commercial Banks	5.22%
Commercial Services & Supplies	0.57%
Computers & Peripherals	0.50%
Construction Materials	0.10%
Diversified Consumer Services	0.32%
Diversified Financial Services	2.59%
Diversified Telecommunication Services	1.00%
Electric Utilities	1.83%
Electronic Equipment, Instruments & Components	0.09%
Energy Equipment & Services	0.97%
Food & Staples Retailing	0.38%
Food Products	0.35%
Gas Utilities	0.16%
Health Care Equipment & Supplies	1.02%
Health Care Providers & Services	1.39%
Hotels, Restaurants & Leisure	0.19%
Household Durables	0.09%
Insurance	2.01%
IT Services	0.09%
Life Sciences Tools & Services	0.03%
Media	1.31%
Metals & Mining	1.91%
Multiline Retail	0.53%
Multi-Utilities	1.61%
Office Electronics	0.23%
Oil, Gas & Consumable Fuels	4.56%
Paper & Forest Products	0.76%
Pharmaceuticals	0.43%
Real Estate Investment Trusts	1.84%
Road & Rail	0.61%
Semiconductors & Semiconductor Equipment	0.40%
Software	0.11%
Wireless Telecommunication Services	2.00%
Municipal Bonds	3.52%
Non-Agency Asset-Backed Securities	3.15%
Non-Agency Collateralized Mortgage Obligations	0.57%
Regional Bonds	2.23%

Security Type/Sector	Percentage of Net Assets
Sovereign Bonds	3.20%
Supranational Banks	0.38%
U.S. Treasury Obligations	19.62%
Preferred Stock	0.25%
Short-Term Investments	17.35%
Total Value of Securities	113.18%
Written Options	(0.01%)
Liabilities Net of Receivables and Other Assets	(13.17%)
Total Net Assets	100.00%

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Statement of Net Assets

December 31, 2011

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.25%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	376,641	$439,732
Fannie Mae REMICs
Series 2002-83 GH 5.00% 12/25/17	6,890,000	7,382,476
Series 2003-38 MP 5.50% 5/25/23	6,251,879	6,845,555
Series 2003-122 AJ 4.50% 2/25/28	381,380	389,427
Series 2005-110 MB 5.50% 9/25/35	1,330,454	1,465,146
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	779,476	867,943
Freddie Mac REMICs
Series 2512 PG 5.50% 10/15/22	180,000	196,559
Series 2557 WE 5.00% 1/15/18	4,250,000	4,608,917
Series 2622 PE 4.50% 5/15/18	29,545	31,421
Series 2662 MA 4.50% 10/15/31	164,924	166,272
Series 2694 QG 4.50% 1/15/29	1,546,116	1,562,911
Series 2717 MH 4.50% 12/15/18	1,875,000	2,018,260
Series 2762 LG 5.00% 9/15/32	30,000	31,608
Series 2872 GC 5.00% 11/15/29	2,304,741	2,322,577
Series 2890 PC 5.00% 7/15/30	2,802,703	2,841,642
Series 3022 MB 5.00% 12/15/28	1,761,766	1,772,284
Series 3131 MC 5.50% 4/15/33	2,725,000	2,901,071
Series 3173 PE 6.00% 4/15/35	7,180,000	7,855,916
Series 3337 PB 5.50% 7/15/30	1,042,681	1,045,695
Series 3416 GK 4.00% 7/15/22	1,089,893	1,129,941
Series 3455 MB 4.50% 6/15/23	10,000,000	10,975,838
Series 3656 PM 5.00% 4/15/40	6,235,000	7,015,198
•Series 3800 AF 0.778% 2/15/41	1,708,775	1,708,763
¿Freddie Mac Structured Pass Through Securities
Series T-58 2A 6.50% 9/25/43	702,394	806,184
•Series T-60 1A4C 5.203% 3/25/44	1,103,139	1,126,312
GNMA Series 2010-113 KE 4.50% 9/20/40	6,495,000	7,273,456

Total Agency Collateralized Mortgage Obligations (Cost $70,381,353)		74,781,104

AGENCY MORTGAGE-BACKED SECURITIES–17.14%
Fannie Mae 6.50% 8/1/17	343,071	375,811
•Fannie Mae ARM
2.533% 4/1/36	841,850	888,895
5.139% 11/1/35	1,324,298	1,406,029
Fannie Mae Relocation 15 yr 4.00% 9/1/20	1,322,607	1,367,288

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Relocation 30 yr
4.00% 3/1/35	2,012,868	$2,090,917
5.00% 1/1/34	343,107	367,404
5.00% 10/1/35	895,743	959,177
5.00% 2/1/36	1,736,396	1,859,361
Fannie Mae S.F. 15 yr
3.00% 11/1/26	942,276	974,744
4.00% 7/1/25	2,117,519	2,233,924
4.00% 10/1/25	17,008,123	17,943,102
4.00% 11/1/25	3,252,685	3,460,971
4.00% 1/1/26	303,353	320,029
4.00% 3/1/26	9,587,394	10,201,322
¥4.50% 9/1/24	6,421,836	6,848,109
5.00% 9/1/25	5,473,153	5,890,984
5.50% 12/1/22	499,262	542,107
5.50% 2/1/23	1,271,741	1,380,878
6.00% 8/1/21	3,547,389	3,845,461
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/27	75,505,000	78,949,916
3.50% 2/1/27	17,430,000	18,195,287
Fannie Mae S.F. 30 yr
4.50% 6/1/38	38,138	40,616
4.50% 3/1/39	2,093,323	2,229,346
4.50% 4/1/39	299,892	319,379
5.00% 12/1/36	2,498,302	2,700,987
5.00% 12/1/37	992,167	1,072,506
5.00% 2/1/38	799,426	864,157
5.00% 11/1/38	1,364,751	1,475,259
6.00% 11/1/36	369,324	407,424
6.00% 7/1/38	4,083,031	4,500,409
6.50% 3/1/36	271,992	306,737
6.50% 6/1/36	1,590,713	1,794,579
6.50% 10/1/36	1,153,735	1,296,791
6.50% 8/1/37	451,552	506,177
6.50% 12/1/37	2,007,736	2,265,675
7.00% 12/1/37	656,574	749,912
7.50% 4/1/32	18,818	22,529
7.50% 11/1/34	10,944	11,271
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/42	37,315,000	38,376,145
4.00% 2/1/42	52,510,000	55,020,640
5.50% 1/1/42	112,625,000	122,638,061
6.00% 1/1/42	126,355,000	139,128,708
6.00% 2/1/42	20,360,000	22,370,552
•Freddie Mac ARM 2.61% 4/1/34	131,370	138,924
Freddie Mac Relocation 30 yr 5.00% 9/1/33	647,254	690,966
Freddie Mac S.F. 15 yr
4.00% 2/1/14	213,816	221,168
4.50% 7/1/24	2,184,716	2,316,442
5.00% 6/1/18	827,642	885,492
5.00% 1/1/24	2,756,524	2,956,625
5.50% 8/1/23	1,573,016	1,702,935

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr 7.00% 12/15/34	1,704,149	$1,947,180

Total Agency Mortgage-Backed Securities (Cost $561,255,158)		569,059,308

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.44%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	4,315,000	4,573,223
BAML Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	605,742	612,895
•Series 2004-3 A5 5.731% 6/10/39	3,737,103	4,023,724
•Series 2005-1 A5 5.333% 11/10/42	5,440,000	5,929,208
•Series 2005-6 A4 5.366% 9/10/47	2,815,000	3,113,359
Series 2006-4 A4 5.634% 7/10/46	7,337,000	8,118,728
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	2,990,000	3,291,320
Series 2005-T20 A4A 5.145% 10/12/42	1,695,000	1,874,495
Series 2006-PW12 A4 5.902% 9/11/38	1,640,000	1,829,356
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	1,780,000	1,853,274
¿Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	15,525,000	17,021,160
Series 2006-C7 A2 5.69% 6/10/46	252,624	252,533
•Credit Suisse Mortgage Capital Certificates
Series 2006-C1 AAB 5.419% 2/15/39	956,065	1,004,563
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46	3,305,000	3,111,013
First Union National Bank Commercial Mortgage Series 2000-C2 H 6.75% 10/15/32	40,000	21,727
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A5 5.279% 8/10/38	1,300,000	1,369,735

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Goldman Sachs Mortgage Securities II (continued)
•Series 2004-GG2 A6 5.396% 8/10/38	4,225,000	$4,524,007
Series 2005-GG4 A4 4.761% 7/10/39	11,070,000	11,601,238
Series 2005-GG4 A4A 4.751% 7/10/39	17,962,650	19,175,381
•Series 2006-GG6 A4 5.553% 4/10/38	4,985,000	5,419,866
#Series 2010-C1 A2 144A 4.592% 8/10/43	3,800,000	4,161,000
•#Series 2010-C1 C 144A 5.635% 8/10/43	5,635,000	5,111,987
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/1/37	6,400,000	6,852,371
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42	2,650,000	2,893,416
Series 2005-LDP4 A4 4.918% 10/15/42	3,820,000	4,152,798
Series 2005-LDP5 A4 5.205% 12/15/44	2,510,000	2,776,562
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	5,350,000	5,592,109
Series 2004-C2 A4 4.367% 3/15/36	1,458,000	1,523,286
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	749,500	578,298
Morgan Stanley Capital I
•Series 2004-T15 A4 5.27% 6/13/41	280,000	301,116
Series 2005-IQ9 A5 4.70% 7/15/56	5,000,000	5,346,155
•Series 2007-T27 A4 5.638% 6/11/42	17,275,000	19,678,696
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.412% 2/15/33	595,000	583,511
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	2,220,000	2,343,903
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	3,015,000	3,370,526
•#Sovereign Commercial Mortgage Securities Trust Series 2007-C1 A2 144A 5.893% 7/22/30	3,179,245	3,253,004

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36		7,015,000	$7,834,296
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		5,065,000	5,393,202

Total Commercial Mortgage-Backed Securities (Cost $158,912,572)			180,467,041

CORPORATE BONDS–38.08%
Aerospace & Defense–0.17%
#Meccanica Holdings USA 144A 6.25% 7/15/19		6,835,000	5,603,524

			5,603,524

Auto Components–0.13%
Johnson Controls 3.75% 12/1/21		4,095,000	4,236,765

			4,236,765

Beverages–0.55%
Coca-Cola Enterprises
3.50% 9/15/20		3,925,000	4,114,628
4.50% 9/1/21		2,705,000	3,007,441
Dr Pepper Snapple Group
2.60% 1/15/19		1,910,000	1,902,104
3.20% 11/15/21		795,000	808,327
#Pernod-Ricard 144A 4.45% 1/15/22		8,010,000	8,408,153

			18,240,653

Biotechnology–0.57%
Amgen 3.45% 10/1/20		8,780,000	8,592,564
Celgene
2.45% 10/15/15		1,845,000	1,870,812
3.95% 10/15/20		8,475,000	8,551,097

			19,014,473

Capital Markets–0.35%
•Bear Stearns 4.947% 12/7/12	AUD	1,010,000	1,022,706
Jefferies Group
6.25% 1/15/36		3,650,000	3,021,090
6.45% 6/8/27		1,612,000	1,358,110
Lazard Group 6.85% 6/15/17		6,042,000	6,345,067

			11,746,973

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals–1.11%
Dow Chemical
4.125% 11/15/21	4,930,000	$5,066,808
8.55% 5/15/19	15,716,000	20,591,292
Ecolab
3.00% 12/8/16	8,905,000	9,221,956
5.50% 12/8/41	1,790,000	1,991,210

		36,871,266

Commercial Banks–5.22%
Abbey National Treasury Services 4.00% 4/27/16	3,715,000	3,336,137
AgriBank 9.125% 7/15/19	5,115,000	6,669,776
#Bank of Montreal 144A 2.625% 1/25/16	5,700,000	5,889,576
BB&T 5.25% 11/1/19	17,849,000	19,512,419
•BB&T Capital Trust IV 6.82% 6/12/57	1,770,000	1,787,700
•Branch Banking & Trust 0.862% 9/13/16	8,740,000	7,882,720
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16	5,700,000	5,902,544
City National 5.25% 9/15/20	4,185,000	4,162,167
@#CoBank ACB 144A 7.875% 4/16/18	3,425,000	4,103,445
#Export-Import Bank of Korea 144A 5.25% 2/10/14	4,795,000	5,056,711
Fifth Third Bancorp 3.625% 1/25/16	5,840,000	5,930,777
•Fifth Third Capital Trust IV 6.50% 4/15/37	6,875,000	6,771,875
#HSBC Bank 144A 3.10% 5/24/16	6,410,000	6,416,916
HSBC Holdings 4.875% 1/14/22	1,530,000	1,620,265
KeyBank 6.95% 2/1/28	7,115,000	7,907,910
KeyCorp 5.10% 3/24/21	8,780,000	9,134,431
Korea Development Bank 8.00% 1/23/14	5,150,000	5,669,099
•National City Bank 0.904% 6/7/17	4,640,000	4,262,722
PNC Bank 6.875% 4/1/18	9,000,000	10,220,256
PNC Funding
5.125% 2/8/20	2,000,000	2,263,740
5.25% 11/15/15	4,665,000	5,078,324
SunTrust Bank
•0.796% 8/24/15	3,140,000	2,917,211
3.50% 1/20/17	1,570,000	1,579,908
SVB Financial Group 5.375% 9/15/20	960,000	985,201
US Bancorp 4.125% 5/24/21	3,000,000	3,339,744
US Bank 4.95% 10/30/14	1,205,000	1,310,458
•USB Capital IX 3.50% 4/15/49	20,613,000	14,399,005

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Wachovia
•0.773% 10/15/16	2,865,000	$2,552,165
5.60% 3/15/16	11,120,000	11,918,994
Wells Fargo 4.75% 2/9/15	2,980,000	3,111,236
Zions Bancorp 7.75% 9/23/14	1,400,000	1,485,315

		173,178,747

Commercial Services & Supplies–0.57%
#Brambles USA 144A
3.95% 4/1/15	3,315,000	3,430,886
5.35% 4/1/20	5,745,000	6,139,755
International Lease Finance
6.25% 5/15/19	3,145,000	2,909,487
6.625% 11/15/13	3,212,000	3,212,000
8.75% 3/15/17	2,975,000	3,071,688
Republic Services 5.70% 5/15/41	185,000	213,021

		18,976,837

Computers & Peripherals–0.50%
Hewlett-Packard
4.30% 6/1/21	3,640,000	3,739,765
4.375% 9/15/21	5,970,000	6,173,458
4.65% 12/9/21	2,300,000	2,431,523
#Seagate Technology International 144A 10.00% 5/1/14	3,873,000	4,400,696

		16,745,442

Construction Materials–0.10%
•#Cemex SAB 144A 5.579% 9/30/15	4,240,000	3,195,900

		3,195,900

Diversified Consumer Services–0.32%
Yale University 2.90% 10/15/14	10,045,000	10,642,376

		10,642,376

Diversified Financial Services–2.59%
#CDP Financial 144A
4.40% 11/25/19	6,515,000	7,080,873
5.60% 11/25/39	4,995,000	6,147,861
Ford Motor Credit 5.00% 5/15/18	4,825,000	4,849,574
#FUEL Trust 144A 3.984% 6/15/16	2,690,000	2,692,260
General Electric Capital
4.65% 10/17/21	7,895,000	8,255,959
6.00% 8/7/19	20,526,000	23,613,315
#Hyundai Capital Services 144A 4.375% 7/27/16	7,900,000	8,065,173

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,600,000	$1,088,000
JPMorgan Chase
•4.642% 6/21/12	AUD	2,600,000	2,644,035
5.40% 1/6/42		2,570,000	2,692,162
6.00% 10/1/17		10,375,000	11,174,030
JPMorgan Chase Capital XXV 6.80% 10/1/37		7,654,000	7,759,243

			86,062,485

Diversified Telecommunication Services–1.00%
#Brasil Telecom 144A 9.75% 9/15/16	BRL	6,145,000	3,248,618
CenturyLink 6.45% 6/15/21		3,510,000	3,522,625
Qwest
6.75% 12/1/21		3,085,000	3,370,363
8.375% 5/1/16		10,645,000	12,245,721
Telecom Italia Capital 5.25% 10/1/15		785,000	720,699
Telefonica Emisiones 6.421% 6/20/16		9,545,000	9,998,435

			33,106,461

Electric Utilities–1.83%
#American Transmission Systems 144A 5.25% 1/15/22		5,065,000	5,718,724
Baltimore Gas & Electric 3.50% 11/15/21		3,460,000	3,532,996
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21		3,280,000	3,424,320
Commonwealth Edison
4.00% 8/1/20		1,240,000	1,338,183
3.40% 9/1/21		6,360,000	6,599,944
Florida Power 5.65% 6/15/18		1,145,000	1,369,964
Ipalco Enterprises 5.00% 5/1/18		2,245,000	2,211,325
Jersey Central Power & Light 5.625% 5/1/16		2,415,000	2,731,674
LG&E and KU Energy
3.75% 11/15/20		3,280,000	3,317,444
#144A 4.375% 10/1/21		5,245,000	5,360,432
Pennsylvania Electric 5.20% 4/1/20		5,895,000	6,607,695
•PPL Capital Funding 6.70% 3/30/67		620,000	605,467
PPL Electric Utilities 3.00% 9/15/21		2,730,000	2,764,848
Progress Energy Carolinas 3.00% 9/15/21		2,435,000	2,507,824
Public Service Company of Oklahoma 5.15% 12/1/19		5,440,000	6,075,947

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Public Service Electric & Gas 3.50% 8/15/20	3,225,000	$3,409,828
Southern California Edison 5.50% 8/15/18	2,105,000	2,526,330
Wisconsin Electric Power 2.95% 9/15/21	770,000	786,440

		60,889,385

Electronic Equipment, Instruments & Components–0.09%
PerkinElmer 5.00% 11/15/21	2,815,000	2,853,886

		2,853,886

Energy Equipment & Services–0.97%
Pride International 6.875% 8/15/20	14,385,000	16,893,528
Transocean
5.05% 12/15/16	3,990,000	4,078,518
6.375% 12/15/21	5,465,000	5,819,411
Weatherford International Bermuda 9.625% 3/1/19	4,270,000	5,529,889

		32,321,346

Food & Staples Retailing–0.38%
CVS Caremark 5.75% 5/15/41	6,565,000	7,847,250
Safeway 4.75% 12/1/21	4,520,000	4,639,238

		12,486,488

Food Products–0.35%
General Mills 3.15% 12/15/21	4,220,000	4,284,271
Smucker (J.M.) 3.50% 10/15/21	7,300,000	7,483,675

		11,767,946

Gas Utilities–0.16%
CenterPoint Energy 5.95% 2/1/17	4,580,000	5,185,494

		5,185,494

Health Care Equipment & Supplies–1.02%
Becton, Dickinson 3.125% 11/8/21	4,015,000	4,162,262
Boston Scientific 6.00% 1/15/20	3,630,000	4,058,852
CareFusion 6.375% 8/1/19	12,070,000	14,274,779
DENTSPLY International 4.125% 8/15/21	3,870,000	3,999,804
Zimmer Holdings 4.625% 11/30/19	6,615,000	7,221,311

		33,717,008

Health Care Providers & Services–1.39%
#Aristotle Holding 144A
3.50% 11/15/16	1,675,000	1,707,812
4.75% 11/15/21	5,820,000	6,034,211

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Coventry Health Care 5.45% 6/15/21	7,875,000	$8,767,151
Express Scripts 3.125% 5/15/16	660,000	664,332
#Highmark 144A
4.75% 5/15/21	4,140,000	4,250,658
6.125% 5/15/41	845,000	916,357
Medco Health Solutions
4.125% 9/15/20	1,900,000	1,896,740
7.125% 3/15/18	6,905,000	8,058,701
Quest Diagnostics
4.70% 4/1/21	12,155,000	12,982,597
4.75% 1/30/20	780,000	833,986

		46,112,545

Hotels, Restaurants & Leisure–0.19%
Wyndham Worldwide
5.625% 3/1/21	2,880,000	2,979,095
5.75% 2/1/18	3,045,000	3,227,633

		6,206,728

Household Durables–0.09%
Stanley Black & Decker 3.40% 12/1/21	2,895,000	2,960,187

		2,960,187

Insurance–2.01%
American International Group
4.875% 9/15/16	535,000	506,796
8.25% 8/15/18	10,675,000	11,328,321
•Chubb 6.375% 3/29/67	11,905,000	11,815,713
•ING Groep 5.775% 12/29/49	2,430,000	1,944,000
MetLife
6.40% 12/15/36	50,000	47,563
6.817% 8/15/18	10,752,000	12,807,351
#MetLife Capital Trust IV 144A 7.875% 12/15/37	400,000	417,000
#MetLife Capital Trust X 144A 9.25% 4/8/38	7,015,000	8,049,713
Prudential Financial
3.875% 1/14/15	1,660,000	1,720,595
4.50% 11/15/20	1,470,000	1,480,837
4.50% 11/16/21	630,000	637,587
6.00% 12/1/17	3,040,000	3,385,228
=‡@¿#Twin Reefs Pass Through Trust 144A 4.058% 12/31/49	2,600,000	0
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	12,301,000	11,316,920
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	1,405,000	1,334,750

		66,792,374

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
IT Services–0.09%
Western Union 3.65% 8/22/18	3,040,000	$3,121,460

		3,121,460

Life Sciences Tools & Services–0.03%
Bio-Rad Laboratories 4.875% 12/15/20	855,000	891,396

		891,396

Media–1.31%
DIRECTV Holdings 5.00% 3/1/21	5,755,000	6,170,482
Historic TW 6.875% 6/15/18	7,460,000	8,902,660
Time Warner Cable 8.25% 4/1/19	6,040,000	7,597,094
Viacom 3.875% 12/15/21	5,400,000	5,524,033
#Vivendi 144A 6.625% 4/4/18	8,623,000	9,813,077
#WPP Finance 2010 144A 4.75% 11/21/21	5,575,000	5,545,190

		43,552,536

Metals & Mining–1.91%
Alcoa
5.40% 4/15/21	670,000	672,464
6.75% 7/15/18	6,780,000	7,494,368
ArcelorMittal 9.85% 6/1/19	16,311,000	18,165,578
Barrick North America Finance 4.40% 5/30/21	8,295,000	9,000,872
#Kinross Gold 144A 5.125% 9/1/21	4,195,000	4,124,792
#Newcrest Finance 144A 4.45% 11/15/21	2,360,000	2,332,433
Rio Tinto Finance USA 3.75% 9/20/21	6,375,000	6,693,737
Teck Resources
4.75% 1/15/22	1,275,000	1,373,239
9.75% 5/15/14	3,013,000	3,542,700
#Xstrata Canada Financial 144A 4.95% 11/15/21	9,820,000	10,051,860

		63,452,043

Multiline Retail–0.53%
Macy’s Retail Holdings 5.90% 12/1/16	4,034,000	4,512,731
#Woolworths 144A
3.15% 4/12/16	4,750,000	4,910,740
4.55% 4/12/21	7,665,000	8,235,613

		17,659,084

Multi-Utilities–1.61%
Ameren Illinois 9.75% 11/15/18	12,780,000	16,837,893
CMS Energy
4.25% 9/30/15	2,715,000	2,757,620
6.25% 2/1/20	2,950,000	3,112,592

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Nisource Finance
4.45% 12/1/21	3,330,000	$3,409,324
5.80% 2/1/42	4,155,000	4,361,861
Puget Energy 6.00% 9/1/21	1,880,000	1,948,832
•Puget Sound Energy 6.974% 6/1/67	7,185,000	7,182,629
Sempra Energy 6.15% 6/15/18	4,773,000	5,633,601
•Wisconsin Energy 6.25% 5/15/67	8,135,000	8,148,236

		53,392,588

Office Electronics–0.23%
Xerox
4.50% 5/15/21	5,275,000	5,356,182
6.35% 5/15/18	2,155,000	2,430,739

		7,786,921

Oil, Gas & Consumable Fuels–4.56%
#BG Energy Capital 144A 4.00% 10/15/21	12,260,000	12,662,753
Ecopetrol 7.625% 7/23/19	1,250,000	1,518,750
El Paso Pipeline Partners Operating 6.50% 4/1/20	3,320,000	3,675,658
•Enbridge Energy Partners 8.05% 10/1/37	7,675,000	8,118,730
Encana 3.90% 11/15/21	9,300,000	9,361,836
Energy Transfer Partners 9.70% 3/15/19	8,715,000	10,691,579
#ENI 144A 4.15% 10/1/20	6,200,000	6,155,676
Enterprise Products Operating
•7.034% 1/15/68	8,097,000	8,431,179
9.75% 1/31/14	3,790,000	4,380,095
EQT 4.875% 11/15/21	3,805,000	3,848,407
#IPIC GMTN 144A 5.50% 3/1/22	2,682,000	2,695,410
Kinder Morgan Energy Partners
4.15% 3/1/22	2,395,000	2,441,068
9.00% 2/1/19	6,578,000	8,309,599
Noble Energy 8.25% 3/1/19	11,315,000	14,734,835
Petrobras International Finance
5.375% 1/27/21	5,300,000	5,594,685
5.75% 1/20/20	1,090,000	1,171,881
5.875% 3/1/18	430,000	472,729
Plains All American Pipeline 8.75% 5/1/19	5,751,000	7,357,289
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	2,110,176	2,263,164
Statoil 3.15% 1/23/22	6,540,000	6,740,543
•TransCanada Pipelines 6.35% 5/15/67	11,965,000	12,018,748
Williams
7.75% 6/15/31	1,058,000	1,319,708
8.75% 3/15/32	1,117,000	1,467,484

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Partners 7.25% 2/1/17	4,565,000	$5,421,508
#Woodside Finance 144A
8.125% 3/1/14	6,281,000	7,027,409
8.75% 3/1/19	2,884,000	3,637,234

		151,517,957

Paper & Forest Products–0.76%
Georgia-Pacific
8.00% 1/15/24	10,636,000	13,664,664
#144A 5.40% 11/1/20	719,000	797,813
International Paper
4.75% 2/15/22	1,225,000	1,304,690
9.375% 5/15/19	4,985,000	6,486,921
#Votorantim Cimentos 144A 7.25% 4/5/41	3,025,000	2,956,938

		25,211,026

Pharmaceuticals–0.43%
Hospira 6.40% 5/15/15	5,510,000	5,964,768
Teva Pharmaceutical Finance 3.65% 11/10/21	8,260,000	8,418,856

		14,383,624

Real Estate Investment Trusts–1.84%
American Tower 5.90% 11/1/21	6,105,000	6,430,561
Brandywine Operating Partnership 4.95% 4/15/18	4,240,000	4,179,326
Developers Diversified Realty
4.75% 4/15/18	2,960,000	2,835,929
7.50% 4/1/17	1,020,000	1,102,341
7.875% 9/1/20	5,695,000	6,363,222
Digital Realty Trust
5.25% 3/15/21	7,640,000	7,668,137
5.875% 2/1/20	2,895,000	3,016,963
ERP Operating 4.625% 12/15/21	2,525,000	2,579,888
Health Care REIT 5.25% 1/15/22	5,960,000	5,850,259
#Host Hotels & Resorts 144A 5.875% 6/15/19	2,255,000	2,305,738
Regency Centers
4.80% 4/15/21	1,740,000	1,772,782
5.875% 6/15/17	2,261,000	2,465,105
Simon Property Group 4.125% 12/1/21	3,590,000	3,761,595
Vornado Realty 5.00% 1/15/22	4,845,000	4,894,729
#WEA Finance 144A 4.625% 5/10/21	5,810,000	5,713,182

		60,939,757

Road & Rail–0.61%
Burlington Northern Santa Fe 5.65% 5/1/17	1,015,000	1,172,731

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
CSX 4.75% 5/30/42	3,810,000	$3,947,217
#ERAC USA Finance 144A 5.25% 10/1/20	9,410,000	10,163,233
Ryder System 3.50% 6/1/17	4,905,000	4,969,403

		20,252,584

Semiconductors & Semiconductor Equipment–0.40%
Broadcom 2.70% 11/1/18	3,720,000	3,766,831
National Semiconductor 6.60% 6/15/17	7,810,000	9,604,082

		13,370,913

Software–0.11%
Symantec 4.20% 9/15/20	3,685,000	3,712,081

		3,712,081

Wireless Telecommunication Services–2.00%
America Movil 5.00% 3/30/20	11,635,000	12,912,197
#Crown Castle Towers 144A 4.883% 8/15/20	29,640,000	30,346,529
Verizon Communications 3.50% 11/1/21	3,300,000	3,442,847
#VimpelCom Holdings 144A
•4.576% 6/29/14	2,340,000	2,299,532
7.504% 3/1/22	2,280,000	1,926,600
Virgin Media Secured Finance 6.50% 1/15/18	14,580,000	15,573,336

		66,501,041

Total Corporate Bonds (Cost $1,219,700,210)		1,264,660,300

MUNICIPAL BONDS–3.52%
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	15,035,000	19,102,569
Massachusetts State Transportation Fund Revenue Taxable Build America Bonds Recovery Zone Economic Development Bonds
5.731% 6/1/40	5,890,000	7,499,384
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	12,240,000	16,769,534
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,355,000	4,212,672

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	15,875,000	$19,588,798
New York Sales Tax Asset Receivables Taxable Series B 4.66% 10/15/14 (NATL-RE) (FGIC)	400,000	438,152

New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bonds Series A2 5.45% 11/15/32	15,555,000	17,050,769
Oregon State Taxable Pension 5.892% 6/1/27	2,915,000	3,430,255
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	10,020,000	13,059,467
Texas State Tax & Revenue Anticipation Notes Series A 2.50% 8/30/12	5,000,000	5,075,900
University of Missouri Systems Facilities Revenue Board of Curators Taxable Build America Bonds 5.792% 11/1/41	8,385,000	10,804,240

Total Municipal Bonds (Cost $94,191,165)		117,031,740

NON-AGENCY ASSET-BACKED SECURITIES–3.15%
•Ally Master Owner Trust Series 2011-1 A1 1.148% 1/15/16	4,215,000	4,225,341
•American Express Credit Account Master Trust Series 2010-1 B 0.878% 11/16/15	1,915,000	1,914,984
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	5,000,000	4,992,349
#Cabela’s Master Credit Card Trust Series 2010-2A A1 144A 2.29% 9/17/18	4,650,000	4,790,206
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	15,360,000	18,164,581
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13	1,149,425	1,153,777
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	3,865,000	5,331,514
Citicorp Residential Mortgage Securities
Series 2006-3 A4 5.703% 11/25/36	84,136	81,275
Series 2006-3 A5 5.948% 11/25/36	4,700,000	3,493,261

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		5,710,000	$5,817,652
•#CNH Wholesale Master Note Trust 144A
Series 2009-1A A 1.978% 7/15/15		4,500,000	4,523,513
Series 2011-1A A 1.078% 12/15/15		700,000	700,677
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		4,970,000	5,946,852
•Series 2009-A1 A1 1.578% 12/15/14		4,540,000	4,566,844
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	1,960,000	1,963,367
General Electric Capital Credit Card Master Note Trust Series 2009-2 A 3.69% 7/15/15		10,000,000	10,157,488
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14		4,575,000	4,588,918
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14		452,676	453,681
John Deere Owner Trust
Series 2010-A A4 2.13% 10/17/16		4,040,000	4,110,783
Series 2011-A A4 1.96% 4/16/18		4,255,000	4,347,776
•MBNA Credit Card Master Note Trust Series 2002-C3 C3 1.628% 10/15/14		2,345,000	2,349,430
•Merrill Auto Trust Securitization Series 2007-1 A4 0.338% 12/15/13		261,196	261,153
Mid-State Trust Series 11 A1 4.864% 7/15/38		615,533	622,256
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14		4,190,000	4,185,737
=#Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33		65,901	0
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		1,827,450	1,873,136
@•#Victoria Falls Series 2005-1A A2 144A 0.796% 2/17/17		3,977,111	3,837,912

Total Non-Agency Asset-Backed Securities (Cost $101,117,011)			104,454,463

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.57%
Bank of America Alternative Loan Trust Series 2004-11 1CB1
6.00% 12/25/34	2,533,398	$2,464,548
Series 2005-9 5A1 5.50% 10/25/20	1,757,328	1,628,744
•Bank of America Mortgage Securities Series 2003-D 1A2
2.747% 5/25/33	3,158	1,960
Series 2004-L 4A1 5.113% 1/25/35	1,142,497	1,093,897
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	744,605	771,571
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	587,939	588,291
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.673% 8/25/37	267,254	185,503
Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	1,942,076	1,364,077
¿•Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1 3A1 2.792% 3/20/36	1,885,596	992,638
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	177,671	184,252
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	298,922	317,675
Series 1999-3 A 8.00% 8/19/29	552,461	547,527
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.603% 4/25/36	3,729,000	2,967,691
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	79,233	78,906
Series 2006-1 1A3 5.50% 2/25/36	423,792	244,759
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	183,660	185,699
•MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33	220,773	198,060
Series 2005-6 7A1 5.401% 6/25/35	733,180	712,041
Series 2006-2 4A1 4.876% 2/25/36	850,375	751,992
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	646,624	649,929

	Principal Amount°		Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Merrill Lynch Mortgage Investors Series 2005-A2 A3 2.606% 2/25/35		347,468	$193,440
•Structured ARM Loan Trust
Series 2004-3AC A2 1.618% 3/25/34		195,233	172,025
Series 2006-5 5A4 5.269% 6/25/36		256,329	20,448
¿Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18		1,056,163	1,094,339
Series 2004-CB3 1A 6.00% 10/25/34		45,131	47,124
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36		1,787,478	1,610,712

Total Non-Agency Collateralized Mortgage Obligations (Cost $21,846,368)			19,067,848

rREGIONAL BONDS–2.23%
Australia–1.44%
New South Wales Treasury 6.00% 4/1/19	AUD	18,929,000	21,453,321
Queensland Treasury
6.00% 9/14/17	AUD	4,267,000	4,725,131
6.25% 6/14/19	AUD	18,821,000	21,426,239

			47,604,691

Canada–0.79%
Province of Ontario
2.30% 5/10/16		7,710,000	7,947,992
3.00% 7/16/18		8,460,000	8,910,884
3.15% 6/2/22	CAD	7,755,000	7,771,595
4.00% 6/2/21	CAD	445,000	480,045
Province of Quebec 4.25% 12/1/21	CAD	1,128,000	1,231,449

			26,341,965

Total Regional Bonds (Cost $72,020,986)			73,946,656

rSOVEREIGN BONDS–3.20%
Australia–0.04%
Australia Government 5.75% 5/15/21	AUD	1,102,000	1,311,776

			1,311,776

Brazil–0.27%
Brazilian Government International
5.625% 1/7/41		5,157,000	6,007,905

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Brazil (continued)
Brazilian Government International (continued)
8.875% 10/14/19		2,180,000	$3,041,100

			9,049,005

Canada–0.24%
Canadian Government
3.75% 6/1/19	CAD	4,343,000	4,879,123
4.00% 6/1/17	CAD	2,882,000	3,214,742

			8,093,865

Chile–0.20%
Chile Government International 5.50% 8/5/20	CLP	3,256,000,000	6,565,274

			6,565,274

Finland–0.01%
Finland Government 3.50% 4/15/21	EUR	163,000	231,573

			231,573

Germany–0.05%
Deutschland Republic 2.25% 9/4/20	EUR	1,187,000	1,611,385

			1,611,385

Indonesia–0.12%
Indonesia Government International 4.875% 5/5/21		1,070,000	1,150,250
Indonesia Treasury 11.00% 11/15/20	IDR	20,152,000,000	2,970,975

			4,121,225

Mexico–0.37%
Mexican Bonos
6.50% 6/10/21	MXN	23,457,000	1,686,905
7.50% 6/3/27	MXN	90,653,800	6,731,334
8.50% 5/31/29	MXN	49,876,100	3,967,735

			12,385,974

Norway–0.80%
Norwegian Government
4.25% 5/19/17	NOK	11,801,000	2,203,054
4.50% 5/22/19	NOK	55,014,000	10,588,012
5.00% 5/15/15	NOK	73,136,000	13,594,260

			26,385,326

Philippines – 0.33%
Republic of Philippines
6.25% 1/14/36	PHP	141,000,000	3,280,791
9.50% 10/21/24		5,396,000	7,797,220

			11,078,011

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Poland–0.17%
Poland Government 5.25% 10/25/17	PLN	4,742,000	$1,360,268
Republic of Poland 5.00% 3/23/22		4,091,000	4,126,796

			5,487,064

South Africa–0.22%
South Africa Government 8.00% 12/21/18	ZAR	58,549,000	7,394,577

			7,394,577

Sweden–0.21%
Sweden Government
3.00% 7/12/16	SEK	30,760,000	4,852,388
5.00% 12/1/20	SEK	10,825,000	2,027,032

			6,879,420

Turkey–0.03%
Turkey Government International
5.125% 3/25/22		500,000	478,750
5.625% 3/30/21		500,000	508,125

			986,875

United Kingdom–0.14%
United Kingdom Gilt 4.75% 3/7/20	GBP	2,497,000	4,797,514

			4,797,514

Total Sovereign Bonds (Cost $106,246,058)			106,378,864

SUPRANATIONAL BANKS–0.38%
Inter-American Development Bank 3.875% 10/28/41		1,740,000	1,859,009
International Bank for Reconstruction & Development
3.25% 12/15/2017	SEK	8,050,000	1,256,713
3.375% 4/30/15	NOK	16,110,000	2,773,242
7.50% 7/30/14	NZD	7,920,000	6,844,037

Total Supranational Banks (Cost $11,879,421)			12,733,001

U.S. TREASURY OBLIGATIONS–19.62%
U.S Treasury Bonds
3.75% 8/15/41		9,575,000	11,262,594
4.375% 5/15/41		61,805,000	80,539,640
U.S Treasury Notes
0.25% 11/30/13		66,590,000	66,608,246
0.875% 11/30/16		295,525,000	296,471,567
1.375% 9/30/18		2,390,000	2,403,257
1.50% 8/31/18		5,175,000	5,251,414

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.00% 11/15/21	186,990,000	$189,152,165

Total U.S. Treasury Obligations (Cost $644,906,077)		651,688,883

	Number of Shares
PREFERRED STOCK–0.25%
Alabama Power 4.95%	112,235	2,827,200
•PNC Financial Services Group 8.25%	5,270,000	5,444,990

Total Preferred Stock (Cost $7,591,021)		8,272,190

	Principal Amount°
SHORT-TERM INVESTMENTS–17.35%
Certificates of Deposit–4.06%
Bank of Montreal Chicago 0.05% 1/4/12	50,000,000	49,999,445
Bank of Nova Scotia Housing
0.04% 1/4/12	25,000,000	24,999,895
0.26% 3/2/12	25,000,000	25,001,310
Toronto Dominion Bank New York
0.30% 6/29/12	10,000,000	9,998,988
0.37% 4/2/12	24,755,000	24,766,618

		134,766,256

≠Discounted Commercial Paper–13.28%
Abbey National North America 0.12% 1/3/12	55,000,000	54,999,633
Allianz Finance 0.25% 1/6/12	8,880,000	8,879,741
Australia & New Zealand Banking Group 0.285% 1/30/12	26,975,000	26,973,351
Barclays US Funding 0.09% 1/3/12	50,000,000	49,999,750

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Cargill Global Fund
0.10% 1/13/12	25,250,000	$25,248,918
0.10% 1/30/12	15,000,000	14,998,566
Deutsche Bank Financial 0.06% 1/3/12	8,655,000	8,654,971
Emory University 0.26% 3/8/12	7,500,000	7,501,350
JP Morgan Chase 0.00% 1/3/12	33,415,000	33,415,000
Koch Resources
0.13% 1/6/12	17,500,000	17,499,388
0.15% 1/17/12	25,175,000	25,172,231
National Bank Canada New York 0.481% 6/28/12	15,000,000	14,944,041
University of Chicago
0.17% 3/7/12	16,500,000	16,494,885
0.16% 3/15/12	12,600,000	12,595,968
Schlumberger Holdings 0.12% 1/17/12	40,000,000	39,995,600
Siemens Capital
0.11% 1/26/12	32,500,000	32,494,394
0.11% 1/17/12	25,000,000	24,997,625
Vanderbilt University 0.29% 1/23/12	6,250,000	6,249,188
Westpac Banking 0.371% 2/23/12	20,000,000	19,992,563

		441,107,163

	Number of Shares
Money Market Mutual Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	123,867	123,867

		123,867

Total Short-Term Investments (Cost $576,004,749)		575,997,286

Total Value of Securities–113.18% (Cost $3,646,052,149)		3,758,538,684
	Number of Contracts
OPTIONS WRITTEN–(0.01%)
Call Option–(0.01%)
U.S. Treasury 30 yr Bond Future, strike price $125, expires 1/27/12 (JPMC)	(159)	$(173,906)
Put Option–0.00%
U.S. Treasury 30 yr Bond Future, strike price $31.25, expires 1/27/12 (JPMC)	(212)	(56,313)

Total Options Written (Premium received $(396,202))		(230,219)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(13.17%)Ë		(437,397,388)

NET ASSETS APPLICABLE TO 238,641,638 SHARES OUTSTANDING–100.00%		$3,320,911,077

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP DELAWARE BOND FUND STANDARD CLASS ($1,301,202,845 / 93,505,981 Shares)	$13.916

NET ASSET VALUE–LVIP DELAWARE BOND FUND SERVICE CLASS ($2,019,708,232 / 145,135,657 Shares)	$13.916

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$3,120,590,369
Distributions in excess of net investment income	(5,022,048)
Accumulated net realized gain on investments	89,714,987
Net unrealized appreciation of investments and foreign currencies	115,627,769

Total net assets	$3,320,911,077

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

¥	Fully or partially pledged as collateral for futures contracts.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $345,314,761, which represented 10.40% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $7,941,357, which represented 0.24% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

‡	Non income producing security. Security is currently in default.

r	Securities have been classified by country of origin.

≠	The rate shown is the effective yield at the time of purchase.

Ë	Of this amount, $586,447,141 represents payables for securities purchased and $117,366,747 represents receivables for securities sold as of December 31, 2011.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2011:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD (13,942,132)	USD 14,208,638	1/13/12	$(25,800)
BAML	CAD (3,731,436)	USD 3,671,246	1/13/12	9,676
BAML	CLP (1,822,140,000)	USD 3,537,106	1/13/12	26,780
BAML	EUR (15,249,679)	USD 20,509,903	1/13/12	771,893
BAML	IDR (35,231,750,000)	USD 3,886,569	1/13/12	6,862
BAML	JPY 372,667,200	USD (4,784,194)	1/13/12	59,206
BAML	MXN (43,352,626)	USD 3,206,081	1/13/12	103,355
BAML	NOK (41,977,840)	USD 7,289,465	1/13/12	274,537
BAML	PLN (12,548,949)	USD 3,767,774	1/13/12	136,332
BAML	ZAR (58,674,011)	USD 7,303,395	1/13/12	53,314
BCLY	EUR (3,724,243)	USD 5,011,367	1/13/12	190,994
CITI	EUR (5,713,845)	USD 7,692,607	1/13/12	297,046
CITI	NOK (18,654,958)	USD 3,240,846	1/13/12	123,411
GSC	AUD (8,509,167)	USD 8,705,516	1/13/12	17,949
HSBC	AUD (15,321,403)	USD 15,700,148	1/13/12	57,523
HSBC	EUR (453,301)	USD 611,259	1/13/12	24,540
HSBC	NOK (14,080,714)	USD 2,451,549	1/13/12	98,517
JPMC	BRL (5,624,103)	USD 3,131,460	1/13/12	123,865
JPMC	CAD (8,372,381)	USD 8,257,275	1/13/12	41,655
JPMC	EUR (1,608,035)	USD 2,167,470	1/13/12	86,154

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	MXN (111,913,097)	USD 8,292,623	1/13/12	$283,059
JPMC	NOK (22,329,753)	USD 3,885,665	1/13/12	154,134
MSC	AUD (5,145,903)	USD 5,271,808	1/13/12	18,018
MSC	EUR (9,422,606)	USD 12,698,167	1/13/12	502,273
MSC	KRW 9,569,128,500	USD (8,488,688)	1/13/12	(243,065)
MSC	NOK (3,377,021)	USD 587,586	1/13/12	23,251

				$3,215,479

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(757) U.S. Treasury 10 yr Notes	$(98,365,193)	$(99,261,625)	3/30/12	$(896,432)
977 U.S. Treasury Long Bond	140,467,435	141,481,813	3/30/12	1,014,378

	$42,102,242			$117,946

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
MSC	CDX.EM.16	USD 4,079,000	5.00%	12/20/16	$26,097
	ITRAXX Europe Subordinate
MSC	Financials 16.1 5 yr CDS	EUR 20,000,000	5.00%	12/20/16	(704,201)
MSC	Japan 5 yr CDS	USD 3,800,000	1.00%	9/20/16	35,022
MSC	Kingdom of Belgium 5 yr CDS	8,236,000	1.00%	12/20/16	(53,586)
	Kingdom of Spain
MSC	5 yr CDS	6,210,000	1.00%	6/20/16	206,051
MSC	5 yr CDS	16,252,000	1.00%	12/20/16	136,899
	Republic of France
MSC	5 yr CDS	16,851,000	0.25%	9/20/16	200,720
MSC	5 yr CDS	6,676,000	0.25%	12/20/16	38,849

Total					$(114,149)

The use of foreign currency exchange contracts, futures contracts, options written and swap contract involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CITI–Citibank

CLP–Chilean Peso

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

EM–Emerging Markets

EUR–European Monetary Unit

FGIC–Insured by Financial Guaranty Insurance Company

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

IDR–Indonesia Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transaction, Inc.

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NATL-RE–Insured by National Public Finance Guarantee Corporation

NCUA–National Credit Union Administration

NIM–Net Interest Margin

NOK–Norwegian Kroner

NZD–New Zealand Dollar

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduits

PLN–Polish Zloty

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$105,595,320
Dividends	722,477
Foreign tax withheld	(5,461)

106,312,336

EXPENSES:
Management fees	9,883,073
Distribution expenses-Service Class	6,370,593
Accounting and administration expenses	1,413,485
Reports and statements to shareholders	323,931
Trustees’ fees	88,747
Custodian fees	77,973
Professional fees	69,882
Pricing fees	51,198
Other	93,425

Total operating expenses	18,372,307

NET INVESTMENT INCOME	87,940,029

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	94,518,632
Futures contracts	6,733,199
Foreign currencies	(8,292,173)
Options written	(418,756)
Swap contracts	(1,007,282)

Net realized gain	91,533,620
Net change in unrealized appreciation/depreciation of investments and foreign currencies	42,470,089

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	134,003,709

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,943,738

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$87,940,029	$88,964,513
Net realized gain on investments and foreign currencies	91,533,620	71,823,293
Net change in unrealized appreciation/depreciation of investments and foreign currencies	42,470,089	31,467,873

Net increase in net assets resulting from operations	221,943,738	192,255,679

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(44,765,777)	(42,350,106)
Service Class	(58,985,428)	(46,674,158)
Net realized gain on investments:
Standard Class	(32,334,170)	(24,077,576)
Service Class	(44,698,421)	(28,616,593)

	(180,783,796)	(141,718,433)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	329,245,085	304,865,435
Service Class	604,909,534	607,439,237
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	77,099,947	66,427,682
Service Class	103,683,849	75,290,751

	1,114,938,415	1,054,023,105

Cost of shares repurchased:
Standard Class	(360,627,685)	(300,780,987)
Service Class	(298,694,757)	(187,790,690)

	(659,322,442)	(488,571,677)

Increase in net assets derived from capital share transactions	455,615,973	565,451,428

NET INCREASE IN NET ASSETS	496,775,915	615,988,674
NET ASSETS:
Beginning of year	2,824,135,162	2,208,146,488

End of year (including undistributed (distributions in excess of) net investment income of $(5,022,048) and $13,226,889, respectively)	$3,320,911,077	$2,824,135,162

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$13.695	$13.322	$11.676	$12.678	$12.640

Income (loss) from investment operations:
Net investment income[1]	0.427	0.514	0.655	0.603	0.648
Net realized and unrealized gain (loss) on investments and foreign currencies	0.611	0.617	1.553	(0.990)	0.032

Total from investment operations	1.038	1.131	2.208	(0.387)	0.680

Less dividends and distributions from:
Net investment income	(0.479)	(0.479)	(0.562)	(0.610)	(0.642)
Net realized gain on investments	(0.338)	(0.279)	—	(0.005)	—

Total dividends and distributions	(0.817)	(0.758)	(0.562)	(0.615)	(0.642)

Net asset value, end of period	$13.916	$13.695	$13.322	$11.676	$12.678

Total return[2]	7.64%	8.49%	18.90%	(2.92% )	5.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,301,203	$1,238,884	$1,139,218	$898,902	$992,363
Ratio of expenses to average net assets	0.39%	0.39%	0.41%	0.40%	0.40%
Ratio of net investment income to average net assets	3.03%	3.68%	5.13%	4.83%	5.06%
Portfolio turnover	379%	312%	270%	261%	462%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$13.697	$13.324	$11.682	$12.676	$12.640

Income (loss) from investment operations:
Net investment income[1]	0.377	0.465	0.610	0.559	0.616
Net realized and unrealized gain (loss) on investments and foreign currencies	0.610	0.617	1.549	(0.986)	0.030

Total from investment operations	0.987	1.082	2.159	(0.427)	0.646

Less dividends and distributions from:
Net investment income	(0.430)	(0.430)	(0.517)	(0.562)	(0.610)
Net realized gain on investments	(0.338)	(0.279)	—	(0.005)	—

Total dividends and distributions	(0.768)	(0.709)	(0.517)	(0.567)	(0.610)

Net asset value, end of period	$13.916	$13.697	$13.324	$11.682	$12.676

Total return[2]	7.26%	8.12%	18.48%	(3.26% )	5.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,019,708	$1,585,251	$1,068,928	$652,550	$589,154
Ratio of expenses to average net assets	0.74%	0.74%	0.76%	0.75%	0.65%
Ratio of net investment income to average net assets	2.68%	3.33%	4.78%	4.48%	4.81%
Portfolio turnover	379%	312%	270%	261%	462%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-advisor), a series of Delaware Management Business Trust, provides day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the first $2 billion, 0.15% on the next $1 billion and 0.09% of the Fund’s average daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $310,769 and $19,554, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$886,401
Distribution fees payable to LFD	588,094

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $7,195,755,512 and sales of $7,140,607,124 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $4,169,693,424 and sales of $3,885,237,025 of long-term U.S. government securities.

At December 31, 2011, the cost of investments for federal income tax purposes was $3,648,480,432. At December 31, 2011, net unrealized appreciation was $110,058,252, of which $139,624,757 related to unrealized appreciation of investments and $29,566,505 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$942,028,485	$5,801,279	$947,829,764
Corporate Debt	—	1,264,660,300	—	1,264,660,300
Foreign Debt	—	193,058,521	—	193,058,521
Municipal Bonds	—	117,031,740	—	117,031,740
U.S. Treasury Obligations	—	651,688,883	—	651,688,883
Short-Term Investments	123,867	575,873,419	—	575,997,286
Preferred Stock	2,827,200	5,444,990	—	8,272,190

Total	$2,951,067	$3,749,786,338	$5,801,279	$3,758,538,684

Foreign Currency Exchange Contracts	$—	$3,215,479	$—	$3,215,479

Futures Contracts	$117,946	$—	$—	$117,946

Swap Contracts	$—	$(114,149)	$—	$(114,149)

Written Options	$(230,219)	$—	$—	$(230,219)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Agency, Asset- and Mortgage- Backed Securities
Balance as of 12/31/10	$4,719,094
Purchases	5,838,655
Sales	(4,714,504)
Net realized gain	14,504
Net change in unrealized appreciation/depreciation	(56,470)

Balance as of 12/31/11	$5,801,279

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(37,376)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$172,909,303	$141,718,433
Long-term capital gains	7,874,493	—

Total	$180,783,796	$141,718,433

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,120,590,369
Undistributed ordinary income	58,608,879
Undistributed long-term capital gains	34,925,596
Post-October losses	(172,397)
Other temporary differences	(2,952,925)
Unrealized appreciation of investments and foreign currencies	109,911,555

Net assets	$3,320,911,077

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax treatment of CDS contracts and contingent payment debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, paydowns of asset- and mortgage-backed securities and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011 the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(2,437,761)	$2,437,761

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	23,182,785	21,792,953
Service Class	43,160,241	43,547,169
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,510,663	4,783,123
Service Class	7,416,178	5,422,730

	79,269,867	75,545,975

Shares repurchased:
Standard Class	(25,651,335)	(21,627,504)
Service Class	(21,181,522)	(13,452,714)

	(46,832,857)	(35,080,218)

Net increase	32,437,010	40,465,757

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environments; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options during the year ended December 31, 2011 for the Fund were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	—	$—
Options written	1,148	853,883
Options expired	(689)	(437,364)
Options terminated in closing sales transactions	(88)	(20,317)

Options outstanding at December 31, 2011	371	$396,202

Swap Contracts–The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps.    Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at December 31, 2011.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Credit Default Swaps.    A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payments (receipts), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, net unrealized depreciation of credit default swaps was $114,149. The Fund has received $5,144,000 securities as collateral for open swap contracts. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2011, the Fund would have received EUR 20,000,000 and USD 62,104,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally.    Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$3,125,479	Liabilities net of receivables and other assets	$—
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	117,946	Liabilities net of receivables and other assets	—
Interest rate contracts (Options written)	Options written, at value	—	Options written, at value	(230,219)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(114,149)

Total		$3,243,425		$(344,368)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(8,364,742	)*	$5,181,018
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	6,733,199		(2,237,217)
Interest rate contracts (Options Written)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(418,756)		165,983

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,007,283)	$(114,149)

Total		$(3,057,582)	$2,995,635

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD 31,540,247	USD 70,754,094
Futures contracts (average cost)	80,780,562	171,815,403
Options written (average cost)	—	22,501
Swap contracts (average notional amount)	EUR —	EUR 1,031,746
Swap contracts (average notional amount)	USD —	USD 21,628,155

8. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard and Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
4.36%	95.64%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of BBB-rated corporate debt funds and the Barclays Aggregate Bond Index. The Board noted that the Fund’s return for all periods reviewed was above the average of the Lipper performance group and above the performance of the benchmark. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Bond Fund–32

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–34

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Floating Rate Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Floating Rate Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (0.24%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index* returned 0.27%.

During the year volatility was once again center stage. Political chaos in Washington surrounding budget discussions, and the U.S. losing its triple-A credit rating by Standard and Poor’s, added to investor’s anxiety. Concerns about the Eurozone crisis escalated and many peripheral countries, including Italy, saw yields on their sovereign debt move significantly higher as confidence surrounding a political solution to the crisis waned. Questions surrounding the sovereigns’ ability to implement austerity programs spilled over into the banking system leading to higher funding costs as institutions lost confidence in their counterparties. This is demonstrated by the slow but steady rise observed of 3-Month LIBOR from the June low of 0.245% to the high of 0.581% reached on December 30, 2011. Many central banks around the globe have taken steps to help alleviate the funding pressures by expanding funding programs such as the LTRO (long term refinancing operations) and the implementation of dollar liquidity swap lines. These factors, as well as others, contributed to the volatility seen in the credit markets during the year.

The bank loan asset class managed to post a positive return on the year but gave back performance from the first six months after a difficult third quarter. Default rates remain very low in large part driven by strong cash-flow generation and companies successfully pushing out short-term maturities. The asset class outperformed the Fund and the benchmark for the year with higher credit quality triple-B issuers generating the best total returns.

The Fund’s significant exposure to investment grade corporate bonds weighed on performance, as the past year saw risk premiums for the asset class increase. Financials were a large contributor to this underperformance as Europe weighed on the sector and uncertainty surrounding regulatory changes impacted the industry. European non-financial issuers within the Fund generally lagged domestic issuers. We continued to source diversification across multiple industries by sourcing fixed rate bonds and purchasing interest rate swaps. Additionally, the steps we took to hedge some of the systemic risks in the market by purchasing protection on certain sovereigns, as well as subordinated debt of European financial institutions, proved beneficial to the Fund.

Lastly, the Fund continued to maintain exposure to structured securities. We did, however, utilize the asset-backed securities market for, what we viewed as, high quality floaters more often than mortgage-backed securities. For the year the asset-backed securities slightly outperformed both the Fund and mortgage-backed securities.

Paul Grillo, CFA

Roger A. Early, CPA, CFA, CFP®

Kevin P. Loome, CFA

J. David Hillmeyer, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,127 for the Standard Class shares and to $10,084 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,054. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–0.24%
Inception (5/3/10)	+0.76%

Service Class Shares
One Year	–0.49%
Inception (5/3/10)	+0.50%

*	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London intrabank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)  2012 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$985.90	0.71%	$3.55
Service Class Shares	1,000.00	984.60	0.96%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.63	0.71%	$3.62
Service Class Shares	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	3.63%
Commercial Mortgage-Backed Securities	0.68%
Convertible Bonds	1.60%
Corporate Bonds	66.40%
Aerospace & Defense	0.13%
Automobiles & Automotive Parts	2.04%
Beverages	3.31%
Biotechnology	0.57%
Building & Materials	2.52%
Capital Markets	0.87%
Chemicals	2.23%
Commercial Banks	9.73%
Computers & Peripherals	0.89%
Diversified Financial Services	4.19%
Diversified Telecommunication Services	3.40%
Electric Utilities	6.43%
Energy Equipment & Services	3.72%
Food Products	2.24%
Health Care Equipment & Supplies	0.83%
Health Care Providers & Services	1.18%
Insurance	3.79%
IT Services	0.32%
Life Sciences Tools & Services	0.32%
Media	1.89%
Metals & Mining	0.83%
Multiline Retail	0.91%
Multi-Utilities	1.70%
Office Electronics	1.30%
Oil, Gas & Consumable Fuels	3.45%
Paper & Forest Products	0.87%
Pharmaceuticals	0.95%
Real Estate Investment Trusts	1.04%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	1.21%
Textiles, Apparel & Luxury Goods	0.50%
Wireless Telecommunication Services	2.81%
Municipal Bonds	3.97%
Non-Agency Asset-Backed Securities	6.59%
Senior Secured Loans	12.13%
Sovereign Bonds	1.75%
Short-Term Investment	3.01%
Total Value of Securities	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2011

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.63%
•Fannie Mae REMICs
Series 2005-106 QF 0.804% 12/25/35	3,481,542	$3,482,614
Series 2006-40 F 0.594% 5/25/36	535,087	532,388
•Freddie Mac REMICs
Series 3152 JF 0.74% 8/15/35	639,809	639,020
Series 3311 VF 0.53% 5/15/37	833,905	828,559
Series 3780 LF 0.69% 3/15/29	120,490	120,170
Series 3800 AF 0.79% 2/15/41	1,643,679	1,643,668
•GNMA Series 2010-46 MF 0.69% 5/16/34	770,223	772,474

Total Agency Collateralized Mortgage Obligations (Cost $8,016,482)		8,018,893

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.68%
•#American Tower Trust Series 2007-1A AFL 144A 0.47% 4/15/37	1,125,000	1,095,672
•#Goldman Sachs Securities II Series 2010-C1 C 144A 5.635% 8/10/43	100,000	90,719
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	300,000	319,439

Total Commercial Mortgage-Backed Securities (Cost $1,493,182)		1,505,830

CONVERTIBLE BONDS–1.60%
Advanced Micro Devices 5.75% exercise price $20.13, expiration date 8/15/12	704,000	714,560
Amgen 0.375% exercise price $78.45, expiration date 2/1/13	900,000	907,874
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	410,000	407,950
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29	390,000	448,013
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	410,000	420,763
Live Nation Entertainment 2.875% exercise price $27.15, expiration date 7/14/27	705,000	626,569

Total Convertible Bonds (Cost $3,516,124)		3,525,729

CORPORATE BONDS–66.40%
Aerospace & Defense–0.13%
#Meccanica Holdings USA 144A 6.25% 7/15/19	350,000	286,940

		286,940

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles & Automotive Parts–2.04%
•#Daimler Finance North America 144A 1.742% 9/13/13	1,010,000	$997,518
#Delphi 144A 6.125% 5/15/21	1,200,000	1,242,000
Johnson Controls
•0.843% 2/4/14	2,000,000	1,999,962
3.75% 12/1/21	250,000	258,655

		4,498,135

Beverages–3.31%
•Anheuser-Busch Inbev Worldwide
0.761% 7/14/14	2,200,000	2,191,035
0.972% 1/27/14	1,053,000	1,055,606
1.304% 3/26/13	950,000	954,921
•Coca-Cola Enterprises 0.771% 2/18/14	1,830,000	1,829,019
Dr. Pepper Snapple Group
2.60% 1/15/19	100,000	99,587
3.20% 11/15/21	75,000	76,257
#Pernod-Ricard 144A 4.45% 1/15/22	1,050,000	1,102,192

		7,308,617

Biotechnology–0.57%
Amgen 4.10% 6/15/21	505,000	519,024
Genzyme 3.625% 6/15/15	700,000	747,997

		1,267,021

Building & Materials–2.52%
•#Cemex SAB de CV 144A 5.579% 9/30/15	650,000	489,938
•Danaher 0.817% 6/21/13	3,135,000	3,140,940
•Eaton 0.885% 6/16/14	1,750,000	1,750,522
Stanley Black & Decker 3.40% 12/1/21	175,000	178,940

		5,560,340

Capital Markets–0.87%
•Goldman Sachs Group 1.02% 3/22/16	1,115,000	963,404
Lazard Group 6.85% 6/15/17	915,000	960,896

		1,924,300

Chemicals–2.23%
CF Industries 7.125% 5/1/20	500,000	592,500
Dow Chemical
4.125% 11/15/21	160,000	164,440
8.55% 5/15/19	475,000	622,351

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
•duPont (E.I.) deNemours 0.994% 3/25/14	3,140,000	$3,160,256
Ecolab 3.00% 12/8/16	360,000	372,813

		4,912,360

Commercial Banks–9.73%
•Abbey National Treasury Services 2.002% 4/25/14	860,000	783,451
American Express Bank FSB 5.55% 10/17/12	500,000	516,790
•#Australia & New Zealand Banking Group 144A 1.131% 1/10/14	675,000	672,282
•Bank of Montreal 0.898% 4/29/14	1,125,000	1,122,188
•Bank of New York Mellon 1.345% 11/24/14	500,000	499,655
•Barclays Bank 1.438% 1/13/14	555,000	538,260
•Branch Banking & Trust
0.795% 5/23/17	980,000	872,215
0.862% 9/13/16	1,505,000	1,357,378
•Capital One Financial 1.553% 7/15/14	1,070,000	1,036,601
•#CoBank 144A 1.146% 6/15/22	425,000	320,053
•Fifth Third Bank 0.576% 5/17/13	1,545,000	1,516,620
•Fifth Third Capital Trust IV 6.50% 4/15/37	100,000	98,500
JPMorgan Chase Bank
•0.872% 6/13/16	1,175,000	1,052,724
4.35% 8/15/21	325,000	328,861
KeyCorp 5.10% 3/24/21	950,000	988,350
Korea Development Bank 8.00% 1/23/14	300,000	330,239
•#National Australia Bank 144A 0.891% 7/8/14	250,000	251,108
1.111% 4/11/14	1,110,000	1,099,583
•National City Bank 0.904% 6/7/17	1,610,000	1,479,090
•PNC Funding 0.628% 1/31/14	870,000	852,427
•#Standard Chartered 144A 1.403% 5/12/14	1,300,000	1,289,383
•SunTrust Bank 0.796% 8/24/15	1,415,000	1,314,603
SVB Financial Group 5.375% 9/15/20	310,000	318,138
•#Swedbank 144A 0.851% 1/14/13	600,000	600,395
•USB Capital IX 3.50% 4/15/49	575,000	401,661

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
•Wachovia 0.773% 10/15/16	2,039,000	$1,816,357

		21,456,912

Computers & Peripherals–0.89%
Hewlett-Packard
•0.786% 5/24/13	1,000,000	990,566
4.65% 12/9/21	425,000	449,303
#Seagate Technology International 144A 10.00% 5/1/14	469,000	532,901

		1,972,770

Diversified Financial Services–4.19%
•#American Honda Finance 144A 0.805% 11/7/12	500,000	500,895
•Caterpillar Financial Services 0.648% 2/22/13	750,000	751,559
#CDP Financial 144A 4.40% 11/25/19	600,000	652,114

#ERAC USA Finance 144A 2.25% 1/10/14	500,000	498,170
General Electric Capital
•0.653% 5/11/16	1,650,000	1,510,137
4.65% 10/17/21	1,020,000	1,066,634
#Hyundai Capital America 144A 4.00% 6/8/17	200,000	198,138
International Lease Finance 6.25% 5/15/19	796,000	736,392
John Deere Capital
•0.553% 7/15/13	500,000	501,082
•0.747% 3/3/14	1,540,000	1,536,676
2.00% 1/13/17	875,000	889,144
•#MassMutual Global Funding II 144A 0.781% 1/14/14	400,000	400,288

		9,241,229

Diversified Telecommunication Services–3.40%
Qwest
•3.796% 6/15/13	1,515,000	1,526,836
6.75% 12/1/21	975,000	1,065,188
•Telefonica Emisiones 0.763% 2/4/13	1,040,000	1,000,321
Verizon Communications
•1.184% 3/28/14	2,430,000	2,428,461
2.00% 11/1/16	855,000	858,405
6.10% 4/15/18	425,000	511,263
#WPP Finance 2010 144A 4.75% 11/21/21	110,000	109,412

		7,499,886

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities–6.43%
#American Transmission Systems 144A 5.25% 1/15/22	790,000	$891,963
Baltimore Gas & Electric 3.50% 11/15/21	190,000	194,008
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	200,000	208,800
•CMS Energy 1.353% 1/15/13	1,846,000	1,836,770
•Columbus Southern Power 0.955% 3/16/12	2,000,000	1,998,074
Commonwealth Edison 1.95% 9/1/16	1,600,000	1,599,064
•DTE Energy 1.227% 6/3/13	2,100,000	2,098,734
•Georgia Power
0.673% 1/15/13	1,000,000	1,000,705
0.866% 3/15/13	790,000	790,418
•NextEra Energy Capital Holdings
0.841% 11/9/12	1,515,000	1,511,729
6.35% 10/1/66	1,000,000	1,001,512
•Southern California Edison 0.996% 9/15/14	1,060,000	1,056,865

		14,188,642

Energy Equipment & Services–3.72%
#BG Energy Capital 144A 4.00% 10/15/21	620,000	640,368
•BP Capital Markets 1.14% 3/11/14	1,955,000	1,955,276
Encana 3.90% 11/15/21	315,000	317,094
EQT 4.875% 11/15/21	150,000	151,711
Noble Holding International 3.05% 3/1/16	450,000	463,068
Petrohawk Energy 7.875% 6/1/15	1,100,000	1,177,000
•#Schlumberger Investment 144A 1.09% 9/12/14	970,000	971,601
•Total Capital Canada 0.783% 1/17/14	1,405,000	1,411,549
Transocean
5.05% 12/15/16	110,000	112,440
6.375% 12/15/21	405,000	431,265
Weatherford International 5.125% 9/15/20	550,000	572,549

		8,203,921

Food Products–2.24%
•Archer-Daniels-Midland 0.613% 8/13/12	1,400,000	1,402,503

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
General Mills
•0.811% 5/16/14	2,775,000	$2,767,222
3.15% 12/15/21	230,000	233,503
Smucker (J.M.) 3.50% 10/15/21	520,000	533,084

		4,936,312

Health Care Equipment & Supplies–0.83%
Becton Dickinson 3.125% 11/8/21	705,000	730,858
•DENTSPLY International 1.957% 8/15/13	1,100,000	1,107,974

		1,838,832

Health Care Providers & Services–1.18%
•Quest Diagnostics 1.424% 3/24/14	2,580,000	2,594,838

		2,594,838

Insurance–3.79%
American International Group 8.25% 8/15/18	350,000	371,420
•Berkshire Hathaway Finance 0.721% 1/10/14	1,480,000	1,472,874
•Chubb 6.375% 3/29/67	1,045,000	1,037,163
•#MassMutual Global Funding II 144A 1.074% 9/27/13	550,000	548,034
•#MetLife Institutional Funding II 144A 1.274% 4/4/14	2,900,000	2,895,495
•#New York Life Global Funding 144A 0.634% 4/4/14	765,000	755,528
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	1,350,000	1,282,500

		8,363,014

IT Services–0.32%
•Western Union 1.114% 3/7/13	700,000	700,157

		700,157

Life Sciences Tools & Services–0.32%
PerkinElmer 5.00% 11/15/21	160,000	162,210
Thermo Fisher Scientific 3.20% 5/1/15	525,000	555,362

		717,572

Media–1.89%
#COX Communications 144A 6.25% 6/1/18	350,000	408,132
DIRECTV Holdings 5.00% 3/1/21	1,000,000	1,072,195

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Historic TW 6.875% 6/15/18	430,000	$513,156
NBCUniversal Media 5.15% 4/30/20	450,000	501,876
Time Warner Cable 8.25% 4/1/19	400,000	503,119
Viacom 3.875% 12/15/21	180,000	184,134
#Vivendi 144A 6.625% 4/4/18	875,000	995,761

		4,178,373

Metals & Mining–0.83%
Alcoa 5.40% 4/15/21	430,000	431,582
ArcelorMittal 9.85% 6/1/19	530,000	590,261
Barrick North America Finance 4.40% 5/30/21	115,000	124,786
BHP Billiton Finance USA 3.25% 11/21/21	155,000	159,925
Teck Resources 9.75% 5/15/14	186,000	218,700
#Xstrata Canada Financial 144A 4.95% 11/15/21	305,000	312,201

		1,837,455

Multiline Retail–0.91%
•Target 0.575% 7/18/14	2,000,000	2,001,250

		2,001,250

Multi-Utilities–1.70%
Ameren Illinois 9.75% 11/15/18	385,000	507,245
•Sempra Energy 1.306% 3/15/14	2,175,000	2,167,617
•Wisconsin Energy 6.25% 5/15/67	1,071,000	1,072,743

		3,747,605

Office Electronics–1.30%
•Xerox 1.281% 5/16/14	2,900,000	2,859,403

		2,859,403

Oil, Gas & Consumable Fuels–3.45%
•Enbridge Energy Partners 8.05% 10/1/37	1,090,000	1,153,018
Ensco 4.70% 3/15/21	725,000	756,428

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating
3.20% 2/1/16	50,000	$51,813
•7.034% 1/15/68	1,010,000	1,051,685
Kinder Morgan Energy Partners 6.00% 2/1/17	775,000	878,097
Petrobras International Finance 5.375% 1/27/21	270,000	285,012
Plains All American Pipeline 5.00% 2/1/21	640,000	706,322
Statoil ASA 3.15% 1/23/22	265,000	273,126
•TransCanada PipeLines 6.35% 5/15/67	1,585,000	1,592,120
Williams Partners 7.25% 2/1/17	275,000	326,597
#Woodside Finance 144A 8.125% 3/1/14	475,000	531,447

		7,605,665

Paper & Forest Products–0.87%
Georgia-Pacific
8.00% 1/15/24	605,000	777,278
#144A 5.40% 11/1/20	690,000	765,634
International Paper 4.75% 2/15/22	355,000	378,094

		1,921,006

Pharmaceuticals–0.95%
•Teva Pharmaceutical Finance lll 1.067% 3/21/14	1,875,000	1,865,331
Teva Pharmaceutical Finance IV 3.65% 11/10/21	230,000	234,423

		2,099,754

Real Estate Investment Trusts–1.04%
American Tower 5.90% 11/1/21	285,000	300,198
Digital Realty Trust 5.25% 3/15/21	1,300,000	1,304,787
Health Care REIT 5.25% 1/15/22	500,000	490,794
Simon Property Group 4.125% 12/1/21	185,000	193,843

		2,289,622

Road & Rail–0.23%
CSX 4.25% 6/1/21	470,000	503,177

		503,177

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment–1.21%
Broadcom 2.70% 11/1/18	190,000	$192,392
National Semiconductor 6.60% 6/15/17	500,000	614,858
•Texas Instruments 0.637% 5/15/13	1,850,000	1,854,468

		2,661,718

Textiles, Apparel & Luxury Goods–0.50%
•VF 1.245% 8/23/13	1,100,000	1,102,419

		1,102,419

Wireless Telecommunication Services–2.81%
#Crown Castle Towers 144A 4.883% 8/15/20	3,500,000	3,583,430
•#VimpelCom Holdings 144A 4.576% 6/29/14	1,030,000	1,012,187
Virgin Media Secured Finance 6.50% 1/15/18	1,500,000	1,601,250

		6,196,867

Total Corporate Bonds (Cost $146,525,044)		146,476,112

MUNICIPAL BONDS–3.97%
•Kentucky Higher Education Student Loan Revenue Series 1 Class A-1 0.929% 5/1/20	375,000	374,468
•Missouri Higher Education Loan Authority Student Revenue Class A-1 1.307% 8/27/29	742,022	734,290
•New Jersey Economic Development Authority Revenue (Building America Bonds) 1.546% 6/15/13	525,000	525,079
•New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.51% 12/1/38	580,000	564,369
•North Texas Higher Education Authority Student Loan Revenue (Libor Floating) Series 1 1.472% 4/1/40	749,127	731,335
Series 1 Class A-2 1.272% 7/1/30	925,000	907,610
•Oklahoma Student Loan Authority Revenue (Libor-Indexed) Series 1 1.498% 6/1/40	2,550,000	2,538,040
Series A-2A 1.498% 9/1/37	655,000	633,889
•State of Connecticut Series A 1.65% 3/1/21	1,750,000	1,750,000

Total Municipal Bonds (Cost $8,851,148)		8,759,080

	Principal Amount°		Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–6.59%
•Ally Master Owner Trust Series 2010-4 A 1.355% 8/15/17		650,000	$652,801
•American Express Credit Account Master Trust Series 2011-2 A 0.398% 6/15/16		700,000	699,596
@•#Babson Series 2005-3A A 144A 0.694% 11/10/19		967,124	900,422
•Bank of America Credit Card Trust Series 2007-A6 A6 0.345% 9/15/16		1,106,500	1,103,740
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.13% 1/15/13		53,500	53,550
•Capital One Multi-Asset Execution Trust Series 2006-A8 A8 0.315% 4/15/16		390,000	388,855
•Citibank Credit Card Issuance Trust
Series 2005-A3 A3 0.364% 4/24/14		2,500,000	2,499,756
Series 2008-A6 A6 1.485% 5/22/17		400,000	413,222
Series 2009-A2 A2 1.835% 5/15/14		500,000	502,809
•#CNH Wholesale Master Note Trust Series 2009-1A A 144A 1.985% 7/15/15		1,500,000	1,507,837
•Discover Card Master Trust Series 2010-A1 A1 0.94% 9/15/15		806,000	811,327
•Discover Card Master Trust I Series 2005-4 A2 0.375% 6/16/15		444,000	443,953
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	100,172
•Ford Credit Auto Owner Trust Series 2009-A A3B 2.785% 5/15/13		7,277	7,291
•#Ford Credit Floorplan Master Owner Trust Series 2010-3 A2 144A 1.985% 2/15/17		1,015,000	1,043,532
•MBNA Credit Card Master Note Trust Series 2006-A5 A5 0.345% 10/15/15		1,000,000	999,331
•#Penarth Master Issuer Series 2011-2A A1 144A 1.035% 11/18/15		820,000	820,000

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•#PFS Financing Series 2010-DA A 144A 1.735% 2/15/15	1,000,000	$1,004,371
@•#Victoria Falls Series 2005-1A A2 144A 0.796% 2/17/17	601,454	580,403

Total Non-Agency Asset-Backed Securities (Cost $14,539,947)		14,532,968

«SENIOR SECURED LOANS–12.13%
AES 4.25% 5/17/18	1,240,625	1,238,848
Alliance HealthCare Services 7.25% 6/1/16	222,303	194,793
Anchor Glass Container 6.00% 2/3/16	74,438	74,345
Ashland Tranche B 3.75% 5/31/18	996,964	1,001,864
Aspect Software Tranche B 6.25% 5/7/16	73,688	73,641
ATI Holdings 7.00% 2/18/16	132,279	126,548
Attachmate 6.50% 11/21/16	577,688	566,784
Avis Budget Car Rental Tranche B 6.25% 6/3/18	2,200,000	2,217,192
BNY ConvergEx Group
8.75% 11/29/17	88,674	85,127
8.75% 12/16/17	211,327	202,873
Brickman Group Holdings Tranche B 7.25% 10/14/16	381,896	383,328
Brock Holdings III 10.00% 2/15/18	285,000	262,913
Caesar’s Entertainmant Operating
Tranche B1 3.418% 1/28/15	590,000	514,409
Tranche B2 3.241% 1/28/15	465,000	405,424
Cengage Learning Acquisitions 7.50% 7/7/14	320,214	299,200
Charter Communications Operating
2.24% 3/6/14	7,247	7,207
Tranche B 7.25% 3/6/14	29,950	29,977
Chrysler Group 6.00% 4/28/17	876,248	831,560
Clear Channel Communications Tranche A 3.639% 7/30/14	1,095,574	953,149
Delos Aircraft 7.00% 3/17/16	557,115	562,329
Delta Air Lines Tranche B 5.50% 3/29/17	542,275	514,890
Dunkin Brands Tranche B2 4.00% 11/23/17	191,259	188,688
Dynegy Power 9.25% 7/11/16	249,375	253,358

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Endo Pharmaceutical Holdings Tranche B 4.00% 4/14/18	626,071	$627,345
First Data Tranche B2 2.995% 9/24/14	778,857	708,764
Frac Tech International Tranche B 6.25% 4/19/16	356,107	351,939
GenOn Energy Tranche B 6.00% 6/20/17	281,438	281,387
Goodman Global Tranche B 5.75% 10/28/16	148,933	149,241
Grifols Tranche B 6.00% 6/4/16	527,350	527,268
Houghton International Tranche B 6.75% 1/11/16	395,285	394,463
IASIS Healthcare Tranche B 5.00% 4/18/18	283,571	274,711
Immucor Tranche B 7.25% 7/2/18	458,850	462,234
International Lease Finance 6.75% 3/17/15	327,885	328,274
Kinetic Concepts Tranche B 7.00% 1/12/18	800,000	808,300
Level 3 Financing
5.75% 9/1/18	65,000	64,253
Tranche B 5.75% 4/11/18	610,000	602,985
MGM Resorts International Tranche E 7.00% 2/21/14	343,555	337,589
MultiPlan 4.75% 8/26/17	606,593	578,793
NRG Energy Tranche B 4.00% 5/5/18	995,000	993,761
Nuveen Investments
5.863% 5/13/17	325,000	313,219
2nd Lien 12.50% 7/9/15	505,000	524,443
OSI Restaurant Partners
2.563% 6/13/14	384,239	364,337
2.593% 6/14/13	37,958	35,992
Pinnacle Foods Finance Tranche D 6.00% 4/2/14	152,242	152,932
Reynolds & Reynolds Tranche B 3.75% 3/9/18	1,932,857	1,928,025
Reynolds Group Holdings 6.50% 7/7/18	246,699	245,708
Roundy’s Supermarkets 10.00% 4/16/16	130,000	130,406
RPI Finance Trust Tranche B 4.00% 4/13/18	2,562,125	2,558,524
Sealed Air Tranche B 4.75% 5/31/18	93,813	94,880
Texas Competitive Electric Holdings Tranche B2 3.76% 10/10/14	125,000	87,633
Toys R US Tranche B 6.00% 9/1/16	395,000	390,667
Univision Communications 4.489% 3/29/17	903,220	806,769

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Visant 5.25% 12/31/16		175,123	$164,710
Walter Energy Tranche B 4.00% 2/3/18		476,130	472,783

Total Senior Secured Loans (Cost $26,941,627)			26,750,782

rSOVEREIGN BONDS–1.75%
Australia–0.60%
Australia Government Inflation-Linked 4.00% 8/20/15	AUD	714,000	1,320,812

			1,320,812

Brazil–0.48%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	90,000	1,053,288

			1,053,288

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
South Africa–0.42%
South Africa Government Inflation-Linked 2.75% 1/31/22	ZAR	7,160,418	$931,796

			931,796

Sweden–0.25%
•Svensk Exportkredit 1.203% 8/14/14		550,000	546,823

			546,823

Total Sovereign Bonds (Cost $4,044,843)			3,852,719

	Number of Shares
SHORT-TERM INVESTMENT–3.01%
Money Market Mutual Fund–3.01%
Dreyfus Treasury & Agency Cash Management Fund		6,650,097	6,650,097

Total Short-Term Investment (Cost $6,650,097)			6,650,097

TOTAL VALUE OF SECURITIES–99.76% (Cost $220,578,494)	220,072,210
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	536,400

NET ASSETS APPLICABLE TO 22,360,830 SHARES OUTSTANDING–100.00%	$220,608,610

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($85,545,324 / 8,670,898 Shares)	$9.866

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($135,063,286 / 13,689,932 Shares)	$9.866

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$226,184,446
Distributions in excess of net investment income	(626,459)
Accumulated net realized loss on investments	(4,285,667)
Net unrealized depreciation of investments and foreign currencies	(663,710)

Total net assets	$220,608,610

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $34,562,508 which represented 15.67% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $1,480,825, which represented 0.67% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.

r	Securities have been classified by country of origin.

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2011:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR (423,853)	USD 570,056	1/13/12	$21,454
BAML	ZAR (7,462,650)	USD 890,000	1/13/12	(32,126)
JPMC	BRL (1,987,650)	USD 1,106,709	1/13/12	43,776
HSBC	AUD (230,000)	USD 235,686	1/13/12	864
MSC	EUR (2,509,667)	USD 3,382,097	1/13/12	133,778

				$167,746

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
MSC	Financials 16.1 5 yr CDS	$2,815,000	5.00%	12/20/16	$(3,269)
	Kingdom of Belgium
MSC	5 yr CDS	587,000	1.00%	12/20/16	4,386
	People’s Republic of China
MSC	5 yr CDS	488,000	1.00%	12/20/16	(8,562)
	Republic of France
MSC	5 yr CDS	1,358,000	0.25%	9/20/16	14,574
MSC	5 yr CDS	879,000	0.25%	12/20/16	9,909

Total		$6,127,000			$17,038

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value	Fixed Interest Rate Received	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley
3 yr Interest Rate Swap	$5,200,000	0.772%	0.449%	11/14/14	$7,157
5 yr Interest Rate Swap	21,600,000	1.272%	0.449%	11/14/16	(67,311)
7 yr Interest Rate Swap	11,500,000	2.248%	0.268%	8/3/18	(490,521)
10 yr Interest Rate Swap	13,300,000	2.175%	0.449%	11/14/21	(174,557)

Total	$51,600,000				$(725,232)

The use of foreign currency exchange contract and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

EUR–European Monetary Unit

GNMA–Government National Mortgage Association

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

MSC–Morgan Stanley Capital

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Diversified Floating Rate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$4,884,030
Dividends	435

4,884,465

EXPENSES:
Management fees	1,139,607
Distribution expenses-Service Class	229,242
Accounting and administration expenses	86,181
Pricing fees	43,219
Professional fees	29,752
Reports and statements to shareholders	29,239
Custodian fees	8,601
Other	5,183
Trustees’ fees	3,642

Total operating expenses	1,574,666

NET INVESTMENT INCOME	3,309,799

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(266,820)
Foreign currencies	28,929
Swap contracts	(4,517,518)

Net realized loss	(4,755,409)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(827,847)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(5,583,256)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,273,457)

See accompanying notes, which are an integral part of the financial statements.

	Year	5/3/10*
	Ended	to
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,309,799	$808,593
Net realized gain (loss) on investments and foreign currencies	(4,755,409)	80,435
Net unrealized appreciation/depreciation of investments and foreign currencies	(827,847)	164,137

Net increase (decrease) in net assets resulting from operations	(2,273,457)	1,053,165

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,659,558)	(437,664)
Service Class	(2,095,337)	(11,109)
Net realized gain on investments:
Standard Class	(59,137)	—
Service Class	(92,745)	—

	(3,906,777)	(448,773)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	86,524,777	73,746,158
Service Class	158,774,498	13,927,782
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,718,695	437,664
Service Class	2,188,082	11,109

	249,206,052	88,122,713

Cost of shares repurchased:
Standard Class	(71,564,039)	(3,378,742)
Service Class	(35,392,998)	(808,534)

	(106,957,037)	(4,187,276)

Increase in net assets derived from capital share transactions	142,249,015	83,935,437

NET INCREASE IN NET ASSETS	136,068,781	84,539,829
NET ASSETS:
Beginning of period	84,539,829	—

End of period (including undistributed (distributions in excess of) net investment income of $(626,459) and $299,996, respectively)	$220,608,610	$84,539,829

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.089	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.188	0.134
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.213)	0.018

Total from investment operations	(0.025)	0.152

Less dividends and distributions from:
Net investment income	(0.190)	(0.063)
Net realized gain on investments	(0.008)	—

Total dividends and distributions	(0.198)	(0.063)

Net asset value, end of period	$9.866	$10.089

Total return[3]	(0.24% )	1.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,546	$71,412
Ratio of expenses to average net assets	0.71%	0.78%
Ratio of net investment income to average net assets	1.86%	2.00%
Portfolio turnover	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.086	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.162	0.119
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.212)	0.015

Total from investment operations	(0.050)	0.134

Less dividends and distributions from:
Net investment income	(0.162)	(0.048)
Net realized gain on investments	(0.008)	—

Total dividends and distributions	(0.170)	(0.048)

Net asset value, end of period	$9.866	$10.086

Total return[3]	(0.49% )	1.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,063	$13,128
Ratio of expenses to average net assets	0.96%	1.03%
Ratio of net investment income to average net assets	1.61%	1.75%
Portfolio turnover	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years ended (December 31, 2010–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million.

Prior to May 1, 2011, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.80% of average daily net assets of the Fund.

Delaware Management Company (DMC), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.25% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011 fees for administrative and legal services amounted to $18,993 and $1,077, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$112,401
Distribution fees payable to LFD	28,044

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $276,131,983 and sales of $141,559,960 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $220,713,313. At December 31, 2011, net unrealized depreciation was $641,103, of which $1,962,957 related to unrealized appreciation of investments and $2,604,060 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$22,557,116	$1,500,575	$24,057,691
Corporate Debt	—	176,752,623	—	176,752,623
Foreign Debt	—	2,799,431	1,053,288	3,852,719
Municipal Bonds	—	8,759,080	—	8,759,080
Short-Term Investment	6,650,097	—	—	6,650,097

Total	$6,650,097	$210,868,250	$2,553,863	$220,072,210

Foreign Currency Exchange Contracts	$—	$167,746	$—	$167,746

Swap Contracts	$—	$(708,194)	$—	$(708,194)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- & Mortgage- Backed Securities	Foreign Debt	Total
Balance as of 12/31/10	$—	$—	$—
Purchases	1,503,228	1,162,688	2,665,916
Net change in unrealized appreciation/deprecation	(2,653)	(109,400)	(112,053)

Balance as of 12/31/11	$1,500,575	$1,053,288	$2,553,863

Net change in unrealized appreciation/depreciation still held as of 12/31/11	$(2,653)	$(109,400)	$(112,053)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2011 and the period May 3, 2010* through December 31, 2010 was as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Ordinary income	$3,906,777	$448,773

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$226,184,446
Undistributed ordinary income	49,482
Post-October losses	(711,099)
Capital loss carryforwards	(3,512,557)
Other temporary differences	(34,272)
Unrealized depreciation of investments and foreign currencies	(1,367,390)

Net assets	$220,608,610

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, mark-to-market of foreign currency exchange contracts, contingent payment debt instruments and tax deferral of losses on straddles.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Loss
$(481,359)	$481,359

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$3,512,557	$—

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Shares sold:
Standard Class	8,502,317	7,372,026
Service Class	15,673,532	1,380,621
Shares issued upon reinvestment of dividends and distributions:
Standard Class	174,236	43,445
Service Class	221,783	1,103

	24,571,868	8,797,195

Shares repurchased:
Standard Class	(7,084,028)	(337,098)
Service Class	(3,506,913)	(80,194)

	(10,590,941)	(417,292)

Net increase	13,980,927	8,379,903

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps.     An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps.     A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, the net unrealized appreciation of credit default swaps was $17,038. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2011, the Fund would have received $6,127,000 less the value of the contracts’ related reference obligations. The Fund received $330,000 in cash collateral for certain open derivatives.

CDS swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$178,418	Receivables and other assets net of liabilities	$(10,672)
Credit contracts (Swap contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(708,194)

Total		$178,418		$(718,866)

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$31,109 *	$167,746
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(4,517,518)	(560,408)

Total		$(4,486,409)	$(392,662)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume

Forward foreign currency contracts (average cost)	$15,235	$2,721,584
Swap contracts (average notional amount)	21,905	44,295,012

8. Credit and Market Risk

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Delaware Diversified Floating Rate Fund’s return compared to the average return of its Lipper peer group of high current yield funds and the BofA ML USD LIBOR 3Mo Index. The Board noted that the Fund’s return was significantly below the average of its Lipper performance group for the one year period, but above the benchmark index. The Board considered LIAC’s view that the Fund did not have a true peer group because the Fund is managed to a higher quality standard and that the Fund has a floating rate strategy to minimize duration risk. The Board concluded that the services provided by Delaware were acceptable.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Diversified Floating Rate Fund–26

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–27

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (2.03%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Aggressive Composite1 returned (3.79%).

The financial markets delivered patchy performance during 2011. In terms of benchmark returns, fixed-income indices outperformed U.S. equities, which in turn outperformed international equity indices. U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index2) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Index3). U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index4) generated a higher total return than U.S. large-cap value equities (as measured by the Russell 1000® Value Index5) or U.S. small-cap equities (as measured by the Russell 2000® Index6). Developed-market value equities (as measured by the MSCI EAFE Value Index7) narrowly beat developed-market growth equities (as measured by the MSCI EAFE Growth Index8, while emerging-market equities (as measured by the MSCI Emerging Markets Index9) delivered the worst overall performance returns among these various benchmarks.

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. remains unusually high, the outlook for real estate is still hazy, and the prolonged negotiations over the debt ceiling during the summer resulted in one rating agency downgrading the U.S. by one notch. Separately, investors were also worried about the fiscal position of numerous countries in continental Europe, and the possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The portfolio holdings were roughly neutral in terms of the active weight in U.S. large-cap equities, but became increasingly underweight in developed-market equities. The Fund was overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with positive performance coming from the U.S. large-cap growth, U.S. large-cap value, and fixed income sleeves. Security selection in the international value sleeve made a negative contribution to the portfolio’s overall performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,204. For comparison look at how the Aggressive Composite and MSCI EAFE Value Index (net dividends) over the same period. The same $10,000 investment would have increased to $17,492 and $16,270, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundations Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–2.03%
Five Years	+0.66%
Ten Years	+4.29%

Service Class Shares
One Year	–2.27%
Five Years	+0.41%
Inception (5/15/03)	+5.52%

1

The Aggressive Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Aggressive Composite is constructed as follows: 10% Russell 1000® Index, 12% Russell 1000® Growth Index, 12% Russell 1000® Value Index, 6% Russell 2000® Index, 12% MSCI EAFE Growth Index (net dividends), 18% MSCI EAFE Value Index (net dividends), 10% MSCI Emerging Markets Index (net dividends), 18% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

2	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

5	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

6	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

7	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

8	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

9	The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2012 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$921.90	0.73%	$3.54
Service Class Shares	1,000.00	920.70	0.98%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation

As of December 31, 2011

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	66.75%
U.S. Markets	42.45%
Aerospace & Defense	1.47%
Air Freight & Logistics	0.42%
Auto Components	0.07%
Automobiles	0.11%
Beverages	0.30%
Biotechnology	0.53%
Building Products	0.08%
Capital Markets	0.60%
Chemicals	0.74%
Commercial Banks	0.73%
Commercial Services & Supplies	0.58%
Communications Equipment	2.05%
Computers & Peripherals	1.58%
Construction & Engineering	0.20%
Consumer Finance	0.07%
Containers & Packaging	0.13%
Diversified Consumer Services	0.57%
Diversified Financial Services	1.14%
Diversified Telecommunication Services	1.12%
Electric Utilities	1.03%
Electrical Equipment	0.08%
Electronic Equipment, Instruments & Components	0.12%
Energy Equipment & Services	0.53%
Food & Staples Retailing	1.44%
Food Products	1.30%
Gas Utilities	0.07%
Health Care Equipment & Supplies	0.71%
Health Care Providers & Services	1.32%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	0.53%
Household Durables	0.09%
Household Products	0.81%
Industrial Conglomerates	0.13%
Insurance	1.74%
Internet & Catalog Retail	0.56%
Internet Software & Services	2.23%
IT Services	1.99%
Life Sciences Tools & Services	0.10%
Machinery	0.74%
Media	0.89%
Metals & Mining	0.14%
Multiline Retail	0.46%
Multi-Utilities	0.17%
Office Electronics	0.40%
Oil, Gas & Consumable Fuels	3.68%
Personal Products	0.32%

Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	2.83%
Professional Services	0.20%
Real Estate Investment Trusts	0.48%
Road & Rail	0.16%
Semiconductors & Semiconductor Equipment	0.75%
Software	1.39%
Specialty Retail	1.16%
Textiles, Apparel & Luxury Goods	0.59%
Thrifts & Mortgage Finance	0.07%
Trading Companies & Distributors	0.10%
Wireless Telecommunication Services	0.61%
Developed Markets	14.64%
Air Freight & Logistics	0.35%
Airlines	0.21%
Auto Components	0.15%
Automobiles	0.61%
Beverages	0.36%
Biotechnology	0.06%
Building Products	0.29%
Chemicals	0.48%
Commercial Banks	1.00%
Construction Materials	0.11%
Containers & Packaging	0.45%
Electrical Equipment	0.19%
Energy Equipment & Services	0.13%
Food & Staples Retailing	0.46%
Food Products	0.93%
Household Durables	0.23%
Industrial Conglomerates	0.09%
Insurance	0.19%
IT Services	0.85%
Life Sciences Tools & Services	0.03%
Machinery	0.07%
Marine	0.02%
Media	0.64%
Metals & Mining	0.92%
Multiline Retail	0.47%
Multi-Utilities	0.54%
Oil, Gas & Consumable Fuels	0.42%
Pharmaceuticals	2.24%
Professional Services	0.35%
Road & Rail	0.41%
Semiconductors & Semiconductor Equipment	0.05%
Textiles, Apparel & Luxury Goods	0.35%
Trading Companies & Distributors	0.32%
Wireless Telecommunication Services	0.67%
Emerging Markets	9.66%
Airlines	0.05%
Automobiles	0.05%
Beverages	0.33%
Chemicals	0.19%

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Emerging Markets (continued)
Commercial Banks	1.27%
Communications Equipment	0.06%
Construction & Engineering	0.03%
Construction Materials	0.17%
Diversified Financial Services	0.06%
Diversified Telecommunication Services	0.58%
Electric Utilities	0.10%
Electronic Equipment, Instruments & Components	0.23%
Food & Staples Retailing	0.10%
Food Products	0.34%
Hotels, Restaurants & Leisure	0.17%
Household Durables	0.18%
Independent Power Producers & Energy Traders	0.04%
Industrial Conglomerates	0.02%
Insurance	0.17%
Internet & Catalog Retail	0.18%
Internet Software & Services	0.27%
Machinery	0.08%
Marine	0.06%
Media	0.17%
Metals & Mining	0.63%
Multiline Retail	0.01%
Oil, Gas & Consumable Fuels	2.02%
Paper & Forest Products	0.08%
Pharmaceuticals	0.02%
Real Estate Management & Development	0.22%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.66%
Software	0.11%
Tobacco	0.23%
Wireless Telecommunication Services	0.76%
Convertible Preferred Stock	0.04%
Exchange-Traded Funds	8.69%
Preferred Stock	0.05%
Agency Collateralized Mortgage Obligations	0.20%
Agency Mortgage-Backed Securities	2.82%
Commercial Mortgage-Backed Securities	1.21%
Convertible Bonds	0.33%
Corporate Bonds	10.67%
Aerospace & Defense	0.04%
Airlines	0.02%
Auto Components	0.16%
Automobiles	0.06%
Beverages	0.12%
Building Products	0.04%
Capital Markets	0.24%
Chemicals	0.37%
Commercial Banks	1.18%
Commercial Services & Supplies	0.17%
Communications Equipment	0.05%
Computers & Peripherals	0.12%

Security Type/Sector	Percentage of Net Assets
Construction Materials	0.05%
Containers & Packaging	0.08%
Diversified Financial Services	0.46%
Diversified Telecommunication Services	0.54%
Electric Utilities	0.52%
Electronic Equipment, Instruments & Components	0.03%
Energy Equipment & Services	0.16%
Food & Staples Retailing	0.19%
Food Products	0.13%
Gas Utilities	0.09%
Health Care Equipment & Supplies	0.31%
Health Care Providers & Services	0.35%
Hotels, Restaurants & Leisure	0.22%
Household Durables	0.20%
Independent Power Producers & Energy Traders	0.05%
Insurance	0.30%
Internet Software & Services	0.07%
IT Services	0.06%
Life Sciences Tools & Services	0.08%
Machinery	0.03%
Media	0.41%
Metals & Mining	0.55%
Multiline Retail	0.03%
Multi-Utilities	0.23%
Office Electronics	0.06%
Oil, Gas & Consumable Fuels	1.53%
Paper & Forest Products	0.17%
Pharmaceuticals	0.10%
Real Estate Investment Trusts	0.48%
Real Estate Management & Development	0.04%
Road & Rail	0.09%
Semiconductors & Semiconductor Equipment	0.12%
Textiles, Apparel & Luxury Goods	0.04%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.31%
Non-Agency Asset-Backed Securities	0.31%
Non-Agency Collateralized Mortgage Obligations	0.06%
Regional Bonds	1.00%
Senior Secured Loans	0.90%
Sovereign Bonds	2.67%
Supranational Banks	0.13%
U.S. Treasury Obligations	1.90%
Right	0.00%
Warrant	0.00%
Short-Term Investments	3.52%
Total Value of Securities	101.25%
Written Options	(0.00%)
Liabilities Net of Receivables and Other Assets	(1.25%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.41%
Google Class A	0.94%
QUALCOMM	0.85%
Lowe’s	0.78%
CGI Group Class A	0.72%
Visa Class A	0.72%
MasterCard Class A	0.71%
Pfizer	0.68%
EOG Resources	0.67%
Merck	0.66%
Total	8.14%

Geography	Percentage of Net Assets
Argentina	0.08%
Australia	1.17%
Bermuda	0.15%
Brazil	1.89%
Canada	2.57%
Cayman Islands	0.35%
Chile	0.14%
China	1.48%
Colombia	0.03%
Curacao	0.06%
Denmark	0.39%
Finland	0.07%
France	2.83%
Germany	0.83%
Greece	0.02%
Hong Kong	1.03%
Hungary	0.04%
India	0.25%
Indonesia	0.18%
Ireland	0.23%
Israel	0.60%
Italy	0.07%
Japan	2.09%
Jersey	0.02%
Liberia	0.00%
Luxembourg	0.16%
Malaysia	0.31%
Mexico	0.69%
Netherlands	0.12%
New Zealand	0.04%
Norway	0.57%
Panama	0.30%
Peru	0.17%
Philippines	0.08%
Poland	0.22%
Qatar	0.04%
Republic of Korea	1.90%
Russia	1.04%
Singapore	0.05%
South Africa	0.87%
Spain	0.15%
Supranational	0.12%
Sweden	0.76%
Switzerland	1.35%
Taiwan	0.78%
Thailand	0.36%
Turkey	0.27%
United Kingdom	3.37%
United States	67.40%
Uruguay	0.04%
Total	97.73%

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–66.75%
U.S. MARKETS–42.45%
Aerospace & Defense–1.47%
Ducommun	1,710	$21,803
†Esterline Technologies	2,700	151,119
Honeywell International	6,150	334,253
†KEYW Holding	6,100	45,140
Lockheed Martin	2,420	195,778
Northrop Grumman	18,400	1,076,031
Raytheon	24,500	1,185,309
Rockwell Collins	1,710	94,683
Triumph Group	3,980	232,631
United Technologies	6,250	456,813

		3,793,560

Air Freight & Logistics–0.42%
Expeditors International of Washington	18,300	749,568
FedEx	2,060	172,031
†Hub Group Class A	4,770	154,691

		1,076,290

Auto Components–0.07%
Cooper Tire & Rubber	4,960	69,490
†Tenneco	3,530	105,123

		174,613

Automobiles–0.11%
†Ford Motor	27,590	296,868

		296,868

Beverages–0.30%
Coca-Cola	3,570	249,793
PepsiCo	8,010	531,464

		781,257

Biotechnology–0.53%
†Acorda Therapeutics	3,740	89,162
Amgen	4,500	288,944
†Celgene	3,660	247,416
†Gilead Sciences	6,750	276,278
†Incyte	6,780	101,768
†ONYX Pharmaceuticals	3,790	166,571
†Spectrum Pharmaceuticals	7,370	107,823
†Vertex Pharmaceuticals	2,620	87,010

		1,364,972

Building Products–0.08%
AAON	5,615	115,051
†Gibraltar Industries	6,120	85,435

		200,486

Capital Markets–0.60%
Apollo Investment	11,010	70,904
Bank of New York Mellon	56,220	1,119,341

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
BlackRock	1,680	$299,443
†Piper Jaffray	3,430	69,286

		1,558,974

Chemicals–0.74%
Celanese Class A	5,470	242,157
duPont (E.I.) deNemours	26,810	1,227,361
Eastman Chemical	4,220	164,833
†Ferro	12,300	60,147
Innophos Holdings	1,180	57,301
Koppers Holdings	1,980	68,033
†TPC Group	3,790	88,421

		1,908,253

Commercial Banks–0.73%
†BBCN Bancorp	5,770	54,527
Cardinal Financial	8,170	87,746
City Holding	2,510	85,064
Home Bancshares	3,600	93,276
@Independent Bank	3,720	101,519
M&T Bank	2,020	154,207
Park National	1,790	116,457
Prosperity Bancshares	3,350	135,173
Susquehanna Bancshares	12,800	107,264
†Texas Capital Bancshares	4,020	123,052
Trustmark	5,830	141,611
Webster Financial	5,830	118,874
Wells Fargo	20,250	558,090

		1,876,860

Commercial Services & Supplies–0.58%
McGrath RentCorp	2,270	65,807
Republic Services	4,070	112,129
†Tetra Tech	3,970	85,712
United Stationers	4,370	142,287
US Ecology	4,850	91,083
Waste Management	30,900	1,010,739

		1,507,757

Communications Equipment–2.05%
Adtran	4,140	124,862
Cisco Systems	63,130	1,141,390
Motorola Solutions	22,928	1,061,337
†NETGEAR	2,420	81,239
Plantronics	3,250	115,830
†Polycom	29,800	485,740
QUALCOMM	40,010	2,188,548
†ViaSat	2,140	98,697

		5,297,643

Computers & Peripherals–1.58%
†Apple	9,020	3,653,099

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Computers & Peripherals (continued)
†EMC	17,320	$373,073
†Synaptics	2,030	61,205

		4,087,377

Construction & Engineering–0.20%
Fluor	3,820	191,954
Granite Construction	2,490	59,063
†MYR Group	5,600	107,184
†Tutor Perini	3,670	45,288
†URS	3,540	124,325

		527,814

Consumer Finance–0.07%
Capital One Financial	4,290	181,424

		181,424

Containers & Packaging–0.13%
Boise	12,520	89,142
†Owens-Illinois	6,360	123,257
Silgan Holdings	3,090	119,398

		331,797

Diversified Consumer Services–0.57%
†Apollo Group Class A	27,400	1,476,038

		1,476,038

Diversified Financial Services–1.14%
CME Group	4,100	999,047
†IntercontinentalExchange	12,010	1,447,806
JPMorgan Chase	14,780	491,435

		2,938,288

Diversified Telecommunication Services–1.12%
AT&T	55,797	1,687,301
Atlantic Tele-Network	1,790	69,900
Verizon Communications	28,743	1,153,169

		2,910,370

Electric Utilities–1.03%
Cleco	3,360	128,016
Edison International	26,300	1,088,820
Exelon	4,720	204,706
Progress Energy	20,700	1,159,615
UIL Holdings	2,490	88,071

		2,669,228

Electrical Equipment–0.08%
Acuity Brands	2,150	113,950
Roper Industries	1,140	99,032

		212,982

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Electronic Equipment, Instruments & Components–0.12%
†Anixter International	2,150	$128,226
†FARO Technologies	2,610	120,060
†Rofin-Sinar Technologies	2,700	61,695

		309,981

Energy Equipment & Services–0.53%
Baker Hughes	2,110	102,630
Bristow Group	2,910	137,905
†Key Energy Services	10,440	161,507
Lufkin Industries	1,450	97,600
National Oilwell Varco	2,710	184,253
†Pioneer Drilling	13,110	126,905
†RigNet	5,270	88,220
Schlumberger	6,880	469,972

		1,368,992

Food & Staples Retailing–1.44%
Casey’s General Stores	3,290	169,468
CVS Caremark	36,938	1,506,332
†Fresh Market	2,190	87,381
Safeway	54,800	1,152,992
†Susser Holdings	6,310	142,732
Walgreen	19,900	657,894

		3,716,799

Food Products–1.30%
Archer-Daniels-Midland	51,154	1,463,004
Bunge	6,242	357,042
General Mills	7,450	301,055
J&J Snack Foods	2,380	126,806
Kraft Foods	30,100	1,124,536

		3,372,443

Gas Utilities–0.07%
AGL Resources	4,200	177,492

		177,492

Health Care Equipment & Supplies–0.71%
†Align Technology	6,140	145,672
Baxter International	20,800	1,029,184
†Conmed	3,660	93,952
†CryoLife	10,260	49,248
†Haemonetics	1,800	110,196
†Merit Medical Systems	8,110	108,512
†Quidel	6,910	104,548
†SonoSite	1,730	93,178
West Pharmaceutical Services	2,840	107,778

		1,842,268

Health Care Providers & Services–1.32%
†Air Methods	1,630	137,654
AmerisourceBergen	4,650	172,934

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
†AMN Healthcare Services	15,680	$69,462
Cardinal Health	24,800	1,007,128
†Catalyst Health Solutions	2,320	120,640
†Express Scripts	7,130	318,640
Quest Diagnostics	18,400	1,068,303
UnitedHealth Group	10,140	513,895

		3,408,656

Health Care Technology–0.04%
Quality Systems	2,820	104,312

		104,312

Hotels, Restaurants & Leisure–0.53%
†AFC Enterprises	9,500	139,650
†Bally Technologies	1,560	61,714
†Buffalo Wild Wings	1,320	89,113
CEC Entertainment	2,840	97,838
†Cheesecake Factory	2,690	78,952
†Jack in the Box	4,820	100,738
McDonald’s	4,650	466,534
†Shuffle Master	10,440	122,357
Starbucks	4,710	216,707

		1,373,603

Household Durables–0.09%
Jarden	8,230	245,912

		245,912

Household Products–0.81%
Kimberly-Clark	19,190	1,411,616
Procter & Gamble	10,160	677,774

		2,089,390

Industrial Conglomerates–0.13%
General Electric	18,840	337,424

		337,424

Insurance–1.74%
AFLAC	6,030	260,858
Allstate	39,800	1,090,918
American Equity Investment Life Holding	9,900	102,960
Marsh & McLennan	35,100	1,109,862
Primerica	4,640	107,834
ProAssurance	1,300	103,766
Prudential Financial	7,230	362,368
Travelers	23,210	1,373,335

		4,511,901

Internet & Catalog Retail–0.56%
Expedia	4,170	121,013
†OpenTable	900	35,217

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet & Catalog Retail (continued)
†priceline.com	2,525	$1,180,967
†TripAdvisor	4,170	105,126

		1,442,323

Internet Software & Services–2.23%
†comScore	3,880	82,256
†Google Class A	3,775	2,438,272
j2 Global	4,630	130,288
†Liquidity Services	2,530	93,357
†LogMeln	3,310	127,601
†QuinStreet	8,390	78,530
†ValueClick	6,340	103,279
VeriSign	41,400	1,478,808
†Vocus	4,850	107,137
†Yahoo	70,470	1,136,681

		5,776,209

IT Services–1.99%
†Cognizant Technology Solutions Class A	4,390	282,321
†ExlService Holdings	2,360	52,793
International Business Machines	1,050	193,074
MasterCard Class A	4,900	1,826,818
Syntel	1,710	79,977
†TeleTech Holdings	6,510	105,462
†Teradata	15,100	732,501
Visa Class A	18,350	1,863,076

		5,136,022

Life Sciences Tools & Services–0.10%
†Thermo Fisher Scientific	5,860	263,524

		263,524

Machinery–0.74%
Barnes Group	5,160	124,408
Caterpillar	10,030	908,717
†Chart Industries	2,020	109,221
†Columbus McKinnon	5,930	75,252
Cummins	2,240	197,165
Deere	4,140	320,229
ESCO Technologies	2,850	82,023
†Kadant	4,450	100,615

		1,917,630

Media–0.89%
Cinemark Holdings	4,490	83,020
Comcast Class A	47,300	1,121,483
Comcast Special Class A	19,430	457,771
†Knology	7,560	107,352
National CineMedia	5,990	74,276

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Media (continued)
Regal Entertainment Group Class A	5,310	$63,401
Viacom Class B	8,660	393,251

		2,300,554

Metals & Mining–0.14%
†Castle (A.M.)	9,680	91,573
Cliffs Natural Resources	2,630	163,981
†Coeur d’Alene Mines	4,020	97,043

		352,597

Multiline Retail–0.46%
DSW Class A	2,430	107,430
Kohl’s	4,480	221,088
Macy’s	9,710	312,468
Nordstrom	6,030	299,751
Target	4,910	251,490

		1,192,227

Multi-Utilities–0.17%
MDU Resources Group	7,560	162,238
NorthWestern	2,320	83,033
OGE Energy	3,240	183,740

		429,011

Office Electronics–0.40%
Xerox	129,200	1,028,432

		1,028,432

Oil, Gas & Consumable Fuels–3.68%
Berry Petroleum Class A	2,710	113,874
†Carrizo Oil & Gas	4,380	115,413
Chevron	15,646	1,664,734
ConocoPhillips	14,700	1,071,189
El Paso	29,900	794,443
EOG Resources	17,600	1,733,776
Exxon Mobil	9,920	840,819
Hess	3,460	196,528
Marathon Oil	39,785	1,164,507
†Newfield Exploration	5,280	199,214
Occidental Petroleum	3,640	341,068
†Rosetta Resources	2,110	91,785
†Swift Energy	2,250	66,870
Williams	33,700	1,112,774

		9,506,994

Personal Products–0.32%
Avon Products	40,400	705,788
†Prestige Brands Holdings	10,010	112,813

		818,601

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals–2.83%
Abbott Laboratories	6,720	$377,866
Allergan	18,500	1,623,190
Johnson & Johnson	17,062	1,118,926
Merck	44,950	1,694,615
Perrigo	7,000	681,100
Pfizer	81,735	1,768,745
†Salix Pharmaceuticals	1,280	61,248

		7,325,690

Professional Services–0.20%
†CRA International	2,600	51,584
†Kforce	9,100	112,203
Manpower	2,780	99,385
†RPX	1,980	25,047
Towers Watson Class A	3,680	220,542

		508,761

Real Estate Investment Trusts–0.48%
DCT Industrial Trust	19,470	99,686
DuPont Fabros Technology	4,820	116,740
EastGroup Properties	2,970	129,136
Entertainment Properties Trust	2,900	126,759
Home Properties	2,550	146,804
Host Hotels & Resorts	16,490	243,558
LaSalle Hotel Properties	5,270	127,587
Sovran Self Storage	3,260	139,104
Tanger Factory Outlet Centers	4,020	117,866

		1,247,240

Road & Rail–0.16%
Hunt (J.B.) Transport Services	3,130	141,069
Union Pacific	2,470	261,672

		402,741

Semiconductors & Semiconductor Equipment–0.75%
†Amkor Technology	18,490	80,616
†Applied Micro Circuits	14,390	96,701
†Cirrus Logic	4,470	70,850
Intel	57,496	1,394,278
†IXYS	7,680	83,174
†MEMC Electronic Materials	25,800	101,652
†Semtech	4,160	103,251

		1,930,522

Software–1.39%
†Adobe Systems	31,700	896,158
Intuit	25,000	1,314,749
Microsoft	26,710	693,392
†Nuance Communications	5,610	141,148
†Progress Software	4,940	95,589
†SolarWinds	2,690	75,186
†SS&C Technologies Holdings	7,040	127,142

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†SuccessFactors	1,740	$69,374
†Symantec	11,650	182,323

		3,595,061

Specialty Retail–1.16%
Big 5 Sporting Goods	6,050	63,162
†Jos. A Bank Clothiers	2,770	135,065
Lowe’s	79,400	2,015,172
Staples	55,900	776,451

		2,989,850

Textiles, Apparel & Luxury Goods–0.59%
†G-III Apparel Group	4,710	117,326
†Iconix Brand Group	7,570	123,315
Jones Group	3,280	34,604
NIKE Class B	10,500	1,011,885
†Perry Ellis International	5,830	82,903
†Madden Steven	4,520	155,940

		1,525,973

Thrifts & Mortgage Finance–0.07%
Dime Community Bancshares	7,150	90,090
Flushing Financial	8,200	103,566

		193,656

Trading Companies & Distributors–0.10%
Applied Industrial Technologies	4,330	152,286
†Titan Machinery	4,430	96,264

		248,550

Wireless Telecommunication Services–0.61%
†Crown Castle International	33,900	1,518,720
NTELOS Holdings	3,390	69,088

		1,587,808

Total U.S. Markets (Cost $85,158,261)		109,752,000

§DEVELOPED MARKETS–14.64%
Air Freight & Logistics–0.35%
Deutsche Post	58,666	901,995

		901,995

Airlines–0.21%
Copa Holdings Class A	9,400	551,498

		551,498

Auto Components–0.15%
Sumitomo Rubber Industries	32,767	393,408

		393,408

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Automobiles–0.61%
Bayerische Motoren Werke	8,565	$573,750
Toyota Motor	29,800	993,205

		1,566,955

Beverages–0.36%
Coca-Cola Amatil	78,732	926,822

		926,822

Biotechnology–0.06%
†Alkermes	9,190	159,538

		159,538

Building Products–0.29%
Asahi Glass	47,000	394,517
Cie de Saint-Gobain	9,298	356,973

		751,490

Chemicals–0.48%
Agrium	3,260	218,779
Israel Chemicals	10,525	109,087
Syngenta ADR	15,400	907,676

		1,235,542

Commercial Banks–1.00%
BNP Paribas	678	26,615
Mitsubishi UFJ Financial Group	215,600	916,075
Nordea Bank	95,469	738,693
Standard Chartered	41,660	911,740

		2,593,123

Construction Materials–0.11%
Lafarge	7,882	277,057

		277,057

Containers & Packaging–0.45%
Rexam	211,266	1,157,709

		1,157,709

Electrical Equipment–0.19%
Alstom	16,130	489,112

		489,112

Energy Equipment & Services–0.13%
†Nabors Industries	8,600	149,124
Noble	6,580	198,848

		347,972

Food & Staples Retailing–0.46%
TESCO	189,046	1,184,673

		1,184,673

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food Products–0.93%
Aryzta	25,350	$1,225,329
Greggs	150,593	1,183,577

		2,408,906

Household Durables–0.23%
Techtronic Industries	569,000	585,367

		585,367

Industrial Conglomerates–0.09%
Koninklijke Philips Electronics	10,790	227,341

		227,341

Insurance–0.19%
Alterra Capital Holdings	4,600	108,698
AXA	29,235	380,062

		488,760

IT Services–0.85%
Accenture Class A	5,040	268,279
†CGI Group Class A	99,257	1,870,659
†InterXion Holding	3,440	46,268

		2,185,206

Life Sciences Tools & Services–0.03%
†ICON ADR	4,780	81,786

		81,786

Machinery–0.07%
Vallourec	2,929	190,142

		190,142

Marine–0.02%
Box Ships	6,180	51,727

		51,727

Media–0.64%
Promotora de Informaciones Class B ADR	3,400	16,456
Publicis Groupe	9,905	455,653
Vivendi	54,583	1,195,251

		1,667,360

Metals & Mining–0.92%
Anglo American ADR	5,685	105,093
†AuRico Gold	86,058	691,843
Metals & Mining (continued)
Rio Tinto	11,792	572,373
Yamana Gold	68,778	1,014,031

		2,383,340

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail–0.47%
Don Quijote	23,600	$809,871
PPR	2,799	400,826

		1,210,697

Multi-Utilities–0.54%
National Grid	144,791	1,405,604

		1,405,604

Oil, Gas & Consumable Fuels–0.42%
Total	21,022	1,074,664

		1,074,664

Pharmaceuticals–2.24%
Meda Class A	85,789	892,538
Novartis	20,318	1,161,647
Novo Nordisk ADR	8,800	1,014,288
Sanofi	17,461	1,282,438
Teva Pharmaceutical Industries ADR	35,700	1,440,852

		5,791,763

Professional Services–0.35%
Teleperformance	40,830	907,565

		907,565

Road & Rail–0.41%
East Japan Railway	16,772	1,067,863

		1,067,863

Semiconductors & Semiconductor Equipment–0.05%
Avago Technologies	4,780	137,951

		137,951

Textiles, Apparel & Luxury Goods–0.35%
Yue Yuen Industrial Holdings	285,500	902,457

		902,457

Trading Companies & Distributors–0.32%
ITOCHU	81,160	824,677

		824,677

Wireless Telecommunication Services–0.67%
China Mobile ADR	11,525	558,847
Vodafone Group	293,681	816,070
Vodafone Group ADR	12,330	345,610

		1,720,527

Total Developed Markets (Cost $34,782,723)		37,850,597

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS–9.66%
Airlines–0.05%
Gol Linhas Aereas Inteligentes ADR	18,300	$121,329

		121,329

Automobiles–0.05%
Mahindra & Mahindra	9,533	122,599
Oriental Holdings	860	1,454

		124,053

Beverages–0.33%
Fomento Economico Mexicano ADR	2,671	186,195
@†Lotte Chilsung Beverage	384	485,279
Tsingtao Brewery Class H	20,072	111,129
@United Spirits	8,592	79,721

		862,324

Chemicals–0.19%
Braskem ADR	9,701	136,784
@KCC	1,074	264,505
Petronas Chemicals Group	52,200	102,095

		503,384

Commercial Banks–1.27%
ABSA Group	5,801	101,323
Banco Bradesco ADR	8,876	148,052
Banco Santander Brasil ADR	26,400	214,896
Bangkok Bank	34,883	169,716
Bank of China Class H	492,800	181,470
China Construction Bank Class H	311,927	217,682
Grupo Financiero Banorte	39,600	119,895
@Hong Leong Bank	21,966	75,530
ICICI Bank ADR	3,200	84,576
Industrial & Commercial Bank of China Class H	323,637	192,100
Itau Unibanco Holding ADR	3,800	70,528
@KB Financial Group ADR	14,146	443,336
Malayan Banking	53,835	145,711
OTP Bank	7,772	102,699
@Sberbank	191,526	430,934
Standard Bank Group	24,379	298,222
State Bank of India	1,190	36,342
Turkiye Is Bankasi Class C	42,858	75,257
VTB Bank GDR	45,896	165,685

		3,273,954

Communications Equipment–0.06%
HTC	9,976	163,706

		163,706

Construction & Engineering–0.03%
†Empresas ADR	14,100	67,398

		67,398

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Construction Materials–0.17%
Cemex ADR	49,521	$266,918
Siam Cement NVDR	9,159	90,864
Ultratech Cement	3,141	69,112

		426,894

Diversified Financial Services–0.06%
Fubon Financial Holding	159,120	168,393

		168,393

Diversified Telecommunication Services–0.58%
China Telecom Class H	280,000	159,349
China Unicom Hong Kong ADR	22,000	464,860
Chunghwa Telecom ADR	5,880	195,686
KT ADR	14,024	219,335
†LG Uplus	30,030	191,695
Telefonica Brasil ADR	9,455	258,405

		1,489,330

Electric Utilities–0.10%
Centrais Eletricas Brasileiras ADR	10,900	105,839
Light	9,600	148,390

		254,229

Electronic Equipment, Instruments & Components–0.23%
Hon Hai Precision Industry	185,582	507,999
LG Display ADR	7,991	84,145

		592,144

Food & Staples Retailing–0.10%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	4,100	149,363
Wal-Mart de Mexico Series V	40,804	111,990

		261,353

Food Products–0.34%
Brazil Foods ADR	12,972	253,603
China Mengniu Dairy	48,000	112,234
@Cresud ADR	13,200	150,348
@†Lotte Confectionery	192	282,721
Tingyi Cayman Islands Holding	23,541	71,533

		870,439

Hotels, Restaurants & Leisure–0.17%
†Ctrip.com International ADR	19,300	451,620

		451,620

Household Durables–0.18%
Cyrela	16,255	129,468
LG Electronics	3,360	215,643
@Turkiye Sise ve Cam Fabrikalari	74,863	113,188

		458,299

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Independent Power Producers & Energy Traders–0.04%
@Huaneng Power International ADR	5,100	$107,202

		107,202

Industrial Conglomerates–0.02%
@†Tianjin Development Holdings	82,000	42,338

		42,338

Insurance–0.17%
Cathay Financial Holding	97,002	104,737
#Samsung Life Insurance 144A	4,890	341,256

		445,993

Internet & Catalog Retail–0.18%
B2W Cia Global Do Varejo	12,990	62,747
†Hyundai Home Shopping Network	3,622	415,550

		478,297

Internet Software & Services–0.27%
†Alibaba.com	53,500	55,314
†Sina	3,600	187,200
†Sohu.com	9,300	465,000

		707,514

Machinery–0.08%
United Tractors	68,178	198,124

		198,124

Marine–0.06%
Santos Brasil Participacoes	12,500	165,508

		165,508

Media–0.17%
†Focus Media Holding ADR	4,200	81,858
Grupo Televisa ADR	17,129	360,737

		442,595

Metals & Mining–0.63%
Anglo American Platinum	2,669	175,892
ArcelorMittal South Africa	20,193	171,548
Cia de Minas Buenaventura ADR	5,060	194,000
@Gerdau	21,500	141,356
Gerdau ADR	15,600	121,836
Impala Platinum Holdings	4,656	96,522
MMC Norilsk Nickel ADR	10,132	155,121
Vale ADR	26,353	565,272

		1,621,547

Multiline Retail–0.01%
†Magazine Luiza	4,600	23,553

		23,553

Oil, Gas & Consumable Fuels–2.02%
Banpu NVDR	20,985	363,164

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
China Coal Energy	66,000	$71,213
China Petroleum & Chemical ADR	512	53,786
CNOOC	457,000	799,070
CNOOC ADR	700	122,276
Gazprom ADR	39,360	420,404
†Jastrzebska Spolka Weglowa	3,700	90,171
LUKOIL ADR	3,431	182,529
PetroChina ADR	1,744	216,797
Petroleo Brasileiro SA ADR	33,569	834,190
Petroleo Brasileiro SP ADR	34,000	798,660
†Polski Koncern Naftowy Orlen	10,002	98,255
PTT	22,208	223,840
PTT Exploration & Production	14,677	76,060
#Reliance Industries 144A GDR	9,298	247,327
Rosneft Oil GDR	39,800	262,680
Sasol ADR	5,273	249,940
Tambang Batubara Bukit Asam	53,178	101,752

		5,212,114

Paper & Forest Products–0.08%
Fibria Celulose ADR	24,514	190,474

		190,474

Pharmaceuticals–0.02%
Hypermarcas	13,900	63,412

		63,412

Real Estate Management & Development–0.22%
=@#†Etalon Group 144A GDR	10,500	49,350
@IRSA Inversiones y Representaciones ADR	5,788	60,022
@KLCC Property Holdings	105,563	104,897
Torunlar Gayrimenkul Yatirim Ortakligi	30,673	64,600
@†UEM Land Holdings	394,058	300,827

		579,696

Road & Rail–0.02%
All America Latina Logistica	11,000	54,906

		54,906

Semiconductors & Semiconductor Equipment–0.66%
MediaTek	14,008	128,355
MStar Semiconductor	12,109	63,174
Samsung Electronics	926	845,122
Taiwan Semiconductor Manufacturing	98,944	247,646
Taiwan Semiconductor Manufacturing ADR	14,700	189,777
United Microelectronics	559,000	234,416

		1,708,490

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Software–0.11%
@†Shanda Interactive Entertainment ADR	7,100	$284,071

		284,071

Tobacco–0.23%
†KT&G	8,559	600,994

		600,994

Wireless Telecommunication Services–0.76%
America Movil ADR	2,958	66,851
Mobile Telesystems ADR	43,700	641,516
MTN Group	7,431	132,307
SK Telecom ADR	31,235	425,108
Turkcell Iletisim Hizmet ADR	22,210	261,190
Vodacom Group	39,858	439,432

		1,966,404

Total Emerging Markets (Cost $26,362,017)		24,982,081

Total Common Stock (Cost $146,303,001)		172,584,678

CONVERTIBLE PREFERRED STOCK–0.04%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	400	21,712
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	368	20,033
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	15	11,760
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	18	17,685
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	30	26,333

Total Convertible Preferred Stock (Cost $114,841)		97,523

EXCHANGE-TRADED FUNDS–8.69%
iShares MSCI EAFE Growth Index Fund	217,200	11,296,572
iShares MSCI EAFE Index Fund	182,000	9,014,460
Vanguard MSCI EAFE	70,000	2,144,100

Total Exchange-Traded Funds (Cost $21,016,192)		22,455,132

	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.05%
=@AK Transneft 0.74%	39	$60,067
Alabama Power 5.625%	2,475	62,345
†U.S. Airways Series A	8	0

Total Preferred Stock (Cost $84,509)		122,412

	Principal Amount¡
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	76	85
Fannie Mae REMICs Series 2003-26 AT 5.00% 11/25/32	137,441	145,606
Series 2003-122 AJ 4.50% 2/25/28	12,243	12,502
Series 2010-41 PN 4.50% 4/25/40	65,000	70,752
Series 2326 ZQ 6.50% 6/15/31	16,413	18,783
Series 2662 MA 4.50% 10/15/31	2,844	2,867
Series 2694 QG 4.50% 1/15/29	11,939	12,069
Series 2890 PC 5.00% 7/15/30	22,244	22,553
Series 3128 BC 5.00% 10/15/27	2,547	2,547
GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	173,576
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	50,000	52,791

Total Agency Collateralized Mortgage Obligations (Cost $496,532)		514,131

AGENCY MORTGAGE-BACKED SECURITIES–2.82%
•Fannie Mae ARM 5.05% 8/1/35	6,331	6,756
Fannie Mae S.F. 15 yr 3.00% 11/1/26	20,872	21,591
4.00% 7/1/24	153,464	161,901
4.00% 7/1/25	137,784	145,358
4.00% 11/1/25	213,225	226,879
5.00% 4/1/23	181,908	195,795
5.50% 3/1/20	211,087	229,445
Fannie Mae S.F. 15 yr TBA 3.50% 1/1/27	420,000	439,163
Fannie Mae S.F. 30 yr
3.50% 2/1/41	338,530	348,464
4.50% 3/1/39	26,599	28,327
5.00% 9/1/35	24,724	26,729
5.00% 2/1/38	19,171	20,723
5.50% 4/1/37	94,148	104,184
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/42	835,000	858,745
4.00% 2/1/42	690,000	722,991
5.50% 1/1/42	1,110,000	1,208,685
6.00% 1/1/42	1,670,000	1,838,826
6.00% 2/1/42	270,000	296,663
•Freddie Mac ARM
2.467% 12/1/33	19,537	20,430
5.734% 6/1/37	9,799	10,445

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr
4.50% 5/1/20	15,745	$16,780
5.50% 5/1/20	318,912	348,341
Freddie Mac S.F. 30 yr 4.50% 10/1/35	18,677	19,843

Total Agency Mortgage-Backed Securities
(Cost $7,140,097)		7,297,064

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.21%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	100,000	105,984
BAML Commercial Mortgage
•Series 2005-1 A5 5.162% 11/10/42	60,000	65,396
•Series 2005-6 A4 5.193% 9/10/47	100,000	110,599
Series 2006-4 A4 5.634% 7/10/46	150,000	165,982
•Bear Stearns Commercial Mortgage Securities Series 2005-PW10 A4 5.405% 12/11/40	60,000	66,047
Series 2006-PW12 A4 5.72% 9/11/38	150,000	167,319
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	100,000	104,117
¿Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	150,000	164,456
#Series 2010-C1 A1 144A 3.156% 7/10/46	68,382	70,151
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	125,000	133,846
Series 2005-GG4 A4 4.761% 7/10/39	40,000	41,920
Series 2005-GG4 A4A 4.751% 7/10/39	50,000	53,376
#Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	109,500
•#Series 2010-C1 C 144A 5.635% 8/10/43	300,000	272,155
•Greenwich Capital Commercial Funding
Series 2005-GG5 A5 5.224% 4/10/37	250,000	267,670
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42	50,000	54,593
Series 2005-LDP4 A4 4.918% 10/15/42	70,000	76,098

	Principal Amount¡	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities (continued)
Series 2005-LDP5 A4 5.205% 12/15/44	328,750	$363,662
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	125,000	130,657
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41	195,000	209,706
Series 2007-T27 A4 5.638% 6/11/42	175,000	199,350
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	100,000	111,792
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	85,000	90,508

Total Commercial Mortgage-Backed Securities
(Cost $2,819,396)		3,134,884

CONVERTIBLE BONDS–0.33%
AAR 1.75% exercise price $29.27, expiration date 1/1/26	21,000	21,000
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	25,000	24,531
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	27,000	17,314
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	40,000	35,300
Alere 3.00% exercise price $43.98, expiration date 5/15/16	21,000	20,003
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	14,000	13,265
Amgen 0.375% exercise price $78.45, expiration date 2/1/13	55,000	55,480
#Ares Capital 144A 5.75% exercise price $19.12, expiration date 2/1/16	23,000	22,253
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	38,000	24,700
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	11,000	9,680
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	16,000	10,320
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	10,000	7,063
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	16,000	22,600

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	24,000	$23,880
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	16,000	17,880
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	18,000	17,123
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29	23,000	26,421
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	95,000	91,080
Intel 2.95% exercise price $30.36, expiration date 12/15/35	35,000	36,619
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	10,000	7,825
Jefferies Group 3.875% exercise price $38.13, expiration date 11/1/29	33,000	27,390
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	40,000	35,000
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	28,000	33,460
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	38,000	38,998
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	48,000	42,659
National Retail Properties 5.125% exercise price $25.38, expiration date 6/15/28	14,000	15,995
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	18,000	13,208
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	26,000	24,310
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	17,000	16,703
Peabody Energy 4.75% exercise price $58.31, expiration date 12/15/41	5,000	5,125
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	21,000	21,000
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	26,000	30,745
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	14,000	21,350
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	30,000	36,000

Total Convertible Bonds (Cost $877,630)		866,280

	Principal Amount¡		Value (U.S. $)
CORPORATE BONDS–10.67%
Aerospace & Defense–0.04%
Kratos Defense & Security Solutions 10.00% 6/1/17		25,000	$25,750
#Meccanica Holdings 144A 6.25% 7/15/19		100,000	81,983

			107,733

Airlines–0.02%
#United Air Lines 144A 12.00% 11/1/13		53,000	55,518

			55,518

Auto Components–0.16%
American Axle & Manufacturing 7.875% 3/1/17		87,000	86,565
ArvinMeritor 8.125% 9/15/15		77,000	69,300
#Delphi 144A 6.125% 5/15/21		65,000	67,275
Goodyear Tire & Rubber 8.25% 8/15/20		40,000	43,800
Johnson Controls 3.75% 12/1/21		75,000	77,596
Tomkins 9.00% 10/1/18		54,000	60,143

			404,679

Automobiles–0.06%
Ford Motor 7.45% 7/16/31		126,000	151,830

			151,830

Beverages–0.12%
Coca-Cola Enterprises 3.50% 9/15/20		110,000	115,314
Dr Pepper Snapple Group
2.60% 1/15/19		35,000	34,855
3.20% 11/15/21		15,000	15,251
#Pernod-Ricard 144A 4.45% 1/15/22		150,000	157,457

			322,877

Building Products–0.04%
#Nortek 144A 8.50% 4/15/21		70,000	59,500
Ply Gem Industries 13.125% 7/15/14		61,000	54,290

			113,790

Capital Markets–0.24%
•Bear Stearns 4.947% 12/7/12	AUD	230,000	232,892
E Trade Financial 12.50% 11/30/17		77,000	87,395

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Jefferies Group
6.25% 1/15/36	90,000	$74,493
6.45% 6/8/27	25,000	21,063
Lazard Group 6.85% 6/15/17	153,000	160,674
#Nuveen Investments 144A 10.50% 11/15/15	55,000	54,313

		630,830

Chemicals–0.37%
CF Industries 7.125% 5/1/20	50,000	59,250
Dow Chemical
4.125% 11/15/21	90,000	92,498
8.55% 5/15/19	323,000	423,198
Ecolab
3.00% 12/8/16	160,000	165,695
5.50% 12/8/41	30,000	33,372
Hexion US Finance 8.875% 2/1/18	50,000	47,125
#MacDermid 144A 9.50% 4/15/17	49,000	49,000
Momentive Performance Materials 11.50% 12/1/16	75,000	56,250
#Nalco 144A 6.625% 1/15/19	30,000	34,725

		961,113

Commercial Banks–1.18%
Abbey National Treasury Services 4.00% 4/27/16	75,000	67,351
#Bank of Montreal 144A 2.85% 6/9/15	100,000	103,740
BB&T 5.25% 11/1/19	160,000	174,911
•BB&T Capital Trust IV 6.82% 6/12/57	35,000	35,350
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15	100,000	103,512
Capital One Capital V 10.25% 8/15/39	65,000	67,844
City National 5.25% 9/15/20	100,000	99,454
Fifth Third Bancorp 3.625% 1/25/16	105,000	106,632
•Fifth Third Capital Trust IV 6.50% 4/15/37	130,000	128,050
JPMorgan Chase Bank 6.00% 10/1/17	250,000	269,254
KeyBank 5.45% 3/3/16	250,000	269,299
•National City Bank 0.904% 6/7/17	335,000	307,762

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
PNC Funding
5.125% 2/8/20	115,000	$130,165
5.25% 11/15/15	3,000	3,266
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49	100,000	73,500
SunTrust Banks 3.50% 1/20/17	85,000	85,536
SVB Financial Group 5.375% 9/15/20	160,000	164,200
US Bank North America 6.30% 2/4/14	250,000	274,535
•USB Capital IX 3.50% 10/29/49	285,000	199,084
Wachovia
•0.773% 10/15/16	45,000	40,086
5.25% 8/1/14	195,000	205,805
5.625% 10/15/16	120,000	130,781

		3,040,117

Commercial Services & Supplies–0.17%
#Brambles USA 144A 3.95% 4/1/15	175,000	181,117
Casella Waste Systems 11.00% 7/15/14	15,000	16,350
FTI Consulting 6.75% 10/1/20	45,000	46,688
Geo Group 6.625% 2/15/21	35,000	35,350
International Lease Finance
6.25% 5/15/19	63,000	58,281
8.25% 12/15/20	35,000	35,438
8.75% 3/15/17	25,000	25,813
Iron Mountain 7.75% 10/1/19	15,000	15,919
Mobile Mini 6.875% 5/1/15	12,000	12,135
Republic Services 5.70% 5/15/41	5,000	5,757

		432,848

Communications Equipment–0.05%
Avaya
9.75% 11/1/15	55,000	49,775
#144A 7.00% 4/1/19	55,000	53,625
PIK 10.125% 11/1/15	15,000	13,575

		116,975

Computers & Peripherals–0.12%
Hewlett-Packard
4.30% 6/1/21	50,000	51,370
4.375% 9/15/21	115,000	118,919
4.65% 12/9/21	55,000	58,145

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Computers & Peripherals (continued)
#Seagate Technology International 144A 10.00% 5/1/14	78,000	$88,628

		317,062

Construction Materials–0.05%
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	85,000	65,663
Headwaters 7.625% 4/1/19	80,000	71,200

		136,863

Containers & Packaging–0.08%
Berry Plastics 9.75% 1/15/21	60,000	60,150
#Plastipak Holdings 144A 10.625% 8/15/19	44,000	48,840
Pregis 12.375% 10/15/13	60,000	57,600
Smurfit Kappa Funding 7.75% 4/1/15	41,000	41,205

		207,795

Diversified Financial Services–0.46%
#CDP Financial 144A 4.40% 11/25/19	250,000	271,714
#ERAC USA Finance 144A 5.25% 10/1/20	95,000	102,604
General Electric Capital
4.65% 10/17/21	200,000	209,144
6.00% 8/7/19	316,000	363,530
•#HBOS Capital Funding 144A 6.071% 6/29/49	65,000	40,950
HSBC Holdings 4.875% 1/14/22	40,000	42,360
JPMorgan Chase 5.40% 1/6/42	45,000	47,139
PHH 9.25% 3/1/16	125,000	119,375

		1,196,816

Diversified Telecommunication Services–0.54%
CenturyLink 6.45% 6/15/21	65,000	65,234
#Clearwire Communications 144A 12.00% 12/1/15	94,000	90,476
Intelsat Jackson Holdings 7.25% 10/15/20	75,000	76,313
Level 3 Financing
9.25% 11/1/14	3,000	3,083
10.00% 2/1/18	55,000	58,575
PAETEC Holding 8.875% 6/30/17	14,000	15,190

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Qwest
6.75% 12/1/21	75,000	$81,938
8.375% 5/1/16	115,000	132,293
#Telcordia Technologies 144A 11.00% 5/1/18	25,000	31,875
Telecom Italia Capital 5.25% 10/1/15	55,000	50,495
Telefonica Emisiones 6.421% 6/20/16	150,000	157,125
Telesat Canada
11.00% 11/1/15	97,000	104,639
12.50% 11/1/17	16,000	17,960
#UPCB Finance III 144A 6.625% 7/1/20	150,000	148,499
Virgin Media Secured Finance 6.50% 1/15/18	200,000	213,499
West 7.875% 1/15/19	20,000	19,950
#Wind Acquisition Finance 144A 11.75% 7/15/17	100,000	90,000
Windstream
7.875% 11/1/17	32,000	34,800
8.125% 8/1/13	10,000	10,750

		1,402,694

Electric Utilities–0.52%
Ameren Illinois 9.75% 11/15/18	258,000	339,921
#American Transmission Systems 144A 5.25% 1/15/22	135,000	152,424
Baltimore Gas & Electric 3.50% 11/15/21	65,000	66,371
Carolina Power & Light 3.00% 9/15/21	35,000	36,047
Commonwealth Edison 3.40% 9/1/21	60,000	62,264
GenOn Energy 9.875% 10/15/20	30,000	30,600
Ipalco Enterprises 5.00% 5/1/18	45,000	44,325
Jersey Central Power & Light 5.625% 5/1/16	50,000	56,556
LG&E & KU Energy
3.75% 11/15/20	60,000	60,685
#144A 4.375% 10/1/21	85,000	86,871
Nisource Finance
4.45% 12/1/21	60,000	61,429
5.80% 2/1/42	75,000	78,734
Pennsylvania Electric 5.20% 4/1/20	55,000	61,649
•PPL Capital Funding 6.70% 3/30/67	20,000	19,531
PPL Electric Utilities 3.00% 9/15/21	55,000	55,702

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Public Service Company of Oklahoma 5.15% 12/1/19	70,000	$78,183
Southern California Edison 5.50% 8/15/18	40,000	48,006

		1,339,298

Electronic Equipment, Instruments & Components–0.03%
Jabil Circuit 7.75% 7/15/16	16,000	17,920
PerkinElmer 5.00% 11/15/21	50,000	50,691

		68,611

Energy Equipment & Services–0.16%
Ensco 4.70% 3/15/21	25,000	26,084
#Helix Energy Solutions Group 144A 9.50% 1/15/16	74,000	77,330
#Hercules Offshore 144A 10.50% 10/15/17	55,000	53,763
Transocean
5.05% 12/15/16	45,000	45,998
6.375% 12/15/21	100,000	106,485
Weatherford Bermuda 9.625% 3/1/19	85,000	110,079

		419,739

Food & Staples Retailing–0.19%
CVS Caremark 5.75% 5/15/41	130,000	155,392
Ingles Markets 8.875% 5/15/17	32,000	34,800
New Albertsons 7.25% 5/1/13	2,000	2,090
Safeway 4.75% 12/1/21	85,000	87,242
Tops Holding 10.125% 10/15/15	23,000	24,150
#Woolworths 144A
3.15% 4/12/16	30,000	31,015
4.55% 4/12/21	140,000	150,422

		485,111

Food Products–0.13%
Del Monte 7.625% 2/15/19	60,000	57,900
General Mills 3.15% 12/15/21	80,000	81,218
Smucker (J.M.) 3.50% 10/15/21	130,000	133,271
Tyson Foods 10.50% 3/1/14	6,000	6,960

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Food Products (continued)
#Viskase 144A 9.875% 1/15/18	61,000	$62,068

		341,417

Gas Utilities–0.09%
CenterPoint Energy 5.95% 2/1/17	95,000	107,559
Inergy 6.875% 8/1/21	30,000	30,300
Sempra Energy 6.15% 6/15/18	85,000	100,326

		238,185

Health Care Equipment & Supplies–0.31%
Accellent 8.375% 2/1/17	30,000	29,550
Becton, Dickinson 3.125% 11/8/21	75,000	77,751
Biomet 11.625% 10/15/17	13,000	14,170
PIK 10.375% 10/15/17	26,000	28,275
Boston Scientific 6.00% 1/15/20	65,000	72,679
CareFusion 6.375% 8/1/19	225,000	266,099
DENTSPLY International 4.125% 8/15/21	70,000	72,348
Hospira 6.40% 5/15/15	100,000	108,254
Zimmer Holdings 4.625% 11/30/19	120,000	130,999

		800,125

Health Care Providers & Services–0.35%
#AMGH Merger Sub 144A 9.25% 11/1/18	45,000	46,575
#Aristotle Holding 144A
3.50% 11/15/16	30,000	30,588
4.75% 11/15/21	85,000	88,129
6.125% 11/15/41	35,000	37,976
Community Health Systems 8.875% 7/15/15	10,000	10,350
Coventry Health Care 5.45% 6/15/21	140,000	155,860
#Highmark 144A
4.75% 5/15/21	80,000	82,138
6.125% 5/15/41	20,000	21,689
Medco Health Solutions 7.125% 3/15/18	190,000	221,746
#Multiplan 144A 9.875% 9/1/18	65,000	67,925

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Quest Diagnostics 4.70% 4/1/21	115,000	$122,830
Radnet Management 10.375% 4/1/18	25,000	22,125

		907,931

Hotels, Restaurants & Leisure–0.22%
Ameristar Casinos 7.50% 4/15/21	40,000	41,400
CKE Restaurants 11.375% 7/15/18	46,000	50,370
Dave & Buster’s 11.00% 6/1/18	20,000	20,400
#Equinox Holdings 144A 9.50% 2/1/16	10,000	10,325
Marina District Finance 9.875% 8/15/18	20,000	18,350
MGM Resorts International 11.375% 3/1/18	159,000	175,695
OSI Restaurant Partners 10.00% 6/15/15	37,000	38,434
Pinnacle Entertainment 8.75% 5/15/20	85,000	83,725
Royal Caribbean Cruises 7.00% 6/15/13	5,000	5,275
Wyndham Worldwide
5.625% 3/1/21	55,000	56,892
5.75% 2/1/18	65,000	68,899
Wynn Las Vegas 7.75% 8/15/20	10,000	11,150

		580,915

Household Durables–0.20%
Beazer Homes USA 9.125% 5/15/19	35,000	24,063
Jarden
6.125% 11/15/22	45,000	46,238
7.50% 1/15/20	5,000	5,350
M/I Homes 8.625% 11/15/18	50,000	44,500
Mohawk Industries 8.75% 1/15/16	4,000	4,320
Norcraft 10.50% 12/15/15	75,000	70,312
#Reynolds Group Issuer 144A 9.00% 4/15/19	100,000	95,499
Ryland Group 8.40% 5/15/17	34,000	35,573
#Scotts Miracle-Gro 144A 6.625% 12/15/20	25,000	25,500
#Sealy Mattress 144A 10.875% 4/15/16	2,000	2,195
Standard Pacific 10.75% 9/15/16	45,000	47,475

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Household Durables (continued)
Stanley Black & Decker 3.40% 12/1/21	55,000	$56,238
Yankee Candle 9.75% 2/15/17	52,000	50,960

		508,223

Independent Power Producers & Energy Traders–0.05%
AES 8.00% 6/1/20	35,000	38,675
#Calpine 144A 7.875% 7/31/20	45,000	48,713
#NRG Energy 144A 7.875% 5/15/21	40,000	39,200

		126,588

Insurance–0.30%
American International Group 4.875% 9/15/16	10,000	9,473
•Chubb 6.375% 3/29/67	115,000	114,137
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	120,000	71,398
•ING Groep 5.775% 12/29/49	50,000	40,000
•#Liberty Mutual Group 144A 7.00% 3/15/37	35,000	29,750
MetLife 6.817% 8/15/18	310,000	369,259
Prudential Financial
3.875% 1/14/15	30,000	31,095
6.00% 12/1/17	55,000	61,246
•XL Group 6.50% 12/29/49	65,000	51,513

		777,871

Internet Software & Services–0.07%
GXS Worldwide 9.75% 6/15/15	96,000	89,280
Symantec 4.20% 9/15/20	85,000	85,625

		174,905

IT Services–0.06%
First Data
9.875% 9/24/15	40,000	37,800
11.25% 3/31/16	40,000	33,400
#Unisys 144A 12.75% 10/15/14	19,000	21,684
Western Union 3.65% 8/22/18	55,000	56,474

		149,358

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Life Sciences Tools & Services–0.08%
Amgen 3.45% 10/1/20	70,000	$68,506
Bio-Rad Laboratories
4.875% 12/15/20	15,000	15,639
8.00% 9/15/16	4,000	4,400
Celgene 3.95% 10/15/20	110,000	110,987

		199,532

Machinery–0.03%
RBS Global 11.75% 8/1/16	40,000	42,200
TriMas 9.75% 12/15/17	32,000	34,880

		77,080

Media–0.41%
Affinion Group 7.875% 12/15/18	65,000	55,250
CCO Holdings
7.00% 1/15/19	15,000	15,713
7.375% 6/1/20	20,000	21,200
Clear Channel Communications 9.00% 3/1/21	35,000	29,663
DIRECTV Holdings 5.00% 3/1/21	100,000	107,220
DISH DBS 7.875% 9/1/19	40,000	45,400
Historic TW 6.875% 6/15/18	170,000	202,875
Lamar Media 6.625% 8/15/15	6,000	6,150
Nielsen Finance 11.625% 2/1/14	8,000	9,230
#Sinclair Television Group 144A 9.25% 11/1/17	32,000	35,040
#Sirius XM Radio 144A 8.75% 4/1/15	70,000	77,000
Time Warner Cable 8.25% 4/1/19	78,000	98,108
Viacom 3.875% 12/15/21	100,000	102,297
#Vivendi 144A 6.625% 4/4/18	100,000	113,801
#WPP Finance 2010 144A 4.75% 11/21/21	100,000	99,465
#XM Satellite Radio 144A 13.00% 8/1/13	40,000	45,600

		1,064,012

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Metals & Mining–0.55%
AK Steel 7.625% 5/15/20	65,000	$61,425
Alcoa
5.40% 4/15/21	15,000	15,055
6.75% 7/15/18	120,000	132,644
#Algoma Acquisition 144A 9.875% 6/15/15	35,000	30,275
ArcelorMittal 9.85% 6/1/19	180,000	200,466
Barrick North America Finance 4.40% 5/30/21	150,000	162,764
Century Aluminum 8.00% 5/15/14	56,000	56,140
#CODELCO 144A 3.75% 11/4/20	100,000	102,055
Compass Minerals International 8.00% 6/1/19	6,000	6,495
#FMG Resources August 2006 144A 7.00% 11/1/15	55,000	55,825
#Newcrest Finance 144A 4.45% 11/15/21	45,000	44,474
Novelis 8.75% 12/15/20	60,000	64,650
Rio Tinto Finance USA 3.75% 9/20/21	120,000	126,000
Ryerson •7.804% 11/1/14	3,000	2,775
12.00% 11/1/15	56,000	56,840
Steel Dynamics 7.75% 4/15/16	32,000	33,520
Teck Resources 4.75% 1/15/22	10,000	10,771
9.75% 5/15/14	67,000	78,779
#Xstrata Canada Financial 144A 4.95% 11/15/21	180,000	184,250

		1,425,203

Multiline Retail–0.03%
Macy’s Retail Holdings 5.90% 12/1/16	67,000	74,951

		74,951

Multi-Utilities–0.23%
CMS Energy 4.25% 9/30/15	65,000	66,020
6.25% 2/1/20	185,000	195,197
Puget Energy 6.00% 9/1/21	35,000	36,281
•Puget Sound Energy 6.974% 6/1/67	145,000	144,952
•Wisconsin Energy 6.25% 5/15/67	165,000	165,269

		607,719

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Office Electronics–0.06%
CDW 12.535% 10/12/17	30,000	$30,300
Xerox 4.50% 5/15/21	95,000	96,462
6.35% 5/15/18	35,000	39,478

		166,240

Oil, Gas & Consumable Fuels–1.53%
Antero Resources Finance 9.375% 12/1/17	23,000	24,955
#BG Energy Capital 144A 4.00% 10/15/21	200,000	206,570
Chesapeake Energy 6.50% 8/15/17	84,000	89,880
Copano Energy 7.75% 6/1/18	5,000	5,225
Ecopetrol 7.625% 7/23/19	64,000	77,760
El Paso Pipeline Partners Operating 6.50% 4/1/20	65,000	71,963
•Enbridge Energy Partners 8.05% 10/1/37	135,000	142,805
Encana 3.90% 11/15/21	170,000	171,130
Energy Transfer Partners 9.70% 3/15/19	145,000	177,886
#ENI 144A 4.15% 10/1/20	175,000	173,749
Enterprise Products Operating •7.034% 1/15/68	165,000	171,810
9.75% 1/31/14	125,000	144,462
EQT 4.875% 11/15/21	70,000	70,799
Forest Oil 7.25% 6/15/19	47,000	48,175
#Hilcorp Energy I 144A 7.625% 4/15/21	10,000	10,525
Holly 9.875% 6/15/17	40,000	44,400
#IPIC GMTN 144A 5.50% 3/1/22	200,000	201,000
Kinder Morgan Energy Partners 4.15% 3/1/22	45,000	45,866
9.00% 2/1/19	110,000	138,957
Linn Energy 8.625% 4/15/20	25,000	27,250
#144A 6.50% 5/15/19	15,000	14,963
#Murray Energy 144A 10.25% 10/15/15	46,000	45,885
#NFR Energy 144A 9.75% 2/15/17	45,000	40,725
Noble Energy 4.15% 12/15/21	60,000	62,193
8.25% 3/1/19	85,000	110,690

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Pemex Project Funding Master Trust 6.625% 6/15/35	60,000	$68,625
Petrobras International Finance 3.875% 1/27/16	66,000	68,324
5.375% 1/27/21	95,000	100,282
5.75% 1/20/20	113,000	121,489
5.875% 3/1/18	20,000	21,987
PetroHawk Energy 7.25% 8/15/18	80,000	90,400
Petroleum Development 12.00% 2/15/18	39,000	42,510
Plains All American Pipeline 8.75% 5/1/19	115,000	147,120
Pride International 6.875% 8/15/20	200,000	234,876
Quicksilver Resources 9.125% 8/15/19	30,000	31,950
SandRidge Energy 7.50% 3/15/21	15,000	14,963
#144A 9.875% 5/15/16	56,000	60,200
Statoil 3.15% 1/23/22	120,000	123,680
•TransCanada PipeLines 6.35% 5/15/67	235,000	236,055
Williams 7.75% 6/15/31	22,000	27,442
8.75% 3/15/32	22,000	28,903
Williams Partners 7.25% 2/1/17	80,000	95,010
#Woodside Finance 144A 8.75% 3/1/19	100,000	126,118

		3,959,557

Paper & Forest Products–0.17%
Georgia-Pacific 8.00% 1/15/24	215,000	276,222
#144A 5.40% 11/1/20	15,000	16,644
International Paper 4.75% 2/15/22	40,000	42,602
9.375% 5/15/19	75,000	97,597

		433,065

Pharmaceuticals–0.10%
NBTY 9.00% 10/1/18	85,000	93,925
Teva Pharmaceutical Finance IV 3.65% 11/10/21	150,000	152,885

		246,810

Real Estate Investment Trusts–0.48%
American Tower 5.90% 11/1/21	115,000	121,133
Brandywine Operating Partnership 4.95% 4/15/18	90,000	88,712

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Developers Diversified Realty 4.75% 4/15/18	65,000	$62,275
7.50% 4/1/17	10,000	10,807
7.875% 9/1/20	120,000	134,080
9.625% 3/15/16	30,000	34,928
Digital Realty Trust 5.25% 3/15/21	95,000	95,350
ERP Operating 4.625% 12/15/21	45,000	45,978
Health Care REIT 5.25% 1/15/22	125,000	122,698
Host Hotels & Resorts 6.00% 11/1/20	40,000	41,100
6.375% 3/15/15	35,000	35,788
#144A 5.875% 6/15/19	30,000	30,675
#144A 6.00% 10/1/21	31,000	31,853
Regency Centers 4.80% 4/15/21	95,000	96,790
Simon Property Group 4.125% 12/1/21	65,000	68,107
Vornado Realty 5.00% 1/15/22	90,000	90,924
#WEA Finance 144A 4.625% 5/10/21	120,000	118,000

		1,229,198

Real Estate Management & Development–0.04%
#Qatari Diar Finance 144A 5.00% 7/21/20	100,000	107,000

		107,000

Road & Rail–0.09%
Burlington Northern Santa Fe 5.65% 5/1/17	25,000	28,885
CSX 4.75% 5/30/42	65,000	67,341
Kansas City Southern de Mexico 8.00% 2/1/18	20,000	22,100
Ryder System 3.50% 6/1/17	115,000	116,510

		234,836

Semiconductors & Semiconductor Equipment–0.12%
Amkor Technology 7.375% 5/1/18	30,000	30,825
Broadcom 2.70% 11/1/18	70,000	70,881
National Semiconductor 6.60% 6/15/17	165,000	202,903

		304,609

	Principal Amount¡		Value (U.S. $)
CORPORATE BONDS (continued)
Textiles, Apparel & Luxury Goods–0.04%
Hanesbrands 6.375% 12/15/20		95,000	$96,900

			96,900

Trading Companies & Distributors–0.02%
RSC Equipment Rental 10.25% 11/15/19		45,000	49,275

			49,275

Wireless Telecommunication Services–0.31%
Cricket Communications 7.75% 10/15/20		85,000	74,588
#Crown Castle Towers 144A 4.883% 8/15/20		455,000	465,846
MetroPCS Wireless 6.625% 11/15/20		30,000	28,050
NII Capital 10.00% 8/15/16		63,000	71,820
Sprint Capital 8.75% 3/15/32		59,000	48,011
Sprint Nextel
6.00% 12/1/16		25,000	20,875
8.375% 8/15/17		25,000	22,531
Verizon Communications 3.50% 11/1/21		60,000	62,597

			794,318

Total Corporate Bonds (Cost $26,787,168)			27,588,122

NON-AGENCY ASSET-BACKED SECURITIES–0.31%
•Ally Master Owner Trust Series 2011-1 A1 1.148% 1/15/16		100,000	100,245
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		100,000	99,847
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13		62,299	62,535
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		125,000	127,356
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	119,655
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	100,172
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.828% 9/15/14		100,000	100,754
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/15/14		39,535	39,623

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡		Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		39,300	$40,283

Total Non-Agency Asset-Backed Securities
(Cost $768,364)			790,470

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.06%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		8,677	8,786
Series 2005-6 7A1 5.50% 7/25/20		6,678	6,233
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36		100,000	55,648
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.027% 1/25/36		29,055	23,747
•JPMorgan Mortgage Trust
Series 2005-A2 5A1 4.307% 4/25/35		6,722	6,695
Series 2007-A1 7A4 4.599% 7/25/35		36,604	14,714
•MASTR ARM Trust Series 2006-2 4A1 4.876% 2/25/36		11,447	10,123
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36		31,619	28,492

Total Non-Agency Collateralized Mortgage Obligations (Cost $145,116)			154,438

ΔREGIONAL BONDS–1.00%
Australia–0.61%
New South Wales Treasury
Inflation-Linked Bond 2.75% 11/20/25	AUD	86,000	104,469
6.00% 4/1/19	AUD	450,000	510,011
Queensland Treasury
6.00% 9/14/17	AUD	156,000	172,749
6.25% 6/14/19	AUD	691,000	786,650

			1,573,879

Canada–0.39%
Province of New Brunswick 2.75% 6/15/18		110,000	115,157
Province of Ontario
3.00% 7/16/18		210,000	221,192
3.15% 6/2/22	CAD	461,000	461,986

	Principal Amount¡		Value (U.S. $)
ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Quebec 4.25% 12/1/21	CAD	200,000	$218,342

			1,016,677

Total Regional Bonds (Cost $2,507,549)			2,590,556

«SENIOR SECURED LOANS–0.90%
99 Cents Only Stores Tranche B 7.00% 10/4/18		175,000	174,407
Allied Security Holdings Tranche 2L 8.50% 1/21/18		35,000	34,125
@API Technologies Tranche B 7.75% 6/1/16		34,810	33,243
ATI Holdings 7.00% 2/18/16		24,496	23,435
Attachmate 6.50% 11/21/16		98,750	96,886
BNY ConvergEx Group
8.75% 11/29/17		19,213	18,444
8.75% 12/16/17		45,787	43,956
Brock Holdings III
10.00% 2/15/18		30,000	27,675
Tranche B 6.00% 2/15/17		29,775	28,971
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		118,624	116,726
Charter Communications Operating Tranche B 8.50% 3/6/14		2,695	2,697
Chrysler Group 6.00% 4/28/17		91,370	86,711
CityCenter Holdings 7.50% 1/10/15		15,000	14,960
Clear Channel Communications Tranche A 3.639% 7/30/14		111,223	96,764
Consolidated Container 5.75% 9/28/14		35,000	29,505
Delos Aircraft 7.00% 3/17/16		70,000	70,452
Delta Air Lines Tranche B 5.50% 3/29/17		34,825	33,066
First Data Tranche B2 2.995% 9/24/14		35,702	32,489
Frac Tech International Tranche B 6.25% 4/19/16		44,480	43,959
GenOn Energy Tranche B 6.00% 6/20/17		64,348	64,337
Grifols Tranche B 6.00% 6/4/16		159,200	159,175
Harrah’s
Tranche B1 3.418% 1/28/15		80,000	69,750
Tranche B2 3.421% 1/28/15		70,000	61,032
Houghton International Tranche B 6.75% 1/11/16		34,587	34,515

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡		Value (U.S. $)
«SENIOR SECURED LOANS (continued)
Immucor Tranche B 7.25% 7/2/18		24,938	$25,121
International Lease Finance 6.75% 3/17/15		100,000	100,500
Level 3 Financing Tranche B 5.75% 4/11/18		25,000	24,713
Lord & Taylor 5.75% 12/2/18		30,000	29,963
@Mediacom Illinois 5.50% 3/31/17		34,646	34,429
MGM Resorts International Tranche E 7.00% 2/21/14		110,000	108,090
Multiplan 4.75% 8/26/17		33,700	32,155
Nuveen Investments
5.863% 5/13/17		95,812	92,339
2nd Lien 12.50% 7/9/15		120,000	124,620
PQ 6.74% 7/30/15		65,000	57,809
Remy International Tranche B 6.25% 12/16/16		64,350	63,599
Reynolds Group Holdings 6.50% 7/7/18		54,274	54,056
Sensus USA 2nd Lien 8.50% 4/13/18		80,000	78,800
Toys R US Tranche B 6.00% 9/1/16		34,649	34,269
Univision Communications 4.489% 3/29/17		33,872	30,255
Visant 5.25% 12/31/16		51,957	48,868

Total Senior Secured Loans (Cost $2,355,076)			2,336,866

ΔSOVEREIGN BONDS–2.67%
Brazil–0.05%
Federal Republic of Brazil 5.625% 1/7/41		106,000	123,490

			123,490

Canada–0.14%
Canadian Government
3.75% 6/1/19	CAD	197,000	221,318
4.00% 6/1/17	CAD	118,000	131,624

			352,942

Chile–0.10%
Chile Government International 5.50% 8/5/20	CLP	130,000,000	262,127

			262,127

	Principal Amount¡		Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Finland–0.07%
Finland Government 3.50% 4/15/21	EUR	122,000	$173,324

			173,324

Germany–0.26%
Deutschland Republic
2.25% 9/4/20	EUR	381,000	517,218
3.50% 7/4/19	EUR	106,000	156,951

			674,169

Indonesia–0.07%
Indonesia Government International 7.25% 4/20/15		90,000	102,375
Indonesia Treasury 11.00% 11/15/20	IDR	484,000,000	71,355

			173,730

Malaysia–0.03%
Malaysia Government 4.262% 9/15/16	MYR	217,000	71,273

			71,273

Mexico–0.22%
Mexican Bonos
6.50% 6/10/21	MXN	591,000	42,502
7.50% 6/3/27	MXN	5,817,200	431,945
8.50% 5/31/29	MXN	1,256,300	99,941

			574,388

New Zealand–0.04%
New Zealand Government 6.00% 5/15/21	NZD	105,000	95,859

			95,859

Norway–0.52%
Norwegian Government 3.75% 5/25/21	NOK	1,433,000	266,077
4.25% 5/19/17	NOK	484,000	90,355
4.50% 5/22/19	NOK	1,840,000	354,127
5.00% 5/15/15	NOK	3,443,000	639,973

			1,350,532

Panama–0.09%
Panama Government International 6.70% 1/26/36		27,000	35,370
7.25% 3/15/15		116,000	134,270
8.875% 9/30/27		44,000	66,220

			235,860

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount¡		Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Peru–0.09%
Republic of Peru 7.125% 3/30/19		191,000	$241,138

			241,138

Philippines–0.08%
Republic of Philippines 6.50% 1/20/20		100,000	120,000
9.50% 10/21/24		17,000	24,565
9.875% 1/15/19		48,000	66,840

			211,405

Poland–0.15%
Poland Government 5.25% 10/25/17	PLN	470,000	134,822
Republic of Poland 5.00% 3/23/22		248,000	250,170

			384,992

Republic of Korea–0.04%
Korea Treasury Inflation-Linked Bond
2.75% 6/10/20	KRW	92,304,385	90,470

			90,470

Russia–0.12%
Russian-Eurobond 7.50% 3/31/30		267,081	310,816

			310,816

South Africa–0.22%
#Eskom Holdings 144A 5.75% 1/26/21		230,000	235,175
South Africa Government 8.00% 12/21/18	ZAR	2,687,000	339,361

			574,536

Sweden–0.13%
Sweden Government 3.00% 7/12/16	SEK	1,260,000	198,764
5.00% 12/1/20	SEK	760,000	142,314

			341,078

Turkey–0.06%
Turkey Government International 5.625% 3/30/21		100,000	101,625
6.875% 3/17/36		61,000	63,898

			165,523

United Kingdom–0.15%
United Kingdom Gilt 4.50% 3/7/19	GBP	97,000	181,648
4.75% 3/7/20	GBP	100,000	192,131

			373,779

	Principal Amount¡		Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Uruguay–0.04%
Republic of Uruguay 8.00% 11/18/22		82,500	$113,438

			113,438

Total Sovereign Bonds (Cost $6,848,247)			6,894,869

SUPRANATIONAL BANKS–0.13%
Inter-American Development Bank
3.875% 10/28/41		30,000	32,052
International Bank for Reconstruction & Development 3.25% 12/15/17	SEK	560,000	87,423
3.375% 4/30/15	NOK	740,000	127,387
3.625% 6/22/20	NOK	440,000	76,330

Total Supranational Banks (Cost $321,355)			323,192

U.S. TREASURY OBLIGATIONS–1.90%
U.S. Treasury Bonds 3.75% 8/15/41		20,000	23,525
¥4.375% 5/15/41		1,535,000	2,000,297
U.S. Treasury Notes 0.25% 11/30/13		1,205,000	1,205,330
0.875% 11/30/16		320,000	321,025
1.375% 9/30/18		50,000	50,277
2.00% 11/15/21		1,295,000	1,309,974

Total U.S. Treasury Obligations (Cost $4,830,355)			4,910,428

		Number of Shares
RIGHT–0.00%
†LG Electronics		317	6,236

Total Right (Cost $0)			6,236

WARRANT–0.00%
†US Airways		8	0

Total Warrant (Cost $0)			0

		Principal Amount°
SHORT TERM INVESTMENTS–3.52%
≠Discounted Commercial Paper–3.51%
Abbey National North America 0.12% 1/3/12		9,075,000	9,074,940

			9,074,940

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Money Market Mutual Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	22,557	$22,557

		22,557

Total Short Term Investments (Cost $9,097,497)		9,097,497

TOTAL VALUE OF SECURITIES–101.25% (Cost $232,512,925)		261,764,778

	Number of Contracts
OPTIONS WRITTEN–(0.00%)
Call Option–(0.00%)
U.S. Treasury 30 yr Bond Future, strike price $147.00, Expires 1/28/12 (JPMC)	(3)	(3,281)

		(3,281)

Put Option–(0.00%)
U.S. Treasury 30 yr Bond Future, strike price $138.00, Expires 1/28/12 (JPMC)	(4)	(1,063)

Total Options Written (Premium received $(7,479))		(1,063)

		(4,344)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.25%)		(3,228,000)

NET ASSETS APPLICABLE TO 21,809,217 SHARES OUTSTANDING–100.00%		$258,532,434

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($229,418,696 / 19,352,549 Shares)		$11.855

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($29,113,738 / 2,456,668 Shares)		$11.851

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)		$264,800,123
Undistributed net investment income		403,345
Accumulated net realized loss on investments		(36,078,169)
Net unrealized appreciation of investments and foreign currencies		29,407,135

Total net assets		$258,532,434

†	Non income producing security.

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $3,644,883, which represented 1.41% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $8,031,548, which represented 3.11% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $109,417, which represented 0.04 % of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

f	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2011.

Δ	Securities have been classified by country of origin.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.

¥	Fully or partially pledged as collateral for futures contracts.

≠	The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2011: 1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(687,053)	USD	700,485	1/13/12	$(973)
BAML	CAD	(549,350)	USD	540,489	1/13/12	1,424
BAML	CLP	(50,615,000)	USD	98,253	1/13/12	744
BAML	EUR	(716,616)	USD	963,805	1/13/12	36,273
BAML	IDR	(634,100,000)	USD	69,950	1/13/12	123
BAML	JPY	(4,093,500)	USD	52,551	1/13/12	(650)
BAML	MXN	(2,371,876)	USD	175,409	1/13/12	5,655
BAML	NOK	(1,491,318)	USD	258,968	1/13/12	9,754
BAML	PLN	(377,412)	USD	113,317	1/13/12	4,100
BAML	ZAR	(2,702,589)	USD	336,402	1/13/12	2,456
BCLY	EUR	(89,203)	USD	120,033	1/13/12	4,575
BCLY	JPY	12,352,985	USD	(158,566)	1/13/12	1,981
CITI	EUR	(237,235)	USD	319,391	1/13/12	12,333
CITI	JPY	14,637,525	USD	(187,940)	1/13/12	2,298
CITI	NOK	(963,934)	USD	167,460	1/13/12	6,377
CITI	NZD	81,406	USD	(63,443)	1/13/12	(144)
GSC	AUD	(301,429)	USD	308,384	1/13/12	636
GSC	GBP	88,163	USD	(138,036)	1/13/12	(1,116)
GSC	NOK	(387,520)	USD	67,320	1/13/12	2,561
HSBC	AUD	(573,379)	USD	587,553	1/13/12	2,153
HSBC	EUR	(120,121)	USD	161,979	1/13/12	6,503
HSBC	NOK	(471,429)	USD	82,079	1/13/12	3,298
JPMC	CAD	(154,873)	USD	152,744	1/13/12	770
JPMC	EUR	(205,487)	USD	276,975	1/13/12	11,009
JPMC	MXN	(2,070,180)	USD	153,398	1/13/12	5,236
JPMC	NOK	(1,983,608)	USD	345,173	1/13/12	13,692
MNB	BRL	(8,512)	USD	4,520	1/3/12	(43)
MNB	MYR	(1,570)	USD	494	1/3/12	(1)
MSC	AUD	(123,255)	USD	126,381	1/13/12	542
MSC	EUR	(547,256)	USD	737,498	1/13/12	29,171
MSC	GBP	(58,800)	USD	92,214	1/13/12	895
MSC	JPY	26,777,080	USD	(344,291)	1/13/12	3,720
MSC	KRW	238,974,400	USD	(213,171)	1/13/12	(7,249)
MSC	NOK	(1,716,191)	USD	298,609	1/13/12	11,816

						$169,919

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5 Euro-Bund	$903,282	$899,728	3/13/12	$(3,554)
21 U.S. Treasury Long Bonds	3,019,174	3,041,062	3/30/12	21,888

	$3,922,456			$18,334

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
MSC	CDX.EM.16	USD 150,000	5.00%	12/20/16	$960
MSC	CDX.NA.HY.17	3,160,500	5.00%	12/20/16	(96,073)
MSC	ITRAXX Europe Crossover Financials 16.1 5 yr CDS	EUR 435,000	5.00%	12/20/16	(2,174)
MSC	ITRAXX Europe Subordinate Financials 16.1 5 yr CDS	EUR 1,905,000	5.00%	12/20/16	30,048
MSC	Japan 5 yr CDS	USD 160,000	1.00%	9/20/16	1,474
MSC	Kingdom of Belgium 5 yr CDS	292,000	1.00%	12/20/16	(1,900)
MSC	Kingdom of Spain 5 yr CDS	603,000	1.00%	6/20/16	28,816
MSC	Republic of France 5 yr CDS	675,000	0.25%	9/20/16	7,910
MSC	Republic of France 5 yr CDS	154,000	0.25%	12/20/16	896
MSC	Republic of Italy 5 yr CDS	160,000	1.00%	9/20/16	7,799

Total					$(22,244)

The use of foreign currency exchange contracts, futures contracts and swaps contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CITI–Citibank

CLP–Chilean Peso

EM–Emerging Markets

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

HY–High Yield

IDR–Indonesian Rupiah

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transaction, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NCUA–National Credit Union Administration

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Foundation® Aggressive Allocation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$5,204,831
Interest	2,836,114
Foreign tax withheld	(203,703)

7,837,242

EXPENSES:
Management fees	2,123,226
Accounting and administration expenses	128,993
Reports and statements to shareholders	95,135
Distribution expenses-Service Class	83,844
Custodian fees	71,131
Pricing fees	40,767
Professional fees	36,761
Trustees’ fees	8,743
Other	19,998

2,608,598
Less expenses waived/reimbursed	(458,148)

Total operating expenses	2,150,450

NET INVESTMENT INCOME	5,686,792

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	11,190,771
Futures contracts	395,586
Foreign currencies	(486,822)
Options written	6,871
Swap contracts	80,904

Net realized gain	11,187,310
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(21,965,141)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(10,777,831)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,091,039)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,686,792	$6,143,779
Net realized gain on investments and foreign currencies	11,187,310	16,603,904
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(21,965,141)	9,935,738

Net increase (decrease) in net assets resulting from operations	(5,091,039)	32,683,421

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,162,193)	(6,626,435)
Service Class	(587,336)	(858,324)

	(5,749,529)	(7,484,759)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,162,052	18,745,009
Service Class	6,578,930	7,069,279
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,162,193	6,626,435
Service Class	587,336	858,324

	29,490,511	33,299,047

Cost of shares repurchased:
Standard Class	(41,249,699)	(36,634,372)
Service Class	(13,026,279)	(16,121,612)

	(54,275,978)	(52,755,984)

Decrease in net assets derived from capital share transactions	(24,785,467)	(19,456,937)

NET INCREASE (DECREASE) IN NET ASSETS	(35,626,035)	5,741,725
NET ASSETS:
Beginning of year	294,158,469	288,416,744

End of year (including undistributed net investment income of $403,345 and $1,066,985, respectively)	$258,532,434	$294,158,469

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09[2]	12/31/08	12/31/07
Net asset value, beginning of period	$12.376	$11.303	$8.695	$15.589	$15.646

Income (loss) from investment operations:
Net investment income[3]	0.255	0.257	0.200	0.275	0.301
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.508)	1.138	2.575	(5.059)	0.668

Total from investment operations	(0.253)	1.395	2.775	(4.784)	0.969

Less dividends and distributions from:
Net investment income	(0.268)	(0.322)	(0.167)	(0.828)	(0.272)
Net realized gain on investments	—	—	—	(1.267)	(0.754)
Return on capital	—	—	—	(0.015)	—

Total dividends and distributions	(0.268)	(0.322)	(0.167)	(2.110)	(1.026)

Net asset value, end of period	$11.855	$12.376	$11.303	$8.695	$15.589

Total return[4]	(2.03% )	12.48%	31.99%	(33.22% )	6.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$229,418	$257,945	$246,994	$158,129	$280,964
Ratio of expenses to average net assets	0.73%	0.73%	0.79%	0.85%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.89%	0.93%	0.93%	0.85%	0.87%
Ratio of net investment income to average net assets	2.04%	2.23%	2.07%	2.10%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.88%	2.03%	1.93%	2.10%	1.88%
Portfolio turnover	81%	95%	185%	116%	99%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1 (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09[2]	12/31/08	12/31/07
Net asset value, beginning of period	$12.371	$11.300	$8.696	$15.573	$15.631

Income (loss) from investment operations:
Net investment income[3]	0.223	0.228	0.176	0.243	0.261
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.506)	1.136	2.573	(5.048)	0.667

Total from investment operations	(0.283)	1.364	2.749	(4.805)	0.928

Less dividends and distributions from:
Net investment income	(0.237)	(0.293)	(0.145)	(0.788)	(0.232)
Net realized gain on investments	—	—	—	(1.267)	(0.754)
Return on capital	—	—	—	(0.017)	—

Total dividends and distributions	(0.237)	(0.293)	(0.145)	(2.072)	(0.986)

Net asset value, end of period	$11.851	$12.371	$11.300	$8.696	$15.573

Total return[4]	(2.27% )	12.21%	31.66%	(33.38% )	6.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,114	$36,213	$41,423	$46,292	$63,912
Ratio of expenses to average net assets	0.98%	0.98%	1.04%	1.10%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.14%	1.18%	1.18%	1.10%	1.12%
Ratio of net investment income to average net assets	1.79%	1.98%	1.82%	1.85%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.63%	1.78%	1.68%	1.85%	1.63%
Portfolio turnover	81%	95%	185%	116%	99%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its sevices, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to walve 0.10% of average daily not assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $28,310 and $2,004, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$117,371
Distribution fees payable to LFD	6,190

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $193,568,491 and sales of $221,509,795 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $33,721,441 and sales of $30,556,083 of long-term U.S. government securities.

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2011, the cost of investments for federal income tax purposes was $234,784,900. At December 31, 2011, net unrealized appreciation was $26,979,878, of which $40,830,455 related to unrealized appreciation of investments and $13,850,577 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$11,790,815	$100,172	$11,890,987
Common Stock	172,430,235	105,093	49,350	172,584,678
Corporate Debt	21,712	30,867,079	—	30,888,791
Foreign Debt	—	9,808,617	—	9,808,617
Investment Companies	22,455,132	—	—	22,455,132
U.S. Treasury Obligations	—	4,910,428	—	4,910,428
Other	62,345	—	66,303	128,648
Short-Term Investments	22,557	9,074,940	—	9,097,497

Total	$194,991,981	$66,556,972	$215,825	$261,764,778

Foreign Currency Exchange Contracts	$—	$169,919	$—	$169,919

Futures Contracts	$18,334	$—	$—	$18,334

Swap Contracts	$—	$(22,244)	$—	$(22,244)

Options Written	$(4,344)	$—	$—	$(4,344)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- & Mortgage- Backed Securities	Common Stock	Corporate Debt	Other	Total
Balance as of 12/31/10	$—	$—	$105,000	$—	$105,000
Purchases	101,698	136,500	—	—	238,198
Sales	—	(61,290)	(106,050)	—	(167,340)
Net realized gain (loss)	—	(1,710)	1,050	—	(660)
Transfers into Level 3	—	—	—	24,243	24,243
Net change in unrealized appreciation/depreciation	(1,526)	(24,150)	—	42,060	16,384

Balance as of 12/31/11	$100,172	$49,350	$—	$66,303	$215,825

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(1,526)	$(24,150)	$—	$42,060	$16,384

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LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2011, transfers into Level 3 investments from Level 1 investments were made in the amount of $24,243 for the Fund. This was due to lack of market activity in 2011 compared to 2010.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$5,749,529	$7,484,759

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$264,800,123
Undistributed ordinary income	950,060
Other temporary differences	(126,950)
Post-October losses	(930,501)
Capital loss carryforwards	(33,134,695)
Unrealized appreciation of investments and foreign currencies	26,974,397

Net assets	$258,532,434

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, tax treatment of CDS contracts, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts and unrealized gain on passive foreign investment companies.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, foreign capital gain taxes, paydown gain (loss) on asset- and mortgage-backed securities and swaps. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(600,903)	$600,903

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $12,170,542 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $33,134,695 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,372,038	1,609,837
Service Class	526,970	610,250
Shares issued upon reinvestment of dividends and distributions:
Standard Class	436,986	557,579
Service Class	49,797	72,463

	2,385,791	2,850,129

Shares repurchased:
Standard Class	(3,299,430)	(3,177,408)
Service Class	(1,047,410)	(1,421,032)

	(4,346,840)	(4,598,440)

Net decrease	(1,961,049)	(1,748,311)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options during the year ended December 31, 2011 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2010	—	$—
Options written	22	16,199
Options expired	(13)	(8,257)
Options terminated in closing purchase transactions	(2)	(463)

Options outstanding at December 31, 2011	7	$7,479

Swap Contracts–The Fund may enter into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps.    Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at December 31, 2011.

Credit Default Swaps.    A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, net unrealized depreciation of CDS contracts was $22,244. The Fund has received $510,000 in securities as collateral for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2011, the Fund would have received USD 5,354,500 and EUR 2,340,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally.    Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP Delaware Foundation® Aggressive Allocation Fund–40

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$169,963	Liabilities net of receivables and other assets	$(44)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	18,334	Liabilities net of receivables and other assets	—
Interest rate contracts (Options written)	Options written, at value	—	Options written, at value	(4,344)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(22,244)

Total		$188,297		$(26,632)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation /depreciation of investments and foreign currencies	$(508,169	)*	$266,054
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	395,586		(40,812)
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation/depreciation of investments and foreign currencies	6,871		3,135
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	80,904		(22,244)

Total		$(24,808)		$206,133

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	1,789,487	USD	9,036,910
Futures contracts (average notional value)		2,859,223		2,002,456
Options Written (average notional value)		1,055		425
Swap contracts (average notional amount)		6,349		2,700,248
Swap Contracts (average notional amount)	EUR	—	EUR	492,143

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Delaware Foundation® Aggressive Allocation Fund–43

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight an compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation agreement for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver and expense limitation, were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Foundation® Aggressive Allocation Fund–44

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economics of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economics of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a Series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper peer group of mixed-asset target allocation growth funds, a Lipper index and a blended index. The Board noted that the Fund’s return for all periods was above the average of the Lipper performance group. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fee expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and conclude that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Foundation® Aggressive Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–46

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund–47

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 2.23% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Conservative Composite1 returned 2.08%.

The financial markets delivered patchy performance during 2011. In terms of benchmark returns, fixed-income indices outperformed U.S. equities, which in turn outperformed international equity indices. U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index2) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index3). U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index4) generated a higher total return than U.S. large-cap value equities (as measured by the Russell 1000® Value Index5) or U.S. small-cap equities (as measured by the Russell 2000® Index6). Developed-market value equities (as measured by the MSCI EAFE Value Index7) narrowly beat developed-market growth equities (as measured by the MSCI EAFE Growth Index8) while emerging-market equities (as measured by the MSCI Emerging Markets Index9) delivered the worst overall performance returns among these various benchmarks.

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. remains unusually high, the outlook for real estate is still hazy, and the prolonged negotiations over the debt ceiling during the summer resulted in one rating agency downgrading the U.S. by one notch. Separately, investors were also worried about the fiscal position of numerous countries in continental Europe, and the possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The portfolio holdings were roughly neutral in terms of the active weight in U.S. large-cap equities, but became increasingly underweight in developed-market equities. The Fund was overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with positive performance coming from the U.S. large-cap growth, U.S. large-cap value, and fixed income sleeves. Security selection in the international value sleeve made a negative contribution to the portfolio’s overall performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium-term, and the current volatility levels for the different asset classes in the Fund. As a general matter, the portfolio managers continue to believe that over a medium-term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,724. For comparison look at how the Conservative Composite and Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased $17,923 and $17,531, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+2.23%
Five Years	+1.16%
Ten Years	+3.94%

Service Class Shares
One Year	+1.98%
Five Years	+0.88%
Inception (5/19/04)	+3.87%

1

The Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Conservative Composite is constructed as follows: 5% Russell 1000® Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 3% Russell 2000® Index, 6% MSCI EAFE Growth Index (net dividends), 9% MSCI EAFE Value Index (net dividends), 5% MSCI Emerging Markets Index (net dividends), 58% Barclays Capital U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

2	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

5	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

6	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

7	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

8	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

9	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)	2012 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$973.90	0.73%	$3.63
Service Class Shares	1,000.00	972.60	0.98%	4.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation

As of December 31, 2011

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	33.13%
U.S. Markets	21.05%
Aerospace & Defense	0.72%
Air Freight & Logistics	0.21%
Auto Components	0.03%
Automobiles	0.06%
Beverages	0.15%
Biotechnology	0.26%
Building Products	0.04%
Capital Markets	0.30%
Chemicals	0.37%
Commercial Banks	0.35%
Commercial Services & Supplies	0.29%
Communications Equipment	1.02%
Computers & Peripherals	0.79%
Construction & Engineering	0.10%
Consumer Finance	0.04%
Containers & Packaging	0.06%
Diversified Consumer Services	0.29%
Diversified Financial Services	0.57%
Diversified Telecommunication Services	0.56%
Electric Utilities	0.49%
Electrical Equipment	0.04%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.26%
Food & Staples Retailing	0.71%
Food Products	0.63%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.34%
Health Care Providers & Services	0.65%
Health Care Technology	0.02%
Hotels, Restaurants & Leisure	0.26%
Household Durables	0.05%
Household Products	0.40%
Industrial Conglomerates	0.07%
Insurance	0.85%
Internet & Catalog Retail	0.28%
Internet Software & Services	1.10%
IT Services	1.00%
Life Sciences Tools & Services	0.05%
Machinery	0.37%
Media	0.44%
Metals & Mining	0.07%
Multiline Retail	0.23%
Multi-Utilities	0.08%
Office Electronics	0.20%
Oil, Gas & Consumable Fuels	1.82%
Personal Products	0.17%
Pharmaceuticals	1.42%
Professional Services	0.10%

Security Type/Sector	Percentage of Net Assets
Real Estate Investment Trusts	0.23%
Road & Rail	0.08%
Semiconductors & Semiconductor Equipment	0.37%
Software	0.70%
Specialty Retail	0.58%
Textiles, Apparel & Luxury Goods	0.29%
Thrifts & Mortgage Finance	0.04%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.31%
Developed Markets	7.23%
Air Freight & Logistics	0.17%
Airlines	0.10%
Auto Components	0.07%
Automobiles	0.30%
Beverages	0.18%
Biotechnology	0.03%
Building Products	0.14%
Chemicals	0.25%
Commercial Banks	0.50%
Construction Materials	0.05%
Containers & Packaging	0.22%
Electrical Equipment	0.09%
Energy Equipment & Services	0.07%
Food & Staples Retailing	0.22%
Food Products	0.46%
Household Durables	0.11%
Industrial Conglomerates	0.04%
Insurance	0.09%
IT Services	0.42%
Life Sciences Tools & Services	0.01%
Machinery	0.04%
Marine	0.01%
Media	0.32%
Metals & Mining	0.46%
Multiline Retail	0.23%
Multi-Utilities	0.27%
Oil, Gas & Consumable Fuels	0.21%
Pharmaceuticals	1.11%
Professional Services	0.17%
Road & Rail	0.20%
Semiconductors & Semiconductor Equipment	0.03%
Textiles, Apparel & Luxury Goods	0.17%
Trading Companies & Distributors	0.16%
Wireless Telecommunication Services	0.33%
Emerging Markets	4.85%
Airlines	0.03%
Automobiles	0.00%
Beverages	0.20%
Chemicals	0.10%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Emerging Markets (continued)
Commercial Banks	0.63%
Communications Equipment	0.04%
Construction & Engineering	0.02%
Construction Materials	0.09%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.31%
Electric Utilities	0.05%
Electronic Equipment, Instruments & Components	0.12%
Food & Staples Retailing	0.05%
Food Products	0.17%
Hotels, Restaurants & Leisure	0.09%
Household Durables	0.07%
Independent Power Producers & Energy Traders	0.02%
Industrial Conglomerates	0.01%
Insurance	0.06%
Internet & Catalog Retail	0.09%
Internet Software & Services	0.13%
Machinery	0.04%
Marine	0.03%
Media	0.09%
Metals & Mining	0.31%
Multiline Retail	0.00%
Oil, Gas & Consumable Fuels	1.05%
Paper & Forest Products	0.04%
Pharmaceuticals	0.01%
Real Estate Management & Development	0.11%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.34%
Software	0.05%
Tobacco	0.07%
Wireless Telecommunication Services	0.38%
Convertible Preferred Stock	0.13%
Exchange-Traded Funds	4.53%
Preferred Stock	0.33%
Right	0.00%
Agency Collateralized Mortgage Obligations	0.89%
Agency Mortgage-Backed Securities	5.94%
Commercial Mortgage-Backed Securities	2.45%
Convertible Bonds	1.03%
Corporate Bonds	29.74%
Aerospace & Defense	0.13%
Airlines	0.06%
Auto Components	0.44%
Automobiles	0.22%
Beverages	0.35%
Building Products	0.12%
Capital Markets	0.74%
Chemicals	0.97%
Commercial Banks	2.43%
Commercial Services & Supplies	0.50%

Security Type/Sector	Percentage of Net Assets
Communications Equipment	0.14%
Computers & Peripherals	0.32%
Construction Materials	0.26%
Consumer Finance	0.23%
Containers & Packaging	0.25%
Diversified Consumer Services	0.16%
Diversified Financial Services	1.78%
Diversified Telecommunication Services	1.45%
Electric Utilities	1.67%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.42%
Food & Staples Retailing	0.49%
Food Products	0.43%
Gas Utilities	0.25%
Health Care Equipment & Supplies	0.93%
Health Care Providers & Services	0.85%
Hotels, Restaurants & Leisure	0.63%
Household Durables	0.58%
Independent Power Producers & Energy Traders	0.14%
Insurance	0.98%
Internet Software & Services	0.18%
IT Services	0.18%
Life Sciences Tools & Services	0.22%
Machinery	0.09%
Media	1.16%
Metals & Mining	1.29%
Multiline Retail	0.08%
Multi-Utilities	0.55%
Office Electronics	0.18%
Oil, Gas & Consumable Fuels	4.11%
Paper & Forest Products	0.42%
Pharmaceuticals	0.26%
Real Estate Investment Trusts	1.26%
Real Estate Management & Development	0.07%
Road & Rail	0.24%
Semiconductors & Semiconductor Equipment	0.31%
Textiles, Apparel & Luxury Goods	0.15%
Trading Companies & Distributors	0.06%
Wireless Telecommunication Services	0.93%
Municipal Bond	0.16%
Non-Agency Asset-Backed Securities	0.80%
Non-Agency Collateralized Mortgage Obligations	0.40%
Regional Bonds	2.64%
Senior Secured Loans	2.40%
Sovereign Bonds	7.16%
Supranational Banks	0.49%
U.S. Treasury Obligations	4.48%
Short-Term Investments	6.27%
Total Value of Securities	102.97%

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Written Options	(0.00%)
Liabilities Net of Receivables and Other Assets	(2.97%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	0.71%
Google Class A	0.48%
QUALCOMM	0.43%
Lowe’s	0.39%
CGI Group Class A	0.36%
MasterCard Class A	0.36%
Visa Class A	0.36%
EOG Resources	0.34%
Pfizer	0.34%
AT&T	0.33%
Total	4.10%

Geography	Percentage of Net Assets
Argentina	0.04%
Australia	2.47%
Bermuda	0.18%
Brazil	1.71%
Canada	3.33%
Cayman Islands	0.59%
Chile	0.36%
China	0.76%
Colombia	0.16%
Curacao	0.16%
Denmark	0.20%
Finland	0.22%
France	1.66%
Germany	0.85%
Greece	0.01%
Hong Kong	0.51%
Hungary	0.02%
India	0.13%
Indonesia	0.22%
Ireland	0.20%
Israel	0.30%
Italy	0.13%
Japan	1.02%
Jersey	0.04%
Liberia	0.00%
Luxembourg	0.32%
Malaysia	0.19%
Mexico	0.96%

Geography	Percentage of Net Assets
Netherlands	0.14%
New Zealand	0.08%
Norway	1.53%
Panama	0.35%
Peru	0.27%
Philippines	0.44%
Poland	0.41%
Qatar	0.14%
Republic of Korea	1.13%
Russia	0.63%
Singapore	0.03%
South Africa	0.97%
Spain	0.34%
Supranational	0.49%
Sweden	0.63%
Switzerland	0.68%
Taiwan	0.40%
Thailand	0.18%
Turkey	0.18%
United Kingdom	2.57%
United States	68.25%
Uruguay	0.12%
Total	96.70%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–33.13%
U.S. MARKETS–21.05%
Aerospace & Defense–0.72%
Ducommun	1,150	$14,663
†Esterline Technologies	1,830	102,425
Honeywell International	4,350	236,423
†KEYW Holding	4,120	30,488
Lockheed Martin	1,650	133,485
Northrop Grumman	12,600	736,848
Raytheon	16,300	788,593
Rockwell Collins	1,200	66,444
Triumph Group	2,790	163,076
United Technologies	4,400	321,596

		2,594,041

Air Freight & Logistics–0.21%
Expeditors International Washington	12,950	530,432
FedEx	1,450	121,090
†Hub Group Class A	3,210	104,100

		755,622

Auto Components–0.03%
Cooper Tire & Rubber	3,380	47,354
†Tenneco	2,400	71,472

		118,826

Automobiles–0.06%
†Ford Motor	19,600	210,896

		210,896

Beverages–0.15%
Coca-Cola	2,600	181,922
PepsiCo	5,600	371,560

		553,482

Biotechnology–0.26%
†Acorda Therapeutics	2,520	60,077
Amgen	3,200	205,471
†Celgene	2,650	179,140
†Gilead Sciences	4,780	195,645
†Incyte	4,570	68,596
†ONYX Pharmaceuticals	2,560	112,512
†Spectrum Pharmaceuticals	4,950	72,419
†Vertex Pharmaceuticals	1,800	59,778

		953,638

Building Products–0.04%
AAON	3,770	77,247
†Gibraltar Industries	4,130	57,655

		134,902

Capital Markets–0.30%
Apollo Investment	7,410	47,720
Bank of New York Mellon	38,500	766,535

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
BlackRock	1,200	$213,888
†Piper Jaffray	2,340	47,268

		1,075,411

Chemicals–0.37%
Celanese Class A	3,900	172,653
duPont (E.I.) deNemours	19,078	873,391
Eastman Chemical	2,900	113,274
†Ferro	8,270	40,440
Innophos Holdings	790	38,362
Koppers Holdings	1,330	45,699
†TPC Group	2,560	59,725

		1,343,544

Commercial Banks–0.35%
†BBCN Bancorp	3,890	36,761
Cardinal Financial	5,570	59,822
City Holding	1,640	55,580
Home Bancshares	2,460	63,739
@Independent Bank	2,480	67,679
M&T Bank	1,450	110,693
Park National	1,210	78,723
Prosperity Bancshares	2,280	91,998
Susquehanna Bancshares	8,670	72,655
†Texas Capital Bancshares	2,610	79,892
Trustmark	3,850	93,517
Webster Financial	3,890	79,317
Wells Fargo	14,350	395,486

		1,285,862

Commercial Services & Supplies–0.29%
McGrath RentCorp	1,540	44,645
Republic Services	3,600	99,180
†Tetra Tech	2,680	57,861
United Stationers	2,970	96,703
US Ecology	3,290	61,786
Waste Management	21,100	690,181

		1,050,356

Communications Equipment–1.02%
Adtran	2,800	84,448
Cisco Systems	43,400	784,672
Motorola Solutions	15,800	731,382
†NETGEAR	1,650	55,391
Plantronics	2,210	78,764
†Polycom	21,100	343,930
QUALCOMM	28,340	1,550,198
†ViaSat	1,450	66,874

		3,695,659

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Computers & Peripherals–0.79%
†Apple	6,365	$2,577,825
†EMC	12,150	261,711
†Synaptics	1,370	41,306

		2,880,842

Construction & Engineering–0.10%
Fluor	2,700	135,675
Granite Construction	1,690	40,087
†MYR Group	3,810	72,923
†Tutor Perini	2,480	30,603
†URS	2,550	89,556

		368,844

Consumer Finance–0.04%
Capital One Financial	3,050	128,985

		128,985

Containers & Packaging–0.06%
Boise	8,460	60,235
†Owens-Illinois	4,450	86,241
Silgan Holdings	2,080	80,371

		226,847

Diversified Consumer Services–0.29%
†Apollo Group Class A	19,400	1,045,078

		1,045,078

Diversified Financial Services–0.57%
CME Group	2,900	706,643
†IntercontinentalExchange	8,500	1,024,675
JPMorgan Chase	10,500	349,125

		2,080,443

Diversified Telecommunication Services–0.56%
AT&T	39,707	1,200,740
Atlantic Tele-Network	1,220	47,641
Verizon Communications	19,060	764,687

		2,013,068

Electric Utilities–0.49%
Cleco	2,310	88,011
Edison International	18,000	745,200
Exelon	3,350	145,290
Progress Energy	13,400	750,668
UIL Holdings	1,690	59,775

		1,788,944

Electrical Equipment–0.04%
Acuity Brands	1,460	77,380
Roper Industries	800	69,496

		146,876

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Electronic Equipment, Instruments & Components–0.06%
†Anixter International	1,460	$87,074
†FARO Technologies	1,770	81,420
†Rofin-Sinar Technologies	1,820	41,587

		210,081

Energy Equipment & Services–0.26%
Baker Hughes	1,500	72,960
Bristow Group	1,960	92,884
†Key Energy Services	7,010	108,445
Lufkin Industries	980	65,964
National Oilwell Varco	1,950	132,581
†Pioneer Drilling	8,800	85,184
†RigNet	3,570	59,762
Schlumberger	4,900	334,718

		952,498

Food & Staples Retailing–0.71%
Casey’s General Stores	2,210	113,837
CVS Caremark	25,590	1,043,560
†Fresh Market	1,480	59,052
Safeway	37,600	791,104
†Susser Holdings	4,250	96,135
Walgreen	14,100	466,146

		2,569,834

Food Products–0.63%
Archer-Daniels-Midland	35,200	1,006,720
Bunge	4,100	234,520
General Mills	5,300	214,173
J&J Snack Foods	1,640	87,379
Kraft Foods	20,300	758,408

		2,301,200

Gas Utilities–0.03%
AGL Resources	2,950	124,667

		124,667

Health Care Equipment & Supplies–0.34%
†Align Technology	4,140	98,222
Baxter International	14,200	702,616
†Conmed	2,470	63,405
†CryoLife	6,850	32,880
†Haemonetics	1,220	74,688
†Merit Medical Systems	5,497	73,550
†Quidel	4,690	70,960
†SonoSite	1,170	63,016
West Pharmaceutical Services	1,880	71,346

		1,250,683

Health Care Providers & Services–0.65%
†Air Methods	1,100	92,895
AmerisourceBergen	3,300	122,727

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
†AMN Healthcare Services	10,510	$46,559
Cardinal Health	16,700	678,187
†Catalyst Health Solutions	1,570	81,640
†Express Scripts	5,050	225,685
Quest Diagnostics	12,600	731,557
UnitedHealth Group	7,150	362,362

		2,341,612

Health Care Technology–0.02%
Quality Systems	1,880	69,541

		69,541

Hotels, Restaurants & Leisure–0.26%
†AFC Enterprises	6,400	94,080
†Bally Technologies	1,060	41,934
†Buffalo Wild Wings	900	60,759
CEC Entertainment	1,920	66,144
†Cheesecake Factory	1,810	53,124
†Jack in the Box	3,250	67,925
McDonald’s	3,350	336,105
†Shuffle Master	7,080	82,978
Starbucks	3,400	156,434

		959,483

Household Durables–0.05%
Jarden	5,850	174,798

		174,798

Household Products–0.40%
Kimberly-Clark	13,400	985,704
Procter & Gamble	7,170	478,311

		1,464,015

Industrial Conglomerates–0.07%
General Electric	13,350	239,098

		239,098

Insurance–0.85%
AFLAC	4,250	183,855
Allstate	26,500	726,365
American Equity Investment Life Holding	6,700	69,680
Marsh & McLennan	23,700	749,394
Primerica	3,150	73,206
ProAssurance	890	71,040
Prudential Financial	5,150	258,118
Travelers	15,955	944,057

		3,075,715

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet & Catalog Retail–0.28%
Expedia	2,950	$85,609
†OpenTable	600	23,478
†priceline.com	1,775	830,185
†TripAdvisor	2,950	74,370

		1,013,642

Internet Software & Services–1.10%
†comScore	2,610	55,332
†Google Class A	2,670	1,724,552
j2 Global	3,120	87,797
†Liquidity Services	1,700	62,730
†LogMeln	2,280	87,894
†QuinStreet	5,650	52,884
†ValueClick	4,270	69,558
VeriSign	29,300	1,046,596
†Vocus	3,240	71,572
†Yahoo	46,250	746,013

		4,004,928

IT Services–1.00%
†Cognizant Technology Solutions Class A	3,100	199,361
†ExlService Holdings	1,590	35,568
International Business Machines	740	136,071
MasterCard Class A	3,475	1,295,550
Syntel	1,150	53,786
†TeleTech Holdings	4,440	71,928
†Teradata	10,700	519,057
Visa Class A	13,000	1,319,890

		3,631,211

Life Sciences Tools & Services–0.05%
†Thermo Fisher Scientific	4,150	186,625

		186,625

Machinery–0.37%
Barnes Group	3,520	84,867
Caterpillar	7,100	643,260
†Chart Industries	1,360	73,535
†Columbus McKinnon	4,030	51,141
Cummins	1,550	136,431
Deere	2,950	228,183
ESCO Technologies	1,940	55,833
†Kadant	3,040	68,734

		1,341,984

Media–0.44%
Cinemark Holdings	3,040	56,210
Comcast Class A	32,400	768,204
Comcast Special Class	13,800	325,128
†Knology	5,140	72,988

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Media (continued)
National CineMedia	4,040	$50,096
Regal Entertainment Group Class A	3,750	44,775
Viacom Class B	6,100	277,001

		1,594,402

Metals & Mining–0.07%
†Castle (A.M.)	6,530	61,774
Cliffs Natural Resources	1,850	115,348
†Coeur d’Alene Mines	2,710	65,419

		242,541

Multiline Retail–0.23%
DSW Class A	1,630	72,062
Kohl’s	3,200	157,920
Macy’s	6,900	222,042
Nordstrom	4,300	213,753
Target	3,550	181,831

		847,608

Multi-Utilities–0.08%
MDU Resources Group	5,300	113,738
NorthWestern	1,570	56,190
OGE Energy	2,350	133,269

		303,197

Office Electronics–0.20%
Xerox	91,900	731,524

		731,524

Oil, Gas & Consumable Fuels–1.82%
Berry Petroleum Class A	1,920	80,678
†Carrizo Oil & Gas	3,110	81,949
Chevron	10,421	1,108,794
ConocoPhillips	10,100	735,987
El Paso	21,200	563,284
EOG Resources	12,450	1,226,450
Exxon Mobil	7,050	597,558
Hess	2,450	139,160
Marathon Oil	28,315	828,780
†Newfield Exploration	3,750	141,488
Occidental Petroleum	2,600	243,620
†Rosetta Resources	1,450	63,075
†Swift Energy	1,510	44,877
Williams	23,100	762,762

		6,618,462

Personal Products–0.17%
Avon Products	31,100	543,317
†Prestige Brands Holdings	6,820	76,861

		620,178

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals–1.42%
Abbott Laboratories	4,750	$267,093
Allergan	13,100	1,149,394
Johnson & Johnson	12,189	799,355
Merck	31,197	1,176,127
Perrigo	4,950	481,635
Pfizer	56,744	1,227,939
†Salix Pharmaceuticals	870	41,630

		5,143,173

Professional Services–0.10%
†CRA International	1,830	36,307
†Kforce	6,150	75,830
Manpower	2,000	71,500
†RPX	1,330	16,825
Towers Watson Class A	2,650	158,814

		359,276

Real Estate Investment Trusts–0.23%
DCT Industrial Trust	13,120	67,174
DuPont Fabros Technology	3,240	78,473
EastGroup Properties	1,990	86,525
Entertainment Properties Trust	1,960	85,672
Home Properties	1,720	99,020
Host Hotels & Resorts	11,680	172,514
LaSalle Hotel Properties	3,580	86,672
Sabra Health Care REIT	0	4
Sovran Self Storage	2,220	94,727
Tanger Factory Outlet Centers	2,730	80,044

		850,825

Road & Rail–0.08%
Hunt (J.B.) Transport Services	2,200	99,154
Union Pacific	1,650	174,801

		273,955

Semiconductors & Semiconductor Equipment–0.37%
†Amkor Technology	12,580	54,849
†Applied Micro Circuits	9,760	65,587
†Cirrus Logic	3,020	47,867
Intel	39,811	965,417
†IXYS	5,150	55,775
†MEMC Electronic Materials	16,800	66,192
†Semtech	2,800	69,496

		1,325,183

Software–0.70%
†Adobe Systems	22,500	636,075
Intuit	17,700	930,842
Microsoft	18,950	491,942
†Nuance Communications	4,000	100,640
†Progress Software	3,355	64,919

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†SolarWinds	1,830	$51,149
†SS&C Technologies Holdings	4,780	86,327
†SuccessFactors	1,170	46,648
†Symantec	8,250	129,113

		2,537,655

Specialty Retail–0.58%
Big 5 Sporting Goods	4,100	42,804
†Jos. A Bank Clothiers	1,880	91,669
Lowe’s	55,200	1,400,976
Staples	39,600	550,044

		2,085,493

Textiles, Apparel & Luxury Goods–0.29%
†G-III Apparel Group	3,180	79,214
†Iconix Brand Group	5,090	82,916
Jones Group	2,240	23,632
NIKE Class B	7,400	713,138
†Perry Ellis International	3,960	56,311
†Steven Madden	3,045	105,053

		1,060,264

Thrifts & Mortgage Finance–0.04%
Dime Community Bancshares	4,880	61,488
Flushing Financial	5,510	69,591

		131,079

Trading Companies & Distributors–0.05%
Applied Industrial Technologies	2,980	104,807
†Titan Machinery	3,030	65,842

		170,649

Wireless Telecommunication Services–0.31%
†Crown Castle International	24,000	1,075,201
NTELOS Holdings	2,280	46,466

		1,121,667

Total U.S. Markets (Cost $59,580,153)		76,380,912

§DEVELOPED MARKETS–7.23%
Air Freight & Logistics–0.17%
Deutsche Post	40,620	624,536

		624,536

Airlines–0.10%
Copa Holdings Class A	6,400	375,488

		375,488

Auto Components–0.07%
Sumitomo Rubber Industries	22,551	270,752

		270,752

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Automobiles–0.30%
Bayerische Motoren Werke	5,929	$397,171
Toyota Motor	20,500	683,245

		1,080,416

Beverages–0.18%
Coca-Cola Amatil	54,212	638,175

		638,175

Biotechnology–0.03%
†Alkermes	6,080	105,549

		105,549

Building Products–0.14%
Asahi Glass	33,000	277,001
Cie de Saint-Gobain	6,445	247,439

		524,440

Chemicals–0.25%
Agrium	2,300	154,353
Israel Chemicals	9,100	94,318
Syngenta ADR	10,900	642,446

		891,117

Commercial Banks–0.50%
Mitsubishi UFJ Financial Group	145,900	619,922
Nordea Bank	67,885	525,262
Standard Chartered	29,798	652,137

		1,797,321

Construction Materials–0.05%
Lafarge	5,463	192,027

		192,027

Containers & Packaging–0.22%
Rexam	146,964	805,343

		805,343

Electrical Equipment–0.09%
Alstom	11,131	337,526

		337,526

Energy Equipment & Services–0.07%
†Nabors Industries	6,100	105,774
Noble	4,700	142,034

		247,808

Food & Staples Retailing–0.22%
Tesco	130,166	815,697

		815,697

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food Products–0.46%
Aryzta	17,743	$857,633
Greggs	102,425	805,004

		1,662,637

Household Durables–0.11%
Techtronic Industries	390,500	401,732

		401,732

Industrial Conglomerates–0.04%
Koninklijke Philips Electronics	7,480	157,600

		157,600

Insurance–0.09%
Alterra Capital Holdings	3,080	72,780
AXA	20,265	263,450

		336,230

IT Services–0.42%
Accenture Class A	3,600	191,628
†CGI Group Class A	68,894	1,298,419
†InterXion Holding	2,360	31,742

		1,521,789

Life Sciences Tools & Services–0.01%
†ICON ADR	3,180	54,410

		54,410

Machinery–0.04%
Vallourec	2,030	131,782

		131,782

Marine–0.01%
Box Ships	4,170	34,903

		34,903

Media–0.32%
Promotora de Informaciones ADR	2,300	11,132
Publicis Groupe	6,816	313,552
Vivendi	37,476	820,644

		1,145,328

Metals & Mining–0.46%
Anglo American ADR	4,600	85,036
†AuRico Gold	59,315	476,849
Rio Tinto	8,185	397,292
Yamana Gold	47,577	701,453

		1,660,630

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail–0.23%
Don Quijote	16,200	$555,928
PPR	1,939	277,671

		833,599

Multi-Utilities–0.27%
National Grid	99,697	967,840

		967,840

Oil, Gas & Consumable Fuels–0.21%
Total	14,738	753,420

		753,420

Pharmaceuticals–1.11%
Meda Class A	58,932	613,121
Novartis	14,200	811,861
Novo Nordisk ADR	6,200	714,612
Sanofi	12,021	882,893
Teva Pharmaceutical Industries ADR	24,500	988,820

		4,011,307

Professional Services–0.17%
Teleperformance	28,175	626,270

		626,270

Road & Rail–0.20%
East Japan Railway	11,467	730,098

		730,098

Semiconductors & Semiconductor Equipment–0.03%
Avago Technologies	3,400	98,124

		98,124

Textiles, Apparel & Luxury Goods–0.17%
Yue Yuen Industrial Holdings	197,000	622,711

		622,711

Trading Companies & Distributors–0.16%
ITOCHU	56,142	570,465

		570,465

Wireless Telecommunication Services–0.33%
China Mobile ADR	8,000	387,920
Vodafone Group	204,383	567,932
Vodafone Group ADR	8,600	241,058

		1,196,910

Total Developed Markets (Cost $24,850,669)		26,223,980

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS–4.85%
Airlines–0.03%
Gol Linhas Aereas Inteligentes ADR	15,700	$104,091

		104,091

Automobiles–0.00%
Oriental Holdings	720	1,217

		1,217

Beverages–0.20%
Fomento Economico Mexicano ADR	2,600	181,246
@Lotte Chilsung Beverage	304	384,179
Tsingtao Brewery	13,542	74,976
@United Spirits	8,706	80,779

		721,180

Chemicals–0.10%
Braskem ADR	6,700	94,470
@KCC	746	183,725
Petronas Chemicals Group	34,400	67,281

		345,476

Commercial Banks–0.63%
ABSA Group	4,585	80,084
Banco Bradesco ADR	6,133	102,298
Banco Santander Brasil ADR	23,700	192,918
Bangkok Bank	24,828	120,796
Bank of China	357,500	131,647
China Construction Bank	214,619	149,774
Grupo Financiero Banorte	26,900	81,444
@Hong Leong Bank	14,400	49,514
ICICI Bank ADR	3,100	81,933
Industrial & Commercial Bank of China	234,080	138,942
Itau Unibanco Holding ADR	6,000	111,360
@KB Financial Group ADR	9,522	298,419
Malayan Banking	35,454	95,961
OTP Bank	4,849	64,075
@Sberbank	111,844	251,649
Standard Bank Group	15,373	188,054
Turkiye Is Bankasi Class C	18,480	32,450
VTB Bank GDR	33,000	119,130

		2,290,448

Communications Equipment–0.04%
HTC	8,820	144,743

		144,743

Construction & Engineering–0.02%
†Empresas ADR	16,700	79,826

		79,826

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Construction Materials–0.09%
Cemex ADR	36,721	$197,925
Siam Cement NVDR	7,300	72,422
Ultratech Cement	2,063	45,393

		315,740

Diversified Financial Services–0.04%
Fubon Financial Holding	125,671	132,995

		132,995

Diversified Telecommunication Services–0.31%
China Telecom	140,000	79,675
Chunghwa Telecom ADR	3,898	129,725
China Unicom Hong Kong ADR	16,600	350,758
KT ADR	14,400	225,216
LG Uplus	21,563	137,646
Telefonica Brasil ADR	7,595	207,571

		1,130,591

Electric Utilities–0.05%
Centrais Eletricas Brasileiras ADR	7,200	69,912
Light	7,600	117,475

		187,387

Electronic Equipment, Instruments & Components–0.12%
Hon Hai Precision Industry	132,488	362,664
LG Display ADR	5,500	57,915

		420,579

Food & Staples Retailing–0.05%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,500	91,075
Wal-Mart de Mexico Series V	32,251	88,516

		179,591

Food Products–0.17%
Brazil Foods ADR	8,900	173,995
China Mengniu Dairy	31,000	72,485
@Cresud ADR	9,100	103,649
@Lotte Confectionery	137	201,733
Tingyi Cayman Islands Holding	26,606	80,846

		632,708

Hotels, Restaurants & Leisure–0.09%
†Ctrip.com International ADR	13,700	320,579

		320,579

Household Durables–0.07%
Cyrela	9,010	71,763
LG Electronics	1,395	89,530
@Turkiye Sise ve Cam Fabrikalari	51,654	78,098

		239,391

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Independent Power Producers & Energy Traders–0.02%
@Huaneng Power International ADR	3,500	$73,570

		73,570

Industrial Conglomerates–0.01%
@†Tianjin Development Holdings	56,000	28,914

		28,914

Insurance–0.06%
Cathay Financial Holding	69,615	75,166
#Samsung Life Insurance 144A	2,170	151,437

		226,603

Internet & Catalog Retail–0.09%
B2W Cia Global Do Varejo	8,905	43,015
Hyundai Home Shopping Network	2,490	285,676

		328,691

Internet Software & Services–0.13%
Alibaba.com	35,000	36,187
†Sina	2,500	130,000
†Sohu.com	6,400	320,000

		486,187

Machinery–0.04%
United Tractors	53,990	156,894

		156,894

Marine–0.03%
Santos Brasil Participacoes	8,200	108,573

		108,573

Media–0.09%
†Focus Media Holding ADR	2,900	56,521
Grupo Televisa ADR	12,200	256,932

		313,453

Metals & Mining–0.31%
Anglo American Platinum	1,068	70,383
ArcelorMittal South Africa	16,749	142,290
Cia de Minas Buenaventura ADR	3,000	115,020
@Gerdau	14,200	93,361
Gerdau ADR	10,300	80,443
Impala Platinum Holdings	3,681	76,309
MMC Norilsk Nickel ADR	5,805	88,875
Steel Authority of India	33,690	51,792
Vale ADR	19,100	409,695

		1,128,168

Multiline Retail–0.00%
†Magazine Luiza	3,000	15,361

		15,361

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels–1.05%
Banpu NVDR	14,515	$251,195
China Coal Energy	46,700	50,388
China Petroleum & Chemical ADR	300	31,515
CNOOC	319,000	557,776
CNOOC ADR	1,000	174,680
Gazprom ADR	25,400	271,297
†Jastrzebska Spolka Weglowa	2,500	60,926
LUKOIL ADR	2,200	117,040
PetroChina ADR	1,200	149,172
Petroleo Brasileiro SA ADR	27,455	682,257
Petroleo Brasileiro SP ADR	23,800	559,062
Polski Koncern Naftowy Orlen	7,906	77,665
PTT	14,313	144,264
PTT Exploration & Production	11,600	60,114
#Reliance Industries GDR 144A	7,500	199,500
Rosneft Oil GDR	27,500	181,500
Sasol ADR	3,600	170,640
Tambang Batubara Bukit Asam	42,000	80,364

		3,819,355

Paper & Forest Products–0.04%
Fibria Celulose ADR	20,647	160,427

		160,427

Pharmaceuticals–0.01%
Hypermarcas	11,200	51,095

		51,095

Real Estate Management & Development–0.11%
=@#†Etalon Group GDR 144A	6,900	32,430
@IRSA Inversiones y Representaciones ADR	4,000	41,480
@KLCC Property Holdings	83,500	82,973
Torunlar Gayrimenkul Yatirim Ortakligi	20,458	43,087
@†UEM Land Holdings	245,850	187,683

		387,653

Road & Rail–0.01%
All America Latina Logistica	8,800	43,924

		43,924

Semiconductors & Semiconductor Equipment–0.34%
MediaTek	10,006	91,684
MStar Semiconductor	8,807	45,947
Samsung Electronics	691	630,647
Taiwan Semiconductor Manufacturing	77,594	194,209

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing ADR	10,100	$130,391
United Microelectronics	346,000	145,095

		1,237,973

Software–0.05%
@†Shanda Interactive Entertainment ADR	4,900	196,049

		196,049

Tobacco–0.07%
†KT&G	3,414	239,724

		239,724

Wireless Telecommunication Services–0.38%
America Movil ADR	2,000	45,200
Mobile Telesystems ADR	30,200	443,336
MTN Group	6,440	114,662
SK Telecom ADR	21,500	292,615
Turkcell Iletisim Hizmet ADR	13,900	163,464
Vodacom Group	27,394	302,017

		1,361,294

Total Emerging Markets (Cost $18,458,207)		17,610,450

Total Common Stock (Cost $102,889,029)		120,215,342

CONVERTIBLE PREFERRED STOCK–0.13%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	1,700	92,276
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	914	49,756
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	98	76,832
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	67	65,828
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	123	107,963
PPL 9.50% exercise price $28.80, expiration date 7/1/13	1,150	63,825

Total Convertible Preferred Stock (Cost $536,281)		456,480

	Number of Shares	Value (U.S. $)

EXCHANGE-TRADED FUNDS–4.53%
iShares MSCI EAFE Growth Index Fund	159,700	$8,305,997
iShares MSCI EAFE Index Fund	128,700	6,374,511
Vanuguard MSCI EAFE	57,700	1,767,351

Total Exchange-Traded Funds (Cost $15,524,111)		16,447,859

PREFERRED STOCK–0.33%
Alabama Power 5.625%	9,280	233,763
•PNC Financial Services Group 8.25%	800,000	826,564
=@Transneft 0.74%	100	154,018

Total Preferred Stock (Cost $1,094,445)		1,214,345

RIGHT–0.00%
†LG Electronics	132	2,589

Total Right (Cost $0)		2,589

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.89%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	65,534	76,512
Fannie Mae REMICs Series 2003-26 AT 5.00% 11/25/32	500,994	530,757
Series 2003-122 AJ 4.50% 2/25/28	60,604	61,883
Series 2010-41 PN 4.50% 4/25/40	235,000	255,797
Series 2010-96 DC 4.00% 9/25/25	445,000	479,014
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	135,518	150,899
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	14,068	16,100
Series 2557 WE 5.00% 1/15/18	25,000	27,111
Series 2622 PE 4.50% 5/15/18	24,621	26,184
Series 2662 MA 4.50% 10/15/31	24,421	24,620
Series 2694 QG 4.50% 1/15/29	9,949	10,057
Series 2762 LG 5.00% 9/15/32	25,000	26,340
Series 2890 PC 5.00% 7/15/30	18,536	18,794
Series 3128 BC 5.00% 10/15/27	2,123	2,122
Series 3131 MC 5.50% 4/15/33	285,000	303,415
Series 3337 PB 5.50% 7/15/30	121,646	121,998
Series 3416 GK 4.00% 7/15/22	100,815	104,520
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	126,196	144,844

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	$643,917
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	190,000	200,604

Total Agency Collateralized Mortgage Obligations (Cost $3,106,628)		3,225,488

AGENCY MORTGAGE-BACKED SECURITIES–5.94%
Fannie Mae
6.50% 8/1/17	50,936	55,797
•Fannie Mae ARM
2.533% 4/1/36	70,354	74,286
5.05% 8/1/35	5,065	5,405
5.139% 11/1/35	96,199	102,136
Fannie Mae Relocation 15 yr
4.00% 9/1/20	179,093	185,143
Fannie Mae Relocation 30 yr
4.00% 3/1/35	291,139	302,428
5.00% 1/1/34	57,302	61,360
5.00% 10/1/35	57,086	61,128
5.00% 2/1/36	255,297	273,376
Fannie Mae S.F. 15 yr
3.00% 11/1/26	207,738	214,897
4.00% 7/1/25	543,883	573,782
4.00% 11/1/25	835,132	888,610
5.50% 6/1/23	245,252	266,299
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/27	2,525,000	2,640,203
3.50% 2/1/27	194,000	202,518
Fannie Mae S.F. 30 yr
3.50% 2/1/41	652,879	672,037
5.00% 9/1/35	17,307	18,711
5.00% 12/1/36	98,597	106,596
5.00% 12/1/37	75,226	81,317
5.00% 2/1/38	70,932	76,676
5.00% 11/1/38	170,594	184,407
5.50% 4/1/37	555,921	615,181
6.50% 2/1/36	188,854	212,979
6.50% 6/1/36	152,953	172,556
6.50% 10/1/36	110,730	124,460
6.50% 8/1/37	14,427	16,172
6.50% 12/1/37	191,850	216,498
7.00% 12/1/37	62,992	71,947
7.50% 6/1/31	24,370	29,105
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/42	3,315,000	3,409,269
4.00% 2/1/42	2,525,000	2,645,727
5.50% 1/1/42	2,670,000	2,907,380
6.00% 1/1/42	2,285,000	2,515,999
6.00% 2/1/42	960,000	1,054,800
•Freddie Mac ARM
2.467% 12/1/33	14,653	15,323
2.495% 7/1/36	94,964	99,964

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
•Freddie Mac ARM (continued)
2.61% 4/1/34	22,108	$23,379
5.734% 6/1/37	7,000	7,460
Freddie Mac S.F. 15 yr
4.00% 2/1/14	26,310	27,215
4.50% 5/1/20	11,021	11,746
5.00% 6/1/18	97,241	104,038
Freddie Mac S.F. 30 yr
4.50% 10/1/35	15,281	16,235
7.00% 11/1/33	3,888	4,463
GNMA I S.F. 30 yr
7.00% 12/15/34	176,924	202,156
7.50% 1/15/32	11,002	12,929

Total Agency Mortgage-Backed Securities (Cost $21,068,660)		21,564,093

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.45%
#American Tower Trust
Series 2007-1A AFX 144A 5.42% 4/15/37	200,000	211,969
•Bank of America Merrill Lynch Commercial Mortgage Securities
Series 2004-3 A5 5.544% 6/10/39	170,480	183,555
Series 2005-1 A5 5.162% 11/10/42	225,000	245,234
Series 2005-6 A4 5.193% 9/10/47	450,000	497,695
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	220,000	242,171
Series 2005-T20 A4A 5.145% 10/12/42	135,000	149,296
Series 2006-PW12 A4 5.72% 9/11/38	855,000	953,720
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	140,000	145,763
¿Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	300,000	328,911
Series 2006-C7 A2 5.69% 6/10/46	34,154	34,142
#Series 2010-C1 A1 144A 3.156%7/10/46	249,107	255,549
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46	145,000	136,489
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	295,000	315,877
Series 2005-GG4 A4 4.761% 7/10/39	370,000	387,756
Series 2005-GG4 A4A 4.751% 7/10/39	255,000	272,216
•Series 2006-GG6 A4 5.553% 4/10/38	275,000	298,990

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Goldman Sachs Mortgage Securities II (continued)
#Series 2010-C1 A2 144A 4.592% 8/10/43	345,000	$377,775
•#Series 2010-C1 C 144A 5.635% 8/10/43	455,000	412,769
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42	265,000	288,087
Series 2005-LDP5 A4 5.205% 12/15/44	235,000	259,957
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	190,000	198,598
#Merrill Lynch Mortgage Trust
Series 2002-MW1 J 144A 5.695% 7/12/34	275,000	212,184
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41	710,000	763,543
Series 2007-T27 A4 5.638% 6/11/42	740,000	842,966
Morgan Stanley Dean Witter Capital I
•#Series 2001-TOP1 E 144A 7.412% 2/15/33	100,000	98,069
Series 2003-TOP9 A2 4.74% 11/13/36	117,911	120,392
#OBP Depositor Trust
Series 2010-OBP A 144A 4.646% 7/15/45	280,000	313,017
#WF-RBS Commercial Mortgage Trust
Series 2011-C3 A4 144A 4.375% 3/15/44	315,000	335,411

Total Commercial Mortgage-Backed Securities (Cost $8,139,746)		8,882,101

CONVERTIBLE BONDS–1.03%
AAR 1.75% exercise price $29.27, expiration date 1/1/26	111,000	111,000
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	68,000	69,020
6.00% exercise price $28.08, expiration date 4/30/15	100,000	98,125
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	109,000	69,896
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	131,000	115,608
Alere 3.00% exercise price $43.98, expiration date 5/15/16	78,000	74,295
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	54,000	51,165

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Amgen 0.375% exercise price $78.45, expiration date 2/1/13	195,000	$196,705
#Ares Capital 144A 5.75% exercise price $19.12, expiration date 2/1/16	85,000	82,238
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	135,000	87,750
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	43,000	37,840
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	69,000	44,505
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	40,000	28,250
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	74,000	104,525
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	95,000	94,525
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	61,000	68,168
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	68,000	64,685
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29	93,000	106,834
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	356,000	341,314
Intel 2.95% exercise price $30.36, expiration date 12/15/35	155,000	162,168
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	53,000	41,473
Jefferies Group 3.875% exercise price $38.13, expiration date 11/1/29	140,000	116,200
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	165,000	144,375
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	86,000	102,770
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	230,000	236,037
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	182,000	161,753
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	87,000	88,088
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	27,000	47,284
National Retail Properties 5.125% exercise price $25.38, expiration date 6/15/28	58,000	66,265

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	75,000	$55,031
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	159,000	148,665
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	87,000	85,478
Peabody Energy 4.75% exercise price $58.31, expiration date 12/15/41	38,000	38,950
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	41,000	41,000
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	106,000	125,345
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	61,000	93,025
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	125,000	150,000

Total Convertible Bonds (Cost $3,756,346)		3,750,355

CORPORATE BONDS–29.74%
Aerospace & Defense–0.13%
Kratos Defense & Security Solutions 10.00% 6/1/17	100,000	103,000
#Meccanica Holdings 144A 6.25% 7/15/19	460,000	377,121

		480,121

Airlines–0.06%
#United Air Lines 144A 12.00% 11/1/13	220,000	230,450

		230,450

Auto Components–0.44%
American Axle & Manufacturing 7.875% 3/1/17	345,000	343,275
ArvinMeritor 8.125% 9/15/15	330,000	297,000
#Delphi 144A 6.125% 5/15/21	240,000	248,400
Goodyear Tire & Rubber 8.25% 8/15/20	160,000	175,200
Johnson Controls 3.75% 12/1/21	275,000	284,520
Tomkins 9.00% 10/1/18	216,000	240,570

		1,588,965

Automobiles–0.22%
#Chrysler Group 144A 8.25% 6/15/21	240,000	219,600
Ford Motor 7.45% 7/16/31	495,000	596,475

		816,075

Beverages–0.35%
Coca-Cola Enterprises 4.50% 9/1/21	480,000	533,668
Dr. Pepper Snapple Group
2.60% 1/15/19	130,000	129,463

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Dr. Pepper Snapple Group (continued)
3.20% 11/15/21		55,000	$55,922
#Pernod-Ricard 144A 4.45% 1/15/22		535,000	561,593

			1,280,646

Building Products–0.12%
#Nortek 144A 8.50% 4/15/21		265,000	225,250
Ply Gem Industries 13.125% 7/15/14		250,000	222,500

			447,750

Capital Markets–0.74%
•Bear Stearns 4.947% 12/7/12	AUD	990,000	1,002,453
#Cemex Finance 144A 9.50% 12/14/16		115,000	101,488
•#Cemex SAB de CV 144A 5.579% 9/30/15		230,000	173,363
E Trade Financial 12.50% 11/30/17		296,000	335,960
Jefferies Group
6.25% 1/15/36		240,000	198,647
6.45% 6/8/27		110,000	92,675
Lazard Group 6.85% 6/15/17		567,000	595,440
#Nuveen Investments 144A 10.50% 11/15/15		205,000	202,438

			2,702,464

Chemicals–0.97%
CF Industries 7.125% 5/1/20		210,000	248,850
Dow Chemical
4.125% 11/15/21		335,000	344,296
8.55% 5/15/19		1,129,000	1,479,229
Ecolab
3.00% 12/8/16		595,000	616,178
5.50% 12/8/41		120,000	133,489
Hexion U.S. Finance 8.875% 2/1/18		190,000	179,075
#MacDermid 144A 9.50% 4/15/17		186,000	186,000
Momentive Performance Materials 11.50% 12/1/16		290,000	217,500
#Nalco 144A 6.625% 1/15/19		115,000	133,113

			3,537,730

Commercial Banks–2.43%
Abbey National Treasury Services 4.00% 4/27/16		280,000	251,445
#Bank of Montreal 144A 2.85% 6/9/15		280,000	290,473
BB&T 5.25% 11/1/19		765,000	836,292
•BB&T Capital Trust IV 6.82% 6/12/57		130,000	131,300
•Branch Banking & Trust 0.862% 9/13/16		475,000	428,409

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15	280,000	$289,832
Capital One Capital V 10.25% 8/15/39	240,000	250,500
City National 5.25% 9/15/20	365,000	363,009
@#CoBank ACB 144A 7.875% 4/16/18	250,000	299,522
Fifth Third Bancorp 3.625% 1/25/16	390,000	396,062
•Fifth Third Capital Trust IV 6.50% 4/15/37	470,000	462,950
JPMorgan Chase Bank 6.00% 10/1/17	535,000	576,203
KeyBank 6.95% 2/1/28	615,000	683,536
KeyCorp 5.10% 3/24/21	250,000	260,092
PNC Bank 6.875% 4/1/18	740,000	840,331
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49	500,000	367,500
•SunTrust Bank 0.796% 8/24/15	220,000	204,391
SunTrust Banks 3.50% 1/20/17	105,000	105,663
U.S. Bank North America 4.95% 10/30/14	250,000	271,879
•USB Capital IX 3.50% 4/15/49	875,000	611,223
•Wachovia 0.773% 10/15/16	240,000	213,794
Wachovia Bank North America 5.60% 3/15/16	265,000	284,041
Wells Fargo 4.75% 2/9/15	250,000	261,010
Zions Bancorporation 7.75% 9/23/14	120,000	127,313

		8,806,770

Commercial Services & Supplies–0.50%
#Brambles USA 144A 3.95% 4/1/15	750,000	776,218
Casella Waste Systems 11.00% 7/15/14	175,000	190,750
FTI Consulting 6.75% 10/1/20	180,000	186,750
Geo Group 6.625% 2/15/21	135,000	136,350
International Lease Finance 6.25% 5/15/19	238,000	220,177
8.25% 12/15/20	135,000	136,688
8.75% 3/15/17	70,000	72,275
Iron Mountain 7.75% 10/1/19	50,000	53,063
Mobile Mini 6.875% 5/1/15	32,000	32,360
Republic Services 5.70% 5/15/41	10,000	11,515

		1,816,146

Communications Equipment–0.14%
Avaya
9.75% 11/1/15	230,000	208,150
#144A 7.00% 4/1/19	225,000	219,375
PIK 10.125% 11/1/15	80,000	72,400

		499,925

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals–0.32%
Hewlett-Packard 4.30% 6/1/21	210,000	$215,756
4.375% 9/15/21	400,000	413,632
4.65% 12/9/21	190,000	200,865
#Seagate Technology International 144A 10.00% 5/1/14	285,000	323,831

		1,154,084

Construction Materials–0.26%
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	205,000	158,363
Headwaters 7.625% 4/1/19	310,000	275,900
#Votorantim Cimentos 144A 7.25% 4/5/41	535,000	522,962

		957,225

Consumer Finance–0.23%
Ford Motor Credit 5.00% 5/15/18	380,000	381,935
12.00% 5/15/15	370,000	456,022

		837,957

Containers & Packaging–0.25%
Berry Plastics 9.75% 1/15/21	225,000	225,563
#Plastipak Holdings 144A 10.625% 8/15/19	280,000	310,800
Pregis 12.375% 10/15/13	233,000	223,680
Smurfit Kappa Funding 7.75% 4/1/15	157,000	157,785

		917,828

Diversified Consumer Services–0.16%
Yale University 2.90% 10/15/14	560,000	593,303

		593,303

Diversified Financial Services–1.78%
AgriBank FCB 9.125% 7/15/19	405,000	528,105
#CDP Financial 144A 4.40% 11/25/19	250,000	271,714
5.60% 11/25/39	535,000	658,480
#ERAC USA Finance 144A 5.25% 10/1/20	675,000	729,031
#Export-Import Bank of Korea 144A 5.25% 2/10/14	165,000	174,006
#FUEL Trust 144A 3.984% 6/15/16	205,000	205,172
General Electric Capital 4.65% 10/17/21	715,000	747,689
6.00% 8/7/19	1,159,000	1,333,324
•#HBOS Capital Funding 144A 6.071% 6/29/49	245,000	154,350
HSBC Holdings 4.875% 1/14/22	155,000	164,145
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	130,000	88,400

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase 5.40% 1/6/42		170,000	$178,081
JPMorgan Chase Capital XXV 6.80% 10/1/37		337,000	341,634
Korea Development Bank 8.00% 1/23/14		365,000	401,791
PHH 9.25% 3/1/16		495,000	472,725

			6,448,647

Diversified Telecommunication Services–1.45%
#Brasil Telecom 144A 9.75% 9/15/16	BRL	959,000	506,985
CenturyLink 6.45% 6/15/21		235,000	235,845
#Clearwire Communications 144A 12.00% 12/1/15		376,000	361,900
Intelsat Jackson Holdings 7.25% 10/15/20		280,000	284,900
Level 3 Financing 9.25% 11/1/14		10,000	10,275
10.00% 2/1/18		215,000	228,975
PAETEC Holding 8.875% 6/30/17		80,000	86,800
Qwest 6.75% 12/1/21		300,000	327,750
8.375% 5/1/16		555,000	638,457
#Telcordia Technologies 144A 11.00% 5/1/18		90,000	114,750
Telefonica Emisiones 6.421% 6/20/16		465,000	487,090
Telesat Canada 11.00% 11/1/15		377,000	406,689
12.50% 11/1/17		68,000	76,330
#UPCB Finance III 144A 6.625% 7/1/20		245,000	242,550
Virgin Media Secured Finance 6.50% 1/15/18		860,000	918,050
West 7.875% 1/15/19		85,000	84,788
#Wind Acquisition Finance 144A 11.75% 7/15/17		275,000	247,500
Windstream 8.125% 8/1/13		7,000	7,525

			5,267,159

Electric Utilities–1.67%
Ameren Illinois 9.75% 11/15/18		1,117,000	1,471,668
#American Transmission Systems 144A 5.25% 1/15/22		540,000	609,695
Baltimore Gas & Electric 3.50% 11/15/21		235,000	239,958
Carolina Power & Light 3.00% 9/15/21		130,000	133,888
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21		558,000	582,552
Commonwealth Edison 3.40% 9/1/21		385,000	399,525

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
GenOn Energy 9.875% 10/15/20	125,000	$127,500
Ipalco Enterprises 5.00% 5/1/18	175,000	172,375
Jersey Central Power & Light 5.625% 5/1/16	90,000	101,802
LG&E & KU Energy 3.75% 11/15/20	210,000	212,397
#144A 4.375% 10/1/21	350,000	357,703
NiSource Finance 4.45% 12/1/21	225,000	230,360
5.80% 2/1/42	275,000	288,691
Pennsylvania Electric 5.20% 4/1/20	220,000	246,598
•PPL Capital Funding 6.70% 3/30/67	50,000	48,828
PPL Electric Utilities 3.00% 9/15/21	200,000	202,553
Public Service Company of Oklahoma 5.15% 12/1/19	415,000	463,514
Southern California Edison 5.50% 8/15/18	145,000	174,023
Wisconsin Electric Power 2.95% 9/15/21	10,000	10,214

		6,073,844

Electronic Equipment, Instruments & Components–0.08%
Jabil Circuit 7.75% 7/15/16	85,000	95,200
PerkinElmer 5.00% 11/15/21	190,000	192,625

		287,825

Energy Equipment & Services–0.42%
#Helix Energy Solutions Group 144A 9.50% 1/15/16	293,000	306,185
#Hercules Offshore 144A 10.50% 10/15/17	230,000	224,825
Transocean 5.05% 12/15/16	140,000	143,106
6.375% 12/15/21	405,000	431,264
Weatherford International 9.625% 3/1/19	320,000	414,418

		1,519,798

Food & Staples Retailing–0.49%
CVS Caremark 5.75% 5/15/41	435,000	519,962
Ingles Markets 8.875% 5/15/17	139,000	151,163
New Albertsons 7.25% 5/1/13	1,000	1,045
Safeway 4.75% 12/1/21	305,000	313,046
Tops Holding 10.125% 10/15/15	90,000	94,500
#Woolworths 144A
3.15% 4/12/16	125,000	129,230
4.55% 4/12/21	515,000	553,339

		1,762,285

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products–0.43%
Del Monte 7.625% 2/15/19	210,000	$202,650
#Dole Food 144A 8.00% 10/1/16	290,000	303,775
General Mills 3.15% 12/15/21	290,000	294,417
Smucker (J.M.) 3.50% 10/15/21	485,000	497,203
Tyson Foods 10.50% 3/1/14	4,000	4,640
#Viskase 144A 9.875% 1/15/18	250,000	254,375

		1,557,060

Gas Utilities–0.25%
CenterPoint Energy 5.95% 2/1/17	345,000	390,611
Inergy 6.875% 8/1/21	115,000	116,150
Sempra Energy 6.15% 6/15/18	325,000	383,599

		890,360

Health Care Equipment & Supplies–0.93%
Accellent 8.375% 2/1/17	125,000	123,125
Becton Dickinson 3.125% 11/8/21	270,000	279,903
Biomet
11.625% 10/15/17	82,000	89,380
PIK 10.375% 10/15/17	118,000	128,325
Boston Scientific 6.00% 1/15/20	245,000	273,945
CareFusion 6.375% 8/1/19	1,095,000	1,295,018
DENTSPLY International 4.125% 8/15/21	260,000	268,721
Hospira 6.40% 5/15/15	380,000	411,363
Zimmer Holdings 4.625% 11/30/19	450,000	491,246

		3,361,026

Health Care Providers & Services–0.85%
#AMGH Merger Sub 144A 9.25% 11/1/18	185,000	191,475
#Aristotle Holding 144A
3.50% 11/15/16	110,000	112,155
4.75% 11/15/21	265,000	274,754
6.125% 11/15/41	130,000	141,055
Community Health Systems 8.875% 7/15/15	31,000	32,085
Coventry Health Care 5.45% 6/15/21	525,000	584,476
Express Scripts 3.125% 5/15/16	45,000	45,295
#Highmark 144A
4.75% 5/15/21	310,000	318,286
6.125% 5/15/41	65,000	70,489
Medco Health Solutions 7.125% 3/15/18	460,000	536,858
#Multiplan 144A 9.875% 9/1/18	245,000	256,025
Quest Diagnostics 4.70% 4/1/21	415,000	443,256
Radnet Management 10.375% 4/1/18	95,000	84,075

		3,090,284

Hotels, Restaurants & Leisure–0.63%
Ameristar Casinos 7.50% 4/15/21	155,000	160,425
CKE Restaurants 11.375% 7/15/18	191,000	209,145

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Dave & Buster’s 11.00% 6/1/18	65,000	$66,300
#Equinox Holdings 144A 9.50% 2/1/16	35,000	36,138
Marina District Finance 9.875% 8/15/18	80,000	73,400
MGM Resorts International
10.375% 5/15/14	45,000	51,638
11.375% 3/1/18	595,000	657,474
OSI Restaurant Partners 10.00% 6/15/15	138,000	143,348
Pinnacle Entertainment 8.75% 5/15/20	335,000	329,974
Royal Caribbean Cruises 7.00% 6/15/13	15,000	15,825
Wyndham Worldwide
5.625% 3/1/21	210,000	217,226
5.75% 2/1/18	240,000	254,395
Wynn Las Vegas 7.75% 8/15/20	50,000	55,750

		2,271,038

Household Durables–0.58%
Beazer Homes USA 9.125% 5/15/19	130,000	89,375
Jarden
6.125% 11/15/22	160,000	164,400
7.50% 1/15/20	25,000	26,750
M/I Homes 8.625% 11/15/18	195,000	173,550
Mohawk Industries 6.875% 1/15/16	3,000	3,240
Norcraft 10.50% 12/15/15	280,000	262,500
#Reynolds Group Issuer 144A 9.00% 4/15/19	600,000	573,000
Ryland Group 8.40% 5/15/17	135,000	141,244
#Scotts Miracle-Gro 144A 6.625% 12/15/20	90,000	91,800
Standard Pacific 10.75% 9/15/16	180,000	189,900
Stanley Black & Decker 3.40% 12/1/21	195,000	199,391
Yankee Candle 9.75% 2/15/17	210,000	205,800

		2,120,950

Independent Power Producers & Energy Traders–0.14%
AES 8.00% 6/1/20	140,000	154,700
#Calpine 144A 7.875% 7/31/20	170,000	184,025
#NRG Energy 144A 7.875% 5/15/21	155,000	151,900

		490,625

Insurance–0.98%
American International Group 4.875% 9/15/16	35,000	33,155
•Chubb 6.375% 3/29/67	415,000	411,888
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	340,000	202,293
•ING Groep 5.775% 12/29/49	195,000	156,000
•#Liberty Mutual Group 144A 7.00% 3/15/37	140,000	119,000

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife 6.817% 8/15/18	775,000	$923,148
#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	459,000
Prudential Financial
3.875% 1/14/15	160,000	165,840
6.00% 12/1/17	300,000	334,069
=¿‡@#Twin Reefs Pass-Through Trust 144A 4.058% 12/31/49	200,000	0
•XL Group 6.50% 12/29/49	255,000	202,088
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	605,000	556,600

		3,563,081

Internet Software & Services–0.18%
GXS Worldwide 9.75% 6/15/15	370,000	344,100
Symantec 4.20% 9/15/20	300,000	302,205

		646,305

IT Services–0.18%
First Data
9.875% 9/24/15	170,000	160,650
11.25% 3/31/16	245,000	204,575
#Unisys 144A 12.75% 10/15/14	80,000	91,300
Western Union 3.65% 8/22/18	205,000	210,493

		667,018

Life Sciences Tools & Services–0.22%
Amgen 3.45% 10/1/20	335,000	327,848
Bio-Rad Laboratories
4.875% 12/15/20	60,000	62,554
8.00% 9/15/16	2,000	2,200
Celgene 3.95% 10/15/20	415,000	418,727

		811,329

Machinery–0.09%
RBS Global 11.75% 8/1/16	158,000	166,690
Trimas 9.75% 12/15/17	130,000	141,700

		308,390

Media–1.16%
Affinion Group 7.875% 12/15/18	240,000	204,000
CCO Holdings
7.00% 1/15/19	30,000	31,425
7.375% 6/1/20	5,000	5,300
Clear Channel Communications 9.00% 3/1/21	130,000	110,175
DIRECTV Holdings 5.00% 3/1/21	385,000	412,795
DISH DBS 7.875% 9/1/19	155,000	175,925
Historic TW 6.875% 6/15/18	620,000	739,900
Lamar Media 6.625% 8/15/15	4,000	4,100
Nielsen Finance 11.625% 2/1/14	52,000	59,995
#Sinclair Television Group 144A 9.25% 11/1/17	140,000	153,300

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
#Sirius XM Radio 144A 8.75% 4/1/15	265,000	$291,500
Time Warner Cable 8.25% 4/1/19	382,000	480,478
Viacom 3.875% 12/15/21	370,000	378,499
#Vivendi 144A 6.625% 4/4/18	540,000	614,526
#WPP Finance 2010 144A 4.75% 11/21/21	375,000	372,995
#XM Satellite Radio 144A 13.00% 8/1/13	160,000	182,400

		4,217,313

Metals & Mining–1.29%
AK Steel 7.625% 5/15/20	255,000	240,975
Alcoa
5.40% 4/15/21	55,000	55,202
6.75% 7/15/18	450,000	497,414
#Algoma Acquisition 144A 9.875% 6/15/15	170,000	147,050
ArcelorMittal 9.85% 6/1/19	555,000	618,104
Barrick North America Finance 4.40% 5/30/21	555,000	602,228
Century Aluminum 8.00% 5/15/14	230,000	230,575
#CODELCO 144A 3.75% 11/4/20	164,000	167,370
Compass Minerals International 8.00% 6/1/19	4,000	4,330
#Newcrest Finance 144A 4.45% 11/15/21	160,000	158,131
Novelis 8.75% 12/15/20	215,000	231,663
Rio Tinto Finance USA 3.75% 9/20/21	435,000	456,749
Ryerson
•7.804% 11/1/14	2,000	1,850
12.00% 11/1/15	246,000	249,690
Teck Resources
4.75% 1/15/22	35,000	37,697
9.75% 5/15/14	249,000	292,775
#Xstrata Canada Financial 144A 4.95% 11/15/21	670,000	685,819

		4,677,622

Multiline Retail–0.08%
Macy’s Retail Holdings 5.90% 12/1/16	273,000	305,398

		305,398

Multi-Utilities–0.55%
CMS Energy
4.25% 9/30/15	220,000	223,454
6.25% 2/1/20	445,000	469,527
Puget Energy 6.00% 9/1/21	130,000	134,760
•Puget Sound Energy 6.974% 6/1/67	540,000	539,821
•Wisconsin Energy 6.25% 5/15/67	615,000	616,000

		1,983,562

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Office Electronics–0.18%
CDW 12.535% 10/12/17	125,000	$126,250
Xerox
4.50% 5/15/21	345,000	350,310
6.35% 5/15/18	150,000	169,193

		645,753

Oil, Gas & Consumable Fuels–4.11%
Antero Resources Finance 9.375% 12/1/17	85,000	92,225
#BG Energy Capital 144A 4.00% 10/15/21	945,000	976,043
Chesapeake Energy 6.50% 8/15/17	460,000	492,200
Comstock Resources 7.75% 4/1/19	60,000	57,300
Copano Energy 7.75% 6/1/18	4,000	4,180
Ecopetrol 7.625% 7/23/19	467,000	567,405
El Paso Pipeline Partners Operating 6.50% 4/1/20	250,000	276,782
•Enbridge Energy Partners 8.05% 10/1/37	510,000	539,486
Encana 3.90% 11/15/21	635,000	639,222
Energy Transfer Partners 9.70% 3/15/19	570,000	699,277
#ENI 144A 4.15% 10/1/20	480,000	476,568
Enterprise Products Operating
•7.034% 1/15/68	745,000	775,748
9.75% 1/31/14	305,000	352,488
EQT 4.875% 11/15/21	260,000	262,966
Forest Oil 7.25% 6/15/19	184,000	188,600
#Hilcorp Energy I 144A 7.625% 4/15/21	10,000	10,525
Holly 9.875% 6/15/17	168,000	186,480
#IPIC GMTN 144A 5.50% 3/1/22	228,000	229,140
Kinder Morgan Energy Partners
4.15% 3/1/22	170,000	173,270
9.00% 2/1/19	440,000	555,826
Linn Energy
8.625% 4/15/20	110,000	119,900
#144A 6.50% 5/15/19	50,000	49,875
#Murray Energy 144A 10.25% 10/15/15	175,000	174,563
#NFR Energy 144A 9.75% 2/15/17	170,000	153,850
Noble Energy
4.15% 12/15/21	105,000	108,838
8.25% 3/1/19	425,000	553,452
Pemex Project Funding Master Trust 6.625% 6/15/35	220,000	251,625
Petrobras International Finance
3.875% 1/27/16	67,000	69,359
5.375% 1/27/21	355,000	374,738
5.75% 1/20/20	264,000	283,832
5.875% 3/1/18	45,000	49,472

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
PetroHawk Energy 7.25% 8/15/18	320,000	$361,600
Petroleum Development 12.00% 2/15/18	147,000	160,230
Plains All American Pipeline 8.75% 5/1/19	435,000	556,498
Pride International 6.875% 8/15/20	875,000	1,027,586
Quicksilver Resources 9.125% 8/15/19	125,000	133,125
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	244,377	262,094
SandRidge Energy
7.50% 3/15/21	65,000	64,838
#144A 9.875% 5/15/16	222,000	238,650
Statoil 3.15% 1/23/22	445,000	458,645
•TransCanada PipeLines 6.35% 5/15/67	840,000	843,773
Williams
7.75% 6/15/31	75,000	93,552
8.75% 3/15/32	84,000	110,357
Williams Partners 7.25% 2/1/17	305,000	362,226
#Woodside Finance 144A 8.75% 3/1/19	380,000	479,247

		14,897,656

Paper & Forest Products–0.42%
Georgia-Pacific
8.00% 1/15/24	730,000	937,872
#144A 5.40% 11/1/20	50,000	55,481
International Paper
4.75% 2/15/22	125,000	133,132
9.375% 5/15/19	300,000	390,386

		1,516,871

Pharmaceuticals–0.26%
NBTY 9.00% 10/1/18	325,000	359,125
Teva Pharmaceutical Finance IV 3.65% 11/10/21	560,000	570,770

		929,895

Real Estate Investment Trusts–1.26%
American Tower 5.90% 11/1/21	415,000	437,131
Brandywine Operating Partnership 4.95% 4/15/18	340,000	335,135
Developers Diversified Realty
4.75% 4/15/18	100,000	95,808
7.50% 4/1/17	110,000	118,880
7.875% 9/1/20	505,000	564,253
9.625% 3/15/16	100,000	116,427
Digital Realty Trust 5.25% 3/15/21	365,000	366,344
ERP Operating 4.625% 12/15/21	170,000	173,695

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Health Care REIT 5.25% 1/15/22	455,000	$446,622
Host Hotels & Resorts
6.00% 11/1/20	140,000	143,850
6.375% 3/15/15	145,000	148,263
#144A 5.875% 6/15/19	115,000	117,588
#144A 6.00% 10/1/21	121,000	124,328
Regency Centers
4.80% 4/15/21	175,000	178,297
5.875% 6/15/17	171,000	186,437
Simon Property Group 4.125% 12/1/21	240,000	251,472
Vornado Realty 5.00% 1/15/22	330,000	333,387
#WEA Finance 144A 4.625% 5/10/21	455,000	447,417

		4,585,334

Real Estate Management & Development–0.07%
#Qatari Diar Finance 144A 5.00% 7/21/20	236,000	252,520

		252,520

Road & Rail–0.24%
Burlington Northern Santa Fe 5.65% 5/1/17	150,000	173,310
CSX 4.75% 5/30/42	225,000	233,103
Ryder System 3.50% 6/1/17	445,000	450,843

		857,256

Semiconductors & Semiconductor Equipment–0.31%
Amkor Technology 7.375% 5/1/18	120,000	123,300
Broadcom 2.70% 11/1/18	250,000	253,147
National Semiconductor 6.60% 6/15/17	605,000	743,978

		1,120,425

Textiles, Apparel & Luxury Goods–0.15%
Hanesbrands 6.375% 12/15/20	355,000	362,100
Quiksilver 6.875% 4/15/15	200,000	186,750

		548,850

Trading Companies & Distributors–0.06%
RSC Equipment Rental 10.25% 11/15/19	200,000	219,000

		219,000

Wireless Telecommunication Services–0.93%
America Movil 5.00% 3/30/20	255,000	282,992
Cricket Communications 7.75% 10/15/20	350,000	307,125
#Crown Castle Towers 144A 4.883% 8/15/20	1,580,000	1,617,661
MetroPCS Wireless 6.625% 11/15/20	115,000	107,525

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
NII Capital 10.00% 8/15/16		250,000	$285,000
Sprint Capital 8.75% 3/15/32		230,000	187,163
Sprint Nextel
6.00% 12/1/16		100,000	83,500
8.375% 8/15/17		110,000	99,138
Verizon Communications 3.50% 11/1/21		220,000	229,523
#Vimpelcom 144A 7.504% 3/1/22		200,000	169,000

			3,368,627

Total Corporate Bonds (Cost $104,719,361)			107,930,545

MUNICIPAL BOND–0.16%
Oregon State Taxable Pension 5.892% 6/1/27		485,000	570,729

Total Municipal Bond (Cost $485,000)			570,729

NON-AGENCY ASSET-BACKED SECURITIES–0.80%
•Ally Master Owner Trust Series 2011-1 A1 1.148% 1/15/16		350,000	350,859
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		205,000	204,686
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		190,000	224,692
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13		105,909	106,310
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		195,000	268,990
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		400,000	297,299
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		365,000	371,881
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	160,000	160,275
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.828% 9/15/14		235,000	236,771
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/15/14		47,442	47,547
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16		380,000	386,658
Mid-State Trust Series 11 A1 4.864% 7/15/38		107,148	108,319

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
=#Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33	11,041	$0
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	142,463	146,024

Total Non-Agency Asset-Backed Securities (Cost $2,853,134)		2,910,311

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.40%
Bank of America Alternative Loan Trust Series 2004-11 1CB1 6.00% 12/25/34	381,296	370,933
Series 2005-3 2A1 5.50% 4/25/20	32,971	33,385
Series 2005-6 7A1 5.50% 7/25/20	26,713	24,932
•Bank of America Mortgage Securities Series 2003-D 1A2 2.747% 5/25/33	542	337
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36	255,000	141,904
•¿Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB1 3A1 2.792% 3/20/36	159,256	83,838
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	33,213	34,444
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	52,151	55,423
Series 1999-3 A 8.00% 8/19/29	88,737	87,944
•JPMorgan Mortgage Trust Series 2005-A2 5A1 4.307% 4/25/35	4,481	4,463
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	10,461	10,418
•MASTR ARM Trust Series 2003-6 1A2 2.70% 12/25/33	36,058	32,349
Series 2005-6 7A1 5.401% 6/25/35	88,930	86,366
Series 2006-2 4A1 4.876% 2/25/36	8,177	7,231
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	69,991	70,349
•Structured ARM Loan Trust Series 2006-5 5A4 5.269% 6/25/36	33,075	2,639
¿Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	207,378	214,873
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36	191,859	186,328

Total Non-Agency Collateralized Mortgage Obligations (Cost $1,539,364)		1,448,156

		Principal Amount°	Value (U.S. $)

rREGIONAL BONDS–2.64%
Australia–1.74%
New South Wales Treasury
2.75% 11/20/25	AUD	338,000	$410,589
6.00% 4/1/19	AUD	1,912,000	2,166,979
Queensland Treasury
6.00% 9/14/17	AUD	578,000	640,058
6.25% 6/14/19	AUD	2,722,000	3,098,784

			6,316,410

Canada–0.90%
Province of New Brunswick 2.75% 6/15/18		410,000	429,220
Province of Ontario
3.00% 7/16/18		750,000	789,972
3.15% 6/2/22	CAD	1,674,000	1,677,583
Province of Quebec 4.25% 12/1/21	CAD	330,000	360,264

			3,257,039

Total Regional Bonds (Cost $9,263,568)			9,573,449

«SENIOR SECURED LOANS–2.40%
99 Cents Only Stores Tranche B 7.00% 10/4/18		300,000	298,844
Allied Security Holdings Tranche 2L 8.50% 1/21/18		120,000	117,000
@API Technologies Tranche B 7.75% 6/1/16		134,265	128,224
ATI Holdings 7.00% 2/18/16		102,884	98,426
Attachmate 6.50% 11/21/16		296,250	290,658
BNY ConvergEx Group
8.75% 11/29/17		69,461	66,682
(EZE Castle Software) 8.75% 12/16/17		165,539	158,918
Brock Holdings III
10.00% 2/15/18		110,000	101,475
Tranche B 6.00% 2/15/17		109,175	106,227
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		375,572	369,564
Caesars Entertainment Operating
Tranche B1 3.418% 1/28/15		285,000	248,486
Tranche B2 3.421% 1/28/15		250,000	217,970
Charter Communications Operating Tranche B 7.25% 3/6/14		9,597	9,605
Chrysler Group 6.00% 4/28/17		504,258	478,541
CityCenter Holdings 7.50% 1/10/15		56,250	56,102
Clear Channel Communications Tranche A 3.639% 7/30/14		418,811	364,366
Consolidated Container 5.75% 9/28/14		140,000	118,020
Delos Aircraft 7.00% 3/17/16		245,000	246,583

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Delta Air Lines Tranche B 5.50% 3/29/17		129,350	$122,818
First Data Tranche B2 2.995% 9/24/14		124,341	113,151
Frac Tech International Tranche B 6.25% 4/19/16		136,674	135,074
GenOn Energy Tranche B 6.00% 6/20/17		232,644	232,602
Grifols Tranche B 6.00% 6/4/16		577,100	577,010
Houghton International Tranche B 6.75% 1/11/16		123,527	123,270
Immucor Tranche B 7.25% 7/2/18		199,500	200,971
International Lease Finance 6.75% 3/17/15		375,000	376,875
Level 3 Financing Tranche B 5.75% 4/11/18		115,000	113,678
Lord & Taylor 5.75% 12/2/18		110,000	109,863
@Mediacom Broadband Tranche D 5.50% 3/31/17		123,734	122,961
MGM Resorts International Tranche E 7.00% 2/21/14		430,000	422,533
Multiplan 4.75% 8/26/17		129,984	124,027
Nuveen Investment
5.863% 5/13/17		232,133	223,718
2nd Lien 12.50% 7/9/15		545,000	565,982
PQ 6.74% 7/30/15		231,000	205,446
Remy International Tranche B 6.25% 12/16/16		232,650	229,936
Reynolds Group Holdings 6.50% 7/7/18		601,945	599,527
Sensus USA 2nd Lien 8.50% 4/13/18		300,000	295,500
Toys R US Tranche B 6.00% 9/1/16		94,048	93,016
Univision Communications 4.489% 3/29/17		67,348	60,157
Visant 5.25% 12/31/16		207,711	195,359

Total Senior Secured Loans (Cost $8,744,616)			8,719,165

rSOVEREIGN BONDS–7.16%
Australia–0.06%
Australia Government 5.75% 5/15/21	AUD	192,000	228,549

			228,549

Brazil–0.28%
Federal Republic of Brazil
5.625% 1/7/41		393,000	457,845
8.875% 10/14/19		400,000	558,000

			1,015,845

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Canada–0.32%
Canadian Government
3.75% 6/1/19	CAD	595,000	$668,450
4.00% 6/1/17	CAD	436,000	486,338

			1,154,788

Chile–0.32%
Chile Government International 5.50% 8/5/20	CLP	575,000,000	1,159,408

			1,159,408

Finland–0.22%
Finland Government 3.50% 4/15/21	EUR	554,000	787,063

			787,063

Germany–0.57%
Deutschland Republic
2.25% 9/4/20	EUR	1,188,000	1,612,743
3.50% 7/4/19	EUR	311,000	460,489

			2,073,232

Indonesia–0.15%
Indonesia Government International 7.25% 4/20/15		209,000	237,738
Indonesia Treasury 11.00% 11/15/20	IDR	2,150,000,000	316,970

			554,708

Malaysia–0.06%
Malaysia Government 4.262% 9/15/16	MYR	666,000	218,745

			218,745

Mexico–0.58%
Mexican Bonos
6.50% 6/10/21	MXN	2,157,000	155,120
7.50% 6/3/27	MXN	21,397,600	1,588,840
8.50% 5/31/29	MXN	4,584,900	364,737

			2,108,697

New Zealand–0.08%
New Zealand Government 6.00% 5/15/21	NZD	325,000	296,708

			296,708

Norway–1.40%
Norwegian Government
3.75% 5/25/21	NOK	3,754,000	697,036
4.25% 5/19/17	NOK	1,790,000	334,164
4.50% 5/22/19	NOK	7,553,000	1,453,653
5.00% 5/15/15	NOK	14,028,000	2,607,475

			5,092,328

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Panama–0.25%
Panama Government International
6.70% 1/26/36		74,000	$96,940
7.125% 1/29/26		195,000	254,963
7.25% 3/15/15		243,000	281,272
8.875% 9/30/27		184,000	276,920

			910,095

Peru–0.24%
Republic of Peru
7.125% 3/30/19		575,000	725,938
7.35% 7/21/25		113,000	150,290

			876,228

Philippines–0.44%
Republic of Philippines
6.25% 1/14/36	PHP	37,000,000	860,917
6.50% 1/20/20		300,000	360,000
9.50% 10/21/24		80,000	115,600
9.875% 1/15/19		176,000	245,080

			1,581,597

Poland–0.38%
Poland Government 5.25% 10/25/17	PLN	1,566,000	449,215
Republic of Poland 5.00% 3/23/22		907,000	914,937

			1,364,152

Republic of Korea–0.09%
Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	345,572,909	338,706

			338,706

Russia–0.17%
Russian Eurobond 7.50% 3/31/30		535,694	623,414

			623,414

South Africa–0.65%
#Eskom Holdings 144A 5.75% 1/26/21		559,000	571,578
South Africa Government 8.00% 12/21/18	ZAR	9,867,000	1,246,174
South Africa Government International 5.50% 3/9/20		489,000	550,125

			2,367,877

Sweden–0.32%
Sweden Government
3.00% 7/12/16	SEK	4,650,000	733,538
5.00% 12/1/20	SEK	2,275,000	426,004

			1,159,542

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Turkey–0.10%
Turkey Government International 5.625% 3/30/21		350,000	$355,688

			355,688

United Kingdom–0.36%
United Kingdom Gilt
4.50% 3/7/19	GBP	284,000	531,835
4.75% 3/7/20	GBP	400,000	768,524

			1,300,359

Uruguay–0.12%
Republic of Uruguay 8.00% 11/18/22		311,250	427,969

			427,969

Total Sovereign Bonds (Cost $25,962,229)			25,995,698

SUPRANATIONAL BANKS–0.49%
Inter-American Development Bank 3.875% 10/28/41		115,000	122,866
International Bank for Reconstruction & Development
3.25% 12/15/17	SEK	1,690,000	263,832
3.375% 4/30/15	NOK	3,000,000	516,432
3.625% 6/22/20	NOK	1,850,000	320,934
7.50% 7/30/14	NZD	660,000	570,336

Total Supranational Banks (Cost $1,715,219)			1,794,400

U.S. TREASURY OBLIGATIONS–4.48%
¥U.S. Treasury Bond 4.375% 5/15/41		4,110,000	5,355,844
U.S. Treasury Notes
0.25% 11/30/13		4,450,000	4,451,219
0.875% 11/30/16		5,375,000	5,392,217
1.375% 9/30/18		185,000	186,026
2.00% 11/15/21		855,000	864,886

Total U.S. Treasury Obligations (Cost $16,099,164)			16,250,192

SHORT-TERM INVESTMENTS–6.27%
≠Discounted Commercial Paper–6.26%
Deutsche Bank Financial 0.06% 1/3/12		4,435,000	4,434,985
Koch Resources 0.150% 1/17/12		8,275,000	8,274,090
Toronto Dominion Bank 0.00% 6/29/12		5,000,000	4,999,494
Vanderbilt University 0.29% 1/23/12		5,000,000	4,999,350

			22,707,919

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
Money Market Mutual Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	37,846	$37,846

		37,846

Total Short-Term Investments (Cost $22,746,394)		22,745,765

TOTAL VALUE OF SECURITIES–102.97% (Cost $350,243,295)		373,697,062

	Number of Contracts	Value (U.S. $)

OPTIONS WRITTEN–(0.00%)
Call Option–(0.00%)
U.S. Bond Future, strike price $147.00, expires 1/28/12 (JPMC)	(10)	$(10,937)

		(10,937)

Put Option–(0.00%)
U.S. Bond Future, strike price $138.00, expires 1/28/12 (JPMC)	(14)	(3,719)

		(3,719)

Total Options Written (Premium Received $(25,678))		(14,656)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.97%)	(10,772,164)

NET ASSETS APPLICABLE TO 27,009,280 SHARES OUTSTANDING–100.00%	$362,910,242

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($318,061,489 / 23,671,884 Shares)	$13.436

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($44,848,753 / 3,337,396 Shares)	$13.438

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$345,359,060
Accumulated net investment loss	(1,034,036)
Accumulated net realized loss on investments	(5,453,779)
Net unrealized appreciation of investments and foreign currencies	24,038,997

Total net assets	$362,910,242

†	Non income producing security.

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $3,140,609, which represented 0.87% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $30,687,171, which represented 8.46% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $186,448, which represented 0.05% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

f	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2011.

‡	Non income producing security. Security is currently in default.

r	Securities have been classified by country of origin.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2011: 1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(3,164,532)	USD	3,227,180	1/13/12	$(3,698)
BAML	CAD	(1,129,796)	USD	1,111,572	1/13/12	2,930
BAML	CLP	(278,382,500)	USD	540,391	1/13/12	4,091
BAML	EUR	(2,572,137)	USD	3,459,370	1/13/12	130,194
BAML	IDR	(3,796,150,000)	USD	418,770	1/13/12	739
BAML	JPY	5,567,180	USD	(71,550)	1/13/12	804
BAML	MXN	(8,828,650)	USD	652,910	1/13/12	21,048
BAML	NOK	(5,357,698)	USD	930,365	1/13/12	35,040
BAML	PLN	(1,415,295)	USD	424,937	1/13/12	15,376
BAML	ZAR	(9,820,015)	USD	1,222,338	1/13/12	8,923
BCLY	EUR	(334,513)	USD	450,123	1/13/12	17,155
BCLY	JPY	39,339,302	USD	(504,969)	1/13/12	6,308
CITI	EUR	(884,459)	USD	1,190,756	1/13/12	45,980
CITI	JPY	42,908,859	USD	(550,933)	1/13/12	6,736
CITI	NOK	(3,742,332)	USD	650,139	1/13/12	24,757
CITI	NZD	266,097	USD	(207,382)	1/13/12	(471)
GSC	AUD	(1,135,519)	USD	1,161,721	1/13/12	2,395
GSC	GBP	264,415	USD	(413,995)	1/13/12	(3,346)
GSC	NOK	(1,162,560)	USD	201,960	1/13/12	7,684
HSBC	AUD	(1,946,574)	USD	1,994,693	1/13/12	7,308
HSBC	EUR	(369,287)	USD	497,970	1/13/12	19,992
HSBC	NOK	(1,932,857)	USD	336,524	1/13/12	13,523
JPMC	BRL	(872,673)	USD	485,898	1/13/12	19,220
JPMC	CAD	(572,313)	USD	564,444	1/13/12	2,847
JPMC	EUR	(625,697)	USD	843,377	1/13/12	33,523
JPMC	MXN	(7,650,068)	USD	566,861	1/13/12	19,349
JPMC	NOK	(7,424,359)	USD	1,291,934	1/13/12	51,248
MNB	BRL	(5,584)	USD	2,965	1/3/12	(28)
MNB	MYR	(1,034)	USD	325	1/3/12	(1)
MSC	AUD	(462,207)	USD	473,516	1/13/12	1,618
MSC	EUR	(2,178,057)	USD	2,935,211	1/13/12	116,102
MSC	GBP	(215,599)	USD	338,116	1/13/12	3,282
MSC	JPY	79,531,190	USD	(1,022,586)	1/13/12	11,048
MSC	KRW	882,677,450	USD	(786,904)	1/13/12	(26,309)
MSC	NOK	(7,363,013)	USD	1,281,129	1/13/12	50,694

						$646,061

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
22 Euro-Bund	$3,974,439	$3,958,803	3/13/12	$(15,636)
81 U.S. Treasury Long Bond	11,645,721	11,729,812	3/30/12	84,091

	$15,620,160			$68,455

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
MSC	CDX.EM.16	USD 553,000	5.00%	12/20/16	$3,538
MSC	CDX.NA.HY.17	11,921,700	5.00%	12/20/16	(361,727)
MSC	ITRAXX Europe Crossover Financials 16.1 5 yr CDS	EUR 1,640,000	5.00%	12/20/16	(8,194)
MSC	ITRAXX Europe Subordinate Financials 16.1 5 yr CDS	EUR 7,215,000	5.00%	12/20/16	113,804
MSC	Japan 5 yr CDS	USD 600,000	1.00%	9/20/16	5,530
MSC	Kingdom of Belgium 5 yr CDS	1,096,000	1.00%	12/20/16	(7,131)
MSC	Kingdom of Spain 5 yr CDS	2,239,000	1.00%	6/20/16	107,233
MSC	Republic of France 5 yr CDS	2,473,000	0.25%	9/20/16	28,987
MSC	Republic of France 5 yr CDS	648,000	0.25%	12/20/16	3,771
MSC	Republic of Italy 5 yr CDS	600,000	1.00%	9/20/16	29,245

Total					$(84,944)

The use of foreign currency exchange contracts, futures contracts, written options and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipts

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CITI–Citibank

CLP–Chilean Peso

EM–Emerging Markets

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipts

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

HY–High Yield

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transaction, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

NCUA–National Credit Union Administration

NIM–Net Interest Margin

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipts

NZD–New Zealand Dollar

PHP–Philippine Peso

PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Foundation® Conservative Allocation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$10,929,579
Dividends	3,662,150
Foreign tax withheld	(142,811)

14,448,918

EXPENSES:
Management fees	2,873,944
Accounting and administration expenses	174,654
Reports and statements to shareholders	130,931
Distribution expenses-Service Class	119,591
Custodian fees	71,168
Pricing fees	48,987
Professional fees	38,729
Trustees’ fees	11,782
Other	27,544

3,497,330
Less expenses waived/reimbursed	(585,859)

Total operating expenses	2,911,471

NET INVESTMENT INCOME	11,537,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	9,485,880
Foreign currencies	(534,334)
Futures contracts	1,614,989
Options written	24,916
Swap contracts	302,863

Net realized gain	10,894,314
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(13,753,425)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,859,111)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,678,336

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,537,447	$13,652,000
Net realized gain on investments and foreign currencies	10,894,314	24,917,899
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(13,753,425)	(324,366)

Net increase in net assets resulting from operations	8,678,336	38,245,533

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(21,331,346)	(5,745,903)
Service Class	(2,906,286)	(755,775)

	(24,237,632)	(6,501,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,166,292	12,939,145
Service Class	3,042,450	3,100,784
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	21,331,346	5,745,903
Service Class	2,906,286	755,775

	41,446,374	22,541,607

Cost of shares repurchased:
Standard Class	(46,807,109)	(45,449,572)
Service Class	(8,461,960)	(9,136,247)

	(55,269,069)	(54,585,819)

Decrease in net assets derived from capital share transactions	(13,822,695)	(32,044,212)

NET DECREASE IN NET ASSETS	(29,381,991)	(300,357)
NET ASSETS:
Beginning of year	392,292,233	392,592,590

End of year (including undistributed (accumulated) net investment income (loss) $(1,034,036) and $11,244,445, respectively)	$362,910,242	$392,292,233

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$14.066	$12.957	$10.834	$16.910	$16.957

Income (loss) from investment operations:
Net investment income[2]	0.433	0.476	0.402	0.347	0.416
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.132)	0.867	2.065	(4.569)	0.353

Total from investment operations	0.301	1.343	2.467	(4.222)	0.769

Less dividends and distributions from:
Net investment income	(0.931)	(0.234)	(0.344)	(0.351)	(0.421)
Net realized gain on investments	—	—	—	(1.503)	(0.395)

Total dividends and distributions	(0.931)	(0.234)	(0.344)	(1.854)	(0.816)

Net asset value, end of period	$13.436	$14.066	$12.957	$10.834	$16.910

Total return[3]	2.23%	10.43%	22.85%	(26.96% )	4.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,061	$342,989	$341,991	$290,659	$477,666
Ratio of expenses to average net assets	0.73%	0.73%	0.67%	0.52%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.88%	0.92%	0.79%	0.52%	0.48%
Ratio of net investment income to average net assets	3.04%	3.56%	3.48%	2.39%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.89%	3.37%	3.36%	2.39%	2.38%
Portfolio turnover	146%	171%	178%	116%	174%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$14.067	$12.972	$10.841	$16.899	$16.946

Income (loss) from investment operations:
Net investment income[2]	0.397	0.442	0.368	0.297	0.372
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.131)	0.866	2.062	(4.557)	0.352

Total from investment operations	0.266	1.308	2.430	(4.260)	0.724

Less dividends and distributions from:
Net investment income	(0.895)	(0.213)	(0.299)	(0.295)	(0.376)
Net realized gain on investments	—	—	—	(1.503)	(0.395)

Total dividends and distributions	(0.895)	(0.213)	(0.299)	(1.798)	(0.771)

Net asset value, end of period	$13.438	$14.067	$12.972	$10.841	$16.899

Total return[3]	1.98%	10.15%	22.49%	(27.21% )	4.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,849	$49,303	$50,602	$46,811	$74,799
Ratio of expenses to average net assets	0.98%	0.98%	0.96%	0.87%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.13%	1.17%	1.08%	0.87%	0.73%
Ratio of net investment income to average net assets	2.79%	3.31%	3.19%	2.04%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.64%	3.12%	3.07%	2.04%	2.13%
Portfolio turnover	146%	171%	178%	116%	174%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and viewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Foundation® Conservative Allocation Fund–35

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments. The reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $38,319 and $2,764, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$166,057
Distribution fees payable to LFD	9,506

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $453,564,092 and sales of $494,375,087 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $92,336,843 and sales of $80,482,233 of long-term U.S. government securities.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2011, the cost of investments for federal income tax purposes was $352,968,469. At December 31, 2011, net unrealized appreciation was $20,728,593, of which $34,054,049 related to unrealized appreciation of investments and $13,325,456 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$37,869,874	$160,275	$38,030,149
Common Stock	120,097,876	85,036	32,430	120,215,342
Corporate Debt	92,276	120,764,269	—	120,856,545
Foreign Debt	—	37,363,547	—	37,363,547
Investment Companies	16,447,859	—	—	16,447,859
Municipal Bonds	—	570,729	—	570,729
U.S. Treasury Obligations	—	16,250,192	—	16,250,192
Short-Term Investments	37,846	22,707,919	—	22,745,765
Other	233,763	826,564	156,607	1,216,934

Total	$136,909,620	$236,438,130	$349,312	$373,697,062

Foreign Currency Exchange Contracts	$—	$646,061	$—	$646,061

Futures Contracts	$68,455	$—	$—	$68,455

Swap Contracts	$—	$(84,944)	$—	$(84,944)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- & Mortgage- Backed Securities	Common Stock	Corporate Debt	Other	Total
Balance as of 12/31/10	$100,406	$—	$390,000	$—	$490,406
Purchases	162,718	90,300	—	—	253,018
Sales	(100,309)	(40,860)	(393,900)	—	(535,069)
Net realized gain (loss)	309	(1,140)	3,900	—	3,069
Transfers into Level 3	—	—	—	62,162	62,162
Net change in unrealized appreciation/depreciation	(2,849)	(15,870)	—	94,445	75,726

Balance as of 12/31/11	$160,275	$32,430	$—	$156,607	$349,312

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(2,443)	$(15,870)	$—	$94,445	$76,132

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2011, transfer into Level 3 investments from Level 1 investments were made in the amount of $62,162 for the Fund. This was due to lack of mark activity in 2011 compared to 2010. During the year ended December 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$24,237,632	$6,501,678

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$345,359,060
Undistributed ordinary income	433,591
Capital loss carryforwards	(2,959,916)
Post-October losses	(94,843)
Other temporary differences	(531,847)
Unrealized appreciation of investments and foreign currencies	20,704,197

Net assets	$362,910,242

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of financial futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, tax treatment of passive foreign investment companies and CDS contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, foreign capital gain taxes, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications.

Undistributed Net Investment Loss	Accumulated Net Realized Loss
$421,704	$ (421,704)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,117,085 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $2,959,916 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Delaware Foundation® Conservative Allocation Fund–38

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,001,144	963,733
Service Class	214,072	231,185
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,582,455	420,974
Service Class	215,697	55,631

	3,013,368	1,671,523

Shares repurchased:
Standard Class	(3,296,666)	(3,393,486)
Service Class	(597,155)	(682,976)

	(3,893,821)	(4,076,462)

Net decrease	(880,453)	(2,404,939)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environments; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage

LVIP Delaware Foundation® Conservative Allocation Fund–39

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended December 31, 2011 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2010	—	$—
Options written	78	57,069
Options expired	(47)	(29,771)
Options terminated in closing purchase transactions	(7)	(1,620)

Options outstanding at December 31, 2011	24	$25,678

Swap Contracts–The Fund may enter into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps.    Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at December 31, 2011.

Credit Default Swaps.    A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, the net unrealized depreciation of credit default swaps was $84,944. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2011, the Fund would have received EUR 8,855,000 and USD 20,130,700 less the value of the contracts’ related reference obligations. The Fund received $1,838,300 in securities collateral for certain open derivatives.

CDS swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP Delaware Foundation® Conservative Allocation Fund–40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Swaps Generally.    Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$646,090	Liabilities net of receivables and other assets	$(29)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	68,455	Liabilities net of receivables and other assets	—
Equity contracts (Options written)	Options written, at value	—	Options written, at value	(14,656)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(84,944)

Total		$714,545		$99,629

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation /depreciation of investments and foreign currencies	$(1,438,702	)*	$982,565
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	1,603,967		(153,451)
Equity contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation/depreciation of investments and foreign currencies	24,916		11,022
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	302,863		(84,944)

Total		$493,044		$755,192

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD 3,812,778	USD 9,963,643
Futures contracts ( average notional value)	9,873,919	7,179,394
Options contracts (average notional value)	3,899	1,487
Swap contracts (average notional amount)	24,127	10,075,357
Swap contracts (average notional amount)	EUR —	EUR 1,862,361

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Conservative Allocation Fund–41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Some of these securities may be stripped securities, which provide only the principal or interest feature of the underlying security. The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–43

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were below the average of the Lipper expense group. On the basis of

LVIP Delaware Foundation® Conservative Allocation Fund–44

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper peer group of mixed-asset target allocation conservative funds, a Lipper index and a blended index. The Board noted that the Fund’s return for the one year period was well above the average of the Lipper performance group for the one year period. The Board noted that the Fund’s investment strategy had changed in 2009. The Board concluded that the services provided by Delaware were acceptable.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Foundation® Conservative Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–46

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund–47

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 0.27% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Moderate Composite1 returned (0.83%).

The financial markets delivered patchy performance during 2011. In terms of benchmark returns, fixed-income indices outperformed U.S. equities, which in turn outperformed international equity indices. U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index2) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index3). U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index4) generated a higher total return than U.S. large-cap value equities (as measured by the Russell 1000® Value Index5) or U.S. small-cap equities (as measured by the Russell 2000® Index6). Developed-market value equities (as measured by the MSCI EAFE Value Index7) narrowly beat developed-market growth equities (as measured by the MSCI EAFE Growth Index8, while emerging-market equities (as measured by the MSCI Emerging Markets Index9) delivered the worst overall performance returns among these various benchmarks.

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. remains unusually high, the outlook for real estate is still hazy, and the prolonged negotiations over the debt ceiling during the summer resulted in one rating agency downgrading the U.S. by one notch. Separately, investors were also worried about the fiscal position of numerous countries in continental Europe, and the possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The portfolio holdings were roughly neutral in terms of the active weight in U.S. large-cap equities, but became increasingly underweight in developed-market equities. The Fund was overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with positive performance coming from the U.S. large-cap growth, U.S. large-cap value, and fixed income sleeves. Security selection in the international value sleeve made a negative contribution to the portfolio’s overall performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,336. For comparison look at how the Moderate Composite did over the same period. The same $10,000 investment would have increased to $17,827. For comparison look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $17,531. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the Delaware VIP Balanced Series was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the Delaware VIP Balanced Series. The investment objective of the Fund was to seek a balance of capital appreciation, income and preservation of capital.

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2011 Annual Report Commentary (continued)

Total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.27%
Five Years	+0.94%
Ten Years	+2.92%

Service Class Shares
One Year	+0.02%
Five Years	+1.00%
Ten Years	+2.83%

1

The Moderate Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Moderate Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

2	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-look ratios and higher forecasted growth values.

5	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

6	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

7	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

8	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

9	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)	2012 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates and other insurance companies for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$950.60	0.73%	$3.59
Service Class Shares	1,000.00	949.30	0.98%	4.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation

As of December 31, 2011

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	49.15%
U.S. Markets	31.42%
Aerospace & Defense	1.06%
Air Freight & Logistics	0.31%
Auto Components	0.05%
Automobiles	0.09%
Beverages	0.22%
Biotechnology	0.39%
Building Products	0.06%
Capital Markets	0.43%
Chemicals	0.57%
Commercial Banks	0.53%
Commercial Services & Supplies	0.45%
Communications Equipment	1.53%
Computers & Peripherals	1.16%
Construction & Engineering	0.15%
Consumer Finance	0.05%
Containers & Packaging	0.09%
Diversified Consumer Services	0.42%
Diversified Financial Services	0.84%
Diversified Telecommunication Services	0.82%
Electric Utilities	0.75%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	0.09%
Energy Equipment & Services	0.40%
Food & Staples Retailing	1.05%
Food Products	0.98%
Gas Utilities	0.05%
Health Care Equipment & Supplies	0.54%
Health Care Providers & Services	0.97%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	0.39%
Household Durables	0.07%
Household Products	0.59%
Independent Power Producers & Energy Traders	0.00%
Industrial Conglomerates	0.10%
Insurance	1.27%
Internet & Catalog Retail	0.41%
Internet Software & Services	1.59%
IT Services	1.47%
Life Sciences Tools & Services	0.08%
Machinery	0.55%
Media	0.65%
Metals & Mining	0.10%
Multiline Retail	0.34%
Multi-Utilities	0.11%
Office Electronics	0.30%
Oil, Gas & Consumable Fuels	2.73%
Personal Products	0.34%

Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	2.13%
Professional Services	0.15%
Real Estate Investment Trusts	0.35%
Road & Rail	0.11%
Semiconductors & Semiconductor Equipment	0.54%
Software	1.02%
Specialty Retail	0.86%
Textiles, Apparel & Luxury Goods	0.44%
Thrifts & Mortgage Finance	0.06%
Trading Companies & Distributors	0.07%
Wireless Telecommunication Services	0.46%
Developed Markets	10.75%
Air Freight & Logistics	0.26%
Airlines	0.16%
Auto Components	0.11%
Automobiles	0.45%
Beverages	0.28%
Biotechnology	0.05%
Building Products	0.21%
Chemicals	0.36%
Commercial Banks	0.68%
Construction Materials	0.08%
Containers & Packaging	0.34%
Electrical Equipment	0.14%
Energy Equipment & Services	0.10%
Food & Staples Retailing	0.35%
Food Products	0.67%
Household Durables	0.17%
Industrial Conglomerates	0.06%
Insurance	0.14%
IT Services	0.62%
Life Sciences Tools & Services	0.02%
Machinery	0.05%
Marine	0.02%
Media	0.48%
Metals & Mining	0.69%
Multiline Retail	0.34%
Multi-Utilities	0.40%
Oil, Gas & Consumable Fuels	0.30%
Pharmaceuticals	1.68%
Professional Services	0.26%
Road & Rail	0.30%
Semiconductors & Semiconductor Equipment	0.04%
Textiles, Apparel & Luxury Goods	0.26%
Trading Companies & Distributors	0.23%
Wireless Telecommunication Services	0.45%
Emerging Markets	6.98%
Airlines	0.03%
Automobiles	0.03%

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Beverages	0.23%
Chemicals	0.17%
Commercial Banks	0.88%
Communications Equipment	0.03%
Construction & Engineering	0.03%
Construction Materials	0.16%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.39%
Electric Utilities	0.06%
Electronic Equipment, Instruments & Components	0.17%
Food & Staples Retailing	0.07%
Food Products	0.26%
Hotels, Restaurants & Leisure	0.13%
Household Durables	0.11%
Independent Power Producers & Energy Traders	0.06%
Industrial Conglomerates	0.01%
Insurance	0.15%
Internet & Catalog Retail	0.13%
Internet Software & Services	0.21%
Machinery	0.05%
Marine	0.04%
Media	0.13%
Metals & Mining	0.43%
Multiline Retail	0.01%
Oil, Gas & Consumable Fuels	1.52%
Paper & Forest Products	0.06%
Pharmaceuticals	0.02%
Real Estate Management & Development	0.13%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.44%
Software	0.06%
Tobacco	0.15%
Wireless Telecommunication Services	0.58%
Convertible Preferred Stock	0.11%
Exchange-Traded Funds	6.75%
Preferred Stock	0.15%
Right	0.00%
Agency Asset-Backed Securities	0.00%
Agency Collateralized Mortgage Obligations	0.58%
Agency Mortgage-Backed Securities	4.16%
Commercial Mortgage-Backed Securities	1.60%
Convertible Bonds	0.78%
Corporate Bonds	17.33%
Aerospace & Defense	0.09%
Airlines	0.03%
Auto Components	0.25%
Automobiles	0.08%
Beverages	0.17%
Building Products	0.07%

Security Type/Sector	Percentage of Net Assets
Capital Markets	0.33%
Chemicals	0.55%
Commercial Banks	1.82%
Commercial Services & Supplies	0.32%
Communications Equipment	0.08%
Computers & Peripherals	0.23%
Construction Materials	0.04%
Containers & Packaging	0.11%
Diversified Consumer Services	0.07%
Diversified Financial Services	0.60%
Diversified Telecommunication Services	0.57%
Electric Utilities	0.88%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.33%
Food & Staples Retailing	0.31%
Food Products	0.22%
Gas Utilities	0.15%
Health Care Equipment & Supplies	0.48%
Health Care Providers & Services	0.59%
Hotels, Restaurants & Leisure	0.32%
Household Durables	0.32%
Independent Power Producers & Energy Traders	0.06%
Insurance	0.40%
Internet Software & Services	0.10%
IT Services	0.10%
Life Sciences Tools & Services	0.17%
Machinery	0.04%
Media	0.92%
Metals & Mining	1.05%
Multiline Retail	0.03%
Multi-Utilities	0.37%
Office Electronics	0.13%
Oil, Gas & Consumable Fuels	2.83%
Paper & Forest Products	0.25%
Pharmaceuticals	0.16%
Real Estate Investment Trusts	0.78%
Road & Rail	0.18%
Semiconductors & Semiconductor Equipment	0.19%
Textiles, Apparel & Luxury Goods	0.05%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.44%
Municipal Bond	0.04%
Non-Agency Asset-Backed Securities	0.35%
Non-Agency Collateralized Mortgage Obligations	0.13%
Regional Bonds	1.45%
Senior Secured Loans	1.60%
Sovereign Bonds	3.71%
Supranational Banks	0.18%
U.S. Treasury Obligations	7.60%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Short Term Investments	6.83%
Total Value of Securities	102.50%
Options Written	0.00%
Liabilities Net of Receivables and Other Assets	(2.50%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.04%
Google Class A	0.70%
QUALCOMM	0.62%
Lowe’s	0.58%
CGI Group Class A	0.54%
Visa Class A	0.53%
Pfizer	0.53%
MasterCard Class A	0.52%
EOG Resources	0.50%
Merck	0.49%
Total	6.05%

Geography	Percentage of Net Assets
Argentina	0.06%
Australia	1.59%
Bermuda	0.23%
Brazil	1.51%
Canada	2.60%
Cayman Islands	0.58%
Chile	0.19%
China	1.13%
Colombia	0.07%
Curacao	0.11%
Denmark	0.29%
Finland	0.07%
France	2.22%
Germany	0.68%
Greece	0.01%
Hong Kong	0.70%
Hungary	0.02%
India	0.27%
Indonesia	0.20%
Ireland	0.19%
Israel	0.46%
Italy	0.09%
Japan	1.51%
Jersey	0.02%
Luxembourg	0.20%
Malaysia	0.23%

Geography	Percentage of Net Assets
Mexico	0.76%
Netherlands	0.11%
New Zealand	0.04%
Norway	0.86%
Panama	0.31%
Peru	0.22%
Philippines	0.27%
Poland	0.31%
Qatar	0.02%
Republic of Korea	1.40%
Russia	0.76%
Singapore	0.04%
South Africa	0.66%
Spain	0.15%
Supranational	0.18%
Sweden	0.65%
Switzerland	0.99%
Taiwan	0.54%
Thailand	0.25%
Turkey	0.19%
United Kingdom	2.58%
United States	69.08%
Uruguay	0.07%
Total	95.67%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–49.15%
U.S. MARKETS–31.42%
Aerospace & Defense–1.06%
Ducommun	570	$7,268
†Esterline Technologies	870	48,694
Honeywell International	1,940	105,439
†KEYW Holding	1,960	14,504
Lockheed Martin	780	63,102
Northrop Grumman	6,000	350,880
Raytheon	7,600	367,687
Rockwell Collins	550	30,454
Triumph Group	1,310	76,570
United Technologies	1,890	138,140

		1,202,738

Air Freight & Logistics–0.31%
Expeditors International of Washington	6,000	245,760
FedEx	680	56,787
†Hub Group Class A	1,535	49,780

		352,327

Auto Components–0.05%
Cooper Tire & Rubber	1,560	21,856
†Tenneco	1,120	33,354

		55,210

Automobiles–0.09%
†Ford Motor	9,150	98,454

		98,454

Beverages–0.22%
Coca-Cola	1,160	81,165
PepsiCo	2,540	168,529

		249,694

Biotechnology–0.39%
†Acorda Therapeutics	1,240	29,562
Amgen	1,440	92,461
†Celgene	1,110	75,036
†Gilead Sciences	2,190	89,637
†Incyte	2,250	33,773
†ONYX Pharmaceuticals	1,230	54,059
†Spectrum Pharmaceuticals	2,380	34,819
†Vertex Pharmaceuticals	810	26,900

		436,247

Building Products–0.06%
AAON	1,780	36,472
†Gibraltar Industries	2,020	28,199

		64,671

Capital Markets–0.43%
Apollo Investment	3,540	22,798
Bank of New York Mellon	17,500	348,424

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
BlackRock	540	$96,250
†Piper Jaffray	1,135	22,927

		490,399

Chemicals–0.57%
Celanese Class A	1,770	78,358
duPont (E.I.) deNemours	9,380	429,417
Eastman Chemical	1,340	52,340
†Ferro	3,960	19,364
Innophos Holdings	390	18,938
Koppers Holdings	650	22,334
†TPC Group	1,255	29,279

		650,030

Commercial Banks–0.53%
†BBCN Bancorp	1,870	17,672
Cardinal Financial	2,715	29,159
City Holding	805	27,281
Home Bancshares	1,200	31,092
@Independent Bank	1,200	32,748
M&T Bank	660	50,384
Park National	575	37,410
Prosperity Bancshares	1,085	43,780
Susquehanna Bancshares	4,140	34,693
†Texas Capital Bancshares	1,170	35,814
Trustmark	1,800	43,722
Webster Financial	1,850	37,722
Wells Fargo	6,470	178,312

		599,789

Commercial Services & Supplies–0.45%
McGrath RentCorp	735	21,308
Republic Services	1,340	36,917
†Tetra Tech	1,250	26,988
United Stationers	1,405	45,747
US Ecology	1,600	30,048
Waste Management	10,700	349,996

		511,004

Communications Equipment–1.53%
Adtran	1,365	41,168
Cisco Systems	21,430	387,454
Motorola Solutions	7,328	339,213
†NETGEAR	810	27,192
Plantronics	1,025	36,531
†Polycom	9,900	161,370
QUALCOMM	12,940	707,819
†ViaSat	700	32,284

		1,733,031

Computers & Peripherals–1.16%
†Apple	2,920	1,182,600

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Computers & Peripherals (continued)
†EMC	5,220	$112,439
†Synaptics	665	20,050

		1,315,089

Construction & Engineering–0.15%
Fluor	1,160	58,289
Granite Construction	790	18,739
†MYR Group	1,775	33,974
†Tutor Perini	1,155	14,253
†URS	1,120	39,334

		164,589

Consumer Finance–0.05%
Capital One Financial	1,400	59,206

		59,206

Containers & Packaging–0.09%
Boise	4,045	28,800
†Owens-Illinois	1,980	38,372
Silgan Holdings	1,025	39,606

		106,778

Diversified Consumer Services–0.42%
†Apollo Group Class A	8,900	479,443

		479,443

Diversified Financial Services–0.84%
CME Group	1,325	322,863
†IntercontinentalExchange	3,935	474,364
JPMorgan Chase	4,720	156,940

		954,167

Diversified Telecommunication Services–0.82%
AT&T	18,150	548,856
Atlantic Tele-Network	590	23,040
=Century Communications Tracking	5,000	0
Verizon Communications	8,900	357,068

		928,964

Electric Utilities–0.75%
Cleco	1,075	40,958
Edison International	8,500	351,900
Exelon	1,500	65,055
Progress Energy	6,400	358,527
UIL Holdings	780	27,589

		844,029

Electrical Equipment–0.06%
Acuity Brands	675	35,775
Roper Industries	370	32,142

		67,917

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Electronic Equipment, Instruments & Components–0.09%
†Anixter International	705	$42,046
†FARO Technologies	865	39,790
†Rofin-Sinar Technologies	870	19,880

		101,716

Energy Equipment & Services–0.40%
Baker Hughes	760	36,966
Bristow Group	960	45,494
†Key Energy Services	3,360	51,979
Lufkin Industries	475	31,972
National Oilwell Varco	890	60,511
†Pioneer Drilling	4,100	39,688
†RigNet	1,700	28,458
Schlumberger	2,250	153,699

		448,767

Food & Staples Retailing–1.05%
Casey’s General Stores	1,040	53,570
CVS Caremark	12,000	489,360
†Fresh Market	665	26,534
Safeway	17,000	357,680
†Susser Holdings	2,090	47,276
Walgreen	6,500	214,890

		1,189,310

Food Products–0.98%
Archer-Daniels-Midland	17,500	500,500
Bunge	2,100	120,120
General Mills	2,360	95,368
J&J Snack Foods	775	41,292
Kraft Foods	9,300	347,448

		1,104,728

Gas Utilities–0.05%
AGL Resources	1,340	56,628

		56,628

Health Care Equipment & Supplies–0.54%
†Align Technology	1,980	46,975
Baxter International	7,100	351,307
†Conmed	1,180	30,291
†CryoLife	3,300	15,840
†Haemonetics	585	35,814
†Merit Medical Systems	2,610	34,922
†Quidel	2,240	33,891
†SonoSite	560	30,162
West Pharmaceutical Services	860	32,637

		611,839

Health Care Providers & Services–0.97%
†Air Methods	530	44,759
AmerisourceBergen	1,500	55,785

LVIP Delaware Foundation® Moderate Allocation Fund–8

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
†AMN Healthcare Services	4,965	$21,995
Cardinal Health	8,000	324,880
†Catalyst Health Solutions	770	40,040
†Express Scripts	2,290	102,340
Quest Diagnostics	6,000	348,360
UnitedHealth Group	3,180	161,162

		1,099,321

Health Care Technology–0.03%
Quality Systems	910	33,661

		33,661

Hotels, Restaurants & Leisure–0.39%
†AFC Enterprises	2,985	43,880
†Bally Technologies	510	20,176
†Buffalo Wild Wings	430	29,029
CEC Entertainment	905	31,177
†Cheesecake Factory	865	25,388
†Jack in the Box	1,585	33,127
McDonald’s	1,490	149,491
†Shuffle Master	3,460	40,551
Starbucks	1,450	66,715

		439,534

Household Durables–0.07%
Jarden	2,670	79,780

		79,780

Household Products–0.59%
Kimberly-Clark	6,160	453,130
Procter & Gamble	3,240	216,140

		669,270

Independent Power Producers & Energy Traders–0.00%
=Calpine	200	0

		0

Industrial Conglomerates–0.10%
General Electric	6,190	110,862

		110,862

Insurance–1.27%
AFLAC	1,930	83,492
Allstate	12,900	353,589
American Equity Investment Life Holding	3,165	32,916
Marsh & McLennan	10,800	341,496
Primerica	1,465	34,047
ProAssurance	405	32,327
Prudential Financial	2,360	118,283
Travelers	7,490	443,183

		1,439,333

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet & Catalog Retail–0.41%
Expedia	1,360	$39,467
†OpenTable	290	11,348
†priceline.com	820	383,522
†TripAdvisor	1,360	34,286

		468,623

Internet Software & Services–1.59%
†comScore	1,245	26,394
†Google Class A	1,235	797,686
j2 Global	1,490	41,929
†Liquidity Services	810	29,889
†LogMeln	1,100	42,405
†QuinStreet	2,775	25,974
†ValueClick	2,085	33,965
VeriSign	13,500	482,220
†Vocus	1,535	33,908
†Yahoo	17,730	285,985

		1,800,355

IT Services–1.47%
†Cognizant Technology Solutions Class A	1,440	92,606
†ExlService Holdings	795	17,784
International Business Machines	340	62,519
MasterCard Class A	1,590	592,784
Syntel	550	25,724
†TeleTech Holdings	2,155	34,911
†Teradata	4,900	237,699
Visa Class A	5,950	604,103

		1,668,130

Life Sciences Tools & Services–0.08%
†Thermo Fisher Scientific	1,920	86,342

		86,342

Machinery–0.55%
Barnes Group	1,635	39,420
Caterpillar	3,250	294,449
†Chart Industries	665	35,957
†Columbus McKinnon	1,855	23,540
Cummins	740	65,135
Deere	1,340	103,649
ESCO Technologies	925	26,622
†Kadant	1,440	32,558

		621,330

Media–0.65%
Cinemark Holdings	1,485	27,458
Comcast Class A	15,300	362,763
Comcast Special Class	6,230	146,779
†Knology	2,495	35,429
National CineMedia	1,955	24,242

LVIP Delaware Foundation® Moderate Allocation Fund–9

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Media (continued)
Regal Entertainment Group Class A	1,700	$20,298
Viacom Class B	2,650	120,337

		737,306

Metals & Mining–0.10%
†Castle (A.M.)	3,120	29,515
Cliffs Natural Resources	840	52,374
†Coeur d’Alene Mines	1,320	31,865

		113,754

Multiline Retail–0.34%
DSW Class A	795	35,147
Kohl’s	1,430	70,571
Macy’s	3,160	101,689
Nordstrom	1,980	98,426
Target	1,510	77,342

		383,175

Multi-Utilities–0.11%
MDU Resources Group	2,210	47,427
NorthWestern	745	26,664
OGE Energy	980	55,576

		129,667

Office Electronics–0.30%
Xerox	43,400	345,464

		345,464

Oil, Gas & Consumable Fuels–2.73%
Berry Petroleum Class A	890	37,398
†Carrizo Oil & Gas	1,450	38,208
Chevron	5,060	538,383
ConocoPhillips	4,800	349,776
El Paso	9,800	260,386
EOG Resources	5,700	561,506
Exxon Mobil	3,230	273,775
Hess	1,100	62,480
Marathon Oil	12,700	371,729
†Newfield Exploration	1,680	63,386
Occidental Petroleum	1,160	108,692
†Rosetta Resources	705	30,668
†Swift Energy	740	21,993
Williams	11,500	379,729

		3,098,109

Personal Products–0.34%
Avon Products	20,000	349,400
†Prestige Brands Holdings	3,310	37,304

		386,704

Pharmaceuticals–2.13%
Abbott Laboratories	2,170	122,019

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals (continued)
Allergan	6,025	$528,633
Johnson & Johnson	5,560	364,625
Merck	14,760	556,451
Perrigo	2,275	221,358
Pfizer	27,533	595,813
†Salix Pharmaceuticals	415	19,858

		2,408,757

Professional Services–0.15%
†CRA International	860	17,062
†Kforce	2,935	36,189
Manpower	900	32,175
†RPX	640	8,096
Towers Watson Class A	1,180	70,717

		164,239

Real Estate Investment Trusts–0.35%
DCT Industrial Trust	6,265	32,077
DuPont Fabros Technology	1,545	37,420
EastGroup Properties	940	40,871
Entertainment Properties Trust	925	40,432
Home Properties	815	46,920
Host Hotels & Resorts	5,390	79,609
LaSalle Hotel Properties	1,750	42,368
Sovran Self Storage	1,015	43,310
Tanger Factory Outlet Centers	1,220	35,770

		398,777

Road & Rail–0.11%
Hunt (J.B.) Transport Services	1,000	45,070
Union Pacific	800	84,752

		129,822

Semiconductors & Semiconductor Equipment–0.54%
†Amkor Technology	5,965	26,007
†Applied Micro Circuits	4,670	31,382
†Cirrus Logic	1,475	23,379
Intel	18,660	452,505
†IXYS	2,480	26,858
†MEMC Electronic Materials	6,300	24,822
†Semtech	1,220	30,280

		615,233

Software–1.02%
†Adobe Systems	10,300	291,180
Intuit	8,150	428,608
Microsoft	8,330	216,247
†Nuance Communications	1,810	45,540
†Progress Software	1,597	30,902
†SolarWinds	890	24,876
†SS&C Technologies Holdings	2,305	41,628
†SuccessFactors	560	22,327

LVIP Delaware Foundation® Moderate Allocation Fund–10

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†Symantec	3,790	$59,314

		1,160,622

Specialty Retail–0.86%
Big 5 Sporting Goods	1,895	19,784
†Jos. A Bank Clothiers	922	44,957
Lowe’s	26,100	662,418
Staples	18,100	251,409

		978,568

Textiles, Apparel & Luxury Goods–0.44%
†G-III Apparel Group	1,555	38,735
†Iconix Brand Group	2,495	40,644
Jones Group	1,075	11,341
NIKE Class B	3,400	327,658
†Perry Ellis International	1,910	27,160
†Steven Madden	1,437	49,577

		495,115

Thrifts & Mortgage Finance–0.06%
Dime Community Bancshares	2,335	29,421
Flushing Financial	2,650	33,470

		62,891

Trading Companies & Distributors–0.07%
Applied Industrial Technologies	1,430	50,293
†Titan Machinery	1,470	31,943

		82,236

Wireless Telecommunication Services–0.46%
†Crown Castle International	11,100	497,280
NTELOS Holdings	1,125	22,928

		520,208

Total U.S. Markets (Cost $29,425,184)		35,603,952

§DEVELOPED MARKETS–10.75%
Air Freight & Logistics–0.26%
Deutsche Post	18,989	291,958

		291,958

Airlines–0.16%
Copa Holdings Class A	3,100	181,877

		181,877

Auto Components–0.11%
Sumitomo Rubber Industries	10,775	129,366

		129,366

Automobiles–0.45%
Bayerische Motoren Werke	2,773	185,757
Toyota Motor	9,800	326,625

		512,382

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Beverages–0.28%
Coca-Cola Amatil	26,994	$317,769

		317,769

Biotechnology–0.05%
†Alkermes	2,955	51,299

		51,299

Building Products–0.21%
Asahi Glass	15,000	125,910
Cie de Saint-Gobain	3,021	115,984

		241,894

Chemicals–0.36%
Agrium	1,060	71,137
Israel Chemicals	3,900	40,422
Syngenta ADR	5,000	294,701

		406,260

Commercial Banks–0.68%
Mitsubishi UFJ Financial Group	65,400	277,881
Nordea Bank	28,903	223,637
Standard Chartered	12,382	270,983

		772,501

Construction Materials–0.08%
Lafarge	2,561	90,020

		90,020

Containers & Packaging–0.34%
Rexam	69,298	379,745

		379,745

Electrical Equipment–0.14%
Alstom	5,265	159,651

		159,651

Energy Equipment & Services–0.10%
†Nabors Industries	2,730	47,338
Noble	2,080	62,858

		110,196

Food & Staples Retailing–0.35%
Tesco	62,507	391,706

		391,706

Food Products–0.67%
Aryzta	8,184	395,585
Greggs	46,980	369,237

		764,822

Household Durables–0.17%
Techtronic Industries	184,000	189,292

		189,292

LVIP Delaware Foundation® Moderate Allocation Fund–11

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Industrial Conglomerates–0.06%
Koninklijke Philips Electronics	3,504	$73,828

		73,828

Insurance–0.14%
Alterra Capital Holdings	1,430	33,791
AXA	9,496	123,450

		157,241

IT Services–0.62%
Accenture Class A	1,600	85,168
†CGI Group Class A	32,204	606,936
†InterXion Holding	1,120	15,064

		707,168

Life Sciences Tools & Services–0.02%
†ICON ADR	1,505	25,751

		25,751

Machinery–0.05%
Vallourec	951	61,736

		61,736

Marine–0.02%
Box Ships	1,990	16,656

		16,656

Media–0.48%
Promotora de Informaciones ADR	1,100	5,324
Publicis Groupe	3,189	146,701
Vivendi	17,622	385,884

		537,909

Metals & Mining–0.69%
Anglo American ADR	2,000	36,972
†AuRico Gold	28,003	225,124
Rio Tinto	3,827	185,759
Yamana Gold	22,414	330,462

		778,317

Multiline Retail–0.34%
Don Quijote	7,500	257,373
PPR	909	130,172

		387,545

Multi-Utilities–0.40%
National Grid	47,000	456,266

		456,266

Oil, Gas & Consumable Fuels–0.30%
Total	6,721	343,584

		343,584

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals–1.68%
Meda Class A	29,066	$302,399
Novartis	6,464	369,568
Novo Nordisk ADR	2,875	331,373
Sanofi	5,774	424,076
Teva Pharmaceutical Industries ADR	11,800	476,248

		1,903,664

Professional Services–0.26%
Teleperformance	13,327	296,231

		296,231

Road & Rail–0.30%
East Japan Railway	5,366	341,650

		341,650

Semiconductors & Semiconductor Equipment–0.04%
Avago Technologies	1,560	45,022

		45,022

Textiles, Apparel & Luxury Goods–0.26%
Yue Yuen Industrial Holdings	93,000	293,970

		293,970

Trading Companies & Distributors–0.23%
ITOCHU	25,114	255,187

		255,187

Wireless Telecommunication Services–0.45%
China Mobile ADR	3,000	145,470
Vodafone Group	97,290	270,346
Vodafone Group ADR	3,480	97,544

		513,360

Total Developed Markets (Cost $11,573,095)		12,185,823

×EMERGING MARKETS–6.98%
Airlines–0.03%
Gol Linhas Aereas Inteligentes ADR	5,600	37,128

		37,128

Automobiles–0.03%
Mahindra & Mahindra	2,607	33,527
Oriental Holdings	240	406

		33,933

Beverages – 0.23%
Fomento Economico Mexicano ADR	900	62,739
@Lotte Chilsung Beverage	105	132,694

LVIP Delaware Foundation® Moderate Allocation Fund–12

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
Tsingtao Brewery	5,305	$29,371
@United Spirits	4,397	40,798

		265,602

Chemicals–0.17%
Braskem ADR	3,300	46,530
@KCC	418	102,945
Petronas Chemicals Group	22,700	44,397

		193,872

Commercial Banks–0.88%
ABSA Group	1,588	27,737
Banco Bradesco ADR	3,014	50,274
Banco Santander Brasil ADR	8,500	69,190
Bangkok Bank	10,608	51,611
Bank of China	124,300	45,773
China Construction Bank	82,028	57,244
Credicorp	400	43,788
Grupo Financiero Banorte	10,800	32,699
@Hong Leong Bank	6,120	21,044
ICICI Bank ADR	1,100	29,073
Industrial & Commercial Bank of China	97,406	57,817
Itau Unibanco Holding ADR	3,300	61,248
@KB Financial Group ADR	3,478	109,001
Malayan Banking	21,222	57,440
OTP Bank	1,869	24,697
@Sberbank	38,748	87,183
Standard Bank Group	7,500	91,746
State Bank of India	325	9,925
Turkiye Is Bankasi Class C	11,722	20,583
VTB Bank GDR	12,400	44,764

		992,837

Communications Equipment–0.03%
HTC	2,206	36,194

		36,194

Construction & Engineering–0.03%
†Empresas ADR	7,200	34,416

		34,416

Construction Materials–0.16%
Cemex ADR	19,724	106,313
Siam Cement NVDR	3,300	32,739
Ultratech Cement	1,698	37,361

		176,413

Diversified Financial Services–0.04%
Fubon Financial Holding	40,788	43,165

		43,165

Diversified Telecommunication Services–0.39%
China Telecom	100,000	56,910

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Diversified Telecommunication Services (continued)
China Unicom Hong Kong ADR	5,700	$120,441
Chunghwa Telecom ADR	2,203	73,316
KT ADR	4,900	76,636
LG Uplus	7,470	47,684
Telefonica Brasil ADR	2,480	67,778

		442,765

Electric Utilities–0.06%
Centrais Eletricas Brasileiras ADR	3,100	30,101
Light	2,600	40,189

		70,290

Electronic Equipment, Instruments & Components–0.17%
Hon Hai Precision Industry	56,784	155,436
LG Display ADR	3,000	31,590

		187,026

Food & Staples Retailing–0.07%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,200	43,716
Wal-Mart de Mexico Series V	11,173	30,665

		74,381

Food Products–0.26%
Brazil Foods ADR	4,400	86,020
China Mengniu Dairy	13,000	30,397
@Cresud ADR	3,900	44,421
@Lotte Confectionery	59	86,878
Tingyi Cayman Islands Holding	16,000	48,618

		296,334

Hotels, Restaurants & Leisure–0.13%
†Ctrip.com International ADR	6,300	147,419

		147,419

Household Durables–0.11%
Cyrela	3,121	24,858
LG Electronics	709	45,503
@Turkiye Sise ve Cam Fabrikalari	31,976	48,346

		118,707

Independent Power Producers & Energy Traders–0.06%
@Huaneng Power International ADR	3,400	71,468

		71,468

Industrial Conglomerates–0.01%
@†Tianjin Development Holdings	18,000	9,294

		9,294

Insurance–0.15%
Cathay Financial Holding	25,602	27,644
Powszechny Zaklad Ubezpieczen	584	52,292

LVIP Delaware Foundation® Moderate Allocation Fund–13

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Insurance (continued)
#Samsung Life Insurance 144A	1,340	$93,514

		173,450

Internet & Catalog Retail–0.13%
B2W Cia Global Do Varejo	3,432	16,578
Hyundai Home Shopping Network	1,182	135,610

		152,188

Internet Software & Services–0.21%
Alibaba.com	15,000	15,509
†Sina	1,100	57,200
†Sohu.com	3,200	160,000

		232,709

Machinery–0.05%
United Tractors	19,031	55,304

		55,304

Marine–0.04%
Santos Brasil Participacoes	3,600	47,667

		47,667

Media–0.13%
†Focus Media Holding ADR	1,300	25,337
Grupo Televisa ADR	5,900	124,254

		149,591

Metals & Mining–0.43%
Anglo American Platinum	605	39,871
ArcelorMittal South Africa	7,728	65,652
Cia de Minas Buenaventura ADR	1,300	49,842
@Gerdau	5,900	38,791
Gerdau ADR	4,300	33,583
Impala Platinum Holdings	1,275	26,432
MMC Norilsk Nickel ADR	2,436	37,295
POSCO ADR	400	32,840
Steel Authority of India	18,080	27,794
Vale ADR	6,400	137,280

		489,380

Multiline Retail–0.01%
†Magazine Luiza	1,300	6,656

		6,656

Oil, Gas & Consumable Fuels–1.52%
Banpu NVDR	6,889	119,220
China Coal Energy	41,000	44,238
China Petroleum & Chemical ADR	100	10,505
CNOOC	149,000	260,528
CNOOC ADR	300	52,404
Gazprom ADR	10,600	113,219
†Jastrzebska Spolka Weglowa	1,070	26,076
LUKOIL ADR	900	47,880

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Oil India	1,717	$38,499
PetroChina ADR	500	62,155
Petroleo Brasileiro SA ADR	12,000	298,200
Petroleo Brasileiro SP ADR	11,300	265,437
Polski Koncern Naftowy Orlen	2,739	26,907
PTT	6,158	62,068
PTT Exploration & Production	4,000	20,729
#Reliance Industries GDR 144A	3,400	90,440
Rosneft Oil GDR	10,300	67,980
Sasol ADR	1,400	66,360
Tambang Batubara Bukit Asam	24,000	45,922

		1,718,767

Paper & Forest Products–0.06%
Fibria Celulose ADR	8,831	68,617

		68,617

Pharmaceuticals–0.02%
Hypermarcas	4,700	21,442

		21,442

Real Estate Management & Development–0.13%
=@#†Etalon Group GDR 144A	3,000	14,100
@IRSA Inversiones y Representaciones ADR	1,900	19,703
@KLCC Property Holdings	28,900	28,718
Torunlar Gayrimenkul Yatirim Ortakligi	7,396	15,577
@†UEM Land Holdings	91,800	70,080

		148,178

Road & Rail–0.01%
All America Latina Logistica	3,000	14,974

		14,974

Semiconductors & Semiconductor Equipment–0.44%
MediaTek	5,001	45,824
MStar Semiconductor	3,302	17,227
Samsung Electronics	253	230,903
Taiwan Semiconductor Manufacturing	26,204	65,586
Taiwan Semiconductor Manufacturing ADR	5,700	73,587
United Microelectronics	166,000	69,612

		502,739

Software–0.06%
@†Shanda Interactive Entertainment ADR	1,800	72,018

		72,018

Tobacco–0.15%
†KT&G	2,341	164,380

		164,380

LVIP Delaware Foundation® Moderate Allocation Fund–14

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services–0.58%
America Movil ADR	2,200	$49,720
Mobile Telesystems ADR	15,700	230,476
MTN Group	3,616	64,382
SK Telecom ADR	9,700	132,017
Turkcell Iletisim Hizmet ADR	5,000	58,800
Vodacom Group	10,511	115,883

		651,278

Total Emerging Markets (Cost $8,467,536)		7,900,582

Total Common Stock (Cost $49,465,815)		55,690,357

CONVERTIBLE PREFERRED STOCK–0.11%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	400	21,712
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	268	14,589
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	21	16,464
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	17	16,703
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	30	26,332
PPL 9.50% exercise price $28.80, expiration date 7/1/13	250	13,875
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	100	12,421

Total Convertible Preferred Stock (Cost $141,922)		122,096

EXCHANGE-TRADED FUNDS–6.75%
iShares MSCI EAFE Growth Index Fund	73,750	3,835,738
iShares MSCI EAFE Index Fund	49,200	2,436,876
Vanuguard MSCI EAFE	45,000	1,378,350

Total Exchange-Traded Funds (Cost $7,339,314)		7,650,964

PREFERRED STOCK–0.15%
Alabama Power 5.625%	1,650	41,564
•PNC Financial Services Group 8.25%	125,000	129,150

Total Preferred Stock (Cost $165,160)		170,714

RIGHT–0.00%
†LG Electronics	67	1,316

Total Right (Cost $0)		1,316

	Principal Amount°	Value (U.S. $)

AGENCY ASSET-BACKED SECURITIES–0.00%
•Fannie Mae Whole Loan Series 2002-W11 AV1 0.634% 11/25/32	674	$623

Total Agency Asset-Backed Securities (Cost $675)		623

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.58%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	7,922	9,249
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	8,231	9,314
Series 2003-26 AT 5.00% 11/25/32	84,238	89,242
Series 2003-122 AJ 4.50% 2/25/28	4,897	5,001
Series 2010-41 PN 4.50% 4/25/40	40,000	43,540
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	12,859	14,319
Series 2004-W11 1A2 6.50% 5/25/44	14,091	15,714
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	6,604	7,556
Series 2326 ZQ 6.50% 6/15/31	30,481	34,884
Series 2557 WE 5.00% 1/15/18	25,000	27,111
Series 2662 MA 4.50% 10/15/31	2,174	2,192
Series 2694 QG 4.50% 1/15/29	11,939	12,069
Series 2872 GC 5.00% 11/15/29	30,679	30,916
Series 3022 MB 5.00% 12/15/28	9,160	9,215
Series 3173 PE 6.00% 4/15/35	95,000	103,943
Series 3337 PB 5.50% 7/15/30	6,951	6,971
Series 3656 PM 5.00% 4/15/40	70,000	78,759
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	16,631	19,088
GNMA Series 2010-113 KE 4.50% 9/20/40	95,000	106,386
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	30,000	31,674

Total Agency Collateralized Mortgage Obligations (Cost $626,004)		657,143

LVIP Delaware Foundation® Moderate Allocation Fund–15

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–4.16%
Fannie Mae 6.50% 8/1/17	5,993	$6,564
•Fannie Mae ARM
2.533% 4/1/36	4,797	5,065
4.886% 3/1/38	8,720	9,302
5.139% 11/1/35	6,413	6,809
5.938% 8/1/37	14,612	15,835
Fannie Mae Relocation 30 yr 5.00% 11/1/34	6,902	7,391
Fannie Mae S.F. 15 yr
4.00% 7/1/24	82,635	87,177
4.00% 7/1/25	83,395	87,980
4.00% 11/1/25	128,824	137,073
5.00% 5/1/21	14,613	15,786
5.50% 4/1/23	16,238	17,632
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/27	250,000	261,406
3.50% 2/1/27	23,000	24,010
Fannie Mae S.F. 30 yr
3.50% 2/1/41	169,264	174,232
5.00% 12/1/36	48,392	52,317
5.00% 12/1/37	6,099	6,593
5.00% 2/1/38	3,834	4,145
5.50% 4/1/37	67,248	74,417
6.00% 9/7/36	124,647	137,506
6.50% 2/1/36	24,368	27,481
7.50% 6/1/31	10,631	12,697
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/42	595,000	611,920
4.00% 2/1/42	440,000	461,038
5.50% 1/1/42	770,000	838,457
6.00% 1/1/42	1,315,000	1,447,937
6.00% 2/1/42	125,000	137,344
•Freddie Mac ARM
2.495% 7/1/36	6,595	6,942
2.61% 4/1/34	2,551	2,698
5.811% 10/1/36	12,224	13,100
Freddie Mac S.F. 15 yr
4.00% 2/1/14	7,411	7,666
5.00% 6/1/18	5,849	6,258
Freddie Mac S.F. 30 yr 7.00% 11/1/33	5,183	5,951
GNMA I S.F. 30 yr 7.50% 1/15/32	2,577	3,027

Total Agency Mortgage-Backed Securities (Cost $4,633,074)		4,713,756

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.60%
Bank of America Merrill Lynch Commercial Mortgage Securities
•Series 2004-3 A5 5.544% 6/10/39	13,459	14,491
•Series 2005-1 A5 5.162% 11/10/42	30,000	32,698

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bank of America Merrill Lynch Commercial Mortgage Securities (continued)
•Series 2005-6 A4 5.193% 9/10/47	110,000	$121,659
Series 2006-4 A4 5.634% 7/10/46	10,000	11,065
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	25,000	27,519
Series 2006-PW12 A4 5.72% 9/11/38	95,000	105,969
¿Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	115,000	126,083
Series 2006-C7 A2 5.69% 6/10/46	2,944	2,943
#Series 2010-C1 A1 144A 3.156% 7/10/46	43,960	45,097
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.419% 2/15/39	12,257	12,879
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	70,000	74,954
Series 2005-GG4 A4 4.761% 7/10/39	225,000	235,798
Series 2005-GG4 A4A 4.751% 7/10/39	20,000	21,350
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	21,745
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	140,000	149,896
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42	35,000	38,049
Series 2005-LDP5 A4 5.205% 12/15/44	185,000	204,647
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	60,000	62,715
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41	115,000	123,673
Series 2007-T27 A4 5.638% 6/11/42	115,000	131,001
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36	70,747	72,235

LVIP Delaware Foundation® Moderate Allocation Fund–16

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	100,000	$111,792
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 5/15/21	60,000	63,888

Total Commercial Mortgage-Backed Securities (Cost $1,675,272)		1,812,146

CONVERTIBLE BONDS–0.78%
AAR 1.75% exercise price $29.27, expiration date 1/1/26	23,000	23,000
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	17,000	17,255
6.00% exercise price $28.08, expiration date 4/30/15	28,000	27,475
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	25,000	16,031
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	25,000	22,063
Alere 3.00% exercise price $43.98, expiration date 5/15/16	21,000	20,003
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31	10,000	9,475
Amgen 0.375% exercise price $78.45, expiration date 2/1/13	39,000	39,340
#Ares Capital 144A 5.75% exercise price $19.12, expiration date 2/1/16	14,000	13,545
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	33,000	21,450
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	13,000	11,440
Chesapeake Energy 2.25% exercise price $85.81, expiration date 12/15/38	22,000	18,260
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	14,000	9,030
#Corporate Office Properties 144A 4.25% exercise price $48.00, expiration date 4/12/30	12,000	11,100
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	10,000	7,063

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	21,000	$29,663
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	15,000	14,925
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	16,000	17,880
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	15,000	14,269
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29	29,000	33,314
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	71,000	68,070
Intel 2.95% exercise price $30.36, expiration date 12/15/35	20,000	20,925
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	10,000	7,825
Jefferies Group 3.875% exercise price $38.13, expiration date 11/1/29	25,000	20,750
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35	25,000	24,063
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	36,000	31,500
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30	25,000	29,875
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	47,000	48,233
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	35,000	31,106
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	23,000	21,879
National Retail Properties 5.125% exercise price $25.38, expiration date 6/15/28	21,000	23,993
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	10,000	9,825
2.75% exercise price $42.13, expiration date 6/30/17	16,000	11,740
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	35,000	32,725

LVIP Delaware Foundation® Moderate Allocation Fund–17

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	16,000	$15,720
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	20,000	20,000
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	20,000	23,650
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	9,000	13,725
Transocean 1.50% exercise price $164.09 expiration date 12/15/37	16,000	15,800
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	30,000	36,000

Total Convertible Bonds (Cost $888,502)		883,985

CORPORATE BONDS–17.33%
Aerospace & Defense–0.09%
Kratos Defense & Security Solutions 10.00% 6/1/17	20,000	20,600
#Meccanica Holdings 144A 6.25% 7/15/19	100,000	81,983

		102,583

Airlines–0.03%
#United Air Lines 144A 12.00% 11/1/13	30,000	31,425

		31,425

Auto Components–0.25%
American Axle & Manufacturing 7.875% 3/1/17	60,000	59,700
ArvinMeritor 8.125% 9/15/15	45,000	40,500
#Delphi 144A 6.125% 5/15/21	50,000	51,750
Goodyear Tire & Rubber 8.25% 8/15/20	25,000	27,375
Johnson Controls 3.75% 12/1/21	60,000	62,077
Tomkins 9.00% 10/1/18	36,000	40,095

		281,497

Automobiles–0.08%
Ford Motor 7.45% 7/16/31	75,000	90,375

		90,375

Beverages–0.17%
Dr. Pepper Snapple Group
2.60% 1/15/19	25,000	24,897
3.20% 11/15/21	10,000	10,168

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
#Pernod-Ricard 144A 4.45% 1/15/22		150,000	$157,455

			192,520

Building Products–0.07%
#Nortek 144A 8.50% 4/15/21		45,000	38,250
Ply Gem Industries 13.125% 7/15/14		40,000	35,600

			73,850

Capital Markets–0.33%
•Bear Stearns 4.947% 12/7/12	AUD	140,000	141,761
E Trade Financial PIK 12.50% 11/30/17		42,000	47,670
Jefferies Group
6.25% 1/15/36		35,000	28,969
6.45% 6/8/27		25,000	21,063
Lazard Group 6.85% 6/15/17		95,000	99,765
#Nuveen Investments 144A 10.50% 11/15/15		35,000	34,563

			373,791

Chemicals–0.55%
CF Industries 7.125% 5/1/20		30,000	35,550
Dow Chemical
4.125% 11/15/21		70,000	71,943
8.55% 5/15/19		185,000	242,389
Ecolab
3.00% 12/8/16		125,000	129,449
5.50% 12/8/41		25,000	27,810
Hexion U.S. Finance 8.875% 2/1/18		25,000	23,563
#MacDermid 144A 9.50% 4/15/17		27,000	27,000
Momentive Performance Materials 11.50% 12/1/16		50,000	37,500
#Nalco 144A 6.625% 1/15/19		20,000	23,150

			618,354

Commercial Banks–1.82%
Abbey National Treasury Services 4.00% 4/27/16		55,000	49,391
#Bank of Montreal 144A 2.85% 6/9/15		100,000	103,740
BB&T 5.25% 11/1/19		107,000	116,972
•BB&T Capital Trust IV 6.82% 6/12/57		25,000	25,250
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15		100,000	103,512
Capital One Capital V 10.25% 8/15/39		40,000	41,750
City National 5.25% 9/15/20		60,000	59,673

LVIP Delaware Foundation® Moderate Allocation Fund–18

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Fifth Third Bancorp 3.625% 1/25/16	80,000	$81,244
•Fifth Third Capital Trust IV 6.50% 4/15/37	105,000	103,425
JPMorgan Chase Bank 6.00% 10/1/17	250,000	269,253
KeyCorp 5.10% 3/24/21	165,000	171,661
PNC Funding
5.125% 2/8/20	70,000	79,231
5.25% 11/15/15	30,000	32,658
5.625% 2/1/17	38,000	41,423
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49	100,000	73,500
SunTrust Banks 3.50% 1/20/17	65,000	65,410
SVB Financial Group 5.375% 9/15/20	100,000	102,625
US Bancorp 4.125% 5/24/21	100,000	111,325
•USB Capital IX 3.50% 4/15/49	145,000	101,288
Wachovia 5.625% 10/15/16	45,000	49,043
Wells Fargo Bank 4.75% 2/9/15	250,000	261,009
Zions Bancorporation 7.75% 9/23/14	15,000	15,914

		2,059,297

Commercial Services & Supplies–0.32%
#Brambles USA 144A 3.95% 4/1/15	115,000	119,020
Casella Waste Systems 11.00% 7/15/14	25,000	27,250
FTI Consulting 6.75% 10/1/20	20,000	20,750
Geo Group 6.625% 2/15/21	20,000	20,200
International Lease Finance
6.25% 5/15/19	44,000	40,705
8.25% 12/15/20	20,000	20,250
8.75% 3/15/17	80,000	82,600
Iron Mountain 7.75% 10/1/19	10,000	10,613
Mobile Mini 6.875% 5/1/15	13,000	13,146
Republic Services 5.70% 5/15/41	5,000	5,757

		360,291

Communications Equipment–0.08%
Avaya
9.75% 11/1/15	40,000	36,200
#144A 7.00% 4/1/19	40,000	39,000
PIK 10.125% 11/1/15	15,000	13,575

		88,775

Computers & Peripherals–0.23%
Hewlett-Packard
4.30% 6/1/21	45,000	46,233
4.375% 9/15/21	80,000	82,726
4.65% 12/9/21	45,000	47,573

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals (continued)
#Seagate Technology International 144A 10.00% 5/1/14	78,000	$88,629

		265,161

Construction Materials–0.04%
Headwaters 7.625% 4/1/19	50,000	44,500

		44,500

Containers & Packaging–0.11%
Berry Plastics 9.75% 1/15/21	35,000	35,088
#Plastipak Holdings 144A 10.625% 8/15/19	25,000	27,750
Pregis 12.375% 10/15/13	35,000	33,600
Smurfit Kappa Funding 7.75% 4/1/15	25,000	25,125

		121,563

Diversified Consumer Services–0.07%
Yale University 2.90% 10/15/14	80,000	84,758

		84,758

Diversified Financial Services–0.60%
#ERAC USA Finance 144A 5.25% 10/1/20	105,000	113,405
General Electric Capital
4.65% 10/17/21	60,000	62,743
6.00% 8/7/19	190,000	218,577
•#HBOS Capital Funding 144A 6.071% 6/29/49	40,000	25,200
HSBC Holdings 4.875% 1/14/22	30,000	31,770
JPMorgan Chase 5.40% 1/6/42	35,000	36,664
Korea Development Bank 8.00% 1/23/14	100,000	110,080
PHH 9.25% 3/1/16	85,000	81,175

		679,614

Diversified Telecommunication Services–0.57%
CenturyLink 6.45% 6/15/21	50,000	50,180
#Clearwire Communications 144A 12.00% 12/1/15	67,000	64,488
Intelsat Bermuda 11.25% 2/4/17	35,000	33,950
Intelsat Jackson Holdings 7.25% 10/15/20	40,000	40,700
Level 3 Financing 10.00% 2/1/18	35,000	37,275
PAETEC Holding 8.875% 6/30/17	10,000	10,850
Qwest
6.75% 12/1/21	50,000	54,625
8.375% 5/1/16	95,000	109,284
#Telcordia Technologies 144A 11.00% 5/1/18	15,000	19,125

LVIP Delaware Foundation® Moderate Allocation Fund–19

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Telefonica Emisiones
5.462% 2/16/21	55,000	$52,577
6.421% 6/20/16	10,000	10,475
Telesat Canada
11.00% 11/1/15	67,000	72,276
12.50% 11/1/17	11,000	12,348
West 7.875% 1/15/19	15,000	14,963
#Wind Acquisition Finance 144A 11.75% 7/15/17	50,000	45,000
Windstream
7.875% 11/1/17	5,000	5,438
8.125% 8/1/13	10,000	10,750

		644,304

Electric Utilities–0.88%
Ameren Illinois 9.75% 11/15/18	155,000	204,214
#American Transmission Systems 144A 5.25% 1/15/22	95,000	107,261
Baltimore Gas & Electric 3.50% 11/15/21	50,000	51,055
Carolina Power & Light 3.00% 9/15/21	25,000	25,748
Commonwealth Edison 3.40% 9/1/21	70,000	72,641
GenOn Energy 9.875% 10/15/20	20,000	20,400
Ipalco Enterprises 5.00% 5/1/18	35,000	34,475
Jersey Central Power & Light 5.625% 5/1/16	25,000	28,278
LG&E & KU Energy
3.75% 11/15/20	45,000	45,514
#144A 4.375% 10/1/21	75,000	76,651
Nisource Finance
4.45% 12/1/21	50,000	51,191
5.80% 2/1/42	55,000	57,738
Pennsylvania Electric 5.20% 4/1/20	70,000	78,463
•PPL Capital Funding 6.70% 3/30/67	10,000	9,766
PPL Electric Utilities 3.00% 9/15/21	40,000	40,511
Public Service Company of Oklahoma 5.15% 12/1/19	50,000	55,845
Southern California Edison 5.50% 8/15/18	30,000	36,005
Wisconsin Electric Power 2.95% 9/15/21	5,000	5,107

		1,000,863

Electronic Equipment, Instruments & Components–0.05%
Jabil Circuit 7.75% 7/15/16	10,000	11,200
PerkinElmer 5.00% 11/15/21	40,000	40,553

		51,753

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services–0.33%
Ensco 4.70% 3/15/21	20,000	$20,867
#Helix Energy Solutions Group 144A 9.50% 1/15/16	43,000	44,935
#Hercules Offshore 144A 10.50% 10/15/17	30,000	29,325
Transocean
5.05% 12/15/16	30,000	30,666
6.375% 12/15/21	75,000	79,864
Weatherford International
5.125% 9/15/20	80,000	83,280
9.625% 3/1/19	65,000	84,178

		373,115

Food & Staples Retailing–0.31%
CVS Caremark 5.75% 5/15/41	90,000	107,578
Ingles Markets 8.875% 5/15/17	18,000	19,575
New Albertsons 7.25% 5/1/13	5,000	5,225
Safeway 4.75% 12/1/21	65,000	66,715
Tops Holding 10.125% 10/15/15	15,000	15,750
#Woolworths 144A
3.15% 4/12/16	20,000	20,677
4.55% 4/12/21	105,000	112,817

		348,337

Food Products–0.22%
Del Monte 7.625% 2/15/19	38,000	36,670
General Mills 3.15% 12/15/21	60,000	60,914
Smucker (J.M.) 3.50% 10/15/21	100,000	102,515
Tyson Foods 10.50% 3/1/14	15,000	17,400
#Viskase 144A 9.875% 1/15/18	35,000	35,613

		253,112

Gas Utilities–0.15%
CenterPoint Energy 5.95% 2/1/17	65,000	73,594
Inergy 6.875% 8/1/21	20,000	20,200
Sempra Energy 6.15% 6/15/18	60,000	70,818

		164,612

Health Care Equipment & Supplies–0.48%
Accellent 8.375% 2/1/17	20,000	19,700
Becton Dickinson 3.125% 11/8/21	55,000	57,017
Biomet 11.625% 10/15/17	8,000	8,720
PIK 10.375% 10/15/17	15,000	16,313
Boston Scientific 6.00% 1/15/20	50,000	55,907
CareFusion 6.375% 8/1/19	145,000	171,486
DENTSPLY International 4.125% 8/15/21	55,000	56,845
Hospira 6.40% 5/15/15	80,000	86,603

LVIP Delaware Foundation® Moderate Allocation Fund–20

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Zimmer Holdings 4.625% 11/30/19	70,000	$76,416

		549,007

Health Care Providers & Services–0.59%
#AMGH Merger Sub 144A 9.25% 11/1/18	30,000	31,050
#Aristotle Holding 144A
3.50% 11/15/16	25,000	25,490
4.75% 11/15/21	65,000	67,392
6.125% 11/15/41	25,000	27,126
Community Health Systems 8.875% 7/15/15	7,000	7,245
Coventry Health Care 5.45% 6/15/21	105,000	116,895
#Highmark 144A
4.75% 5/15/21	55,000	56,470
6.125% 5/15/41	15,000	16,267
Medco Health Solutions 7.125% 3/15/18	110,000	128,379
#Multiplan 144A 9.875% 9/1/18	40,000	41,800
Quest Diagnostics 4.70% 4/1/21	125,000	133,511
Radnet Management 10.375% 4/1/18	15,000	13,275

		664,900

Hotels, Restaurants & Leisure–0.32%
Ameristar Casinos 7.50% 4/15/21	25,000	25,875
CKE Restaurants 11.375% 7/15/18	28,000	30,660
Dave & Buster’s 11.00% 6/1/18	10,000	10,200
#Equinox Holdings 144A 9.50% 2/1/16	5,000	5,163
Marina District Finance 9.875% 8/15/18	15,000	13,763
MGM Resorts International 11.375% 3/1/18	95,000	104,974
OSI Restaurant Partners 10.00% 6/15/15	20,000	20,775
Pinnacle Entertainment 8.75% 5/15/20	50,000	49,250
Wyndham Worldwide
5.625% 3/1/21	40,000	41,376
5.75% 2/1/18	50,000	52,999
Wynn Las Vegas 7.75% 8/15/20	10,000	11,150

		366,185

Household Durables–0.32%
Beazer Homes USA 9.125% 5/15/19	25,000	17,188
Jarden
6.125% 11/15/22	25,000	25,688
7.50% 1/15/20	5,000	5,350

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
M/I Homes 8.625% 11/15/18	30,000	$26,700
Mohawk Industries 6.875% 1/15/16	11,000	11,880
Norcraft 10.50% 12/15/15	50,000	46,874
#Reynolds Group Issuer 144A 9.00% 4/15/19	100,000	95,499
Ryland Group 8.40% 5/15/17	19,000	19,879
#Scotts Miracle-Gro 144A 6.625% 12/15/20	15,000	15,300
#Sealy Mattress 144A 10.875% 4/15/16	4,000	4,390
Standard Pacific 10.75% 9/15/16	25,000	26,375
Stanley Black & Decker 3.40% 12/1/21	40,000	40,901
Yankee Candle 9.75% 2/15/17	30,000	29,400

		365,424

Independent Power Producers & Energy Traders–0.06%
AES 8.00% 6/1/20	15,000	16,575
#Calpine 144A 7.875% 7/31/20	25,000	27,063
#NRG Energy 144A 7.875% 5/15/21	25,000	24,500

		68,138

Insurance–0.40%
•Chubb 6.375% 3/29/67	70,000	69,475
•ING Groep 5.775% 12/29/49	40,000	32,000
•#Liberty Mutual Group 144A 7.00% 3/15/37	20,000	17,000
MetLife
6.40% 12/15/36	50,000	47,563
6.817% 8/15/18	150,000	178,674
Prudential Financial
3.875% 1/14/15	20,000	20,730
4.50% 11/15/20	20,000	20,147
6.00% 12/1/17	35,000	38,975
•XL Group 6.50% 12/29/49	40,000	31,700

		456,264

Internet Software & Services–0.10%
GXS Worldwide 9.75% 6/15/15	65,000	60,450
Symantec 4.20% 9/15/20	55,000	55,404

		115,854

IT Services–0.10%
First Data
9.875% 9/24/15	25,000	23,625
11.25% 3/31/16	40,000	33,400
#Unisys 144A 12.75% 10/15/14	10,000	11,413
Western Union 3.65% 8/22/18	45,000	46,205

		114,643

LVIP Delaware Foundation® Moderate Allocation Fund–21

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Life Sciences Tools & Services–0.17%
Amgen 3.45% 10/1/20	5,000	$4,893
Bio-Rad Laboratories
4.875% 12/15/20	10,000	10,426
8.00% 9/15/16	9,000	9,900
Celgene 3.95% 10/15/20	165,000	166,481

		191,700

Machinery–0.04%
RBS Global 11.75% 8/1/16	20,000	21,100
Trimas 9.75% 12/15/17	20,000	21,800

		42,900

Media–0.92%
Affinion Group 7.875% 12/15/18	35,000	29,750
CCO Holdings
7.00% 1/15/19	15,000	15,713
7.375% 6/1/20	5,000	5,300
Clear Channel Communications 9.00% 3/1/21	20,000	16,950
DIRECTV Holdings 5.00% 3/1/21	195,000	209,077
DISH DBS 7.875% 9/1/19	25,000	28,375
Historic TW 6.875% 6/15/18	125,000	149,173
Lamar Media 6.625% 8/15/15	24,000	24,575
Nielsen Finance 11.625% 2/1/14	14,000	16,153
#Sinclair Television Group 144A 9.25% 11/1/17	20,000	21,900
#Sirius XM Radio 144A 8.75% 4/1/15	40,000	44,000
Time Warner Cable 8.25% 4/1/19	65,000	81,757
Viacom 3.875% 12/15/21	195,000	199,479
#Vivendi 144A 6.625% 4/4/18	74,000	84,213
#WPP Finance 2010 144A 4.75% 11/21/21	80,000	79,572
#XM Satellite Radio 144A 13.00% 8/1/13	30,000	34,200

		1,040,187

Metals & Mining–1.05%
AK Steel 7.625% 5/15/20	45,000	42,525
Alcoa
5.40% 4/15/21	100,000	100,368
6.75% 7/15/18	75,000	82,902
#Algoma Acquisition 144A 9.875% 6/15/15	20,000	17,300
ArcelorMittal 9.85% 6/1/19	95,000	105,802
Barrick North America Finance 4.40% 5/30/21	120,000	130,211
Century Aluminum 8.00% 5/15/14	29,000	29,073

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#CODELCO 144A 3.75% 11/4/20	100,000	$102,055
Compass Minerals International 8.00% 6/1/19	16,000	17,320
#FMG Resources August 2006 144A 7.00% 11/1/15	30,000	30,450
#Newcrest Finance 144A 4.45% 11/15/21	35,000	34,591
Novelis 8.75% 12/15/20	40,000	43,100
Rio Tinto Finance USA 3.75% 9/20/21	90,000	94,500
Ryerson
•7.804% 11/1/14	7,000	6,475
12.00% 11/1/15	29,000	29,435
Steel Dynamics 7.75% 4/15/16	20,000	20,950
Teck Resources
4.75% 1/15/22	100,000	107,704
9.75% 5/15/14	41,000	48,208
#Xstrata Canada Financial 144A 4.95% 11/15/21	140,000	143,305

		1,186,274

Multiline Retail–0.03%
Macy’s Retail Holdings 5.90% 12/1/16	35,000	39,154

		39,154

Multi-Utilities–0.37%
CMS Energy
4.25% 9/30/15	135,000	137,120
6.25% 2/1/20	20,000	21,102
Puget Energy 6.00% 9/1/21	25,000	25,915
•Puget Sound Energy 6.974% 6/1/67	110,000	109,964
•Wisconsin Energy 6.25% 5/15/67	120,000	120,195

		414,296

Office Electronics–0.13%
CDW 12.535% 10/12/17	20,000	20,200
Xerox
4.50% 5/15/21	105,000	106,616
6.35% 5/15/18	20,000	22,559

		149,375

Oil, Gas & Consumable Fuels–2.83%
Antero Resources Finance 9.375% 12/1/17	10,000	10,850
#BG Energy Capital 144A 4.00% 10/15/21	200,000	206,569
Chesapeake Energy 6.50% 8/15/17	60,000	64,200
Comstock Resources 7.75% 4/1/19	10,000	9,550

LVIP Delaware Foundation® Moderate Allocation Fund–22

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Copano Energy 7.75% 6/1/18	14,000	$14,630
Ecopetrol 7.625% 7/23/19	67,000	81,405
El Paso Pipeline Partners Operating 6.50% 4/1/20	50,000	55,356
•Enbridge Energy Partners 8.05% 10/1/37	105,000	111,071
Encana 3.90% 11/15/21	135,000	135,898
Energy Transfer Partners 9.70% 3/15/19	95,000	116,546
#ENI 144A 4.15% 10/1/20	100,000	99,285
Enterprise Products Operating
•7.034% 1/15/68	110,000	114,540
9.75% 1/31/14	120,000	138,684
EQT 4.875% 11/15/21	55,000	55,627
Forest Oil 7.25% 6/15/19	29,000	29,725
#Hilcorp Energy I 144A 7.625% 4/15/21	20,000	21,050
Holly 9.875% 6/15/17	25,000	27,750
#IPIC GMTN 144A 5.50% 3/1/22	200,000	200,999
Kinder Morgan Energy Partners
4.15% 3/1/22	115,000	117,212
9.00% 2/1/19	85,000	107,375
Linn Energy
8.625% 4/15/20	15,000	16,350
#144A 6.50% 5/15/19	15,000	14,963
#Murray Energy 144A 10.25% 10/15/15	25,000	24,938
#NFR Energy 144A 9.75% 2/15/17	30,000	27,150
Noble Energy
4.15% 12/15/21	60,000	62,193
8.25% 3/1/19	50,000	65,112
Pemex Project Funding Master Trust 6.625% 6/15/35	40,000	45,750
Petrobras International Finance
3.875% 1/27/16	60,000	62,113
5.375% 1/27/21	70,000	73,892
5.75% 1/20/20	87,000	93,535
5.875% 3/1/18	15,000	16,491
PetroHawk Energy 7.25% 8/15/18	55,000	62,150
Petroleum Development 12.00% 2/15/18	24,000	26,160
Plains All American Pipeline 8.75% 5/1/19	85,000	108,741
Pride International 6.875% 8/15/20	155,000	182,030
Quicksilver Resources 9.125% 8/15/19	20,000	21,300
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	19,395	20,801
SandRidge Energy
7.50% 3/15/21	10,000	9,975
#144A 9.875% 5/15/16	38,000	40,850

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil 3.15% 1/23/22	130,000	$133,986
•TransCanada PipeLines 6.35% 5/15/67	165,000	165,741
Williams
7.75% 6/15/31	16,000	19,958
8.75% 3/15/32	19,000	24,962
Williams Partners 7.25% 2/1/17	65,000	77,196
#Woodside Finance 144A 8.75% 3/1/19	75,000	94,588

		3,209,247

Paper & Forest Products–0.25%
Georgia-Pacific
8.00% 1/15/24	130,000	167,018
#144A 5.40% 11/1/20	10,000	11,096
International Paper
4.75% 2/15/22	35,000	37,277
9.375% 5/15/19	55,000	71,571

		286,962

Pharmaceuticals–0.16%
NBTY 9.00% 10/1/18	55,000	60,775
Teva Pharmaceutical Finance IV 3.65% 11/10/21	120,000	122,308

		183,083

Real Estate Investment Trusts–0.78%
American Tower 5.90% 11/1/21	85,000	89,532
Brandywine Operating Partnership 4.95% 4/15/18	60,000	59,141
Developers Diversified Realty
4.75% 4/15/18	35,000	33,533
7.50% 4/1/17	15,000	16,211
7.875% 9/1/20	80,000	89,387
9.625% 3/15/16	20,000	23,285
Digital Realty Trust 5.25% 3/15/21	75,000	75,276
ERP Operating 4.625% 12/15/21	35,000	35,761
Health Care REIT 5.25% 1/15/22	90,000	88,343
Host Hotels & Resorts
6.00% 11/1/20	30,000	30,825
6.375% 3/15/15	20,000	20,450
#144A 5.875% 6/15/19	25,000	25,563
#144A 6.00% 10/1/21	29,000	29,798
Regency Centers
4.80% 4/15/21	45,000	45,848
5.875% 6/15/17	15,000	16,354
Simon Property Group 4.125% 12/1/21	50,000	52,390
Vornado Realty 5.00% 1/15/22	70,000	70,718

LVIP Delaware Foundation® Moderate Allocation Fund–23

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
#WEA Finance 144A 4.625% 5/10/21	85,000	$83,584

		885,999

Road & Rail–0.18%
Burlington Northern Santa Fe 5.65% 5/1/17	15,000	17,331
CSX 4.75% 5/30/42	90,000	93,241
Ryder System 3.50% 6/1/17	90,000	91,182

		201,754

Semiconductors & Semiconductor Equipment–0.19%
Amkor Technology 7.375% 5/1/18	20,000	20,550
Broadcom 2.70% 11/1/18	50,000	50,629
National Semiconductor 6.60% 6/15/17	115,000	141,418

		212,597

Textiles, Apparel & Luxury Goods–0.05%
Hanesbrands 6.375% 12/15/20	60,000	61,200

		61,200

Trading Companies & Distributors–0.02%
RSC Equipment Rental 10.25% 11/15/19	25,000	27,375

		27,375

Wireless Telecommunication Services–0.44%
Cricket Communications 7.75% 10/15/20	60,000	52,650
#Crown Castle Towers 144A 4.883% 8/15/20	270,000	276,436
MetroPCS Wireless 6.625% 11/15/20	15,000	14,025
NII Capital 10.00% 8/15/16	35,000	39,900
Sprint Capital 8.75% 3/15/32	40,000	32,550
Sprint Nextel
6.00% 12/1/16	15,000	12,525
8.375% 8/15/17	20,000	18,025
Verizon Communications 3.50% 11/1/21	45,000	46,948

		493,059

Total Corporate Bonds (Cost $18,997,829)		19,630,027

MUNICIPAL BOND–0.04%
Oregon State Taxable Pension 5.892% 6/1/27	35,000	41,187

Total Municipal Bond (Cost $35,000)		41,187

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES–0.35%
•Ally Master Owner Trust Series 2011-1 A1 1.148% 1/15/16	100,000	$100,245
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	95,000	112,346
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	80,000	81,508
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16	55,000	55,964
Mid-State Trust Series 11 A1 4.864% 7/15/38	13,679	13,828
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	29,475	30,212

Total Non-Agency Asset-Backed Securities (Cost $384,993)		394,103

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.13%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	27,073	24,266
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	20,824	21,085
Series 2005-6 7A1 5.50% 7/25/20	3,339	3,116
Series 2005-9 5A1 5.50% 10/25/20	11,597	10,748
•Bank of America Mortgage Securities Series 2003-D 1A2 2.747% 5/25/33	64	40
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36	100,000	55,650
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	4,402	4,565
•#GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	14,816	15,745
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	969	965
•MASTR ARM Trust Series 2003-6 1A2 2.70% 12/25/33	4,422	3,967
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	7,954	7,994

Total Non-Agency Collateralized Mortgage Obligations (Cost $147,334)		148,141

LVIP Delaware Foundation® Moderate Allocation Fund–24

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔREGIONAL BONDS–1.45%
Australia–0.97%
New South Wales Treasury
2.75% 11/20/25	AUD	53,000	$64,382
6.00% 4/1/19	AUD	367,000	415,942
Queensland Treasury
6.00% 9/14/17	AUD	123,000	136,206
6.25% 6/14/19	AUD	424,000	482,691

			1,099,221

Canada–0.48%
Province of New Brunswick 2.75% 6/15/18		80,000	83,750
Province of Ontario
3.00% 7/16/18		140,000	147,461
3.15% 6/2/22	CAD	221,000	221,474
Province of Quebec 4.25% 12/1/21	CAD	89,000	97,162

			549,847

Total Regional Bonds (Cost $1,599,580)			1,649,068

«SENIOR SECURED LOANS–1.60%
99 Cents Only Stores Tranche B 7.00% 10/4/18		150,000	149,421
AIG
Tranche 1 6.75% 3/17/15		75,000	75,375
Tranche 2 7.00% 3/17/16		50,000	50,323
Allied Security Holdings Tranche 2L 8.50% 1/21/18		20,000	19,500
@API Technologies Tranche B 7.75% 6/1/16		24,864	23,745
ATI Holdings 7.00% 2/18/16		14,698	14,061
Attachmate 6.50% 11/21/16		83,938	82,353
BNY ConvergEx Group
8.75% 12/16/17		28,177	27,050
(EZE Castle Software) 8.75% 11/29/17		11,823	11,350
Brock Holdings III
10.00% 2/15/18		20,000	18,450
Tranche B 6.00% 2/15/17		19,850	19,314
Burlington Coat Factory Tranche B 6.25% 2/10/17		118,686	116,787
Charter Communications Operating Tranche B 7.25% 3/6/14		1,851	1,853
Chrysler Group 6.00% 4/28/17		109,425	103,844
CityCenter Holdings 7.50% 1/10/15		11,250	11,220
Clear Channel Communications Tranche A 3.639% 7/30/14		77,302	67,253
Consolidated Container 5.75% 9/28/14		25,000	21,075

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Delta Air Lines Tranche B 5.50% 3/29/17	24,875	$23,619
First Data Tranche B2 2.995% 9/24/14	52,237	47,536
Frac Tech International Tranche B 6.25% 4/19/16	31,001	30,638
GenOn Energy Tranche B 6.00% 6/20/17	39,599	39,592
Grifols Tranche B 6.00% 6/4/16	99,500	99,485
Harrah’s Operating
Tranche B1 3.418% 1/28/15	70,000	61,032
Tranche B2 3.421% 1/28/15	50,000	43,594
Houghton International Tranche B 6.75% 1/11/16	19,764	19,723
Immucor Tranche B 7.25% 7/2/18	19,950	20,097
Level 3 Financing Tranche B2 5.75% 4/11/18	20,000	19,770
Lord & Taylor 5.75% 12/2/18	25,000	24,969
@Mediacom Broadband Tranche D 5.50% 3/31/17	24,747	24,592
MGM Resorts International Tranche E 7.00% 2/21/14	90,000	88,437
Multiplan 4.75% 8/26/17	28,885	27,562
Nuveen Investment
5.863% 5/13/17	52,330	50,433
2nd Lien 12.50% 7/9/15	70,000	72,695
PQ 6.74% 7/30/15	40,000	35,575
Remy International Tranche B 6.25% 12/16/16	39,600	39,138
Reynolds Group Holdings 6.50% 7/7/18	88,812	88,455
Sensus USA 2nd Lien 8.50% 4/13/18	55,000	54,175
Texas Competitive Electric Holdings 3.76% 10/10/14	25,000	17,527
Toys R US Tranche B 6.00% 9/1/16	24,749	24,478
Univision Communications 4.489% 3/29/17	19,392	17,321
Visant 5.25% 12/31/16	37,794	35,546

Total Senior Secured Loans (Cost $1,824,734)		1,818,963

rSOVEREIGN BONDS–3.71%
Brazil–0.18%
Federal Republic of Brazil
5.625% 1/7/41	100,000	116,500
8.875% 10/14/19	60,000	83,700

		200,200

LVIP Delaware Foundation® Moderate Allocation Fund–25

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

SOVEREIGN BONDS (continued)
Canada–0.18%
Canadian Government
3.75% 6/1/19	CAD	94,000	$105,604
4.00% 6/1/17	CAD	91,000	101,506

			207,110

Chile–0.10%
Chile Government International 5.50% 8/5/20	CLP	57,000,000	114,933

			114,933

Finland–0.07%
Finland Government 3.50% 4/15/21	EUR	53,000	75,297

			75,297

Germany–0.26%
Deutschland Republic
2.25% 9/4/20	EUR	167,000	226,707
3.50% 7/4/19	EUR	46,000	68,111

			294,818

Indonesia–0.11%
Indonesia Government International 7.25% 4/20/15		70,000	79,625
Indonesia Treasury 11.00% 11/15/20	IDR	325,000,000	47,914

			127,539

Malaysia–0.03%
Malaysia Government 4.262% 9/15/16	MYR	112,000	36,786

			36,786

Mexico–0.38%
Mexican Bonos
6.50% 6/10/21	MXN	439,000	31,571
7.50% 6/3/27	MXN	4,284,000	318,100
8.50% 5/31/29	MXN	933,600	74,270

			423,941

New Zealand–0.04%
New Zealand Government 6.00% 5/15/21	NZD	50,000	45,647

			45,647

Norway–0.74%
Norwegian Government
3.75% 5/25/21	NOK	589,000	109,365
4.25% 5/19/17	NOK	354,000	66,086
4.50% 5/22/19	NOK	1,174,000	225,948
5.00% 5/15/15	NOK	2,364,000	439,411

			840,810

	Principal Amount°		Value (U.S. $)

SOVEREIGN BONDS (continued)
Panama–0.15%
Panama Government International
6.70% 1/26/36		32,000	$41,920
7.25% 3/15/15		66,000	76,395
8.875% 9/30/27		34,000	51,170

			169,485

Peru–0.14%
Republic of Peru 7.125% 3/30/19		126,000	159,075

			159,075

Philippines–0.27%
Republic of Philippines
9.50% 10/21/24		12,000	17,340
9.875% 1/15/19		206,000	286,855

			304,195

Poland–0.21%
Poland Government 5.25% 10/25/17	PLN	330,000	94,662
Poland Government International 5.00% 3/23/22		146,000	147,278

			241,940

Republic of Korea–0.05%
Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	57,522,868	56,380

			56,380

Russia–0.19%
Russian-Eurobond 7.50% 3/31/30		186,728	217,304

			217,304

South Africa–0.22%
South Africa Government 8.00% 12/21/18	ZAR	1,945,000	245,648

			245,648

Sweden–0.18%
Sweden Government
3.00% 7/12/16	SEK	920,000	145,130
5.00% 12/1/20	SEK	340,000	63,667

			208,797

Turkey–0.07%
Turkey Government International
6.875% 3/17/36		39,000	40,852
7.375% 2/5/25		30,000	34,088

			74,940

LVIP Delaware Foundation® Moderate Allocation Fund–26

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

SOVEREIGN BONDS (continued)
United Kingdom–0.07%
United Kingdom Gilt 4.50% 3/7/19	GBP	42,000	$78,652

			78,652

Uruguay–0.07%
Republic of Uruguay 8.00% 11/18/22		58,500	80,438

			80,438

Total Sovereign Bonds (Cost $4,225,857)			4,203,935

SUPRANATIONAL BANKS–0.18%
Inter-American Development Bank 3.875% 10/28/41		25,000	26,710
International Bank for Reconstruction & Development
3.25% 12/15/17	SEK	260,000	40,589
3.375% 4/30/15	NOK	490,000	84,351
3.625% 6/22/20	NOK	270,000	46,839

Total Supranational Banks (Cost $197,087)			198,489

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS–7.60%
¥U.S. Treasury Bonds 4.375% 5/15/41	885,000	$1,153,266
U.S. Treasury Notes
0.25% 11/30/13	1,910,000	1,910,523
0.875% 11/30/16	2,870,000	2,879,193
1.375% 9/30/18	35,000	35,194
2.00% 11/15/21	2,600,000	2,630,064

Total U.S. Treasury Obligations (Cost $8,482,070)		8,608,240

SHORT-TERM INVESTMENTS–6.83%
≠Discounted Commercial Paper–6.82%
Abbey National North America 0.12% 1/3/12	7,730,000	7,729,948

		7,729,948

	Number of Shares
Money Market Mutual Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	13,139	13,139

		13,139

Total Short-Term Investments (Cost $7,743,087)		7,743,087

TOTAL VALUE OF SECURITIES–102.50% (Cost $108,578,750)		116,138,340

	Number of Contracts

OPTIONS WRITTEN–(0.00%)
Call Option–(0.00%)
U.S. Bond Future, strike price $147.00, Expires 1/28/12 (JPMC)	(2)	(2,187)
Put Option–(0.00%)
U.S. Bond Future, strike price $138.00, Expires 1/28/12 (JPMC)	(3)	(797)

Total Options Written (Premium Received $(5,938))		(2,984)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.50%)		(2,828,759)

NET ASSETS APPLICABLE TO 8,496,176 SHARES OUTSTANDING–100.00%		$113,306,597

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($112,259,351 / 8,419,113 Shares)		$13.334

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($1,047,246 / 77,063 Shares)		$13.589

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)		$106,132,660
Undistributed net investment income		166,956
Accumulated net realized loss on investments		(649,139)
Net unrealized appreciation of investments and foreign currencies		7,656,120

Total net assets		$113,306,597

†	Non income producing security.

LVIP Delaware Foundation® Moderate Allocation Fund–27

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $1,078,567, which represented 0.95% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

§	Developed Market–countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market–developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $4,570,989, which represented 4.03% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $14,100, which represented 0.01 % of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

f	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2011.

r	Securities have been classified by country of origin.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

The	following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2011: [1]

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(413,202)	USD	421,119	1/13/12	$(745)
BAML	CAD	(51,825)	USD	50,990	1/13/12	134
BAML	EUR	(500,464)	USD	673,095	1/13/12	25,332
BAML	IDR	(242,250,000)	USD	26,724	1/13/12	47
BAML	JPY	4,044,660	USD	(51,982)	1/13/12	585
BAML	MXN	(1,844,793)	USD	136,429	1/13/12	4,398
BAML	NOK	(994,212)	USD	172,645	1/13/12	6,502
BAML	PLN	(283,059)	USD	84,987	1/13/12	3,075
BAML	ZAR	(1,981,364)	USD	246,628	1/13/12	1,800
BCLY	EUR	(66,903)	USD	90,025	1/13/12	3,431
BCLY	JPY	6,519,333	USD	(83,684)	1/13/12	1,045
CITI	EUR	(172,755)	USD	232,293	1/13/12	8,692
CITI	JPY	6,273,225	USD	(80,546)	1/13/12	985
CITI	NOK	(737,126)	USD	128,058	1/13/12	4,876
CITI	NZD	40,703	USD	(31,722)	1/13/12	(72)
GSC	AUD	(230,201)	USD	235,513	1/13/12	486
GSC	GBP	137,702	USD	(215,600)	1/13/12	(1,743)
GSC	NOK	(166,080)	USD	28,840	1/13/12	1,086
HSBC	AUD	(362,194)	USD	371,147	1/13/12	1,360
HSBC	EUR	(61,073)	USD	82,354	1/13/12	3,306
HSBC	NOK	(301,071)	USD	52,419	1/13/12	2,106
JPMC	CAD	(118,975)	USD	117,340	1/13/12	592
JPMC	EUR	(91,486)	USD	123,315	1/13/12	4,902
JPMC	MXN	(1,590,337)	USD	117,842	1/13/12	4,022

LVIP Delaware Foundation® Moderate Allocation Fund–28

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	NOK	(1,416,863)	USD	246,552	1/13/12	$9,780
MNB	AUD	5,503	USD	(5,613)	1/3/12	12
MNB	BRL	(2,451)	USD	1,302	1/3/12	(12)
MNB	CHF	12,311	USD	(13,203)	1/3/12	(94)
MNB	GBP	21,878	USD	(33,972)	1/3/12	9
MNB	JPY	1,798,332	USD	(23,177)	1/4/12	192
MNB	MYR	(619)	USD	195	1/3/12	—
MNB	SEK	61,961	USD	(9,057)	1/3/12	(56)
MNB	THB	54,509	USD	(1,728)	1/4/12	(1)
MSC	AUD	(92,441)	USD	94,703	1/13/12	324
MSC	EUR	(349,640)	USD	471,185	1/13/12	18,638
MSC	GBP	(45,733)	USD	71,722	1/13/12	696
MSC	JPY	12,588,490	USD	(161,859)	1/13/12	1,749
MSC	KRW	208,168,650	USD	(184,665)	1/13/12	(5,287)
MSC	NOK	(442,888)	USD	77,060	1/13/12	3,049

						$105,201

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
4 Euro-Bund	$722,625	$719,782	3/13/12	$(2,843)
7 U.S. Treasury 10 yr. Notes	909,638	917,875	3/30/12	8,237
16 U.S. Treasury Long Bonds	2,300,412	2,317,000	3/30/12	16,588

	$3,932,675			$21,982

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation		Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
MSC	CDX.EM.16	USD	117,000	5.00%	12/20/16	$748
MSC	CDX.NA.HY.17		2,430,400	5.00%	12/20/16	(73,721)
MSC	ITRAXX Europe Crossover Financials 16.1 5 yr CDS	EUR	335,000	5.00%	12/20/16	(1,674)
MSC	ITRAXX Europe Subordinate Financials 16.1 5 yr CDS	EUR	1,470,000	5.00%	12/20/16	23,187
MSC	Japan 5 yr CDS	USD	120,000	1.00%	9/20/16	1,106
MSC	Kingdom of Belgium 5 yr CDS		222,000	1.00%	12/20/16	(1,444)
MSC	Kingdom of Spain 5 yr CDS		413,000	1.00%	6/20/16	19,718
MSC	Republic of France 5 yr CDS		506,000	0.25%	9/20/16	5,937
MSC	Republic of France 5 yr CDS		122,000	0.25%	12/20/16	710
MSC	Republic of Italy 5 yr CDS		120,000	1.00%	9/20/16	5,849

Total						$(19,584)

The use of foreign currency exchange contracts, futures contracts, written options and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

LVIP Delaware Foundation® Moderate Allocation Fund–29

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CHF–Swiss Franc

CITI–Citibank

CLP–Chilean Peso

EM–Emerging Markets

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

HY–High Yield

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transaction, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NCUA–National Credit Union Administration

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipts

NZD–New Zealand Dollar

PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

THB–Thailand Baht

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–30

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Foundation® Moderate Allocation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$1,502,809
Interest	1,876,287
Foreign tax withheld	(56,367)

3,322,729

EXPENSES:
Management fees	817,900
Custodian fees	63,900
Accounting and administration expenses	50,117
Pricing fees	46,438
Professional fees	34,232
Reports and statements to shareholders	25,432
Trustees' fees	3,131
Distribution expenses-Service Class	1,688
Other	21,786

1,064,624
Less expenses waived/reimbursed	(266,846)

Total operating expenses	797,778

NET INVESTMENT INCOME	2,524,951

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	2,100,742
Futures contracts	345,498
Foreign currencies	(120,008)
Options written	4,708
Swap contracts	57,645

Net realized gain	2,388,585
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(4,704,587)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,316,002)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,949

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,524,951	$2,325,873
Net realized gain on investments and foreign currencies	2,388,585	3,866,610
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(4,704,587)	3,497,388

Net increase in net assets resulting from operations	208,949	9,689,871

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,846,637)	(2,435,224)
Service Class	(21,042)	(7,326)

	(2,867,679)	(2,442,550)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,305,743	25,451,001
Service Class	704,175	330,672
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,846,637	2,435,224
Service Class	21,042	7,326

	29,877,597	28,224,223

Cost of shares repurchased:
Standard Class	(15,805,729)	(17,083,023)
Service Class	(24,054)	(6,393)

	(15,829,783)	(17,089,416)

Increase in net assets derived from capital share transactions	14,047,814	11,134,807

NET INCREASE IN NET ASSETS	11,389,084	18,382,128
NET ASSETS:
Beginning of year	101,917,513	83,535,385

End of year (including undistributed net investment income of $166,956 and $478,756, respectively)	$113,306,597	$101,917,513

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–31

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$13.650	$12.613	$11.050	$14.800	$15.260

Income (loss) from investment operations:
Net investment income[2]	0.320	0.334	0.363	0.411	0.441
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.286)	1.044	1.841	(3.622)	(0.404)

Total from investment operations	0.034	1.378	2.204	(3.211)	0.037

Less dividends and distributions from:
Net investment income	(0.350)	(0.341)	(0.641)	(0.539)	(0.497)

Total dividends and distributions	(0.350)	(0.341)	(0.641)	(0.539)	(0.497)

Net asset value, end of period	$13.334	$13.650	$12.613	$11.050	$14.800

Total return[3]	0.27%	11.00%	21.04%	(22.48% )	0.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,260	$101,545	$83,514	$16,687	$27,018
Ratio of expenses to average net assets	0.73%	0.73%	0.77%	0.99%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.97%	1.00%	1.01%	0.99%	0.86%
Ratio of net investment income to average net assets	2.31%	2.58%	3.10%	3.19%	2.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.07%	2.31%	2.86%	3.19%	2.86%
Portfolio turnover	143%	148%	67% [4]	131%	134%

[1]

Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$13.905	$12.855	$11.130	$14.770	$15.240

Income (loss) from investment operations:
Net investment income[2]	0.289	0.312	0.332	0.376	0.403
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.289)	1.057	1.955	(3.515)	(0.409)

Total from investment operations	—	1.369	2.287	(3.139)	(0.006)

Less dividends and distributions from:
Net investment income	(0.316)	(0.319)	(0.562)	(0.501)	(0.464)

Total dividends and distributions	(0.316)	(0.319)	(0.562)	(0.501)	(0.464)

Net asset value, end of period	$13.589	$13.905	$12.855	$11.130	$14.770

Total return[3]	0.02%	10.73%	21.55%	(21.98% )	0.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,047	$373	$21	$—	$6
Ratio of expenses to average net assets	0.98%	0.98%	1.02%	1.24%	1.08%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.22%	1.25%	1.26%	1.29%	1.16%
Ratio of net investment income to average net assets	2.06%	2.33%	2.85%	2.94%	2.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.82%	2.06%	2.61%	2.89%	2.56%
Portfolio turnover	143%	148%	67% [4]	131%	134%

[1]

Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Due to the Fund's reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–33

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) and other insurance companies for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuation provided by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $10,905 and $1,203, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$37,307
Distribution fees payable to LFD	212

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $117,232,184 and sales of $109,474,106 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $46,808,545 and sales of $40,763,711 of long-term U.S. government securities.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2011, the cost of investments for federal income tax purposes was $109,248,204. At December 31, 2011, net unrealized appreciation was $6,890,135, of which $11,610,290 related to unrealized appreciation of investments and $4,720,155 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$7,725,912	$—	$7,725,912
Common Stock	55,639,285	36,972	14,100	55,690,357
Corporate Debt	21,711	22,433,360	—	22,455,071
Foreign Debt	—	6,051,492	—	6,051,492
Investment Companies	7,650,964	—	—	7,650,964
Municipal Bonds	—	41,187	—	41,187
U.S. Treasury Obligations	—	8,608,240	—	8,608,240
Short-Term Investments	13,139	7,729,948	—	7,743,087
Preferred Stock	41,564	129,150	1,316	172,030

Total	$63,366,663	$52,756,261	$15,416	$116,138,340

Foreign Currency Exchange Contracts	$—	$105,201	$—	$105,201

Futures Contracts	$21,982	$—	$—	$21,982

Swap Contracts	$—	$(19,584)	$—	$(19,584)

Options Written	$(2,984)	$—	$—	$(2,984)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- Backed & Mortgage- Backed Securities	Common Stock	Corporate Debt	Other	Total
Balance as of 12/31/10	$100,406	$—	$60,000	$—	$160,406
Purchases	—	21,000	—	—	21,000
Sales	(100,309)	(24)	(60,600)	—	(160,933)
Net realized gain	309	—	600	—	909
Net change in unrealized appreciation/depreciation	(406)	(6,876)	—	1,316	(5,966)

Balance as of 12/31/11	$—	$14,100	$—	$1,316	$15,416

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$—	$(6,876)	$—	$1,316	$(5,560)

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$2,867,679	$2,442,550

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$106,132,660
Undistributed ordinary income	387,857
Undistributed long-term capital gains	119,282
Post-October losses	(174,131)
Other temporary differences	(40,856)
Unrealized appreciation of investments and foreign currencies	6,881,785

Net assets	$113,306,597

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, partnership interest, tax treatment of CDS contracts, mark-to-market of futures contracts and foreign currency contracts, and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, paydown gain (loss) on asset- and mortgage-backed securities and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$30,928	$(31,111)	$183

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,688,974 was utilized in 2011.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,903,568	1,952,095
Service Class	50,434	25,137
Shares issued upon reinvestment of dividends and distributions:
Standard Class	214,264	182,535
Service Class	1,555	539

	2,169,821	2,160,306

Shares repurchased:
Standard Class	(1,138,055)	(1,316,730)
Service Class	(1,729)	(484)

	(1,139,784)	(1,317,214)

Net increase	1,030,037	843,092

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts– The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environments; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options during the year ended December 31, 2011 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2010	—	$—
Options written	15	11,570
Options expired	(9)	(5,401)
Options terminated in closing purchase transactions	(1)	(231)

Options outstanding at December 31, 2011	5	5,938

Swap Contracts–The Fund may enter into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps.    Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at December 31, 2011.

Credit Default Swaps.    A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, the net unrealized depreciation of credit default swaps was $19,584. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2011, the Fund would have received EUR 1,805,000 and USD 4,050,400 less the value of the contracts’ related reference obligations. The Fund received $404,000 in securities collateral for certain open derivatives.

CDS swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally.    Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP Delaware Foundation® Moderate Allocation Fund–39

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$105,372	Liabilities net of receivables and other assets	$(171)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	21,982	Liabilities net of receivables and other assets	—
Equity contracts (Options written)	Options written, at value	—	Options written, at value	(2,984)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(19,584)

Total		$127,354		$(22,739)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(243,084	)*	$139,887
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	342,544		7,933
Equity contracts (Options written)	Net realized gain on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	4,708		2,954
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	57,645		(19,584)

Total		$161,813		$131,190

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD 749,614	USD 1,611,613
Futures contracts (average notional value)	3,291,828	961,394
Option contracts (average notional value)	725	330
Swap contracts (average notional amount)	4,762	3,349,104
Swap contracts (average notional amount)	EUR —	EUR 379,623

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Delaware Foundation® Moderate Allocation Fund–42

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
0.00%	100.00%	100.00%	10.56%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Foundation® Moderate Allocation Fund–43

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of mixed-asset target allocation moderate funds, a Lipper index and a blended index. The Board noted that the Fund’s returns for the one year and three year periods were above the average of the Lipper performance group. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Foundation® Moderate Allocation Fund–44

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund–46

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 1.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Index*, returned 1.50%.

2011 was a volatile year for global equity markets. Domestic equities started off 2011 on a strong note as record corporate profitability, robust industrial production, and strong growth from emerging economies boosted investor optimism during the first half of the year. By mid-year, however, markets came under pressure as signs of a potential double-dip recession started to emerge. Lingering supply chain disruptions, stemming from the earthquake in Japan, increased risk recession in the Eurozone due to sovereign debt issues, and decelerating growth in China, all weighed on the global outlook. Despite these negative factors, markets rebounded starting in October as economic activity in the U.S. remained steady. Solid retail sales figures, improved consumer confidence, and expansionary readings from the ISM Manufacturing Index supported a more positive view of the U.S. economy. For the year, defensive sectors such as utilities and consumer staples outperformed the market, while economically sensitive sectors, such as credit cyclicals and basic materials, underperformed.

Fund performance was in line with that of the benchmark Russell 1000 Index for the year. The Fund’s performance relative to the benchmark was driven by positive stock selection in the technology, finance, and healthcare sectors. On the downside, stock selection in the energy, utilities, and consumer discretionary sectors had a negative impact on performance. At the stock level, overweight positions in Macy’s (M), UnitedHealth Group (UNH), and Pfizer (PFE) boosted performance, while positions in Newfield Exploration (NFX), NetApp (NTAP), and Guess (GES) negatively impacted Fund returns. The Fund’s positions in NetApp and Guess were sold off prior to year end.

As we look to 2012, we expect markets to remain volatile due to the lack of visibility in the global economy. While we have seen little evidence of a recession, sovereign debt issues in Europe and slowing growth in emerging markets point to a more subdued outlook over the near term. In such a turbulent market we continue to maintain our strategy of investing in companies with, in our view, strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams. CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,043. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $13,910. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+1.20%
Five Years	–0.58%
Ten Years	+2.69%

Service Class Shares
One Year	+0.84%
Five Years	–0.91%
Inception (5/19/04)	+3.35%

*

The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)  2012 Delaware Management Holdings, Inc.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$950.90	0.42%	$2.07
Service Class Shares	1,000.00	949.20	0.77%	3.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.09	0.42%	$2.14
Service Class Shares	1,000.00	1,021.32	0.77%	3.92

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.55%
Aerospace & Defense	4.33%
Air Freight & Logistics	0.60%
Automobiles	1.04%
Beverages	2.69%
Biotechnology	2.68%
Capital Markets	1.07%
Chemicals	2.99%
Commercial Banks	2.58%
Commercial Services & Supplies	0.50%
Communications Equipment	2.01%
Computers & Peripherals	5.55%
Construction & Engineering	1.17%
Consumer Finance	0.64%
Containers & Packaging	0.42%
Diversified Financial Services	2.55%
Diversified Telecommunication Services	2.25%
Electric Utilities	0.73%
Energy Equipment & Services	3.84%
Food & Staples Retailing	1.43%
Food Products	1.09%
Gas Utilities	0.67%
Health Care Providers & Services	3.34%
Hotels, Restaurants & Leisure	2.50%
Household Durables	0.90%
Household Products	3.22%
Industrial Conglomerates	1.18%
Insurance	2.89%
Internet & Catalog Retail	0.79%
Internet Software & Services	3.12%
IT Services	2.66%
Life Sciences Tools & Services	0.93%
Machinery	2.98%
Media	3.03%
Metals & Mining	0.58%
Multiline Retail	3.74%
Multi-Utilities	1.29%
Oil, Gas & Consumable Fuels	7.41%
Pharmaceuticals	6.09%
Professional Services	1.15%
Real Estate Investment Trusts	0.85%
Road & Rail	1.48%
Semiconductors & Semiconductor Equipment	1.81%
Software	3.68%
Wireless Telecommunication Services	1.10%
Short-Term Investments	2.36%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.14%
Exxon Mobil	2.95%
Microsoft	2.52%
Pfizer	2.51%
Procter & Gamble	2.42%
Google Class A	2.28%
AT&T	2.25%
Wells Fargo	2.03%
Merck	1.99%
PepsiCo	1.99%
Total	25.08%

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.55%
Aerospace & Defense–4.33%
Honeywell International	229,700	$12,484,195
Lockheed Martin	91,800	7,426,620
Rockwell Collins	62,700	3,471,699
Triumph Group	84,300	4,927,335
United Technologies	232,400	16,986,116

		45,295,965

Air Freight & Logistics–0.60%
FedEx	75,500	6,305,005

		6,305,005

Automobiles–1.04%
†Ford Motor	1,012,500	10,894,500

		10,894,500

Beverages–2.69%
Coca-Cola	104,400	7,304,868
PepsiCo	313,400	20,794,090

		28,098,958

Biotechnology–2.68%
Amgen	81,000	5,201,010
†Celgene	135,500	9,159,800
†Gilead Sciences	250,000	10,232,500
†Vertex Pharmaceuticals	102,700	3,410,667

		28,003,977

Capital Markets–1.07%
BlackRock	62,800	11,193,472

		11,193,472

Chemicals–2.99%
Agrium	119,500	8,019,645
Celanese Class A	200,400	8,871,708
duPont (E.I.) deNemours	176,300	8,071,014
Eastman Chemical	159,600	6,233,976

		31,196,343

Commercial Banks–2.58%
M&T Bank	74,300	5,672,062
Wells Fargo	771,365	21,258,819

		26,930,881

Commercial Services & Supplies–0.50%
Republic Services	188,100	5,182,155

		5,182,155

Communications Equipment–2.01%
Cisco Systems	188,000	3,399,040
QUALCOMM	322,500	17,640,750

		21,039,790

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Computers & Peripherals–5.55%
†Apple	106,850	$43,274,250
†EMC	681,700	14,683,818

		57,958,068

Construction & Engineering–1.17%
Fluor	148,900	7,482,225
†URS	134,400	4,720,128

		12,202,353

Consumer Finance–0.64%
Capital One Financial	157,520	6,661,521

		6,661,521

Containers & Packaging–0.42%
†Owens-Illinois	228,100	4,420,578

		4,420,578

Diversified Financial Services–2.55%
†IntercontinentalExchange	71,950	8,673,573
JPMorgan Chase	542,200	18,028,150

		26,701,723

Diversified Telecommunication Services–2.25%
AT&T	779,200	23,563,008

		23,563,008

Electric Utilities–0.73%
Exelon	176,400	7,650,468

		7,650,468

Energy Equipment & Services–3.84%
Baker Hughes	79,000	3,842,560
†Nabors Industries	276,400	4,792,776
National Oilwell Varco	99,700	6,778,603
†Noble	246,100	7,437,142
Schlumberger	253,000	17,282,430

		40,133,511

Food & Staples Retailing–1.43%
CVS Caremark	366,400	14,941,792

		14,941,792

Food Products–1.09%
General Mills	282,100	11,399,661

		11,399,661

Gas Utilities–0.67%
AGL Resources	164,500	6,951,770

		6,951,770

Health Care Providers & Services–3.34%
AmerisourceBergen	170,400	6,337,176
†Express Scripts	261,800	11,699,842

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	332,800	$16,866,304

		34,903,322

Hotels, Restaurants & Leisure–2.50%
McDonald’s	176,100	17,668,113
Starbucks	183,300	8,433,633

		26,101,746

Household Durables–0.90%
Jarden	313,500	9,367,380

		9,367,380

Household Products–3.22%
Kimberly-Clark	113,700	8,363,772
Procter & Gamble	379,700	25,329,787

		33,693,559

Industrial Conglomerates–1.18%
General Electric	688,400	12,329,244

		12,329,244

Insurance–2.89%
AFLAC	225,300	9,746,478
Prudential Financial	265,600	13,311,872
Travelers	121,600	7,195,072

		30,253,422

Internet & Catalog Retail–0.79%
Expedia	153,000	4,440,060
†TripAdvisor	153,000	3,857,130

		8,297,190

Internet Software & Services–3.12%
†Google Class A	36,900	23,833,710
†Yahoo	541,200	8,729,556

		32,563,266

IT Services–2.66%
Accenture Class A	190,000	10,113,700
†Cognizant Technology Solutions Class A	160,600	10,328,186
International Business Machines	40,100	7,373,588

		27,815,474

Life Sciences Tools & Services–0.93%
†Thermo Fisher Scientific	215,600	9,695,532

		9,695,532

Machinery–2.98%
Caterpillar	129,600	11,741,760
Cummins	87,200	7,675,344
Deere	151,800	11,741,730

		31,158,834

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–3.03%
Comcast Special Class A	713,200	$16,802,992
Regal Entertainment Class A	195,048	2,328,873
Viacom Class B	275,348	12,503,553

		31,635,418

Metals & Mining–0.58%
Cliffs Natural Resources	96,808	6,035,979

		6,035,979

Multiline Retail–3.74%
Kohl’s	164,600	8,123,010
Macy’s	355,600	11,443,208
Nordstrom	220,400	10,956,084
Target	167,200	8,563,984

		39,086,286

Multi-Utilities–1.29%
MDU Resources Group	296,000	6,352,160
OGE Energy	126,000	7,145,460

		13,497,620

Oil, Gas & Consumable Fuels–7.41%
Chevron	183,700	19,545,680
Exxon Mobil	364,300	30,878,068
Hess	127,300	7,230,640
†Newfield Exploration	193,900	7,315,847
Occidental Petroleum	133,600	12,518,320

		77,488,555

Pharmaceuticals–6.09%
Abbott Laboratories	246,300	13,849,449
Johnson & Johnson	41,700	2,734,686
Merck	551,800	20,802,860
Pfizer	1,212,076	26,229,325

		63,616,320

Professional Services–1.15%
Manpower	102,300	3,657,225
Towers Watson Class A	139,602	8,366,348

		12,023,573

Real Estate Investment Trusts–0.85%
Host Hotels & Resorts	604,664	8,930,887

		8,930,887

Road & Rail–1.48%
Hunt (J.B.) Transport	117,100	5,277,697
Union Pacific	96,400	10,212,616

		15,490,313

Semiconductors & Semiconductor Equipment–1.81%
Avago Technologies	175,100	5,053,386
Intel	571,400	13,856,450

		18,909,836

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–3.68%
Microsoft	1,015,200	$26,354,592
†Nuance Communications	213,100	5,361,596
†Symantec	427,800	6,695,070

		38,411,258

Wireless Telecommunication Services–1.10%
Vodafone Group ADR	411,400	11,531,542

		11,531,542

Total Common Stock (Cost $763,060,451)		1,019,562,055

	Principal Amount (U.S. $)	Value (U.S. $)
SHORT-TERM INVESTMENTS–2.36%
≠Discounted Commercial Paper–2.34%
Deutsche Bank Financial 0.06% 1/3/12	$24,465,000	$24,464,918

		24,464,918

	Number of Shares
Money Market Mutual Fund–0.02%
Dreyfus Treasury & Agency Cash Management Fund	214,210	214,210

		214,210

Total Short-Term Investments (Cost $24,679,129)		24,679,128

TOTAL VALUE OF SECURITIES–99.91% (Cost $787,739,580)	1,044,241,183
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	967,779

NET ASSETS APPLICABLE TO 36,054,563 SHARES OUTSTANDING–100.00%	$1,045,208,962

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($979,176,073 / 33,774,208 Shares)	$28.992

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($66,032,889 / 2,280,355 Shares)	$28.957

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$790,553,526
Undistributed net investment income	4,814,166
Accumulated net realized loss on investments	(6,660,333)
Net unrealized appreciation of investments	256,501,603

Total net assets	$1,045,208,962

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Growth and Income Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$20,961,891
Interest	12,067
Foreign tax withheld	(4,852)

20,969,106

EXPENSES:
Management fees	3,917,867
Accounting and administration expenses	509,430
Distribution expenses-Service Class	238,396
Reports and statements to shareholders	178,571
Trustees' fees	34,688
Professional fees	33,991
Custodian fees	11,548
Pricing fees	703
Other	34,503

Total operating expenses	4,959,697

NET INVESTMENT INCOME	16,009,409

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	79,098,867
Net change in unrealized appreciation/depreciation of investments	(80,282,797)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,183,930)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,825,479

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,009,409	$14,158,403
Net realized gain on investments	79,098,867	51,701,203
Net change in unrealized appreciation/depreciation of investments	(80,282,797)	71,677,789

Net increase in net assets resulting from operations	14,825,479	137,537,395

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,701,014)	(9,942,279)
Service Class	(494,229)	(388,806)

	(11,195,243)	(10,331,085)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,787,119	3,381,470
Service Class	13,286,138	13,771,755
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,701,013	9,942,279
Service Class	494,229	388,806

	29,268,499	27,484,310

Cost of shares repurchased:
Standard Class	(141,128,940)	(183,671,501)
Service Class	(14,746,036)	(13,205,774)

	(155,874,976)	(196,877,275)

Decrease in net assets derived from capital share transactions	(126,606,477)	(169,392,965)

NET DECREASE IN NET ASSETS	(122,976,241)	(42,186,655)
NET ASSETS:
Beginning of year	1,168,185,203	1,210,371,858

End of year (including undistributed net investment income of $4,814,166 and $3,828,410, respectively)	$1,045,208,962	$1,168,185,203

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$28.962	$25.884	$20.972	$36.857	$35.157

Income (loss) from investment operations:
Net investment income[1]	0.428	0.335	0.328	0.470	0.483
Net realized and unrealized gain (loss) on investments	(0.081)	3.005	4.842	(12.713)	1.660

Total from investment operations	0.347	3.340	5.170	(12.243)	2.143

Less dividends and distributions from:
Net investment income	(0.317)	(0.262)	(0.258)	(0.376)	(0.443)
Net realized gain on investments	—	—	—	(3.266)	—

Total dividends and distributions	(0.317)	(0.262)	(0.258)	(3.642)	(0.443)

Net asset value, end of period	$28.992	$28.962	$25.884	$20.972	$36.857

Total return[2]	1.20%	12.93%	24.68%	(35.76% )	6.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$979,176	$1,101,287	$1,151,408	$993,797	$1,823,930
Ratio of expenses to average net assets	0.42%	0.42%	0.43%	0.41%	0.40%
Ratio of net investment income to average net assets	1.45%	1.27%	1.48%	1.55%	1.29%
Portfolio turnover	36%	32%	49%	37%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$28.928	$25.860	$20.963	$36.805	$35.116

Income (loss) from investment operations:
Net investment income[1]	0.323	0.243	0.251	0.365	0.388
Net realized and unrealized gain (loss) on investments	(0.079)	2.995	4.826	(12.670)	1.662

Total from investment operations	0.244	3.238	5.077	(12.305)	2.050

Less dividends and distributions from:
Net investment income	(0.215)	(0.170)	(0.180)	(0.271)	(0.361)
Net realized gain on investments	—	—	—	(3.266)	—

Total dividends and distributions	(0.215)	(0.170)	(0.180)	(3.537)	(0.361)

Net asset value, end of period	$28.957	$28.928	$25.860	$20.963	$36.805

Total return[2]	0.84%	12.54%	24.24%	(35.99% )	5.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,033	$66,898	$58,964	$44,697	$65,405
Ratio of expenses to average net assets	0.77%	0.77%	0.78%	0.76%	0.65%
Ratio of net investment income to average net assets	1.10%	0.92%	1.13%	1.20%	1.04%
Portfolio turnover	36%	32%	49%	37%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2011.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $111,929 and $7,312, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$312,459
Distribution fees payable to LFD	19,660

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $400,287,595 and sales of $524,787,894 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $795,445,239. At December 31, 2011, net unrealized appreciation was $248,795,944 of which $286,248,169 related to unrealized appreciation of investments and $37,452,225 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$1,019,562,055	$—	$1,019,562,055
Short-Term	214,210	24,464,918	24,679,128

Total	$1,019,776,265	$24,464,918	$1,044,241,183

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$11,195,243	$10,331,085

In addition, the Fund declared an ordinary consent dividend of $3,828,410 for the year ended December 31, 2010. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$790,553,526
Undistributed ordinary income	4,814,166
Undistributed long-term capital gains	1,045,326
Unrealized appreciation of investments	248,795,944

Net assets	$1,045,208,962

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$(3,828,410)	$3,828,410

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $76,672,574 was utilized in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	163,447	126,862
Service Class	450,260	520,855
Shares issued upon reinvestment of dividends and distributions:
Standard Class	369,306	352,726
Service Class	17,073	13,807

	1,000,086	1,014,250

Shares repurchased:
Standard Class	(4,783,864)	(6,938,325)
Service Class	(499,569)	(502,220)

	(5,283,433)	(7,440,545)

Net decrease	(4,283,347)	(6,426,295)

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Growth and Income Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Delaware Growth and Income Fund–14

LVIP Delaware Growth and Income Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund

Other Fund Information (continued)

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper peer group of large-cap core funds and the Russell 1000 Index. The Board noted that the Fund’s return for the one year period was above the average of its Lipper performance group although below the performance of the benchmark index; for the three year period, the Fund’s performance was below the average of the Lipper performance group and the performance of the benchmark; and for the five year period, the Fund’s performance was above the average of the Lipper performance group and below the performance of the benchmark. The Board considered LIAC’s statement that performance would continue to be closely monitored. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Growth and Income Fund–16

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Growth and Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–18

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 0.64% (Standard Class shares with distributions reinvested) for the Fund’s fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Index*, returned 1.50%.

2011 was a volatile year for global equity markets. Domestic equities started off 2011 on a strong note as record corporate profitability, robust industrial domestic production, and strong growth from emerging economies boosted investor optimism during the first half of the year. By mid-year, however, markets came under pressure as signs of a potential double-dip recession started to emerge. Lingering supply chain disruptions stemming from the earthquake in Japan, increased risk recession in the Eurozone due to sovereign debt issues, and decelerating growth in China all weighed on the global outlook. Despite these negative factors, markets rebounded starting in October as economic activity in the U.S. remained steady. Solid retail sales figures, improved consumer confidence, and expansionary readings from the ISM Manufacturing Index supported a more positive view of the U.S. economy. For the year, defensive sectors such as utilities and consumer staples outperformed the market while economically sensitive sectors such as credit cyclicals and basic materials underperformed.

The Fund’s return during the year lagged that of its benchmark index. The Fund’s underperformance relative to the benchmark was driven by negative stock selection in the energy, basic materials, and capital goods sectors. On the upside, stock selection in the finance, healthcare, and media sectors made a positive impact on performance. At the stock level, overweight positions in Newfield Exploration (NFX), First Solar (FSLR), and Owens Illinois (OI) detracted from performance, while positions in UnitedHealth Group (UNH), Macy’s (M), and Allergan (AGN) made positive contributions to Fund returns. The Fund’s position in First Solar was sold off prior to year end.

As we look to 2012, we expect markets to remain volatile due to the lack of visibility in the global economy. While we have seen little evidence of a recession, sovereign debt issues in Europe and slowing growth in emerging markets point to a more subdued outlook over the near term. In such a turbulent market we continue to maintain our strategy of investing in companies with, in our view, strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that can deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,355. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $13,910. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.64%
Five Years	–0.29%
Ten Years	+3.68%

Service Class Shares
One Year	+0.29%
Five Years	–0.61%
Inception (5/15/03)	+5.98%

*

The Russell 1000 Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2012 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$928.20	0.47%	$2.28
Service Class Shares	1,000.00	926.50	0.82%	3.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.84	0.47%	$2.40
Service Class Shares	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.32%
Aerospace & Defense	1.48%
Air Freight & Logistics	1.53%
Auto Components	0.77%
Automobiles	1.43%
Beverages	1.72%
Biotechnology	2.66%
Capital Markets	2.58%
Chemicals	1.15%
Commercial Banks	3.68%
Communications Equipment	2.92%
Computers & Peripherals	2.10%
Consumer Finance	0.92%
Containers & Packaging	0.86%
Diversified Financial Services	1.20%
Diversified Telecommunication Services	2.15%
Electrical Equipment	0.99%
Energy Equipment & Services	4.18%
Food & Staples Retailing	2.33%
Food Products	2.04%
Gas Utilities	0.66%
Health Care Equipment & Supplies	1.63%
Health Care Providers & Services	4.06%
Hotels, Restaurants & Leisure	2.13%
Household Durables	1.30%
Household Products	1.19%
Insurance	4.49%
Internet & Catalog Retail	1.42%
Internet Software & Services	3.91%
IT Services	2.52%
Life Sciences Tools & Services	0.94%
Machinery	3.49%
Media	3.75%
Metals & Mining	0.80%
Multiline Retail	5.25%
Multi-Utilities	1.05%
Oil, Gas & Consumable Fuels	3.04%
Pharmaceuticals	5.58%
Professional Services	1.68%
Road & Rail	2.37%
Semiconductors & Semiconductor Equipment	3.57%
Software	4.15%
Wireless Telecommunication Services	1.65%
Short-Term Investment	2.64%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	3.50%
Google Class A	2.97%
Abbott Laboratories	2.80%
Allergan	2.78%
UnitedHealth Group	2.62%
Wells Fargo	2.59%
CVS Caremark	2.33%
QUALCOMM	2.29%
Macy’s	2.27%
AT&T	2.15%
Total	26.30%

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.32%
Aerospace & Defense–1.48%
Rockwell Collins	54,400	$3,012,128
United Technologies	80,400	5,876,436

		8,888,564

Air Freight & Logistics–1.53%
FedEx	109,600	9,152,696

		9,152,696

Auto Components–0.77%
†Borg Warner	72,100	4,595,654

		4,595,654

Automobiles–1.43%
†Ford Motor	793,400	8,536,984

		8,536,984

Beverages–1.72%
PepsiCo	155,500	10,317,425

		10,317,425

Biotechnology–2.66%
†Celgene	88,100	5,955,560
†Gilead Sciences	177,100	7,248,703
†Vertex Pharmaceuticals	81,300	2,699,973

		15,904,236

Capital Markets–2.58%
BlackRock	42,600	7,593,024
State Street	194,100	7,824,171

		15,417,195

Chemicals–1.15%
Celanese Class A	68,400	3,028,068
†Rockwood Holdings	97,800	3,850,386

		6,878,454

Commercial Banks–3.68%
M&T Bank	85,900	6,557,606
Wells Fargo	561,500	15,474,940

		22,032,546

Communications Equipment–2.92%
Cisco Systems	207,300	3,747,984
QUALCOMM	250,600	13,707,820

		17,455,804

Computers & Peripherals–2.10%
†EMC	582,900	12,555,666

		12,555,666

Consumer Finance–0.92%
Capital One Financial	130,550	5,520,960

		5,520,960

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–0.86%
†Owens-Illinois	265,100	$5,137,638

		5,137,638

Diversified Financial Services–1.20%
†IntercontinentalExchange	59,750	7,202,863

		7,202,863

Diversified Telecommunication Services–2.15%
AT&T	426,200	12,888,288

		12,888,288

Electrical Equipment–0.99%
Roper Industries	68,400	5,941,908

		5,941,908

Energy Equipment & Services–4.18%
Baker Hughes	54,700	2,660,608
†Nabors Industries	211,700	3,670,878
National Oilwell Varco	133,000	9,042,670
†Noble	319,200	9,646,224

		25,020,380

Food & Staples Retailing–2.33%
CVS Caremark	342,300	13,958,994

		13,958,994

Food Products–2.04%
General Mills	302,400	12,219,984

		12,219,984

Gas Utilities–0.66%
AGL Resources	93,400	3,947,084

		3,947,084

Health Care Equipment & Supplies–1.63%
Baxter International	137,900	6,823,292
†Gen-Probe	49,800	2,944,176

		9,767,468

Health Care Providers & Services–4.06%
†Express Scripts	192,400	8,598,356
UnitedHealth Group	309,900	15,705,732

		24,304,088

Hotels, Restaurants & Leisure–2.13%
Starbucks	277,600	12,772,376

		12,772,376

Household Durables–1.30%
Jarden	259,800	7,762,824

		7,762,824

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Products–1.19%
Kimberly-Clark	97,100	$7,142,676

		7,142,676

Insurance–4.49%
AFLAC	178,900	7,739,214
Prudential Financial	237,000	11,878,440
Travelers	122,400	7,242,408

		26,860,062

Internet & Catalog Retail–1.42%
Expedia	157,000	4,556,140
†TripAdvisor	157,000	3,957,970

		8,514,110

Internet Software & Services–3.91%
†Google Class A	27,500	17,762,250
†LogMeIn	146,900	5,662,995

		23,425,245

IT Services–2.52%
Accenture Class A	155,800	8,293,234
†Cognizant Technology Solutions Class A	105,500	6,784,705

		15,077,939

Life Sciences Tools & Services–0.94%
†Thermo Fisher Scientific	125,000	5,621,250

		5,621,250

Machinery–3.49%
Cummins	64,200	5,650,884
Deere	164,700	12,739,545
Lincoln Electric Holdings	63,300	2,476,296

		20,866,725

Media–3.75%
Comcast Class A	411,300	9,751,923
Regal Entertainment Group Class A	113,500	1,355,190
Viacom Class B	249,660	11,337,061

		22,444,174

Metals & Mining–0.80%
Cliffs Natural Resources	76,400	4,763,540

		4,763,540

Multiline Retail–5.25%
Kohl’s	185,800	9,169,230
Macy’s	423,100	13,615,358
Nordstrom	174,000	8,649,540

		31,434,128

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–1.05%
OGE Energy	110,500	$6,266,455

		6,266,455

Oil, Gas & Consumable Fuels–3.04%
EQT	86,700	4,750,293
Hess	99,700	5,662,960
†Newfield Exploration	205,700	7,761,061

		18,174,314

Pharmaceuticals–5.58%
Abbott Laboratories	298,200	16,767,785
Allergan	189,300	16,609,182

		33,376,967

Professional Services–1.68%
Manpower	125,400	4,483,050
Towers Watson Class A	92,694	5,555,151

		10,038,201

Road & Rail–2.37%
Hunt (J.B.) Transport	52,600	2,370,682
Norfolk Southern	53,000	3,861,580
Union Pacific	74,900	7,934,906

		14,167,168

Semiconductors & Semiconductor Equipment–3.57%
Avago Technologies	151,700	4,378,062
Intel	498,000	12,076,500
Maxim Integrated Products	189,300	4,929,372

		21,383,934

Software–4.15%
Microsoft	808,100	20,978,276
†Symantec	247,800	3,878,070

		24,856,346

Wireless Telecommunication Services–1.65%
Vodafone Group ADR	352,300	9,874,969

		9,874,969

Total Common Stock (Cost $465,644,144)		582,468,282

SHORT-TERM INVESTMENT–2.64%
Money Market Mutual Fund–2.64%
Dreyfus Treasury & Agency Cash Management Fund	15,795,735	15,795,735

Total Short-Term Investment (Cost $15,795,735)		15,795,735

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.96% (Cost $481,439,879)	$598,264,017
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	262,190

NET ASSETS APPLICABLE TO 19,608,595 SHARES OUTSTANDING–100.00%	$598,526,207

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($541,610,720 / 17,741,169 Shares)	$30.528

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($56,915,487 / 1,867,426 Shares)	$30.478

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$443,764,245
Undistributed net investment income	2,518,917
Accumulated net realized gain on investments	35,418,907
Net unrealized appreciation of investments	116,824,138

Total net assets	$598,526,207

†	Non income producing security.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$10,339,235
Interest	3,324

10,342,559

EXPENSES:
Management fees	2,513,836
Accounting and administration expenses	296,212
Distribution expenses-Service Class	210,922
Reports and statements to shareholders	104,382
Professional fees	25,855
Trustees’ fees	20,168
Custodian fees	7,445
Pricing fees	558
Other	60,335

Total operating expenses	3,239,713

NET INVESTMENT INCOME	7,102,846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	73,289,852
Net change in unrealized appreciation/depreciation of investments	(74,610,692)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,320,840)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,782,006

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,102,846	$5,006,833
Net realized gain on investments	73,289,852	13,755,505
Net change in unrealized appreciation/depreciation of investments	(74,610,692)	52,655,232

Net increase in net assets resulting from operations	5,782,006	71,417,570

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,332,838)	(3,515,715)
Service Class	(251,091)	(155,337)

	(4,583,929)	(3,671,052)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,063,056	7,028,718
Service Class	6,888,447	8,498,167
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,332,838	3,515,715
Service Class	251,091	155,337

	19,535,432	19,197,937

Cost of shares repurchased:
Standard Class	(88,306,728)	(87,204,034)
Service Class	(11,609,933)	(13,865,555)

	(99,916,661)	(101,069,589)

Decrease in net assets derived from capital share transactions	(80,381,229)	(81,871,652)

NET DECREASE IN NET ASSETS	(79,183,152)	(14,125,134)
NET ASSETS:
Beginning of year	677,709,359	691,834,493

End of year (including undistributed net investment income of $2,518,917 and $1,336,520, respectively)	$598,526,207	$677,709,359

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	Year ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$30.573	$27.563	$22.408	$36.654	$35.920

Income (loss) from investment operations:
Net investment income[1]	0.352	0.222	0.212	0.317	0.401
Net realized and unrealized gain (loss) on investments	(0.154)	2.962	6.405	(12.349)	0.661

Total from investment operations	0.198	3.184	6.617	(12.032)	1.062

Less dividends and distributions from:
Net investment income	(0.243)	(0.174)	(0.170)	(0.278)	(0.328)
Net realized gain on investments	—	—	(1.292)	(1.936)	—

Total dividends and distributions	(0.243)	(0.174)	(1.462)	(2.214)	(0.328)

Net asset value, end of period	$30.528	$30.573	$27.563	$22.408	$36.654

Total return[2]	0.64%	11.57%	30.00%	(34.41% )	2.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$541,611	$616,404	$631,412	$554,029	$1,000,287
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.44%	0.41%
Ratio of net investment income to average net assets	1.12%	0.79%	0.89%	1.02%	1.09%
Portfolio turnover	41%	28%	33%	41%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$30.523	$27.525	$22.389	$36.593	$35.870

Income (loss) from investment operations:
Net investment income[1]	0.241	0.124	0.128	0.208	0.307
Net realized and unrealized gain (loss) on investments	(0.151)	2.951	6.387	(12.301)	0.662

Total from investment operations	0.090	3.075	6.515	(12.093)	0.969

Less dividends and distributions from:
Net investment income	(0.135)	(0.077)	(0.087)	(0.175)	(0.246)
Net realized gain on investments	—	—	(1.292)	(1.936)	—

Total dividends and distributions	(0.135)	(0.077)	(1.379)	(2.111)	(0.246)

Net asset value, end of period	$30.478	$30.523	$27.525	$22.389	$36.593

Total return[2]	0.29%	11.18%	29.54%	(34.64% )	2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,915	$61,305	$60,422	$50,375	$84,597
Ratio of expenses to average net assets	0.82%	0.82%	0.83%	0.79%	0.66%
Ratio of net investment income to average net assets	0.77%	0.44%	0.54%	0.67%	0.84%
Portfolio turnover	41%	28%	33%	41%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $65,128 and $4,060, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$200,176
Distribution fees payable to LFD	16,867

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $263,257,965 and sales of $344,647,324 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $483,498,851. At December 31, 2011, net unrealized appreciation was $114,765,166, of which $139,757,763 related to unrealized appreciation of investments and $24,992,597 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Common Stock	$582,468,282
Short-Term Investment	15,795,735

Total	$598,264,017

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$4,583,929	$3,671,052

In addition, the Fund declared an ordinary income consent dividend of $1,336,520 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$443,764,245
Undistributed ordinary income	2,518,917
Undistributed long-term capital gains	42,694,006
Post-October losses	(5,216,127)
Unrealized appreciation of investments	114,765,166

Net assets	$598,526,207

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$(1,336,520)	$1,336,520

For federal income tax purposes, $35,424,906 of capital loss carryforwards from prior year was utilized in the year ended December 31, 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	257,940	249,322
Service Class	221,835	306,379
Shares issued upon reinvestment of dividends and distributions:
Standard Class	140,294	117,874
Service Class	8,141	5,215

	628,210	678,790

Shares repurchased:
Standard Class	(2,818,507)	(3,113,716)
Service Class	(371,010)	(498,313)

	(3,189,517)	(3,612,029)

Net decrease	(2,561,307)	(2,933,239)

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

7. Market Risk

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper peer group of large-cap core funds and the Russell 1000 Index. The Board noted that the Fund’s return for all periods was above the average of the Lipper performance group and generally above or in line with the performance of the benchmark. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Social Awareness Fund–16

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds– Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel–Funds Management, Lincoln National Corporation; Formerly: Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–18

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (5.20%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell MidCap® Value Index*, returned (1.38%).

Equity markets had a volatile year in 2011 with the first half being modestly positive, followed by a third quarter that was decidedly negative only to be followed by a strong fourth quarter. The end result was that for the year the domestic mid cap indices were only slightly negative. Once again the markets were forced to balance a decent outlook for corporate profits, strong balance sheets and extremely low interest rates against a modestly growing economy, weak housing market and continued debt problems from several European countries. The investment landscape in 2011 was dominated by many of the same factors as in 2009 and 2010:

•	Massive liquidity injected into the financial system by the Federal Reserve.

•	Short-term interest rates held at essentially 0% throughout the year.

•	Economic recovery that is below historical averages.

•	New home sales remain at historically low levels.

There were also additional factors that had an influence over the markets:

•	Unemployment declining to below 9% by year-end.

•	Threats of debt default and government shutdown.

•	Continued debt problems in several European countries.

The overall returns for MidCap Value equities were slightly negative with the weakest sectors being financial services as well as those that depend on economic growth such as basic industries, technology, and transportation. Conversely, the best returns were from those sectors that are traditionally defensive or are higher-yielding such as consumer staples, utilities, healthcare and Real Estate Investment Trusts (REITs). Versus the Fund’s benchmark index, transportation, consumer cyclicals, consumer staples, consumer services, financial services, and healthcare all provided relative outperformance for the Fund while basic industries, energy, business services, technology and REITs were relative underperformers. From an attribution standpoint, sector weightings had a negative impact on performance as the Fund was significantly underweight utilities and REITs, two of the best-performing sectors in the Index and overweight basic industries and capital spending which were two of the worst performing sectors. Stock selection had a modest negative impact on performance with particular emphasis on basic industries, technology and energy which more than offset strong stock selection in transportation, financial services and consumer services. We are maintaining our emphasis on those companies that generate free-cash flow and have strong balance sheets. While we were disappointed with the volume of merger and acquisition activity in the Fund and market, we do expect this activity to increase in 2012 as companies search for growth in an economy that is expected to show modest growth.

Christopher S. Beck, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,710. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have increased to $20,954. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–5.20%
Five Years	+1.22%
Ten Years	+7.55%

Service Class Shares
One Year	–5.53%
Five Years	+0.89%
Inception (5/19/04)	+7.47%

*	The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)  2012 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$889.70	0.46%	$2.19
Service Class Shares	1,000.00	888.10	0.81%	3.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.12	0.81%	4.13

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.32%
Aerospace & Defense	0.50%
Auto Components	2.81%
Beverages	2.04%
Capital Markets	2.47%
Chemicals	8.24%
Commercial Banks	7.57%
Commercial Services & Supplies	0.64%
Communications Equipment	0.37%
Construction & Engineering	1.42%
Containers & Packaging	1.80%
Diversified Consumer Services	1.31%
Electric Utilities	2.49%
Electrical Equipment	1.59%
Electronic Equipment, Instruments & Components	1.28%
Energy Equipment & Services	2.49%
Food Products	0.71%
Gas Utilities	0.40%
Health Care Equipment & Supplies	1.05%
Health Care Providers & Services	3.28%
Hotels, Restaurants & Leisure	0.51%
Household Durables	1.61%
Insurance	9.59%
IT Services	1.27%
Leisure Equipment & Products	0.80%
Life Sciences Tools & Services	1.86%
Machinery	4.65%
Media	0.55%
Metals & Mining	2.47%
Multiline Retail	4.10%
Multi-Utilities	2.83%
Oil, Gas & Consumable Fuels	6.38%
Pharmaceuticals	1.31%
Professional Services	0.61%
Real Estate Investment Trusts	3.60%
Road & Rail	2.78%
Semiconductors & Semiconductor Equipment	0.98%
Software	2.89%
Specialty Retail	4.87%
Textiles, Apparel & Luxury Goods	1.37%
Tobacco	1.83%
Short-Term Investments	0.59%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Berkley (W.R.)	2.48%
Newfield Exploration	2.11%
Albemarle	2.08%
McKesson	2.04%
Cytec Industries	2.00%
American Financial Group	1.92%
East West Bancorp	1.84%
Reynolds American	1.83%
Celanese Class A	1.77%
Johnson Controls	1.73%
Total	19.80%

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.32%
Aerospace & Defense–0.50%
Alliant Techsystems	46,500	$2,657,940

		2,657,940

Auto Components–2.81%
†Borg Warner	90,100	5,742,974
Johnson Controls	292,000	9,127,920

		14,870,894

Beverages–2.04%
Beam	86,400	4,426,272
Dr. Pepper Snapple Group	160,400	6,332,592

		10,758,864

Capital Markets–2.47%
Federated Investors Class B	193,300	2,928,495
Northern Trust	83,500	3,311,610
Raymond James Financial	219,550	6,797,268

		13,037,373

Chemicals–8.24%
Albemarle	213,200	10,981,932
Celanese Class A	211,500	9,363,105
Cytec Industries	237,200	10,590,980
FMC	60,300	5,188,212
†Solutia	429,800	7,426,944

		43,551,173

Commercial Banks–7.57%
Associated Banc-Corp	175,900	1,964,803
BancorpSouth	215,800	2,378,116
Bank of Hawaii	184,500	8,208,405
Comerica	300,700	7,758,060
East West Bancorp	491,400	9,705,150
First Horizon National	633,810	5,070,480
Regions Financial	510,200	2,193,860
Zions Bancorp	168,800	2,748,064

		40,026,938

Commercial Services & Supplies–0.64%
Brink’s	126,000	3,386,880

		3,386,880

Communications Equipment–0.37%
†Polycom	118,600	1,933,180

		1,933,180

Construction & Engineering–1.42%
KBR	269,800	7,519,326

		7,519,326

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–1.80%
†Crown Holdings	150,500	$5,053,790
†Owens-Illinois	229,800	4,453,524

		9,507,314

Diversified Consumer Services–1.31%
Service International	649,700	6,919,305

		6,919,305

Electric Utilities–2.49%
Edison International	175,600	7,269,840
PPL	200,300	5,892,826

		13,162,666

Electrical Equipment–1.59%
Regal-Beloit	165,400	8,430,438

		8,430,438

Electronic Equipment, Instruments & Components–1.28%
†Avnet	217,100	6,749,639

		6,749,639

Energy Equipment & Services–2.49%
ENSCO ADR	174,200	8,173,464
†Rowan	165,400	5,016,582

		13,190,046

Food Products–0.71%
Tyson Food Class A	181,900	3,754,416

		3,754,416

Gas Utilities–0.40%
Questar	105,500	2,095,230

		2,095,230

Health Care Equipment & Supplies–1.05%
Becton, Dickinson	74,000	5,529,280

		5,529,280

Health Care Providers & Services–3.28%
McKesson	138,300	10,774,953
Universal Health Services Class B	169,300	6,578,998

		17,353,951

Hotels, Restaurants & Leisure–0.51%
Starwood Hotels & Resorts Worldwide	56,000	2,686,320

		2,686,320

Household Durables–1.61%
D.R. Horton	280,933	3,542,565
Newell Rubbermaid	308,600	4,983,890

		8,526,455

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance–9.59%
American Financial Group	274,650	$10,131,838
Berkley (W.R.)	381,850	13,131,821
HCC Insurance Holdings	225,300	6,195,750
Loews	68,100	2,563,965
Reinsurance Group of America	150,600	7,868,850
StanCorp Financial Group	79,700	2,928,975
Torchmark	181,500	7,875,285

		50,696,484

IT Services–1.27%
†Fiserv	114,600	6,731,604

		6,731,604

Leisure Equipment & Products–0.80%
Hasbro	132,500	4,225,425

		4,225,425

Life Sciences Tools & Services–1.86%
†Agilent Technologies	144,700	5,054,371
†Thermo Fisher Scientific	106,100	4,771,317

		9,825,688

Machinery–4.65%
Cummins	60,900	5,360,418
Eaton	94,000	4,091,820
Gardner Denver	99,900	7,698,294
Parker Hannifin	97,750	7,453,438

		24,603,970

Media–0.55%
Meredith	89,500	2,922,175

		2,922,175

Metals & Mining–2.47%
Cliffs Natural Resources	135,100	8,423,485
Walter Energy	76,700	4,644,952

		13,068,437

Multiline Retail–4.10%
†Big Lots	170,000	6,419,200
†Dollar Tree	87,500	7,272,125
Macy’s	247,700	7,970,986

		21,662,311

Multi-Utilities–2.83%
Public Service Enterprise Group	213,400	7,044,334
Wisconsin Energy	226,800	7,928,928

		14,973,262

Oil, Gas & Consumable Fuels–6.38%
†Forest Oil	408,500	5,535,175
†Lone Pine Resources	250,200	1,753,902
†Newfield Exploration	295,600	11,152,988

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Whiting Petroleum	194,000	$9,057,860
Williams	188,500	6,224,270

		33,724,195

Pharmaceuticals–1.31%
†Watson Pharmaceutical	114,900	6,933,066

		6,933,066

Professional Services–0.61%
Manpower	89,800	3,210,350

		3,210,350

Real Estate Investment Trusts–3.60%
Boston Properties	53,400	5,318,640
Brandywine Realty Trust	367,500	3,491,250
Highwoods Properties	275,500	8,174,085
Kimco Realty	126,600	2,055,984

		19,039,959

Road & Rail–2.78%
Canadian National Railway	112,100	8,806,576
CSX	278,500	5,865,210

		14,671,786

Semiconductors & Semiconductor Equipment–0.98%
†Marvell Technology Group	374,500	5,186,825

		5,186,825

Software–2.89%
†Adobe Systems	101,900	2,880,713
†Compuware	614,200	5,110,144
†Synopsys	268,400	7,300,480

		15,291,337

Specialty Retail–4.87%
American Eagle Outfitters	283,200	4,330,128
Gap	344,900	6,397,895
PETsMART	162,100	8,314,109
Tiffany & Co	100,900	6,685,634

		25,727,766

Textiles, Apparel & Luxury Goods–1.37%
VF	56,900	7,225,731

		7,225,731

Tobacco–1.83%
Reynolds American	233,500	9,671,570

		9,671,570

Total Common Stock (Cost $406,128,397)		525,039,569

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.59%
≠Discounted Commercial Paper–0.56%
Abbey National North America 0.12% 1/3/12	$2,985,000	$2,984,980

		2,984,980

	Number of Shares	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
Money Market Mutual Fund–0.03%
Dreyfus Treasury & Agency Cash Management Fund	137,852	$137,852

		137,852

Total Short-Term Investments (Cost $3,122,832)		3,122,832

TOTAL VALUE OF SECURITIES–99.91% (Cost $409,251,229)	528,162,401
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	495,657

NET ASSETS APPLICABLE TO 15,666,862 SHARES OUTSTANDING–100.00%	$528,658,058

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($467,227,509 / 13,844,102 Shares)	$33.749

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($61,430,549 / 1,822,760 Shares)	$33.702

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$342,982,799
Undistributed net investment income	4,136,299
Accumulated net realized gain on investments	62,627,727
Net unrealized appreciation of investments and foreign currencies	118,911,233

Total net assets	$528,658,058

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$8,342,400
Interest	11,567
Foreign tax withheld	(22,125)

8,331,842

EXPENSES:
Management fees	2,388,459
Accounting and administration expenses	277,256
Distribution expenses-Service Class	199,007
Reports and statements to shareholders	91,720
Professional fees	26,890
Trustees’ fees	19,000
Custodian fees	6,476
Pricing fees	1,208
Other	19,339

Total operating expenses	3,029,355

NET INVESTMENT INCOME	5,302,487

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	62,768,172
Foreign currencies	(1,958)

Net realized gain	62,766,214
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(101,023,362)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(38,257,148)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,954,661)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,302,487	$5,677,670
Net realized gain on investments and foreign currencies	62,766,214	48,825,888
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(101,023,362)	96,464,757

Net increase (decrease) in net assets resulting from operations	(32,954,661)	150,968,315

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,597,111)	(3,888,620)
Service Class	—	(164,521)
Net realized gain on investments:
Standard Class	(41,351,150)	—
Service Class	(4,753,057)	—

	(47,701,318)	(4,053,141)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,014,053	37,065,226
Service Class	33,243,973	22,140,865
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	42,948,261	3,888,620
Service Class	4,753,057	164,521

	104,959,344	63,259,232

Cost of shares repurchased:
Standard Class	(126,627,248)	(70,806,242)
Service Class	(17,565,413)	(10,000,289)

	(144,192,661)	(80,806,531)

Decrease in net assets derived from capital share transactions	(39,233,317)	(17,547,299)

NET INCREASE (DECREASE) IN NET ASSETS	(119,889,296)	129,367,875
NET ASSETS:
Beginning of year	648,547,354	519,179,479

End of year (including undistributed net investment income of $4,136,299 and $1,838,621, respectively)	$528,658,058	$648,547,354

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$39.323	$30.303	$24.091	$42.051	$44.049

Income (loss) from investment operations:
Net investment income[1]	0.345	0.349	0.347	0.491	0.544
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.624)	8.928	6.927	(14.940)	1.166

Total from investment operations	(2.279)	9.277	7.274	(14.449)	1.710

Less dividends and distributions from:
Net investment income	(0.115)	(0.257)	(0.257)	(0.380)	(0.424)
Net realized gain on investments	(3.180)	—	(0.805)	(3.131)	(3.284)

Total dividends and distributions	(3.295)	(0.257)	(1.062)	(3.511)	(3.708)

Net asset value, end of period	$33.749	$39.323	$30.303	$24.091	$42.051

Total return[2]	(5.20% )	30.63%	30.45%	(36.63% )	3.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,227	$599,052	$491,581	$389,590	$726,114
Ratio of expenses to average net assets	0.46%	0.48%	0.51%	0.47%	0.44%
Ratio of net investment income to average net assets	0.90%	1.04%	1.34%	1.40%	1.19%
Portfolio turnover	9%	14%	18%	10%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$39.288	$30.289	$24.091	$41.995	$44.005

Income (loss) from investment operations:
Net investment income[1]	0.208	0.233	0.256	0.373	0.431
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.614)	8.904	6.913	(14.886)	1.168

Total from investment operations	(2.406)	9.137	7.169	(14.513)	1.599

Less dividends and distributions from:
Net investment income	—	(0.138)	(0.166)	(0.260)	(0.325)
Net realized gain on investments	(3.180)	—	(0.805)	(3.131)	(3.284)

Total dividends and distributions	(3.180)	(0.138)	(0.971)	(3.391)	(3.609)

Net asset value, end of period	$33.702	$39.288	$30.289	$24.091	$41.995

Total return[2]	(5.53% )	30.18%	29.99%	(36.85% )	3.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,431	$49,495	$27,598	$18,480	$16,033
Ratio of expenses to average net assets	0.81%	0.83%	0.86%	0.82%	0.69%
Ratio of net investment income to average net assets	0.55%	0.69%	0.99%	1.05%	0.94%
Portfolio turnover	9%	14%	18%	10%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $60,949 and $3,867, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$182,134
Distribution fees payable to LFD	18,008

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $53,260,738 and sales of $124,547,022 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $409,270,303. At December 31, 2011, net unrealized appreciation was $118,892,098, of which $166,779,455 related to unrealized appreciation of investments and $47,887,357 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$525,039,569	$—	$525,039,569
Short-Term Investments	137,852	2,984,980	3,122,832

Total	$525,177,421	$2,984,980	$528,162,401

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Ordinary income	$4,970,560	$4,053,141
Long-term capital gains	42,730,758	—

Total	$47,701,318	$4,053,141

In addition, the Fund declared an ordinary income consent dividend of $3,101,377 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$342,982,799
Undistributed ordinary income	4,136,637
Undistributed long-term capital gains	62,646,801
Qualified late year losses	(338)
Unrealized appreciation of investments and foreign currencies	118,892,159

Net assets	$528,658,058

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain	Paid-in Capital

$(1,407,698)	$(1,693,679)	$3,101,377

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10

Shares sold:
Standard Class	626,678	1,062,504
Service Class	872,983	646,704
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,358,476	101,446
Service Class	151,366	4,295

	3,009,503	1,814,949

Shares repurchased:
Standard Class	(3,375,324)	(2,151,637)
Service Class	(461,405)	(302,336)

	(3,836,729)	(2,453,973)

Net decrease	(827,226)	(639,024)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

89.58%	10.42%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper peer group of mid-cap core and mid-cap value funds and the Russell Mid-Cap Value Index. The Board noted that the Fund’s return for all periods was above the average of the Lipper performance group and above the performance of the benchmark. The Board concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Delaware Special Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Delaware Special Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–18

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-U.S. Equity Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds

2011 Annual Report Commentary

Managed by:

The LVIP Dimensional Non-U.S. Equity Fund returned (20.26%) (Standard Class shares with distributions reinvested) since inception on April 29, 2011, while the MSCI All Country World ex U.S. Index1 returned (20.44%) during the same period.

The LVIP Dimensional U.S. Equity Fund returned (7.57%) (Standard Class shares with distributions reinvested) since inception on April 29, 2011, while the Russell 3000® Index2 returned (7.78%) during the same period.

The LVIP Dimensional/Vanguard Total Bond Fund returned 5.26% (Standard Class shares with distributions reinvested) since inception on April 29, 2011, while the Barclays Capital U.S. Aggregate Bond Index3 returned 6.04% during the same period.

The LVIP Vanguard Domestic Equity ETF Fund returned (7.87%) (Standard Class shares with distributions reinvested) since inception on April 29, 2011, while the Russell 3000 Index returned (7.78%) during the same period.

The LVIP Vanguard International Equity ETF Fund returned (20.00%) (Standard Class shares with distributions reinvested) since inception on April 29, 2011, while the MSCI All Country World ex U.S. Index returned (20.44%) during the same period.

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500® Index4 ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent S&P downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends)5 fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends)6 fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the

Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index advancing 7.84%. Investors in longer duration bonds were rewarded with double digit returns as a result of the drop in interest rates.

The LVIP Dimensional U.S. Equity Fund benefitted from a large core allocation to funds that invest in large-cap domestic stocks, which held up better than small and mid-cap stocks during the period from inception through year end. Contributors relative to the Russell 3000 Index during the period from inception through year-end included the DFA US Core Equity 1 Portfolio, the LVIP Money Market Fund and the DFA Real Estate Securities Portfolio. Detractors relative to the Russell 3000 Index included those funds that invest in small and mid-cap stocks, including the DFA U.S. Micro Cap Portfolio, the DFA U.S. Small Cap Portfolio and the DFA U.S. Small Cap Value Portfolio.

The LVIP Dimensional Non-U.S. Equity Fund experienced losses as international equity markets sold off sharply during the period from inception through year-end. Detractors to total return included exposures to emerging markets and those segments of the market that were influenced by the uncertainty surrounding the Eurozone’s debt crisis. On a relative basis, exposures to the LVIP Money Market Fund, the DFA International Real Estate Securities Portfolio and the DFA Large Cap International Portfolio contributed to returns versus the MSCI All Country World ex U.S. Index. Exposure to the DFA International Small Cap Value Portfolio, the DFA Emerging Markets Core Equity Portfolio and DFA International Vector Equity Portfolio detracted from results relative to the index.

The Dimensional/Vanguard Total Bond Fund benefitted from its broadly diversified fixed income exposure during the period from inception through year end, a period when market interest rates fell considerably. Leading contributors to total return versus the Barclays Capital U.S. Aggregate Bond Index included long duration and inflation indexed exposure, represented by the Vanguard Long-Term Bond Index ETF and the DFA Inflation Protected Securities Portfolio, respectively. Detractors versus the Index include shorter duration and global holdings, including the LVIP Money Market Fund, the DFA VA Short Term Fixed Income Portfolio and the DFA Two-Year Global Fixed Income Portfolio.

The LVIP Vanguard Domestic Equity ETF Fund benefitted from broadly diversified U.S. equity exposure during the year with a bias towards larger, income producing equities. Relative to the Russell 3000 Index, contributors included the Vanguard Dividend Appreciation ETF, the Vanguard Mega Cap 300 Growth ETF, the Vanguard REIT Index ETF and the LVIP Money Market Fund. Detractors included those funds and ETFs that focused their investments on small and mid-cap stocks such as the Vanguard Mid

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2011 Annual Report Commentary (continued)

Cap Growth ETF, the Vanguard Small Cap Growth ETF, the Vanguard Small Cap Value ETF and the Vanguard VIF Small Cap Growth Fund.

The LVIP Vanguard International Equity ETF Fund experienced losses as international equity markets sold off sharply during the period from inception through year-end. Detractors to total return included exposures to emerging markets and those segments of the market that were influenced by the uncertainty surrounding the Eurozone’s debt crisis. On a relative basis, exposures to the LVIP Money Market Fund, Vanguard MSCI Pacific ETF and the Vanguard Global ex-U.S. Real Estate ETF contributed to returns versus the MSCI All Country World ex U.S. Index. Detracting from returns versus the index included exposures to the Vanguard FTSE All World ex-U.S. Small Cap ETF, the Vanguard MSCI Emerging Markets ETF and the Vanguard MSCI Europe ETF.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

LVIP Dimensional Non-U.S. Equity Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional Non-U.S. Equity Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,974 for the Standard Class shares and to $7,961 for the Service Class shares. For comparison, look at how the MSCI All World ex U.S. Index did from 5/2/11 through 12/31/11. The same $10,000 investment would have decreased to $7,956. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	-20.26%

Service Class Shares
Inception (5/2/11)	-20.39%

1The

MSCI All Country World ex. U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

2

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

3	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a few float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada.

6	The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2011 Annual Report Commentary (continued)

LVIP Dimensional U.S. Equity Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional U.S. Equity Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,243 for the Standard Class shares and to $9,229 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/11. The same $10,000 investment would have decreased to $9,222. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	-7.57%

Service Class Shares
Inception (5/2/11)	-7.71%

LVIP Dimensional/Vanguard Total Bond Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional/Vanguard Total Bond Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,526 for the Standard Class shares and to $10,508 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/11. The same $10,000 investment would have increased to $10,604. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	+5.26%

Service Class Shares
Inception (5/2/11)	+5.08%

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

2011 Annual Report Commentary (continued)

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard Domestic Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,213 for the Standard Class shares and to $9,200 for the Service Class shares. For comparison, look at how the Russell 3000 Index did from 5/2/11 through 12/31/11. The same $10,000 investment would have decreased to $9,222. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	-7.87%

Service Class Shares
Inception (5/2/11)	-8.00%

LVIP Vanguard International Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard International Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,000 for the Standard Class shares and to $7,987 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index did from 5/2/11 through 12/31/11. The same $10,000 investment would have decreased to $7,956. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	-20.00%

Service Class Shares
Inception (5/2/11)	-20.13%

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional Non-U.S. Equity Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$831.80	0.30%	$1.39
Service Class Shares	1,000.00	830.70	0.55%	2.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Dimensional U.S. Equity Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$948.60	0.30%	$1.47
Service Class Shares	1,000.00	947.40	0.55%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Dimensional/Vanguard Total Bond Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$1,045.10	0.30%	$1.55
Service Class Shares	1,000.00	1,043.80	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Vanguard Domestic Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$951.80	0.30%	$1.48
Service Class Shares	1,000.00	950.70	0.55%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Vanguard International Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$827.30	0.30%	$1.38
Service Class Shares	1,000.00	826.20	0.55%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP Dimensional Non-U.S. Equity Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.06%
Unaffiliated Investment Companies	97.98%
Short-Term Investment	0.09%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

LVIP Dimensional U.S. Equity Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.02%
Unaffiliated Investment Companies	98.06%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.96%
Unaffiliated Investment Companies	96.15%
Short-Term Investment	1.27%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.02%
Unaffiliated Investment Companies	97.83%
Short-Term Investment	1.73%
Total Value of Securities	101.58%
Liabilities Net of Receivables and Other Assets	(1.58%)
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.15%
Unaffiliated Investment Companies	96.97%
Short-Term Investment	3.45%
Total Value of Securities	102.57%
Liabilities Net of Receivables and Other Assets	(2.57%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Dimensional Non-U.S. Equity Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.06%
Money Market Fund–2.06%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	46,358	$463,583

Total Affiliated Investment Company (Cost $463,583)		463,583

UNAFFILIATED INVESTMENT COMPANIES–97.98%
International Equity Funds–97.98%
**DFA Emerging Markets Core Equity Portfolio	127,605	2,199,903
**DFA International Core Equity Portfolio	609,645	5,645,310
**DFA International Real Estate Securities Portfolio	257,463	1,127,690
**DFA International Small Cap Value Portfolio	83,073	1,128,128
**DFA International Vector Equity Portfolio	263,238	2,253,317

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
**DFA Large Cap International Portfolio	335,279	$5,666,210
**DFA VA International Small Portfolio	202,331	1,800,746
**DFA VA International Value Portfolio	230,091	2,257,190

Total Unaffiliated Investment Companies (Cost $23,037,297)		22,078,494

SHORT-TERM INVESTMENT–0.09%
Money Market Mutual Fund–0.09%
Dreyfus Treasury & Agency Cash Management Fund	21,632	21,632

Total Short-Term Investment (Cost $21,632)		21,632

TOTAL VALUE OF SECURITIES–100.13% (Cost $23,522,512)	22,563,709
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(29,373)

NET ASSETS APPLICABLE TO 2,833,462 SHARES OUTSTANDING–100.00%	$22,534,336

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY FUND STANDARD CLASS ($7,954,970 /1,000,509 Shares)	$7.951

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY FUND SERVICE CLASS ($14,579,366 /1,832,953 Shares)	$7.954

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$23,272,083
Undistributed net investment income	218,743
Accumulated net realized gain on investments	2,313
Net unrealized depreciation of investments	(958,803)

Total net assets	$22,534,336

*	Standard Class Shares.

**	Institutional Class Shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional U.S. Equity Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.02%
Money Market Fund–2.02%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	51,644	$516,442

Total Affiliated Investment Company (Cost $516,442)		516,442

UNAFFILIATED INVESTMENT COMPANIES–98.06%
Equity Funds–98.06%
**DFA Real Estate Securities Portfolio	56,370	1,301,583
**DFA U.S. Core Equity 1 Portfolio	474,573	5,106,410
**DFA U.S. Large Cap Value Portfolio	266,731	3,819,595

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**DFA U.S. Large Company Portfolio	777,446	$7,696,715
**DFA U.S. Micro Cap Portfolio	96,753	1,279,081
**DFA U.S. Small Cap Portfolio	99,420	2,040,090
**DFA U.S. Small Cap Value Portfolio	54,875	1,270,906
**DFA VA U.S. Targeted Value Portfolio	232,943	2,571,696

Total Unaffiliated Investment Companies (Cost $24,269,900)		25,086,076

TOTAL VALUE OF SECURITIES–100.08% (Cost $24,786,342)	25,602,518
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(21,474)

NET ASSETS APPLICABLE TO 2,771,748 SHARES OUTSTANDING–100.00%	$25,581,044

NET ASSET VALUE–LVIP DIMENSIONAL U.S. EQUITY FUND STANDARD CLASS ($697,880 / 75,608 Shares)	$9.230

NET ASSET VALUE–LVIP DIMENSIONAL U.S. EQUITY FUND SERVICE CLASS ($24,883,164 / 2,696,140 Shares)	$9.229

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$24,661,561
Undistributed net investment income	190,913
Accumulated net realized loss on investments	(87,606)
Net unrealized appreciation of investments	816,176

Total net assets	$25,581,044

*	Standard Class Shares.

**	Institutional Class Shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Total Bond Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–1.96%
Money Market Fund–1.96%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	113,266	$1,132,657

Total Affiliated Investment Company (Cost $1,132,657)		1,132,657

UNAFFILIATED INVESTMENT COMPANIES–96.15%
Fixed Income Funds–96.15%
**DFA Inflation-Protected Securities Portfolio	462,687	5,658,661
**DFA Short-Term Extended Quality Portfolio	543,906	5,683,819
**DFA Two-Year Global Fixed Income Portfolio	561,117	5,656,056
**DFA VA Global Bond Portfolio	315,979	3,380,981
**DFA VA Short Term Fixed Portfolio	722,352	7,353,545
Vanguard Long-Term Bond ETF	50,000	4,595,000

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Mortgage-Backed Securities ETF	130,852	$6,789,910
Vanguard Short-Term Corporate Bond ETF	14,493	1,128,425
Vanguard Total Bond Market ETF	182,831	15,273,702

Total Unaffiliated Investment Companies (Cost $55,516,284)		55,520,099

SHORT-TERM INVESTMENT–1.27%
Money Market Mutual Fund–1.27%
Dreyfus Treasury & Agency Cash Management Fund	735,979	735,979

Total Short-Term Investment (Cost $735,979)		735,979

TOTAL VALUE OF SECURITIES–99.38% (Cost $57,384,920)	57,388,735
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.62%	355,875

NET ASSETS APPLICABLE TO 5,502,435 SHARES OUTSTANDING–100.00%	$57,744,610

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND STANDARD CLASS ($1,285,995 / 122,584 Shares)	$10.491

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND SERVICE CLASS ($56,458,615 / 5,379,851 Shares)	$10.494

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$57,078,908
Undistributed net investment income	483,138
Accumulated net realized gain on investments	178,749
Net unrealized appreciation of investments	3,815

Total net assets	$57,744,610

*	Standard Class Shares.

**	Institutional Class Shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Vanguard Domestic Equity ETF Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.02%
Money Market Fund–2.02%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	106,478	$1,064,781

Total Affiliated Investment Company (Cost $1,064,781)		1,064,781

UNAFFILIATED INVESTMENT COMPANIES–97.83%
Equity Funds–97.83%
Vanguard Dividend Appreciation ETF	97,461	5,325,269
Vanguard Mega Cap 300 Growth Index ETF	162,113	7,797,635
Vanguard Mega Cap 300 Value Index ETF	278,752	10,639,964
Vanguard Mid-Cap Growth ETF	33,823	2,013,821
Vanguard Mid-Cap Value ETF	60,051	3,102,835
Vanguard REIT Index ETF	45,832	2,658,256

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Small-Cap Growth ETF	20,080	$1,534,112
Vanguard Small-Cap Value ETF	41,263	2,585,952
Vanguard Total Stock Market ETF	220,109	14,153,009
Vanguard Variable Insurance Fund–Small Company Growth Portfolio	90,906	1,626,316

Total Unaffiliated Investment Companies (Cost $52,135,266)		51,437,169

SHORT-TERM INVESTMENT–1.73%
Money Market Mutual Fund–1.73%
Dreyfus Treasury & Agency Cash Management Fund	911,559	911,559

Total Short-Term Investment (Cost $911,559)		911,559

TOTAL VALUE OF SECURITIES–101.58% (Cost $54,111,606)	53,413,509
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.58%)	(832,736)

NET ASSETS APPLICABLE TO 5,740,679 SHARES OUTSTANDING–100.00%	$52,580,773

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND STANDARD CLASS ($145,861 / 15,927 Shares)	$9.158

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND SERVICE CLASS ($52,434,912 / 5,724,752 Shares)	$9.159

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$53,122,010
Undistributed net investment income	398,933
Accumulated net realized loss on investments	(242,073)
Net unrealized depreciation of investments	(698,097)

Total net assets	$52,580,773

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Vanguard International Equity ETF Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.15%
Money Market Fund–2.15%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	168,685	$1,686,845

Total Affiliated Investment Company (Cost $1,686,845)		1,686,845

UNAFFILIATED INVESTMENT COMPANIES–96.97%
International Equity Funds–96.97%
Vanguard Europe Pacific ETF	510,554	15,638,269
Vanguard FTSE All-World ex-U.S. ETF	292,490	11,597,229
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	147,097	11,407,372
Vanguard Global ex-U.S. Real Estate ETF	92,866	3,792,647
Vanguard MSCI Emerging Markets ETF	198,912	7,600,428

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard MSCI European ETF	184,468	$7,642,509
Vanguard MSCI Pacific ETF	247,335	11,770,672
Vanguard VA International Portfolio	424,073	6,607,064

Total Unaffiliated Investment Companies (Cost $88,318,183)		76,056,190

SHORT-TERM INVESTMENT–3.45%
Money Market Mutual Fund–3.45%
Dreyfus Treasury & Agency Cash Management Fund	2,706,539	2,706,539

Total Short-Term Investment (Cost $2,706,539)		2,706,539

TOTAL VALUE OF SECURITIES–102.57% (Cost $92,711,567)	80,449,574
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.57%)	(2,017,053)

NET ASSETS APPLICABLE TO 9,819,736 SHARES OUTSTANDING–100.00%	$78,432,521

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND STANDARD CLASS ($599,539 / 74,940 Shares)	$8.000

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND SERVICE CLASS ($77,832,982 / 9,744,796 Shares)	$7.987

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$89,390,702
Undistributed net investment income	2,040,091
Accumulated net realized loss on investments	(736,279)
Net unrealized depreciation of investments	(12,261,993)

Total net assets	$78,432,521

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

May 2, 2011* to December 31, 2011

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP DimensionalVanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$26	$38	$79	$127	$208
Dividends from unaffiliated investment companies	254,270	229,706	537,343	735,228	2,243,782

	254,296	229,744	537,422	735,355	2,243,990

EXPENSES:
Accounting and administration expenses	32,054	32,311	34,306	34,400	35,881
Professional fees	17,247	17,324	17,654	17,862	18,439
Management fees	11,320	17,547	36,346	57,377	92,849
Distribution expenses-Service Class	10,505	17,128	35,827	57,322	92,482
Reports and statements to shareholders	7,575	7,642	10,108	18,720	21,005
Custodian fees	1,404	1,363	1,558	1,781	1,808
Trustees fees	45	72	152	255	423
Other	39	58	123	685	1,147

	80,189	93,445	136,074	188,402	264,034
Less expenses waived/reimbursed	(56,100)	(55,261)	(56,632)	(62,228)	(60,133)

Total operating expenses	24,089	38,184	79,442	126,174	203,901

NET INVESTMENT INCOME	230,207	191,560	457,980	609,181	2,040,089

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	—	—	1	1	2
Net realized gain distributions from unaffiliated investment companies	83,125	16,423	279,466	—	—
Net realized loss from sale of investments in unaffiliated investment companies	(79,667)	(104,029)	(12,909)	(242,073)	(736,279)

Net realized gain (loss) on investments	3,458	(87,606)	266,558	(242,072)	(736,277)
Net unrealized appreciation/depreciation of investments	(958,803)	816,176	3,815	(698,097)	(12,261,993)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(955,345)	728,570	270,373	(940,169)	(12,998,270)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(725,138)	$920,130	$728,353	$(330,988)	$(10,958,181)

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
	5/2/11* to 12/31/11	5/2/11* to 12/31/11	5/2/11* to 12/31/11	5/2/11* to 12/31/11	5/2/11* to 12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$230,207	$191,560	$457,980	$609,181	$2,040,089
Net realized gain (loss) on investments	3,458	(87,606)	266,558	(242,072)	(736,277)
Net unrealized appreciation/depreciation of investments	(958,803)	816,176	3,815	(698,097)	(12,261,993)

Net increase (decrease) in net assets resulting from operations	(725,138)	920,130	728,353	(330,988)	(10,958,181)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(920)	(647)	(2,713)	(232)	—
Service Class	(11,689)	—	(59,938)	(210,017)	—

	(12,609)	(647)	(62,651)	(210,249)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,019,460	698,246	1,291,765	163,659	669,624
Service Class	16,816,085	26,621,089	63,743,095	59,343,486	91,536,810
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	920	647	2,713	232	—
Service Class	11,689	—	59,938	210,016	—

	24,848,154	27,319,982	65,097,511	59,717,393	92,206,434

Cost of shares repurchased:
Standard Class	(124,962)	(15,204)	(17,336)	(17,574)	(6,264)
Service Class	(1,451,109)	(2,643,217)	(8,001,267)	(6,577,809)	(2,809,468)

	(1,576,071)	(2,658,421)	(8,018,603)	(6,595,383)	(2,815,732)

Increase in net assets derived from capital share transactions	23,272,083	24,661,561	57,078,908	53,122,010	89,390,702

NET INCREASE IN NET ASSETS	22,534,336	25,581,044	57,744,610	52,580,773	78,432,521
NET ASSETS:
Beginning of period	—	—	—	—	—

End of period	$22,534,336	$25,581,044	$57,744,610	$52,580,773	$78,432,521

Undistributed net investment income	$218,743	$190,913	$483,138	$398,933	$2,040,091

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Dimensional Non-U.S. Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Dimensional Non-U.S. Equity Fund
	Standard Class	Service Class
	5/2/11[1] to 12/31/11	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.280	0.271
Net realized and unrealized loss on investments	(2.306)	(2.310)

Total from investment operations	(2.026)	(2.039)

Less dividends and distributions from:
Net investment income	(0.023)	(0.007)

Total dividends and distributions	(0.023)	(0.007)

Net asset value, end of period	$7.951	$7.954

Total return[3]	(20.26% )	(20.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,955	$14,579
Ratio of expenses to average net assets[4]	0.30%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.52%	1.77%
Ratio of net investment income to average net assets	5.26%	5.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.04%	3.79%
Portfolio turnover	5%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Dimensional U.S. Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Dimensional U.S. Equity Fund
	Standard Class	Service Class
	5/2/11[1] to 12/31/11	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.175	0.160
Net realized and unrealized loss on investments	(0.932)	(0.931)

Total from investment operations	(0.757)	(0.771)

Less dividends and distributions from:
Net investment income	(0.013)	—

Total dividends and distributions	(0.013)	—

Net asset value, end of period	$9.230	$9.229

Total return[3]	(7.57% )	(7.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$698	$24,883
Ratio of expenses to average net assets[4]	0.30%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.08%	1.33%
Ratio of net investment income to average net assets	2.95%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	1.92%
Portfolio turnover	6%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Dimensional/Vanguard Total Bond Fund
	Standard Class	Service Class
	5/2/11[1] to 12/31/11	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.234	0.217
Net realized and unrealized gain on investments	0.291	0.291

Total from investment operations	0.525	0.508

Less dividends and distributions from:
Net investment income	(0.034)	(0.014)

Total dividends and distributions	(0.034)	(0.014)

Net asset value, end of period	$10.491	$10.494

Total return[3]	5.26%	5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,286	$56,459
Ratio of expenses to average net assets[4]	0.30%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	0.93%
Ratio of net investment income to average net assets	3.37%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.99%	2.74%
Portfolio turnover	22%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Vanguard Domestic Equity ETF Fund
	Standard Class	Service Class
	5/2/11[1] to 12/31/11	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.174	0.158
Net realized and unrealized loss on investments	(0.961)	(0.959)

Total from investment operations	(0.787)	(0.801)

Less dividends and distributions from:
Net investment income	(0.055)	(0.040)

Total dividends and distributions	(0.055)	(0.040)

Net asset value, end of period	$9.158	$9.159

Total return[3]	(7.87% )	(8.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146	$52,435
Ratio of expenses to average net assets[4]	0.30%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.82%
Ratio of net investment income to average net assets	2.90%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.63%	2.38%
Portfolio turnover	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Vanguard International Equity ETF Fund
	Standard Class	Service Class
	5/2/11[1] to 12/31/11	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.313	0.307
Net realized and unrealized loss on investments	(2.313)	(2.320)

Total from investment operations	(2.000)	(2.013)

Net asset value, end of period	$8.000	$7.987

Total return[3]	(20.00% )	(20.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$600	$77,833
Ratio of expenses to average net assets[4]	0.30%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.46%	0.71%
Ratio of net investment income to average net assets	5.73%	5.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.57%	5.32%
Portfolio turnover	13%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax position taken on federal income tax returns for the open tax year December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 2, 2011* through December 31, 2011.

*	Date of commencement of operations.

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. This fee is in addition to the management fee paid to the investment advisors the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of legal services. For the period May 2, 2011* through December 31, 2011, fees for administrative and legal services were as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administration fees	$453	$702	$1,454	$2,295	$3,714
Legal fees	268	276	1,519	772	834

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Funds during the month and will reimburse Lincoln Life for the cost of legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. LIAC, Dreyfus, Dimension Financial Advisors and Vanguard serve as the investment managers for the Underlying Funds.

At December 31, 2011, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Receivable from LIAC	$2,752	$970	$—	$—	$—
Payable to LIAC	—	—	5,177	3,188	8,676
Distribution fees payable to LFD	2,952	5,010	10,668	10,655	15,922

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2011, Lincoln Life directly owned 6.32% of the Standard Class shares of the LVIP Vanguard Domestic Equity ETF Fund.

*	Date of commencement of operations.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the period May 2, 2011* through December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$23,969,608	$25,705,086	$61,961,943	$57,059,925	$98,657,507
Sales	410,693	746,592	5,568,353	3,918,149	8,267,110

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$23,602,179	$24,890,371	$57,410,202	$54,324,103	$92,952,298

Aggregate unrealized appreciation	$—	$816,175	$281,545	$178,749	$—
Aggregate unrealized depreciation	(1,038,470)	(104,028)	(303,012)	(1,089,343)	(12,502,724)

Net unrealized appreciation (depreciation)	$(1,038,470)	$712,147	$(21,467)	$(910,594)	$(12,502,724)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Level 1
Investment Companies	$22,542,077	$25,602,518	$56,652,756	$52,501,950	$77,743,035
Short-Term Investment	21,632	—	735,979	911,559	2,706,539

Total	$22,563,709	$25,602,518	$57,388,735	$53,413,509	$80,449,574

There were no Level 3 investments at the beginning or end of the period.

During the period May 2, 2011* through December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

*	Date of commencement of operations.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 2, 2011* through December 31, 2011 was as follows.

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund
Ordinary income	$12,609	$647	$62,651	$210,249

There were no dividends and distributions paid during the period May 2, 2011* through December 31, 2011 for the LVIP Vanguard International Equity ETF Fund.

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$23,272,083	$24,661,561	$57,078,908	$53,122,010	$89,390,702
Undistributed ordinary income	218,743	190,983	495,511	398,933	2,041,577
Undistributed long-term capital gain	81,980	16,353	191,658	—	—
Post-october losses	—	—	—	(26,903)	(497,034)
Capital loss carryforwards	—	—	—	(2,673)	—
Unrealized appreciation/depreciation of investments	(1,038,470)	712,147	(21,467)	(910,594)	(12,502,724)

Net assets	$22,534,336	$25,581,044	$57,744,610	$52,580,773	$78,432,521

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-october losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed net investment income	$1,145	$87,809	$1	$2
Accumulated net realized gain (loss)	(1,145)	(87,809)	(1)	(2)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains, its character as short-term or long-term capital loss.

LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss carryforward character
	Short-term	Long-term
LVIP Vanguard Domestic Equity ETF Fund	$2,673	$—

6. Capital Shares

	LVIP Dimensional Non-U.S. Equity Fund 5/2/11* to 12/31/11	LVIP Dimensional U.S. Equity Fund 5/2/11* to 12/31/11	LVIP Dimensional/ Vanguard Total Bond Fund 5/2/11* to 12/31/11	LVIP Vanguard Domestic Equity ETF Fund 5/2/11* to 12/31/11	LVIP Vanguard International Equity ETF Fund 5/2/11* to 12/31/11
Shares sold:
Standard Class	1,014,543	77,238	123,987	17,858	75,706
Service Class	2,009,001	2,989,349	6,143,955	6,441,616	10,070,483
Shares issued upon reinvestment of dividends and distributions:
Standard Class	112	70	260	25	—
Service Class	1,424	—	5,749	22,978	—

	3,025,080	3,066,657	6,273,951	6,482,477	10,146,189

Shares repurchased:
Standard Class	(14,146)	(1,700)	(1,663)	(1,956)	(767)
Service Class	(177,472)	(293,209)	(769,853)	(739,842)	(325,687)

	(191,618)	(294,909)	(771,516)	(741,798)	(326,454)

Net increase	2,833,462	2,771,748	5,502,435	5,740,679	9,819,735

*	Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of net assets of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (five of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statements of operations, statements of changes in net assets, and financial highlights for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of their operations, the changes in their net assets, and their financial highlights for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional Non-U.S. Equity Fund	0.00%	100.00%	100.00%
LVIP Dimensional U.S. Equity Fund	0.00%	100.00%	100.00%
LVIP Dimensional/Vanguard Total Bond Fund	0.00%	100.00%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

LVIP Dimensional/Vanguard Allocation Funds–26

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–27

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–28

LVIP Global Income Fund

LVIP Global Income Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Global Income Fund

LVIP Global Income Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 1.09% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Citigroup World Government Bond Index non-U.S.*, returned 5.17%.

Franklin

Early in the year, emerging markets continued to lead the global recovery as several emerging economies returned to or exceeded their respective pre-crisis activity levels. Where recoveries were strong, monetary authorities tightened policy as output gaps closed and early indicators of inflationary pressure became more pronounced. In much of the developed world, however, economic growth was below trend and significant slack remained. Toward the latter half of the year, softer economic reports in most advanced and some emerging economies raised concerns that the global recovery might be faltering. Against this economic backdrop, markets absorbed several shocks, including geopolitical unrest in the Middle East and concerns about the solvency of highly indebted eurozone governments.

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year, interest rate strategies and sovereign credit exposures contributed to absolute results, while currency positions detracted. Over the year, we shortened the portfolio’s duration as many policymakers around the world increased rates with the aim of heading off inflationary pressures. The decline of long-term bond yields in non-Japan Asia and Latin America and the correspondingly high returns on the Fund’s holdings in these regions contributed to relative performance. The euro depreciated against the U.S. dollar during the period, and the Fund’s large net negative position, through the use of currency forwards, added to relative performance. However, exposure to Asian currencies detracted from performance. Although risk aversion led spreads to widen between higher yielding sovereign credits and their “risk-free” benchmarks, such as U.S. Treasuries and German bunds, high returns from many of the Fund’s sovereign credit exposures benefited relative performance overall.

Michael Hasenstab, Ph.D

Canyon Chan, CFA

Franklin Advisers, Inc.

Mondrian Commentary

International government bond markets were up 4.4% in local market terms and international currencies appreciated by 0.7% versus the US dollar over the year. The strongest performing markets were the UK and Australia. The UK market helped the emergence of the Eurozone crisis, with the UK seen as a relative safe haven within Europe. The weakest performing markets were Poland and Mexico. These markets performed reasonably well in local market terms, but were weak in US dollar terms due to local currency weakness. The currencies of less developed countries generally fell in 2011, as risk aversion spread across financial markets, after the Eurozone crisis escalated, largely because Eurozone policy makers failed to announce a comprehensive package of measures to stem the crisis.

Overweight positions to Poland and Mexico detracted from performance over the year, as these markets were weak in US dollar unhedged terms. The underweight to the strong UK market also detracted from performance. These positions were partially offset by the zero weight to peripheral Eurozone markets (Italy, Spain, Portugal and Ireland) in the second half of the year, which added to performance.

Christopher Moth

David Wakefield

Mondrian Investment Partners Limited

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 5/4/09 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $12,187 for the Standard Class Shares and increased to $12,120 for the Service Class Shares. For comparison look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $12,178. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+1.09%
Inception (5/4/09)	+7.71%

Service Class Shares
One Year	+0.83%
Inception (5/4/09)	+7.49%

*	The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$964.70	0.71%	$3.52
Service Class Shares	1,000.00	963.50	0.96%	4.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.63	0.71%	$3.62
Service Class Shares	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations

As of December 31, 2011

Security Type	Percentage of Net Assets
Corporate Bonds	4.66%
Municipal Bonds	0.29%
Regional Bonds	3.55%
Sovereign Bonds	77.08%
Supranational Banks	5.89%
Short-Term Investments	5.30%
Total Value of Securities	96.77%
Receivables and Other Assets Net of Liabilities	3.23%
Total Net Assets	100.00%

Country	Percentage of Net Assets
Argentina	0.12%
Australia	4.45%
Austria	2.15%
Brazil	0.90%
Canada	2.27%
Denmark	2.28%
Egypt	0.02%
Finland	2.30%
France	2.17%
Germany	6.51%
Hungary	1.35%
Indonesia	2.03%
Ireland	0.90%
Israel	2.19%
Japan	14.72%
Malaysia	5.40%
Mexico	4.23%
Netherlands	2.58%
Norway	2.33%
Peru	0.03%
Philippines	1.28%
Poland	7.05%
Qatar	0.05%
Republic of Iraq	0.05%
Republic of Korea	6.91%
Republic of Lithuania	0.64%
Republic of Vietnam	0.14%
Russia	0.48%
Singapore	1.27%
Slovakia	0.43%
Slovenia	0.72%
South Africa	0.33%
Supranational	5.89%
Sweden	4.16%
Ukraine	0.70%
United Arab Emirates	0.08%
United Kingdom	2.01%
United States	0.29%
Venezuela	0.06%
Total	91.47%

LVIP Global Income Fund–4

LVIP Global Income Fund

Statement of Net Assets

December 31, 2011

	Principal Amount°		Value (U.S. $)

rCORPORATE BONDS–4.66%
Germany–2.41%
Bayerische Landesbank 1.40% 4/22/13	JPY	330,000,000	$4,311,461
KFW 1.35% 1/20/14	JPY	510,000,000	6,777,433
4.66% 1/5/12	NOK	12,500,000	2,089,983

			13,178,877

Netherlands–1.27%
Bank Nederlandse Gemeenten 1.85% 11/7/16	JPY	380,000,000	5,268,796
•ING Bank 6.125% 5/29/23	EUR	1,500,000	1,688,512

			6,957,308

Republic of Korea–0.07%
Export-Import Bank of Korea 8.125% 1/21/14		170,000	188,733
Korea Development Bank 8.00% 1/23/14		170,000	187,135

			375,868

United Kingdom–0.91%
HSBC Holdings 6.00% 6/10/19	EUR	2,380,000	3,132,719
6.25% 3/19/18	EUR	200,000	266,771
Lloyds TSB Bank 5.375% 9/3/19	EUR	1,100,000	1,377,764
•5.625% 3/5/18	EUR	179,000	176,037

			4,953,291

Total Corporate Bonds (Cost $24,387,798)			25,465,344

MUNICIPAL BONDS–0.29%
California State Taxable Build America Bonds 6.65% 3/1/22		115,000	133,302
7.625% 3/1/40		725,000	892,729
California State Various Purposes 7.55% 4/1/39		25,000	30,593
Detroit, Michigan District State Aid 4.50% 11/1/23		40,000	43,233
Illinois State 4.421% 1/1/15		340,000	352,923
Tulare, California Sewer Revenue Taxable Build America Bonds 8.75% 11/15/44 (AGM)		115,000	128,392

Total Municipal Bonds (Cost $1,394,876)			1,581,172

	Principal Amount°		Value (U.S. $)

rREGIONAL BONDS–3.55%
Australia–3.55%
New South Wales Treasury 5.50% 8/1/13	AUD	1,260,000	$1,321,196
5.50% 3/1/17	AUD	960,000	1,042,427
6.00% 5/1/12	AUD	900,000	926,095
Queensland Treasury 6.00% 8/14/13	AUD	1,370,000	1,449,100
6.00% 8/21/13	AUD	5,595,000	5,885,709
6.00% 9/14/17	AUD	940,000	1,040,924
Western Australia Treasury 5.50% 7/17/12	AUD	6,390,000	6,585,257
8.00% 6/15/13	AUD	1,065,000	1,152,820

Total Regional Bonds (Cost $18,108,071)			19,403,528

rSOVEREIGN BONDS–77.08%
Argentina–0.12%
•Argentina Bonos 0.439% 8/3/12		5,595,000	671,400

			671,400

Australia–0.90%
Australian Government 5.75% 4/15/12	AUD	4,800,000	4,933,981

			4,933,981

Austria–2.15%
Republic of Austria 3.50% 7/15/15	EUR	4,250,000	5,860,007
6.25% 7/15/27	EUR	3,400,000	5,883,777

			11,743,784

Brazil–0.90%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/13	BRL	15,500	180,528
6.00% 5/15/15	BRL	146,500	1,714,519
6.00% 5/15/45	BRL	50,000	610,730
Series F 10.00% 1/1/12	BRL	1,635,000	877,742
10.00% 1/1/17	BRL	3,000,000	1,547,934

			4,931,453

Canada–2.27%
Canada Government 3.50% 1/13/20	EUR	8,500,000	12,438,381

			12,438,381

Denmark–2.28%
Denmark Kingdom 3.125% 3/17/14	EUR	9,200,000	12,466,538

			12,466,538

LVIP Global Income Fund–5

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Egypt–0.02%
≠Egypt Treasury Bills 10.149% 1/17/12	EGP	600,000	$99,018

			99,018

Finland–2.30%
Finnish Government 2.49% 4/15/21	EUR	1,500,000	2,131,037
5.375% 7/4/13	EUR	7,500,000	10,432,080

			12,563,117

France–2.17%
France O.A.T. 5.50% 4/25/29	EUR	7,400,000	11,859,719

			11,859,719

Germany–4.10%
Bundesobligation 1.75% 10/9/15	EUR	1,300,000	1,758,492
2.25% 4/11/14	EUR	1,550,000	2,103,873
2.75% 4/8/16	EUR	2,500,000	3,522,039
Bundesschatzanweisungen 0.75% 9/14/12	EUR	2,780,000	3,618,690
1.75% 6/14/13	EUR	220,709	292,618
Deutschland Republic 3.25% 7/4/21	EUR	4,900,000	7,167,679
3.50% 7/4/19	EUR	970,000	1,436,252
3.75% 1/4/17	EUR	1,710,000	2,528,676

			22,428,319

Hungary–1.35%
Hungary Government 5.50% 2/12/14	HUF	57,400,000	219,786
5.50% 2/12/16	HUF	230,900,000	829,436
6.50% 6/24/19	HUF	37,300,000	126,628
6.75% 2/12/13	HUF	29,700,000	119,751
6.75% 8/22/14	HUF	169,600,000	659,841
6.75% 2/24/17	HUF	37,800,000	138,933
6.75% 11/24/17	HUF	139,800,000	500,066
7.00% 6/24/22	HUF	23,200,000	78,997
7.50% 10/24/13	HUF	23,200,000	93,520
7.50% 11/12/20	HUF	2,600,000	9,251
8.00% 2/12/15	HUF	26,700,000	105,980
≠Hungary Treasury Bills 0.092% 8/22/12	HUF	47,000,000	183,843
Republic of Hungary 3.875% 2/24/20	EUR	490,000	455,300
5.75% 6/11/18	EUR	350,000	381,808
6.00% 1/11/19	EUR	200,000	219,522
6.25% 1/29/20		1,630,000	1,475,150
6.375% 3/29/21		2,010,000	1,809,001

			7,406,813

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Indonesia–2.03%
Indonesia Government 10.00% 9/15/24	IDR	25,030,000,000	$3,580,009
10.00% 2/15/28	IDR	7,040,000,000	1,001,555
11.00% 12/15/12	IDR	10,500,000,000	1,228,754
12.80% 6/15/21	IDR	29,990,000,000	4,879,693
≠Indonesia Treasury Bill 4.50% 9/14/12	IDR	3,626,000,000	385,294

			11,075,305

Ireland–0.90%
Irish Government 4.00% 1/15/14	EUR	777,000	946,474
4.40% 6/18/19	EUR	352,000	365,886
4.50% 10/18/18	EUR	265,000	273,678
4.50% 4/18/20	EUR	550,000	557,426
4.60% 4/18/16	EUR	277,000	323,942
5.00% 10/18/20	EUR	752,000	805,092
5.40% 3/13/25	EUR	792,000	824,894
5.90% 10/18/19	EUR	737,000	829,828

			4,927,220

Israel–2.19%
Israel Government Bond-Shahar 3.50% 9/30/13	ILS	22,766,000	6,058,879
4.00% 3/30/12	ILS	1,955,000	515,020
5.00% 3/31/13	ILS	1,370,000	369,797
≠Israel Treasury Bills-Makam 2.35% 1/4/12	ILS	3,095,000	812,193
3.095% 2/1/12	ILS	2,045,000	535,632
3.201% 4/4/12	ILS	3,640,000	949,387
3.208% 2/29/12	ILS	565,000	147,690
3.408% 5/2/12	ILS	10,030,000	2,610,502

			11,999,100

Japan–14.72%
Development Bank of Japan 1.60% 6/20/14	JPY	240,000,000	3,204,764
2.30% 3/19/26	JPY	70,000,000	1,000,802
Japan Finance Organization for Municipalities 1.55% 2/21/12	JPY	190,000,000	2,472,081
Japan Government 10 Yr Bonds 0.50% 6/20/13	JPY	850,000,000	11,105,190
1.00% 9/20/21	JPY	740,000,000	9,646,260
1.40% 9/20/13	JPY	800,000,000	10,620,374
1.50% 9/20/18	JPY	970,000,000	13,405,651
1.70% 3/20/17	JPY	282,000,000	3,914,234

LVIP Global Income Fund–6

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Japan (continued)
Japan Government 20 Yr Bonds 1.90% 3/22/21	JPY	800,000,000	$11,317,485
2.00% 9/20/25	JPY	385,500,000	5,405,175
2.10% 9/20/24	JPY	550,000,000	7,851,614
Japan Government 30 Yr Bond 2.40% 12/20/34	JPY	40,000,000	578,652

			80,522,282

Malaysia–5.40%
≠Bank Negara Malaysia Monetary Notes
2.739% 3/8/12	MYR	1,230,000	385,993
2.74% 1/3/12	MYR	300,000	94,637
2.748% 5/29/12	MYR	200,000	62,346
2.75% 4/24/12	MYR	30,000	9,379
2.758% 5/17/12	MYR	1,395,000	435,291
2.78% 1/10/12	MYR	4,120,000	1,299,145
2.78% 1/19/12	MYR	4,450,000	1,402,156
2.78% 6/14/12	MYR	70,000	21,794
2.800% 1/26/12	MYR	140,000	44,087
2.800% 3/1/12	MYR	15,000	4,710
2.822% 1/31/12	MYR	1,190,000	374,585
2.826% 2/16/12	MYR	3,460,000	1,087,778
2.827% 2/21/12	MYR	5,605,000	1,756,000
2.870% 4/12/12	MYR	35,000	10,953
2.900% 4/19/12	MYR	600,000	187,654
≠Malaysia Treasury Bills
2.75% 2/24/12	MYR	10,000	3,142
2.780% 4/13/12	MYR	40,000	12,516
Malaysian Government
2.509% 8/27/12	MYR	22,810,000	7,176,580
2.711% 2/14/12	MYR	95,000	29,959
3.21% 5/31/13	MYR	8,650,000	2,739,894
3.461% 7/31/13	MYR	1,730,000	550,271
3.70% 5/15/13	MYR	460,000	146,638
3.702% 2/25/13	MYR	13,839,000	4,404,862
3.718% 6/15/12	MYR	23,014,000	7,284,861

			29,525,231

Mexico–4.23%
Mexican Bonos 6.50% 6/10/21	MXN	66,500,000	4,782,332
7.00% 6/19/14	MXN	5,990,000	450,928
7.50% 6/21/12	MXN	910,000	66,244
7.75% 12/14/17	MXN	24,000,000	1,888,927
8.00% 12/19/13	MXN	76,176,000	5,779,588
8.50% 12/13/18	MXN	63,000,000	5,182,201
9.00% 12/20/12	MXN	8,370,000	624,820
9.00% 6/20/13	MXN	42,910,000	3,259,170
9.50% 12/18/14	MXN	13,580,000	1,090,121

			23,124,331

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Netherlands–1.31%
Netherlands Government 7.50% 1/15/23	EUR	3,700,000	$7,171,327

			7,171,327

Norway–2.33%
Eksportfinans 1.60% 3/20/14	JPY	485,000,000	5,462,338
≠Norway Treasury Bills 1.139% 3/21/12	NOK	43,570,000	7,266,341

			12,728,679

Peru–0.03%
Peru Government 7.84% 8/12/20	PEN	427,000	180,950

			180,950

Philippines–1.28%
Philippine Government Bonds 5.25% 9/24/12	PHP	11,190,000	261,777
5.25% 1/7/13	PHP	14,700,000	346,610
5.75% 2/21/12	PHP	28,380,000	650,810
6.25% 1/27/14	PHP	161,100,000	3,951,903
8.75% 3/3/13	PHP	38,480,000	946,145
≠Philippine Treasury Bills
0.785% 9/5/12	PHP	1,720,000	38,803
1.196% 8/22/12	PHP	6,810,000	152,928
1.98% 1/11/12	PHP	4,580,000	104,435
2.188% 3/21/12	PHP	2,500,000	56,839
2.287% 3/7/12	PHP	7,570,000	172,161
2.386% 7/11/12	PHP	820,000	18,555
2.465% 2/22/12	PHP	3,350,000	76,244
2.583% 2/8/12	PHP	9,570,000	217,934

			6,995,144

Poland–7.05%
Poland Government Bonds ^0.161% 10/25/12	PLN	6,540,000	1,828,511
^0.276% 1/25/13	PLN	22,264,000	6,155,707
^4.425% 1/25/12	PLN	510,000	147,640
^4.646% 7/25/12	PLN	1,355,000	383,214
^4.655% 7/25/13	PLN	6,695,000	1,808,698
4.75% 4/25/12	PLN	9,236,000	2,679,524
5.00% 10/24/13	PLN	1,750,000	509,573
5.25% 4/25/13	PLN	12,125,000	3,540,378
5.25% 10/25/17	PLN	14,000,000	4,015,974
5.25% 10/25/20	PLN	35,500,000	9,879,943
5.50% 10/25/19	PLN	17,850,000	5,120,419
5.75% 4/25/14	PLN	4,600,000	1,358,519
6.25% 10/24/15	PLN	1,300,000	391,356
Republic of Poland 6.375% 7/15/19		680,000	754,800

			38,574,256

LVIP Global Income Fund–7

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Qatar–0.05%
#Qatar Government International Bond 144A 6.55% 4/9/19		240,000	$284,400

			284,400

Republic of Iraq–0.05%
#Republic of Iraq 144A 5.80% 1/15/28		320,000	264,000

			264,000

Republic of Korea–6.84%
Korea Treasury Bonds
3.00% 12/10/13	KRW	17,671,430,000	15,164,062
3.75% 6/10/13	KRW	7,864,150,000	6,822,168
4.00% 6/10/12	KRW	6,599,000,000	5,708,970
4.25% 12/10/12	KRW	8,122,000,000	7,063,622
5.25% 3/10/13	KRW	3,021,000,000	2,662,863

			37,421,685

Republic of Lithuania–0.64%
#Lithuania Government International Bonds 144A 6.125% 3/9/21		1,640,000	1,640,000
6.75% 1/15/15		660,000	689,700
7.375% 2/11/20		1,060,000	1,150,100

			3,479,800

Republic of Vietnam–0.14%
#Republic of Vietnam 144A 6.75% 1/29/20		760,000	769,500

			769,500

Russia–0.48%
Russian-Eurobond
7.50% 3/31/30		321,475	374,117
#144A 7.50% 3/31/30		1,945,550	2,264,133

			2,638,250

Singapore–1.27%
Singapore Government Bonds
1.625% 4/1/13	SGD	3,220,000	2,522,331
2.50% 10/1/12	SGD	520,000	407,289
2.625% 4/1/12	SGD	3,500,000	2,712,262
3.50% 7/1/12	SGD	190,000	148,771
≠Singapore Treasury Bills 0.079% 5/2/12	SGD	560,000	431,205
0.189% 11/1/12	SGD	950,000	730,547

			6,952,405

Slovakia–0.43%
Slovakia Government 4.90% 2/11/14	EUR	1,749,324	2,337,894

			2,337,894

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Slovenia–0.72%
Republic of Slovenia 4.375% 2/6/19	EUR	3,400,000	$3,936,842

			3,936,842

South Africa–0.33%
South Africa Government International Bonds
4.50% 4/5/16	EUR	150,000	200,197
5.25% 5/16/13	EUR	130,000	173,866
5.50% 3/9/20		560,000	630,000
6.875% 5/27/19		660,000	798,599

			1,802,662

Sweden–4.16%
Kommuninvest I Sverige 1.75% 10/8/12	SEK	2,480,000	360,121
Sweden Government 1.50% 8/30/13	SEK	17,180,000	2,498,995
5.50% 10/8/12	SEK	132,585,000	19,912,246

			22,771,362

Ukraine–0.70%
#Financing of Infrastrucural Projects State Enterprise 144A 7.40% 4/20/18		200,000	157,500
#Ukraine Government 144A 4.95% 10/13/15	EUR	100,000	106,772
6.25% 6/17/16		200,000	176,500
7.65% 6/11/13		100,000	96,500
7.75% 9/23/20		2,100,000	1,827,000
7.95% 2/23/21		1,650,000	1,456,125

			3,820,397

United Arab Emirates–0.08%
#Abu Dhabi Government 144A 6.75% 4/8/19		350,000	429,625

			429,625

United Kingdom–1.10%
United Kingdom Gilt 5.00% 3/7/12	GBP	1,708,000	2,674,697
5.25% 6/7/12	GBP	2,109,000	3,345,127

			6,019,824

Venezuela–0.06%
Venezuela Government International Bond 10.75% 9/19/13		300,000	304,500

			304,500

Total Sovereign Bonds (Cost $431,623,998)			421,599,494

LVIP Global Income Fund–8

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

Supranational Banks–5.89%
Asian Development Bank 2.35% 6/21/27	JPY	400,000,000	$5,801,824
Corporation Andina de Fomento 8.125% 6/4/19		145,000	178,829
European Investment Bank 1.40% 6/20/17	JPY	969,000,000	12,736,533
5.375% 7/16/12	NOK	3,000,000	508,389
Nordic Investment Bank 1.70% 4/27/17	JPY	940,000,000	13,014,762

Total Supranational Banks (Cost $28,817,303)			32,240,337

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–5.30%
≠Discount Note–0.13%
Federal Home Loan Bank 0.001% 1/3/12	710,000	$710,000

		710,000

	Number of Shares
Money Market Mutual Fund–5.17%
Dreyfus Treasury & Agency Cash Management Fund	28,297,457	28,297,457

		28,297,457

Total Short-Term Investments (Cost $29,007,457)		29,007,457

LVIP Global Income Fund–9

TOTAL VALUE OF SECURITIES–96.77% (Cost $533,339,503)	529,297,332
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.23%	17,650,690

NET ASSETS APPLICABLE TO 48,818,264 SHARES OUTSTANDING–100.00%	$546,948,022

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($135,790,611 / 12,131,614 Shares)	$11.193

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($411,157,411 / 36,686,650 Shares)	$11.207

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$552,134,424
Distributions in excess of net investment income	(3,846,633)
Accumulated net realized gain on investments	1,340,210
Net unrealized depreciation of investments and foreign currencies	(2,679,979)

Total net assets	$546,948,022

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

r	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

≠	The rate shown is the effective yield at the time of purchase.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $11,311,855, which represented 2.07% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2011:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CLP	46,970,000	USD	(88,598)	12/6/12	$2,661
BAML	JPY	(32,332,000)	USD	417,093	6/26/12	(4,716)
BCLY	AUD	161,000	JPY	(12,767,300)	2/9/12	(2,147)
BCLY	CLP	64,000,000	USD	(129,870)	2/13/12	(6,336)
BCLY	CLP	115,300,000	USD	(234,875)	2/29/12	(12,083)
BCLY	CLP	57,700,000	USD	(117,372)	3/1/12	(5,874)
BCLY	EUR	(2,359,818)	SEK	21,800,000	11/16/12	69,231
BCLY	EUR	(108,000)	USD	146,448	2/10/12	6,630
BCLY	EUR	(60,000)	USD	88,204	5/7/12	10,438

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	EUR	(268,000)	USD	375,495	7/19/12	$27,701
BCLY	EUR	(59,984)	USD	85,417	7/31/12	7,555
BCLY	EUR	(48,730)	USD	69,060	8/1/12	5,805
BCLY	EUR	(48,862)	USD	69,663	8/2/12	6,235
BCLY	EUR	(258,114)	USD	366,677	8/6/12	31,592
BCLY	EUR	(1,959,000)	USD	2,814,798	8/20/12	270,898
BCLY	EUR	(94,089)	USD	135,300	8/23/12	13,111
BCLY	EUR	(156,915)	USD	225,110	8/24/12	21,329
BCLY	EUR	(263,450)	USD	379,212	8/27/12	37,056
BCLY	EUR	(97,013)	USD	136,216	9/10/12	10,185
BCLY	EUR	(94,794)	USD	132,522	9/12/12	9,368
BCLY	EUR	(270,158)	USD	369,529	9/14/12	18,534
BCLY	EUR	(63,718)	USD	88,326	9/19/12	5,534
BCLY	EUR	(153,728)	USD	209,150	9/24/12	9,383
BCLY	EUR	(174,440)	USD	240,483	11/5/12	13,674
BCLY	EUR	(110,916)	USD	152,526	11/8/12	8,312
BCLY	EUR	(71,749)	USD	98,590	10/24/12	5,298
BCLY	EUR	(545,488)	USD	756,810	10/25/12	47,517
BCLY	EUR	(767,000)	USD	1,062,134	10/26/12	64,790
BCLY	EUR	(81,717)	USD	111,491	11/15/12	5,220
BCLY	EUR	(22,847)	USD	31,320	11/19/12	1,605
BCLY	EUR	(81,085)	USD	110,032	11/21/12	4,569
BCLY	EUR	(292,994)	USD	397,681	11/23/12	16,596
BCLY	EUR	(395,000)	USD	531,947	12/1/12	17,949
BCLY	GBP	70,139	USD	(111,130)	1/24/12	(2,213)
BCLY	GBP	46,757	USD	(73,541)	1/27/12	(934)
BCLY	GBP	3,813	USD	(6,012)	2/1/12	(91)
BCLY	GBP	227,151	USD	(361,938)	2/14/12	(9,270)
BCLY	GBP	534,003	USD	(848,232)	3/30/12	(19,539)
BCLY	JPY	(30,700,000)	USD	371,221	1/10/12	(27,755)
BCLY	JPY	(35,290,000)	USD	427,240	1/13/12	(31,410)
BCLY	JPY	(49,760,000)	USD	604,911	1/26/12	(41,929)
BCLY	JPY	(47,109,000)	USD	608,329	6/29/12	(6,315)
BCLY	JPY	(11,394,000)	USD	149,665	8/22/12	775
BCLY	JPY	(34,125,000)	USD	447,453	8/27/12	1,464
BCLY	JPY	(26,900,000)	USD	353,018	8/30/12	1,425
BCLY	JPY	(24,430,094)	USD	315,207	9/18/12	(4,278)
BCLY	JPY	(5,297,000)	USD	68,667	11/13/12	(672)
BCLY	JPY	(12,889,000)	USD	167,173	11/14/12	(1,548)
BCLY	JPY	(37,115,000)	USD	487,073	11/19/12	1,007
BCLY	JPY	(41,691,000)	USD	547,845	11/21/12	1,834
BCLY	SGD	135,752	USD	(106,567)	2/9/12	(1,923)
BCLY	SGD	394,000	USD	(308,379)	2/17/12	(4,665)
CITI	AUD	161,000	JPY	(12,775,350)	2/9/12	(2,252)
CITI	CLP	509,600,000	USD	(980,000)	11/5/12	9,952
CITI	EUR	(126,500)	USD	171,044	1/27/12	7,297
CITI	EUR	(45,000)	USD	60,791	2/8/12	2,534
CITI	EUR	(114,169)	USD	160,288	8/8/12	12,067
CITI	EUR	(32,800)	USD	46,151	8/9/12	3,567
CITI	EUR	(213,050)	USD	296,602	10/26/12	19,569
CITI	GBP	46,705	USD	(73,807)	1/24/12	(1,279)
CITI	GBP	30,730	USD	(48,608)	2/1/12	(891)
CITI	JPY	(15,350,000)	USD	185,727	1/10/12	(13,761)
CITI	JPY	(24,520,467)	USD	316,132	3/15/12	(2,927)

LVIP Global Income Fund–10

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CITI	JPY	(34,641,000)	USD	431,175	3/19/12	$(19,613)
CITI	JPY	(25,100,000)	USD	305,773	4/20/12	(21,118)
CITI	JPY	(36,565,000)	USD	454,941	5/10/12	(21,512)
CITI	JPY	(11,693,000)	USD	151,076	6/15/12	(1,429)
CITI	JPY	(22,764,000)	USD	299,684	8/23/12	2,209
CITI	JPY	(110,392,769)	USD	1,447,518	10/22/12	2,451
CSFB	EUR	(82,000)	USD	120,212	5/7/12	13,931
CSFB	EUR	(784,000)	USD	1,125,981	8/20/12	107,901
CSFB	EUR	(1,180,000)	USD	1,595,335	9/28/12	61,822
CSFB	GBP	320,228	USD	(508,938)	4/2/12	(12,009)
CSFB	JPY	(170,648,500)	USD	2,090,000	5/29/12	(134,696)
CSFB	JPY	(22,597,000)	USD	296,977	8/23/12	1,685
CSFB	SGD	1,390,000	USD	(1,082,133)	3/26/12	(10,433)
DB	AUD	161,000	JPY	(12,779,858)	2/9/12	(2,310)
DB	AUD	1,520,000	USD	(1,534,136)	9/13/12	(17,385)
DB	AUD	3,974,314	USD	(3,930,000)	11/16/12	18,725
DB	CLP	35,450,000	USD	(69,916)	1/9/12	(1,637)
DB	CLP	49,800,000	USD	(98,217)	1/10/12	(2,295)
DB	CLP	35,800,000	USD	(72,609)	2/7/12	(3,535)
DB	CLP	64,100,000	USD	(130,232)	2/10/12	(6,529)
DB	CLP	63,300,000	USD	(129,078)	2/14/12	(6,887)
DB	CLP	54,420,000	USD	(112,531)	2/21/12	(7,432)
DB	CLP	36,980,000	USD	(76,399)	2/23/12	(4,971)
DB	CLP	45,700,000	USD	(94,414)	2/27/12	(6,119)
DB	CLP	45,700,000	USD	(94,414)	2/29/12	(6,108)
DB	CLP	10,100,000	USD	(20,566)	3/1/12	(1,049)
DB	CLP	10,100,000	USD	(20,566)	3/2/12	(1,048)
DB	CLP	595,612,500	USD	(1,223,777)	5/9/12	(69,893)
DB	CLP	24,670,000	USD	(46,812)	12/6/12	1,120
DB	CLP	376,500,000	USD	(700,856)	1/4/13	30,740
DB	EUR	(579,136)	NOK	4,605,000	2/9/12	19,033
DB	EUR	(703,957)	NOK	5,550,000	5/29/12	10,484
DB	EUR	(523,923)	PLN	2,120,000	1/5/12	(64,117)
DB	EUR	(906,648)	PLN	3,846,000	8/16/12	(82,645)
DB	EUR	(356,992)	PLN	1,518,347	8/22/12	(31,602)
DB	EUR	(232,087)	PLN	989,851	9/6/12	(20,082)
DB	EUR	(316,403)	PLN	1,358,000	9/10/12	(25,065)
DB	EUR	(959,444)	PLN	4,140,000	9/12/12	(69,909)
DB	EUR	(1,133,724)	SEK	10,250,000	9/12/12	4,346
DB	EUR	(1,140,118)	SEK	10,250,000	9/13/12	(4,021)
DB	EUR	(758,000)	USD	1,010,452	1/5/12	29,408
DB	EUR	(630,613)	USD	817,139	1/11/12	933
DB	EUR	(123,000)	USD	163,074	1/18/12	3,867
DB	EUR	(105,000)	USD	141,418	2/9/12	5,485
DB	EUR	(108,000)	USD	146,011	2/14/12	6,187
DB	EUR	(115,000)	USD	154,309	2/17/12	5,419
DB	EUR	(471,000)	USD	641,770	2/27/12	31,907
DB	EUR	(291,430)	USD	398,239	2/29/12	20,879
DB	EUR	(135,300)	USD	184,475	3/1/12	9,279
DB	EUR	(136,000)	USD	185,871	3/5/12	9,761
DB	EUR	(3,150,388)	USD	4,337,134	3/12/12	257,263
DB	EUR	(269,000)	USD	376,495	3/26/12	28,073
DB	EUR	(371,000)	USD	521,162	4/4/12	40,561
DB	EUR	(249,000)	USD	348,511	4/5/12	25,946

LVIP Global Income Fund–11

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	(384,000)	USD	540,826	4/10/12	$43,336
DB	EUR	(7,360,000)	USD	10,503,456	4/16/12	967,325
DB	EUR	(193,000)	USD	272,873	4/23/12	22,781
DB	EUR	(97,000)	USD	141,872	5/7/12	16,150
DB	EUR	(60,000)	USD	86,565	5/9/12	8,796
DB	EUR	(606,438)	USD	857,388	5/11/12	71,330
DB	EUR	(124,000)	USD	173,718	5/18/12	12,972
DB	EUR	(181,000)	USD	252,890	5/21/12	18,242
DB	EUR	(875,000)	USD	1,170,684	5/25/12	36,264
DB	EUR	(80,070)	USD	114,587	6/6/12	10,758
DB	EUR	(207,300)	USD	298,543	6/7/12	29,727
DB	EUR	(952,600)	USD	1,373,929	6/11/12	138,566
DB	EUR	(396,000)	USD	568,141	6/13/12	54,579
DB	EUR	(82,000)	USD	117,167	6/14/12	10,821
DB	EUR	(228,000)	USD	319,437	7/16/12	23,571
DB	EUR	(357,000)	USD	500,760	7/18/12	37,477
DB	EUR	(196,000)	USD	273,391	7/20/12	19,029
DB	EUR	(268,385)	USD	376,955	7/23/12	28,634
DB	EUR	(39,900)	USD	56,764	7/25/12	4,978
DB	EUR	(9,978)	USD	14,203	7/27/12	1,252
DB	EUR	(703,800)	USD	995,273	8/6/12	81,595
DB	EUR	(685,800)	USD	965,092	8/8/12	74,747
DB	EUR	(519,000)	USD	734,911	8/9/12	61,101
DB	EUR	(203,000)	USD	286,898	8/10/12	23,341
DB	EUR	(385,000)	USD	545,283	8/13/12	45,404
DB	EUR	(784,000)	USD	1,124,232	8/20/12	106,153
DB	EUR	(94,859)	USD	135,800	8/29/12	12,597
DB	EUR	(4,453)	USD	6,440	8/31/12	657
DB	EUR	(51,000)	USD	72,360	9/6/12	6,110
DB	EUR	(112,000)	USD	156,667	9/10/12	11,166
DB	EUR	(51,000)	USD	69,784	9/13/12	3,525
DB	EUR	(809,000)	USD	1,105,529	9/24/12	54,247
DB	EUR	(376,000)	USD	508,687	9/26/12	20,062
DB	EUR	(4,140,000)	USD	5,609,488	9/28/12	229,198
DB	EUR	(1,200,000)	USD	1,585,044	10/9/12	25,195
DB	EUR	(187,000)	USD	258,103	11/5/12	14,963
DB	EUR	(143,000)	USD	197,025	11/7/12	11,084
DB	EUR	(775,000)	USD	1,075,018	10/29/12	67,211
DB	EUR	(416,044)	USD	586,543	10/31/12	45,499
DB	EUR	(24,586)	USD	34,198	11/2/12	2,224
DB	EUR	(2,370,000)	USD	3,238,676	11/16/12	156,304
DB	EUR	(400,000)	USD	538,360	12/3/12	17,972
DB	EUR	(590,000)	USD	789,479	12/13/12	21,737
DB	EUR	(5,337,821)	USD	6,960,519	12/17/12	14,076
DB	GBP	36,894	USD	(58,704)	1/26/12	(1,413)
DB	GBP	266,227	USD	(424,116)	3/29/12	(10,967)
DB	GBP	2,090,000	USD	(3,344,627)	9/12/12	(106,786)
DB	GBP	826,811	USD	(1,310,000)	11/16/12	(29,768)
DB	GBP	69,941	USD	(110,711)	1/24/12	(2,101)
DB	HUF	152,100,000	USD	(693,617)	9/28/12	(85,884)
DB	IDR	764,000,000	USD	(79,593)	3/26/12	3,931
DB	IDR	817,000,000	USD	(83,602)	9/26/12	4,002
DB	INR	198,968,000	USD	(4,180,000)	5/29/12	(524,691)
DB	INR	3,790,000	USD	(80,215)	8/24/12	(11,313)

LVIP Global Income Fund–12

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	INR	2,680,000	USD	(56,470)	9/6/12	$(7,813)
DB	INR	7,442,000	USD	(144,073)	10/29/12	(9,692)
DB	INR	15,716,000	USD	(305,522)	10/31/12	(21,796)
DB	INR	71,318,400	USD	(1,360,000)	11/19/12	(73,257)
DB	JPY	(28,991,000)	USD	374,126	1/4/12	(2,606)
DB	JPY	(15,400,000)	USD	186,258	1/12/12	(13,886)
DB	JPY	(41,390,576)	USD	504,106	1/26/12	(33,939)
DB	JPY	(5,937,630)	USD	72,278	2/15/12	(4,935)
DB	JPY	(24,447,000)	USD	304,094	5/11/12	(14,466)
DB	JPY	(13,955,000)	USD	182,655	8/20/12	309
DB	JPY	(11,408,000)	USD	149,831	8/22/12	758
DB	JPY	(11,260,000)	USD	148,477	8/23/12	1,334
DB	JPY	(23,347,000)	USD	307,230	8/27/12	2,101
DB	JPY	(29,985,000)	USD	392,664	11/16/12	(4)
DB	KRW	1,022,000,000	USD	(874,923)	6/27/12	(1,232)
DB	MYR	347,000	USD	(109,295)	3/26/12	(305)
DB	MYR	66,000	USD	(20,681)	9/26/12	(22)
DB	PHP	46,600,000	USD	(1,059,019)	1/10/12	3,404
DB	PHP	2,265,000	USD	(50,836)	1/18/12	784
DB	PHP	1,417,000	USD	(31,907)	1/19/12	385
DB	PHP	17,056,000	USD	(395,630)	1/31/12	(7,152)
DB	PHP	7,500,000	USD	(168,763)	2/3/12	2,034
DB	PHP	5,895,000	USD	(132,487)	9/24/12	435
DB	PHP	6,490,000	USD	(149,024)	10/4/12	(2,710)
DB	PHP	7,760,000	USD	(178,186)	10/5/12	(3,243)
DB	PHP	6,370,000	USD	(146,353)	10/9/12	(2,755)
DB	PHP	5,097,000	USD	(117,092)	10/11/12	(2,195)
DB	PHP	1,518,000	USD	(34,777)	10/12/12	(558)
DB	PHP	1,434,000	USD	(32,837)	10/19/12	(516)
DB	PHP	5,734,000	USD	(131,333)	10/22/12	(2,100)
DB	PHP	10,300,000	USD	(238,205)	11/14/12	(6,102)
DB	PLN	4,423,066	USD	(1,541,030)	7/31/12	(281,102)
DB	SGD	484,000	USD	(379,001)	2/7/12	(5,912)
DB	SGD	963,000	USD	(757,215)	2/8/12	(14,890)
DB	SGD	592,000	USD	(463,053)	2/17/12	(6,712)
DB	SGD	800,000	USD	(625,846)	2/24/12	(9,169)
DB	SGD	499,000	USD	(391,342)	2/27/12	(6,689)
DB	SGD	499,000	USD	(390,845)	2/29/12	(6,190)
DB	SGD	731,900	USD	(573,738)	3/19/12	(9,468)
DB	SGD	788,000	USD	(614,713)	3/21/12	(7,182)
DB	SGD	1,296,568	USD	(1,040,000)	5/29/12	(39,569)
DB	SGD	1,680,992	USD	(1,310,000)	11/19/12	(9,838)
HSBC	EUR	(94,000)	USD	129,908	3/8/12	8,180
HSBC	EUR	(461,000)	USD	647,714	4/10/12	50,468
HSBC	EUR	(375,000)	USD	537,405	4/16/12	51,529
HSBC	EUR	(520,000)	USD	698,558	9/28/12	22,772
HSBC	IDR	1,992,000,000	USD	(212,821)	9/21/12	898
HSBC	INR	15,600,000	USD	(323,786)	2/6/12	(31,917)
HSBC	INR	6,800,000	USD	(141,284)	2/7/12	(14,083)
HSBC	INR	11,200,000	USD	(232,897)	2/8/12	(23,427)
HSBC	INR	90,817,000	USD	(1,908,722)	5/10/12	(235,360)
HSBC	INR	40,597,250	USD	(860,142)	8/24/12	(122,093)
HSBC	INR	7,616,000	USD	(147,670)	10/29/12	(10,148)
HSBC	INR	11,346,000	USD	(220,525)	10/31/12	(15,692)

LVIP Global Income Fund–13

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC	JPY	(15,410,000)	USD	186,754	1/12/12	$(13,520)
HSBC	JPY	(35,560,000)	USD	430,837	1/13/12	(31,321)
HSBC	JPY	(53,562,442)	USD	653,519	1/27/12	(42,761)
HSBC	JPY	(19,870,000)	USD	242,731	2/10/12	(15,633)
HSBC	JPY	(36,590,000)	USD	441,562	2/22/12	(34,316)
HSBC	JPY	(53,500,000)	USD	658,462	3/1/12	(37,453)
HSBC	JPY	(51,004,000)	USD	669,225	8/20/12	2,773
HSBC	JPY	(39,672,000)	USD	520,459	8/27/12	1,975
HSBC	JPY	(7,824,000)	USD	102,502	11/19/12	40
HSBC	KRW	1,025,000,000	USD	(867,938)	9/26/12	6,881
HSBC	MXN	40,878,200	USD	(3,178,833)	9/4/12	(310,882)
HSBC	MYR	165,000	USD	(51,948)	3/26/12	(123)
HSBC	MYR	249,000	USD	(78,130)	9/26/12	(191)
HSBC	PHP	2,230,000	USD	(50,701)	1/17/12	124
HSBC	PHP	3,971,000	USD	(89,146)	1/18/12	1,355
HSBC	PHP	5,502,000	USD	(122,185)	1/26/12	3,162
HSBC	PHP	4,700,000	USD	(105,683)	2/3/12	1,350
HSBC	PHP	4,000,000	USD	(90,395)	2/6/12	682
HSBC	PHP	12,500,000	USD	(285,950)	9/28/12	(4,114)
HSBC	PHP	10,000,000	USD	(227,816)	10/3/12	(2,367)
HSBC	PHP	5,206,000	USD	(118,101)	10/4/12	(734)
HSBC	PHP	7,762,000	USD	(174,974)	10/5/12	15
HSBC	PHP	7,657,000	USD	(176,059)	10/11/12	(3,455)
HSBC	PHP	2,531,000	USD	(58,004)	10/15/12	(954)
HSBC	PHP	5,502,000	USD	(127,594)	10/19/12	(3,584)
HSBC	SGD	484,000	USD	(379,049)	2/7/12	(5,959)
HSBC	SGD	485,100	USD	(380,930)	2/13/12	(6,992)
HSBC	SGD	349,300	USD	(274,290)	2/14/12	(5,033)
HSBC	SGD	592,000	USD	(463,068)	2/17/12	(6,727)
HSBC	SGD	837,000	USD	(655,977)	3/19/12	(10,679)
HSBC	SGD	630,000	USD	(492,015)	3/21/12	(6,299)
JPMC	CLP	61,100,000	USD	(125,430)	2/21/12	(7,429)
JPMC	CLP	103,600,000	USD	(215,049)	2/22/12	(14,957)
JPMC	CLP	66,100,000	USD	(136,148)	2/28/12	(8,431)
JPMC	CLP	61,600,000	USD	(123,633)	3/21/12	(4,475)
JPMC	CLP	3,644,767,200	USD	(7,580,000)	9/12/12	(503,774)
JPMC	EUR	(107,000)	USD	143,123	2/16/12	4,591
JPMC	GBP	9,285	USD	(14,772)	1/27/12	(354)
JPMC	GBP	18,445	USD	(29,030)	1/30/12	(389)
JPMC	IDR	2,642,000,000	USD	(291,773)	3/19/12	(2,756)
JPMC	IDR	382,000,000	USD	(39,792)	3/26/12	1,970
JPMC	IDR	1,733,000,000	USD	(182,421)	9/17/12	3,596
JPMC	IDR	2,265,000,000	USD	(243,156)	9/19/12	(91)
JPMC	IDR	2,944,000,000	USD	(319,133)	9/20/12	(3,239)
JPMC	IDR	3,990,000,000	USD	(425,600)	9/21/12	2,481
JPMC	IDR	2,037,000,000	USD	(212,742)	9/24/12	5,729
JPMC	IDR	548,000,000	USD	(55,776)	9/26/12	2,984
JPMC	IDR	376,000,000	USD	(38,883)	12/17/12	1,109
JPMC	INR	5,400,000	USD	(111,987)	2/6/12	(10,955)
JPMC	INR	998,000	USD	(21,476)	7/19/12	(3,266)
JPMC	INR	47,060,000	USD	(862,221)	11/29/12	(13,933)
JPMC	JPY	(6,970,000)	USD	84,917	2/15/12	(5,721)
JPMC	JPY	(4,060,000)	USD	49,081	2/16/12	(3,716)
JPMC	JPY	(36,600,000)	USD	441,469	2/23/12	(34,548)

LVIP Global Income Fund–14

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	JPY	(53,600,000)	USD	659,449	3/1/12	$(37,766)
JPMC	JPY	(11,418,000)	USD	149,362	8/20/12	167
JPMC	JPY	(22,716,000)	USD	297,778	8/24/12	922
JPMC	JPY	(27,309,000)	USD	359,093	8/27/12	2,184
JPMC	JPY	(11,285,000)	USD	147,893	8/31/12	390
JPMC	JPY	(5,819,000)	USD	76,667	9/28/12	547
JPMC	JPY	(14,973,000)	USD	195,969	11/19/12	(115)
JPMC	JPY	(24,468,902)	USD	316,668	12/27/12	(4,040)
JPMC	PHP	13,904,000	USD	(315,821)	1/13/12	1,130
JPMC	PHP	5,656,000	USD	(125,731)	1/19/12	3,166
JPMC	PHP	2,900,000	USD	(65,315)	2/7/12	712
JPMC	PHP	2,050,000	USD	(46,997)	10/9/12	(784)
JPMC	PHP	2,543,000	USD	(58,299)	10/11/12	(975)
JPMC	PHP	3,704,000	USD	(85,642)	10/12/12	(2,147)
JPMC	PHP	7,297,000	USD	(167,379)	10/15/12	(2,900)
JPMC	PHP	2,879,000	USD	(66,291)	10/22/12	(1,404)
JPMC	PHP	2,949,000	USD	(68,516)	10/29/12	(2,059)
JPMC	SGD	1,048,000	USD	(819,454)	3/19/12	(11,482)
MNB	CLP	600,075,000	USD	(1,242,391)	5/9/12	(79,862)
MNB	EUR	(13,789,020)	GBP	12,064,500	1/31/12	883,782
MSC	CLP	60,541,000	USD	(119,578)	1/9/12	(2,974)
MSC	CLP	126,200,000	USD	(248,694)	1/13/12	(5,572)
MSC	CLP	113,510,000	USD	(233,488)	2/14/12	(14,373)
MSC	CLP	205,490,000	USD	(426,771)	2/16/12	(30,048)
MSC	CLP	130,370,000	USD	(268,707)	2/27/12	(16,826)
MSC	CLP	81,300,000	USD	(165,885)	2/28/12	(8,798)
MSC	CLP	42,500,000	USD	(86,417)	3/12/12	(4,245)
MSC	CLP	64,400,000	USD	(132,639)	5/11/12	(7,869)
MSC	CLP	509,384,400	USD	(980,000)	11/16/12	9,534
MSC	EUR	(2,930,005)	NOK	23,200,000	5/29/12	60,245
MSC	EUR	(260,090)	NOK	2,063,900	11/26/12	3,238
MSC	EUR	(331,586)	PLN	1,328,000	5/24/12	(49,931)
MSC	EUR	(267,000)	USD	369,381	3/8/12	23,622
MSC	EUR	(60,000)	USD	88,259	5/7/12	10,493
MSC	EUR	(642,000)	USD	895,670	7/16/12	62,573
MSC	EUR	(146,000)	USD	204,400	7/18/12	14,934
MSC	EUR	(1,139,000)	USD	1,587,253	7/20/12	109,100
MSC	EUR	(392,000)	USD	562,461	8/20/12	53,422
MSC	EUR	(390,000)	USD	529,844	9/28/12	23,005
MSC	GBP	27,865	USD	(43,866)	1/27/12	(596)
MSC	GBP	9,177	USD	(14,528)	1/31/12	(278)
MSC	GBP	35,380	USD	(55,770)	2/1/12	(833)
MSC	GBP	266,192	USD	(424,116)	3/29/12	(11,021)
MSC	JPY	(52,074,000)	USD	637,279	2/10/12	(39,826)
MSC	JPY	(20,800,000)	USD	258,822	3/19/12	(11,851)
MSC	JPY	(328,879,680)	USD	3,940,000	4/16/12	(342,736)
MSC	JPY	(12,000,000)	USD	156,960	8/6/12	223
MSC	JPY	(9,000,000)	USD	118,213	8/22/12	606
MSC	JPY	(256,633,500)	USD	3,321,171	12/17/12	(42,461)
MSC	PHP	2,330,000	USD	(53,935)	10/29/12	(1,428)
MSC	SGD	1,389,200	USD	(1,082,260)	3/26/12	(11,177)
UBS	EUR	(290,960)	NOK	2,305,800	2/8/12	8,284
UBS	EUR	(405,195)	NOK	3,222,800	2/9/12	13,465
UBS	EUR	(218,500)	NOK	1,722,000	11/8/12	1,098

LVIP Global Income Fund–15

LVIP Global Income Fund

Statement of Net Assets (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
UBS	EUR	(387,618)	NOK	3,078,000	11/26/12	$5,178
UBS	EUR	(115,509)	NOK	910,000	12/3/12	308
UBS	EUR	(658,000)	USD	851,732	1/11/12	79
UBS	EUR	(34,000)	USD	46,051	2/8/12	2,035
UBS	EUR	(107,000)	USD	143,184	2/16/12	4,652
UBS	EUR	(115,000)	USD	153,963	2/21/12	5,067
UBS	EUR	(353,000)	USD	488,393	3/8/12	31,266
UBS	EUR	(230,000)	USD	322,955	4/10/12	24,979
UBS	EUR	(566,000)	USD	806,875	4/12/12	73,573
UBS	EUR	(30,000)	USD	43,032	5/9/12	4,148
UBS	EUR	(3,385,000)	USD	4,794,717	5/11/12	407,117
UBS	EUR	(124,000)	USD	173,203	5/21/12	12,450
UBS	EUR	(1,630,646)	USD	2,293,830	5/24/12	179,764
UBS	EUR	(107,800)	USD	154,736	6/7/12	14,946
UBS	EUR	(1,130,000)	USD	1,597,312	6/29/12	131,455
UBS	EUR	(730,000)	USD	1,022,621	7/16/12	75,329
UBS	EUR	(730,000)	USD	1,023,643	7/18/12	76,313
UBS	EUR	(324,000)	USD	461,425	8/22/12	40,671
UBS	EUR	(251,705)	USD	345,012	9/17/12	17,972
UBS	EUR	(170,000)	USD	226,529	10/5/12	5,568
UBS	EUR	(275,000)	USD	365,365	10/9/12	7,900
UBS	EUR	(270,000)	USD	361,800	10/11/12	10,820
UBS	EUR	(1,929,000)	USD	2,685,168	10/29/12	176,704
UBS	JPY	(15,350,000)	USD	185,640	1/10/12	(13,848)
UBS	JPY	(28,070,000)	USD	339,979	1/13/12	(24,835)
UBS	JPY	(43,530,000)	USD	529,530	1/26/12	(36,326)
UBS	JPY	(59,700,000)	USD	734,372	3/1/12	(42,191)
UBS	JPY	(28,080,000)	USD	349,536	3/19/12	(15,873)
UBS	JPY	(60,393,560)	USD	747,695	3/23/12	(38,287)
UBS	JPY	(25,100,000)	USD	305,594	4/20/12	(21,297)
UBS	JPY	(36,547,000)	USD	454,621	5/11/12	(21,609)
UBS	JPY	(22,978,000)	USD	301,232	8/20/12	986
UBS	JPY	(31,894,000)	USD	419,479	8/27/12	2,647
UBS	JPY	(5,370,800)	USD	69,746	11/14/12	(579)
UBS	JPY	(11,961,000)	USD	156,866	11/19/12	226

						$2,199,316

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AGM–Insured by Assured Guaranty Municipal Corporation

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CITI–Citigroup Global Markets

CLP–Chilean Peso

CSFB–Credit Suisse First Boston

DB–Deutsche Bank

EGP–Egyptian Pound

LVIP Global Income Fund–16

LVIP Global Income Fund

Statement of Net Assets (continued)

EUR–European Monetary Unit

GBP–British Pound Sterling

HSBC–Hong Kong Shanghai Bank

HUF–Hungarian Forint

IDR–Indonesian Rupiah

ILS–Israeli Shekel

INR–Indian Rupee

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NOK–Norwegian Krone

O.A.T.–Obligations Assimilabes du Trésor

PEN–Peruvian Sol

PHP–Philippine Peso

PLN–Polish Zloty

SEK–Swedish Krona

SGD–Singapore Dollar

UBS–Union Bank of Switzerland

USD–United States Dollar

Yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–17

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Global Income Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$14,046,430
Foreign tax withheld	(307,667)

13,738,763

EXPENSES:
Management fees	2,844,886
Distribution expenses-Service Class	869,764
Custodian fees	212,420
Accounting and administration expenses	199,542
Reports and statements to shareholders	70,492
Professional fees	38,312
Pricing fees	10,737
Trustees’ fees	10,564
Other	10,115

4,266,832
Less expenses waived/reimbursed	(218,837)

Total operating expenses	4,047,995

NET INVESTMENT INCOME	9,690,768

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	2,072,141
Foreign currencies	5,081,066

Net realized gain	7,153,207
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(18,503,098)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(11,349,891)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,659,123)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,690,768	$6,001,537
Net realized gain on investments and foreign currencies	7,153,207	2,585,972
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(18,503,098)	11,360,898

Net increase (decrease) in net assets resulting from operations	(1,659,123)	19,948,407

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,579,019)	(1,538,385)
Service Class	(15,875,143)	(4,837,310)
Net realized gain on investments:
Standard Class	(133,052)	—
Service Class	(503,735)	—

	(22,090,949)	(6,375,695)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	91,425,870	21,652,731
Service Class	224,462,278	196,139,536
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,712,071	1,538,385
Service Class	16,378,878	4,837,310

	337,979,097	224,167,962

Cost of shares repurchased:
Standard Class	(19,125,981)	(55,815,619)
Service Class	(58,476,754)	(22,290,873)

	(77,602,735)	(78,106,492)

Increase in net assets derived from capital share transactions	260,376,362	146,061,470

NET INCREASE IN NET ASSETS	236,626,290	159,634,182
NET ASSETS:
Beginning of year	310,321,732	150,687,550

End of year (including undistributed (distributions in excess of) net investment income of $(3,846,633) and $2,857,740, respectively)	$546,948,022	$310,321,732

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–18

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class
	Year Ended		5/4/09[1] to
	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.574	$10.817	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.284	0.322	0.205
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.151)	0.721	0.789

Total from investment operations	0.133	1.043	0.994

Less dividends and distributions from:
Net investment income	(0.498)	(0.286)	(0.177)
Net realized gain on investments	(0.016)	—	—

Total dividends and distributions	(0.514)	(0.286)	(0.177)

Net asset value, end of period	$11.193	$11.574	$10.817

Total return[3]	1.09%	9.68%	9.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,791	$64,737	$91,671
Ratio of expenses to average net assets	0.73%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.80%	0.84%
Ratio of net investment income to average net assets	2.41%	2.87%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.82%	2.79%
Portfolio turnover	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–19

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class
	Year Ended		5/4/09[1] to
	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.589	$10.833	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.256	0.299	0.187
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.152)	0.718	0.801

Total from investment operations	0.104	1.017	0.988

Less dividends and distributions from:
Net investment income	(0.470)	(0.261)	(0.155)
Net realized gain on investments	(0.016)	—	—

Total dividends and distributions	(0.486)	(0.261)	(0.155)

Net asset value, end of period	$11.207	$11.589	$10.833

Total return[3]	0.83%	9.42%	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$411,157	$245,585	$59,017
Ratio of expenses to average net assets	0.98%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.05%	1.09%
Ratio of net investment income to average net assets	2.16%	2.62%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.57%	2.54%
Portfolio turnover	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–20

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009–2011), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Global Income Fund–21

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisors, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive 0.05% of its advisory fee for the Fund. The fee waiver will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.75% of the Fund’s average daily net assets.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian at an annual rate of 0.30% of Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin) (Sub-Advisor), is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin at an annual rate of 0.30% of Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $43,767 and $3,265, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$276,685
Distribution fees payable to LFD	85,621

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $355,899,482 and sales of $143,082,767 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $12,233,260 and sales of $13,139,847 of long-term U.S. government securities.

At December 31, 2011, the cost of investments for federal income tax purposes was $533,431,237. At December 31, 2011, net unrealized depreciation was $4,133,905, of which $22,785,466 related to unrealized appreciation of investments and $26,919,371 related to unrealized depreciation of investments.

LVIP Global Income Fund–22

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$25,465,344	$—	$25,465,344
Foreign Debt	—	460,187,878	13,055,481	473,243,359
Municipal Bonds	—	1,581,172	—	1,581,172
Short-Term Investments	28,297,457	710,000	—	29,007,457

Total	$28,297,457	$487,944,394	$13,055,481	$529,297,332

Foreign Currency Exchange Contracts	$—	$2,199,316	$—	$2,199,316

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Debt
Balance as of 12/31/10	$17,071,610
Purchases	9,170,089
Sales	(11,918,044)
Net realized gain	441,125
Net change in unrealized appreciation/depreciation	(1,709,299)

Balance as of 12/31/11	$13,055,481

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(1,300,232)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$21,902,725	$6,375,695
Long-term capital gains	188,224	—

Total	$22,090,949	$6,375,695

LVIP Global Income Fund–23

LVIP Global Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$552,134,424
Undistributed ordinary income	6,473,335
Undistributed long-term capital gains	906,536
Other temporary differences	(5,455,874)
Unrealized depreciation of investments and foreign currencies	(7,110,399)

Net assets	$546,948,022

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$5,059,021	$(5,059,021)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	7,673,601	1,913,550
Service Class	18,991,172	17,296,568
Shares issued upon reinvestment of dividends and distributions:
Standard Class	500,782	134,423
Service Class	1,428,294	422,078

	28,593,849	19,766,619

Shares repurchased:
Standard Class	(1,635,837)	(4,930,003)
Service Class	(4,924,626)	(1,974,615)

	(6,560,463)	(6,904,618)

Net increase	22,033,386	12,862,001

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation on forward currency exchange contracts for the year ended December 31, 2011 was $1,066,875 and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized loss on forward currency exchange contracts for the year ended December 31, 2011 was $1,318,811 and is included in the Statement of Operations under the caption Net realized gain on foreign currencies.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the

LVIP Global Income Fund–24

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$74,425,763	$125,305,844

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the related statement of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Global Income Fund–26

LVIP Global Income Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.85%	99.15%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of the peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Global Income Fund–27

LVIP Global Income Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were approximately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreements with Franklin and Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the sub-advisory agreement. The Board considered the services provided by Franklin, the background of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group of global income funds and the Citigroup ex U.S. World Global Bond Index and noted that the Fund’s one-year performance was above the average of the Lipper performance group and that the Fund had slightly underperformed the benchmark index for the one year period. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

The Board reviewed the sub-advisory fee and noted that the fee was within range of the Lipper contractual sub-adviser fees expense group. The Board noted that Franklin’s fee was lower than the fees charged to similar funds managed by Franklin, and Mondrian’s fee was within range of the effective fee rates charged to other registered funds advised by Mondrian. The Board considered that the sub-advisory fee schedules with Franklin and Mondrian were negotiated with Franklin and Mondrian, unaffiliated third parties. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability for Franklin, the Board considered that the sub-advisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its free. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted that there were no direct benefits identified.

With respect to profitability for Mondrian, the Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, which was negative, and noted, and that the sub-advisory fee was negotiated between LIAC and Mondrian, an unaffiliated party , and that LIAC compensates Mondrian from its fees.

The Board concluded that estimated profitability to Franklin and Mondrian was not unreasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached , the Board determined that the terms of the investment management agreement and the sub-advisory agreements for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreements.

LVIP Global Income Fund–28

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Global Income Fund–29

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund–30

LVIP Janus Capital Appreciation Fund

LVIP Janus Capital Appreciation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Janus Capital Appreciation Fund

LVIP Janus Capital Appreciation Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (5.69%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Growth Index*, returned 2.64%.

The Fund’s underperformance for the year was driven by stock selection within information technology, energy and financials. The Fund’s underweight position in consumer staples also detracted from relative results.

Shares of network equipment provider Cisco Systems Inc. dropped significantly after the company gave lower-than-expected guidance. We sold the position to invest in opportunities that we felt offered more attractive risk/reward.

Enterprise software maker Oracle Corp. fell late in the period after the company reported earnings and software licensing revenue below expectations for its fiscal second quarter and issued a cautious outlook. The business is still growing and taking share, however, and we like its high returns on capital and recurring revenues. While the quarter came in slightly below expectations, it did not alter our multi-year view.

EMC Corp. was weak. We think the company’s product portfolio in storage hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology.

Apple Inc. remained a top position in the Fund largely because of its highly successful line of differentiated mobile computing products as well as its potential to continue to grow market share in personal computers. We think that Steve Jobs left the company in the hands of capable management, and we see Apple continuing to be a dominant player in the smart phone market.

CBS Corp. was a top contributor. The mass media company continues to benefit from the ongoing improvement in advertising and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward.

Philip Morris International rose. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

While macro issues may pressure the markets, they do not heavily influence our outlook or security selection. Much more important to us is identifying companies with long-duration growth drivers, quality management teams and competitive advantages that can help them grow margins and gain market share. While the markets may be volatile, we continue to identify companies with strong businesses and valuations that are likely to provide attractive total returns on a multi-year basis.

Thank you for your investment; we look forward to partnering with you in the years to come.

Jonathan Coleman, CFA

Barney Wilson

Janus Capital Management LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Janus Capital Appreciation Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,067. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $12,936. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–5.69%
Five Years	+0.72%
Ten Years	+1.90%

Service Class Shares
One Year	–5.92%
Five Years	+0.47%
Inception (5/15/03)	+4.50%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Janus Capital Appreciation Fund–1

LVIP Janus Capital Appreciation Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$905.90	0.75%	$3.60
Service Class Shares	1,000.00	904.70	1.00%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Janus Capital Appreciation Fund–2

LVIP Janus Capital Appreciation Fund

Security Type/Sector and Country Allocations and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	93.93%
Aerospace & Defense	2.38%
Air Freight & Logistics	2.40%
Beverages	4.32%
Biotechnology	4.13%
Capital Markets	1.52%
Chemicals	1.65%
Commercial Banks	0.65%
Computers & Peripherals	9.30%
Containers & Packaging	1.53%
Electrical Equipment	1.72%
Electronic Equipment, Instruments & Components	2.96%
Energy Equipment & Services	4.78%
Food & Staples Retailing	1.66%
Food Products	1.39%
Health Care Equipment & Supplies	2.00%
Health Care Providers & Services	2.21%
Hotels, Restaurants & Leisure	0.77%
Household Products	2.06%
Industrial Conglomerates	0.84%
Insurance	1.00%
Internet Catalog & Retail	1.12%
Internet Software & Services	3.27%
IT Services	3.20%
Leisure Equipment & Products	0.53%
Machinery	2.35%
Media	3.51%
Multiline Retail	2.61%
Oil, Gas & Consumable Fuels	6.32%
Pharmaceuticals	4.09%
Professional Services	0.65%
Road & Rail	0.21%
Semiconductors & Semiconductor Equipment	2.85%
Software	6.10%
Specialty Retail	2.27%
Textiles, Apparel & Luxury Goods	2.73%
Tobacco	1.13%
Trading Companies & Distributors	0.59%
Wireless Telecommunication Services	1.13%
Short-Term Investment	5.72%
Total Value of Securities	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

Country	Percentage of Net Assets
Belgium	1.97%
Brazil	0.88%
Canada	1.85%
France	1.18%
Ireland	1.63%
Italy	0.77%
Japan	1.37%
Netherlands	3.11%
South Africa	0.65%
Switzerland	3.41%
Taiwan	1.05%
United Kingdom	2.68%
United States	73.38%
Total	93.93%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	7.07%
Celgene	3.36%
Oracle	3.28%
ebay	3.27%
Precision Castparts	2.38%
Limited Brands	2.27%
EMC	2.23%
Nordstrom	2.05%
Amdocs	2.00%
Anheuser-Busch InBev	1.97%
Total	29.88%

LVIP Janus Capital Appreciation Fund–3

LVIP Janus Capital Appreciation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–93.93%
Aerospace & Defense–2.38%
Precision Castparts	47,035	$7,750,898

		7,750,898

Air Freight & Logistics–2.40%
Expeditors International Washington	63,920	2,618,163
Robinson (C.H.) Worldwide	74,715	5,213,613

		7,831,776

Beverages–4.32%
Anheuser-Busch InBev	104,916	6,423,180
Pernod-Ricard	41,390	3,838,607
SABMiller	108,921	3,834,500

		14,096,287

Biotechnology–4.13%
†Celgene	161,860	10,941,736
†Vertex Pharmaceuticals	75,930	2,521,635

		13,463,371

Capital Markets–1.52%
Schwab (Charles)	86,935	978,888
T. Rowe Price Group	69,895	3,980,520

		4,959,408

Chemicals–1.65%
Praxair	50,265	5,373,329

		5,373,329

Commercial Banks–0.65%
Standard Chartered	97,295	2,129,329

		2,129,329

Computers & Peripherals–9.30%
†Apple	56,920	23,052,600
†EMC	337,940	7,279,228

		30,331,828

Containers & Packaging–1.53%
Ball	140,035	5,000,650

		5,000,650

Electrical Equipment–1.72%
†Sensata Technologies Holding	213,630	5,614,196

		5,614,196

Electronic Equipment, Instruments & Components–2.96%
Amphenol Class A	89,700	4,071,483
TE Connectivity	181,590	5,594,788

		9,666,271

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services–4.78%
Baker Hughes	61,610	$2,996,710
†Dresser-Rand Group	75,840	3,785,174
Halliburton	50,325	1,736,716
Helmerich & Payne	45,310	2,644,292
National Oilwell Varco	25,400	1,726,946
Schlumberger	39,320	2,685,949

		15,575,787

Food & Staples Retailing–1.66%
Costco Wholesale	65,010	5,416,633

		5,416,633

Food Products–1.39%
Unilever CVA	131,609	4,525,625

		4,525,625

Health Care Equipment & Supplies–2.00%
Covidien	117,950	5,308,930
†Varian Medical Systems	18,265	1,226,129

		6,535,059

Health Care Providers & Services–2.21%
AmerisourceBergen	71,795	2,670,056
†DaVita	9,665	732,704
†Express Scripts	84,805	3,789,935

		7,192,695

Hotels, Restaurants & Leisure–0.77%
McDonald’s	24,935	2,501,729

		2,501,729

Household Products–2.06%
Colgate-Palmolive	54,795	5,062,510
Reckitt Benckiser Group	33,245	1,642,082

		6,704,592

Industrial Conglomerates–0.84%
Tyco International	58,675	2,740,709

		2,740,709

Insurance–1.00%
Prudential	328,368	3,256,590

		3,256,590

Internet & Catalog Retail–1.12%
†Amazon.com	21,035	3,641,159

		3,641,159

Internet Software & Services–3.27%
†eBay	351,130	10,649,773

		10,649,773

LVIP Janus Capital Appreciation Fund–4

LVIP Janus Capital Appreciation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–3.20%
†Amdocs	229,020	$6,533,940
MasterCard Class A	4,390	1,636,680
†Teradata	46,605	2,260,809

		10,431,429

Leisure Equipment & Products–0.53%
Mattel	62,387	1,731,863

		1,731,863

Machinery–2.35%
Danaher	68,090	3,202,954
FANUC	29,100	4,454,236

		7,657,190

Media–3.51%
CBS Class B	150,795	4,092,576
Disney (Walt)	115,780	4,341,750
Time Warner Cable	47,200	3,000,504

		11,434,830

Multiline Retail–2.61%
Nordstrom	134,200	6,671,082
Penney (J.C.)	52,535	1,846,605

		8,517,687

Oil, Gas & Consumable Fuels–6.32%
Apache	40,495	3,668,037
Canadian Natural Resources	68,395	2,555,921
EOG Resources	52,025	5,124,983
Kinder Morgan	57,685	1,855,726
Occidental Petroleum	48,360	4,531,332
†OGX Petroleo e Gas Participacoes	222,900	1,629,400
Petroleo Brasileiro ADR	49,535	1,230,945

		20,596,344

Pharmaceuticals–4.09%
†Endo Pharmaceuticals Holdings	87,155	3,009,462
†Mylan	185,545	3,981,796
Perrigo	29,665	2,886,405
†Valeant Pharmaceuticals International	74,376	3,472,615

		13,350,278

Professional Services–0.65%
†Verisk Analytics Class A	52,564	2,109,393

		2,109,393

Road & Rail–0.21%
Union Pacific	6,465	684,902

		684,902

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–2.85%
†Atmel	257,878	$2,088,812
†ON Semiconductor	485,386	3,747,179
Taiwan Semiconductor Manufacturing	1,374,507	3,440,239

		9,276,230

Software–6.10%
†ANSYS	8,018	459,271
†Autodesk	70,825	2,148,122
Microsoft	230,465	5,982,871
Oracle	417,330	10,704,516
†Zynga Class A	61,745	581,020

		19,875,800

Specialty Retail–2.27%
Limited Brands	183,610	7,408,664

		7,408,664

Textiles, Apparel & Luxury Goods–2.73%
Cie Financiere Richemont	55,284	2,796,426
NIKE Class B	37,275	3,592,192
†Prada	554,300	2,508,645

		8,897,263

Tobacco–1.13%
Philip Morris International	46,990	3,687,775

		3,687,775

Trading Companies & Distributors–0.59%
Fastenal	44,423	1,937,287

		1,937,287

Wireless Telecommunication Services–1.13%
†Crown Castle International	82,530	3,697,344

		3,697,344

Total Common Stock (Cost $266,053,202)		306,251,973

SHORT-TERM INVESTMENT–5.72%
Money Market Mutual Fund–5.72%
Dreyfus Treasury & Agency Cash Management Fund	18,634,307	18,634,307

Total Short-Term Investment (Cost $18,634,307)		18,634,307

LVIP Janus Capital Appreciation Fund–5

LVIP Janus Capital Appreciation Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.65% (Cost $284,687,509)	$324,886,280
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,140,428

NET ASSETS APPLICABLE TO 16,132,108 SHARES OUTSTANDING–100.00%	$326,026,708

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS ($274,479,272 / 13,565,520 Shares)	$20.234

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS ($51,547,436 / 2,566,588 Shares)	$20.084

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$374,364,746
Undistributed net investment income	1,283,782
Accumulated net realized loss on investments	(90,301,383)
Net unrealized appreciation of investments and foreign currencies	40,679,563

Total net assets	$326,026,708

†	Non income producing security.

The	following foreign currency exchange contracts were outstanding at December 31, 2011:[1]

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
CSFB	EUR (530,000)	USD 716,364	1/19/12	$30,345
CSFB	GBP (1,870,000)	USD 2,933,126	1/19/12	29,097
HSBC	EUR 38,776	USD (50,157)	1/3/12	29
HSBC	EUR (2,250,000)	USD 2,936,876	2/2/12	24,220
HSBC	GBP (1,300,000)	USD 2,019,965	2/2/12	1,390
JPMC	EUR (2,785,000)	USD 3,722,171	1/12/12	117,505
JPMC	GBP (835,000)	USD 1,302,909	1/12/12	6,104
RBC	EUR (2,950,000)	USD 4,028,314	1/5/12	210,268
RBC	GBP (1,200,000)	USD 1,912,992	1/5/12	49,198

				$468,156

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CSFB–Credit Suisse First Boston

CVA–Dutch Certificate

EUR–European Monetary Unit

GBP–British Pound Sterling

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

MNB–Mellon National Bank

RBC–Royal Bank of Canada

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–6

LVIP Janus Capital Appreciation Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Janus Capital Appreciation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$5,068,556
Interest	36
Foreign tax withheld	(116,552)

4,952,040

EXPENSES:
Management fees	2,722,832
Accounting and administration expenses	166,272
Distribution expenses-Service Class	147,528
Reports and statements to shareholders	87,992
Custodian fees	34,206
Professional fees	24,774
Trustees' fees	11,567
Pricing fees	1,048
Other	13,882

3,210,101
Less expenses waived/reimbursed	(300,001)

Total operating expenses	2,910,100

NET INVESTMENT INCOME	2,041,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	30,272,704
Foreign currencies	(29,869)

Net realized gain	30,242,835
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(51,625,833)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(21,382,998)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,341,058)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,041,940	$2,102,764
Net realized gain on investments and foreign currencies	30,242,835	12,404,350
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(51,625,833)	25,888,994

Net increase (decrease) in net assets resulting from operations	(19,341,058)	40,396,108

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(644,093)	(2,283,414)
Service Class	—	(316,513)

	(644,093)	(2,599,927)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,575,571	8,249,480
Service Class	13,510,218	19,372,441
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	644,093	2,283,414
Service Class	—	316,513

	19,729,882	30,221,848

Cost of shares repurchased:
Standard Class	(41,716,976)	(42,251,615)
Service Class	(26,118,619)	(16,536,824)

	(67,835,595)	(58,788,439)

Decrease in net assets derived from capital share transactions	(48,105,713)	(28,566,591)

NET INCREASE (DECREASE) IN NET ASSETS	(68,090,864)	9,229,590
NET ASSETS:
Beginning of year	394,117,572	384,887,982

End of year (including undistributed net investment income of $1,283,782 and $479,436, respectively)	$326,026,708	$394,117,572

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–7

LVIP Janus Capital Appreciation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$21.503	$19.449	$14.150	$24.169	$20.116

Income (loss) from investment operations:
Net investment income[1]	0.128	0.118	0.087	0.121	0.095
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.350)	2.086	5.351	(10.000)	4.019

Total from investment operations	(1.222)	2.204	5.438	(9.879)	4.114

Less dividends and distributions from:
Net investment income	(0.047)	(0.150)	(0.139)	(0.140)	(0.061)

Total dividends and distributions	(0.047)	(0.150)	(0.139)	(0.140)	(0.061)

Net asset value, end of period	$20.234	$21.503	$19.449	$14.150	$24.169

Total return[2]	(5.69% )	11.35%	38.53%	(40.82% )	20.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,479	$327,270	$327,324	$264,563	$506,900
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.71%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.84%	0.85%	0.85%	0.82%
Ratio of net investment income to average net assets	0.60%	0.60%	0.55%	0.61%	0.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.52%	0.52%	0.45%	0.47%	0.30%
Portfolio turnover	89%	46%	52%	68%	123%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–8

LVIP Janus Capital Appreciation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$21.348	$19.313	$14.087	$24.036	$20.014

Income (loss) from investment operations:
Net investment income[1]	0.075	0.069	0.047	0.072	0.040
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.339)	2.067	5.319	(9.931)	3.996

Total from investment operations	(1.264)	2.136	5.366	(9.859)	4.036

Less dividends and distributions from:
Net investment income	—	(0.101)	(0.140)	(0.090)	(0.014)

Total dividends and distributions	—	(0.101)	(0.140)	(0.090)	(0.014)

Net asset value, end of period	$20.084	$21.348	$19.313	$14.087	$24.036

Total return[2]	(5.92% )	11.08%	38.17%	(40.97% )	20.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,548	$66,848	$57,564	$26,462	$36,209
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.96%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.09%	1.10%	1.10%	1.07%
Ratio of net investment income to average net assets	0.35%	0.35%	0.30%	0.36%	0.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.27%	0.27%	0.20%	0.22%	0.05%
Portfolio turnover	89%	46%	52%	68%	123%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–9

LVIP Janus Capital Appreciation Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Janus Capital Appreciation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to the Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable

LVIP Janus Capital Appreciation Fund–10

LVIP Janus Capital Appreciation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $36,511 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Janus Capital Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% for the first $250 million of the Fund’s average daily net assets; 0.35% of the next $500 million; 0.30% of the next $750 million and 0.25% of the average daily net assets of the Fund in excess of $1.5 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $36,304 and $3,411, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$182,119
Distribution fees payable to LFD	10,904

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $316,950,613 and sales of $378,905,614 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $285,388,879. At December 31, 2011, net unrealized appreciation was $39,497,401, of which $54,562,006 related to unrealized appreciation of investments and $15,064,605 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Janus Capital Appreciation Fund–11

LVIP Janus Capital Appreciation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$306,251,973	$—	$306,251,973
Short-Term Investment	18,634,307	—	18,634,307

Total	$324,886,280	$—	$324,886,280

Foreign Currency Exchange Contracts	$—	$468,156	$468,156

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Ordinary income	$644,093	$2,599,927

In addition, the Fund declared an ordinary consent dividend of $550,024 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$374,364,746
Undistributed ordinary income	1,751,910
Post-October losses	(5,968,638)
Capital loss carryforwards	(83,631,375)
Unrealized appreciation of investments and foreign currencies	39,510,065

Net assets	$326,026,708

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership interest, passive foreign investment companies and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(593,501)	$29,252	$564,249

LVIP Janus Capital Appreciation Fund–12

LVIP Janus Capital Appreciation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $33,485,306 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $9,970,280 expires in 2016 and $73,661,095 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	264,208	418,304
Service Class	641,186	994,588
Shares issued upon reinvestment of dividends and distributions:
Standard Class	31,239	107,927
Service Class	—	15,066

	936,633	1,535,885

Shares repurchased:
Standard Class	(1,949,937)	(2,136,401)
Service Class	(1,205,931)	(858,840)

	(3,155,868)	(2,995,241)

Net decrease	(2,219,235)	(1,459,356)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation (depreciation) on forward currency exchange contracts for the year ended December 31, 2011 was $383,343 and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized gain (loss) on forward currency exchange contracts for the year ended December 31, 2011 was $(36,660) and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$286,412	$12,128,420

LVIP Janus Capital Appreciation Fund–13

LVIP Janus Capital Appreciation Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Janus Capital Appreciation Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Janus Capital Appreciation Fund

We have audited the accompanying statement of net assets of the LVIP Janus Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Janus Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Janus Capital Appreciation Fund–15

LVIP Janus Capital Appreciation Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Janus Capital Appreciation Fund–16

LVIP Janus Capital Appreciation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Janus

In considering the renewal of the sub-advisory agreement between LIAC and Janus Capital Management LLC (“Janus”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Board considered the services provided by Janus, the portfolio managers and research team, research approach and trading and compliance resources that Janus uses. They also reviewed information provided regarding portfolio manager compensation, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index and noted that the Fund’s performance was below the average of its Lipper performance group for the one year and three year periods and in line with the average for the five year period, and that the Fund had underperformed the benchmark index for all periods. The Board considered LIAC’s comments that the Fund had been underexposed to the growth rally in late 2010 and early 2011 and that a portfolio manager change had been implemented in June, 2011. The Board considered LIAC’s view that it was prudent to give the new portfolio manager time to improve performance and concluded that the services provided by Janus were satisfactory.

The Board considered the sub-advisory fee schedule under the sub-advisory agreement, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Janus and considered Janus’ representation that the fee schedule was in line with its standard pricing terms. The Board noted that the fee was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Janus, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered the information provided by Janus, and that the sub-advisory fee schedule was negotiated between LIAC and Janus, an unaffiliated third party, and that LIAC compensates Janus from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Janus as to any additional benefits it receives and noted that Janus has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Janus and that some Janus funds are available in various Lincoln Life products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Janus Capital Appreciation Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Janus Capital Appreciation Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Janus Capital Appreciation Fund–19

LVIP J.P. Morgan High Yield Fund

LVIP J.P. Morgan High Yield Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP J.P. Morgan High Yield Fund

LVIP J.P. Morgan High Yield Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 2.78% (Standard Class shares with distributions reinvested) for the year ended December 31, 2011, while its benchmark, the Barclays Capital U.S. High Yield 2% Constrained Index®* returned 4.96%.

While the fears of a financial meltdown in Europe or a double-dip recession in the U.S. were quelled in the fourth quarter, policy actions and long-term risks kept investor conviction low. European summits in October and December attempted to bring needed focus to the growing financial crisis. Proposed resolutions included tighter fiscal integration and discipline in the euro area through budget deficit targets and authority for the European Court of Justice to intervene in issues of budget oversight for individual countries. However, skepticism remains as to whether these steps will adequately address Europe’s issues, particularly because the proposals did not include or imply stepped-up direct purchases of sovereign debt by the European Central Bank (ECB). The ECB took near-term steps to ease liquidity, particularly through long-term refinancing operations (LTROs) to European banks, which were met with significant demand, reducing selling pressure in the government bond market, and soothing concerns about the heavy bank funding calendar in 2012. Nevertheless, the ECB’s actions seem to be more of a pain reliever than a cure, as markets appear to be rewarding financial institutions that reduce their peripheral sovereign exposure. The challenges facing Europe’s policymakers remain, including designing a new fiscal architecture for the euro area, implementing painful public-finance adjustments across the region and somehow spurring economic growth.

The year 2011 marked the second-most active one on record for new issues in the high-yield bond market. In all, 510 bonds priced for $246 billion, only second to 2010, when 653 bonds priced for $302 billion. A shift toward a more conservative issuance profile observed as the year progressed persisted into year-end. For instance, volumes placed by cyclical and lower-quality issuers decreased, as did more highly leveraged and opportunistic transactions, resulting in new-issue quality that improved overall as the year progressed.

The Fund trailed the index in basic materials, capital goods, communication, consumer cyclical, consumer non-cyclical, finance and utilities sectors. Alternatively, the Fund outperformed the index in energy, industrial other, technology and transportation sectors.

Our investment strategy continues to be based upon a credit barbell process that is intended to take specific, targeted, credit risk when our analysis indicates a favorable risk/reward opportunity, while building a core of improving credits. We continue to selectively add credit volatility on specific issuers that offer incremental reward for the level of spread risk. As credit fundamentals continue to improve, there has been a natural migration higher in quality as we harvest returns and specific issuers are upgraded.

The year was marred by political and economic headwinds. While the macroeconomic backdrop is far from clear, we believe that high-yield spreads present value at these levels given low underlying default risk. Given the recent intensification of financial pressures in Europe, it is likely that high-yield prices will remain vulnerable over the next three-to-six months to bouts of volatility. We maintain that, moving forward, the heightened volatility, generally caused by the macroeconomic risk, should subside. High-yield returns are historically strong when purchased at a spread above of 800-900 basis points. We continue to anticipate lower levels of both macroeconomic risk and defaults, which set the stage for high-yield to perform relatively well versus other fixed income alternatives through the end of 2012.

William J. Morgan,

Senior Portfolio Manager and Team Leader

J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP J.P. Morgan High Yield Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,981 for the Standard Class shares and $10,937 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High-Yield 2% Constrained Index did over the same period. The same $10,000 investment would have increased to $11,274. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

LVIP J.P. Morgan High Yield Fund–1

LVIP J.P. Morgan High Yield Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+2.78%
Inception (5/3/10)	+5.75%

Service Class Shares
One Year	+2.54%
Inception (5/3/10)	+5.50%

*	The Barclays Capital U.S. High-Yield 2% Constrained Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Bal, a minimum amount outstanding of $150 million, and at least 1 year to maturity.

LVIP J.P. Morgan High Yield Fund–2

LVIP J.P. Morgan High Yield Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$983.20	0.77%	$3.85
Service Class Shares	1,000.00	982.10	1.02%	5.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP J.P. Morgan High Yield Fund–3

LVIP J.P. Morgan High Yield Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Commercial Mortgage-Backed Security	0.34%
Corporate Bonds	82.17%
Aerospace & Defense	1.15%
Airlines	1.46%
Auto Components	0.27%
Automobiles	0.94%
Beverages	0.45%
Building Products	0.76%
Capital Markets	0.02%
Chemicals	1.76%
Commercial Banks	2.75%
Commercial Services & Supplies	2.11%
Communications Equipment	0.73%
Computers & Peripherals	0.50%
Construction & Engineering	0.25%
Construction Materials	0.55%
Consumer Finance	1.30%
Containers & Packaging	3.16%
Diversified Consumer Services	0.56%
Diversified Financial Services	3.24%
Diversified Telecommunication Services	3.58%
Electrical Equipment	0.23%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	1.31%
Food & Staples Retailing	1.91%
Food Products	1.15%
Gas Utilities	0.43%
Health Care Equipment & Supplies	0.13%
Health Care Providers & Services	4.56%
Hotels, Restaurants & Leisure	4.88%
Household Durables	1.11%
Household Products	0.34%
Independent Power Producers & Energy Traders	3.06%
Insurance	1.85%
Internet & Catalog Retail	0.74%
Internet Software & Services	0.38%
IT Services	0.92%
Leisure Equipment & Products	0.18%
Machinery	0.56%
Marine	0.47%
Media	7.49%
Metals & Mining	2.02%
Multiline Retail	0.28%
Oil, Gas & Consumable Fuels	9.77%
Paper & Forest Products	2.74%
Personal Products	0.05%
Pharmaceuticals	1.27%
Real Estate Investment Trusts	1.09%

Security Type/Sector	Percentage of Net Assets
Real Estate Management & Development	0.28%
Road & Rail	1.43%
Semiconductors & Semiconductor Equipment	1.07%
Specialty Retail	1.14%
Tobacco	0.27%
Trading Companies & Distributors	0.58%
Wireless Telecommunication Services	2.88%
Senior Secured Loans	9.79%
Common Stock	0.15%
Preferred Stock	0.50%
Warrants	0.05%
Short-Term Investment	6.05%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

LVIP J.P. Morgan High Yield Fund–4

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets

December 31, 2011

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITY–0.34%
•#Banc of America Large Loan Series 2010-HLTN HLTN 144A 2.035% 11/15/15	$644,844	$582,659

Total Commercial Mortgage-Backed Security (Cost $584,429)		582,659

CORPORATE BONDS–82.17%
Aerospace & Defense–1.15%
#Ducommun 144A 9.75% 7/15/18	150,000	153,000
Esterline Technologies 7.00% 8/1/20	850,000	901,000
Kratos Defense & Security Solutions 10.00% 6/1/17	90,000	92,700
Spirit Aerosystems 6.75% 12/15/20	103,000	108,150
TransDigm 7.75% 12/15/18	600,000	648,000
Triumph Group 8.625% 7/15/18	35,000	38,500

		1,941,350

Airlines–1.46%
¿American Airlines Pass Through Trust Series 2011-2 Class A 8.625% 10/15/21	293,000	298,860
¿Continental Airlines Pass Through Trust
Series 2003-ERJ1 7.875% 7/2/18	56,465	55,054
Series 2004-ERJ1 9.558% 9/1/19	332,216	340,521
Series 2005-ERJ1 9.798% 4/1/21	74,097	75,579
#Delta Air Lines 144A 12.25% 3/15/15	189,000	198,450
¿Northwest Airlines Pass Through Trust Series 2007-1 Class A 7.027% 11/1/19	572,584	583,291
#United Air Lines 144A 9.875% 8/1/13	114,000	117,135
12.00% 11/1/13	105,000	109,988
•¿United Airlines Pass Through Trust Series 2007-1 Class C 2.647% 7/2/14	751,339	698,744

		2,477,622

Auto Components–0.27%
Poindexter (J.B.) 8.75% 3/15/14	450,000	456,632

		456,632

Automobiles–0.94%
#Chrysler Group 144A 8.00% 6/15/19	400,000	368,000
8.25% 6/15/21	200,000	183,000
Ford Motor 7.45% 7/16/31	871,000	1,049,555

		1,600,555

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages–0.45%
Constellation Brands 7.25% 9/1/16	$165,000	$182,119
7.25% 5/15/17	300,000	331,500
Cott Beverages 8.125% 9/1/18	70,000	75,950
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	169,539

		759,108

Building Products–0.76%
#Building Materials Corporation of America 144A 6.75% 5/1/21	350,000	368,375
#Calcipar 144A 6.875% 5/1/18	200,000	181,000
Griffon 7.125% 4/1/18	650,000	646,750
#Nortek 144A 8.50% 4/15/21	110,000	93,500

		1,289,625

Capital Markets–0.02%
Oppenheimer Holdings 8.75% 4/15/18	30,000	27,975

		27,975

Chemicals–1.76%
Celanese US Holdings 6.625% 10/15/18	435,000	464,363
Chemtura 7.875% 9/1/18	365,000	377,775
Lyondell Chemical 11.00% 5/1/18	799,730	877,703
#LyondellBasell Industries 144A 6.00% 11/15/21	280,000	291,900
Momentive Performance Materials 12.50% 6/15/14	142,000	151,230
Omnova Solutions 7.875% 11/1/18	230,000	200,100
PolyOne 7.375% 9/15/20	592,000	612,720

		2,975,791

Commercial Banks–2.75%
Ally Financial 7.50% 9/15/20	650,000	658,938
8.00% 12/31/18	220,000	217,250
8.00% 11/1/31	1,525,000	1,479,249
•BAC Capital Trust XIV 5.63% 12/31/49	296,000	179,820
•Bank of America 8.00% 12/30/49	1,379,000	1,236,235
#BankAmerica Institutional Capital B 144A 7.70% 12/31/26	350,000	312,375
•Wachovia Capital Trust III 5.57% 3/29/49	675,000	567,844

		4,651,711

Commercial Services & Supplies–2.11%
Casella Waste Systems 7.75% 2/15/19	35,000	34,388
Cenveo 8.875% 2/1/18	950,000	833,624
#Deluxe 144A 7.00% 3/15/19	485,000	474,088

LVIP J.P. Morgan High Yield Fund–5

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Donnelley (R.R.)
7.25% 5/15/18	$40,000	$39,000
7.625% 6/15/20	540,000	507,600
FTI Consulting 6.75% 10/1/20	400,000	415,000
#Garda World Security 144A 9.75% 3/15/17	350,000	357,000
Great Lakes Dredge & Dock 7.375% 2/1/19	25,000	24,875
Iron Mountain
7.75% 10/1/19	300,000	318,375
8.375% 8/15/21	250,000	267,500
#Liberty Tire Recycling 144A 11.00% 10/1/16	75,000	75,188
Mobile Mini 7.875% 12/1/20	75,000	75,750
#WCA Waste 144A 7.50% 6/15/19	150,000	151,875

		3,574,263

Communications Equipment–0.73%
Avaya
#144A 7.00% 4/1/19	525,000	511,875
9.75% 11/1/15	200,000	181,000
#Brightstar 144A 9.50% 12/1/16	310,000	317,750
#Goodman Networks 144A 12.125% 7/1/18	125,000	119,688
ViaSat 8.875% 9/15/16	99,000	101,970

		1,232,283

Computers & Peripherals–0.50%
#Seagate HDD Cayman 144A
7.00% 11/1/21	300,000	309,000
7.75% 12/15/18	505,000	539,719

		848,719

Construction & Engineering–0.25%
Dycom Investments 7.125% 1/15/21	100,000	101,500
Tutor Perini 7.625% 11/1/18	335,000	318,250

		419,750

Construction Materials–0.55%
#Cemex Finance 144A 9.50% 12/14/16	320,000	282,400
Vulcan Materials 7.50% 6/15/21	600,000	651,000

		933,400

Consumer Finance–1.30%
Cardtronics 8.25% 9/1/18	250,000	273,125
#CNH Capital 144A 6.25% 11/1/16	125,000	129,375

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Ford Motor Credit
5.875% 8/2/21	$1,250,000	$1,305,146
8.125% 1/15/20	200,000	236,164
Springleaf Finance 6.90% 12/15/17	350,000	253,750

		2,197,560

Containers & Packaging–3.16%
#Ardagh Packaging Finance 144A
7.375% 10/15/17	200,000	203,000
9.125% 10/15/20	1,000,000	995,000
Ball 5.75% 5/15/21	300,000	315,750
Berry Plastics
8.25% 11/15/15	200,000	214,000
9.75% 1/15/21	150,000	150,375
Crown Americas 6.25% 2/1/21	250,000	262,500
Graphic Packaging International 9.50% 6/15/17	154,000	169,400
Owens-Illinois 7.80% 5/15/18	400,000	444,000
#Reynolds Group Issuer 144A
6.875% 2/15/21	100,000	100,000
7.125% 4/15/19	500,000	511,250
7.875% 8/15/19	900,000	945,000
8.25% 2/15/21	100,000	89,000
9.00% 4/15/19	200,000	191,000
9.875% 8/15/19	750,000	731,250
#Viskase 144A 9.875% 1/15/18	22,000	22,385

		5,343,910

Diversified Consumer Services–0.56%
Carriage Services 7.875% 1/15/15	300,000	303,750
Service International
7.00% 5/15/19	230,000	243,225
8.00% 11/15/21	150,000	168,000
#ServiceMaster PIK 144A 10.75% 7/15/15	198,000	205,920
Stewart Enterprises 6.50% 4/15/19	25,000	25,250

		946,145

Diversified Financial Services–3.24%
Aircastle
9.75% 8/1/18	50,000	52,625
#144A 9.75% 8/1/18	80,000	83,800
•#Chukchansi Economic Development Authority 144A 4.159% 11/15/12	250,000	158,750
#CIT Group 144A
6.625% 4/1/18	606,000	630,240
7.00% 5/2/17	1,315,000	1,314,999
•Citigroup Capital XXI 8.30% 12/21/57	440,000	440,550
#CNG Holdings 144A 12.25% 2/15/15	350,000	361,375

LVIP J.P. Morgan High Yield Fund–6

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#DPL 144A
6.50% 10/15/16	$60,000	$64,050
7.25% 10/15/21	55,000	59,538
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	100,000	59,498
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	406,000	276,080
International Lease Finance
6.25% 5/15/19	1,010,000	934,365
8.25% 12/15/20	531,000	537,638
8.625% 1/15/22	400,000	406,643
8.75% 3/15/17	103,000	106,348

		5,486,499

Diversified Telecommunication Services–3.58%
Cincinnati Bell
8.25% 10/15/17	142,000	143,420
8.75% 3/15/18	100,000	93,375
#Clearwire Communications 144A 12.00% 12/1/15	405,000	389,813
Frontier Communications
7.125% 3/15/19	43,000	42,140
8.50% 4/15/20	600,000	617,250
Intelsat Bermuda PIK
11.50% 2/4/17	1,457,641	1,410,267
#144A 11.50% 2/4/17	260,000	251,550
#Intelsat Jackson Holdings 144A 7.50% 4/1/21	400,000	405,500
Level 3 Communications 11.875% 2/1/19	500,000	535,000
#Level 3 Escrow 144A 8.125% 7/1/19	200,000	197,500
PAETEC Holding 8.875% 6/30/17	209,000	226,765
Qwest Communications International 7.125% 4/1/18	350,000	365,750
Telesat Canada 12.50% 11/1/17	236,000	264,910
#UPCB Finance III 144A 6.625% 7/1/20	150,000	148,500
#UPCB Finance V 144A 7.25% 11/15/21	300,000	305,250
Windstream
7.00% 3/15/19	250,000	253,750
7.875% 11/1/17	250,000	271,875
8.125% 9/1/18	135,000	145,294

		6,067,909

Electrical Equipment–0.23%
Belden 7.00% 3/15/17	200,000	200,750
#International Wire Group Holdings 144A 9.75% 4/15/15	188,000	191,809

		392,559

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components–0.06%
Anixter 10.00% 3/15/14	$99,000	$108,405

		108,405

Energy Equipment & Services–1.31%
Cie Generale de Geophysique Veritas 9.50% 5/15/16	275,000	298,375
Key Energy Services 6.75% 3/1/21	640,000	643,200
Ocean Rig UDW 9.50% 4/27/16	200,000	185,500
Oil States International 6.50% 6/1/19	215,000	220,913
#Petroleum Geo-Services 144A 7.375% 12/15/18	400,000	410,000
PHI 8.625% 10/15/18	100,000	100,750
#Pioneer Drilling 144A 9.875% 3/15/18	80,000	84,000
Precision Drilling
#144A 6.50% 12/15/21	60,000	61,500
6.625% 11/15/20	60,000	61,650
Unit 6.625% 5/15/21	160,000	160,800

		2,226,688

Food & Staples Retailing–1.91%
Ingles Markets 8.875% 5/15/17	400,000	435,000
Rite Aid
9.375% 12/15/15	122,000	118,340
9.50% 6/15/17	225,000	206,438
10.25% 10/15/19	1,250,000	1,384,375
SUPERVALU 8.00% 5/1/16	850,000	881,875
Tops Holding 10.125% 10/15/15	193,000	202,650

		3,228,678

Food Products–1.15%
#Bumble Bee Acquisition 144A 9.00% 12/15/17	149,000	151,980
Dean Foods 7.00% 6/1/16	215,000	213,388
Del Monte 7.625% 2/15/19	95,000	91,675
Dole Food 13.875% 3/15/14	85,000	98,600
JBS USA Finance
#144A 7.25% 6/1/21	195,000	182,813
11.625% 5/1/14	129,000	146,576
Michael Foods 9.75% 7/15/18	100,000	105,750
Pilgrim’s Pride 7.875% 12/15/18	115,000	108,675
Pinnacle Foods 9.25% 4/1/15	100,000	103,125
#Simmons Foods 144A 10.50% 11/1/17	300,000	251,250
Smithfield Foods
7.75% 7/1/17	275,000	302,499
10.00% 7/15/14	81,000	94,568
TreeHouse Foods 7.75% 3/1/18	95,000	103,075

		1,953,974

LVIP J.P. Morgan High Yield Fund–7

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities–0.43%
AmeriGas Partners
6.25% 8/20/19	$415,000	$415,000
6.50% 5/20/21	55,000	54,313
Ferrellgas 6.50% 5/1/21	300,000	265,500

		734,813

Health Care Equipment & Supplies–0.13%
LVB Acquisition 10.00% 10/15/17	200,000	217,000

		217,000

Health Care Providers & Services–4.56%
Aviv Healthcare Properties 7.75% 2/15/19	160,000	157,600
Capella Healthcare 9.25% 7/1/17	70,000	71,400
Community Health Systems 8.875% 7/15/15	781,000	808,334
DaVita
6.375% 11/1/18	50,000	51,313
6.625% 11/1/20	200,000	206,500
Emergency Medical Services 8.125% 6/1/19	75,000	75,188
#Fresenius Medical Care US Finance 144A
5.75% 2/15/21	75,000	75,281
6.50% 9/15/18	225,000	236,813
HCA
6.50% 2/15/20	1,250,000	1,299,999
7.50% 2/15/22	750,000	768,749
8.00% 10/1/18	550,000	583,000
Health Management Associates
6.125% 4/15/16	250,000	260,000
#144A 7.375% 1/15/20	115,000	119,888
IASIS Healthcare 8.375% 5/15/19	296,000	259,740
#inVentiv Health 144A 10.00% 8/15/18	825,000	759,000
Kindred Healthcare 8.25% 6/1/19	400,000	338,000
#Multiplan 144A 9.875% 9/1/18	440,000	459,800
Omnicare 7.75% 6/1/20	400,000	431,500
Tenet Healthcare
#144A 6.25% 11/1/18	150,000	153,000
8.00% 8/1/20	279,000	280,744
10.00% 5/1/18	200,000	229,500
Vanguard Health Holding 8.00% 2/1/18	100,000	99,750

		7,725,099

Hotels, Restaurants & Leisure–4.88%
Ameristar Casinos 7.50% 4/15/21	375,000	388,125
Burger King 9.875% 10/15/18	120,000	131,250
Cedar Fair 9.125% 8/1/18	100,000	109,250

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
#CityCenter Holdings 144A
7.625% 1/15/16	$125,000	$128,750
PIK 10.75% 1/15/17	600,347	622,110
#CKE Holdings PIK 144A 10.50% 3/14/16	40,091	38,487
CKE Restaurants 11.375% 7/15/18	234,000	256,230
DineEquity 9.50% 10/30/18	220,000	237,325
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	150,000	142,500
Harrah’s Operating 11.25% 6/1/17	325,000	346,531
Isle of Capri Casinos
7.00% 3/1/14	317,000	297,980
7.75% 3/15/19	450,000	414,000
#Landry’s Holdings 144A 11.50% 6/1/14	45,000	44,325
Landry’s Restaurants 11.625% 12/1/15	296,000	313,020
MCE Finance 10.25% 5/15/18	315,000	340,988
MGM Resorts International
7.625% 1/15/17	988,000	946,009
9.00% 3/15/20	250,000	278,125
Peninsula Gaming
8.375% 8/15/15	200,000	213,000
10.75% 8/15/17	365,000	384,163
Pinnacle Entertainment 8.75% 5/15/20	400,000	394,000
Royal Caribbean Cruises 6.875% 12/1/13	114,000	120,840
•#Seminole Hard Rock Entertainment 144A 3.046% 3/15/14	250,000	235,000
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	237,000	135,090
Speedway Motorsports 6.75% 2/1/19	250,000	253,750
#Sugarhouse HSP Gaming 144A 8.625% 4/15/16	125,000	128,750
Vail Resorts 6.50% 5/1/19	165,000	169,125
Wendy’s/Arby’s Restaurants 10.00% 7/15/16	238,000	262,990
Wynn Las Vegas 7.75% 8/15/20	650,000	724,749
#Yonkers Racing 144A 11.375% 7/15/16	205,000	212,175

		8,268,637

Household Durables–1.11%
#American Standard Americas 144A 10.75% 1/15/16	210,000	126,000
Horton (D.R.)
5.625% 1/15/16	150,000	153,750
6.50% 4/15/16	100,000	104,125
K Hovnanian Enterprises 10.625% 10/15/16	179,000	143,648

LVIP J.P. Morgan High Yield Fund–8

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
Lennar
6.95% 6/1/18	$475,000	$465,499
12.25% 6/1/17	160,000	191,200
M/I Homes 8.625% 11/15/18	125,000	111,250
Standard Pacific
8.375% 5/15/18	222,000	212,010
8.375% 1/15/21	250,000	236,563
10.75% 9/15/16	128,000	135,040

		1,879,085

Household Products–0.34%
Spectrum Brands Holdings
9.50% 6/15/18	400,000	439,500
#144A 9.50% 6/15/18	125,000	137,344

		576,844

Independent Power Producers & Energy Traders–3.06%
#Calpine 144A
7.25% 10/15/17	750,000	791,250
7.50% 2/15/21	545,000	585,875
7.875% 7/31/20	450,000	487,125
‡Dynegy Holdings 7.75% 6/1/19	1,000,000	660,000
Edison Mission Energy 7.00% 5/15/17	480,000	314,400
Energy Future Holdings 5.55% 11/15/14	92,000	65,780
Energy Future Intermediate Holding 10.00% 12/1/20	1,496,000	1,585,760
#NRG Energy 144A 7.625% 5/15/19	700,000	689,500

		5,179,690

Insurance–1.85%
•American International Group 8.175% 5/15/58	830,000	747,000
•#Catlin Insurance 144A 7.249% 12/31/49	396,000	339,570
#CNO Financial Group 144A 9.00% 1/15/18	200,000	212,000
•Hartford Financial Services Group 8.125% 6/15/38	240,000	239,400
#HUB International Holdings 144A 10.25% 6/15/15	200,000	199,500
#Liberty Mutual Group 144A 7.80% 3/15/37	525,000	472,500
•10.75% 6/15/58	613,000	775,445
•XL Group 6.50% 12/31/49	180,000	142,650

		3,128,065

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Internet & Catalog Retail–0.74%
#QVC 144A 7.50% 10/1/19	$1,170,000	$1,260,675

		1,260,675

Internet Software & Services–0.38%
#eAccess 144A 8.25% 4/1/18	450,000	432,000
Equinix 7.00% 7/15/21	205,000	216,788

		648,788

IT Services–0.92%
Fidelity National Information Services
7.625% 7/15/17	50,000	54,375
#144A 7.625% 7/15/17	70,000	75,775
7.875% 7/15/20	50,000	54,250
First Data
#144A 8.25% 1/15/21	281,000	252,900
#144A 8.875% 8/15/20	60,000	60,300
9.875% 9/24/15	8,000	7,560
#144A 12.625% 1/15/21	138,000	120,750
#iGate 144A 9.00% 5/1/16	375,000	389,062
Lender Processing Services 8.125% 7/1/16	170,000	167,875
Sitel 11.50% 4/1/18	238,000	176,715
SunGard Data Systems 10.25% 8/15/15	194,000	202,003

		1,561,565

Leisure Equipment & Products–0.18%
#Eastman Kodak 144A 9.75% 3/1/18	400,000	306,000

		306,000

Machinery–0.56%
#Boart Longyear Management 144A 7.00% 4/1/21	110,000	112,200
Columbus McKinnon 7.875% 2/1/19	110,000	114,813
#Commercial Vehicle Group 144A 7.875% 4/15/19	35,000	33,863
CPM Holdings 10.625% 9/1/14	33,000	35,310
#Huber (J&M) 144A 9.875% 11/1/19	170,000	179,350
RBS Global 11.75% 8/1/16	130,000	137,150
SPX 6.875% 9/1/17	90,000	97,650
Titan International 7.875% 10/1/17	50,000	52,250
TriMas 9.75% 12/15/17	164,000	178,760

		941,346

Marine–0.47%
#ACL I PIK 144A 10.625% 2/15/16	88,777	72,353
#CMA CGM 144A 8.50% 4/15/17	300,000	134,250
Commercial Barge Line 12.50% 7/15/17	136,000	147,220
‡General Maritime 12.00% 11/15/17	131,000	2,948

LVIP J.P. Morgan High Yield Fund–9

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Marine (continued)
Navios Maritime Acquisition 8.625% 11/1/17	$49,000	$35,770
Navios Maritime Holdings 8.875% 11/1/17	240,000	229,799
#Navios South American Logistics 144A 9.25% 4/15/19	70,000	56,350
Ultrapetrol 9.00% 11/24/14	125,000	114,063

		792,753

Media–7.49%
Affinion Group
7.875% 12/15/18	55,000	46,750
11.50% 10/15/15	78,000	68,445
Allbritton Communications 8.00% 5/15/18	350,000	349,125
AMC Entertainment 8.75% 6/1/19	150,000	156,000
Belo 8.00% 11/15/16	250,000	272,500
Cablevision Systems 7.75% 4/15/18	250,000	266,250
8.00% 4/15/20	500,000	538,749
8.625% 9/15/17	86,000	95,675
CCH II 13.50% 11/30/16	271,923	315,431
CCO Holdings
6.50% 4/30/21	150,000	152,625
7.00% 1/15/19	30,000	31,425
7.25% 10/30/17	422,000	446,793
7.375% 6/1/20	190,000	201,400
7.875% 4/30/18	91,000	97,484
8.125% 4/30/20	410,000	451,000
#Cequel Communications Holdings I 144A 8.625% 11/15/17	581,000	618,764
Cinemark USA
7.375% 6/15/21	150,000	154,125
8.625% 6/15/19	220,000	240,350
Clear Channel Communications 9.00% 3/1/21	190,000	161,025
Clear Channel Worldwide Holdings 9.25% 12/15/17	825,000	894,624
CSC Holdings
7.625% 7/15/18	90,000	99,450
8.625% 2/15/19	91,000	105,333
DISH DBS 6.75% 6/1/21	417,000	451,403
7.875% 9/1/19	593,000	673,054
Gannett 7.125% 9/1/18	25,000	24,750
#Insight Communications 144A 9.375% 7/15/18	145,000	166,388
Lamar Media 6.625% 8/15/15	150,000	153,750
7.875% 4/15/18	125,000	133,125
LIN Television 6.50% 5/15/13	137,000	137,514
McClatchy 11.50% 2/15/17	150,000	145,875
Media General 11.75% 2/15/17	250,000	240,000
Mediacom 9.125% 8/15/19	372,000	396,645

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Mediacom Broadband 8.50% 10/15/15	$86,000	$89,010
Nexstar Broadcasting 8.875% 4/15/17	280,000	288,400
Nielsen Finance 7.75% 10/15/18	175,000	189,875
11.50% 5/1/16	24,000	27,600
11.625% 2/1/14	22,000	25,383
#Production Resource Group 144A 8.875% 5/1/19	60,000	55,200
Regal Cinemas 8.625% 7/15/19	220,000	238,700
Regal Entertainment Group 9.125% 8/15/18	100,000	107,750
Sinclair Television Group
8.375% 10/15/18	400,000	415,000
#144A 9.25% 11/1/17	246,000	269,370
#Unitymedia Hessen 144A 8.125% 12/1/17	550,000	583,687
#Univision Communications 144A
6.875% 5/15/19	400,000	388,000
7.875% 11/1/20	400,000	408,000
8.50% 5/15/21	50,000	45,750
Valassis Communications 6.625% 2/1/21	361,000	337,535
Virgin Media
8.375% 10/15/19	200,000	220,500
9.50% 8/15/16	200,000	225,500
WMG Acquisition
9.50% 6/15/16	210,000	228,900
#144A 9.50% 6/15/16	25,000	27,250
#144A 11.50% 10/1/18	75,000	74,813
#XM Satellite Radio 144A 7.625% 11/1/18	150,000	158,250

		12,690,300

Metals & Mining–2.02%
#APERAM 144A 7.75% 4/1/18	225,000	187,875
#Dynacast International 144A 9.25% 7/15/19	100,000	94,500
#FMG Resources August 2006 144A
6.875% 2/1/18	210,000	202,125
7.00% 11/1/15	255,000	258,825
Gibraltar Industries 8.00% 12/1/15	350,000	351,750
•Noranda Aluminum Acquisition PIK 4.659% 5/15/15	309,411	287,752
Novelis
8.375% 12/15/17	150,000	160,125
8.75% 12/15/20	618,000	665,895
Severstal Columbus 10.25% 2/15/18	250,000	263,125
Steel Dynamics 7.625% 3/15/20	407,000	431,420
Taseko Mines 7.75% 4/15/19	125,000	113,438

LVIP J.P. Morgan High Yield Fund–10

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Thompson Creek Metals 7.375% 6/1/18	$115,000	$102,925
United States Steel 7.375% 4/1/20	305,000	298,900

		3,418,655

Multiline Retail–0.28%
#Number Merger 144A 11.00% 12/15/19	125,000	126,875
Sears Holdings 6.625% 10/15/18	450,000	344,250

		471,125

Oil, Gas & Consumable Fuels–9.77%
Alpha Natural Resources 6.25% 6/1/21	420,000	409,500
Alta Mesa Holdings 9.625% 10/15/18	215,000	209,625
Arch Coal
#144A 7.00% 6/15/19	300,000	307,500
7.25% 10/1/20	35,000	35,963
#144A 7.25% 6/15/21	375,000	387,188
8.75% 8/1/16	110,000	120,725
Bill Barrett 7.625% 10/1/19	575,000	603,749
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	205,000	197,825
Chesapeake Energy
6.875% 8/15/18	50,000	53,750
7.25% 12/15/18	33,000	36,630
9.50% 2/15/15	333,000	382,950
#Chesapeake Oilfield Operating 144A 6.625% 11/15/19	125,000	130,625
#Citgo Petroleum 144A 11.50% 7/1/17	150,000	166,500
Comstock Resources
7.75% 4/1/19	425,000	405,875
8.375% 10/15/17	150,000	145,875
Concho Resources
6.50% 1/15/22	155,000	162,750
7.00% 1/15/21	400,000	431,500
Consol Energy
8.00% 4/1/17	36,000	39,600
8.25% 4/1/20	650,000	721,499
Continental Resources
7.125% 4/1/21	120,000	130,800
7.375% 10/1/20	125,000	136,875
Denbury Resources
8.25% 2/15/20	100,000	112,250
9.75% 3/1/16	33,000	36,548
El Paso
6.875% 6/15/14	77,000	84,181
7.00% 6/15/17	74,000	81,448

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Energy XXI Gulf Coast
7.75% 6/15/19	$445,000	$456,125
9.25% 12/15/17	125,000	136,250
Forest Oil 7.25% 6/15/19	300,000	307,500
Genesis Energy 7.875% 12/15/18	275,000	276,375
#Helix Energy Solutions Group 144A 9.50% 1/15/16	112,000	117,040
#Hilcorp Energy I 144A
7.625% 4/15/21	210,000	221,025
8.00% 2/15/20	323,000	347,225
Holly 9.875% 6/15/17	165,000	183,150
Inergy
6.875% 8/1/21	110,000	111,100
7.00% 10/1/18	85,000	86,700
James River Coal 7.875% 4/1/19	35,000	26,600
MarkWest Energy Partners
6.25% 6/15/22	120,000	126,000
6.75% 11/1/20	565,000	594,663
#Murray Energy 144A 10.25% 10/15/15	162,000	161,595
Newfield Exploration
5.75% 1/30/22	400,000	434,000
6.875% 2/1/20	100,000	107,500
7.125% 5/15/18	425,000	455,813
#NFR Energy 144A 9.75% 2/15/17	313,000	283,265
Patriot Coal 8.25% 4/30/18	100,000	96,500
#Peabody Energy 144A
6.00% 11/15/18	195,000	199,875
6.25% 11/15/21	165,000	171,600
Penn Virginia 10.375% 6/15/16	425,000	454,750
Petrohawk Energy 6.25% 6/1/19	300,000	331,500
Pioneer Natural Resources 7.50% 1/15/20	250,000	294,460
QEP Resources 6.875% 3/1/21	610,000	660,324
Range Resources 5.75% 6/1/21	290,000	315,375
6.75% 8/1/20	10,000	11,150
Regency Energy Partners 6.50% 7/15/21	370,000	386,650
#SM Energy 144A
6.50% 11/15/21	150,000	155,250
6.625% 2/15/19	665,000	694,924
Swift Energy
8.875% 1/15/20	483,000	509,565
#144A 7.875% 3/1/22	180,000	178,650
Targa Resources Partners
7.875% 10/15/18	50,000	53,000
#144A 6.875% 2/1/21	485,000	493,488
#Trinidad Drilling 144A 7.875% 1/15/19	415,000	429,525

LVIP J.P. Morgan High Yield Fund–11

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#W&T Offshore 144A 8.50% 6/15/19	$527,000	$548,080
#WPX Energy 144A
5.25% 1/15/17	165,000	166,650
6.00% 1/15/22	415,000	426,931

		16,541,904

Paper & Forest Products–2.74%
#ABI Escrow 144A 10.25% 10/15/18	1,578,000	1,747,635
#Appleton Papers 144A 10.50% 6/15/15	777,000	770,201
Boise Paper Holdings 8.00% 4/1/20	170,000	180,625
Cascades
7.75% 12/15/17	500,000	497,500
7.875% 1/15/20	125,000	121,875
‡NewPage 11.375% 12/31/14	1,006,000	748,213
#Sappi Papier Holding 144A 6.625% 4/15/21	200,000	172,500
Verso Paper Holdings
8.75% 2/1/19	200,000	123,000
11.375% 8/1/16	46,000	19,090
11.50% 7/1/14	250,000	256,250

		4,636,889

Personal Products–0.05%
#American Achievement 144A 10.875% 4/15/16	110,000	85,250

		85,250

Pharmaceuticals–1.27%
Elan Finance 8.75% 10/15/16	800,000	858,000
Endo Pharmaceuticals Holdings
7.00% 7/15/19	120,000	128,400
7.25% 1/15/22	160,000	171,000
#Mylan 144A 7.875% 7/15/20	75,000	83,156
#Valeant Pharmaceuticals International 144A
6.50% 7/15/16	550,000	552,063
6.75% 10/1/17	35,000	35,131
6.875% 12/1/18	75,000	75,188
7.00% 10/1/20	50,000	49,625
7.25% 7/15/22	200,000	195,000

		2,147,563

Real Estate Investment Trusts–1.09%
•Capmark Financial Group
7.00% 9/30/14	383,972	387,332
9.00% 9/30/15	300,000	305,250
CNL Income Properties 7.25% 4/15/19	120,000	111,600
Developers Diversified Realty 7.875% 9/1/20	75,000	83,800

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
DuPont Fabros Technology 8.50% 12/15/17	$300,000	$322,500
First Industrial 6.42% 6/1/14	25,000	24,995
Host Hotels & Resorts
6.00% 11/1/20	300,000	308,250
#144A 6.00% 10/1/21	300,000	308,250

		1,851,977

Real Estate Management & Development–0.28%
CBRE Services
6.625% 10/15/20	35,000	36,050
11.625% 6/15/17	75,000	86,813
Forest City Enterprises 6.50% 2/1/17	250,000	235,000
#Kennedy-Wilson 144A 8.75% 4/1/19	124,000	121,520

		479,383

Road & Rail–1.43%
#Ashtead Capital 144A 9.00% 8/15/16	189,000	197,978
Avis Budget Car Rental
7.75% 5/15/16	110,000	111,375
8.25% 1/15/19	215,000	214,463
9.625% 3/15/18	240,000	249,600
#B-Corp Merger 144A 8.25% 6/1/19	75,000	70,875
Hertz
6.75% 4/15/19	350,000	352,624
7.375% 1/15/21	150,000	153,188
Kansas City Southern de Mexico 6.125% 6/15/21	205,000	212,688
Quality Distribution 9.875% 11/1/18	75,000	77,625
RailAmerica 9.25% 7/1/17	553,000	606,917
RSC Equipment Rental
9.50% 12/1/14	144,000	148,680
10.25% 11/15/19	26,000	28,470

		2,424,483

Semiconductors & Semiconductor Equipment–1.07%
Advanced Micro Devices
7.75% 8/1/20	350,000	361,375
8.125% 12/15/17	75,000	78,188
Amkor Technology
6.625% 6/1/21	165,000	159,638
7.375% 5/1/18	450,000	462,374
Freescale Semiconductor
8.05% 2/1/20	265,000	250,425
10.75% 8/1/20	12,000	12,570
MEMC Electronic Materials 7.75% 4/1/19	215,000	156,413

LVIP J.P. Morgan High Yield Fund–12

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP
9.50% 10/15/15	$207,000	$218,385
#144A 9.75% 8/1/18	100,000	109,500

		1,808,868

Specialty Retail–1.14%
Brown Shoe 7.125% 5/15/19	800,000	762,000
Claire’s Stores 8.875% 3/15/19	750,000	573,750
Gymboree 9.125% 12/1/18	257,000	226,160
J Crew Group 8.125% 3/1/19	75,000	72,000
Radioshack 6.75% 5/15/19	350,000	302,750

		1,936,660

Tobacco–0.27%
Alliance One International 10.00% 7/15/16	386,000	349,330
Vector Group 11.00% 8/15/15	100,000	104,000

		453,330

Trading Companies & Distributors–0.58%
McJunkin Red Man 9.50% 12/15/16	200,000	204,000
United Rentals North America 8.375% 9/15/20	800,000	784,000

		988,000

Wireless Telecommunication Services–2.88%
Cricket Communications
7.75% 5/15/16	250,000	259,375
7.75% 10/15/20	250,000	219,375
#Digicel Group 144A 8.875% 1/15/15	132,000	130,680
MetroPCS Wireless
6.625% 11/15/20	450,000	420,750
7.875% 9/1/18	45,000	45,844
Nextel Communications 7.375% 8/1/15	750,000	690,000
NII Capital
8.875% 12/15/19	167,000	176,603
7.625% 4/1/21	120,000	119,700
10.00% 8/15/16	181,000	206,340
SBA Telecommunications 8.25% 8/15/19	150,000	163,875
Sprint Capital
6.90% 5/1/19	1,000,000	827,499
8.75% 3/15/32	344,000	279,930
#Sprint Nextel 144A
9.00% 11/15/18	710,000	747,275
11.50% 11/15/21	90,000	89,325

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
#VimpelCom Holdings 144A
6.255% 3/1/17	$200,000	$181,000
7.504% 3/1/22	200,000	169,000
#Wind Acquisition Finance 144A 11.75% 7/15/17	172,000	154,800

		4,881,371

Total Corporate Bonds (Cost $140,672,878)		139,177,229

«SENIOR SECURED LOANS–9.79%
American Rock Salt Tranche B 5.50% 4/1/17	74,625	73,925
Atlantic Broadband Finance Tranche B 4.00% 2/24/16	262,615	257,760
Avaya
Tranche B-1 3.034% 10/26/14	81,591	78,200
Tranche B-3 4.814% 10/27/17	163,893	149,720
Axcan Intermediate Holdings Tranche B 3.034% 2/25/17	551,898	529,766
AZ Chemical US Tranche B 4.25% 12/6/17	125,000	124,805
Barrington Broadcasting Group 7.50% 5/30/17	100,000	99,750
Bresnan Broadband Holdings 4.50% 12/6/17	352,750	349,586
Burger King Tranche B 4.50% 10/30/16	241,184	237,255
CCM Merger 7.00% 2/1/17	143,997	143,155
CDW Tranche B 4.25% 7/15/15	230,269	218,901
Cengage Learning Acqusitions 2.49% 7/3/14	318,261	271,814
Cenveo Tranche B 6.25% 12/15/16	79,676	78,860
Chrysler Group 6.00% 4/28/17	1,036,546	983,460
Claire’s Stores Tranche B 2.997% 5/29/14	850,000	738,557
Clear Channel Communication Tranche B 3.889% 1/29/16	566,006	420,438
CNO Financial Group Tranche B-1 6.25% 9/30/16	165,300	165,300
Cumulus Media Tranche B 5.75% 9/16/18	550,000	540,474
Ducommun Tranche B 5.50% 6/30/17	124,375	122,504
Electrical Components International
1.40% 2/4/16	1,838	1,742
6.75% 1/25/17	28,202	26,670
Emdeon Tranche B 6.75% 8/3/18	50,000	50,494
Entercom Radio Tranche B 5.479% 11/7/18	100,000	100,000

LVIP J.P. Morgan High Yield Fund–13

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Freescale Semiconductor 4.489% 12/1/16	$245,189	$235,197
Go Daddy Group 7.00% 9/9/18	548,937	550,312
Gymboree 5.00% 11/23/17	497,992	444,510
Harland Clarke Holdings Tranche B 2.76% 6/30/14	245,501	208,403
Harrah’s Operating Tranche B2 3.241% 1/28/15	920,001	802,130
International Lease Finance 6.75% 3/17/15	250,000	251,250
inVentiv Health Tranche B 6.50% 8/4/16	98,917	94,940
iStar Financial Tranche A-1 5.00% 6/30/13	144,237	143,696
Level 3 Financing
Tranche A 2.452% 3/13/14	250,000	239,728
Tranche B2 5.75% 4/11/18	200,000	197,700
Tranche B3 5.75% 9/1/18	115,000	113,678
MEG Energy Tranche B 4.00% 3/7/18	114,712	114,496
MGM Resorts International Tranche E 7.00% 2/21/14	625,000	614,147
Michaels Stores Tranche B1 2.653% 10/31/13	370,306	364,790
Midcontinent Communications Tranche B 4.00% 12/31/16	248,116	245,324
Momentive Performance Materials 3.93% 5/5/15	200,000	191,166
Newport Television Tranche B 9.00% 3/14/16	236,683	235,252
Newsday Tranche B 10.50% 8/1/13	150,000	155,250
Nexeo Solutions Tranche B 5.00% 2/16/17	49,625	48,381
Norit 6.75% 6/21/17	224,437	226,687
Novelis 3.75% 3/10/17	500,000	493,230
Nuveen Investments Tranche B 7.25% 5/13/17	440,000	434,865
NXP Funding 1st Lien 5.50% 3/4/17	399,000	387,250
OSI Restaurant Partners
2.563% 6/13/14	136,383	129,319
2.593% 6/14/13	20,278	19,205
Pinafore Tranche B 4.25% 9/29/16	319,278	318,812
Polyone Tranche B 5.00% 9/30/17	110,000	110,309
R.H. Donnelley 9.00% 10/24/14	191,950	68,669
Radio One 7.50% 3/7/16	208,924	194,681
Realogy 4.25% 10/10/16	300,000	268,806
Reynolds Consumer Products Holdings Tranche B 6.50% 2/9/18	58,909	58,673
Sensus USA 4.75% 4/13/17	99,250	98,504
Six Flags Theme Parks Tranche E 4.25% 11/23/18	125,000	124,531

	Principal Amount (U.S. $)	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Sourcecorp Tranche B
1st Lien 6.625% 4/29/17	$109,450	$92,333
2nd Lien 10.50% 4/29/18	100,000	83,500
Styron Tranche B 6.00% 7/20/17	338,220	293,718
SUPERVALU Tranche B3 4.50% 4/6/18	209,065	205,285
Swift Transportation 6.00% 11/22/16	107,644	107,801
Texas Competitive Electric Holdings 3.496% 10/10/17	1,500,000	953,573
Tishman Speyer US Office 8.00% 5/15/12	64,000	63,440
Univision Communications
4.489% 3/29/17	399,121	356,501
Tranche B 2.239% 9/29/14	78,878	75,535
UPC Financing Tranche AB 4.75% 12/17/17	25,000	24,581
Vertis 11.75% 12/20/15	244,412	137,495
Xerium Technologies 5.50% 5/4/17	238,732	233,511

Total Senior Secured Loans (Cost $17,275,560)		16,574,300

	Number of Shares
COMMON STOCK–0.15%
†Flextronics International	5,650	31,979
†General Motors	8,529	172,882
†GenOn Energy	226	590
†Mobile Mini	2,180	38,041
†Motors Liquidation	1,150,000	14,376

Total Common Stock (Cost $418,791)		257,868

PREFERRED STOCK–0.50%
#Ally Financial 144A 7.00%	611	438,029
•Bank of America 8.25%	250,000	224,688
•XL Group 3.526%	250	174,078

Total Preferred Stock (Cost $1,001,514)		836,795

LVIP J.P. Morgan High Yield Fund–14

LVIP J.P. Morgan High Yield Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

WARRANTS–0.05%
General Motors
CW16 exercise price $10.00, expiration date 7/10/16	4,228	$49,594
CW19 exercise price $18.33, expiration date 7/10/19	4,228	33,063

Total Warrants (Cost $211,690)		82,657

	Number of Shares	Value (U.S. $)

SHORT-TERM INVESTMENT–6.05%
Money Market Mutual Fund–6.05%
Dreyfus Treasury & Agency Cash Management Fund	10,248,461	$10,248,461

Total Short-Term Investment (Cost $10,248,461)		10,248,461

TOTAL VALUE OF SECURITIES–99.05% (Cost $170,413,323)	167,759,969
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.95%	1,616,722

NET ASSETS APPLICABLE TO 16,702,531 SHARES OUTSTANDING–100.00%	$169,376,691

NET ASSET VALUE–LVIP J.P. MORGAN HIGH YIELD FUND STANDARD CLASS ($90,517,663 / 8,927,494 Shares)	$10.139

NET ASSET VALUE–LVIP J.P. MORGAN HIGH YIELD FUND SERVICE CLASS ($78,859,028 / 7,775,037 Shares)	$10.143

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$172,280,307
Undistributed net investment income	520,504
Accumulated net realized loss on investments	(770,766)
Net unrealized depreciation of investments and foreign currencies	(2,653,354)

Total net assets	$169,376,691

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $44,157,799, which represented 26.07% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

‡	Non income producing security. Security is currently in default.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.

†	Non income producing security.

PIK–Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–15

LVIP J.P. Morgan High Yield Fund

Statement of Operations

Year Ended December 31, 2011

LVIP J.P. Morgan High Yield Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$7,182,527
Dividends	49,209
Foreign tax withheld	(780)

7,230,956

EXPENSES:
Management fees	646,724
Distribution expenses-Service Class	81,447
Pricing fees	47,821
Accounting and administration expenses	45,147
Professional fees	28,447
Reports and statements to shareholders	13,591
Custodian fees	3,949
Trustees’ fees	2,126
Other	4,466

Total operating expenses	873,718

NET INVESTMENT INCOME	6,357,238

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(723,722)
Net change in unrealized appreciation/depreciation of investments	(3,668,405)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,392,127)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,965,111

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/11	5/3/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,357,238	$2,325,016
Net realized loss on investments	(723,722)	(41,403)
Net change in unrealized appreciation/depreciation of investments	(3,668,405)	1,015,051

Net increase in net assets resulting from operations	1,965,111	3,298,664

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,573,363)	(1,518,069)
Service Class	(3,062,782)	(13,183)

	(6,636,145)	(1,531,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	75,353,416	51,980,993
Service Class	92,925,413	3,453,875
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,573,363	1,518,069
Service Class	3,062,782	13,183

	174,914,974	56,966,120

Cost of shares repurchased:
Standard Class	(38,709,586)	(2,446,768)
Service Class	(18,361,679)	(82,748)

	(57,071,265)	(2,529,516)

Increase in net assets derived from capital share transactions	117,843,709	54,436,604

NET INCREASE IN NET ASSETS	113,172,675	56,204,016
NET ASSETS:
Beginning of period	56,204,016	—

End of period (including undistributed net investment income of $520,504 and $793,770, respectively)	$169,376,691	$56,204,016

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–16

LVIP J.P. Morgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP J.P. Morgan High Yield Fund
	Standard Class		Service Class
	Year Ended 12/31/11	5/3/10[1] to 12/31/10	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.372	$10.000	$10.370	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.682	0.497	0.647	0.490
Net realized and unrealized gain (loss) on investments	(0.402)	0.185	(0.392)	0.174

Total from investment operations	0.280	0.682	0.255	0.664

Less dividends and distributions from:
Net investment income	(0.513)	(0.310)	(0.482)	(0.294)

Total dividends and distributions	(0.513)	(0.310)	(0.482)	(0.294)

Net asset value, end of period	$10.139	$10.372	$10.143	$10.370

Total return[3]	2.78%	6.85%	2.54%	6.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,518	$52,808	$78,859	$3,396
Ratio of expenses to average net assets	0.79%	0.82%	1.04%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.86%	1.04%	1.11%
Ratio of net investment income to average net assets	6.45%	7.37%	6.20%	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	6.45%	7.33%	6.20%	7.08%
Portfolio turnover	57%	29%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–17

LVIP J.P. Morgan High Yield Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP J.P. Morgan High Yield Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek a high level of current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the average daily net assets of the Fund; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LVIP J.P. Morgan High Yield Fund–18

LVIP J.P. Morgan High Yield Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.82% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

J.P. Morgan Investment Management, Inc. (J.P. Morgan) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.35% of the first $100 million of the Fund’s average daily net assets; and 0.30% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $9,950 and $509, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$87,280
Distribution fees payable to LFD	16,195

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $162,117,785 and sales of $53,176,879 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $170,470,162. At December 31, 2011, net unrealized depreciation was $2,710,193, of which $2,345,155 related to unrealized appreciation of investments and $5,055,348 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Security	$—	$582,659	$—	$582,659
Common Stock	243,492	—	14,376	257,868
Corporate Debt	—	155,751,529	—	155,751,529
Short-Term Investment	10,248,461	—	—	10,248,461
Other	82,657	836,795	—	919,452

Total	$10,574,610	$157,170,983	$14,376	$167,759,969

LVIP J.P. Morgan High Yield Fund–19

LVIP J.P. Morgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Corporate Debt	Total
Balance as of 12/31/10	$—	$54,469	$54,469
Sales	—	(50,000)	(50,000)
Net change in unrealized appreciation/depreciation	14,376	(4,469)	9,907

Balance as of 12/31/11	$14,376	$—	$14,376

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$14,376	$—	$14,376

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2011 and the period May 3, 2010 through December 31, 2010 was as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Ordinary income	$6,636,145	$1,531,252

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$172,280,307
Undistributed ordinary income	520,504
Post-October losses	(49,476)
Capital loss carryforwards	(664,451)
Unrealized depreciation of investments	(2,710,193)

Net assets	$169,376,691

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to contingent payment on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,641	$(5,641)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $41,387 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP J.P. Morgan High Yield Fund–20

LVIP J.P. Morgan High Yield Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$623,064	$—

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	5/3/10* to 12/31/10
Shares sold:
Standard Class	7,139,880	5,186,751
Service Class	8,880,245	334,213
Shares issued upon reinvestment of dividends and distributions:
Standard Class	355,706	147,658
Service Class	305,118	1,282

	16,680,949	5,669,904

Shares repurchased:
Standard Class	(3,659,683)	(242,818)
Service Class	(1,737,831)	(7,990)

	(5,397,514)	(250,808)

Net increase	11,283,435	5,419,096

*	Date of commencement of operations.

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard and Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP J.P. Morgan High Yield Fund–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP J.P. Morgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP J.P. Morgan High Yield Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP J.P. Morgan High Yield Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP J.P. Morgan High Yield Fund–22

LVIP J.P. Morgan High Yield Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement through April 30, 2012. The Board noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP J.P. Morgan High Yield Fund–23

LVIP J.P. Morgan High Yield Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with J.P. Morgan

In considering the renewal of the sub-advisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by J.P. Morgan under the sub-advisory agreement. The Board reviewed the services provided by J.P. Morgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of J.P. Morgan. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of high current yield funds and the Barclays U.S. High Yield 2% Index. The Board noted that the Fund’s one year returns were above the average of the Lipper performance group and in line with the benchmark. The Board concluded that the services provided by J.P. Morgan were satisfactory.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was within range of other similar sub-advised funds. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and J.P. Morgan, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding J.P. Morgan’s estimated profitability from providing sub-advisory services to the Fund. The Board noted the sub-advisory fee schedule was negotiated between LIAC and J.P. Morgan, an unaffiliated third party, and that LIAC compensated J.P. Morgan from its fees, and concluded that J.P. Morgan’s estimated profitability was not unreasonable. The Board reviewed materials provided by J.P. Morgan as to any additional benefits it receives and noted that none were identified.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP J.P. Morgan High Yield Fund–24

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP J.P. Morgan High Yield Fund–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP J.P. Morgan High Yield Fund–26

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (9.87%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2011, while its benchmark, the MSCI EAFE Index* (net dividends) returned (12.14%).

Early in the period, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the euro zone.

Stock selection in the technology sector contributed to the Fund’s performance relative to the MSCI EAFE Index. The Fund’s overweight position in consulting services provider Dassault Systemes (France) aided relative returns as the stock turned in strong performance over the reporting period.

Security selection in the basic materials sector was another positive contributor to relative performance. Holdings of strong-performing mining company Iluka Resources (Australia) benefited relative results over the reporting period.

An underweight allocation to the financial services sector also strengthened relative performance. There were no stocks within this sector that were among the Fund’s top relative contributors.

Stocks in other sectors that aided relative performance included telecommunications service provider China Unicom Hong Kong, railroad company Canadian National Railway, global consulting and outsourcing company Accenture, alcoholic drink producer Diageo (United Kingdom), catering company Compass Group (United Kingdom), personal care products maker Unicharm (Japan), and fashion distributor Inditex (Spain).

The Fund’s cash position was also a contributor to relative performance. The Fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Fund’s benchmark, holding cash helped performance versus the benchmark, which had no cash position.

A combination of stock selection and an underweight position in the energy sector hindered relative results. Not holding strong-performing global energy and petrochemicals company Royal Dutch Shell (Netherlands) held back relative performance.

Security selection in the health care sector was another factor that negatively impacted relative performance. Not holding U.K.-based pharmaceutical firm GlaxoSmithKline weakened relative returns as the stock performed well over the reporting period.

Elsewhere, holdings of diversified mining company Teck Resources (Canada), Austrian financial services company Erste Group Bank, financial services firm Banco Santander Brasil ADR (Brazil), information technology products and electronics maker Acer (Taiwan), export trading company Li & Fung (Hong Kong), and recruiting firm Michael Page International (United Kingdom) detracted from relative performance, as all six stocks depreciated over the period. The Fund’s positions in Teck Resources, Erste Group Bank and Acer were sold off prior to year end. Not holding strong-performing voice and data communications services company Vodafone Group and tobacco distributor British American Tobacco (United Kingdom) also detracted from relative results.

During the reporting period, the Fund’s currency exposure, resulting primarily from holdings of foreign denominated securities, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

David A. Antonelli

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS International Growth Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,981. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have increased to $15,795. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–9.87%
Five Years	–3.14%
Ten Years	+4.13%

Service Class Shares
One Year	–10.10%
Inception (4/30/07)	–4.51%
*	The MSCI EAFE Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$858.80	1.01%	$4.73
Service Class Shares	1,000.00	857.70	1.26%	5.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.11	1.01%	$5.14
Service Class Shares	1,000.00	1,018.85	1.26%	6.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country	Percentage of Net Assets
Common Stock	98.76%
Australia	3.89%
Brazil	4.48%
Canada	2.46%
Chile	0.31%
China	1.08%
Denmark	1.90%
Finland	0.90%
France	15.34%
Germany	8.77%
Hong Kong	3.86%
India	0.48%
Indonesia	0.53%
Ireland	2.13%
Israel	2.85%
Italy	0.72%
Japan	9.38%
Netherlands	4.57%
Panama	0.95%
Peru	1.10%
Republic of Korea	1.01%
Russia	0.80%
South Africa	0.54%
Spain	2.22%
Sweden	0.64%
Switzerland	10.69%
Taiwan	2.12%
Thailand	0.57%
United Kingdom	14.22%
United States	0.25%
Short-Term Investment	1.10%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Airlines	0.95%
Automobiles	1.62%
Beverages	5.70%
Capital Markets	2.96%
Chemicals	7.83%
Commercial Banks	6.74%
Commercial Services & Supplies	0.68%
Construction & Engineering	1.10%
Distributors	1.26%

Sector	Percentage of Net Assets
Diversified Financial Services	0.38%
Diversified Telecommunication Services	1.16%
Electrical Equipment	3.03%
Energy Equipment & Services	0.72%
Food & Staples Retailing	3.37%
Food Products	4.65%
Health Care Equipment & Supplies	2.82%
Health Care Providers & Services	2.01%
Hotels, Restaurants & Leisure	1.98%
Household Products	3.93%
Insurance	0.52%
Internet Software & Services	0.74%
IT Services	2.09%
Machinery	2.08%
Marine	0.84%
Media	1.43%
Metals & Mining	3.89%
Multiline Retail	0.45%
Oil, Gas & Consumable Fuels	4.67%
Pharmaceuticals	5.65%
Professional Services	2.50%
Real Estate Management & Development	0.57%
Road & Rail	1.67%
Semiconductors & Semiconductor Equipment	5.65%
Software	4.65%
Specialty Retail	2.22%
Textiles, Apparel & Luxury Goods	4.06%
Tobacco	0.50%
Wireless Telecommunication Services	1.69%
Total	98.76%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Danone	2.73%
LVMH Moet Hennessy Louis Vuitton	2.68%
Linde	2.34%
Taiwan Semiconductor Manufacturing ADR	2.12%
Compass Group	1.98%
Nestle	1.92%
Diageo	1.88%
Reckitt Benckiser Group	1.82%
ASML Holding	1.74%
Unicharm	1.72%
Total	20.93%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.76%r
Australia–3.89%
BHP Billiton	91,463	$3,219,777
Iluka Resources	59,005	935,384
Newcrest Mining	43,309	1,311,111
Rio Tinto	29,663	1,829,371

		7,295,643

Brazil–4.48%
Banco Santander Brasil ADR	111,400	906,796
BM&F Bovespa	136,800	719,536
Brasil Brokers Participacoes	192,000	575,011
Diagnosticos da America	126,000	1,048,197
Fleury	60,500	694,880
Itau Unibanco Holding ADR	51,260	951,386
Lojas Renner	32,700	849,617
LPS Brasil Consultoria de Imoveis	34,800	485,616
Tim Participacoes ADR	83,990	2,166,942

		8,397,981

Canada–2.46%
Canadian National Railway	39,910	3,135,330
Suncor Energy	51,382	1,481,819

		4,617,149

Chile–0.31%
Banco Santander Chile ADR	7,670	580,619

		580,619

China–1.08%■
China Construction Bank	819,850	572,141
CNOOC	828,000	1,447,769

		2,019,910

Denmark–1.90%
Carlsberg Class B	22,938	1,617,461
Novo Nordisk Class B	17,025	1,956,386

		3,573,847

Finland–0.90%
Kone Class B	32,642	1,694,036

		1,694,036

France–15.34%
Air Liquide	17,000	2,103,114
Cie Generale d’Optique Essilor International	25,992	1,834,999
Danone	81,441	5,119,323
Dassault Systemes	35,678	2,859,585
Legrand	92,004	2,958,929
LVMH Moet Hennessy Louis Vuitton	35,528	5,030,248
Pernod-Ricard	31,050	2,879,651
Publicis Groupe	58,438	2,688,285

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
France (continued)
Schneider Electric	51,690	$2,721,378
Technip	6,330	594,924

		28,790,436

Germany–8.77%
Bayer	37,883	2,421,992
Bayerische Motoren Werke	27,790	1,861,591
Fresenius Medical Care	29,875	2,029,872
Infineon Technologies	191,603	1,442,209
Linde	29,572	4,399,375
SAP	41,950	2,217,816
Symrise	77,957	2,080,392

		16,453,247

Hong Kong–3.86%■
AIA Group	312,000	974,171
China Unicom Hong Kong	1,034,000	2,175,413
Dairy Farm International Holdings	185,400	1,729,782
Li & Fung	1,278,000	2,366,240

		7,245,606

India–0.48%
HDFC Bank ADR	34,190	898,513

		898,513

Indonesia–0.53%
Bank Rakyat Indonesia Persero	1,324,500	985,980

		985,980

Ireland–2.13%
Accenture Class A	50,940	2,711,536
Experian	94,506	1,285,159

		3,996,695

Israel–2.85%
†Check Point Software Technologies	33,180	1,743,277
†NICE Systems ADR	55,280	1,904,396
Teva Pharmaceutical Industries ADR	42,235	1,704,605

		5,352,278

Italy–0.72%
Saipem	31,831	1,353,278

		1,353,278

Japan–9.38%
Honda Motor	38,400	1,171,559
Inpex	232	1,462,058
Japan Tobacco	198	931,341
JGC	86,000	2,065,073
Lawson	33,300	2,079,087
Nitto Denko	30,400	1,087,859

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Japan (continued)
Santen Pharmaceutical	43,600	$1,795,894
Shin-Etsu Chemical	48,600	2,393,373
Unicharm	65,400	3,224,960
Yahoo Japan	4,289	1,381,553

		17,592,757

Netherlands–4.57%
Akzo Nobel	54,431	2,631,810
ASML Holding	78,270	3,270,903
Heineken	57,925	2,681,553

		8,584,266

Panama–0.95%
Copa Holdings Class A	30,460	1,787,088

		1,787,088

Peru–1.10%
Credicorp	18,890	2,067,888

		2,067,888

Republic of Korea–1.01%
Samsung Electronics	2,080	1,898,331

		1,898,331

Russia–0.80%
Gazprom ADR	139,740	1,492,563

		1,492,563

South Africa–0.54%
MTN Group	56,849	1,012,178

		1,012,178

Spain–2.22%
Amadeus IT Holding	74,149	1,202,904
Inditex	36,261	2,969,666

		4,172,570

Sweden–0.64%
Hennes & Mauritz Class B	37,260	1,198,137

		1,198,137

Switzerland–10.69%
Cie Financiere Richemont	33,094	1,673,991
†Credit Suisse Group	82,049	1,927,944
†Julius Baer Group	62,426	2,441,875
Kuehne & Nagel International	13,950	1,566,915
Nestle	62,728	3,606,401
Roche Holding	16,046	2,719,748
Schindler Holding	18,986	2,211,412
†Sonova Holding	28,570	2,988,557
Swatch Group	2,444	914,630

		20,051,473

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Taiwan–2.12%
Taiwan Semiconductor Manufacturing ADR	308,720	$3,985,575

		3,985,575

Thailand–0.57%
Siam Commercial Bank	292,400	1,065,800

		1,065,800

United Kingdom–14.22%
Aberdeen Asset Management	358,402	1,180,178
Bellway	66,255	733,238
BG Group	106,484	2,276,680
Capita	154,019	1,503,561
Compass Group	391,830	3,718,606
Diageo	161,271	3,523,200
HSBC Holdings	289,392	2,207,260
Intertek Group	60,198	1,902,777
Michael Page International	238,741	1,293,436
Reckitt Benckiser Group	69,256	3,420,786
Standard Chartered	110,159	2,410,862
Tesco	402,661	2,523,310

		26,693,894

United States–0.25%
#Synthes 144A	2,836	475,560

		475,560

Total Common Stock (Cost $181,027,080)		185,333,298

SHORT-TERM INVESTMENT–1.10%
Money Market Mutual Fund–1.10%
Dreyfus Treasury & Agency Cash Management Fund	2,054,818	2,054,818

Total Short-Term Investment (Cost $2,054,818)		2,054,818

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.86% (COST $183,081,898)	$187,388,116
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	266,402

NET ASSETS APPLICABLE TO 17,180,461 SHARES OUTSTANDING–100.00%	$187,654,518

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($70,247,418 / 6,437,167 Shares)	$10.913

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($117,407,100 / 10,743,294 Shares)	$10.928

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$233,820,426
Undistributed net investment income	41,463
Accumulated net realized loss on investments	(50,491,173)
Net unrealized appreciation of investments and foreign currencies	4,283,802

Total net assets	$187,654,518

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $475,560 which represented 0.25% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

The	following foreign currency exchange contracts were outstanding at December 31, 2011:[1]

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD	(8,934)	USD	9,134	1/4/12	$3
MNB	CAD	(5,588)	USD	5,488	1/4/12	4
MNB	EUR	(22,503)	USD	29,124	1/4/12	(1)
MNB	GBP	(18,851)	USD	29,238	1/4/12	(41)
MNB	HKD	569,387	USD	(73,257)	1/3/12	56
MNB	JPY	(3,401,010)	USD	44,159	1/4/12	(36)
MNB	ZAR	(53,462)	USD	6,562	1/4/12	(54)

						$(69)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

CAD–Canadian Dollar

EUR–European Monetary Unit

GBP–British Pound Sterling

HKD–Hong Kong Dollar

JPY–Japanese Yen

MNB–Mellon National Bank

USD–United States Dollar

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2011

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$6,643,816
Interest	115
Foreign tax withheld	(531,672)

6,112,259

EXPENSES:
Management fees	2,417,576
Distribution expenses-Service Class	283,953
Custodian fees	167,681
Accounting and administration expenses	123,307
Reports and statements to shareholders	71,783
Professional fees	24,237
Trustees’ fees	8,888
Pricing fees	5,665
Other	16,346

3,119,436
Less expenses waived/reimbursed	(134,585)

Total operating expenses	2,984,851

NET INVESTMENT INCOME	3,127,408

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(4,818,399)
Foreign currencies	(661,932)

Net realized loss	(5,480,331)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(21,628,087)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(27,108,418)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,981,010)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,127,408	$2,409,453
Net realized gain (loss) on investments and foreign currencies	(5,480,331)	41,536,490
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(21,628,087)	(9,341,643)

Net increase (decrease) in net assets resulting from operations	(23,981,010)	34,604,300

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,235,805)	(1,470,040)
Service Class	(3,231,176)	(396,726)

	(5,466,981)	(1,866,766)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	28,638,738	63,518,833
Service Class	58,848,433	56,998,127
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,235,805	1,470,040
Service Class	3,231,176	396,726

	92,954,152	122,383,726

Cost of shares repurchased:
Standard Class	(164,337,515)	(88,731,673)
Service Class	(29,109,038)	(22,613,361)

	(193,446,553)	(111,345,034)

Increase (decrease) in net assets derived from capital share transactions	(100,492,401)	11,038,692

NET INCREASE (DECREASE) IN NET ASSETS	(129,940,392)	43,776,226
NET ASSETS:
Beginning of year	317,594,910	273,818,684

End of year (including undistributed net investment income of $41,463 and $3,042,968, respectively)	$187,654,518	$317,594,910

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/11	12/31/10[2]	12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$12.500	$11.135	$8.263	$18.071	$15.102

Income (loss) from investment operations:
Net investment income[3]	0.157	0.102	0.086	0.170	0.224
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.392)	1.351	2.875	(8.554)	2.875

Total from investment operations	(1.235)	1.453	2.961	(8.384)	3.099

Less dividends and distributions from:
Net investment income	(0.352)	(0.088)	(0.089)	(0.155)	(0.130)
Net realized gain	—	—	—	(1.269)	—

Total dividends and distributions	(0.352)	(0.088)	(0.089)	(1.424)	(0.130)

Net asset value, end of period	$10.913	$12.500	$11.135	$8.263	$18.071

Total return[4]	(9.87% )	13.11%	35.85%	(48.94% )	20.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,248	$217,264	$217,756	$171,362	$209,614
Ratio of expenses to average net assets	1.00%	1.03%	1.04%	1.00% [5]	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.05%	1.05%	1.06%	1.05%	1.04%
Ratio of net investment income to average net assets	1.27%	0.93%	0.90%	1.29%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.22%	0.91%	0.88%	1.24%	1.34%
Portfolio turnover	69%	207%	118%	118%	108%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.04%.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11	12/31/10[1]	12/31/09	12/31/08
Net asset value, beginning of period	$12.516	$11.152	$8.277	$18.066	$15.782

Income (loss) from investment operations:
Net investment income[3]	0.123	0.075	0.061	0.137	0.130
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.389)	1.350	2.879	(8.541)	2.260

Total from investment operations	(1.266)	1.425	2.940	(8.404)	2.390

Less dividends and distributions from:
Net investment income	(0.322)	(0.061)	(0.065)	(0.116)	(0.106)
Net realized gain	—	—	—	(1.269)	—

Total dividends and distributions	(0.322)	(0.061)	(0.065)	(1.385)	(0.106)

Net asset value, end of period	$10.928	$12.516	$11.152	$8.277	$18.066

Total return[4]	(10.10% )	12.82%	35.51%	(49.07% )	15.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,407	$100,331	$56,063	$24,426	$21,786
Ratio of expenses to average net assets	1.25%	1.28%	1.29%	1.25% [5]	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.30%	1.30%	1.31%	1.30%	1.29%
Ratio of net investment income to average net assets	1.02%	0.68%	0.65%	1.04%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.97%	0.66%	0.63%	0.99%	1.13%
Portfolio turnover	69%	207%	118%	118%	108% [6]

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund's sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.29%.

[6]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (formerly the LVIP Marsico International Growth Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are generally valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund; 0.95% on the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% on average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 1.04% of average daily net assets of the Fund.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $400 million of the Fund’s average daily net assets; 0.40% on the next $600 million; and 0.35% of the Fund’s average daily net assets in excess of $1 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $26,917 and $2,571, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$140,185
Distribution fees payable to LFD	24,815

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $186,420,035 and sales of $285,878,926 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $187,712,470. At December 31, 2011, net unrealized depreciation was $324,354, of which $16,843,508 related to unrealized appreciation of investments and $17,167,862, related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$185,333,298	$—	$—	$185,333,298
Short-Term Investment	2,054,818	—	—	2,054,818

Total	$187,388,116	$—	$—	$187,388,116

Foreign Currency Exchange Contracts	$—	$(69)	$—	$(69)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrant
Balance as of 12/31/10	$1,554,087
Sales	(1,504,484)
Net realized loss	(145,472)
Net change in unrealized appreciation/depreciation	95,869

Balance as of 12/31/11	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$—

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$5,466,981	$1,866,766

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$233,820,426
Undistributed ordinary income	67,849
Post-October losses	(3,579,721)
Qualified late year losses	(26,440)
Capital loss carryforwards	(42,280,880)
Unrealized depreciation of investments and foreign currencies	(346,716)

Net assets	$187,654,518

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(661,932)	$661,932

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,855,014 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $17,856,965 expires in 2016 and $24,423,915 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	2,304,813	5,738,778
Service Class	4,835,883	5,068,713
Shares issued upon reinvestment of dividends and distributions:
Standard Class	203,569	125,698
Service Class	294,509	34,556

	7,638,774	10,967,745

Shares repurchased:
Standard Class	(13,452,335)	(8,039,623)
Service Class	(2,403,320)	(2,114,343)

	(15,855,655)	(10,153,966)

Net increase (decrease)	(8,216,881)	813,779

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation (depreciation) on foreign currency exchange contracts for the year ended December 31, 2011 was $(1,949) and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized gain (loss) on foreign currency exchange contracts for the year ended December 31, 2011 was $834,511 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$1,502,101	$840,775

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group. The Board also

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

considered the advisory fee waiver agreement by LIAC through April 30, 2012 to share with investors the benefit of the reduced sub-advisory fee negotiated with MFS, the Fund’s sub-advisor. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund continue to be fair and reasonable and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP MFS International Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund–20

LVIP MFS Value Fund

LVIP MFS Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP MFS Value Fund

LVIP MFS Value Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (0.10%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Value index*, returned 0.39%.

Early in the period, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

A combination stock selection and an overweight position in the consumer staples sector contributed to performance relative to the Russell 1000 Value Index. Holdings of tobacco company Philip Morris and alcoholic beverage producer Diageo outperformed the benchmark during the reporting period and were among the Fund’s top relative contributors.

Stock selection in the industrial goods & services sector also boosted relative performance. Within this sector, the Fund’s overweight allocation to defense contractor Lockheed Martin helped relative results.

Elsewhere, holdings of diversified technology products and services company International Business Machines (IBM), debit and credit transaction processing company MasterCard, pharmaceutical and medical products maker Abbott Laboratories, and management consulting firm Accenture were among the Fund’s top relative contributors. Additionally, not holding shares of poor-performing financial services firm Citigroup and investment banking firm Morgan Stanley benefited relative performance as both stocks underperformed the benchmark over the reporting period.

The Fund’s cash position was also a contributor to relative performance. The Fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the portfolio’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

A combination of an underweight position and stock selection in the utilities & communications sector detracted from relative performance. No individual holdings within this sector were among the Fund’s top relative detractors.

Stock selection in the health care sector also held back relative returns. Within this sector, not holding shares of strong-performing global pharmaceutical company Bristol Myers Squibb and health insurance and Medicare/Medicaid provider UnitedHealth Group dampened relative performance.

Stocks in other sectors that detracted from relative performance included investment banking firm Goldman Sachs Group, global financial services provider Bank of New York Mellon, insurance company MetLife, enterprise software products maker Oracle, offshore drilling contractor Transocean, toy maker Hasbro, and oil and gas exploration and production company Apache. The Fund’s positioning in shares of strong-performing network equipment company Cisco Systems also weakened relative results.

Steve Gorham

Nevin Chitkara

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,324. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $14,665. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–0.10%
Five Years	–0.34%
Ten Years	+3.66%

Service Class Shares
One Year	–0.35%
Inception (4/30/07)	–1.87%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/ 1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$945.70	0.71%	$3.48
Service Class Shares	1,000.00	944.50	0.96%	4.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.63	0.71%	$3.62
Service Class Shares	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.56%
Aerospace & Defense	8.47%
Auto Components	0.88%
Automobiles	0.18%
Beverages	2.87%
Capital Markets	6.08%
Chemicals	3.02%
Commercial Banks	2.89%
Communications Equipment	0.80%
Computers & Peripherals	0.18%
Construction & Engineering	0.15%
Diversified Financial Services	3.61%
Diversified Telecommunication Services	2.77%
Electric Utilities	0.38%
Energy Equipment & Services	0.47%
Food & Staples Retailing	1.19%
Food Products	3.54%
Health Care Equipment & Supplies	2.97%
Health Care Providers & Services	0.60%
Household Products	0.45%
Industrial Conglomerates	2.47%
Insurance	7.10%
IT Services	5.75%
Leisure Equipment & Products	0.87%
Life Sciences Tools & Services	0.78%
Machinery	3.03%
Media	4.62%
Multiline Retail	1.84%
Multi-Utilities	1.32%
Oil, Gas & Consumable Fuels	7.99%
Pharmaceuticals	8.90%
Professional Services	0.58%
Road & Rail	0.61%
Semiconductors & Semiconductor Equipment	1.36%
Software	2.00%
Specialty Retail	1.01%
Tobacco	5.48%
Wireless Telecommunication Services	1.35%
Convertible Preferred Stock	0.16%
Short-Term Investment	1.08%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Philip Morris International	4.29%
Lockheed Martin	3.56%
Johnson & Johnson	2.93%
Pfizer	2.83%
AT&T	2.77%
JPMorgan Chase	2.49%
Chevron	2.25%
United Technologies	2.17%
Goldman Sachs Group	2.10%
International Business Machines	2.09%
Total	27.48%

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.56%
Aerospace & Defense–8.47%
Honeywell International	194,590	$10,575,967
†Huntington Ingalls Industries	21,896	684,907
Lockheed Martin	282,900	22,886,609
Northrop Grumman	109,600	6,409,408
United Technologies	190,540	13,926,568

		54,483,459

Auto Components–0.88%
Johnson Controls	180,400	5,639,304

		5,639,304

Automobiles–0.18%
†General Motors	57,620	1,167,957

		1,167,957

Beverages–2.87%
Diageo	514,470	11,239,349
PepsiCo	108,560	7,202,956

		18,442,305

Capital Markets–6.08%
Bank of New York Mellon	472,160	9,400,706
BlackRock	42,056	7,496,061
Franklin Resources	31,350	3,011,481
Goldman Sachs Group	149,620	13,530,137
State Street	141,040	5,685,322

		39,123,707

Chemicals–3.02%
Air Products & Chemicals	79,280	6,753,863
PPG Industries	90,560	7,560,855
Sherwin-Williams	57,300	5,115,171

		19,429,889

Commercial Banks–2.89%
PNC Financial Services Group	89,740	5,175,306
SunTrust Banks	46,320	819,864
Wells Fargo	457,810	12,617,243

		18,612,413

Communications Equipment–0.80%
Cisco Systems	283,700	5,129,296

		5,129,296

Computers & Peripherals–0.18%
Hewlett-Packard	45,230	1,165,125

		1,165,125

Construction & Engineering–0.15%
Fluor	18,520	930,630

		930,630

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–3.61%
Bank of America	788,290	$4,382,892
JPMorgan Chase	481,340	16,004,556
Moody’s	84,280	2,838,550

		23,225,998

Diversified Telecommunication Services–2.77%
AT&T	588,220	17,787,773

		17,787,773

Electric Utilities–0.38%
PPL	83,770	2,464,513

		2,464,513

Energy Equipment & Services–0.47%
Transocean	78,090	2,997,875

		2,997,875

Food & Staples Retailing–1.19%
CVS Caremark	118,517	4,833,123
Walgreen	85,060	2,812,084

		7,645,207

Food Products–3.54%
General Mills	270,010	10,911,104
Kellogg	62,300	3,150,511
Nestle	140,953	8,103,766
Smucker (J.M.)	8,007	625,907

		22,791,288

Health Care Equipment & Supplies–2.97%
Becton Dickinson	69,330	5,180,338
Medtronic	243,100	9,298,575
St. Jude Medical	134,410	4,610,263

		19,089,176

Health Care Providers & Services–0.60%
Quest Diagnostics	66,670	3,870,860

		3,870,860

Household Products–0.45%
Procter & Gamble	43,435	2,897,549

		2,897,549

Industrial Conglomerates–2.47%
3M	121,180	9,904,042
Tyco International	127,510	5,955,992

		15,860,034

Insurance–7.10%
ACE	68,290	4,788,495
Aon	142,270	6,658,236
Chubb	78,530	5,435,847
MetLife	384,930	12,002,117

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance(continued)
Prudential Financial	166,290	$8,334,455
Travelers	142,430	8,427,583

		45,646,733

IT Services–5.75%
Accenture Class A	235,720	12,547,376
†Fiserv	32,110	1,886,141
International Business Machines	72,950	13,414,046
MasterCard Class A	10,390	3,873,600
Western Union	287,600	5,251,576

		36,972,739

Leisure Equipment & Products–0.87%
Hasbro	174,530	5,565,762

		5,565,762

Life Sciences Tools & Services–0.78%
†Thermo Fisher Scientific	111,990	5,036,190

		5,036,190

Machinery–3.03%
Danaher	157,560	7,411,622
Eaton	79,900	3,478,047
Stanley Black & Decker	126,742	8,567,760

		19,457,429

Media–4.62%
Comcast Special Class A	205,700	4,846,292
Disney (Walt)	265,760	9,966,000
Omnicom Group	168,350	7,505,043
Viacom Class B	163,170	7,409,550

		29,726,885

Multiline Retail–1.84%
Kohl’s	48,550	2,395,943
Target	183,940	9,421,406

		11,817,349

Multi-Utilities–1.32%
PG&E	160,110	6,599,734
Public Service Enterprise Group	58,020	1,915,240

		8,514,974

Oil, Gas & Consumable Fuels–7.99%
Apache	85,050	7,703,829
Chevron	135,970	14,467,208
EOG Resources	35,770	3,523,703
Exxon Mobil	139,030	11,784,183
Hess	41,810	2,374,808
Occidental Petroleum	123,330	11,556,021

		51,409,752

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–8.90%
Abbott Laboratories	219,090	$12,319,431
Johnson & Johnson	286,960	18,818,836
Merck	111,390	4,199,403
Pfizer	841,875	18,218,175
Roche Holding	21,544	3,651,642

		57,207,487

Professional Services–0.58%
Dun & Bradstreet	49,750	3,722,793

		3,722,793

Road & Rail–0.61%
Canadian National Railway	49,970	3,925,643

		3,925,643

Semiconductors & Semiconductor Equipment–1.36%
ASML Holding	65,360	2,731,394
Intel	248,470	6,025,398

		8,756,792

Software–2.00%
Oracle	502,220	12,881,943

		12,881,943

Specialty Retail–1.01%
Advance Auto Parts	49,030	3,413,959
Staples	221,300	3,073,857

		6,487,816

Tobacco–5.48%
Altria Group	171,980	5,099,207
Philip Morris International	351,110	27,555,113
Reynolds American	61,970	2,566,797

		35,221,117

Wireless Telecommunication Services–1.35%
Vodafone Group	3,116,579	8,660,238

		8,660,238

Total Common Stock (Cost $554,827,471)		633,766,000

CONVERTIBLE PREFERRED STOCK–0.16%
PPL 9.50% exercise price $28.80, expiration date 7/1/13	18,140	1,006,770

Total Convertible Preferred Stock (Cost $907,000)		1,006,770

SHORT-TERM INVESTMENT–1.08%
Money Market Mutual Fund–1.08%
Dreyfus Treasury & Agency Cash Management Fund	6,973,386	6,973,386

Total Short-Term Investment (Cost $6,973,386)		6,973,386

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.80% (Cost $562,707,857)	$641,746,156
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,309,308

NET ASSETS APPLICABLE TO 28,640,949 SHARES OUTSTANDING–100.00%	$643,055,464

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($78,688,995 / 3,505,826 Shares)	$22.445

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($564,366,469 / 25,135,123 Shares)	$22.453

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$655,569,008
Undistributed net investment income	4,024,872
Accumulated net realized loss on investments	(95,566,883)
Net unrealized appreciation of investments and foreign currencies	79,028,467

Total net assets	$643,055,464

†Non	income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2011

LVIP MFS Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$17,849,506
Interest	9,033
Foreign tax withheld	(80,938)

17,777,601

EXPENSES:
Management fees	4,350,532
Distribution expenses-Service Class	1,230,740
Accounting and administration expenses	313,573
Reports and statements to shareholders	83,585
Professional fees	28,733
Trustees’ fees	20,478
Custodian fees	19,438
Pricing fees	1,058
Other	20,051

6,068,188
Less expenses waived/reimbursed	(23,709)

Total operating expenses	6,044,479

NET INVESTMENT INCOME	11,733,122

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(7,733,011)
Foreign currencies	(7,275)

Net realized loss on:	(7,740,286)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(13,383,037)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(21,123,323)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,390,201)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,733,122	$9,093,254
Net realized loss on investments and foreign currencies	(7,740,286)	(6,706,632)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(13,383,037)	64,625,391

Net increase (decrease) in net assets resulting from operations	(9,390,201)	67,012,013

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,137,849)	(3,044,264)
Service Class	(6,563,126)	(3,838,068)

	(7,700,975)	(6,882,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,362,142	49,322,542
Service Class	209,278,186	166,099,926
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,137,849	3,044,264
Service Class	6,563,126	3,838,068

	252,341,303	222,304,800

Cost of shares repurchased:
Standard Class	(212,621,956)	(109,735,973)
Service Class	(62,534,046)	(23,908,100)

	(275,156,002)	(133,644,073)

Increase (decrease) in net assets derived from capital share transactions	(22,814,699)	88,660,727

NET INCREASE (DECREASE) IN NET ASSETS	(39,905,875)	148,790,408
NET ASSETS:
Beginning of year	682,961,339	534,170,931

End of year (including undistributed net investment income of $4,024,872 and $2,231,593, respectively)	$643,055,464	$682,961,339

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$22.794	$20.676	$17.318	$26.422	$24.786

Income (loss) from investment operations:
Net investment income[2]	0.439	0.359	0.377	0.426	0.404
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.462)	2.028	3.248	(8.858)	1.496

Total from investment operations	(0.023)	2.387	3.625	(8.432)	1.900

Less dividends and distributions from:
Net investment income	(0.326)	(0.269)	(0.267)	(0.236)	(0.264)
Net realized gain on investments	—	—	—	(0.436)	—

Total dividends and distributions	(0.326)	(0.269)	(0.267)	(0.672)	(0.264)

Net asset value, end of period	$22.445	$22.794	$20.676	$17.318	$26.422

Total return[3]	(0.10% )	11.59%	20.96%	(32.29% )	7.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,689	$263,413	$297,396	$284,601	$301,096
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.74%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.70%	0.71%	0.73%	0.74%	0.78%
Ratio of net investment income to average net assets	1.88%	1.71%	2.09%	1.94%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.88%	1.71%	2.09%	1.94%	1.53%
Portfolio turnover	37%	32%	35%	35%	22%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
	Year Ended				4/30/07[1] to
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$22.801	$20.684	$17.327	$26.416	$26.308

Income (loss) from investment operations:
Net investment income[2]	0.373	0.307	0.331	0.375	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.453)	2.026	3.245	(8.848)	0.096

Total from investment operations	(0.080)	2.333	3.576	(8.473)	0.336

Less dividends and distributions from:
Net investment income	(0.268)	(0.216)	(0.219)	(0.180)	(0.228)
Net realized gain on investments	—	—	—	(0.436)	—

Total dividends and distributions	(0.268)	(0.216)	(0.219)	(0.616)	(0.228)

Net asset value, end of period	$22.453	$22.801	$20.684	$17.327	$26.416

Total return[3]	(0.35% )	11.31%	20.67%	(32.46% )	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$564,366	$419,548	$236,775	$84,111	$12,405
Ratio of expenses to average net assets	0.95%	0.96%	0.98%	0.99%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.95%	0.96%	0.98%	0.99%	1.02%
Ratio of net investment income to average net assets	1.63%	1.46%	1.84%	1.69%	1.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.63%	1.46%	1.84%	1.69%	1.33%
Portfolio turnover	37%	32%	35%	35%	22% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $21,376 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; and 0.60% of the Fund’s average daily net assets in excess of $200 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% of the first $500 million of average daily net assets of the Fund; 0.0125% on the next $1 billion; and 0.0375% in excess of $1.5 billion. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.80% of average daily net assets of the Fund.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.375% of the first $250 million of the Fund’s average daily net assets; 0.350% of the next $250 million; 0.300% of the next $1 billion; and 0.250% of the Fund’s average daily net assets in excess of $1.5 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $68,967 and $4,226, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$339,740
Distribution fees payable to LFD	117,983

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $251,782,508 and sales of $268,454,338 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments was $595,936,927. At December 31, 2011, net unrealized appreciation was $45,809,229, of which $103,257,330 related to unrealized appreciation of investments and $57,448,101 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$633,766,000	$—	$633,766,000
Convertible Preferred Stock	—	1,006,770	1,006,770
Short-Term Investment	6,973,386	—	6,973,386

Total	$640,739,386	$1,006,770	$641,746,156

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$7,700,975	$6,882,332

In addition, the Fund declared an ordinary income consent dividend of $2,231,593 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the estimated components of net assets on a tax basis were as follows:

Shares of beneficial interest	$655,569,008
Undistributed ordinary income	4,024,872
Capital loss carryforwards	(62,337,813)
Unrealized appreciation of investments and foreign currencies	45,799,397

Net assets	$643,055,464

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded an estimate of these differences since the final tax characteristics cannot be determined until fiscal year end.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,238,868)	$7,275	$2,231,593

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $14,068,676 expires in 2016 and $41,628,018 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short term	Long term
$—	$6,641,119

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,496,814	2,333,184
Service Class	9,150,764	7,905,296
Shares issued upon reinvestment of dividends and distributions:
Standard Class	50,706	138,093
Service Class	292,318	174,022

	10,990,602	10,550,595

Shares repurchased:
Standard Class	(9,597,877)	(5,298,770)
Service Class	(2,708,656)	(1,126,100)

	(12,306,533)	(6,424,870)

Net increase (decrease)	(1,315,931)	4,125,725

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No foreign currency exchange contracts were outstanding at December 31, 2011. Realized gain (loss) on forward currency exchange contracts for the year ended December 31, 2011 was $254,592 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$163,349

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP MFS Value Fund–16

LVIP MFS Value Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP MFS Value Fund–17

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the sub-advisory agreements. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies, and its compliance program and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper performance group of large-cap value funds’ and the Russell 1000 Value Index. The Board noted that the Fund’s one year return was below the average return of the Lipper performance group and the benchmark index, while the three year and five year returns were above the average return of the Lipper performance group and the benchmark. With respect to the one year performance, the Board considered LIAC’s view that MFS had invested consistently with its stated investment strategy and did not expect MFS to outperform given that its stated investment strategy had been out of favor in recent market conditions. The Board concluded that the services provided by MFS were acceptable.

The Board reviewed the sub-advisory fee schedule for the Fund, which contains breakpoints, and noted that the sub-advisory fee was within range of the Lipper contractual sub-advisor fees expense group. In addition, the fee was within range of fees charged to comparable registered funds sub-advised by MFS. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding MFS’ estimated profitability from providing sub-advisory services to the Fund and noted that the sub-advisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln Life affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–20

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (9.32%) (Standard Class shares with distributions reinvested) for the fiscal year period ended December 31, 2011, while its benchmark, the Russell 2500™ Value Index*, returned (3.36%).

The year ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the US Federal Reserve, the extension of tax cuts in the US, strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period however as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the US, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period, with encouraging employment and manufacturing data in the US.

The Fund’s underperformance was driven primarily by weak stock selection within financials, materials, and consumer staples. Overall sector allocation, which is a fall-out from bottom up stock selection, contributed modestly to relative performance. In particular, our overweight position in consumer staples and our underweight position in information technology aided relative results.

Among the top detractors to relative performance were PHH (Financials), Sino-Forest (Materials), and Newfield Exploration (Energy). At the end of the period, we continued to hold all three stocks. The largest contributors from relative performance included Varian Semiconductor Equipment (Information Technology), Ross Stores (Consumer Discretionary), and CIGNA (Health Care). We eliminated our position in Varian Semiconductor Equipment prior to the end of the period, but continued to hold Ross Stores and CIGNA.

The US economy has decent momentum, including a pick-up in jobs growth, but fiscal restraint will keep a lid on things. Globally, we face headwinds from a likely European recession and a heavy slate of upcoming sovereign debt maturities. We expect reduced inflationary pressures will give policy makers in China and other Emerging Market countries some flexibility to stimulate demand, and should help consumers at the margin.

We have narrowed our underweight to the more cyclical sectors of our benchmark index. This underweight is concentrated in the financials (due mainly to our underweight in REITs), consumer discretionary, and utilities sectors. We increased our overweight positioning in materials and health care, and moved from underweight to overweight in the consumer staples and energy sectors.

James N. Mordy

Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,871. For comparison, look at how the Russell 2500 Value Index did over the same period. The same $10,000 investment would have increased to $19,982. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–9.32%
Five Years	–0.72%
Ten Years	+5.98%

Service Class Shares
One Year	–9.55%
Inception (4/30/07)	–3.23%

*	The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waiver in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$870.10	1.04%	$4.90
Service Class Shares	1,000.00	869.00	1.29%	6.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.67%
Aerospace & Defense	2.70%
Airlines	0.62%
Beverages	1.77%
Capital Markets	2.35%
Chemicals	6.15%
Commercial Banks	8.10%
Construction & Engineering	1.17%
Containers & Packaging	2.91%
Diversified Consumer Services	0.43%
Diversified Financial Services	1.26%
Electric Utilities	5.84%
Electrical Equipment	4.74%
Electronic Equipment, Instruments & Components	3.17%
Energy Equipment & Services	2.22%
Food Products	4.07%
Gas Utilities	1.32%
Health Care Providers & Services	4.51%
Household Durables	3.04%
Insurance	8.14%
IT Services	0.96%
Leisure Equipment & Products	1.57%
Machinery	6.03%
Media	0.65%
Metals & Mining	0.77%
Multi-Utilities	1.23%
Oil, Gas & Consumable Fuels	4.26%
Paper & Forest Products	0.75%
Pharmaceuticals	3.49%
Real Estate Investment Trusts	2.14%
Real Estate Management & Development	2.77%
Road & Rail	0.95%
Semiconductors & Semiconductor Equipment	3.67%
Specialty Retail	2.57%
Textiles, Apparel & Luxury Goods	0.74%
Thrift & Mortgage Finance	1.61%
Short-Term Investment	1.47%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Arrow Electronics	2.76%
NV Energy	2.36%
Thomas & Betts	2.20%
Reinsurance Group of America	2.18%
FMC	1.94%
Barnes Group	1.92%
Northeast Utilities	1.88%
Hubbell Class B	1.84%
Ross Stores	1.82%
Unum Group	1.81%
Total	20.71%

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.67%
Aerospace & Defense–2.70%
†Esterline Technologies	18,200	$1,018,654
†Teledyne Technologies	25,900	1,420,615

		2,439,269

Airlines–0.62%
†Delta Air Lines	69,850	565,087

		565,087

Beverages–1.77%
Molson Coors Brewing Class B	36,700	1,597,918

		1,597,918

Capital Markets–2.35%
†E Trade Financial	38,200	304,072
Invesco	48,700	978,383
†LPL Investment Holdings	12,600	384,804
Solar Capital	20,742	458,191
*=†Solar Cayman Escrow	26,800	2,680

		2,128,130

Chemicals–6.15%
CF Industries Holdings	9,100	1,319,318
FMC	20,400	1,755,216
Incitec Pivot	224,345	713,586
Methanex	57,000	1,300,740
Yingde Gases	462,500	472,230

		5,561,090

Commercial Banks–8.10%
Comerica	38,500	993,300
Fifth Third Bancorp	94,200	1,198,224
First Midwest Bancorp	38,400	388,992
Huntington Bancshares	172,372	946,322
M&T Bank	11,200	855,008
†Popular	450,100	625,639
Regions Financial	130,500	561,150
TCF Financial	92,100	950,472
Umpqua Holdings	65,100	806,589

		7,325,696

Construction & Engineering–1.17%
†URS	30,100	1,057,112

		1,057,112

Containers & Packaging–2.91%
Greif Class A	19,100	870,005
†Owens-Illinois	51,100	990,318
Rexam	141,352	774,590

		2,634,913

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.43%
DeVry	10,200	$392,292

		392,292

Diversified Financial Services–1.26%
†PHH	106,400	1,138,480

		1,138,480

Electric Utilities–5.84%
Northeast Utilities	47,200	1,702,504
NV Energy	130,700	2,136,945
Westar Energy	50,300	1,447,634

		5,287,083

Electrical Equipment–4.74%
AMETEK	14,950	629,395
Hubbell Class B	24,900	1,664,814
†Thomas & Betts	36,500	1,992,900

		4,287,109

Electronic Equipment, Instruments & Components–3.17%
†Arrow Electronics	66,800	2,498,988
†Flextronics International	65,800	372,428

		2,871,416

Energy Equipment & Services–2.22%
ENSCO ADR	19,500	914,940
Tidewater	22,200	1,094,460

		2,009,400

Food Products–4.07%
China Agri-Industries Holdings	548,000	417,001
Corn Products International	12,200	641,598
Cosan Class A	54,200	594,032
Maple Leaf Foods	79,200	841,949
Tyson Food Class A	57,400	1,184,736

		3,679,316

Gas Utilities–1.32%
UGI	40,800	1,199,520

		1,199,520

Health Care Providers & Services–4.51%
AmerisourceBergen	17,800	661,982
†Brookdale Senior Living	67,400	1,172,086
CIGNA	38,200	1,604,400
†Vanguard Health Systems	62,500	638,750

		4,077,218

Household Durables–3.04%
Lennar Class A	58,200	1,143,630
†Toll Brothers	78,500	1,602,970

		2,746,600

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–8.14%
Everest Re Group	18,700	$1,572,483
Platinum Underwriters Holdings	28,690	978,616
Principal Financial Group	48,900	1,202,940
Reinsurance Group of America	37,731	1,971,445
Unum Group	77,600	1,635,032

		7,360,516

IT Services–0.96%
†Booz Allen Hamilton Holding	50,400	869,400

		869,400

Leisure Equipment & Products–1.57%
Mattel	51,300	1,424,088

		1,424,088

Machinery–6.03%
†AGCO	19,300	829,321
Barnes Group	72,000	1,735,920
Dover	22,100	1,282,905
Pentair	41,600	1,384,864
†Terex	16,700	225,617

		5,458,627

Media–0.65%
Virgin Media	27,400	585,812

		585,812

Metals & Mining–0.77%
Steel Dynamics	52,700	693,005

		693,005

Multi-Utilities–1.23%
Wisconsin Energy	31,900	1,115,224

		1,115,224

Oil, Gas & Consumable Fuels–4.26%
†Cobalt International Energy	73,300	1,137,616
Consol Energy	13,300	488,110
Japan Petroleum Exploration	18,900	739,202
†Lone Pine Resources	90,500	634,405
†Newfield Exploration	22,600	852,698

		3,852,031

Paper & Forest Products–0.75%
†Louisiana-Pacific	82,400	664,968
=†Sino-Forest	34,200	11,756
=†Sino-Forest 144A	19,100	6,566

		683,290

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–3.49%
Almirall	117,037	$804,302
†Impax Laboratories	59,600	1,202,132
UCB	27,324	1,149,642

		3,156,076

Real Estate Investment Trusts–2.14%
American Assets Trust	31,100	637,861
Weyerhaeuser	69,400	1,295,698

		1,933,559

Real Estate Management & Development–2.77%
BR Properties	162,500	1,613,487
†Forest City Enterprises Class A	50,800	600,456
Iguatemi Empresa de Shopping Centers	15,700	292,058

		2,506,001

Road & Rail–0.95%
†Swift Transportation	104,500	861,080

		861,080

Semiconductors & Semiconductor Equipment–3.67%
Avago Technologies	45,400	1,310,244
Linear Technology	25,400	762,762
†Microsemi	74,300	1,244,525

		3,317,531

Specialty Retail–2.57%
†ANN	27,600	683,928
Ross Stores	34,600	1,644,538

		2,328,466

Textiles, Apparel & Luxury Goods–0.74%
†Samsonite International	425,100	666,665

		666,665

Thrift & Mortgage Finance–1.61%
BankUnited	40,800	897,192
†Beneficial Mutual Bancorp	66,600	556,776

		1,453,968

Total Common Stock (Cost $82,087,711)		89,262,988

SHORT-TERM INVESTMENT–1.47%
Money Market Mutual Fund–1.47%
Dreyfus Treasury & Agency Cash Management Fund	1,325,745	1,325,745

Total Short-Term Investment (Cost $1,325,745)		1,325,745

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.14% (Cost $83,413,456)	$90,588,733
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(125,594)

NET ASSETS APPLICABLE TO 7,045,290 SHARES OUTSTANDING–100.00%	$90,463,139

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($42,579,175 / 3,312,268 Shares)	$12.855

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($47,883,964 / 3,733,022 Shares)	$12.827

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$128,690,288
Undistributed net investment income	244,703
Accumulated net realized loss on investments	(45,646,705)
Net unrealized appreciation of investments and foreign currencies	7,174,853

Total net assets	$90,463,139

†	Non income producing security.

*	Common Stock Unit

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $21,002, which represented 0.02% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CAD–Canadian Dollar

MNB–Mellon National Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Mid-Cap Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$1,330,120
Interest	66
Foreign tax withheld	(21,113)

1,309,073

EXPENSES:
Management fees	873,168
Distribution expenses-Service Class	112,011
Accounting and administration fees	42,815
Custody fees	28,608
Reports and statements to shareholders	25,837
Professional fees	21,537
Trustees’ fees	2,892
Pricing fees	1,994
Other	5,648

1,114,510
Less expenses waived/reimbursed	(24,664)

Total operating expenses	1,089,846

NET INVESTMENT INCOME	219,227

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	6,330,061
Foreign currencies	(533)

Net realized gain	6,329,528
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(15,145,395)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(8,815,867)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,596,640)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$219,227	$248,157
Net realized gain on investments and foreign currencies	6,329,528	6,316,374
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(15,145,395)	12,236,882

Net increase (decrease) in net assets resulting from operations	(8,596,640)	18,801,413

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(123,831)
Service Class	—	(3,009)

	—	(126,840)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,977,825	9,845,652
Service Class	24,984,736	21,263,104
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	123,831
Service Class	—	3,009

	30,962,561	31,235,596

Cost of shares repurchased:
Standard Class	(14,250,519)	(12,252,219)
Service Class	(16,825,671)	(10,467,344)

	(31,076,190)	(22,719,563)

Increase (decrease) in net assets derived from capital share transactions	(113,629)	8,516,033

NET INCREASE (DECREASE) IN NET ASSETS	(8,710,269)	27,190,606
NET ASSETS:
Beginning of year	99,173,408	71,982,802

End of year (including undistributed net investment income of $244,703 and $84,975, respectively)	$90,463,139	$99,173,408

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$14.176	$11.468	$8.089	$14.658	$14.473

Income (loss) from investment operations:
Net investment income[2]	0.049	0.049	0.058	0.069	0.066
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.370)	2.691	3.371	(5.772)	0.170

Total from investment operations	(1.321)	2.740	3.429	(5.703)	0.236

Less dividends and distributions from:
Net investment income	—	(0.032)	(0.050)	(0.037)	(0.051)
Net realized gain on investments	—	—	—	(0.829)	—

Total dividends and distributions	—	(0.032)	(0.050)	(0.866)	(0.051)

Net asset value, end of period	$12.855	$14.176	$11.468	$8.089	$14.658

Total return[3]	(9.32% )	23.90%	42.44%	(40.71% )	1.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,579	$55,143	$46,759	$82,094	$92,072
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	0.99%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.07%	1.08%	1.10%	0.99%	1.03%
Ratio of net investment income to average net assets	0.35%	0.40%	0.65%	0.62%	0.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.32%	0.36%	0.59%	0.62%	0.41%
Portfolio turnover	56%	48%	61%	70%	71%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Service Class
	Year Ended				4/30/07[1] to 12/31/07
	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$14.180	$11.475	$8.096	$14.656	$16.086

Income (loss) from investment operations:
Net investment income[2]	0.014	0.018	0.034	0.041	0.024
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.367)	2.688	3.372	(5.763)	(1.425)

Total from investment operations	(1.353)	2.706	3.406	(5.722)	(1.401)

Less dividends and distributions from:
Net investment income	—	(0.001)	(0.027)	(0.009)	(0.029)
Net realized gain on investments	—	—	—	(0.829)	—

Total dividends and distributions	—	(0.001)	(0.027)	(0.838)	(0.029)

Net asset value, end of period	$12.827	$14.180	$11.475	$8.096	$14.656

Total return[3]	(9.55% )	23.59%	42.09%	(40.85% )	(8.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,884	$44,030	$25,224	$14,199	$14,885
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.24%	1.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.32%	1.33%	1.35%	1.24%	1.27%
Ratio of net investment income to average net assets	0.10%	0.15%	0.40%	0.37%	0.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.07%	0.11%	0.34%	0.37%	0.21%
Portfolio turnover	56%	48%	61%	70%	71% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,625 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% of the first $25 million of average daily net assets of the Fund. The agreements will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreements will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.65% of the first $50 million; 0.55% on the next $50 million; and 0.45% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $9,395 and $667, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$65,007
Distribution fees payable to LFD	10,025

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $52,733,697 and sales of $52,311,832 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $86,913,286. At December 31, 2011, net unrealized appreciation was $3,675,447, of which $14,635,197 related to unrealized appreciation of investments and $10,959,750 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$89,241,986	$—	$21,002	$89,262,988
Short-Term Investment	1,325,745	—	—	1,325,745

Total	$90,567,731	$—	$21,002	$90,588,733

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/10	$11,792
Purchases	309,608
Transfers into Level 3	661,104
Net change in unrealized appreciation/depreciation	(961,502)

Balance as of 12/31/11	$21,002

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(961,502)

During the year ended December 31, 2011, transfers into Level 3 investments out of Level 1 investments were made in the amount of $661,104 for the Fund. This was due to lack of market activity in 2011 compared to 2010 for the related investments.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. During the year ended December 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2010 was as follows:

Year Ended 12/31/10
Ordinary income	$126,840

In addition, the fund declared an ordinary income consent dividend of $58,966 for the year ended December 31, 2010. The amount has been deemed paid and contributed to the fund as additional paid-in capital.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$128,690,288
Undistributed ordinary income	246,035
Post-October losses	(483,802)
Qualified late year losses	(1,332)
Capital loss carryforwards	(41,663,073)
Unrealized appreciation of investments and foreign currencies	3,675,023

Net assets	$90,463,139

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of foreign transaction taxes and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(59,499)	$533	$58,966

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,109,415 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $5,997,466 expires in 2016 and $35,665,607 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10

Shares sold:
Standard Class	431,585	800,910
Service Class	1,828,708	1,752,651
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	9,013
Service Class	—	219

	2,260,293	2,562,793

Shares repurchased:
Standard Class	(1,009,311)	(997,310)
Service Class	(1,200,645)	(846,102)

	(2,209,956)	(1,843,412)

Net increase	50,337	719,381

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation (depreciation) on forward currency exchange contracts for the year ended December 31, 2011 was $(15) and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized gain (loss) on forward currency exchange contracts for the year ended December 31, 2011 was $10,622 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$22,805	$48,283

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mid-Cap Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees were above the average of the Lipper expense group and that total expenses after giving effect to the expense limitation and advisory fee waiver in place for the period were above the average, although within range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation and advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreements. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap value funds and the Russell 2500 Value Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group and above the benchmark for the one year and three year periods. The Board concluded that the services provided by Wellington were satisfactory.

The Board noted that the sub-advisory fee schedule for the Fund, which contains breakpoints, was slightly higher than the fees charged to other clients. They considered Wellington’s representations that the fee was fair and reasonable in light of the scope and quality of the services provided and that it does not believe that comparisons between the Fund and institutional separate accounts are relevant. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the sub-advisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mid-Cap Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund–19

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (4.21%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI EAFE Index (net dividends)*, returned (12.14%).

International equity market returns were held back by the impact of natural disasters, such as the Tohoku earthquake and tsunami in Japan, the sovereign debt crisis in Europe, and the persistently weak economic data from the US. In Europe, non-euro zone countries tended to perform well on a relative basis. The UK equity market was amongst the best performing markets, although still declining by 2.6% (returns notes in U.S. dollars), as the UK coalition government pressed ahead with tough austerity measures. The energy-intensive Norwegian equity market also delivered one of the best relative returns, although still falling 10%. Whereas euro zone equity markets tended to underperform the broader index as sovereign debt tensions weighed. For example, Greece had by far the worst performing equity market, down 62.8%, Italy and Portugal both fell more than 23%, and the German and French equity markets decreased 18.1% and 16.9% respectively. In Asia Pacific, the equity markets in New Zealand and Australia generated the best relative returns, up 5.5% and down 11% respectively. The Japanese equity market fell 14.3%, as the impact of the natural disasters held back returns. In Singapore, the equity market fell 17.9%. Singaporean bank and real estate stocks reacted negatively to the announcement of certain tax measures intended to curtail house price inflation.

In 2011, certain classically-defensive sectors performed strongly. The health care and consumer staples sectors produced the highest returns. The energy sector also generated strong relative returns, supported by higher oil prices, partly reflecting political turmoil in certain oil-producing nations. Conversely, the utilities sector was amongst the worst performing sectors, driven in part by concerns surrounding regulatory intervention and financial leverage. Amid ongoing euro zone sovereign debt tensions, the financials sector fell over 20%. The worst performing sector in 2011 was the materials sector, falling over 22% as investors looked to reduce their exposure to risk.

While providing a negative return for the year, the Fund’s return outperformed its benchmark index. Exposure to health care (the best performing sector) was beneficial in 2011, demonstrating defensive qualities in a weak market, in particular, the pharmaceutical companies GlaxoSmithKline, in the UK, and Sanofi, in France. In addition, Telstra, the Australian telecommunications company, increased during the year as the new network transaction with the government progressed towards resolution. Conversely, Carrefour the French food retailer, fell following several profit warnings triggered by strategic indecision and competitive pressures in the French market. RWE, the German utility, declined after the German government announced both a nuclear levy and nuclear decommissioning requirements in the wake of the Fukushima disaster in Japan. Finally, French bank Societe Generale fell during the year, due to European sovereign debt and US dollar funding concerns.

Country allocation effects added to investment returns. The underweight positions in Finland and Germany added to the returns. This was partially offset, however, by the underweight position in the UK and by the overweight position in Italy.

Stock selection within markets was the dominant, positive influence on relative returns during the year. This was driven by strong stock selection in the UK, Japan and the Netherlands. At the sector level, allocation between sectors added to the returns, helped by the overweight position in the health care sector and by the underweight position in the materials sector. Stock selection within sectors was also positive for returns, in particular stock selection in the telecommunication services and IT sectors.

Clive Gillmore

Elizabeth A. Desmond, CFA

Emma R. E. Lewis

Melissa J.A. Platt, CFA

Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,788. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,795. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–4.21%
Five Years	–3.42%
Ten Years	+6.51%

Service Class Shares
One Year	–4.45%
Five Years	–3.66%
Inception (5/15/03)	+7.78%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$885.40	0.85%	$4.04
Service Class Shares	1,000.00	884.30	1.10%	5.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.92	0.85%	$4.33
Service Class Shares	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country	Percentage of Net Assets
Common Stock	98.62%
Australia	6.99%
Belgium	0.00%
France	14.55%
Germany	5.15%
Israel	2.29%
Italy	3.68%
Japan	20.44%
Netherlands	5.26%
Singapore	3.72%
Spain	5.92%
Switzerland	6.22%
Taiwan	1.85%
United Kingdom	22.55%
Short-Term Investment	0.80%
Total Value of Securities	99.42%
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Automobiles	1.60%
Beverages	0.06%
Building Products	1.43%
Chemicals	0.75%
Commercial Banks	4.18%
Construction & Engineering	1.50%
Containers & Packaging	1.75%
Diversified Financial Services	1.15%
Diversified Telecommunication Services	11.02%
Electric Utilities	2.16%
Electronic Equipment, Instruments & Components	0.91%
Food & Staples Retailing	11.18%
Food Products	3.12%
Hotels, Restaurants & Leisure	2.23%
Industrial Conglomerates	0.95%
Insurance	7.46%
Machinery	0.17%
Media	1.61%
Multi-Utilities	2.76%
Office Electronics	3.07%
Oil, Gas & Consumable Fuels	12.88%
Personal Products	2.33%
Pharmaceuticals	16.71%
Professional Services	2.21%
Semiconductors & Semiconductor Equipment	1.85%

Sector	Percentage of Net Assets
Software	1.24%
Wireless Telecommunication Services	2.34%
Total	98.62%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Tesco	3.20%
Unilever	3.12%
Canon	3.07%
Sanofi	3.04%
Novartis	3.04%
Seven & I Holdings	2.99%
Royal Dutch Shell Class A	2.98%
Astella Pharma	2.88%
Total	2.85%
GlaxoSmithKline	2.82%
Total	29.99%

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.62%
Australia–6.99%
Amcor	1,238,921	$9,135,837
AMP	2,022,176	8,417,494
QBE Insurance Group	580,921	7,694,073
Telstra	3,228,013	10,993,829
Treasury Wine Estates	88,696	333,827

		36,575,060

Belgium–0.00%
†*Ageas VVPR Strip	340,580	441

		441

France–14.55%
Carrefour	515,567	11,753,553
Cie de Saint-Gobain	194,610	7,471,553
France Telecom	805,665	12,653,063
†GDF Suez VVPR Strip	60,186	78
Sanofi	216,881	15,929,008
Societe Generale	211,441	4,708,096
Total	291,416	14,897,448
Vallourec	14,002	908,969
Vinci	179,980	7,863,721

		76,185,489

Germany–5.15%
Deutsche Telekom	1,087,443	12,476,324
RWE	411,648	14,464,308

		26,940,632

Israel–2.29%
Teva Pharmaceutical Industries ADR	297,000	11,986,920

		11,986,920

Italy–3.68%
ENI	650,782	13,484,295
Intesa Sanpaolo	3,445,799	5,770,662

		19,254,957

Japan–20.44%
Astellas Pharma	370,500	15,068,412
Canon	362,300	16,053,053
HOYA	221,900	4,780,538
Kao	445,900	12,184,611
Nintendo	35,700	4,917,100
Seven & I Holdings	562,000	15,663,851
Shin-Etsu Chemical	78,700	3,875,689
Takeda Pharmaceutical	314,400	13,808,108
Tokio Marine Holdings	480,100	10,636,311
Toyota Motor	252,000	8,398,909
Trend Micro	52,800	1,578,649

		106,965,231

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands–5.26%
†ING Groep CVA	832,956	$5,993,745
Koninklijke Ahold	973,453	13,108,665
Reed Elsevier	723,300	8,431,406

		27,533,816

Singapore–3.72%
Jardine Matheson Holdings	106,000	4,987,300
Singapore Telecommunications	3,230,000	7,694,330
United Overseas Bank	576,857	6,790,738

		19,472,368

Spain–5.92%
Banco Santander	603,298	4,583,227
†Distribuidora Internacional de Alimentacion	277,016	1,253,007
Iberdrola	1,804,490	11,300,860
Telefonica	800,558	13,867,960

		31,005,054

Switzerland–6.22%
Novartis	278,101	15,899,945
SGS	2,623	4,342,577
†Zurich Financial Services	54,390	12,305,430

		32,547,952

Taiwan–1.85%
Taiwan Semiconductor Manufacturing ADR	750,516	9,689,162

		9,689,162

United Kingdom–22.55%
BG Group	475,419	10,164,689
BP	1,856,881	13,281,743
Compass Group	1,232,096	11,693,031
Experian	532,316	7,238,807
GlaxoSmithKline	645,733	14,758,921
Royal Dutch Shell Class A	427,552	15,576,459
Tesco	2,669,260	16,727,151
Unilever	485,836	16,322,533
Vodafone Group	4,407,933	12,248,606

		118,011,940

Total Common Stock (Cost $454,898,744)		516,169,022

SHORT-TERM INVESTMENT–0.80%
Money Market Mutual Fund–0.80%
Dreyfus Treasury & Agency Cash Management Fund	4,178,351	4,178,351

Total Short-Term Investment (Cost $4,178,351)		4,178,351

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.42% (Cost $459,077,095)	$520,347,373
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.58%	3,051,128

NET ASSETS APPLICABLE TO 36,578,856 SHARES OUTSTANDING–100.00%	$523,398,501

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($398,098,371 / 27,819,988 Shares)	$14.310

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($125,300,130 / 8,758,868 Shares)	$14.306

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$546,601,675
Undistributed net investment income	3,581,628
Accumulated net realized loss on investments	(89,166,316)
Net unrealized appreciation of investments and foreign currencies	62,381,514

Total net assets	$523,398,501

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

†	Non income producing security.

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

The following foreign currency exchange contracts were outstanding at December 31, 2011:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD (24,420,000)	USD 25,531,309	1/31/12	$654,149
MNB	CHF (8,764,000)	USD 9,792,179	1/31/12	455,800

				$1,109,949

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

CHF–Swiss Franc

CVA–Dutch Certificate

MNB–Mellon National Bank

USD–United States Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$27,477,058
Foreign tax withheld	(2,255,795)

25,221,263

EXPENSES:
Management fees	4,405,549
Distribution expenses-Service Class	337,072
Accounting and administration expenses	266,318
Custodian fees	109,395
Reports and statements to shareholders	96,137
Professional fees	28,535
Trustees’ fees	17,992
Pricing fees	4,259
Other	23,181

Total operating expenses	5,288,438

NET INVESTMENT INCOME	19,932,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	10,940,026
Foreign currencies	(1,152,208)

Net realized gain	9,787,818
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(57,751,839)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(47,964,021)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,031,196)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,932,825	$18,655,475
Net realized gain (loss) on investments and foreign currencies	9,787,818	(6,944,998)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(57,751,839)	(708,703)

Net increase (decrease) in net assets resulting from operations	(28,031,196)	11,001,774

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,137,076)	(15,248,194)
Service Class	(3,834,765)	(4,049,149)
Net realized gain on investments:
Standard Class	—	—
Service Class	—	—

	(16,971,841)	(19,297,343)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	146,805,865	54,405,208
Service Class	26,752,526	26,244,696
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,137,076	15,248,194
Service Class	3,834,765	4,049,149

	190,530,232	99,947,247

Cost of shares repurchased:
Standard Class	(193,639,117)	(167,092,206)
Service Class	(30,875,314)	(28,659,812)

	(224,514,431)	(195,752,018)

Decrease in net assets derived from capital share transactions	(33,984,199)	(95,804,771)

NET DECREASE IN NET ASSETS	(78,987,236)	(104,100,340)

NET ASSETS:
Beginning of year	602,385,737	706,486,077

End of year (including undistributed net investment income of $3,581,628 and $1,772,852, respectively)	$523,398,501	$602,385,737

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$15.447	$15.593	$13.343	$24.163	$22.703

Income (loss) from investment operations:
Net investment income[1]	0.544	0.446	0.438	0.736	0.631
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.192)	(0.076)	2.387	(9.302)	1.934

Total from investment operations	(0.648)	0.370	2.825	(8.566)	2.565

Less dividends and distributions from:
Net investment income	(0.489)	(0.516)	(0.470)	(0.937)	(0.482)
Net realized gain on investments	—	—	(0.105)	(1.317)	(0.623)

Total dividends and distributions	(0.489)	(0.516)	(0.575)	(2.254)	(1.105)

Net asset value, end of period	$14.310	$15.447	$15.593	$13.343	$24.163

Total return[2]	(4.21% )	2.46%	21.24%	(36.65% )	11.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$398,099	$467,375	$571,983	$550,891	$880,906
Ratio of expenses to average net assets	0.85%	0.85%	0.86%	0.80%	0.80%
Ratio of net investment income to average net assets	3.47%	3.00%	3.25%	3.83%	2.62%
Portfolio turnover	41%	20%	17%	13%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$15.441	$15.588	$13.345	$24.134	$22.686

Income (loss) from investment operations:
Net investment income[1]	0.502	0.409	0.405	0.687	0.571
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.187)	(0.078)	2.379	(9.278)	1.930

Total from investment operations	(0.685)	0.331	2.784	(8.591)	2.501

Less dividends and distributions from:
Net investment income	(0.450)	(0.478)	(0.436)	(0.881)	(0.430)
Net realized gain on investments	—	—	(0.105)	(1.317)	(0.623)

Total dividends and distributions	(0.450)	(0.478)	(0.541)	(2.198)	(1.053)

Net asset value, end of period	$14.306	$15.441	$15.588	$13.345	$24.134

Total return[2]	(4.45% )	2.21%	20.92%	(36.81% )	11.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,300	$135,011	$134,503	$123,626	$212,645
Ratio of expenses to average net assets	1.10%	1.10%	1.11%	1.05%	1.05%
Ratio of net investment income to average net assets	3.22%	2.75%	3.00%	3.58%	2.37%
Portfolio turnover	41%	20%	17%	13%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $800 million of the Fund’s average daily net assets; 0.35% on the next $500 million; and 0.33% of the average daily net assets of the Fund in excess of $1.3 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $58,426 and $4,247, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$343,628
Distribution fees payable to LFD	26,431

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $236,466,358 and sales of $267,516,696 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $468,865,859. At December 31, 2011, net unrealized appreciation was $51,481,514, of which $115,100,157 related to unrealized appreciation of investments and $63,618,643 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$516,169,022	$—	$516,169,022
Short-Term Investment	4,178,351	—	4,178,351

Total	$520,347,373	$—	$520,347,373

Foreign Currency Exchange Contracts	$—	$1,109,949	$1,109,949

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$16,971,841	$19,297,343

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$546,601,675
Undistributed ordinary income	4,691,577
Post-October losses	(286,291)
Capital loss carryforwards	(79,091,261)
Unrealized appreciation of investments and foreign currencies	51,482,801

Net assets	$523,398,501

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,152,208)	$1,152,208

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $14,710,561 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $73,766,373 expires 2017 and $5,324,888 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	9,542,218	3,721,628
Service Class	1,724,657	1,766,756
Shares issued upon reinvestment of dividends and distributions:
Standard Class	909,013	1,011,075
Service Class	265,871	268,591

	12,441,759	6,768,050

Shares repurchased:
Standard Class	(12,888,779)	(11,158,215)
Service Class	(1,975,542)	(1,919,937)

	(14,864,321)	(13,078,152)

Net decrease	(2,422,562)	(6,310,102)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The change in unrealized appreciation on forward currency exchange contracts for the year ended December 31, 2011 was $1,108,615 and is included in the Statement of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized loss on forward currency exchange contracts for the year ended December 31, 2011 was $367,732 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$879,209	$28,617,651

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of international value funds and the MSCI EAFE Net Index and noted that the one year return was slightly below the average of the Lipper performance group and the benchmark index, and the three year and five year returns were above the average of the Lipper performance group and the benchmark. With respect to the one year performance, the Board considered management’s view that Mondrian had invested consistently with its stated investment strategy and that its long term performance was well above average. The Board determined that the services provided by Mondrian were satisfactory.

The Board reviewed the sub-advisory fee which includes breakpoints, and considered the effective fee rates charged to other registered sub-advised funds managed by Mondrian and noted that the fee was below the average of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, and noted that the sub-advisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board concluded that estimated profitability was not unreasonable. The Board noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mondrian International Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds– Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel–Funds Management, Lincoln National Corporation; Formerly: Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–19

LVIP Money Market Fund

LVIP Money Market Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Money Market Fund

LVIP Money Market Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 0.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Citigroup 90-day Treasury-Bill Index*, returned 0.08%.

The European sovereign credit crisis and the continuation of the Federal Reserve’s Zero Interest Rate policy constrained the environment for money market funds in 2011.

The sovereign credit crisis, which on its own generated significant market uncertainty, infected European bank balance sheets as well, thereby evolving into a general financial crisis in Europe. In response, U.S. money market funds retreated from European bank and finance markets. U.S. money market funds had been the largest source of funding for these European markets. The mass exodus of dollars, coupled with the other pressures bearing upon these banks, resulted in a liquidity crisis in Europe reminiscent of the one experienced in the U.S. a few years ago.

The possible ramifications on this side of the Atlantic of conditions in Europe, coupled with concerns about the fragility of the U.S. economy, moved the Fed to announce its intent to continue to keep short-term interest rates at historically low levels into 2013. In addition, the Fed introduced a new program of quantitative easing, Operation Twist, which attempts to bring long-term interest rates down as well.

As a result, low investment returns and an increasingly tight supply of eligible paper hallmarked the money markets in 2011.

On the regulatory front 2011 was relatively quiet, with most of the regulatory changes for money market funds having taken place in 2010. However, given the events of September 2008 and the freezing up of commercial paper and repo markets, regulatory scrutiny has not abated. On the horizon for 2012 are proposals for further regulatory changes. These include a proposal for capital buffers for money funds and/or introduction of a floating NAV. The money market industry has not generally embraced either of these proposals, and their final disposition is uncertain at this time.

In our view, the two greatest concerns for money market funds in 2012 are two:

1.	Persistence of the liquidity crisis in Europe. We remain cautious and concerned about most European bank issuers, and their ability to maintain Tier 1 credit rating status and their underlying exposures to troubled sovereigns within the European Union. This has resulted in an overall decline in approved commercial paper issuers. We expect that finding viable issuance for purchase in the money market fund portfolio could continue to present challenges.

2.	Continuation of the Fed policies. The Fed’s Zero Interest Rate Policy, along with easing operations, should be in place for all of 2012. From a technical perspective these factors could perpetuate historically low yields at the front end of the yield curve, even if some steepening develops towards the back of the curve in reflection of liquidity issues in Europe.

These concerns should be balanced against the backdrop of slow strengthening in the U.S. economy, with some improvement of employment in particular. Many of the issues facing money market funds in 2012 may hinge on the resolution of the European credit crisis, an improving economic environment and the outcome of proposed further regulatory changes.

Cynthia Isom

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,951. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $12,016. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund’s during the period shown. Performance would have been lower had the expense waiver not been in effect.

LVIP Money Market Fund–1

LVIP Money Market Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.03%
Five Years	+1.52%
Ten Years	+1.79%

Service Class Shares
One Year	+0.03%
Five Years	+1.37%
Inception (5/15/03)	+1.70%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c)	2012 Delaware Management Holdings Inc.

LVIP Money Market Fund–2

LVIP Money Market Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.15%	$0.76
Service Class Shares	1,000.00	1,000.10	0.15%	0.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.45	0.15%	$0.77
Service Class Shares	1,000.00	1,024.45	0.15%	0.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Money Market Fund–3

LVIP Money Market Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Certificates of Deposit	13.51%
Commercial Paper	71.73%
Capital Markets	4.60%
Colleges & Universities	24.17%
Commercial Banks	17.46%
Diversified Financial Services	7.55%
Energy Equipment & Services	1.72%
Health Care Equipment & Supplies	4.02%
Health Care Providers & Services	3.13%
Industrial Conglomerates	4.02%
Oil, Gas & Consumable Fuels	5.06%
Corporate Bonds	3.57%
Municipal Bonds	11.14%
Total Value of Securities	99.95%
Receivables and Other Assets of Liabilities	0.05%
Total Net Assets	100.00%

LVIP Money Market Fund–4

LVIP Money Market Fund

Statement of Net Assets

December 31, 2011

	Principal Amount (U.S. $)	Value (U.S. $)

CERTIFICATES OF DEPOSIT–13.51%
Bank of Montreal Chicago 0.05% 1/4/12	$40,000,000	$40,000,000
Bank of Nova Scotia Houston 0.04% 1/4/12	15,000,000	15,000,000
0.26% 3/2/12	25,000,000	25,000,000
•National Australia Bank New York 0.427% 4/13/12	15,000,000	15,000,000
Royal Bank of Canada New York 0.56% 10/23/12	7,500,000	7,502,431
Toronto Dominion Bank New York 0.30% 6/29/12	15,000,000	15,000,000

Total Certificates of Deposit (Cost $117,502,431)		117,502,431

COMMERCIAL PAPER–71.73%
Capital Markets–4.60%
≠Deutsche Bank 0.06% 1/3/12	40,000,000	39,999,867

		39,999,867

Colleges & Universities–24.17%
≠Brown University 0.16% 3/15/12	12,600,000	12,595,856
0.20% 1/4/12	14,700,000	14,699,755
0.20% 1/17/12	6,700,000	6,699,404
Connecticut Health & Education (Yale University) 0.13% 1/10/12	6,380,000	6,380,000
≠Cornell University 0.19% 3/28/12	4,000,000	3,998,163
0.22% 2/13/12	5,000,000	4,998,686
0.22% 2/22/12	9,000,000	8,997,140
≠Dartmouth College 0.22% 2/9/12	4,000,000	3,999,047
≠Duke University 0.22% 2/9/12	5,475,000	5,473,695
Emory University 0.22% 3/12/12	15,000,000	15,000,000
0.26% 3/8/12	7,500,000	7,500,000
≠Leland Stanford Junior University 0.18% 3/2/12	24,976,000	24,968,382
Massachusetts Health & Education Facilities Authority (Harvard University) 0.14% 1/10/12	2,500,000	2,500,000
≠St. Joseph County, Indiana 0.15% 1/9/12	6,000,000	5,999,800
0.18% 1/5/12	6,457,000	6,456,871
≠University of Chicago 0.16% 3/15/12	25,000,000	24,991,778
0.17% 3/7/12	15,000,000	14,995,325
≠Vanderbilt University 0.29% 1/23/12	15,000,000	14,997,342

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL PAPER (continued)
Colleges & Universities (continued)
≠Yale University 0.16% 1/17/12	$25,000,000	$24,998,223

		210,249,467

Commercial Banks–17.46%
≠Abbey National North America 0.12% 1/3/12	40,000,000	39,999,733
≠Barclays US Funding 0.09% 1/3/12	40,000,000	39,999,800
≠Commonwealth Bank Australia 0.431% 4/10/12	7,000,000	6,991,639
0.612% 6/15/12	25,000,000	24,929,681
@≠Eksportfinans 0.16% 1/9/12	25,000,000	24,999,111
≠Westpac Banking 0.653% 9/5/12	15,000,000	14,932,833

		151,852,797

Diversified Financial Services–7.55%
≠Allianz Finance 0.25% 1/9/12	8,000,000	7,999,556
≠John Deere Credit 0.11% 2/3/12	15,000,000	14,998,488
≠JP Morgan Chase 0.00% 1/3/12	27,675,000	27,674,999
≠National Australia Funding 0.501% 5/1/12	15,000,000	14,974,792

		65,647,835

Energy Equipment & Services–1.72%
≠Schlumberger Holdings 0.12% 1/17/12	15,000,000	14,999,200

		14,999,200

Health Care Equipment & Supplies–4.02%
≠Medtronic 0.13% 2/23/12	35,000,000	34,993,301

		34,993,301

Health Care Providers & Services–3.13%
Catholic Health Initiatives
0.25% 3/13/12	18,250,000	18,250,000
0.25% 3/27/12	9,000,000	9,000,000

		27,250,000

Industrial Conglomerates–4.02%
≠Siemens Capital 0.11% 1/26/12	35,000,000	34,997,326

		34,997,326

Oil, Gas & Consumable Fuels–5.06%
≠Koch Resources 0.13% 1/6/12	40,000,000	39,999,277

LVIP Money Market Fund–5

LVIP Money Market Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL PAPER (continued)
Oil, Gas & Consumable Fuels (continued)
≠Northwest Natural Gas 0.17% 2/3/12	$4,000,000	$3,999,377

		43,998,654

Total Commercial Paper (Cost $623,988,447)		623,988,447

CORPORATE BONDS–3.57%
Capital Markets–0.88%
Bear Stearns 6.95% 8/10/12	3,250,000	3,371,857
Credit Suisse USA 6.50% 1/15/12	500,000	501,120
Goldman Sachs Group 6.60% 1/15/12	3,800,000	3,808,654

		7,681,631

Diversified Financial Services–2.69%
General Electric Capital
4.375% 3/3/12	250,000	251,589
5.875% 2/15/12	13,210,000	13,297,707
6.00% 6/15/12	4,000,000	4,099,183
JP Morgan Chase 5.375% 10/1/12	5,500,000	5,693,092

		23,341,571

Total Corporate Bonds (Cost $31,023,202)		31,023,202

MUNICIPAL BONDS–11.14%
California State Revenue Anticipation Notes Series A2 2.00% 6/26/12	12,000,000	12,092,753
•Delaware River Port Authority Pennsylvania & New Jersey Revenue Series C 0.07% 1/1/26 (LOC–PNC Bank N.A.)	10,250,000	10,250,000

	Principal Amount (U.S. $)	Value (U.S. $)

MUNICIPAL BONDS (continued)
•Hanover County, Virginia Economic Development Authority Revenue (Bon Secours Health) Series D-2 0.07% 11/1/25 (LOC–US Bank N.A.)	$5,800,000	$5,800,000
Los Angeles, California Tax & Revenue Anticipation Notes
2.50% 2/29/12	6,500,000	6,523,093
Series A 2.50% 2/29/12	6,500,000	6,522,694
•Maryland State Health & Higher Educational Facilities Authority Revenue (Adjustable Pooled Loan Program) Series B 0.09% 4/1/35 (LOC–JPMorgan Chase Bank)	12,600,000	12,600,000
•Massachusetts State Port Authority Revenue Series D 0.10% 7/1/29 (LOC–Bank of America N.A.) (AMT)	9,200,000	9,200,000
•New York City, New York Health & Hospital Revenue (Health System) Series E 0.07% 2/15/26 (LOC–JPMorgan Chase Bank)	11,265,000	11,265,000
•New York State Dormitory Authority Revenue Non-State Supported Debt (University of Rochester) Series A-1 0.10% 7/1/27 (LOC–Bank of America N.A.)	4,000,000	4,000,000
•New York State Housing Finance Agency Affordable Housing Revenue (Broadway) Series B 0.15% 5/1/44 (LOC–Wells Fargo Bank N.A.)	3,450,000	3,450,000
Texas State Tax & Revenue Anticipation Notes Series A 2.50% 8/30/12	15,000,000	15,221,590

Total Municipal Bonds (Cost $96,925,130)		96,925,130

TOTAL VALUE OF SECURITIES–99.95% (Cost $869,439,210)r	869,439,210
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	438,617

NET ASSETS APPLICABLE TO 86,987,644 SHARES OUTSTANDING–100.00%	$869,877,827

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($489,141,383 / 48,912,919 Shares)	$10.000

NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($380,736,444 / 38,074,725 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$869,874,495
Accumulated net realized gain on investments	3,332

Total net assets	$869,877,827

LVIP Money Market Fund–6

LVIP Money Market Fund

Statement of Net Assets (continued)

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

≠	The rate shown is the effective yield at the time of purchase.

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $24,999,111, which represented 2.87% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

r	Also the cost for federal income tax purposes.

Summary of Abbreviations:

AMT–Subject to Alternative Minimum Tax

LOC–Letter of Credit

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–7

LVIP Money Market Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Money Market Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$1,948,352

EXPENSES:
Management fees	3,244,382
Distribution expenses-Service Class	963,236
Accounting and administration expenses	407,568
Reports and statements to shareholders	72,286
Trustees’ fees	27,387
Professional fees	24,921
Custodian fees	11,914
Pricing fees	5,659
Other	43,654

4,801,007
Less expenses waived/reimbursed	(2,133,318)
Less waived distribution expenses-Service Class	(963,236)

Total operating expenses	1,704,453

NET INVESTMENT INCOME	243,899

NET REALIZED GAIN ON INVESTMENTS	3,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$247,231

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$243,899	$451,165
Net realized gain on investments	3,332	1,117

Net increase in net assets resulting from operations	247,231	452,282

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(138,268)	(274,926)
Service Class	(105,768)	(176,239)
Net realized gain on investments:
Standard Class	(563)	(2,279)
Service Class	(554)	(1,821)

	(245,153)	(455,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	475,109,568	472,987,316
Service Class	541,173,849	361,381,339
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	138,831	269,858
Service Class	106,322	182,345

	1,016,528,570	834,820,858

Cost of shares repurchased:
Standard Class	(504,711,669)	(611,693,452)
Service Class	(525,175,686)	(446,553,468)

	(1,029,887,355)	(1,058,246,920)

Decrease in net assets derived from capital share transactions	(13,358,785)	(223,426,062)

NET DECREASE IN NET ASSETS	(13,356,707)	(223,429,045)
NET ASSETS:
Beginning of year	883,234,534	1,106,663,579

End of year (including undistributed net investment income of $0 and $137, respectively)	$869,877,827	$883,234,534

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class
	Year Ended
	12/31/11		12/31/10		12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$10.000		$10.000		$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003		0.005		0.034	0.232	0.484

Total from investment operations	0.003		0.005		0.034	0.232	0.484

Less dividends and distributions from:
Net investment income	(0.003)		(0.005)		(0.034)	(0.232)	(0.484)
Net realized gain on investments	—	[1]	—	[1]	— [1]	— [1]	—

Total dividends and distributions	(0.003)		(0.005)		(0.034)	(0.232)	(0.484)

Net asset value, end of period	$10.000		$10.000		$10.000	$10.000	$10.000

Total return[2]	0.03%		0.05%		0.32%	2.34%	4.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$489,141		$518,604		$657,041	$891,527	$620,605
Ratio of expenses to average net assets	0.19%		0.29%		0.43%	0.43%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.43%		0.42%		0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	0.03%		0.05%		0.31%	2.23%	4.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.21%	)	(0.08%	)	0.31%	2.23%	4.84%

[1]

For the years ended December 31, 2011, 2010, 2009 and 2008, net realized gain on investments distributions of $563, $2,279, $8,501 and $3,216, respectively, were made by the Fund, which calculated to de minimus amounts of $0.000, $0.000, $0.000 and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class
	Year Ended
	12/31/11		12/31/10		12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$10.000		$10.000		$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003		0.004		0.009	0.207	0.459

Total from investment operations	0.003		0.004		0.009	0.207	0.459

Less dividends and distributions from:
Net investment income	(0.003)		(0.004)		(0.009)	(0.207)	(0.459)
Net realized gain on investments	—	[1]	—	[1]	— [1]	— [1]	—

Total dividends and distributions	(0.003)		(0.004)		(0.009)	(0.207)	(0.459)

Net asset value, end of period	$10.000		$10.000		$10.000	$10.000	$10.000

Total return[2]	0.03%		0.04%		0.08%	2.10%	4.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$380,737		$364,631		$449,623	$649,414	$292,117
Ratio of expenses to average net assets	0.19%		0.30%		0.65%	0.68%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.68%		0.67%		0.68%	0.68%	0.69%
Ratio of net investment income to average net assets	0.03%		0.04%		0.09%	1.98%	4.59%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.46%	)	(0.33%	)	0.06%	1.98%	4.59%

[1]

For the years ended December 31, 2011, 2010, 2009 and 2008, net realized gain on investments distributions of $554, $1,821, $6,114 and $1,871, respectively, were made by the Fund, which calculated to de minimus amounts of $0.000, $0.000, $0.000 and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–10

LVIP Money Market Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.08% of the first $500 million of the average daily net assets of the Fund; 0.07% of the next $500 million; and 0.06% of the average daily net assets of the Fund in excess of $1 billion.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $89,479 and $6,258, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

LVIP Money Market Fund–11

LVIP Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees (Board). No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

	Expiration Date
	2012	2013	2014	Total
LFD	$152,443	$1,050,792	$963,236	$2,166,471
LIAC	—	1,379,913	2,133,318	3,513,231

Total	$152,443	$2,430,705	$3,096,554	$5,679,702

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$70,639

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 2
Corporate Bonds	$31,023,202
Municipal Bonds	96,925,130
Short-Term Investments	741,490,878

Total	$869,439,210

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP Money Market Fund–12

LVIP Money Market Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$245,153	$455,265

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$869,874,495
Undistributed ordinary income	3,332

Net assets	$869,877,827

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	47,510,958	47,298,731
Service Class	54,117,385	36,138,134
Shares issued upon reinvestment of dividends and distributions:
Standard Class	13,883	26,986
Service Class	10,632	18,235

	101,652,858	83,482,086

Shares repurchased:
Standard Class	(50,471,167)	(61,169,345)
Service Class	(52,517,569)	(44,655,347)

	(102,988,736)	(105,824,692)

Net decrease	(1,335,878)	(22,342,606)

7. Credit and Market Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 46.69% of net assets at December 31, 2011. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Money Market Fund–14

LVIP Money Market Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Money Market Fund–15

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s temporary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper peer group of money market funds and the Citibank 3-Month T-Bill Index. The Independent Trustees noted that the Fund’s returns for all periods was above the average of the Lipper performance group and within range of the benchmark. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Delaware, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Delaware.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Money Market Fund–16

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Money Market Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds–Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel–Funds Management, Lincoln National Corporation; Formerly: Of Counsel– Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–18

LVIP Protected Profile Risk-Based Funds

(formerly LVIP Risk Based Profile Funds)

LVIP Protected Profile Risk-Based Funds

LVIP Protected Profile Conservative Fund

(formerly LVIP Conservative Profile Fund)

LVIP Protected Profile Moderate Fund

(formerly LVIP Moderate Profile Fund)

LVIP Protected Profile Growth Fund

(formerly LVIP Moderately Aggressive Profile Fund)

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Protected Profile Risk-Based Funds

LVIP Protected Profile Risk-Based Funds

2011 Annual Report Commentary

Managed by:

2011 Annual Report Commentary – LVIP Protected Profile Risk Based Funds

The LVIP Protected Profile Conservative Fund returned 3.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Conservative Profile Composite1, returned 4.00%.

The LVIP Protected Profile Moderate Fund returned 1.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Moderate Profile Composite2, returned 1.12%.

The LVIP Protected Profile Growth Fund returned 0.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Growth Profile Composite3, returned (0.28%).

Wilshire Associates, Inc. sub-advised the Funds through April 29, 2011.

From an asset allocation perspective, the Funds benefitted from exposures to the more cyclical areas of the market that experienced stronger performance as investors renewed their optimism in the growth of the global economy. Within equities, small and mid-cap U.S. equities, and non-U.S. equities were among the leading asset class contributors to the Funds’ outperformance. Within fixed income, consistent exposures to high yield bonds, global bonds and Treasury Inflation Protected Securities (TIPS) contributed to the Funds’ excess returns.

In terms of fund selection, alpha was derived within all of the major asset class segments as the majority of funds outperformed their benchmarks. As small cap equities led the markets, the Funds benefitted from allocations to LVIP MFS Value Opportunities Fund and LVIP Baron Growth Opportunities Fund, which outperformed both the broad Wilshire 5000 Total Market lndexSM4 as well as their granular small cap benchmarks. Within large cap U.S. equities, Delaware VIP Value Series and LVIP SSgA Large Cap 100 Fund also made notable contributions to absolute and excess performance. Within international equities, LVIP Templeton Growth Fund and LVIP Mondrian International Value Fund widely outpaced the MSCI EAFE Index (net dividends)5 over the period. While emerging market equities lagged developed international markets, both Delaware VIP® Emerging Markets Series and LVIP SSgA Emerging Markets 100 Fund beat the MSCI Emerging Markets Index (net dividends)6 . The majority of fixed income funds outperformed the Barclays Capital Aggregate Bond Index7. In particular, notable alpha was achieved by LVIP JP Morgan High Yield Fund and LVIP Global Income Fund.

Victor Zhang

Wilshire Associates

Lincoln Investment Advisors Corporation assumed portfolio management responsibilities for the Funds on April 30, 2011 through December 31, 2011.

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500® Index8 ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent S&P downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends) fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends) fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index7 advancing 7.84%. Investors in longer duration bonds were rewarded with double digit returns as a result of the drop in interest rates.

Effective April 30, 2011, Lincoln Investment Advisors Corporation (LIAC) assumed portfolio management responsibilities of the LVIP Protected Profile Risk-Based series of Funds from the previous sub-advisor, Wilshire Associates, Inc.

During the year, the Funds’ exposure to U.S. equity underlying funds generally contributed to total returns. Leading contributors were the Delaware VIP U.S. Growth Series and the Delaware VIP Value Series both of which posted returns well in excess of their respective

LVIP Protected Profile Risk-Based Funds–1

LVIP Protected Profile Risk-Based Funds

2011 Annual Report Commentary (continued)

benchmarks during the year. Also contributing to positive total returns was exposure to the LVIP SSgA S&P 500 Index Fund. The international equity portion of the Funds’ overall detracted from total returns as non-U.S. equity markets sold off during 2011. Leading detractors included the Delaware VIP Emerging Markets Fund, LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA International Index Fund.

Fixed income exposure contributed to the Funds’ overall returns during the year as the underlying funds benefitted from a drop in interest rates. Key contributors included the LVIP Delaware Bond Fund, LVIP Blackrock Inflation Protected Bond Fund and the Delaware VIP Diversified Income Series.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Protected Profile Conservative Fund

Growth of $10,000 invested 5/3/05 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile Conservative Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,321 for the Service Class shares and to $14,560 for the Standard Class shares. For comparison, look at how the Conservative Profile Composite Index and Barclays Capital U.S. Aggregate Index did from 5/3/05 through 12/31/11. The same $10,000 investment would have increased to $14,039 and $14,514, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One year	+3.69%
Five Years	+4.69%
Inception (5/3/05)	+5.80%

Service Class Shares
One year	+3.45%
Five Years	+4.43%
Inception (5/3/05)	+5.54%

LVIP Protected Profile Risk-Based Funds–2

LVIP Protected Profile Risk-Based Funds

2011 Annual Report Commentary (continued)

LVIP Protected Profile Moderate Fund

Growth of $10,000 invested 5/3/05 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile Moderate Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,923 for the Service Class shares and to $14,157 for the Standard Class shares. For comparison, look at how the Moderate Profile Composite Index and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/11. The same $10,000 investment would have increased to $14,038 and $12,960, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One year	+1.18%
Five Years	+3.06%
Inception (5/3/05)	+5.35%

Service Class Shares
One year	+0.92%
Five Years	+2.81%
Inception (5/3/05)	+5.09%

LVIP Protected Profile Growth Fund

Growth of $10,000 invested 5/3/05 through 12/31/11

This chart illustrates hypothetically, that $10,000 was invested in the LVIP Protected Profile Growth Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31,2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,251 for the Service Class shares and increased to $13,472 for the Standard Class shares. For comparison look at how the Growth Profile Composite Index and Wilshire 5000 Total Market Index SM did from 5/3/05 through 12/31/11. The same $10,000 investment would have increased to $13,254 and increased to $12,960, respectively. Earnings from variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had to expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.02%
Five Years	+1.24%
Inception (5/3/05)	+4.57%

Service Class Shares
One Year	–0.24%
Five Years	+0.99%
Inception (5/3/05)	+4.31%

1

The Conservative Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Profile Composite is constricted as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Index and 10% MSCI EAFE Index (net dividends).

2

The Moderate Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Profile Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Index, 15% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

LVIP Protected Profile Risk-Based Funds–3

LVIP Protected Profile Risk-Based Funds

2011 Annual Report Commentary (continued)

3

The Growth Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderately Aggressive Profile Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

4

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

6	The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

7	The Barclays Capital U.S. Aggregate Index measures the performance of more then 8,500 publicly issued investment grate (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

8	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP Protected Profile Risk Based Funds–4

LVIP Protected Profile Risk-Based Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Protected Profile Conservative Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$990.40	0.20%	$1.00
Service Class Shares	1,000.00	989.20	0.45%	2.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Protected Profile Moderate Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$961.90	0.20%	$0.99
Service Class Shares	1,000.00	960.70	0.45%	2.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Protected Profile Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$947.90	0.20%	$0.98
Service Class Shares	1,000.00	946.70	0.45%	2.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Protected Profile Risk-Based Funds–5

LVIP Protected Profile Risk-Based Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP Protected Profile Conservative Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	80.00%
Equity Funds	22.67%
Fixed Income Funds	43.43%
International Equity Funds	9.21%
International Fixed Income Fund	4.69%
Unaffiliated Investment Companies	15.41%
Commodity Fund	0.90%
Equity Funds	4.74%
Fixed Income Funds	9.77%
Short-Term Investment	3.93%
Total Value of Securities	99.34%
Receivables and Other Assets Net of Liabilities	0.66%
Total Net Assets	100.00%

LVIP Protected Profile Moderate Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	81.52%
Equity Funds	31.44%
Fixed Income Funds	27.81%
International Equity Funds	18.49%
International Fixed Income Fund	3.78%
Unaffiliated Investment Companies	14.03%
Commodity Fund	0.91%
Equity Funds	5.81%
Fixed Income Funds	7.31%
Short-Term Investment	2.74%
Total Value of Securities	98.29%
Receivables and Other Assets Net of Liabilities	1.71%
Total Net Assets	100.00%

LVIP Protected Profile Growth Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	80.12%
Equity Funds	33.94%
Fixed Income Funds	18.70%
International Equity Funds	23.74%
International Fixed Income Fund	3.74%
Unaffiliated Investment Companies	13.89%
Commodity Fund	1.80%
Equity Funds	5.71%
Fixed Income Funds	6.38%
Short-Term Investment	4.02%
Total Value of Securities	98.03%
Receivables and Other Assets Net of Liabilities	1.97%
Total Net Assets	100.00%

LVIP Protected Profile Risk-Based Funds–6

LVIP Protected Profile Conservative Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–80.00%
Equity Funds–22.67%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	916,055	$9,534,302
LVIP SSgA S&P 500 Index Fund	9,136,307	81,276,589
LVIP SSgA Small-Cap Index Fund	1,398,941	23,818,368

		114,629,259

Fixed Income Funds–43.43%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	2,191,405	24,155,861
LVIP Delaware Bond Fund	11,943,482	166,205,495
LVIP Delaware Diversified Floating Rate Fund	1,967,746	19,413,781
LVIP J.P. Morgan High Yield Bond Fund	966,759	9,801,966

		219,577,103

International Equity Funds–9.21%
*Lincoln Variable Insurance Products Trust–
†LVIP Cohen & Steers Global Real Estate Fund	684,574	4,665,371
LVIP Mondrian International Value Fund	679,892	9,729,259
LVIP SSgA Developed International 150 Fund	1,269,944	9,289,641
LVIP SSgA International Index Fund	3,337,343	22,864,135

		46,548,406

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–4.69%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	2,118,136	$23,708,298

		23,708,298

Total Affiliated Investment Companies (Cost $384,832,578)		404,463,066

UNAFFILIATED INVESTMENT COMPANIES–15.41%
Commodity Fund–0.90%
**PIMCO CommodityRealReturn Strategy Portfolio	700,887	4,583,799

		4,583,799

Equity Funds–4.74%
*Delaware VIP Trust–
Delaware VIP U.S. Growth Series	1,622,047	14,192,914
Delaware VIP Value Series	551,478	9,777,710

		23,970,624

Fixed Income Funds – 9.77%
***American Funds®–
American Funds Mortgage Fund	1,296,684	13,122,442
*Delaware VIP Trust–
Delaware VIP Diversified Income Series	3,291,117	36,268,111

		49,390,553

Total Unaffiliated Investment Companies (Cost $64,327,252)		77,944,976

SHORT-TERM INVESTMENT–3.93%
Money Market Mutual Fund–3.93%
Dreyfus Treasury & Agency Cash Management Fund	19,855,939	19,855,939

Total Short-Term Investment (Cost $19,855,939)		19,855,939

TOTAL VALUE OF SECURITIES–99.34% (Cost $469,015,769)	502,263,981
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.66%****	3,329,504

NET ASSETS APPLICABLE TO 41,358,056 SHARES OUTSTANDING–100.00%	$505,593,485

NET ASSET VALUE–LVIP PROTECTED PROFILE CONSERVATIVE FUND STANDARD CLASS ($53,689,582 / 4,391,335 Shares)	$12.226

NET ASSET VALUE–LVIP PROTECTED PROFILE CONSERVATIVE FUND SERVICE CLASS ($451,903,903 / 36,966,721 Shares)	$12.225

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$462,001,516
Undistributed net investment income	15,506,000
Accumulated net realized loss on investments	(5,014,355)
Net unrealized appreciation of investments and foreign currencies	33,100,324

Total net assets	$505,593,485

LVIP Protected Profile Risk-Based Funds–7

LVIP Protected Profile Conservative Fund

Statement of Net Assets (continued)

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Class F-2 shares.

****	Includes $2,649,468 pledged as collateral for futures contracts.

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(18) BP Currency	$(1,729,625)	$(1,743,750)	3/19/12	$(14,125)
(24) Euro Currency	(3,882,558)	(3,890,400)	3/22/12	(7,842)
(127) Euro STOXX 50	(3,710,170)	(3,793,507)	3/19/12	(83,337)
(21) FTSE 100 Index	(1,773,748)	(1,805,746)	3/19/12	(31,998)
(9) Japanese Yen Currency	(1,449,735)	(1,463,625)	3/23/12	(13,890)
(21) MINI MSCI Emerging Markets	(957,578)	(967,575)	3/17/12	(9,997)
(12) Nikkei 225	(1,290,698)	(1,317,568)	3/9/12	(26,870)
(78) Russell 2000 MINI	(5,778,486)	(5,762,640)	3/16/12	15,846
(358) S&P 500 EMINI	(22,444,538)	(22,421,540)	3/17/12	22,998
(3) S&P Mid 400 EMINI	(263,662)	(263,190)	3/17/12	472

	$(43,280,798)			$(148,743)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–8

LVIP Protected Profile Moderate Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–81.52%
Equity Funds–31.44%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	5,148,633	$53,586,968
LVIP SSgA S&P 500 Index Fund	31,671,840	281,752,688
LVIP SSgA Small-Cap Index Fund	6,286,393	107,032,130

		442,371,786

Fixed Income Funds–27.81%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	6,158,284	67,882,766
LVIP Delaware Bond Fund	16,359,395	227,657,348
LVIP Delaware Diversified Floating Rate Fund	5,530,175	54,560,710
LVIP J.P. Morgan High Yield Bond Fund	4,070,895	41,274,807

		391,375,631

International Equity Funds–18.49%
*Lincoln Variable Insurance Products Trust–
†LVIP Cohen & Steers Global Real Estate Fund	3,846,850	26,216,283
LVIP MFS International Growth Fund	2,354,839	25,698,362
LVIP Mondrian International Value Fund	2,865,265	41,001,937
LVIP SSgA Developed International 150 Fund	5,351,502	39,146,240
LVIP SSgA Emerging Markets 100 Fund	1,203,264	12,711,278
LVIP SSgA International Index Fund	16,856,980	115,487,172

		260,261,272

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.78%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	4,754,220	$53,213,980

		53,213,980

Total Affiliated Investment Companies (Cost $1,103,029,967)		1,147,222,669

UNAFFILIATED INVESTMENT COMPANIES–14.03%
Commodity Fund–0.91%
**PIMCO CommodityRealReturn Strategy Portfolio	1,968,858	12,876,328

		12,876,328

Equity Funds–5.81%
*Delaware VIP Trust–
Delaware VIP U.S. Growth Series	4,594,336	40,200,443
Delaware VIP Value Series	2,342,358	41,530,004

		81,730,447

Fixed Income Funds–7.31%
***American Funds®–
American Funds Mortgage Fund	1,296,656	13,122,156
*Delaware VIP Trust–
Delaware VIP Diversified Income Series	8,139,316	89,695,258

		102,817,414

Total Unaffiliated Investment Companies (Cost $159,544,313)		197,424,189

SHORT-TERM INVESTMENT–2.74%
Money Market Mutual Fund–2.74%
Dreyfus Treasury & Agency Cash Management Fund	38,502,787	38,502,787

Total Short-Term Investment (Cost $38,502,787)		38,502,787

TOTAL VALUE OF SECURITIES–98.29% (Cost $1,301,077,067)	1,383,149,645
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.71%****	24,095,117

NET ASSETS APPLICABLE TO 118,820,659 SHARES OUTSTANDING–100.00%	$1,407,244,762

NET ASSET VALUE–LVIP PROTECTED PROFILE MODERATE FUND STANDARD CLASS ($143,782,324 / 12,139,422 Shares)	$11.844

NET ASSET VALUE–LVIP PROTECTED PROFILE MODERATE FUND SERVICE CLASS ($1,263,462,438 / 106,681,237 Shares)	$11.843

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$1,381,999,545
Undistributed net investment income	34,721,136
Accumulated net realized loss on investments	(89,970,033)
Net unrealized appreciation of investments and foreign currencies	80,494,114

Total net assets	$1,407,244,762

LVIP Protected Profile Risk-Based Funds–9

LVIP Protected Profile Moderate Fund

Statement of Net Assets (continued)

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Class F-2 shares.

****	Includes $21,187,505 pledged as collateral for futures contracts.

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(177) BP Currency	$(17,007,974)	$(17,146,875)	3/19/12	$(138,901)
(221) Euro Currency	(35,749,015)	(35,824,100)	3/22/12	(75,085)
(1,242) Euro STOXX 50	(36,283,714)	(37,098,709)	3/19/12	(814,995)
(201) FTSE 100 Index	(16,977,307)	(17,283,571)	3/19/12	(306,264)
(92) Japanese Yen Currency	(14,837,095)	(14,961,500)	3/23/12	(124,405)
(352) MINI MSCI Emerging Markets	(16,052,529)	(16,218,400)	3/17/12	(165,871)
(118) Nikkei 225	(12,691,859)	(12,956,081)	3/9/12	(264,222)
(679) Russell 2000 MINI	(50,302,466)	(50,164,520)	3/16/12	137,946
(2,523) S&P 500 EMINI	(158,177,568)	(158,015,490)	3/17/12	162,078
(25) S&P Mid 400 EMINI	(2,197,185)	(2,193,250)	3/17/12	3,935

	$(360,276,712)			$(1,585,784)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–10

LVIP Protected Profile Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–80.12%
Equity Funds–33.94%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	3,323,664	$34,592,691
LVIP SSgA S&P 500 Index Fund	23,411,252	208,266,502
LVIP SSgA Small-Cap Index Fund	4,058,201	69,094,924

		311,954,117

Fixed Income Funds–18.70%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	3,180,236	35,055,740
LVIP Delaware Bond Fund	7,922,766	110,253,217
LVIP Delaware Diversified Floating Rate Fund	892,387	8,804,287
LVIP J.P. Morgan High Yield Bond Fund	1,748,312	17,726,140

		171,839,384

International Equity Funds–23.74%
*Lincoln Variable Insurance Products Trust–
†LVIP Cohen & Steers Global Real Estate Fund	3,724,175	25,380,254
LVIP Mondrian International Value Fund	1,849,328	26,463,886
LVIP SSgA Developed International 150 Fund	3,453,174	25,259,965
LVIP SSgA Emerging Markets 100 Fund	1,552,667	16,402,369
LVIP SSgA International Index Fund	18,205,346	124,724,826

		218,231,300

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.74%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	3,068,388	$34,344,463

		34,344,463

Total Affiliated Investment Companies (Cost $719,470,826)		736,369,264

UNAFFILIATED INVESTMENT COMPANIES–13.89%
Commodity Fund–1.80%
**PIMCO Commodity RealReturn Strategy Portfolio	2,522,926	16,499,935

		16,499,935

Equity Funds–5.71%
*Delaware VIP Trust–
Delaware VIP U.S. Growth Series	2,948,272	25,797,380
Delaware VIP Value Series	1,504,240	26,670,169

		52,467,549

Fixed Income Funds–6.38%
***American Funds®–
American Funds Mortgage Fund	924,572	9,356,673
*Delaware VIP Trust–
Delaware VIP Diversified Income Series	4,474,477	49,308,735

		58,665,408

Total Unaffiliated Investment Companies (Cost $104,854,255)		127,632,892

SHORT-TERM INVESTMENT–4.02%
Money Market Mutual Fund–4.02%
Dreyfus Treasury & Agency Cash Management Fund	36,957,283	36,957,283

Total Short-Term Investment (Cost $36,957,283)		36,957,283

TOTAL VALUE OF SECURITIES–98.03% (Cost $861,282,364)	900,959,439
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.97%****	18,100,282

NET ASSETS APPLICABLE TO 82,129,393 SHARES OUTSTANDING–100.00%	$919,059,721

NET ASSET VALUE–LVIP PROTECTED PROFILE GROWTH FUND STANDARD CLASS ($128,066,331 / 11,445,161 Shares)	$11.190

NET ASSET VALUE–LVIP PROTECTED PROFILE GROWTH FUND SERVICE CLASS ($790,993,390 / 70,684,232 Shares)	$11.191

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$978,384,889
Undistributed net investment income	19,362,375
Accumulated net realized loss on investments	(116,866,080)
Net unrealized appreciation of investments and foreign currencies	38,178,537

Total net assets	$919,059,721

LVIP Protected Profile Risk-Based Funds–11

LVIP Protected Profile Growth Fund

Statement of Net Assets (continued)

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Class F-2 shares.

****	Includes $16,832,711 pledged as collateral for futures contracts.

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(162) BP Currency	$(15,566,620)	$(15,693,749)	3/19/12	$(127,129)
(200) Euro Currency	(32,352,050)	(32,420,000)	3/22/12	(67,950)
(1,116) Euro STOXX 50	(32,602,758)	(33,335,072)	3/19/12	(732,314)
(187) FTSE 100 Index	(15,794,808)	(16,079,741)	3/19/12	(284,933)
(89) Japanese Yen Currency	(14,350,919)	(14,473,625)	3/23/12	(122,706)
(289) MINI MSCI Emerging Markets	(13,179,667)	(13,315,675)	3/17/12	(136,008)
(116) Nikkei 225	(12,476,743)	(12,736,486)	3/9/12	(259,743)
(498) Russell 2000 MINI	(36,893,414)	(36,792,240)	3/16/12	101,174
(1,907) S&P 500 EMINI	(119,557,916)	(119,435,410)	3/17/12	122,506
(11) S&P Mid 400 EMINI	(966,761)	(965,030)	3/17/12	1,731

	$(293,741,656)			$(1,505,372)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–12

LVIP Protected Profile Risk-Based Funds

Statements of Assets and Liabilities

December 31, 2011

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
ASSETS:
Investments in affiliated investment companies, at value	$404,463,066	$1,147,222,669	$736,369,264
Investments in unaffiliated investment companies, at value	97,800,915	235,926,976	164,590,175
Restricted cash	2,144,900	16,536,650	12,609,900
Receivables for fund shares sold	749,672	376,955	1,123,995
Restricted foreign currencies, at value	504,568	4,650,855	4,222,811
Receivables for investment companies shares sold	216,628	3,692,244	1,373,380
Interest receivable	11	21	20

TOTAL ASSETS	505,879,760	1,408,406,370	920,289,545

LIABILITIES:
Due to manager and affiliates	169,549	485,455	306,966
Payables for fund shares redeemed	98,852	331,519	481,974
Accrued expenses payable	15,345	22,329	19,907
Variation margin payable on futures contracts	2,495	321,142	419,943
Cash overdraft	34	1,163	1,034

TOTAL LIABILITIES	286,275	1,161,608	1,229,824

TOTAL NET ASSETS	$505,593,485	$1,407,244,762	$919,059,721

Investments in affiliated investment companies, at cost	$384,832,578	$1,103,029,967	$719,470,826
Investments in unaffiliated investment companies, at cost	$84,183,191	$198,047,100	$141,811,538
Foreign currencies, at cost	$434,129	$3,978,887	$3,608,624

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–13

LVIP Protected Profile Risk-Based Funds

Statements of Operations

Year Ended December 31, 2011

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$10,603,893	$24,033,930	$14,036,087
Dividends from unaffiliated investment companies	3,563,826	11,281,369	8,424,710

	14,167,719	35,315,299	22,460,797

EXPENSES:
Management fees	1,184,886	3,440,667	2,232,414
Distribution expenses-Service Class	1,056,469	3,071,545	1,915,775
Accounting and administration expenses	98,286	195,770	143,520
Reports and statements to shareholders	59,708	100,091	81,706
Professional fees	23,828	36,726	29,802
Trustees’ fees	14,044	39,943	25,480
Custodian fees	9,380	20,223	14,614
Other	13,001	30,800	19,776

	2,459,602	6,935,765	4,463,087
Less expenses waived/reimbursed	(451,382)	(1,102,520)	(755,133)

Total operating expenses	2,008,220	5,833,245	3,707,954

NET INVESTMENT INCOME	12,159,499	29,482,054	18,752,843

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain distributions from affiliated investment companies	4,501,315	7,755,512	4,837,391
Net realized gain distributions from unaffiliated investment companies	3,252,979	7,688,688	3,945,227
Net realized gain from sale of investments in affiliated investment companies	18,092,403	53,399,955	34,268,024
Net realized gain from sale of investments in unaffiliated investment companies	9,397,345	27,151,486	12,176,376
Net realized gain on futures contracts	12,009	164,362	164,369
Net realized gain on foreign currencies	1,821	16,758	15,256

Net realized gain on investments	35,257,872	96,176,761	55,406,643
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(30,967,605)	(114,895,747)	(78,109,489)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	4,290,267	(18,718,986)	(22,702,846)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,449,766	$10,763,068	$(3,950,003)

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–14

LVIP Protected Profile Risk-Based Funds

Statements of Changes in Net Assets

	LVIP Protected Profile Conservative Fund Year Ended		LVIP Protected Profile Moderate Fund Year Ended		LVIP Protected Profile Growth Fund Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,159,499	$10,120,488	$29,482,054	$21,647,061	$18,752,843	$12,929,079
Net realized gain (loss) on investments and foreign currencies	35,257,872	9,107,059	96,176,761	(8,203,171)	55,406,643	(21,104,835)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(30,967,605)	22,574,377	(114,895,747)	118,375,008	(78,109,489)	96,390,260

Net increase (decrease) in net assets resulting from operations	16,449,766	41,801,924	10,763,068	131,818,898	(3,950,003)	88,214,504

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,050,178)	(1,773,411)	(2,578,033)	(3,966,548)	(2,544,664)	(3,027,105)
Service Class	(7,571,634)	(13,162,256)	(19,242,488)	(28,647,064)	(13,466,767)	(16,432,368)

	(8,621,812)	(14,935,667)	(21,820,521)	(32,613,612)	(16,011,431)	(19,459,473)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,219,278	12,988,100	33,531,465	33,833,921	27,229,708	32,164,206
Service Class	136,187,043	142,841,078	300,811,011	254,089,812	202,857,676	141,421,173
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,050,178	1,773,411	2,578,033	3,966,548	2,544,664	3,027,105
Service Class	7,571,634	13,162,256	19,242,488	28,647,064	13,466,766	16,432,368

	160,028,133	170,764,845	356,162,997	320,537,345	246,098,814	193,044,852

Cost of shares repurchased:
Standard Class	(14,272,963)	(9,578,749)	(36,168,762)	(22,375,546)	(17,753,121)	(22,168,194)
Service Class	(105,617,947)	(104,074,146)	(203,542,363)	(168,136,759)	(112,684,758)	(96,710,250)

	(119,890,910)	(113,652,895)	(239,711,125)	(190,512,305)	(130,437,879)	(118,878,444)

Increase in net assets derived from capital share transactions	40,137,223	57,111,950	116,451,872	130,025,040	115,660,935	74,166,408

NET INCREASE IN NET ASSETS	47,965,177	83,978,207	105,394,419	229,230,326	95,699,501	142,921,439
NET ASSETS:
Beginning of year	457,628,308	373,650,101	1,301,850,343	1,072,620,017	823,360,220	680,438,781

End of year	$505,593,485	$457,628,308	$1,407,244,762	$1,301,850,343	$919,059,721	$823,360,220

Undistributed net investment income	$15,506,000	$4,123,345	$34,721,136	$7,564,312	$19,362,375	$4,157,651

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–15

LVIP Protected Profile Conservative Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Conservative Fund Standard Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$12.033	$11.287	$9.472	$12.006	$11.392

Income (loss) from investment operations:
Net investment income[2]	0.343	0.311	0.413	0.379	0.276
Net realized and unrealized gain (loss) on investments and foreign currencies	0.097	0.862	1.924	(2.581)	0.605

Total from investment operations	0.440	1.173	2.337	(2.202)	0.881

Less dividends and distributions from:
Net investment income	(0.247)	(0.427)	(0.433)	(0.224)	(0.219)
Net realized gain on investments	—	—	(0.089)	(0.108)	(0.048)

Total dividends and distributions	(0.247)	(0.427)	(0.522)	(0.332)	(0.267)

Net asset value, end of period	$12.226	$12.033	$11.287	$9.472	$12.006

Total return[3]	3.69%	10.49%	24.85%	(18.44% )	7.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,689	$50,853	$42,645	$49,661	$36,768
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.30%	0.30%	0.30%	0.30%	0.33%
Ratio of net investment income to average net assets	2.79%	2.67%	4.01%	3.47%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.69%	2.57%	3.91%	3.42%	2.24%
Portfolio turnover	71%	37%	44%	27%	44%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–16

LVIP Protected Profile Conservative Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Conservative Fund Service Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$12.031	$11.287	$9.474	$12.000	$11.387

Income (loss) from investment operations:
Net investment income[2]	0.312	0.282	0.387	0.352	0.246
Net realized and unrealized gain (loss) on investments and foreign currencies	0.098	0.860	1.922	(2.578)	0.604

Total from investment operations	0.410	1.142	2.309	(2.226)	0.850

Less dividends and distributions from:
Net investment income	(0.216)	(0.398)	(0.407)	(0.192)	(0.189)
Net realized gain on investments	—	—	(0.089)	(0.108)	(0.048)

Total dividends and distributions	(0.216)	(0.398)	(0.496)	(0.300)	(0.237)

Net asset value, end of period	$12.225	$12.031	$11.287	$9.474	$12.000

Total return[3]	3.45%	10.21%	24.55%	(18.65% )	7.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$451,904	$406,775	$331,005	$210,871	$161,511
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.55%	0.55%	0.55%	0.55%	0.58%
Ratio of net investment income to average net assets	2.54%	2.42%	3.76%	3.22%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.44%	2.32%	3.66%	3.17%	1.99%
Portfolio turnover	71%	37%	44%	27%	44%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–17

LVIP Protected Profile Moderate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Moderate Fund Standard Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$11.925	$10.964	$9.071	$12.926	$12.047

Income (loss) from investment operations:
Net investment income[2]	0.286	0.237	0.287	0.320	0.226
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.151)	1.060	2.228	(3.708)	0.885

Total from investment operations	0.135	1.297	2.515	(3.388)	1.111

Less dividends and distributions from:
Net investment income	(0.216)	(0.336)	(0.433)	(0.222)	(0.173)
Net realized gain on investments	—	—	(0.189)	(0.245)	(0.059)

Total dividends and distributions	(0.216)	(0.336)	(0.622)	(0.467)	(0.232)

Net asset value, end of period	$11.844	$11.925	$10.964	$9.071	$12.926

Total return[3]	1.18%	11.95%	28.04%	(26.62% )	9.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,782	$144,874	$118,173	$118,274	$106,381
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.28%	0.29%	0.28%	0.29%
Ratio of net investment income to average net assets	2.36%	2.10%	2.92%	2.86%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.28%	2.02%	2.83%	2.83%	1.74%
Portfolio turnover	74%	32%	33%	21%	48%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–18

LVIP Protected Profile Moderate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Moderate Fund Service Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$11.924	$10.965	$9.074	$12.919	$12.041

Income (loss) from investment operations:
Net investment income[2]	0.255	0.209	0.263	0.292	0.194
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.150)	1.057	2.225	(3.702)	0.884

Total from investment operations	0.105	1.266	2.488	(3.410)	1.078

Less dividends and distributions from:
Net investment income	(0.186)	(0.307)	(0.408)	(0.190)	(0.141)
Net realized gain on investments	—	—	(0.189)	(0.245)	(0.059)

Total dividends and distributions	(0.186)	(0.307)	(0.597)	(0.435)	(0.200)

Net asset value, end of period	$11.843	$11.924	$10.965	$9.074	$12.919

Total return[3]	0.92%	11.67%	27.73%	(26.81% )	9.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,263,463	$1,156,976	$954,447	$699,793	$688,803
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.53%	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	2.11%	1.85%	2.67%	2.61%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.03%	1.77%	2.58%	2.58%	1.49%
Portfolio turnover	74%	32%	33%	21%	48%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–19

LVIP Protected Profile Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Growth Fund Standard Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$11.420	$10.416	$8.634	$13.386	$12.528

Income (loss) from investment operations:
Net investment income[2]	0.267	0.215	0.191	0.229	0.190
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.270)	1.093	2.277	(4.644)	1.026

Total from investment operations	(0.003)	1.308	2.468	(4.415)	1.216

Less dividends and distributions from:
Net investment income	(0.227)	(0.304)	(0.433)	(0.117)	(0.212)
Net realized gain on investments	—	—	(0.253)	(0.220)	(0.146)

Total dividends and distributions	(0.227)	(0.304)	(0.686)	(0.337)	(0.358)

Net asset value, end of period	$11.190	$11.420	$10.416	$8.634	$13.386

Total return[3]	0.02%	12.70%	29.03%	(33.42% )	9.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,066	$118,849	$95,887	$107,072	$97,486
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.29%	0.29%	0.28%	0.29%
Ratio of net investment income to average net assets	2.31%	2.01%	2.06%	2.05%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.23%	1.92%	1.97%	2.02%	1.40%
Portfolio turnover	80%	33%	37%	21%	48%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–20

LVIP Protected Profile Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Growth Fund Service Class
	Year Ended
	12/31/11[1]	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$11.421	$10.419	$8.639	$13.377	$12.520

Income (loss) from investment operations:
Net investment income[2]	0.238	0.188	0.168	0.201	0.157
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.270)	1.092	2.275	(4.635)	1.026

Total from investment operations	(0.032)	1.280	2.443	(4.434)	1.183

Less dividends and distributions from:
Net investment income	(0.198)	(0.278)	(0.410)	(0.084)	(0.180)
Net realized gain on investments	—	—	(0.253)	(0.220)	(0.146)

Total dividends and distributions	(0.198)	(0.278)	(0.663)	(0.304)	(0.326)

Net asset value, end of period	$11.191	$11.421	$10.419	$8.639	$13.377

Total return[3]	(0.24% )	12.42%	28.72%	(33.58% )	9.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$790,994	$704,511	$584,552	$436,286	$500,805
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.54%	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	2.06%	1.76%	1.81%	1.80%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.98%	1.67%	1.72%	1.77%	1.15%
Portfolio turnover	80%	33%	37%	21%	48%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Risk-Based Funds–21

LVIP Protected Profile Risk-Based Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Protected Profile Conservative Fund (formerly LVIP Conservative Profile Fund), LVIP Protected Profile Moderate Fund (formerly LVIP Moderate Profile Fund) and LVIP Protected Profile Growth Fund (formerly LVIP Moderately Aggressive Profile Fund), (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

Effective December 29, 2011, the Funds employed an actively managed risk-management overlay (protection sub-strategy) that invests in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures are on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, each Fund primarily sells futures contracts on these indices (a “short” position in futures) to decrease each Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables each fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.

The investment objective of LVIP Protected Profile Conservative Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Protected Profile Moderate Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Protected Profile Growth Profile Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The Funds will seek to achieve their objectives by investing substantially all of their assets in other mutual funds and certain exchange-traded futures contracts.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds

LVIP Protected Profile Risk-Based Funds–22

LVIP Protected Profile Risk-Based Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC). For the period May 1, 2011 through December 29, 2011, LIAC had voluntarily waived a portion of its advisory fee. The waiver amount was 0.05% of average daily net assets of each Fund. Prior to May 1, 2011, the advisory fee waiver agreement was contractual.

Effective December 29, 2011, LIAC has voluntarily agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of average daily net assets. The agreement may be discontinued at any time because it is voluntary. Prior to December 29, 2011, LIAC had voluntarily agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.20% of average daily net assets. Prior to May 1, 2011, this agreement was contractual.

Effective May 1, 2011, LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services to LIAC relating to asset allocation strategy for the Funds. LIAC pays Wilshire’s consulting fees out of its advisory fees. Prior to close of business on April 29, 2011, Wilshire was responsible for the day-to-day management of the Funds’ investment portfolios. For these services, LIAC, not the Funds, paid Wilshire a fee at an annual rate based on the combined net assets of the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile 2010 Fund (formerly, LVIP Wilshire 2010 Profile Fund), LVIP Protected Profile 2020 Fund (formerly, LVIP Wilshire 2020 Profile Fund), LVIP Protected Profile 2030 Fund (formerly, LVIP Wilshire 2030 Profile Fund), and LVIP Protected Profile 2040 Fund (formerly, LVIP Wilshire 2040 Profile Fund), (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million; 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion. Effective December 29, 2011, LIAC has retained Milliman, Inc. (Milliman) to provide consulting services to LIAC relating to risk management strategy for the Funds. LIAC pays Milliman consulting fees out of its advisory fees. Wilshire and Miliman have no advisory authority in relation to the Funds.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Funds during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services were as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Administration fees	$47,395	$137,627	$89,297
Legal fees	3,808	11,060	7,140

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Funds during the month and will reimburse Lincoln Life for the cost of the legal services.

LVIP Protected Profile Risk-Based Funds–23

LVIP Protected Profile Risk-Based Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. The investment managers for the Underlying Funds include Delaware Management Company, LIAC, Dreyfus, PIMCO and American Funds.

At December 31, 2011, the Funds had liabilities payable to affiliates as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Management fees payable to LIAC	$74,813	$219,108	$141,261
Distribution fees payable to LFD	94,736	266,347	165,705

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3. Investments

For the year ended December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Purchases	$364,333,356	$1,094,439,611	$784,070,321
Sales	336,557,901	1,018,507,078	713,963,506

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Cost of investments	$477,060,218	$1,327,469,594	$879,539,496

Aggregate unrealized appreciation	$36,583,407	$98,439,332	$54,382,361
Aggregate unrealized depreciation	(11,379,644)	(42,759,281)	(32,962,418)

Net unrealized appreciation	$25,203,763	$55,680,051	$21,419,943

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

LVIP Protected Profile Risk-Based Funds–24

LVIP Protected Profile Risk-Based Funds

Notes to Financial Statements (continued)

3. Investments (continued)

Level 3–	inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Investment Companies	$482,408,042	$1,344,646,858	$864,002,156
Short-Term Investment	19,855,939	38,502,787	36,957,283

Total	$502,263,981	$1,383,149,645	$900,959,439

Futures Contracts	$(148,743)	$(1,585,784)	$(1,505,372)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Year Ended December 31, 2011:
Ordinary income	$8,621,812	$21,820,521	$16,011,431

Year Ended December 31, 2010:
Ordinary income	$14,935,667	$32,613,612	$19,459,473

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Shares of beneficial interest	$462,001,516	$1,381,999,545	$978,384,889
Undistributed ordinary income	15,506,000	34,721,136	19,362,375
Undistributed long-term capital gain	3,106,946	—	—
Post-October losses	(115,388)	(1,047,020)	(876,654)
Capital loss carryforwards	—	(63,037,054)	(98,245,609)
Unrealized appreciation of investments and foreign currencies	25,094,411	54,608,155	20,434,720

Net assets	$505,593,485	$1,407,244,762	$919,059,721

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Undistributed net investment income	$7,844,968	$19,495,291	$12,463,312
Accumulated net realized gain	(7,844,968)	(19,495,291)	(12,463,312)

LVIP Protected Profile Risk-Based Funds–25

LVIP Protected Profile Risk-Based Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2011, the Funds utilized capital loss carryforwards as follows:

LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
$12,198,227	$43,957,909	$11,731,585

Capital loss carryforwards remaining at December 31, 2011 for each Fund, if not utilized in future years will expire as follows:

	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Year of Expiration
2017	$51,004,692	$77,398,724
2018	12,032,362	20,846,885

Total	$63,037,054	$98,245,609

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Protected Profile Conservative Fund		LVIP Protected Profile Moderate Fund		LVIP Protected Profile Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
Shares sold:
Standard Class	1,239,233	1,116,664	2,766,759	3,009,520	2,347,256	3,030,011
Service Class	11,110,809	12,297,426	24,880,595	22,510,707	17,526,648	13,165,303
Shares issued upon reinvestment of dividends and distributions:
Standard Class	87,100	149,899	221,718	343,703	230,643	275,670
Service Class	629,878	1,113,854	1,662,405	2,487,824	1,225,328	1,500,593

	13,067,020	14,677,843	29,531,477	28,351,754	21,329,875	17,971,577

Shares repurchased:
Standard Class	(1,161,260)	(818,482)	(2,998,235)	(1,982,410)	(1,539,709)	(2,104,301)
Service Class	(8,583,827)	(8,926,467)	(16,893,269)	(15,013,329)	(9,754,092)	(9,085,381)

	(9,745,087)	(9,744,949)	(19,891,504)	(16,995,739)	(11,293,801)	(11,189,682)

Net increase	3,321,933	4,932,894	9,639,973	11,356,015	10,036,074	6,781,895

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and

LVIP Protected Profile Risk-Based Funds–26

LVIP Protected Profile Risk-Based Funds

7. Derivatives (continued)

the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

The change in unrealized appreciation/depreciation on futures contracts for the year ended December 31, 2011 are presented below and are included in the Statements of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized loss on futures contracts for the year ended December 31, 2011 is reported in the Statements of Operations under the caption Net realized gain (loss) on futures contracts.

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund

Change in unrealized depreciation	$(148,743)	$(1,585,784)	$(1,505,372)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume Futures Contracts (Average value)	Liability Derivative Volume Futures Contracts (Average value)

LVIP Protected Profile Conservative Fund	$—	$342,476

LVIP Protected Profile Moderate Fund	—	2,808,494

LVIP Protected Profile Growth Fund	—	2,288,585

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Protected Profile Risk-Based Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Protected Profile Risk-Based Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund and LVIP Protected Profile Growth Fund (three of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund and LVIP Protected Profile Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Protected Profile Risk-Based Funds–28

LVIP Protected Profile Risk-Based Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

LVIP Protected Profile Conservative Fund	0.00%	100.00%	100.00%
LVIP Protected Profile Moderate Fund	0.00%	100.00%	100.00%
LVIP Protected Profile Growth Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser and/or overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that, in some cases, LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. With respect to the Funds that are sub-advised, the Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-advisers’ use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that, in some cases, LIAC does not manage the day-to-day portfolio of certain Funds, but had delegated those duties to unaffiliated sub-advisers. The Board concluded that LIAC had appropriate reviewed and monitored the sub-advisers’ investment performance.

LVIP Protected Profile Risk-Based Funds–29

LVIP Protected Profile Risk-Based Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, as applicable, and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Board reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board considered that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board also considered that LIAC had become responsible for the Fund’s investment decision-making on May 1, 2011 and that performance information was available through June 30, 2011. The Board agreed that a two month review period was too short of a time period to reasonably assess performance and agreed to monitor performance in the coming year.

The Board considered that LIAC had implemented an expense limitation for each of the Funds. The Board noted that the investment management fees for each Fund were higher than the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with an expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deduction in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for each Fund continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement for each Fund.

LVIP Protected Profile Risk-Based Funds–30

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Protected Profile Risk-Based Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006

Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly:

Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company

				N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Protected Profile Risk-Based Funds–32

LVIP Protected Profile Target Maturity Funds

(formerly, LVIP Target Maturity Profile Funds)

LVIP Protected Profile Target Maturity Funds

LVIP Protected Profile 2010 Fund

(formerly, LVIP Wilshire 2010 Profile Fund)

LVIP Protected Profile 2020 Fund

(formerly, LVIP Wilshire 2020 Profile Fund)

LVIP Protected Profile 2030 Fund

(formerly, LVIP Wilshire 2030 Profile Fund)

LVIP Protected Profile 2040 Fund

(formerly, LVIP Wilshire 2040 Profile Fund)

LVIP Protected Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Protected Profile Target Maturity Funds

LVIP Protected Profile Target Maturity Funds

2011 Annual Report Commentary

Managed by:

The LVIP Protected Profile 2010 Fund returned 1.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the 2010 Composite1, returned 3.91%.

The LVIP Protected Profile 2020 Fund returned 0.22% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the 2020 Composite2, returned 2.73%.

The LVIP Protected Profile 2030 Fund returned (0.54%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the 2030 Composite3, returned 1.01%.

The LVIP Protected Profile 2040 Fund returned (1.46%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark the 2040 Composite4, returned (1.68%).

The LVIP Protected Profile 2050 Fund returned (10.47%) (Standard Class shares with distributions reinvested) since inception on May 2, 2011, while its benchmark, the 2050 Composite5, returned (12.76%) during the same period.

Wilshire Associates, Inc. sub-advised the Funds through April 29, 2011.

From an asset allocation perspective, the Funds’ underweights to Treasury Inflation Protected Securities (TIPS) and overweight to broad fixed income detracted from relative performance as TIPS outpaced the Barclays Capital U.S. Aggregate Bond Index6. Within equities, the Funds benefitted from exposures to the more cyclical areas of the market that experienced stronger performance as investors renewed their optimism in the growth of the global economy. Within equities, small and mid-cap U.S. equities, and non-U.S. equities were among the leading asset class contributors to the Funds’ performance. Within fixed income, consistent exposure to global bonds also made a notable contribution to performance.

In terms of underlying fund selection, the majority of funds across all of the major asset class segments contributed to Fund performance. As small cap equities led the markets, the Funds benefitted from allocations to LVIP SSgA Small Cap Index Fund, LVIP MFS Value Opportunities Fund and LVIP Baron Growth Opportunities Fund, which outperformed the Wilshire 5000 Total Market IndexSM7. Within large cap U.S. equities, LVIP SSgA S&P 500 Index Fund trailed the index to dampen relative performance. Within international equities, LVIP SSgA International Index Fund, which was a core position, outperformed the MSCI EAFE Index (net dividends)8, LVIP Templeton Growth Fund and LVIP Mondrian International Value Fund also made notable contributions to relative performance. LVIP SSgA Bond Index Fund trailed the Barclays Capital U.S. Aggregate Bond Index6 while the return of LVIP Global Income Fund and LVIP Delaware Bond Fund beat the index. LVIP BlackRock Inflation Protected Bond Fund further weakened relative performance as it trailed the Barclays Capital U.S. TIPS Index9.

Victor Zhang

Wilshire Associates

Lincoln Investment Advisors Corporation assumed portfolio management responsibilities for the Funds on April 30, 2011 through December 31, 2011.

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500® Index10 ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent S&P downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends)7 fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends)11 fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index6 advancing 7.84%. Investors in longer duration bonds were rewarded with double digit returns as a result of the drop in interest rates.

Effective after close of business on April 29, 2011, Lincoln Investment Advisors Corporation (“LIAC”) assumed portfolio management responsibilities of the LVIP Protected Profile Target Maturity series of Funds from the previous sub-advisor, Wilshire Associates, Inc. During May 2011, LIAC implemented an actively managed risk management overlay (“protection sub-strategy”) to control the overall level of volatility of the fund and provide downside protection to a portion of the Funds’ assets.

The protection sub-strategy was successful in reducing the overall volatility of the Funds during an otherwise extremely volatile period in the equity markets. Since launch of the protection sub-strategy,

LVIP Protected Profile Target Maturity Funds–1

LVIP Protected Profile Target Maturity Funds

2011 Annual Report Commentary (continued)

the Funds have experienced a substantial reduction in the volatility of their daily NAV relative to the composite benchmarks. Further, the protection sub-strategy was successful in protecting shareholder capital during the tumultuous third quarter when equity markets sold off sharply. During the third quarter, each of the Underlying funds outperformed their composite benchmarks as the protection sub-strategy reduced net exposure to the equity portion of the Funds during the quarter. The protection sub-strategy generally detracted from results during the fourth quarter, which saw very strong positive equity market results during October, followed by more muted results in November and December. Given the continued heightened level of global equity market volatility and other global capital market risks, the Funds continued to hold a significant level of protection at year-end.

The Funds benefitted from their underlying fixed income exposure during the year, with each underlying fund generating positive returns. On a relative basis, the Funds’ underweight exposure to inflation indexed fixed income versus the composite benchmark was a detractor for the year. Within the equity portion of the portfolio, the Funds benefitted from their exposure to U.S. equity underlying funds such as the LVIP SSgA S&P 500 Index Fund, which generated a return of 1.85% for the year. The Funds’ exposure to non-U.S. equity markets detracted from total returns as international equity markets sold off sharply during the year. Key detractors included the LVIP SSgA International Index Fund and the LVIP SSgA Emerging Markets 100 Fund.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Protected Profile 2010 Fund

Growth of $10,000 invested 4/30/07 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2010 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/11, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,390 for the Standard Class shares and to $11,256 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/11. The same $10,000 would have increased to $11,199 for the LVIP 2010 Composite Index, and decreased to $9,542 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+1.29%
Inception (4/30/07)	+2.82%

Service Class Shares
One Year	+1.03%
Inception (4/30/07)	+2.56%

LVIP Protected Profile 2020 Fund

Growth of $10,000 invested 4/30/07 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2020 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/11, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,867 for the Standard Class shares and to $10,742 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/11. The same $10,000 would have increased to $10,851 for the LVIP 2020 Composite Index, and decreased to $9,542 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

LVIP Protected Profile Target Maturity Funds–2

LVIP Protected Profile Target Maturity Funds

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.22%
Inception (4/30/07)	+1.80%

Service Class Shares
One Year	-0.02%
Inception (4/30/07)	+1.54%

LVIP Protected Profile 2030 Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2030 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/11, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,610 for the Standard Class shares and to $10,487 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/11. The same $10,000 would have increased to $10,240 for the LVIP 2030 Composite Index, and decreased to $9,542 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One year	-0.54%
Inception (4/30/07)	+1.27%

Service Class Shares
One year	-0.79%
Inception (4/30/07)	+1.02%

LVIP Protected Profile 2040 Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2040 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/11, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,003 for the Standard Class shares and decreased to $9,887 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/11. The same $10,000 would have decreased to $9,397 for the LVIP 2040 Composite Index, and decreased to $9,542 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

LVIP Protected Profile Target Maturity Funds–3

LVIP Protected Profile Target Maturity Funds

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One year	-1.46%
Inception (4/30/07)	+0.01%

Service Class Shares
One year	-1.71%
Inception (4/30/07)	-0.24%

LVIP Protected Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2050 Fund Service and Standard Classes shares on 4/29/11 (commencement of operations). As the chart shows, by 12/31/11, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,953 for the Standard Class shares and to $8,938 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/11. The same $10,000 would have decreased to $8,724 for the LVIP 2050 Composite Index, and decreased to $9,242 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
Inception (5/2/11)	-10.47%

Service Class Shares
Inception (5/2/11)	-10.62%
1

The 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2010 Composite is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM , 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

2

The 2020 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2020 Composite is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

3

The 2030 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2030 Composite is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

4

The 2040 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2040 Composite is constructed as follows: 5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

5

The 2050 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2050 Composite is constructed as follows: 60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE Index (net dividends), and 5% MSCI Emerging Markets Index (net dividends).

6	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

7

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 IndexSM) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

8	The MSCI EAFE Index (net dividends) is a free float-adjusted Market Capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the FAR East), excluding the U.S. and Canada.

9	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

10	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

11	MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

LVIP Protected Profile Target Maturity Funds–4

LVIP Protected Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Protected Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$968.50	0.30%	$1.49
Service Class Shares	1,000.00	967.20	0.55%	2.73
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Protected Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$957.00	0.30%	$1.48
Service Class Shares	1,000.00	955.80	0.55%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Protected Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$947.40	0.30%	$1.47
Service Class Shares	1,000.00	946.20	0.55%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Protected Profile Target Maturity Funds–5

LVIP Protected Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Protected Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$934.60	0.30%	$1.46
Service Class Shares	1,000.00	933.40	0.55%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Protected Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$924.30	0.30%	$1.46
Service Class Shares	1,000.00	923.20	0.55%	2.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Protected Profile Target Maturity Funds–6

LVIP Protected Profile Target Maturity Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP Protected Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	92.63%
Equity Funds	35.25%
Fixed Income Funds	40.68%
International Equity Funds	12.93%
International Fixed Income Fund	3.77%
Unaffiliated Investment Companies	2.78%
Commodity Fund	0.90%
Fixed Income Fund	0.98%
International Equity Fund	0.90%
Short-Term Investment	2.65%
Total Value of Securities	98.06%
Receivables and Other Assets Net of Liabilities	1.94%
Total Net Assets	100.00%

LVIP Protected Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	93.05%
Equity Funds	38.38%
Fixed Income Funds	35.04%
International Equity Funds	16.79%
International Fixed Income Fund	2.84%
Unaffiliated Investment Companies	2.72%
Commodity Fund	0.91%
International Equity Fund	1.81%
Short-Term Investment	1.80%
Total Value of Securities	97.57%
Receivables and Other Assets Net of Liabilities	2.43%
Total Net Assets	100.00%

LVIP Protected Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.16%
Equity Funds	40.39%
Fixed Income Funds	26.79%
International Equity Funds	19.20%
International Fixed Income Fund	2.78%
Unaffiliated Investment Companies	4.46%
Commodity Fund	1.79%
International Equity Fund	2.67%
Short-Term Investment	3.38%
Total Value of Securities	97.00%
Receivables and Other Assets Net of Liabilities	3.00%
Total Net Assets	100.00%

LVIP Protected Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	88.20%
Equity Funds	45.72%
Fixed Income Funds	14.29%
International Equity Funds	26.35%
International Fixed Income Fund	1.84%
Unaffiliated Investment Companies	4.44%
Commodity Fund	1.78%
International Equity Fund	2.66%
Short-Term Investment	4.25%
Total Value of Securities	96.89%
Receivables and Other Assets Net of Liabilities	3.11%
Total Net Assets	100.00%

LVIP Protected Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	84.89%
Equity Funds	48.31%
Fixed Income Fund	2.76%
International Equity Funds	33.82%
Unaffiliated Investment Companies	5.22%
Commodity Fund	1.74%
International Equity Fund	3.48%
Short-Term Investment	5.45%
Total Value of Securities	95.56%
Receivables and Other Assets Net of Liabilities	4.44%
Total Net Assets	100.00%

LVIP Protected Profile Target Maturity Funds–7

LVIP Protected Profile 2010 Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–92.63%
Equity Funds–35.25%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	970,764	$8,635,918
LVIP SSgA Small-Cap Index Fund	213,915	3,642,121

		12,278,039

Fixed Income Funds–40.68%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	394,350	4,346,924
LVIP Delaware Bond Fund	146,047	2,032,384
LVIP SSgA Bond Index Fund	681,858	7,786,817

		14,166,125

International Equity Funds–12.93%
*Lincoln Variable Insurance Products Trust–
LVIP Cohen & Steers Global Real Estate Fund	188,811	1,286,747
LVIP SSgA International Index Fund	469,692	3,217,858

		4,504,605

International Fixed Income Fund–3.77%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	117,292	1,312,852

		1,312,852

Total Affiliated Investment Companies (Cost $25,589,823)		32,261,621

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–2.78%
Commodity Fund–0.90%
**PIMCO CommodityRealReturn Strategy Portfolio	48,073	$314,396

		314,396

Fixed Income Fund–0.98%
***American Funds–
Mortgage Fund	32,709	339,197

		339,197

International Equity Fund–0.90%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	17,959	314,454

		314,454

Total Unaffiliated Investment Companies (Cost $867,576)		968,047

SHORT-TERM INVESTMENT–2.65%
Money Market Mutual Fund–2.65%
Dreyfus Treasury & Agency Cash Management Fund	923,138	923,138

Total Short-Term Investment (Cost $923,138)		923,138

TOTAL VALUE OF SECURITIES–98.06% (Cost $27,380,537)	34,152,806
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.94%****	674,067

NET ASSETS APPLICABLE TO 3,286,777 SHARES OUTSTANDING–100.00%	$34,826,873

NET ASSET VALUE–LVIP PROTECTED PROFILE 2010 FUND STANDARD CLASS ($24,750,664 / 2,334,149 Shares)	$10.604

NET ASSET VALUE–LVIP PROTECTED PROFILE 2010 FUND SERVICE CLASS ($10,076,209 / 952,628 Shares)	$10.577

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$32,091,851
Undistributed net investment income	621,327
Accumulated net realized loss on investments	(4,540,013)
Net unrealized appreciation of investments	6,653,708

Total net assets	$34,826,873

*	Standard Class shares.

**	Institutional Class shares.

***	Class 1 shares.

****	Includes $570,220 cash pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–8

LVIP Protected Profile 2010 Fund

Statement of Net Assets (continued)

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4) BP Currency	$(388,782)	$(387,500)	3/19/12	$1,282
(5) Euro Currency	(825,204)	(810,500)	3/22/12	14,704
(24) Euro STOXX 50	(695,164)	(716,883)	3/19/12	(21,719)
(4) FTSE 100 Index	(335,484)	(343,952)	3/19/12	(8,468)
(2) Japanese Yen Currency	(321,656)	(325,250)	3/23/12	(3,594)
(8) MSCI Emerging Markets MINI	(366,776)	(368,600)	3/17/12	(1,824)
(2) Nikkei 225	(214,699)	(219,594)	3/9/12	(4,895)
(24) Russell 2000 MINI	(1,748,201)	(1,773,120)	3/16/12	(24,919)
(57) S&P 500 EMINI	(3,502,029)	(3,569,910)	3/17/12	(67,881)
(1) S&P MID 400 EMINI	(86,808)	(87,730)	3/17/12	(922)

	$(8,484,803)			$(118,236)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–9

LVIP Protected Profile 2020 Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.05%
Equity Funds–38.38%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	60,465	$1,926,235
LVIP Columbia Value Opportunities Fund	190,316	1,971,099
LVIP Delaware Special Opportunities Fund	84,916	2,865,837
LVIP SSgA S&P 500 Index Fund	3,072,422	27,332,261
LVIP SSgA Small-Cap Index Fund	288,189	4,906,704

		39,002,136

Fixed Income Funds–35.04%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	978,354	10,784,395
LVIP Delaware Bond Fund	214,115	2,979,625
LVIP SSgA Bond Index Fund	1,912,815	21,844,352

		35,608,372

International Equity Funds–16.79%
*Lincoln Variable Insurance Products Trust–
LVIP Cohen & Steers Global Real Estate Fund	558,982	3,809,460
LVIP SSgA International Index Fund	1,933,805	13,248,500

		17,057,960

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–2.84%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	257,252	$2,879,420

		2,879,420

Total Affiliated Investment Companies (Cost $78,027,858)		94,547,888

UNAFFILIATED INVESTMENT COMPANIES–2.72%
Commodity Fund–0.91%
**PIMCO CommodityRealReturn Strategy Portfolio	140,785	920,733

		920,733

International Equity Fund–1.81%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	105,226	1,842,510

		1,842,510

Total Unaffiliated Investment Companies (Cost $2,397,232)		2,763,243

SHORT-TERM INVESTMENT–1.80%
Money Market Mutual Fund–1.80%
Dreyfus Treasury & Agency Cash Management Fund	1,832,837	1,832,837

Total Short-Term Investment (Cost $1,832,837)		1,832,837

TOTAL VALUE OF SECURITIES–97.57% (Cost $82,257,927)	99,143,968
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.43%***	2,468,929

NET ASSETS APPLICABLE TO 10,008,152 SHARES OUTSTANDING–100.00%	$101,612,897

NET ASSET VALUE–LVIP PROTECTED PROFILE 2020 FUND STANDARD CLASS ($75,045,316 / 7,386,917 Shares)	$10.159

NET ASSET VALUE–LVIP PROTECTED PROFILE 2020 FUND SERVICE CLASS ($26,567,581 / 2,621,235 Shares)	$10.136

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$94,918,729
Undistributed net investment income	1,668,520
Accumulated net realized loss on investments	(11,424,374)
Net unrealized appreciation of investments	16,450,022

Total net assets	$101,612,897

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Includes $2,161,982 cash pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–10

LVIP Protected Profile 2020 Fund

Statement of Net Assets (continued)

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(18) BP Currency	$(1,750,147)	$(1,743,750)	3/19/12	$6,397
(21) Euro Currency	(3,458,676)	(3,404,100)	3/22/12	54,576
(106) Euro STOXX 50	(3,073,645)	(3,166,234)	3/19/12	(92,589)
(18) FTSE 100 Index	(1,509,574)	(1,547,783)	3/19/12	(38,209)
(8) Japanese Yen Currency	(1,286,626)	(1,301,000)	3/23/12	(14,374)
(37) MINI MSCI Emerging Markets MINI	(1,689,417)	(1,704,775)	3/17/12	(15,358)
(11) Nikkei 225	(1,214,027)	(1,207,770)	3/9/12	6,257
(64) Russell 2000 MINI	(4,662,474)	(4,728,320)	3/16/12	(65,846)
(215) S&P 500 EMINI	(13,205,741)	(13,465,450)	3/17/12	(259,709)
(17) S&P MID 400 EMINI	(1,475,732)	(1,491,410)	3/17/12	(15,678)

	$(33,326,059)			$(434,533)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–11

LVIP Protected Profile 2030 Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.16%
Equity Funds–40.39%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	51,614	$1,644,254
LVIP Columbia Value Opportunities Fund	162,360	1,681,560
LVIP Delaware Special Opportunities Fund	72,490	2,446,477
LVIP SSgA S&P 500 Index Fund	3,184,390	28,328,330
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	115,408	1,600,945

		35,701,566

Fixed Income Funds–26.79%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	531,911	5,863,250
LVIP SSgA Bond Index Fund	1,559,586	17,810,472

		23,673,722

International Equity Funds–19.20%
*Lincoln Variable Insurance Products Trust–
LVIP Cohen & Steers Global Real Estate Fund	477,354	3,253,168
LVIP SSgA International Index Fund	1,764,301	12,087,230
LVIP Templeton Growth Fund	67,348	1,627,257

		16,967,655

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–2.78%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	219,809	$2,460,325

		2,460,325

Total Affiliated Investment Companies (Cost $64,811,489)		78,803,268

UNAFFILIATED INVESTMENT COMPANIES–4.46%
Commodity Fund–1.79%
**PIMCO CommodityRealReturn Strategy Portfolio	242,318	1,584,759

		1,584,759

International Equity Fund–2.67%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	134,857	2,361,345

		2,361,345

Total Unaffiliated Investment Companies (Cost $3,708,310)		3,946,104

SHORT-TERM INVESTMENT–3.38%
Money Market Mutual Fund–3.38%
Dreyfus Treasury & Agency Cash Management Fund	2,984,579	2,984,579

Total Short-Term Investment (Cost $2,984,579)		2,984,579

LVIP Protected Profile Target Maturity Funds–12

TOTAL VALUE OF SECURITIES–97.00% (Cost $71,504,378)	85,733,951
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.00%***	2,647,684

NET ASSETS APPLICABLE TO 8,815,807 SHARES OUTSTANDING–100.00%	$88,381,635

NET ASSET VALUE–LVIP PROTECTED PROFILE 2030 FUND STANDARD CLASS ($70,934,771 / 7,072,317 Shares)	$10.030

NET ASSET VALUE–LVIP PROTECTED PROFILE 2030 FUND SERVICE CLASS ($17,446,864 / 1,743,490 Shares)	$10.007

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$81,276,875
Undistributed net investment income	1,334,680
Accumulated net realized loss on investments	(8,020,354)
Net unrealized appreciation of investments	13,790,434

Total net assets	$88,381,635

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Includes $2,023,207 cash pledged as collateral for futures contracts.

LVIP Protected Profile 2030 Fund

Statement of Net Assets (continued)

The	following futures contracts were outstanding at December 31, 2011:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(18) BP Currency	$(1,750,216)	$(1,743,750)	3/19/12	$6,466
(20) Euro Currency	(3,296,216)	(3,242,000)	3/22/12	54,216
(103) Euro STOXX 50	(2,986,847)	(3,076,624)	3/19/12	(89,777)
(19) FTSE 100 Index	(1,592,224)	(1,633,770)	3/19/12	(41,546)
(7) Japanese Yen Currency	(1,125,448)	(1,138,375)	3/23/12	(12,927)
(45) MSCI Emerging Markets MINI	(2,049,903)	(2,073,375)	3/17/12	(23,472)
(10) Nikkei 225	(1,094,781)	(1,097,973)	3/9/12	(3,192)
(31) Russell 2000 MINI	(2,257,236)	(2,290,280)	3/16/12	(33,044)
(226) S&P 500 EMINI	(13,879,931)	(14,154,380)	3/17/12	(274,449)
(20) S&P MID 400 EMINI	(1,734,625)	(1,754,600)	3/17/12	(19,975)

	$(31,767,427)			$(437,700)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–13

LVIP Protected Profile 2040 Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–88.20%
Equity Funds–45.72%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	37,481	$1,194,040
LVIP Columbia Value Opportunities Fund	117,909	1,221,180
LVIP Delaware Special Opportunities Fund	70,190	2,368,859
LVIP SSgA S&P 500 Index Fund	2,584,264	22,989,616
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	125,709	1,743,837

		29,517,532

Fixed Income Funds–14.29%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	55,151	607,927
LVIP SSgA Bond Index Fund	754,590	8,617,419

		9,225,346

International Equity Funds–26.35%
*Lincoln Variable Insurance Products Trust–
LVIP Cohen & Steers Global Real Estate Fund	346,590	2,362,010
LVIP MFS International Growth Fund	159,547	1,741,135
LVIP Mondrian International Value Fund	123,969	1,773,995
LVIP SSgA International Index Fund	1,366,496	9,361,866
LVIP Templeton Growth Fund	73,354	1,772,368

		17,011,374

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–1.84%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	106,353	$1,190,406

		1,190,406

Total Affiliated Investment Companies (Cost $46,264,749)		56,944,658

UNAFFILIATED INVESTMENT COMPANIES–4.44%
Commodity Fund–1.78%
**PIMCO CommodityRealReturn Strategy Portfolio	175,918	1,150,502

		1,150,502

International Equity Fund–2.66%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	97,922	1,714,622

		1,714,622

Total Unaffiliated Investment Companies (Cost $2,687,723)		2,865,124

SHORT-TERM INVESTMENT–4.25%
Money Market Mutual Fund–4.25%
Dreyfus Treasury & Agency Cash Management Fund	2,741,200	2,741,200

Total Short-Term Investment (Cost $2,741,200)		2,741,200

TOTAL VALUE OF SECURITIES–96.89% (Cost $51,693,672)	62,550,982
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.11%***	2,010,078

NET ASSETS APPLICABLE TO 6,798,880 SHARES OUTSTANDING–100.00%	$64,561,060

NET ASSET VALUE–LVIP PROTECTED PROFILE 2040 FUND STANDARD CLASS ($52,039,508 / 5,476,005 Shares)	$9.503

NET ASSET VALUE–LVIP PROTECTED PROFILE 2040 FUND SERVICE CLASS ($12,521,552 / 1,322,875 Shares)	$9.465

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$58,859,653
Undistributed net investment income	846,897
Accumulated net realized loss on investments	(5,599,585)
Net unrealized appreciation of investments	10,454,095

Total net assets	$64,561,060

LVIP Protected Profile Target Maturity Funds–14

LVIP Protected Profile 2040 Fund

Statement of Net Assets (continued)

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Includes $1,891,090 cash pledged as collateral for futures contracts.

The	following futures contracts were outstanding at December 31, 2011: [1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(19) BP Currency	$(1,848,406)	$(1,840,625)	3/19/12	$7,781
(21) Euro Currency	(3,460,419)	(3,404,100)	3/22/12	56,319
(106) Euro STOXX 50	(3,071,552)	(3,166,234)	3/19/12	(94,682)
(20) FTSE 100 Index	(1,676,095)	(1,719,758)	3/19/12	(43,663)
(7) Japanese Yen Currency	(1,125,154)	(1,138,375)	3/23/12	(13,221)
(44) MSCI Emerging Markets MINI	(2,004,236)	(2,027,300)	3/17/12	(23,064)
(9) Nikkei 225	(990,950)	(988,176)	3/9/12	2,774
(25) Russell 2000 MINI	(1,819,869)	(1,847,000)	3/16/12	(27,131)
(200) S&P 500 EMINI	(12,281,393)	(12,526,000)	3/17/12	(244,607)
(21) S&P MID 400 EMINI	(1,820,133)	(1,842,330)	3/17/12	(22,197)

	$(30,098,207)			$(401,691)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–15

LVIP Protected Profile 2050 Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–84.89%
Equity Funds–48.31%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	1,892	$60,282
LVIP Columbia Value Opportunities Fund	5,963	61,761
LVIP Delaware Special Opportunities Fund	3,551	119,827
LVIP SSgA S&P 500 Index Fund	137,233	1,220,825
LVIP SSgA Small-Cap Index Fund	3,578	60,924
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	6,373	88,411

		1,612,030

Fixed Income Fund–2.76%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	8,082	92,298

		92,298

International Equity Funds–33.82%
*Lincoln Variable Insurance Products Trust–
LVIP Cohen & Steers Global Real Estate State Fund	17,589	119,870
LVIP MFS International Growth Fund	8,087	88,256
LVIP Mondrian International Value Fund	6,269	89,708
LVIP SSgA International Index Fund	108,146	740,907
LVIP Templeton Growth Fund	3,714	89,740

		1,128,481

Total Affiliated Investment Companies (Cost $2,885,104)		2,832,809

TOTAL VALUE OF SECURITIES–95.56% (Cost $3,260,727)	3,188,791
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–4.44%***	148,274

NET ASSETS APPLICABLE TO 373,070 SHARES OUTSTANDING–100.00%	$3,337,065

NET ASSET VALUE–LVIP PROTECTED PROFILE 2050 FUND STANDARD CLASS ($1,602,609 / 179,005 Shares)	$8.953

NET ASSET VALUE–LVIP PROTECTED PROFILE 2050 FUND SERVICE CLASS ($1,734,456 / 194,065 Shares)	$8.938

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$3,566,430
Undistributed net investment income	27,663
Accumulated net realized loss on investments	(160,456)
Net unrealized depreciation of investments	(96,572)

Total net assets	$3,337,065

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–5.22%
Commodity Fund–1.74%
**PIMCO CommodityRealReturn Strategy Portfolio	8,883	$58,093

		58,093

International Equity Fund–3.48%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	6,625	116,000

		116,000

Total Unaffiliated Investment Companies (Cost $193,734)		174,093

SHORT-TERM INVESTMENT–5.45%
Money Market Mutual Fund–5.45%
Dreyfus Treasury & Agency Cash Management Fund	181,889	181,889

Total Short-Term Investment (Cost $181,889)		181,889

LVIP Protected Profile Target Maturity Funds–16

LVIP Protected Profile 2050 Fund

Statement of Net Assets (continued)

*	Standard Class shares.

†	Non income producing security.

**	Institutional Class shares.

***	Includes $133,323 cash pledged as collateral for futures contracts.

The	following futures contracts were outstanding at December 31, 2011: [1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2) BP Currency	$(194,819)	$(193,750)	3/19/12	$1,069
(2) Euro Currency	(330,069)	(324,200)	3/22/12	5,869
(8) Euro STOXX 50	(231,663)	(238,961)	3/19/12	(7,298)
(2) FTSE 100 Index	(167,711)	(171,976)	3/19/12	(4,265)
(1) Japanese Yen Currency	(160,822)	(162,625)	3/23/12	(1,803)
(3) MSCI Emerging Markets MINI	(136,851)	(138,225)	3/17/12	(1,374)
(1) Nikkei 225	(110,980)	(109,797)	3/9/12	1,183
(2) Russell 2000 MINI	(145,926)	(147,760)	3/16/12	(1,834)
(12) S&P 500 EMINI	(736,415)	(751,560)	3/17/12	(15,145)
(1) S&P MID 400 EMINI	(86,808)	(87,730)	3/17/12	(922)

	$(2,302,064)			$(24,520)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–17

LVIP Target Maturity Profile Funds

Statements of Assets and Liabilities

December 31, 2011

	LVIP	LVIP	LVIP	LVIP	LVIP
	Protected Profile	Protected Profile	Protected Profile	Protected Profile	Protected Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
ASSETS:
Investments in affiliated investment companies, at value	$32,261,621	$94,547,888	$78,803,268	$56,944,658	$2,832,809
Investments in unaffiliated investment companies, at value	1,891,185	4,596,080	6,930,683	5,606,324	355,982
Restricted cash	475,700	1,745,100	1,621,850	1,480,150	98,000
Restricted foreign currencies, at value	94,520	416,882	401,357	410,940	35,323
Receivables for investment companies sold	73,789	594,671	278,089	220,942	19,074
Receivables for fund shares sold	46,133	342,910	394,741	44,380	2,754
Due from manager and affiliates	1,490	—	—	—	8,239
Cash	7	22	166	667	0

TOTAL ASSETS	34,844,445	102,243,553	88,430,154	64,708,061	3,352,181

LIABILITIES:
Accrued expenses payable	10,098	11,346	11,621	12,058	9,641
Payables for fund shares redeemed	7,400	584,178	4,949	98,220	1,397
Variation margin receivable on futures contracts	40	17,476	21,586	31,348	4,038
Foreign currencies, at value	34	268	222	247	26
Cash overdraft	—	—	—	—	14
Due to manager and affiliates	—	17,388	10,141	5,128	—

TOTAL LIABILITIES	17,572	630,656	48,519	147,001	15,116

TOTAL NET ASSETS	$34,826,873	$101,612,897	$88,381,635	$64,561,060	$3,337,065

Investments in affiliated investment companies, at cost	$25,589,823	$78,027,858	$64,811,489	$46,264,749	$2,885,104
Investments in unaffiliated investment companies, at cost	$1,790,714	$4,230,069	$6,692,889	$5,428,923	$375,623
Foreign currencies, at cost	$81,603	$360,366	$346,214	$355,065	$30,686

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–18

LVIP Protected Profile Target Maturity Funds

Statements of Operations

Year/Period Ended December 31, 2011

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund 5/2/11* to 12/31/11
INVESTMENT INCOME:
Dividends from affiliated investment companies	$571,945	$1,584,139	$1,226,842	$817,881	$29,203
Dividends from unaffiliated investment companies	89,480	249,729	315,790	228,064	8,496

	661,425	1,833,868	1,542,632	1,045,945	37,699

EXPENSES:
Management fees	85,658	241,480	208,100	153,364	3,885
Accounting and administration expenses	52,210	61,430	59,421	56,181	31,545
Reports and statements to shareholders	47,525	56,457	56,033	52,314	19,032
Distribution fees-Service Class	26,112	62,778	43,008	31,258	2,944
Professional fees	17,200	18,912	18,540	17,984	16,746
Custodian fees	3,681	5,172	5,037	5,190	2,322
Trustees’ fees	1,007	2,752	2,357	1,703	18
Other	4,334	6,362	6,005	5,219	980

	237,727	455,343	398,501	323,213	77,472
Less expenses waived/reimbursed	(122,651)	(141,000)	(138,423)	(131,812)	(69,865)

Total operating expenses	115,076	314,343	260,078	191,401	7,607

NET INVESTMENT INCOME	546,349	1,519,525	1,282,554	854,544	30,092

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain distributions from affiliated investment companies	87,248	402,259	261,859	208,986	6,797
Net realized gain distributions from unaffiliated investment companies	10,348	21,780	36,846	26,676	1,254
Net realized gain (loss) from sale of investments in affiliated investment companies	559,387	259,490	168,052	(71,610)	(170,503)
Net realized gain (loss) from sale of investments in unaffiliated investment companies	108,468	391,721	765,592	513,637	(15,178)
Futures contracts	(152,656)	(942,698)	(519,394)	(22,393)	18,685
Foreign currencies	(14,460)	(39,145)	(46,303)	(50,539)	(3,940)

Net realized gain (loss)	598,335	93,407	666,652	604,757	(162,885)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(730,349)	(1,505,088)	(2,574,308)	(2,613,424)	(96,572)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(132,014)	(1,411,681)	(1,907,656)	(2,008,667)	(259,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$414,335	$107,844	$(625,102)	$(1,154,123)	$(229,365)

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–19

LVIP Protected Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Protected Profile 2010 Fund		LVIP Protected Profile 2020 Fund		LVIP Protected Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$546,349	$404,269	$1,519,525	$1,023,982	$1,282,554	$827,411
Net realized gain on investments and foreign currencies	598,335	421,328	93,407	536,196	666,652	569,608
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(730,349)	2,531,221	(1,505,088)	7,190,069	(2,574,308)	6,601,250

Net increase (decrease) in net assets resulting from operations	414,335	3,356,818	107,844	8,750,247	(625,102)	7,998,269

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(187,936)	(222,412)	(552,079)	(530,707)	(443,811)	(460,654)
Service Class	(76,696)	(89,204)	(186,540)	(151,974)	(113,199)	(87,370)

	(264,632)	(311,616)	(738,619)	(682,681)	(557,010)	(548,024)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,054,792	9,167,248	24,950,499	25,808,754	20,417,932	20,207,069
Service Class	2,840,823	2,037,981	6,105,950	5,293,620	4,444,659	3,749,179
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	187,936	222,412	552,079	530,707	443,811	460,654
Service Class	76,696	89,204	186,540	151,974	113,199	87,370

	12,160,247	11,516,845	31,795,068	31,785,055	25,419,601	24,504,272

Cost of shares repurchased:
Standard Class	(6,569,954)	(5,091,329)	(16,915,899)	(7,591,210)	(10,729,116)	(5,971,977)
Service Class	(3,813,370)	(3,198,987)	(3,955,197)	(2,792,678)	(3,080,387)	(3,493,423)

	(10,383,324)	(8,290,316)	(20,871,096)	(10,383,888)	(13,809,503)	(9,465,400)

Increase in net assets derived from capital share transactions	1,776,923	3,226,529	10,923,972	21,401,167	11,610,098	15,038,872

NET INCREASE IN NET ASSETS	1,926,626	6,271,731	10,293,197	29,468,733	10,427,986	22,489,117
NET ASSETS:
Beginning of year	32,900,247	26,628,516	91,319,700	61,850,967	77,953,649	55,464,532

End of year	$34,826,873	$32,900,247	$101,612,897	$91,319,700	$88,381,635	$77,953,649

Undistributed net investment income	$621,327	$129,357	$1,668,520	$385,794	$1,334,680	$279,387

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–20

LVIP Protected Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Protected Profile 2040 Fund		LVIP Protected Profile 2050 Fund
	Year Ended		5/2/11* to 12/31/11
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$854,544	$564,022	$30,092
Net realized gain (loss) on investments and foreign currencies	604,757	220,841	(162,885)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(2,613,424)	5,399,883	(96,572)

Net increase (decrease) in net assets resulting from operations	(1,154,123)	6,184,746	(229,365)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(301,328)	(312,085)	—
Service Class	(77,934)	(56,342)	—

	(379,262)	(368,427)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,456,707	15,750,034	2,123,043
Service Class	4,228,455	4,066,870	1,939,267
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	301,328	312,085	—
Service Class	77,934	56,342	—

	22,064,424	20,185,331	4,062,310

Cost of shares repurchased:
Standard Class	(8,140,922)	(5,583,396)	(493,150)
Service Class	(2,999,170)	(1,999,149)	(2,730)

	(11,140,092)	(7,582,545)	(495,880)

Increase in net assets derived from capital share transactions	10,924,332	12,602,786	3,566,430

NET INCREASE IN NET ASSETS	9,390,947	18,419,105	3,337,065
NET ASSETS:
Beginning of year/period	55,170,113	36,751,008	—

End of year/period	$64,561,060	$55,170,113	$3,337,065

Undistributed net investment income	$846,897	$195,595	$27,663

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–21

LVIP Protected Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2010 Fund Standard Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.553	$9.571	$7.899	$10.613	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.180	0.141	0.176	0.274	0.150
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.045)	0.951	1.743	(2.813)	0.511

Total from investment operations	0.135	1.092	1.919	(2.539)	0.661

Less dividends and distributions from:
Net investment income	(0.084)	(0.110)	(0.158)	(0.166)	(0.048)
Net realized gain on investments	—	—	(0.089)	(0.009)	—

Total dividends and distributions	(0.084)	(0.110)	(0.247)	(0.175)	(0.048)

Net asset value, end of period	$10.604	$10.553	$9.571	$7.899	$10.613

Total return[4]	1.29%	11.42%	24.40%	(23.91% )	6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,751	$21,962	$15,684	$9,428	$4,395
Ratio of expenses to average net assets[5]	0.26%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.61%	0.63%	0.85%	3.43%
Ratio of net investment income to average net assets	1.67%	1.42%	2.05%	2.93%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.31%	1.01%	1.62%	2.33%	(1.06% )
Portfolio turnover	56%	35%	114%	75%	48%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–22

LVIP Protected Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2010 Fund Service Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.553	$9.573	$7.903	$10.608	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.153	0.116	0.155	0.251	0.133
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.045)	0.949	1.741	(2.808)	0.509

Total from investment operations	0.108	1.065	1.896	(2.557)	0.642

Less dividends and distributions from:
Net investment income	(0.084)	(0.085)	(0.137)	(0.139)	(0.034)
Net realized gain on investments	—	—	(0.089)	(0.009)	—

Total dividends and distributions	(0.084)	(0.085)	(0.226)	(0.148)	(0.034)

Net asset value, end of period	$10.577	$10.553	$9.573	$7.903	$10.608

Total return[4]	1.03%	11.14%	24.10%	(24.10% )	6.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,076	$10,938	$10,945	$6,729	$1,588
Ratio of expenses to average net assets[5]	0.51%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.87%	0.86%	0.88%	1.10%	3.68%
Ratio of net investment income to average net assets	1.42%	1.17%	1.80%	2.68%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.06%	0.76%	1.37%	2.08%	(1.31% )
Portfolio turnover	56%	35%	114%	75%	48%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–23

LVIP Protected Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2020 Fund Standard Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.217	$9.202	$7.547	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.170	0.141	0.167	0.239	0.130
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.148)	0.962	1.759	(3.060)	0.407

Total from investment operations	0.022	1.103	1.926	(2.821)	0.537

Less dividends and distributions from:
Net investment income	(0.080)	(0.088)	(0.155)	(0.116)	(0.043)
Net realized gain on investments	—	—	(0.116)	(0.010)	—

Total dividends and distributions	(0.080)	(0.088)	(0.271)	(0.126)	(0.043)

Net asset value, end of period	$10.159	$10.217	$9.202	$7.547	$10.494

Total return[4]	0.22%	12.00%	25.66%	(26.89% )	5.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,045	$66,870	$42,389	$24,786	$9,355
Ratio of expenses to average net assets[5]	0.26%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.41%	0.41%	0.45%	0.56%	1.70%
Ratio of net investment income to average net assets	1.64%	1.47%	2.02%	2.66%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.26%	1.77%	2.35%	0.41%
Portfolio turnover	51%	22%	83%	55%	41%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–24

LVIP Protected Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2020 Fund Service Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.219	$9.205	$7.552	$10.490	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.144	0.117	0.146	0.217	0.113
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.147)	0.961	1.758	(3.056)	0.406

Total from investment operations	(0.003)	1.078	1.904	(2.839)	0.519

Less dividends and distributions from:
Net investment income	(0.080)	(0.064)	(0.135)	(0.089)	(0.029)
Net realized gain on investments	—	—	(0.116)	(0.010)	—

Total dividends and distributions	(0.080)	(0.064)	(0.251)	(0.099)	(0.029)

Net asset value, end of period	$10.136	$10.219	$9.205	$7.552	$10.490

Total return[4]	(0.02% )	11.72%	25.35%	(27.07% )	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,568	$24,450	$19,462	$11,129	$2,344
Ratio of expenses to average net assets[5]	0.51%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.66%	0.70%	0.81%	1.95%
Ratio of net investment income to average net assets	1.39%	1.22%	1.77%	2.41%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.01%	1.52%	2.10%	0.16%
Portfolio turnover	51%	22%	83%	55%	41%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–25

LVIP Protected Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2030 Fund Standard Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.154	$9.096	$7.298	$10.661	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.164	0.126	0.160	0.214	0.115
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.220)	1.012	1.869	(3.493)	0.588

Total from investment operations	(0.056)	1.138	2.029	(3.279)	0.703

Less dividends and distributions from:
Net investment income	(0.068)	(0.080)	(0.139)	(0.075)	(0.042)
Net realized gain on investments	—	—	(0.092)	(0.009)	—

Total dividends and distributions	(0.068)	(0.080)	(0.231)	(0.084)	(0.042)

Net asset value, end of period	$10.030	$10.154	$9.096	$7.298	$10.661

Total return[4]	(0.54% )	12.52%	27.95%	(30.78% )	7.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,935	$61,744	$41,203	$19,388	$6,438
Ratio of expenses to average net assets[5]	0.26%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.43%	0.43%	0.48%	0.70%	2.86%
Ratio of net investment income to average net assets	1.59%	1.34%	1.97%	2.43%	1.61%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.42%	1.11%	1.69%	1.98%	(1.00% )
Portfolio turnover	56%	23%	78%	29%	32%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–26

LVIP Protected Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2030 Fund Service Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.156	$9.100	$7.303	$10.657	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.138	0.102	0.140	0.192	0.097
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.219)	1.010	1.869	(3.489)	0.588

Total from investment operations	(0.081)	1.112	2.009	(3.297)	0.685

Less dividends and distributions from:
Net investment income	(0.068)	(0.056)	(0.120)	(0.048)	(0.028)
Net realized gain on investments	—	—	(0.092)	(0.009)	—

Total dividends and distributions	(0.068)	(0.056)	(0.212)	(0.057)	(0.028)

Net asset value, end of period	$10.007	$10.156	$9.100	$7.303	$10.657

Total return[4]	(0.79% )	12.23%	27.65%	(30.95% )	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,447	$16,210	$14,262	$6,040	$1,029
Ratio of expenses to average net assets[5]	0.51%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	0.68%	0.73%	0.95%	3.11%
Ratio of net investment income to average net assets	1.34%	1.09%	1.72%	2.18%	1.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.17%	0.86%	1.44%	1.73%	(1.25% )
Portfolio turnover	56%	23%	78%	29%	32%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–27

LVIP Protected Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2040 Fund Standard Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$9.704	$8.602	$6.726	$10.498	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.142	0.119	0.138	0.179	0.127
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.284)	1.055	1.934	(3.910)	0.453

Total from investment operations	(0.142)	1.174	2.072	(3.731)	0.580

Less dividends and distributions from:
Net investment income	(0.059)	(0.072)	(0.103)	(0.035)	(0.082)
Net realized gain on investments	—	—	(0.093)	(0.006)	—

Total dividends and distributions	(0.059)	(0.072)	(0.196)	(0.041)	(0.082)

Net asset value, end of period	$9.503	$9.704	$8.602	$6.726	$10.498

Total return[4]	(1.46% )	13.66%	30.96%	(35.54% )	5.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$52,039	$43,617	$28,560	$10,225	$3,285
Ratio of expenses to average net assets[5]	0.26%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.47%	0.51%	0.58%	1.01%	5.14%
Ratio of net investment income to average net assets	1.44%	1.35%	1.83%	2.13%	1.80%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.23%	1.04%	1.45%	1.37%	(3.09% )
Portfolio turnover	65%	19%	81%	41%	28%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–28

LVIP Protected Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2040 Fund Service Class
	Year Ended				4/30/07[2] to 12/31/07
	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$9.690	$8.591	$6.729	$10.495	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.117	0.097	0.119	0.158	0.110
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.283)	1.052	1.932	(3.905)	0.453

Total from investment operations	(0.166)	1.149	2.051	(3.747)	0.563

Less dividends and distributions from:
Net investment income	(0.059)	(0.050)	(0.096)	(0.013)	(0.068)
Net realized gain on investments	—	—	(0.093)	(0.006)	—

Total dividends and distributions	(0.059)	(0.050)	(0.189)	(0.019)	(0.068)

Net asset value, end of period	$9.465	$9.690	$8.591	$6.729	$10.495

Total return[4]	(1.71% )	13.38%	30.63%	(35.71% )	5.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,522	$11,553	$8,191	$4,255	$579
Ratio of expenses to average net assets[5]	0.51%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.72%	0.76%	0.83%	1.26%	5.39%
Ratio of net investment income to average net assets	1.19%	1.10%	1.58%	1.88%	1.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.98%	0.79%	1.20%	1.12%	(3.34% )
Portfolio turnover	65%	19%	81%	41%	28%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–29

LVIP Protected Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

	LVIP Protected Profile 2050 Fund
	Standard Class		Service Class
	5/2/11[1] to 12/31/11		5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.000		$10.000

Income (loss) from investment operations:
Net investment income[2]	0.128		0.115
Net realized and unrealized loss on investments and foreign currencies	(1.175)		(1.177)

Total from investment operations	(1.047)		(1.062)

Net asset value, end of period	$8.953		$8.938

Total return[3]	(10.47%	)	(10.62%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,603		$1,734
Ratio of expenses to average net assets[4]	0.30%		0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.78%		5.03%
Ratio of net investment income to average net assets	2.12%		1.87%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(2.36%	)	(2.61%	)
Portfolio turnover	68%		68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–30

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Protected Profile 2010 Fund (formerly the LVIP Wilshire 2010 Profile Fund), LVIP Protected Profile 2020 Fund (formerly the LVIP Wilshire 2020 Profile Fund), LVIP Protected Profile 2030 Fund (formerly the LVIP Wilshire 2030 Profile Fund), LVIP Protected Profile 2040 Fund (formerly the LVIP Wilshire 2040 Profile Fund) and LVIP Protected Profile 2050 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities. Beginning on May 27, 2011, the Funds began to employ an actively managed risk management overlay strategy that invests directly in exchange traded futures to seek to control overall portfolio volatility and hedge downside market risk.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Future contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2011, as applicable), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in the foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment

LVIP Protected Profile Target Maturity Funds–31

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee paid to the investment advisors of the Underlying Funds including (LIAC). Prior to May 27, 2011, LIAC had volantarily agreed to waive a portion of its advisory fee. The waiver amount was 0.05% of average daily net assets of each Fund.

Effective May 1, 2011, LIAC had contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds. Prior to May 1, 2011, LIAC had contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets.

Prior to close of business on April 29, 2011, Wilshire Associates Incorporated (Wilshire) was responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, paid Wilshire a fee at an annual rate based on the combined net assets of the LVIP Protected Profile Conservative Fund (formerly LVIP Conservative Profile Fund), LVIP Protected Profile Moderate Fund (formerly LVIP Moderate Profile Fund), LVIP Protected Profile Growth Fund (formerly LVIP Moderately Aggressive Profile Fund). LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, and LVIP Protected Profile 2040 Fund, (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million; 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion. Effective May 1, 2011, LIAC retained Wilshire to provide consulting services to LIAC relating to asset allocation for the Funds. Effective May 27, 2011, LIAC retained Milliman, Inc. (Milliman) to provide consulting services to LIAC relating to risk management strategy for the Funds. LIAC pays Wilshire’s and Milliman’s consulting fees out of its advisory fees. Wilshire and Milliman have no advisory authority in relation to the Funds.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year/period ended December 31, 2011, fees for administrative and legal services amounted as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Administration fees	$3,426	$9,659	$8,324	$6,135	$155
Legal fees	1,701	4,687	4,014	2,963	57

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.The investment managers of the Underlying Funds include Delaware Management Company, LIAC, Dreyfus and PIMCO.

LVIP Protected Profile Target Maturity Funds–32

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2011, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Receivables from LIAC	$3,624	$—	$—	$—	$8,606
Management fees payable to LIAC	—	11,760	6,480	2,499	—
Distribution fees payable to LFD	2,135	5,628	3,661	2,629	367

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2011, Lincoln Life directly owned 97.91% of the LVIP Protected Profile 2050 Fund Service Class shares.

3. Investments

For the year/period ended December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Purchases	$18,962,466	$54,596,262	$51,366,904	$45,168,377	$4,793,779
Sales	18,694,754	47,880,661	45,089,340	38,553,592	1,510,187

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Cost of investments	$28,137,543	$84,729,536	$73,763,106	$54,106,085	$3,446,573

Aggregate unrealized appreciation	$6,709,025	$16,985,950	$14,465,278	$11,022,778	$19,814
Aggregate unrealized depreciation	(693,762)	(2,571,518)	(2,494,433)	(2,577,881)	(277,596)

Net unrealized appreciation (depreciation)	$6,015,263	$14,414,432	$11,970,845	$8,444,897	$(257,782)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Funds’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Investment Companies	$33,229,668	$97,311,131	$82,749,372	$59,809,782	$3,006,902
Short-Term Investment	923,138	1,832,837	2,984,579	2,741,200	181,889

Total	$34,152,806	$99,143,968	$85,733,951	$62,550,982	$3,188,791

Futures Contracts	$(118,236)	$(434,533)	$(437,700)	$(401,691)	$(24,520)

LVIP Protected Profile Target Maturity Funds–33

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 securities at the beginning or end of the year/period.

During the year/period ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund
Year Ended December 31, 2011:
Ordinary income	$264,632	$738,619	$557,010	$379,262

Year Ended December 31, 2010:
Ordinary income	$311,616	$682,681	$548,024	$368,427

LVIP Protected Profile 2050 Fund did not make any distributions during the period May 2, 2011 through December 31, 2011.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Shares of beneficial interest	$32,091,851	$94,918,729	$81,276,875	$58,859,653	$3,566,430
Undistributed ordinary income	636,228	1,700,393	1,371,536	881,825	55,472
Undistributed long-term capital gains	—	—	—	—	1,023
Post-October losses	(49,703)	(53,111)	(80,826)	(9,733)	(19,228)
Qualified late year losses	(14,901)	(31,873)	(36,856)	(34,928)	(2,619)
Capital loss carryforwards	(3,824,926)	(9,247,855)	(6,025,531)	(3,487,222)	—
Unrealized appreciation (depreciation) of investments	5,988,324	14,326,614	11,876,437	8,351,465	(264,013)

Net assets	$34,826,873	$101,612,897	$88,381,635	$64,561,060	$3,337,065

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds, pass-through consent dividends from the Underlying Funds and foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year/period ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Undistributed net investment income	$210,253	$501,820	$329,749	$176,020	$2,429
Accumulated net realized loss	(210,253)	(501,820)	(329,749)	(176,020)	(2,429)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2011, the Funds utilized capital loss carryforwards as follows:

LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund
$395,847	$101,421	$1,005,644	$953,073

LVIP Protected Profile Target Maturity Funds–34

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, for each Fund will expire as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund
Year of Expiration
2017	$3,824,926	$9,247,855	$6,025,531	$3,487,222

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Protected Profile 2010 Fund		LVIP Protected Profile 2020 Fund		LVIP Protected Profile 2030 Fund		LVIP Protected Profile 2040 Fund		LVIP Protected Profile 2050 Fund
	Year Ended		Year Ended		Year Ended		Year Ended		5/2/11*
									to
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11
Shares sold:
Standard Class	846,214	930,308	2,418,382	2,687,250	1,986,424	2,142,189	1,775,906	1,775,041	230,879
Service Class	264,871	208,022	592,164	555,015	431,523	397,903	429,106	460,403	194,350
Shares issued upon reinvestment of dividend and distributions:
Standard Class	17,916	21,390	54,993	52,801	44,716	46,232	31,907	32,899	—
Service Class	7,324	8,577	18,611	15,116	11,424	8,765	8,279	5,947	—

	1,136,325	1,168,297	3,084,150	3,310,182	2,474,087	2,595,089	2,245,198	2,274,290	425,229

Shares repurchased:
Standard Class	(611,072)	(509,289)	(1,631,477)	(801,489)	(1,039,539)	(637,379)	(826,579)	(633,293)	(51,874)
Service Class	(356,057)	(323,393)	(382,099)	(291,819)	(295,471)	(377,930)	(306,838)	(227,499)	(285)

	(967,129)	(832,682)	(2,013,576)	(1,093,308)	(1,335,010)	(1,015,309)	(1,133,417)	(860,792)	(52,159)

Net increase	169,196	335,615	1,070,574	2,216,874	1,139,077	1,579,780	1,111,781	1,413,498	373,070

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Funds deposit cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded

LVIP Protected Profile Target Maturity Funds–35

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

futures, guarantees against default. The change in unrealized appreciation/depreciation on futures contracts for the year ended December 31, 2011 are presented below and are included in the Statements of Operations under the caption Net change in unrealized appreciation/depreciation of investments and foreign currencies. Realized loss on futures contracts for the year ended December 31, 2011 is reported in the Statements of Operations under the caption Net realized gain (loss) on futures contracts.

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Change in unrealized depreciation	$(118,236)	$(434,533)	$(437,700)	$(401,691)	$(24,520)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume Future Contracts (Average Notional Amount)	Liability Derivative Volume Future Contracts (Average Notional Amount)
LVIP Protected Profile 2010 Fund	$—	$4,751,356
LVIP Protected Profile 2020 Fund	—	15,943,029
LVIP Protected Profile 2030 Fund	—	16,203,024
LVIP Protected Profile 2040 Fund	—	16,294,917
LVIP Protected Profile 2050 Fund	—	802,694

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Protected Profile Target Maturity Funds–36

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Protected Profile Target Maturity Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, LVIP Protected Profile 2040 Fund and LVIP Protected Profile 2050 Fund (five of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, LVIP Protected Profile 2040 Fund and LVIP Protected Profile 2050 Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of their operations, the changes in their net assets and financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Protected Profile Target Maturity Funds–37

LVIP Protected Profile Target Maturity Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Protected Profile 2010 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2020 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2030 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2040 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2050 Fund	0.00%	0.00%	0.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser and/or overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that, in some cases, LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. With respect to the Funds that are sub-advised, the Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-advisers’ use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that, in some cases, LIAC does not manage the day-to-day portfolio of certain Funds, but had delegated those duties to unaffiliated sub-advisers. The Board concluded that LIAC had appropriate reviewed and monitored the sub-advisers’ investment performance.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, as applicable, and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Protected Profile Target Maturity Funds–38

LVIP Protected Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Board reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board considered that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board also considered that LIAC had become responsible for the Fund’s investment decision-making on May 1, 2011 and that performance information was available through June 30, 2011. The Board agreed that a two month review period was too short of a time period to reasonably assess performance and agreed to monitor performance in the coming year.

The Board considered that LIAC had implemented an expense limitation for each of the Funds from May 1, 2011 through April 30, 2012. The Board noted that the investment management fees for each Fund were above the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for each Fund continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement for each Fund.

LVIP Protected Profile Target Maturity Funds–39

Officer/Trustee Information for Lincoln VIP Trust

	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Protected Profile Target Maturity Funds–40

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Protected Profile Target Maturity Funds–41

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds

SSgA Conservative Index Allocation Fund

SSgA Moderate Index Allocation Fund

SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Structured Allocation Funds

SSgA Conservative Structured Allocation Fund

SSgA Moderate Structured Allocation Fund

SSgA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds

2011 Annual Report Commentary

Managed by:

The LVIP SSgA Conservative Index Allocation Fund returned 2.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Conservative Index Allocation Composite1, returned 3.46%.

The LVIP SSgA Moderate Index Allocation Fund returned (0.23%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Moderate Index Allocation Composite2, returned 0.79%.

The LVIP SSgA Moderately Aggressive Index Allocation Fund returned (2.55%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark the Moderately Aggressive Index Allocation Composite3, returned (1.37%).

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500®4 Index ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent S&P downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends)5 fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends)6 fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index7 advancing 7.84%. Investors in longer duration bonds were rewarded with double digit returns as a result of the drop in interest rates.

The fixed income allocation within the LVIP SSgA Index Allocation Funds was the leading contributor to returns for the year. The strongest performer was the Fund’s exposure to the inflation protected fixed income category, which posted double digit gains during 2011. The core bond portion of the portfolio also logged solid gains, with the underlying LVIP SSgA Bond Index Fund returning 7.40% for the year.

The domestic stock portion of the LVIP SSgA Index Allocation Funds was also a positive contributor to returns for the year, aided by the Funds’ exposure to the LVIP SSgA S&P 500 Index Fund. The U.S. small-cap allocation was a detractor, as the LVIP SSgA Small Cap Index Fund fell by 4.56% for the year.

The leading detractor to returns for the year came from the non-US equity allocation within the LVIP SSgA Index Allocation Funds. The exposure to both developed and emerging markets negatively impacted returns as non-US equity markets sold off sharply. The developed markets portion of the Funds, represented by the LVIP SSgA International Index Fund, fell 12.38% during 2011, while the emerging markets portion of the Funds, represented by the SPDR® S&P Emerging Markets ETF, fell by 21.13%.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,805 for the Standard Class shares and to $10,768 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,902. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+2.69%
Inception (8/2/10)	+5.58%

Service Class Shares
One Year	+2.44%
Inception (8/2/10)	+5.33%

1

The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500 Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI EAFE Emerging Markets Index (net dividends).

2

The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500 Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.

7	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Allocation Funds–2

LVIP SSgA Index Allocation Funds

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,710 for the Standard Class shares and to $10,673 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,886. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–0.23%
Inception (8/2/10)	+4.94%

Service Class Shares
One Year	–0.48%
Inception (8/2/10)	+4.68%

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,597 for the Standard Class shares and to $10,560 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,783. For additional comparison, the S&P 500 Index would have increased to $11,763. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–2.55%
Inception (8/2/10)	+4.16%

Service Class Shares
One Year	–2.79%
Inception (8/2/10)	+3.90%

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds

2011 Annual Report Commentary

Managed By:

The LVIP SSgA Conservative Structured Allocation Fund returned 2.80% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Conservative Structured Allocation Composite1, returned 3.46%.

The LVIP SSgA Moderate Structured Allocation Fund returned 0.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Moderate Structured Allocation Composite2, returned 0.79%.

The LVIP SSgA Moderately Aggressive Structured Allocation Fund returned (1.74%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Moderately Aggressive Structured Allocation Composite3, returned (1.37%).

Volatility was the key theme for equity investors throughout 2011, with wild swings to both the positive and negative becoming the norm as the year wore on. In the end, the S&P 500® Index4 ended the year not far from where it began, notching a total return of 2.11% with dividends reinvested. Through the second quarter, equity markets looked poised to continue the pattern of double digit domestic equity market returns of the past two years. At June 30, 2011, the S&P 500 Index had gained over 6% year to date, despite a tumultuous winter and spring that saw unrest in the Middle East, a crippling earthquake and tsunami in Japan and continued fiscal pressure in the greater Eurozone. As we entered the third quarter a bitter partisan fight in Congress over the U.S. debt ceiling and a subsequent downgrade of the U.S. credit rating represented the proverbial straw that broke the camel’s back and capital markets the world over pulled back sharply. The third quarter of 2011 saw equity markets globally sell off sharply, erasing much of the advance of the previous 18-months. As the calendar turned to autumn and the fourth quarter began, we experienced a very strong relief rally during the month of October, followed by more muted results in November and December.

While U.S. equity markets ended the year with modest gains, international equity markets did not fare as well. Weighed down by the lack of resolution in the Eurozone, slowing global growth and widespread civil unrest, equity markets suffered negative returns. The broadly diversified developed markets MSCI EAFE Index (net dividends)5 fell 12.14% for the year, while the developing market MSCI Emerging Markets Index (net dividends)6 fell 18.42%.

While the equity markets were volatile, the fixed income markets also made many headlines during the year. Most notable was the Federal Reserve implementing “operation twist” in the second half of the year with the intent of shifting the duration of their bond holdings to drive long-term interest rates down to further stimulate the economy. This move, along with the coinciding flight to quality out of equity markets that occurred during the third quarter helped drive interest rates to record lows. The 10-year U.S. Treasury bond, a widely followed benchmark of the fixed income market, began the year with a yield of 3.29% and ended the year at a yield of 1.87%. This massive shift in long-term interest rates fueled another year of strong positive returns for bond investors, with the Barclays Capital U.S. Aggregate Bond Index7 advancing 7.84%. Investors in longer duration bonds were rewarded with double digit returns as a result of the drop in interest rates.

The fixed income allocation within the LVIP SSgA Structured Allocation Funds was the leading contributor to total returns for the year. The strongest performer was the Fund’s exposure to the inflation protected fixed income category, represented by the SPDR® Barclays Capital TIPS ETF, which returned 13.77% for the year. The core bond portion of the portfolio also contributed to positive returns, with the underlying LVIP SSgA Bond Index Fund returning 7.40% for the year.

The domestic stock portion of the LVIP SSgA Structured Allocation Funds was aided by their exposure to the LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund underlying funds, each of which outperformed their respective benchmarks for the year. Overall, the U.S. large-cap exposure in the Funds had a positive impact on total returns, while the U.S. small and mid-cap exposure in the Funds had a negative impact on total returns.

The leading detractor to returns for the year came from the non-US equity allocation within the LVIP SSgA Structured Allocation Funds. While the Funds benefitted from their exposure to the LVIP SSgA Developed International 150 Fund and LVIP SSgA Emerging Markets 100 Fund, each of which outperformed their respective benchmarks during the year, the broad sell-off in non-U.S. equity markets caused this segment to detract from overall Fund returns.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–4

LVIP SSgA Structured Allocation Funds

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,767 for the Standard Class shares and to $10,730 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,902. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+2.80%
Inception (8/2/10)	+5.32%

Service Class Shares
One Year	+2.54%
Inception (8/2/10)	+5.07%

1

The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500 Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets Index (net dividends).

2

The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500 Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.

7	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Allocation Funds–5

LVIP SSgA Structured Allocation Funds

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,667 for the Standard Class shares and to $10,630 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,886. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.29%
Inception (8/2/10)	+4.64%

Service Class Shares
One Year	+0.04%
Inception (8/2/10)	+4.38%

Growth of $10,000 invested 8/2/10 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,744 for the Standard Class shares and to $10,705 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/11. The same $10,000 investment would have increased to $10,783. For additional comparison, the S&P 500 Index would have increased to $11,763. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–1.74%
Inception (8/2/10)	+5.16%

Service Class Shares
One Year	–1.99%
Inception (8/2/10)	+4.90%

LVIP SSgA Allocation Funds–6

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$989.40	0.20%	$1.00
Service Class Shares	1,000.00	988.20	0.45%	2.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$957.00	0.20%	$0.99
Service Class Shares	1,000.00	955.70	0.45%	2.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$937.70	0.20%	$0.98
Service Class Shares	1,000.00	936.50	0.45%	2.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Allocation Funds–7

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

For the Period July 1, 2011 to December 31, 2011

LVIP SSgA Conservative Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$988.30	0.20%	$1.00
Service Class Shares	1,000.00	987.10	0.45%	2.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$957.70	0.20%	$0.99
Service Class Shares	1,000.00	956.50	0.45%	2.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$937.40	0.20%	$0.98
Service Class Shares	1,000.00	936.20	0.45%	2.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table does not reflect the expenses of the underlying funds.

LVIP SSgA Allocation Funds–8

LVIP SSgA Index Allocation Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP SSgA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.36%
Equity Funds	22.00%
Fixed Income Fund	50.79%
International Equity Fund	13.57%
Unaffiliated Investment Companies	13.70%
Fixed Income Fund	10.06%
International Equity Fund	3.64%
Short-Term Investment	0.05%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	85.48%
Equity Funds	38.31%
Fixed Income Fund	25.61%
International Equity Fund	21.56%
Unaffiliated Investment Companies	14.30%
Fixed Income Fund	5.07%
International Equity Fund	9.23%
Short-Term Investment	0.33%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	84.22%
Equity Funds	34.13%
Fixed Income Fund	30.60%
International Equity Fund	19.49%
Unaffiliated Investment Companies	15.60%
Fixed Income Fund	10.10%
International Equity Fund	5.50%
Short-Term Investment	0.33%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–9

LVIP SSgA Structured Allocation Funds

Security Type/Sector Allocations

As of December 31, 2011

LVIP SSgA Conservative Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.97%
Equity Funds	21.90%
Fixed Income Fund	50.70%
International Equity Funds	17.37%
Unaffiliated Investment Company	10.04%
Short-Term Investment	0.31%
Total Value of Securities	100.32%
Liabilities Net of Receivables and Other Assets	(0.32%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	94.80%
Equity Funds	38.17%
Fixed Income Fund	25.55%
International Equity Funds	31.08%
Unaffiliated Investment Company	5.06%
Short-Term Investment	0.92%
Total Value of Securities	100.78%
Liabilities Net of Receivables and Other Assets	(0.78%)
Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.66%
Equity Funds	33.97%
Fixed Income Fund	30.52%
International Equity Funds	25.17%
Unaffiliated Investment Company	10.07%
Short-Term Investment	0.19%
Total Value of Securities	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–10

LVIP SSgA Conservative Index Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–86.36%
Equity Funds–22.00%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	688,209	$6,122,304
LVIP SSgA Small-Cap Index Fund	79,565	1,354,665

		7,476,969

Fixed Income Fund–50.79%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	1,511,539	17,261,771

		17,261,771

International Equity Fund–13.57%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	673,529	4,614,345

		4,614,345

Total Affiliated Investment Companies (Cost $29,380,652)		29,353,085

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–13.70%
Fixed Income Fund–10.06%
SPDR® Barclays Capital TIPS ETF	58,903	$3,417,552

		3,417,552

International Equity Fund–3.64%
SPDR® S&P Emerging Markets ETF	21,273	1,238,301

		1,238,301

Total Unaffiliated Investment Companies (Cost $4,676,598)		4,655,853

SHORT-TERM INVESTMENT–0.05%
Money Market Mutual Fund–0.05%
Dreyfus Treasury & Agency Cash Management Fund	18,245	18,245

Total Short-Term Investment (Cost $18,245)		18,245

TOTAL VALUE OF SECURITIES–100.11% (Cost $34,075,495)	34,027,183
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(38,693)

NET ASSETS APPLICABLE TO 3,160,628 SHARES OUTSTANDING–100.00%	$33,988,490

NET ASSET VALUE–LVIP SSgA CONSERVATIVE INDEX ALLOCATION FUND STANDARD CLASS ($148,950 / 13,854 Shares)	$10.751

NET ASSET VALUE–LVIP SSgA CONSERVATIVE INDEX ALLOCATION FUND SERVICE CLASS ($33,839,540 / 3,146,774 Shares)	$10.754

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$33,890,262
Undistributed net investment income	567,480
Accumulated net realized loss on investments	(420,940)
Net unrealized depreciation of investments	(48,312)

Total net assets	$33,988,490

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Moderate Index Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–84.22%
Equity Funds–34.13%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	2,213,409	$19,690,484
LVIP SSgA Small-Cap Index Fund	354,233	6,031,170

		25,721,654

Fixed Income Fund–30.60%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	2,019,517	23,062,886

		23,062,886

International Equity Fund–19.49%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	2,143,813	14,687,260

		14,687,260

Total Affiliated Investment Companies (Cost $64,673,851)		63,471,800

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–15.60%
Fixed Income Fund–10.10%
SPDR® Barclays Capital TIPS ETF	131,158	$7,609,787

		7,609,787

International Equity Fund–5.50%
SPDR® S&P Emerging Markets ETF	71,175	4,143,098

		4,143,098

Total Unaffiliated Investment Companies (Cost $12,061,207)		11,752,885

SHORT-TERM INVESTMENT–0.33%
Money Market Mutual Fund–0.33%
Dreyfus Treasury & Agency Cash Management Fund	249,951	249,951

Total Short-Term Investment (Cost $249,951)		249,951

TOTAL VALUE OF SECURITIES–100.15% (Cost $76,985,009)	75,474,636
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(112,621)

NET ASSETS APPLICABLE TO 7,065,906 SHARES OUTSTANDING–100.00%	$75,362,015

NET ASSET VALUE–LVIP SSgA MODERATE INDEX ALLOCATION FUND STANDARD CLASS ($1,158,493 / 108,640 Shares)	$10.664

NET ASSET VALUE–LVIP SSgA MODERATE INDEX ALLOCATION FUND SERVICE CLASS ($74,203,522 / 6,957,266 Shares)	$10.666

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$76,091,432
Undistributed net investment income	1,009,474
Accumulated net realized loss on investments	(228,518)
Net unrealized depreciation of investments	(1,510,373)

Total net assets	$75,362,015

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderately Aggressive Index Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–85.48%
Equity Funds–38.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	2,538,650	$22,583,832
LVIP SSgA Small-Cap Index Fund	471,388	8,025,854

		30,609,686

Fixed Income Fund–25.61%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	1,791,882	20,463,295

		20,463,295

International Equity Fund–21.56%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	2,513,660	17,221,084

		17,221,084

Total Affiliated Investment Companies (Cost $70,048,262)		68,294,065

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–14.30%
Fixed Income Fund–5.07%
SPDR® Barclays Capital TIPS ETF	69,825	$4,051,247

		4,051,247

International Equity Fund–9.23%
SPDR® S&P Emerging Markets ETF	126,665	7,373,169

		7,373,169

Total Unaffiliated Investment Companies (Cost $12,437,959)		11,424,416

SHORT-TERM INVESTMENT–0.33%
Money Market Mutual Fund–0.33%
Dreyfus Treasury & Agency Cash Management Fund	265,171	265,171

Total Short-Term Investment (Cost $265,171)		265,171

TOTAL VALUE OF SECURITIES–100.11% (Cost $82,751,392)	79,983,652
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(85,580)

NET ASSETS APPLICABLE TO 7,567,057 SHARES OUTSTANDING–100.00%	$79,898,072

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION FUND STANDARD CLASS ($1,451,242 / 137,114 Shares)	$10.584

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION FUND SERVICE CLASS ($78,446,830 / 7,429,943 Shares)	$10.558

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$81,790,534
Undistributed net investment income	969,833
Accumulated net realized loss on investments	(94,555)
Net unrealized depreciation of investments	(2,767,740)

Total net assets	$79,898,072

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Conservative Structured Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–89.97%
Equity Funds–21.90%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,277,161	$13,292,692
LVIP SSgA S&P 500 Index Fund	1,501,350	13,356,008
LVIP SSgA Small-Cap Index Fund	173,442	2,953,031
LVIP SSgA Small-Mid Cap 200 Fund	240,502	2,974,051

		32,575,782

Fixed Income Fund–50.70%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	6,603,977	75,417,415

		75,417,415

International Equity Funds–17.37%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	1,383,797	10,122,475
LVIP SSgA Emerging Markets 100 Fund	534,474	5,646,189
LVIP SSgA International Index Fund	1,469,564	10,067,982

		25,836,646

Total Affiliated Investment Companies (Cost $136,094,125)		133,829,843

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–10.04%
Fixed Income Fund–10.04%
SPDR® Barclays Capital TIPS ETF	257,300	$14,928,546

Total Unaffiliated Investment Company (Cost $14,253,943)		14,928,546

SHORT-TERM INVESTMENT–0.31%
Money Market Mutual Fund–0.31%
Dreyfus Treasury & Agency Cash Management Fund	466,662	466,662

Total Short-Term Investment (Cost $466,662)		466,662

TOTAL VALUE OF SECURITIES–100.32% (Cost $150,814,730)	149,225,051
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.32%)	(480,672)

NET ASSETS APPLICABLE TO 13,886,494 SHARES OUTSTANDING–100.00%	$148,744,379

NET ASSET VALUE–LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION FUND STANDARD CLASS ($263,068 / 24,565 Shares)	$10.709

NET ASSET VALUE–LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION FUND SERVICE CLASS ($148,481,311 / 13,861,929 Shares)	$10.711

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$147,688,059
Undistributed net investment income	3,110,936
Accumulated net realized loss on investments	(464,937)
Net unrealized depreciation of investments	(1,589,679)

Total net assets	$148,744,379

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Moderate Structured Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–89.66%
Equity Funds–33.97%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	4,503,420	$46,871,595
LVIP SSgA S&P 500 Index Fund	5,294,037	47,095,751
LVIP SSgA Small-Cap Index Fund	847,230	14,424,945
LVIP SSgA Small-Mid Cap 200 Fund	1,174,694	14,526,266

		122,918,557

Fixed Income Fund–30.52%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	9,669,095	110,421,059

		110,421,059

International Equity Funds–25.17%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	4,823,678	35,285,206
LVIP SSgA Emerging Markets 100 Fund	1,957,360	20,677,556
LVIP SSgA International Index Fund	5,122,949	35,097,325

		91,060,087

Total Affiliated Investment Companies (Cost $337,109,481)		324,399,703

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–10.07%
Fixed Income Fund–10.07%
SPDR® Barclays Capital TIPS ETF	627,911	$36,431,396

Total Unaffiliated Investment Company (Cost $34,708,539)		36,431,396

SHORT-TERM INVESTMENT–0.19%
Money Market Mutual Fund–0.19%
Dreyfus Treasury & Agency Cash Management Fund	687,131	687,131

Total Short-Term Investment (Cost $687,131)		687,131

TOTAL VALUE OF SECURITIES–99.92% (Cost $372,505,151)	361,518,230
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	301,897

NET ASSETS APPLICABLE TO 34,110,792 SHARES OUTSTANDING–100.00%	$361,820,127

NET ASSET VALUE–LVIP SSgA MODERATE STRUCTURED ALLOCATION FUND STANDARD CLASS ($1,952,383 / 183,619 Shares)	$10.633

NET ASSET VALUE–LVIP SSgA MODERATE STRUCTURED ALLOCATION FUND SERVICE CLASS ($359,867,744 / 33,927,173 Shares)	$10.607

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$366,437,396
Undistributed net investment income	7,156,739
Accumulated net realized loss on investments	(787,087)
Net unrealized depreciation of investments	(10,986,921)

Total net assets	$361,820,127

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–94.80%
Equity Funds–38.17%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	3,397,769	$35,363,981
LVIP SSgA S&P 500 Index Fund	3,994,660	35,536,499
LVIP SSgA Small-Cap Index Fund	742,146	12,635,781
LVIP SSgA Small-Mid Cap 200 Fund	1,028,861	12,722,901

		96,259,162

Fixed Income Fund–25.55%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	5,643,767	64,451,823

		64,451,823

International Equity Funds–31.08%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	3,717,349	27,192,411
LVIP SSgA Emerging Markets 100 Fund	2,285,455	24,143,549
LVIP SSgA International Index Fund	3,947,946	27,047,380

		78,383,340

Total Affiliated Investment Companies (Cost $251,122,258)		239,094,325

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–5.06%
Fixed Income Fund–5.06%
SPDR® Barclays Capital TIPS ETF	219,905	$12,758,888

Total Unaffiliated Investment Company (Cost $12,137,465)		12,758,888

SHORT-TERM INVESTMENT–0.92%
Money Market Mutual Fund–0.92%
Dreyfus Treasury & Agency Cash Management Fund	2,327,394	2,327,394

Total Short-Term Investment (Cost $2,327,394)		2,327,394

TOTAL VALUE OF SECURITIES–100.78% (Cost $265,587,117)	254,180,607
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.78%)	(1,979,613)

NET ASSETS APPLICABLE TO 23,604,504 SHARES OUTSTANDING–100.00%	$252,200,994

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION FUND STANDARD CLASS ($1,528,005 /142,663 Shares)	$10.711

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION FUND SERVICE CLASS ($250,672,989 / 23,461,841 Shares)	$10.684

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$259,520,946
Undistributed net investment income	5,419,765
Accumulated net realized loss on investments	(1,333,207)
Net unrealized depreciation of investments	(11,406,510)

Total net assets	$252,200,994

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds

Statements of Assets and Liabilities

December 31, 2011

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$29,353,085	$63,471,800	$68,294,065	$133,829,843	$324,399,703	$239,094,325
Investments in unaffiliated investment companies, at value	4,674,098	12,002,836	11,689,587	15,395,208	37,118,527	15,086,282
Cash	—	5	—	5	14	6
Due from manager	1,248	—	—	—	—	—
Receivables for investment companies securities sold	57	—	1,092	—	—	—
Receivables for fund shares sold	96	175,369	217,175	133,862	1,142,685	462,742

TOTAL ASSETS	34,028,584	75,650,010	80,201,919	149,358,918	362,660,929	254,643,355

LIABILITIES:
Payables for investment companies securities purchased	18,303	249,924	266,224	466,688	687,131	2,327,388
Payables for fund shares redeemed	5,392	9,549	7,750	93,062	25,824	23,453
Due to manager and affiliates	6,901	18,798	20,155	44,630	116,441	80,777
Accrued expenses payable	9,498	9,724	9,718	10,159	11,406	10,743

TOTAL LIABILITIES	40,094	287,995	303,847	614,539	840,802	2,442,361

TOTAL NET ASSETS	$33,988,490	$75,362,015	$79,898,072	$148,744,379	$361,820,127	$252,200,994

Investments in affiliated investment companies, at cost	$29,380,652	$64,673,851	$70,048,262	$136,094,125	$337,109,481	$251,122,258
Investments in unaffiliated investment companies, at cost	$4,694,843	$12,311,158	$12,703,130	$14,720,605	$35,395,670	$14,464,859

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–17

LVIP SSgA Allocation Funds

Statements of Operations

Year Ended December 31, 2011

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$592,601	$983,345	$940,205	$2,947,594	$6,249,806	$4,527,815
Dividends from unaffiliated investment companies	79,355	217,374	209,476	291,279	767,968	281,114

	671,956	1,200,719	1,149,681	3,238,873	7,017,774	4,808,929

EXPENSES:
Accounting and administration expenses	48,773	51,035	51,309	55,127	67,432	61,604
Management fees	40,328	94,140	100,625	191,599	484,273	345,737
Distribution fees-Service Class	40,184	92,401	99,609	191,166	481,442	343,883
Professional fees	17,024	17,434	17,464	18,192	20,446	19,412
Reports and statements to shareholders	12,358	10,864	10,446	12,372	17,875	15,533
Custodian fees	2,002	2,089	2,057	3,472	4,752	4,358
Trustees' fees	202	469	476	938	2,405	1,712
Pricing fees	9	9	9	3	3	3
Other	3,221	3,344	3,361	3,556	4,230	3,921

	164,101	271,785	285,356	476,425	1,082,858	796,163
Less expenses waived/reimbursed	(91,654)	(104,072)	(105,247)	(131,980)	(217,082)	(175,695)

Total operating expenses	72,447	167,713	180,109	344,445	865,776	620,468

NET INVESTMENT INCOME	599,509	1,033,006	969,572	2,894,428	6,151,998	4,188,461

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	1,623	1,949	1,762	330,927	1,214,365	1,483,144
Net realized gain distributions from unaffiliated investment companies	14,188	46,279	79,753	—	—	—
Net realized loss from sale of investments in affiliated investment companies	(365,912)	(249,658)	(152,853)	(388,951)	(457,174)	(1,204,815)
Net realized gain (loss) from sale of investments in unaffiliated investment companies	(65,894)	(16,292)	(10,501)	464	48,714	14,372

Net realized gain (loss) on investments	(415,995)	(217,722)	(81,839)	(57,560)	805,905	292,701
Net change in unrealized appreciation/depreciation of investments	(65,325)	(1,554,454)	(2,809,902)	(1,646,308)	(11,223,205)	(11,620,781)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(481,320)	(1,772,176)	(2,891,741)	(1,703,868)	(10,417,300)	(11,328,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,189	$(739,170)	$(1,922,169)	$1,190,560	$(4,265,302)	$(7,139,619)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–18

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$599,509	$5,633	$1,033,006	$14,691	$969,572	$7,667
Net realized gain (loss) on investments	(415,995)	(87)	(217,722)	1,709	(81,839)	1,191
Net change in unrealized appreciation/depreciation of investments	(65,325)	17,013	(1,554,454)	44,081	(2,809,902)	42,162

Net increase (decrease) in net assets resulting from operations	118,189	22,559	(739,170)	60,481	(1,922,169)	51,020

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(613)	—	(4,213)	—	(567)	—
Service Class	(38,253)	—	(34,324)	—	(10,189)	—
Net realized gain on investments:
Standard Class	(1)	—	(10)	—	(5)	—
Service Class	(235)	—	(743)	—	(549)	—

	(39,102)	—	(39,290)	—	(11,310)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	139,717	21,065	1,091,168	173,934	1,419,881	195,311
Service Class	41,213,471	3,074,303	81,295,666	4,704,717	85,314,358	6,100,575
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	614	—	4,223	—	572	—
Service Class	38,488	—	35,067	—	10,738	—

	41,392,290	3,095,368	82,426,124	4,878,651	86,745,549	6,295,886

Cost of shares repurchased:
Standard Class	(14,882)	(96)	(111,063)	(3,524)	(144,955)	(10,992)
Service Class	(10,528,661)	(57,175)	(11,081,085)	(29,109)	(11,101,232)	(3,725)

	(10,543,543)	(57,271)	(11,192,148)	(32,633)	(11,246,187)	(14,717)

Increase in net assets derived from capital share transactions	30,848,747	3,038,097	71,233,976	4,846,018	75,499,362	6,281,169

NET INCREASE IN NET ASSETS	30,927,834	3,060,656	70,455,516	4,906,499	73,565,883	6,332,189
NET ASSETS:
Beginning of year	3,060,656	—	4,906,499	—	6,332,189	—

End of year	$33,988,490	$3,060,656	$75,362,015	$4,906,499	$79,898,072	$6,332,189

Undistributed net investment income	$567,480	$5,888	$1,009,474	$15,816	$969,833	$8,432

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–19

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,894,428	$25,318	$6,151,998	$61,958	$4,188,461	$36,822
Net realized gain (loss) on investments	(57,560)	82	805,905	147	292,701	77
Net change in unrealized appreciation/depreciation of investments	(1,646,308)	56,629	(11,223,205)	236,284	(11,620,781)	214,271

Net increase (decrease) in net assets resulting from operations	1,190,560	82,029	(4,265,302)	298,389	(7,139,619)	251,170

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,254)	—	(3,805)	—	(2,441)	—
Service Class	(157,758)	—	(381,708)	—	(245,798)	—
Net realized gain on investments:
Standard Class	(78)	—	(940)	—	(622)	—
Service Class	(32,464)	—	(156,985)	—	(110,917)	—

	(191,554)	—	(543,438)	—	(359,778)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	531,278	56,923	2,034,510	320,495	2,055,558	56,613
Service Class	167,196,489	10,990,597	369,905,871	29,677,203	284,310,189	18,005,170
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,332	—	4,745	—	3,063	—
Service Class	190,222	—	538,693	—	356,715	—

	167,919,321	11,047,520	372,483,819	29,997,698	286,725,525	18,061,783

Cost of shares repurchased:
Standard Class	(332,310)	(780)	(378,897)	(2,721)	(565,408)	(2,074)
Service Class	(30,640,214)	(330,193)	(35,339,239)	(430,182)	(43,547,310)	(1,223,295)

	(30,972,524)	(330,973)	(35,718,136)	(432,903)	(44,112,718)	(1,225,369)

Increase in net assets derived from capital share transactions	136,946,797	10,716,547	336,765,683	29,564,795	242,612,807	16,836,414

NET INCREASE IN NET ASSETS	137,945,803	10,798,576	331,956,943	29,863,184	235,113,410	17,087,584
NET ASSETS:
Beginning of year	10,798,576	—	29,863,184	—	17,087,584	—

End of year	$148,744,379	$10,798,576	$361,820,127	$29,863,184	$252,200,994	$17,087,584

Undistributed net investment income	$3,110,936	$25,375	$7,156,739	$62,015	$5,419,765	$36,879

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–20

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.520	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.421	0.190
Net realized and unrealized gain (loss) on investments	(0.137)	0.330

Total from investment operations	0.284	0.520

Less dividends and distributions from:
Net investment income	(0.053)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.053)	—

Net asset value, end of period	$10.751	$10.520

Total return[4]	2.69%	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149	$22
Ratio of expenses to average net assets[5]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.76%	27.19%
Ratio of net investment income to average net assets	3.94%	4.43%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	3.38%	(22.56%	)
Portfolio turnover	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $1 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.511	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.395	0.182
Net realized and unrealized gain (loss) on investments	(0.138)	0.329

Total from investment operations	0.257	0.511

Less dividends and distributions from:
Net investment income	(0.014)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.014)	—

Net asset value, end of period	$10.754	$10.511

Total return[4]	2.44%	5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,839	$3,039
Ratio of expenses to average net assets[5]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.01%	27.44%
Ratio of net investment income to average net assets	3.69%	4.18%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	3.13%	(22.81%	)
Portfolio turnover	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $235 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.735	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.321	0.226
Net realized and unrealized gain (loss) on investments	(0.346)	0.509

Total from investment operations	(0.025)	0.735

Less dividends and distributions from:
Net investment income	(0.046)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.046)	—

Net asset value, end of period	$10.664	$10.735

Total return[4]	(0.23% )	7.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,158	$170
Ratio of expenses to average net assets[5]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.47%	12.31%
Ratio of net investment income to average net assets	2.97%	5.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.70%	(6.98%	)
Portfolio turnover	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $10 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.724	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.292	0.216
Net realized and unrealized gain (loss) on investments	(0.344)	0.508

Total from investment operations	(0.052)	0.724

Less dividends and distributions from:
Net investment income	(0.006)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.006)	—

Net asset value, end of period	$10.666	$10.724

Total return[4]	(0.48% )	7.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,204	$4,736
Ratio of expenses to average net assets[5]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.72%	12.56%
Ratio of net investment income to average net assets	2.72%	4.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.45%	(7.23%	)
Portfolio turnover	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $743 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund
	Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.875	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.284	0.172
Net realized and unrealized gain (loss) on investments	(0.562)	0.703

Total from investment operations	(0.278)	0.875

Less dividends and distributions from:
Net investment income	(0.013)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.013)	—

Net asset value, end of period	$10.584	$10.875

Total return[4]	(2.55% )	8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,451	$190
Ratio of expenses to average net assets[5]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.46%	17.50%
Ratio of net investment income to average net assets	2.64%	3.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.38%	(13.43%	)
Portfolio turnover	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $5 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–25

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund
	Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.863	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.256	0.163
Net realized and unrealized gain (loss) on investments	(0.559)	0.700

Total from investment operations	(0.303)	0.863

Less dividends and distributions from:
Net investment income	(0.002)	—
Net realized gain on investments	— [3]	—

Total dividends and distributions	(0.002)	—

Net asset value, end of period	$10.558	$10.863

Total return[4]	(2.79% )	8.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,447	$6,142
Ratio of expenses to average net assets[5]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	17.75%
Ratio of net investment income to average net assets	2.39%	3.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.13%	(13.68%	)
Portfolio turnover	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $549 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–26

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.474	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.428	0.244
Net realized and unrealized gain (loss) on investments	(0.136)	0.230

Total from investment operations	0.292	0.474

Less dividends and distributions from:
Net investment income	(0.054)	—
Net realized gain on investments	(0.003)	—

Total dividends and distributions	(0.057)	—

Net asset value, end of period	$10.709	$10.474

Total return[3]	2.80%	4.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263	$59
Ratio of expenses to average net assets[4]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.37%	8.01%
Ratio of net investment income to average net assets	4.00%	5.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	3.83%	(2.14%	)
Portfolio turnover	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–27

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.464	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.400	0.236
Net realized and unrealized gain (loss) on investments	(0.135)	0.228

Total from investment operations	0.265	0.464

Less dividends and distributions from:
Net investment income	(0.015)	—
Net realized gain on investments	(0.003)	—

Total dividends and distributions	(0.018)	—

Net asset value, end of period	$10.711	$10.464

Total return[3]	2.54%	4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$148,481	$10,740
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	8.26%
Ratio of net investment income to average net assets	3.75%	5.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	3.58%	(2.39%	)
Portfolio turnover	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–28

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund
	Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.637	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.365	0.218
Net realized and unrealized gain (loss) on investments	(0.335)	0.419

Total from investment operations	0.030	0.637

Less dividends and distributions from:
Net investment income	(0.027)	—
Net realized gain on investments	(0.007)	—

Total dividends and distributions	(0.034)	—

Net asset value, end of period	$10.633	$10.637

Total return[3]	0.29%	6.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,952	$323
Ratio of expenses to average net assets[4]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	3.01%
Ratio of net investment income to average net assets	3.41%	4.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.30%	2.17%
Portfolio turnover	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–29

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund
	Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.626	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.337	0.209
Net realized and unrealized gain (loss) on investments	(0.333)	0.417

Total from investment operations	0.004	0.626

Less dividends and distributions from:
Net investment income	(0.016)	—
Net realized gain on investments	(0.007)	—

Total dividends and distributions	(0.023)	—

Net asset value, end of period	$10.607	$10.626

Total return[3]	0.04%	6.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$359,868	$29,540
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	3.26%
Ratio of net investment income to average net assets	3.16%	4.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.05%	1.92%
Portfolio turnover	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–30

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.934	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.353	0.202
Net realized and unrealized gain (loss) on investments	(0.545)	0.732

Total from investment operations	(0.192)	0.934

Less dividends and distributions from:
Net investment income	(0.025)	—
Net realized gain on investments	(0.006)	—

Total dividends and distributions	(0.031)	—

Net asset value, end of period	$10.711	$10.934

Total return[3]	(1.74% )	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,528	$58
Ratio of expenses to average net assets[4]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	4.51%
Ratio of net investment income to average net assets	3.26%	4.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.13%	0.28%
Portfolio turnover	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–31

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended 12/31/11	8/2/10[1] to 12/31/10
Net asset value, beginning of period	$10.923	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.326	0.196
Net realized and unrealized gain (loss) on investments	(0.545)	0.727

Total from investment operations	(0.219)	0.923

Less dividends and distributions from:
Net investment income	(0.014)	—
Net realized gain on investments	(0.006)	—

Total dividends and distributions	(0.020)	—

Net asset value, end of period	$10.684	$10.923

Total return[3]	(1.99% )	9.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,673	$17,030
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	4.76%
Ratio of net investment income to average net assets	3.01%	4.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.88%	0.03%
Portfolio turnover	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–32

LVIP SSgA Allocation Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used,which approximates fair value. The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2010-December 31, 2011), and has concluded that no provision for federal income tax is required for the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

LVIP SSgA Allocation Funds–33

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has hired SSgA Funds Management Inc. (SSgA) to provide consulting services to LIAC in its management of the Funds. SSgA has no management discretion over the Funds’ assets and is paid no compensation by LIAC under the consulting agreement.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Funds during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Administration fees	$1,613	$3,766	$4,025	$7,664	$19,371	$13,829
Legal fees	76	186	201	380	978	691
Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Funds during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. LIAC, Dreyfus and Barclays serve as the investment managers for the Underlying Funds.

At December 31, 2011, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Management fees payable to LIAC	$—	$4,039	$4,738	$14,870	$43,817	$30,068
Distribution fees payable to LFD	6,901	14,759	15,417	29,760	72,624	50,709
Receivable from LIAC	1,248	—	—	—	—	—

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2011, Lincoln Life directly owned shares of the Funds as follows:

LVIP SSgA Conservative Index Allocation Fund
Standard Class Shares	7.25%

LVIP SSgA Allocation Funds–34

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2011, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$37,426,226	$76,643,485	$81,045,565	$149,025,384	$358,190,049	$270,197,064
Sales	5,745,186	4,363,206	3,515,865	8,440,400	14,173,498	22,468,091

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Cost of investments	$34,513,857	$77,279,092	$82,945,240	$151,346,598	$373,616,844	$267,238,033

Aggregate unrealized appreciation	$453,665	$736,847	$479,278	$1,736,244	$3,208,632	$1,563,007
Aggregate unrealized depreciation	(940,339)	(2,541,303)	(3,440,866)	(3,857,791)	(15,307,246)	(14,620,433)

Net unrealized depreciation	$(486,674)	$(1,804,456)	$(2,961,588)	$(2,121,547)	$(12,098,614)	$(13,057,426)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund

Investment Companies	$34,008,938	$75,224,685	$79,718,481	$148,758,389	$360,831,099	$251,853,213
Short-Term Investment	18,245	249,951	265,171	466,662	687,131	2,327,394

Total	$34,027,183	$75,474,636	$79,983,652	$149,225,051	$361,518,230	$254,180,607

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP SSgA Allocation Funds–35

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the period ended December 31, 2010. The tax character of dividends and distributions paid during the year ended December 31, 2011 was as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Ordinary income	$38,986	$38,663	$10,895	$159,179	$385,666	$248,328
Long-term capital gain	116	627	415	32,375	157,772	111,450

Total	$39,102	$39,290	$11,310	$191,554	$543,438	$359,778

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2010 as follows:

LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
$3,475	$11,495	$10,060	$24,772	$106,975	$71,782

Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$33,890,262	$76,091,432	$81,790,534	$147,688,059	$366,437,396	$259,520,946
Undistributed ordinary income	569,515	1,027,100	987,876	3,118,796	7,271,733	5,488,360
Undistributed long term capital gains	15,387	47,939	81,250	59,071	209,612	249,114
Unrealized depreciation of investments	(486,674)	(1,804,456)	(2,961,588)	(2,121,547)	(12,098,614)	(13,057,426)

Net assets	$33,988,490	$75,362,015	$79,898,072	$148,744,379	$361,820,127	$252,200,994

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, pass-through consent dividends from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Undistributed net investment income	$949	$(811)	$2,585	$350,145	$1,328,239	$1,442,664
Accumulated net realized gain (loss)	(4,424)	(10,684)	(12,645)	(374,917)	(1,435,214)	(1,514,446)
Paid-in capital	3,475	11,495	10,060	24,772	106,975	71,782

LVIP SSgA Allocation Funds–36

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10
Shares sold:
Standard Class	13,131	2,067	102,719	16,217	132,997	18,464
Service Class	3,854,599	294,603	7,548,064	444,367	7,894,072	565,799
Shares issued upon reinvestment of dividend and distributions:
Standard Class	57	—	397	—	56	—
Service Class	3,590	—	3,326	—	1,054	—

	3,871,377	296,670	7,654,506	460,584	8,028,179	584,263

Shares repurchased:
Standard Class	(1,392)	(9)	(10,360)	(333)	(13,378)	(1,025)
Service Class	(1,000,532)	(5,486)	(1,035,764)	(2,727)	(1,030,638)	(344)

	(1,001,924)	(5,495)	(1,046,124)	(3,060)	(1,044,016)	(1,369)

Net increase	2,869,453	291,175	6,608,382	457,524	6,984,163	582,894

Transactions in capital shares were as follows:
	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10	Year Ended 12/31/11	Period 8/2/10* to 12/31/10
Shares sold:
Standard Class	49,749	5,662	187,996	30,618	188,568	5,503
Service Class	15,696,901	1,058,193	34,379,963	2,820,844	25,815,975	1,672,036
Shares issued upon reinvestment of dividend and distributions:
Standard Class	125	—	462	—	296	—
Service Class	18,069	—	52,566	—	34,582	—

	15,764,844	1,063,855	34,620,987	2,851,462	26,039,421	1,677,539

Shares repurchased:
Standard Class	(30,896)	(75)	(35,197)	(260)	(51,509)	(195)
Service Class	(2,879,377)	(31,857)	(3,285,274)	(40,926)	(3,947,816)	(112,936)

	(2,910,273)	(31,932)	(3,320,471)	(41,186)	(3,999,325)	(113,131)

Net increase	12,854,571	1,031,923	31,300,516	2,810,276	22,040,096	1,564,408

*	Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Allocation Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderately Aggressive Structured Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, and LVIP SSgA Moderate Structured Allocation Fund (six of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderately Aggressive Structured Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, and LVIP SSgA Moderate Structured Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, and the results of their operations for the year then ended, and their changes in their net assets and their financial highlights for the year then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP SSgA Allocation Funds–38

LVIP SSgA Allocation Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Conservative Index Allocation Fund	0.30%	99.70%	100.00%
LVIP SSgA Moderate Index Allocation Fund	1.60%	98.40%	100.00%
LVIP SSgA Moderately Aggressive Index Allocation Fund	3.67%	96.33%	100.00%
LVIP SSgA Conservative Structured Allocation Fund	16.90%	83.10%	100.00%
LVIP SSgA Moderate Structured Allocation Fund	29.03%	70.97%	100.00%
LVIP SSgA Moderately Aggressive Structured Allocation Fund	30.98%	69.02%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of a sub-adviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser and/or overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that, in some cases, LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. With respect to the Funds that are sub-advised, the Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, a sub-advisers’ use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Allocation Funds–39

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each of the Funds through April 30, 2012. The Board noted that the investment management fees for each Fund were below the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Independent Trustees also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for each Fund continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement for each Fund.

LVIP SSgA Allocation Funds–40

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimak Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA Allocation Funds–41

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Allocation Funds–42

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

2011 Annual Report Commentary

The Fund returned 7.40% (Standard Class shares with distributions reinvested for the fiscal year ended December 31, 2011, while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 7.84%.

The year began with the “slow and steady” economic recovery theme, tested first by a slowly simmering democracy movement in the Middle East, and then by an unexpected disaster in the Far East. The start of the first quarter saw a warming trend in the markets as both stocks and commodities rose. Major firms reported profits that flowed from a combination of spending by businesses and consumers, and not just the expense cuts of earlier periods. The economic indicators were generally positive but were thought to be slightly skewed as the rough winter weather in January had impacted both business and consumer behavior, disrupting normal patterns. The mildly positive consensus was reflected in the FOMC meeting from late January that spoke of a “moderate recovery in activity.” In March, the Fed defended the continuation of the QE2 program, batted down rumors concerning oil price increases and tested a new reverse repurchase agreement program designed to help remove liquidity injected into the economy. The quarter ended with a devastating earthquake in Japan, which drove markets downward until they rebounded at the end of the month as more information emerged about the nuclear issue and its impact on the Japanese economy.

The second quarter saw political brinksmanship over a Federal government shutdown that resulted in a deal that called for a $38.5 billion decrease in budgetary spending, while later analysis showed the real number to be cut as closer to $350 million. The compromise spending plan, while positive when compared to a shutdown, was so late in coming that Standard & Poor’s ratings agency decided to act, changing the US sovereign credit outlook from “Stable” to “Negative” on April 18th. Risk appetites receded in the month of May as Treasury bonds displayed extreme volatility due to deteriorating US data and the uncertain debt situation in the Euro-zone. The 5-Year US Treasury Note dropped as low as 1.40% before finishing the month at 1.76%. Initial jobless claims stalled for the second, consumer confidence trended sideways, home prices resumed their decline, manufacturing lost momentum, and light vehicles sales fell sharply. The five-year and seven-year Treasury auctions that took place during the last week of the month displayed tepid demand from buyers, and the QE2 program ended on June 30th.

During the third quarter, the Fed placed a timeframe on their easy money policies for the first time when they announced that they would maintain rates at an ultra-low level for the next two years. In September, the Fed announced Operation Twist whereby they would sell $400 billion of Treasury securities maturing in 3 years or less in order to purchase notes and bonds further out in the yield curve. This move was more anticipated than the August announcement but still led to a drop in the 30-Year Treasury yield from 3.60% at the end of August to 2.91% at the end of September. While US Credit underperformed, US Treasury securities proved to be a safe haven investment even with the unprecedented downgrade of the US by Standard & Poor’s on August 5th. In addition to weaker US economic data, the instability of peripheral European sovereigns weighed upon the rates and risk markets for much of the quarter. Events were unfolding so rapidly that the “solution” to the Greece crisis, announced in July, was already called into question by the end of September. Finland demanded collateral for any loans that it contributes to the Greece bailout, Greece announced that they wouldn’t be able to meet their projected deficit reduction targets and a number of countries including Germany stated a desire to increase the 21% haircut figure before the quarter was out. Additionally, both Spain and Italy saw their credit default swap spreads blow out.

Following a very unstable third quarter, the fourth quarter showed some signs of moderate stability. While the markets remained volatile with events in Europe as well as in the US, the spreads displayed almost no movement from the beginning to the end of the quarter. For example, the yield premium to comparable duration Treasuries for the Mortgage-Backed Index started at +193 basis points and ended at +195 basis points. The US Treasury Yield Curve was nearly unchanged as well. The yield on the 2-Year Treasury was virtually flat at 0.24% while the 10-Year Treasury yield dropped only 4 basis points over the quarter. Basically, it means that investors earned the bond coupons over the course of the quarter. The rather benign performance for the quarter, however, shouldn’t lead to the conclusion that the world’s economic problems have been solved. In the US, the Super committee failed to come to terms on $1.2 trillion of budget cuts by the Thanksgiving deadline thereby triggering automatic, across-the-board spending cuts beginning in January 2013. This inaction, combined with the debt ceiling fiasco of the summer and the short two-month extension of the payroll tax cut in December, have left investors with the strong impression that the political process is broken. Greece and Italy replaced their heads of government with technocratic leaders that appeared to have a mandate to institute austerity in order to appease Berlin. Signs pointing to an impending European recession caused yields on notes in Italy, and debt in Spain and France to fluctuate while providing more problems on the debt situation. On a brighter note, the economic data in the US unexpectedly strengthened throughout the quarter. Initial jobless claims fell below the 400,000 threshold during the quarter. Additionally, employment data, manufacturing data, housing starts, building permits and durable goods orders all exceeded expectations, leading investors to consider the possibility that the US economy can de-couple from that of Europe.

The Fund seeks to match the returns of the Barclays Capital US Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Barclays Capital US Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Passive Fixed Income Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,288 for the Standard Class shares and $12,177 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $12,563. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+7.40%
Inception (5/1/08)	+5.77%

Service Class Shares
One Year	+7.13%
Inception (5/1/08)	+5.51%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$1,047.90	0.39%	$2.01
Service Class Shares	1,000.00	1,046.60	0.64%	3.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.98	0.64%	3.26

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Security Type/Sector Allocation

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	31.78%
Agency Obligations	5.40%
Commercial Mortgage-Backed Securities	2.00%
Corporate Bonds	20.58%
Aerospace & Defense	0.32%
Air Freight & Logistics	0.08%
Airlines	0.05%
Auto Components	0.03%
Automobiles	0.03%
Beverages	0.45%
Biotechnology	0.17%
Building Products	0.03%
Capital Markets	2.24%
Chemicals	0.34%
Commercial Banks	1.77%
Commercial Services & Supplies	0.13%
Communications Equipment	0.15%
Computers & Peripherals	0.30%
Consumer Finance	0.41%
Containers	0.01%
Distributors	0.03%
Diversified Consumer Services	0.04%
Diversified Financial Services	1.79%
Diversified Telecommunication Services	1.07%
Electric Utilities	1.34%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.18%
Food & Staples Retailing	0.43%
Food Products	0.38%
Gas Utilities	0.09%
Health Care Equipment & Supplies	0.23%
Health Care Providers & Services	0.28%
Hotels, Restaurants & Leisure	0.10%
Household Durables	0.06%
Household Products	0.14%
Independent Power Producers & Energy Traders	0.06%
Industrial Conglomerates	0.13%
Insurance	0.84%
Internet & Catalog Retail	0.01%
Internet Services	0.03%
IT Services	0.06%
Leisure Equipment & Products	0.01%
Life Sciences Tools & Services	0.03%
Machinery	0.20%
Media	1.04%
Metals & Mining	0.60%
Multi-Utilities	0.19%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.14%
Office Electronics	0.04%
Oil, Gas & Consumable Fuels	1.88%
Paper & Forest Products	0.09%
Personal Products	0.02%
Pharmaceuticals	0.78%
Professional Services	0.00%
Real Estate Investment Trusts	0.32%
Road & Rail	0.28%
Semiconductors & Semiconductor Equipment	0.09%
Software	0.22%
Specialty Retail	0.18%
Thrift & Mortgage Finance	0.01%
Tobacco	0.23%
Trading Companies & Distributors	0.01%
Wireless Telecommunication Services	0.31%
Municipal Bonds	0.85%
Non-Agency Asset-Backed Securities	0.18%
Regional Bonds	0.42%
Sovereign Bonds	1.30%
Supranational Banks	1.39%
U.S. Treasury Obligations	35.04%
Short-Term Investment	4.31%
Total Value of Securities	103.25%
Liabilities Net of Receivables and Other Assets	(3.25%)
Total Net Assets	100.00%

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund

Statement of Net Assets

December 31, 2011

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–31.78%
•Fannie Mae ARM
5.253% 7/1/38	$256,740	$276,087
5.534% 11/1/38	464,733	497,769
5.539% 9/1/37	426,611	455,209
5.56% 9/1/38	281,157	303,910
5.699% 11/1/35	497,165	534,626
5.739% 3/1/37	1,956,003	2,105,594
Fannie Mae S.F. 10 yr
5.00% 5/1/12	349	366
5.00% 9/1/12	46,404	49,675
5.00% 10/1/12	252,205	254,604
5.00% 2/1/13	274,231	295,670
5.00% 5/1/13	244,351	259,020
5.50% 12/1/14	141,591	153,861
5.50% 11/1/15	11,890	12,920
6.00% 6/1/12	17,347	17,424
6.00% 12/1/13	154,717	159,355
6.00% 3/1/16	484,455	514,341
6.00% 10/1/16	352,489	376,646
6.00% 12/1/17	198,035	211,387
6.00% 9/1/18	43,686	47,164
Fannie Mae S.F. 15 yr
3.50% 11/1/25	2,690,661	2,816,242
3.50% 12/1/25	4,535,569	4,777,021
4.00% 4/1/24	1,113,286	1,174,486
4.00% 5/1/24	1,419,023	1,497,029
4.00% 6/1/24	1,257,076	1,326,180
4.00% 7/1/24	607,853	641,268
4.00% 10/1/24	44,641	47,096
4.00% 12/1/24	1,815,553	1,915,359
4.00% 1/1/25	1,578,942	1,690,904
4.00% 3/1/25	1,627,157	1,742,539
4.00% 7/1/25	18,945	19,986
4.00% 10/1/25	843,057	889,402
4.00% 3/1/26	1,862,349	1,964,726
4.00% 5/1/26	29,321	30,970
4.50% 2/1/23	567,230	605,236
4.50% 5/1/23	94,166	100,476
4.50% 6/1/23	315,059	336,169
4.50% 11/1/23	122,050	130,227
4.50% 1/1/24	29,743	31,717
4.50% 2/1/24	27,662	29,499
4.50% 3/1/24	25,624	27,324
4.50% 4/1/24	884,078	943,301
4.50% 5/1/24	1,555,379	1,659,596
4.50% 7/1/24	1,065,035	1,135,731
4.50% 8/1/24	1,399,557	1,492,458
4.50% 11/1/24	567,252	604,906
4.50% 4/1/25	934,587	996,624
4.50% 6/1/25	25,647	27,349
5.00% 4/1/21	244,503	264,009
5.00% 4/1/23	161,270	173,581
5.00% 6/1/23	2,848,488	3065,946
5.00% 9/1/23	818,933	881,452

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
5.00% 12/1/23	$660,195	$710,595
5.00% 4/1/24	829,033	893,359
5.00% 3/1/25	257,331	276,976
5.50% 12/1/18	674,556	732,799
5.50% 4/1/22	200,061	217,230
5.50% 7/1/22	267,657	290,626
5.50% 1/1/24	246,867	268,052
5.50% 2/1/24	630,351	684,446
6.00% 2/1/14	265,609	276,963
6.00% 12/1/18	2,452	2,648
6.00% 6/1/20	248,297	267,237
6.00% 8/1/22	53,458	58,250
6.00% 9/1/22	215,062	232,999
6.00% 8/1/23	30,755	33,267
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/27	3,000,000	3,136,875
4.50% 1/1/27	2,000,000	2,131,875
5.00% 1/1/27	2,000,000	2,150,625
Fannie Mae S.F. 20 yr
6.50% 12/1/17	3,899	4,341
Fannie Mae S.F. 30 yr
3.50% 10/1/40	2,349,551	2,418,498
3.50% 12/1/40	969,218	997,660
4.00% 2/1/39	577,326	607,019
4.00% 3/1/39	21,399	22,499
4.00% 4/1/39	1,505,348	1,582,771
4.00% 6/1/39	409,979	431,065
4.00% 8/1/39	1,326,782	1,400,170
4.00% 9/1/39	1,335,876	1,417,314
4.00% 11/1/39	148,638	156,282
4.00% 12/1/39	96,280	101,295
4.00% 1/1/40	1,648,455	1,733,237
4.00% 5/1/40	773,592	813,379
4.00% 9/1/40	755,461	794,316
4.00% 10/1/40	968,750	1,018,574
4.00% 11/1/40	3,478,593	3,551,514
4.00% 12/1/40	3,008,899	3,175,846
4.00% 1/1/41	7,762,620	8,161,863
4.00% 2/1/41	1,887,848	1,984,942
4.00% 5/1/41	184,237	193,770
4.00% 9/1/41	30,522	32,101
4.00% 10/1/41	25,724	26,000
4.50% 9/1/35	535,985	571,483
4.50% 4/1/38	244,442	260,326
4.50% 7/1/38	285,635	304,196
4.50% 2/1/39	167,121	177,980
4.50% 3/1/39	2,084,982	2,220,463
4.50% 4/1/39	4,359,583	4,656,410
4.50% 5/1/39	1,214,844	1,306,692
4.50% 6/1/39	693,138	738,178
4.50% 7/1/39	2,280,253	2,428,424
4.50% 9/1/39	850,744	913,203
4.50% 1/1/40	2,508,065	2,719,632
4.50% 2/1/40	4,485,788	4,824,935

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/40	$2,548,188	$2,730,749
4.50% 6/1/40	1,635,652	1,741,936
4.50% 8/1/40	758,587	807,879
4.50% 9/1/40	1,731,998	1,844,543
4.50% 10/1/40	8,378,966	8,931,152
4.50% 11/1/40	1,302,065	1,386,673
4.50% 2/1/41	3,278,840	3,491,898
5.00% 12/1/32	769,418	833,282
5.00% 9/1/33	776,972	840,250
5.00% 7/1/34	1,874,777	2,027,461
5.00% 11/1/34	949,047	1,026,338
5.00% 4/1/35	611,078	660,845
5.00% 6/1/35	1,029,939	1,113,650
5.00% 7/1/35	937,789	1,014,164
5.00% 9/1/35	278,776	301,392
5.00% 10/1/35	829,685	896,996
5.00% 2/1/36	8,984,722	9,713,644
5.00% 3/1/36	515,928	557,785
5.00% 11/1/36	137,165	148,336
5.00% 8/1/37	251,827	272,218
5.00% 4/1/38	1,595,033	1,724,188
5.00% 7/1/38	144,672	156,386
5.00% 11/1/38	190,030	205,417
5.00% 8/1/39	2,956,478	3,195,410
5.00% 12/1/39	781,495	844,653
5.00% 1/1/40	1,444,735	1,589,937
5.00% 7/1/40	5,541,127	6,010,586
5.50% 11/1/33	470,900	514,769
5.50% 1/1/34	351,732	384,499
5.50% 5/1/34	650,485	711,085
5.50% 7/1/34	792,357	865,678
5.50% 10/1/34	657,323	721,845
5.50% 9/1/35	462,912	505,458
5.50% 10/1/35	836,689	913,589
5.50% 12/1/35	1,736,037	1,895,596
5.50% 1/1/36	2,732,385	2,983,519
5.50% 4/1/36	1,783,032	1,946,910
5.50% 8/1/36	969,877	1,059,018
5.50% 2/1/37	326,209	356,395
5.50% 3/1/37	1,017,420	1,108,705
5.50% 5/1/37	960,835	1,052,464
5.50% 6/1/37	735,705	807,922
5.50% 8/1/37	387,605	422,382
5.50% 11/1/37	7,357	8,018
5.50% 12/1/37	4,130	4,501
5.50% 1/1/38	2,873,332	3,131,135
5.50% 2/1/38	1,018,193	1,109,548
5.50% 6/1/38	106,109	115,629
5.50% 7/1/38	888,189	967,879
5.50% 10/1/38	361,047	393,441
5.50% 1/1/39	1,875,763	2,044,062
5.50% 5/1/39	3,553,412	3,872,234
5.50% 6/1/39	2,965,023	3,231,052
6.00% 12/1/35	522,576	583,670

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 2/1/36	$420,118	$463,458
6.00% 6/1/36	173,690	191,608
6.00% 7/1/36	886,988	978,490
6.00% 8/1/36	754,718	832,575
6.00% 9/1/36	873,778	964,457
6.00% 10/1/36	835,639	921,844
6.00% 11/1/36	89,300	98,512
6.00% 1/1/37	376,989	416,498
6.00% 3/1/37	233,316	257,165
6.00% 4/1/37	108,236	119,300
6.00% 5/1/37	895,774	987,342
6.00% 6/1/37	455,064	501,582
6.00% 8/1/37	1,497,182	1,650,228
6.00% 9/1/37	1,760,506	1,940,470
6.00% 10/1/37	3,611,381	3,980,546
6.00% 11/1/37	673,830	742,710
6.00% 1/1/38	243,573	268,471
6.00% 2/1/38	384,626	423,824
6.00% 4/1/38	40,167	44,261
6.00% 5/1/38	1,307,435	1,440,676
6.00% 6/1/38	623,287	686,806
6.00% 8/1/38	688,670	758,853
6.00% 9/1/38	155,532	171,382
6.00% 10/1/38	296,600	326,826
6.00% 11/1/38	446,869	492,409
6.50% 3/1/32	3,935	4,469
6.50% 7/1/36	521,477	585,702
6.50% 9/1/36	488,636	548,817
6.50% 11/1/36	701,442	787,832
6.50% 9/1/37	64,286	72,063
6.50% 10/1/37	921,534	1,031,574
6.50% 2/1/38	974,253	1,089,371
6.50% 3/1/38	1,667,401	1,869,111
6.50% 5/1/38	334,278	373,776
6.50% 7/1/38	934,335	1,044,736
6.50% 10/1/38	814,069	911,786
7.00% 8/1/39	955,796	1,091,330
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/42	1,000,000	1,028,438
4.00% 1/1/42	7,000,000	7,353,282
4.50% 1/1/42	5,000,000	5,320,313
5.50% 1/1/42	2,000,000	2,177,812
•Freddie Mac ARM
3.571% 8/1/40	1,843,155	1,932,176
3.644% 9/1/40	4,376,476	4,593,844
4.006% 11/1/37	451,001	475,801
5.156% 9/1/37	761,012	808,269
5.887% 6/1/36	528,705	574,048
Freddie Mac S.F. 15 yr
3.50% 12/1/25	4,407,567	4,643,542
4.00% 2/1/24	359,272	378,124
4.00% 8/1/24	596,816	626,547
4.00% 2/1/25	687,034	721,260
4.00% 7/1/25	2,295,094	2,409,426

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
4.00% 4/1/26	$4,374,226	$4,597,602
4.50% 1/1/15	69,433	71,346
4.50% 2/1/15	40,244	41,381
4.50% 8/1/15	32,757	33,838
4.50% 12/1/19	191,054	203,738
4.50% 4/1/21	128,866	137,421
4.50% 1/1/23	187,732	199,198
4.50% 4/1/23	367,322	389,757
4.50% 5/1/23	722,354	766,471
4.50% 6/1/23	50,261	53,330
4.50% 12/1/23	76,650	81,331
4.50% 6/1/24	29,772	31,567
4.50% 7/1/24	980,277	1,039,382
4.50% 8/1/24	340,714	364,718
4.50% 11/1/24	851,114	902,432
4.50% 5/1/25	335,947	356,203
4.50% 8/1/25	1,279,039	1,357,157
5.00% 1/1/22	809,542	871,344
5.00% 6/1/22	617,221	663,088
5.00% 4/1/23	652,032	699,364
5.00% 3/1/25	1,160,155	1,250,536
5.50% 12/1/13	110,380	114,676
5.50% 11/1/17	1,512,614	1,637,544
5.50% 6/1/23	93,966	101,727
5.50% 7/1/24	1,143,592	1,238,758
6.00% 12/1/22	437,969	479,218
6.00% 11/1/23	350,635	381,029
Freddie Mac S.F. 15 yr TBA
3.50% 1/1/27	4,000,000	4,169,375
5.00% 1/1/27	1,750,000	1,875,234
5.50% 1/1/27	2,000,000	2,163,125
Freddie Mac S.F. 30 yr
4.00% 5/1/39	2,013,365	2,114,713
4.00% 2/1/40	410,543	431,208
4.00% 5/1/40	845,062	887,600
4.00% 11/1/40	7,122,001	7,480,506
4.00% 12/1/40	2,396,212	2,516,832
4.00% 2/1/41	2,892,080	3,048,055
4.50% 2/1/39	500,852	531,183
4.50% 4/1/39	379,878	402,884
4.50% 5/1/39	487,420	520,898
4.50% 6/1/39	3,215,455	3,427,268
4.50% 7/1/39	820,174	869,844
4.50% 9/1/39	1,717,071	1,853,787
4.50% 10/1/39	3,908,394	4,148,777
4.50% 1/1/40	4,832,975	5,164,925
4.50% 2/1/40	3,030,495	3,238,643
4.50% 7/1/40	801,819	850,126
4.50% 9/1/40	2,345,931	2,507,060
4.50% 2/1/41	7,767,485	8,235,452
4.50% 3/1/41	4,867,982	5,188,646
5.00% 10/1/34	1,046,061	1,135,667
5.00% 8/1/35	616,540	663,380
5.00% 10/1/35	276,851	297,884

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 11/1/35	$172,881	$186,015
5.00% 12/1/35	987,796	1,062,842
5.00% 2/1/37	719,756	774,473
5.00% 4/1/37	629,457	677,082
5.00% 5/1/37	1,049,939	1,129,378
5.00% 12/1/37	1,208,593	1,300,036
5.00% 1/1/38	56,906	61,211
5.00% 4/1/38	40,986	44,087
5.00% 6/1/38	1,731,531	1,862,539
5.00% 10/1/38	1,622,157	1,744,890
5.00% 12/1/38	1,430,178	1,538,385
5.00% 1/1/39	403,596	434,132
5.00% 3/1/39	1,722,960	1,870,549
5.00% 8/1/39	384,245	417,160
5.00% 9/1/39	2,711,898	2,933,085
5.00% 1/1/40	2,262,060	2,446,520
5.00% 5/1/40	882,710	949,359
5.00% 6/1/40	4,291,157	4,641,305
5.00% 3/1/41	1,427,623	1,544,113
5.50% 8/1/33	249,793	272,245
5.50% 6/1/34	511,715	557,388
5.50% 6/1/35	397,010	432,445
5.50% 11/1/35	688,388	749,399
5.50% 1/1/37	483,033	525,316
5.50% 5/1/37	652,939	710,095
5.50% 7/1/37	213,210	233,306
5.50% 1/1/38	5,459,840	5,937,769
5.50% 2/1/38	736,042	799,667
5.50% 5/1/38	3,561,873	3,883,452
5.50% 6/1/38	187,321	203,513
5.50% 8/1/38	455,023	497,911
5.50% 12/1/38	602,923	657,490
5.50% 8/1/39	808,863	882,068
5.50% 12/1/39	1,771,584	1,925,830
5.50% 3/1/40	1,838,532	1,997,457
5.50% 4/1/40	2,785,267	3,026,029
6.00% 8/1/36	170,525	187,344
6.00% 11/1/36	382,064	420,941
6.00% 4/1/37	7,010	7,724
6.00% 5/1/37	1,203,095	1,323,259
6.00% 8/1/37	2,130,089	2,342,839
6.00% 9/1/37	1,002,517	1,106,285
6.00% 10/1/37	299,452	329,922
6.00% 11/1/37	1,851,574	2,036,508
6.00% 12/1/37	59,646	65,883
6.00% 6/1/38	198,249	217,988
6.00% 7/1/38	457,585	503,145
6.00% 8/1/38	718,580	790,125
6.00% 9/1/38	267,339	293,956
6.00% 10/1/38	613,573	674,664
6.00% 11/1/38	237,641	261,302
6.00% 3/1/39	334,229	367,507
6.00% 4/1/39	158,568	175,149
6.00% 9/1/39	651,715	715,993

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 12/1/39	$689,643	$757,662
6.00% 5/1/40	1,320,014	1,451,856
6.50% 11/1/36	1,338,788	1,507,230
6.50% 8/1/37	478,311	538,491
6.50% 10/1/37	145,435	163,188
6.50% 6/1/38	141,796	159,104
6.50% 4/1/39	855,821	960,288
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/42	3,000,000	3,080,156
5.00% 1/1/42	3,250,000	3,492,226
GNMA S. F. 30 yr
3.50% 10/15/40	600,952	628,633
3.50% 1/15/41	268,647	281,022
3.50% 7/15/41	108,762	113,772
4.00% 6/15/39	414,398	445,205
4.00% 7/15/39	446,978	480,208
4.00% 8/15/39	426,533	458,243
4.00% 8/15/40	6,285,272	6,752,542
4.00% 10/15/40	1,423,109	1,532,244
4.00% 12/15/40	1,893,368	2,040,636
4.00% 1/15/41	1,911,324	2,059,989
4.50% 3/15/39	5,372,287	5,872,077
4.50% 4/15/39	1,897,481	2,074,006
4.50% 5/15/39	405,877	444,398
4.50% 6/15/39	1,453,286	1,588,488
4.50% 7/15/39	1,836,855	2,007,740
4.50% 8/15/39	303,732	331,988
4.50% 9/15/39	2,375,598	2,596,604
4.50% 10/15/39	2,629,253	2,886,696
4.50% 11/15/39	277,917	303,772
4.50% 12/15/39	831,018	908,329
4.50% 1/15/40	4,432,512	4,843,695
4.50% 5/15/40	990,570	1,084,581
4.50% 6/15/40	2,762,934	3,020,258
4.50% 7/15/40	819,422	893,862
4.50% 8/15/40	1,394,041	1,520,681
4.50% 9/15/40	876,640	956,277
4.50% 1/15/41	517,511	569,698
4.50% 2/15/41	7,105,581	7,762,384
4.50% 6/15/41	941,706	1,027,254
5.00% 3/15/35	225,046	250,300
5.00% 8/15/38	179,357	198,868
5.00% 6/15/39	2,763,262	3,073,642
5.00% 9/15/39	5,773,608	6,430,368
5.00% 10/15/39	521,823	580,055
5.00% 11/15/39	1,202,405	1,338,840
5.00% 1/15/40	2,481,973	2,763,599
5.00% 2/15/40	1,644,550	1,831,155
5.00% 4/15/40	1,546,768	1,715,027
5.00% 5/15/40	6,627,709	7,348,679
5.00% 7/15/40	1,622,834	1,799,368
5.50% 10/15/33	907,793	1,025,476
5.50% 4/15/37	237,719	267,842
5.50% 7/15/37	156,375	175,702

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA S. F. 30 yr (continued)
5.50% 1/15/38	$7,365	$8,273
5.50% 2/15/38	1,180,580	1,328,675
5.50% 7/15/38	11,415	12,823
5.50% 8/15/38	330,046	370,735
5.50% 9/15/38	2,540,807	2,856,622
5.50% 12/15/38	508,604	571,305
5.50% 1/15/39	668,640	751,071
5.50% 5/15/39	1,795,590	2,017,467
5.50% 7/15/39	43,195	48,520
5.50% 10/15/39	1,576,811	1,771,613
5.50% 4/15/40	2,173,806	2,453,911
5.50% 2/15/41	416,696	468,077
6.00% 5/15/37	491,065	556,715
6.00% 1/15/38	651,666	738,582
6.00% 3/15/38	26,147	29,634
6.00% 5/15/38	1,378,964	1,564,923
6.00% 7/15/38	738,328	837,353
6.00% 8/15/38	1,018,985	1,154,893
6.00% 10/15/38	950,232	1,076,968
6.00% 11/15/38	487,121	552,092
6.00% 12/15/38	957,345	1,085,031
6.00% 1/15/39	246,392	279,255
6.00% 5/15/39	30,436	34,495
6.00% 6/15/39	27,014	30,752
6.00% 8/15/39	35,875	40,749
6.00% 10/15/39	48,706	55,202
6.00% 6/15/40	35,089	40,142
6.50% 8/15/37	352,149	401,273
6.50% 3/15/38	44,294	50,466
6.50% 5/15/38	93,298	106,298
6.50% 7/15/38	183,900	210,445
6.50% 8/15/38	4,115	4,695
6.50% 9/15/38	80,166	91,469
6.50% 10/15/38	118,066	134,533
6.50% 2/15/39	888,667	1,012,497
6.50% 8/15/39	39,841	45,455
GNMA S.F. 30 yr TBA
3.50% 1/1/42	2,000,000	2,088,750
4.00% 1/1/42	6,250,000	6,704,101
4.50% 1/1/42	1,000,000	1,089,531
6.00% 1/1/42	2,000,000	2,263,750

Total Agency Mortgage-Backed Securities (Cost $505,840,604)		525,417,998

AGENCY OBLIGATIONS–5.40%
Fannie Mae
0.50% 8/9/13	1,000,000	1,002,759
0.50% 10/3/13	100,000	99,917
0.50% 12/27/13	1,000,000	1,000,044
0.60% 10/25/13	250,000	250,061
0.625% 12/6/13	200,000	199,932
0.70% 9/19/14	500,000	499,355
0.70% 10/17/14	100,000	99,725

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
0.75% 2/26/13	$500,000	$502,936
0.75% 12/18/13	2,000,000	2,008,609
0.75% 11/21/14	100,000	99,937
0.75% 12/19/14	100,000	99,953
0.80% 10/17/14	500,000	500,612
0.875% 8/28/14	2,000,000	2,011,073
0.90% 12/5/14	100,000	100,158
0.90% 12/29/14	100,000	100,086
1.00% 9/23/13	2,000,000	2,021,553
1.00% 10/15/13	100,000	100,773
1.00% 12/5/14	250,000	250,018
1.00% 1/26/15	100,000	100,013
1.10% 8/1/14	100,000	100,043
1.125% 10/8/13	200,000	202,688
1.15% 8/8/14	100,000	100,059
1.25% 8/20/13	1,500,000	1,521,608
1.35% 2/24/14	100,000	101,926
1.375% 1/27/14	200,000	200,132
1.45% 1/24/14	500,000	500,346
1.50% 6/26/13	300,000	305,279
1.55% 1/27/14	100,000	100,068
1.75% 2/22/13	500,000	508,360
1.75% 5/7/13	1,000,000	1,019,093
1.75% 11/14/16	200,000	201,055
1.875% 10/15/15	100,000	103,508
2.00% 1/27/15	200,000	200,160
2.20% 7/5/16	100,000	100,011
2.25% 6/6/16	100,000	100,769
2.375% 4/11/16	1,000,000	1,057,630
2.50% 5/15/14	1,000,000	1,043,683
2.625% 11/20/14	700,000	741,133
2.75% 2/5/14	1,000,000	1,046,018
2.75% 3/13/14	200,000	209,685
2.75% 3/21/16	100,000	100,507
3.00% 9/16/14	500,000	533,327
3.625% 2/12/13	1,500,000	1,556,002
4.125% 4/15/14	500,000	541,325
4.625% 10/15/13	800,000	860,689
4.625% 10/15/14	500,000	555,938
4.875% 12/15/16	500,000	589,595
5.00% 3/2/15	200,000	227,046
5.00% 4/15/15	500,000	569,023
5.00% 3/15/16	1,000,000	1,166,448
5.00% 2/13/17	2,250,000	2,660,194
5.00% 5/11/17	500,000	594,196
5.375% 6/12/17	600,000	725,811
5.625% 7/15/37	100,000	137,762
6.00% 4/18/36	100,000	116,227
6.25% 5/15/29	250,000	353,003
6.625% 11/15/30	300,000	445,715
7.125% 1/15/30	500,000	770,842
7.25% 5/15/30	500,000	783,185
Federal Farm Credit Bank
0.22% 3/27/13	1,000,000	999,220

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Federal Farm Credit Bank (continued)
1.375% 6/25/13	$100,000	$101,669
1.50% 11/16/15	250,000	255,513
1.75% 2/21/13	500,000	507,804
2.625% 4/17/14	300,000	314,531
3.00% 9/22/14	300,000	319,344
4.70% 8/10/15	235,000	266,948
4.875% 1/17/17	300,000	353,937
5.125% 8/25/16	100,000	118,283
Federal Home Loan Banks
0.55% 10/25/13	100,000	100,034
0.70% 8/23/13	200,000	200,080
0.70% 9/16/14	100,000	99,808
0.875% 12/27/13	500,000	504,551
1.00% 8/8/14	100,000	100,047
1.375% 5/28/14	450,000	459,140
1.50% 1/16/13	1,000,000	1,012,678
1.625% 3/20/13	200,000	203,246
1.875% 6/21/13	2,500,000	2,556,812
2.125% 12/21/15	250,000	262,616
2.25% 9/8/17	500,000	525,441
2.75% 12/12/14	200,000	212,234
3.375% 2/27/13	250,000	258,893
3.625% 5/29/13	500,000	523,160
3.625% 10/18/13	1,500,000	1,586,011
4.00% 9/6/13	1,000,000	1,060,753
4.125% 3/13/20	400,000	459,752
4.50% 9/16/13	1,000,000	1,069,972
4.875% 5/17/17	200,000	237,570
5.00% 11/17/17	1,700,000	2,042,823
5.125% 8/14/13	200,000	215,466
5.375% 5/18/16	2,000,000	2,374,345
5.50% 8/13/14	1,500,000	1,691,623
5.50% 7/15/36	300,000	390,578
Federal Home Loan Mortgage
0.375% 10/30/13	1,500,000	1,498,811
0.50% 2/15/13	200,000	200,042
0.50% 10/3/13	100,000	99,908
0.50% 10/18/13	200,000	199,888
0.55% 9/30/13	1,000,000	999,614
0.55% 10/25/13	500,000	499,842
0.55% 12/27/13	100,000	100,004
0.55% 1/9/14	500,000	500,118
0.625% 12/23/13	1,500,000	1,500,680
0.70% 4/29/13	200,000	200,063
0.70% 7/25/13	100,000	100,019
0.70% 5/1/14	100,000	99,923
0.75% 3/28/13	1,000,000	1,005,881
0.75% 6/7/13	100,000	100,062
0.80% 10/24/14	100,000	99,439
0.80% 1/13/15	200,000	200,034
0.85% 1/9/15	500,000	500,438
0.875% 10/28/13	1,000,000	1,008,285
0.875% 12/19/14	100,000	100,058
1.00% 11/3/14	250,000	250,416

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage (continued)
1.00% 12/5/14	$100,000	$100,132
1.00% 12/19/14	100,000	100,023
1.00% 6/16/15	150,000	149,822
1.00% 6/30/15	100,000	100,016
1.05% 9/28/15	100,000	99,999
1.10% 8/8/14	100,000	100,272
1.20% 7/25/14	100,000	100,318
1.35% 1/6/15	100,000	100,007
1.375% 1/9/13	500,000	505,896
1.375% 2/25/14	1,500,000	1,525,063
1.50% 7/13/15	100,000	100,458
1.60% 11/2/16	100,000	100,580
1.625% 4/15/13	500,000	508,564
1.625% 11/14/16	100,000	100,467
2.00% 8/25/16	500,000	520,510
2.50% 1/7/14	800,000	833,287
2.50% 4/23/14	1,000,000	1,045,928
2.50% 5/27/16	500,000	530,091
2.875% 2/9/15	500,000	533,626
3.00% 7/28/14	500,000	530,561
3.75% 3/27/19	700,000	800,354
4.00% 6/12/13	750,000	789,539
4.125% 9/27/13	1,500,000	1,596,986
4.375% 7/17/15	1,000,000	1,125,052
4.50% 1/15/13	500,000	522,087
4.50% 1/15/14	500,000	540,251
4.75% 11/17/15	1,000,000	1,146,217
4.875% 6/13/18	1,150,000	1,387,620
5.00% 7/15/14	500,000	555,632
5.00% 11/13/14	200,000	223,956
5.00% 4/18/17	1,000,000	1,187,406
5.125% 11/17/17	500,000	602,827
5.25% 4/18/16	1,000,000	1,179,179
5.50% 8/23/17	500,000	611,913
5.625% 11/23/35	100,000	111,636
6.25% 7/15/32	500,000	730,114
6.75% 9/15/29	100,000	148,544
6.75% 3/15/31	300,000	450,980
Financing
9.40% 2/8/18	480,000	690,228
10.70% 10/6/17	150,000	224,438
Tennessee Valley Authority
3.875% 2/15/21	400,000	457,252
4.70% 7/15/33	200,000	236,788
4.75% 8/1/13	500,000	534,228
4.875% 12/15/16	100,000	117,584
5.25% 9/15/39	225,000	288,374
5.375% 4/1/56	200,000	272,149
5.50% 7/18/17	100,000	121,879
5.88% 4/1/36	75,000	102,658
6.00% 3/15/13	100,000	106,895
6.15% 1/15/38	100,000	141,692

	Principal Amount (U.S. $)	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority (continued)
7.125% 5/1/30	$100,000	$152,856

Total Agency Obligations (Cost $85,768,688)		89,288,944

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.00%
Banc of America Merrill Lynch Commercial Mortgage
Series 2005-4 A5A 4.933% 7/10/45	500,000	544,009
Series 2006-6 A3 5.369% 10/10/45	250,000	263,699
Series 2006-6 A4 5.356% 10/10/45	450,000	483,860
•Series 2007-2 A2 5.634% 4/10/49	241,478	247,002
•Series 2007-2 A4 5.807% 4/10/49	400,000	427,507
•Series 2007-3 A4 5.841% 6/10/49	200,000	214,459
Series 2007-5 A4 5.492% 2/10/51	25,000	26,986
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3 A3 4.487% 2/11/41	25,184	25,639
•Series 2004-T14 A4 5.20% 1/12/41	190,000	201,876
•Series 2004-T16 A6 4.75% 2/13/46	400,000	427,645
•Series 2006-PW12 A4 5.902% 9/11/38	100,000	111,546
Series 2006-PW13 A4 5.54% 9/11/41	150,000	166,996
Series 2006-T24 A4 5.537% 10/12/41	500,000	561,333
•Series 2007-PW16 A4 5.904% 6/11/40	250,000	273,703
•Series 2007-PW17 A4 5.694% 6/11/50	500,000	550,558
•Citigroup Commercial Mortgage Trust Series 2007-C6 A4 5.885% 12/10/49	400,000	441,001
Citigroup/Deutsche Bank Commercial Mortgage Trust
•Series 2006-CD2 A4 5.344% 1/15/46	650,000	702,780
Series 2006-CD3 A5 5.617% 10/15/48	500,000	547,753
Series 2007-CD4 A3 5.293% 12/11/49	1,350,000	1,435,924
¿Commercial Mortgage Pass Through Certificates
Series 2004-LB2A A4 4.715% 3/10/39	249,892	262,741
•Series 2005-C6 A5A 5.116% 6/10/44	250,000	274,093

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
¿Commercial Mortgage Pass Through Certificates (continued)
•Series 2006-C7 A4 5.942% 6/10/46	$599,000	$661,444
Series 2006-C8 A2B 5.248% 12/10/46	144,484	144,887
•Series 2007-C9 A4 6.007% 12/10/49	500,000	558,113
•Countrywide Capital Cobalt Series 2007-C2 A3 5.484% 4/15/47	450,000	483,596
Credit Suisse First Boston Mortgage Securities
•Series 2003-C4 A4 5.137% 8/15/36	250,000	260,267
•Series 2004-C1 A4 4.75% 1/15/37	250,000	261,883
Series 2004-C2 A1 3.819% 5/15/36	61,863	62,595
•Series 2004-C2 A2 5.416% 5/15/36	250,000	266,989
•Series 2004-C3 A5 5.113% 7/15/36	250,000	266,056
•Series 2005-C1 A4 5.014% 2/15/38	200,000	215,325
•Series 2005-C5 A4 5.10% 8/15/38	250,000	273,678
•Credit Suisse Mortgage Capital Certificates
Series 2006-C3 A3 5.815% 6/15/38	1,034,000	1,150,135
Series 2007-C3 A4 5.713% 6/15/39	225,000	236,210
Series 2007-C5 A3 5.694% 9/15/40	250,000	261,010
Series 2008-C1 A3 6.205% 2/15/41	200,000	215,601
General Electric Capital Commercial Mortgage
•Series 2005-C4 A4 5.486% 11/10/45	250,000	276,103
Series 2007-C1 A4 5.543% 12/10/49	725,000	763,098
GMAC Commercial Mortgage Securities Series 2003-C3 A4 5.023% 4/10/40	150,000	157,768
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	525,000	562,155
Series 2005-GG4 A4 4.761% 7/10/39	445,450	466,827
•Series 2006-GG6 A4 5.553% 4/10/38	100,000	108,724
•Series 2007-GG10 A4 5.984% 8/10/45	500,000	542,993

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding
•Series 2005-GG3 A4 4.799% 8/10/42	$250,000	$268,511
•Series 2006-GG7 A4 6.079% 7/10/38	500,000	555,458
Series 2007-GG11 A2 5.597% 12/10/49	245,000	251,366
Series 2007-GG11 A4 5.736% 12/10/49	100,000	107,878
JPMorgan Chase Commercial Mortgage Securities
•Series 2003-CB7 A4 4.879% 1/12/38	239,470	251,157
•Series 2003-PM1A A4 5.326% 8/12/40	250,000	261,362
•Series 2004-C2 A3 5.216% 5/15/41	150,000	160,456
•Series 2004-PNC1 A4 5.53% 6/12/41	300,000	323,708
•Series 2005-CB11 A4 5.335% 8/12/37	500,000	545,859
•Series 2005-CB13 AM 5.497% 1/12/43	500,000	496,304
Series 2005-LDP1 A3 4.865% 3/15/46	125,000	131,372
•Series 2005-LDP5 A3 5.234% 12/15/44	200,000	210,463
•Series 2006-CB15 A4 5.814% 6/12/43	250,000	270,405
Series 2006-CB17 A4 5.429% 12/12/43	365,000	391,546
Series 2006-LDP8 A4 5.399% 5/15/45	100,000	110,171
Series 2007-LD12 A2 5.827% 2/15/51	496,005	505,708
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C2 A4 4.367% 3/15/36	250,000	261,195
•Series 2005-C7 A4 5.197% 11/15/30	200,000	219,645
•Series 2006-C4 A4 5.87% 6/15/38	918,000	1,029,558
Series 2006-C6 A4 5.372% 9/15/39	250,000	277,116
•Series 2007-C6 A4 5.858% 7/15/40	600,000	657,238
•Series 2007-C7 A3 5.866% 9/15/45	925,000	1,014,545
•Series 2008-C1 A2 6.145% 4/15/41	350,000	396,232

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Trust
•Series 2004-KEY2 A4 4.864% 8/12/39	$150,000	$159,512
•Series 2007-C1 A4 6.027% 6/12/50	255,000	274,947
Series 2008-C1 A3 5.71% 2/12/51	500,000	527,117
Merrill Lynch/Countrywide Commercial Mortgage Trust
•Series 2006-3 A2 5.291% 7/12/46	159,272	161,243
•Series 2006-4 A3 5.172% 12/12/49	750,000	807,422
Series 2007-5 A4 5.378% 8/12/48	320,000	331,026
Morgan Stanley Capital I
Series 2003-IQ6 A4 4.97% 12/15/41	250,000	263,920
Series 2004-HQ4 A7 4.97% 4/14/40	250,000	263,968
Series 2005-HQ6 A4A 4.989% 8/13/42	450,000	489,793
Series 2005-IQ9 A5 4.70% 7/15/56	750,000	801,922
•Series 2006-HQ9 AJ 5.793% 7/12/44	500,000	409,882
•Series 2007-HQ12 A4 5.783% 4/12/49	200,000	210,123
•Series 2007-HQ12 A5 5.783% 4/12/49	250,000	262,261
•Series 2007-IQ15 A4 6.075% 6/11/49	250,000	274,832
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36	235,823	240,784
Wachovia Bank Commercial Mortgage Trust
•Series 2003-C8 A4 4.964% 11/15/35	350,000	368,523
•Series 2003-C9 A4 5.012% 12/15/35	300,000	316,064
•Series 2006-C27 AM 5.795% 7/15/45	250,000	252,975
Series 2007-C31 A2 5.421% 4/15/47	181,712	186,354
•Series 2007-C32 A3 5.74% 6/15/49	200,000	209,380
•Series 2007-C33 A5 5.899% 2/15/51	500,000	532,252
Series 2007-C34 A3 5.678% 5/15/46	500,000	548,507

Total Commercial Mortgage-Backed Securities (Cost $28,974,341)		32,976,627

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS–20.58%
Aerospace & Defense–0.32%
Boeing
3.50% 2/15/15	$100,000	$107,444
4.875% 2/15/20	200,000	233,915
5.00% 3/15/14	200,000	219,007
6.00% 3/15/19	100,000	121,465
6.125% 2/15/33	50,000	63,231
6.875% 3/15/39	100,000	142,721
Embraer Overseas 6.375% 1/15/20	100,000	107,750
General Dynamics
2.25% 7/15/16	150,000	154,956
4.25% 5/15/13	50,000	52,457
5.25% 2/1/14	200,000	218,334
Goodrich
4.875% 3/1/20	50,000	57,134
6.125% 3/1/19	100,000	121,805
Honeywell International
3.875% 2/15/14	155,000	165,456
4.25% 3/1/13	50,000	52,177
4.25% 3/1/21	50,000	56,562
5.00% 2/15/19	100,000	116,566
5.30% 3/1/18	100,000	118,088
5.375% 3/1/41	65,000	80,054
5.70% 3/15/37	100,000	125,734
L-3 Communications
3.95% 11/15/16	100,000	101,043
4.75% 7/15/20	100,000	98,976
4.95% 2/15/21	100,000	99,286
Lockheed Martin
3.35% 9/15/21	100,000	99,684
4.25% 11/15/19	200,000	213,088
4.85% 9/15/41	100,000	101,752
5.50% 11/15/39	100,000	108,435
6.15% 9/1/36	150,000	172,203
Northrop Grumman
1.85% 11/15/15	100,000	99,581
3.50% 3/15/21	100,000	101,350
3.70% 8/1/14	30,000	31,710
5.05% 11/15/40	100,000	109,883
Raytheon
4.40% 2/15/20	100,000	110,029
4.70% 12/15/41	200,000	206,234
6.40% 12/15/18	50,000	61,940
7.20% 8/15/27	100,000	132,876
Rockwell Collins 5.25% 7/15/19	50,000	58,272
United Technologies
4.50% 4/15/20	210,000	237,075
4.875% 5/1/15	100,000	112,420
5.375% 12/15/17	150,000	177,669
5.40% 5/1/35	200,000	237,485
6.125% 2/1/19	100,000	123,751
6.125% 7/15/38	200,000	251,164

		5,360,762

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Air Freight & Logistics–0.08%
FedEx 8.00% 1/15/19	$100,000	$131,495
United Parcel Service
3.125% 1/15/21	600,000	637,734
3.875% 4/1/14	100,000	106,755
4.50% 1/15/13	50,000	52,072
4.875% 11/15/40	55,000	63,828
5.125% 4/1/19	200,000	241,965
6.20% 1/15/38	105,000	141,754

		1,375,603

Airlines–0.05%
¿American Airlines 2009-1A Pass Through Trust 10.375% 7/2/19	93,862	98,555
¿Continental Airlines 2009-1 Pass Through Trust 9.00% 7/8/16	182,413	200,654
¿Continental Airlines 2010-1 Class A Pass Through Trust 4.75% 1/12/21	100,000	101,500
¿Delta Air Lines 2009-1 Class A Pass Through 7.75% 12/17/19	87,725	94,304
¿Delta Air Lines 2010-1 Class A Pass Through Trust 6.20% 7/2/18	94,327	100,458
¿Delta Air Lines 2010-2 Class A Pass Through Trust 4.95% 5/23/19	95,322	96,513
Southwest Airlines 5.125% 3/1/17	100,000	105,511

		797,495

Auto Components–0.03%
Johnson Controls
1.75% 3/1/14	100,000	100,918
4.25% 3/1/21	60,000	64,236
5.00% 3/30/20	100,000	111,423
5.50% 1/15/16	100,000	111,992
5.70% 3/1/41	70,000	79,122

		467,691

Automobiles–0.03%
Daimler Finance North America
6.50% 11/15/13	150,000	163,452
8.50% 1/18/31	200,000	280,403

		443,855

Beverages–0.45%
Anheuser-Busch
4.95% 1/15/14	50,000	53,912
6.45% 9/1/37	100,000	134,373

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Anheuser-Busch InBev World
2.875% 2/15/16	$45,000	$47,527
4.125% 1/15/15	475,000	512,494
4.375% 2/15/21	30,000	33,500
5.375% 1/15/20	650,000	763,592
6.375% 1/15/40	200,000	275,856
7.75% 1/15/19	500,000	648,497
Bottling Group
5.125% 1/15/19	200,000	233,683
6.95% 3/15/14	100,000	112,460
Brown-Foreman 2.50% 1/15/16	100,000	102,462
Coca-Cola
0.75% 11/15/13	300,000	300,688
1.50% 11/15/15	300,000	304,378
1.80% 9/1/16	245,000	249,480
3.15% 11/15/20	170,000	178,761
3.30% 9/1/21	250,000	263,803
3.625% 3/15/14	100,000	106,509
Coca-Cola Enterprises 3.50% 9/15/20	100,000	104,831
Coca-Cola HBC Finance 5.125% 9/17/13	50,000	52,066
Diageo Capital
4.828% 7/15/20	100,000	113,281
5.50% 9/30/16	100,000	115,096
5.75% 10/23/17	100,000	117,491
5.875% 9/30/36	100,000	124,914
Diageo Finance
3.25% 1/15/15	100,000	105,797
5.30% 10/28/15	100,000	113,871
5.50% 4/1/13	200,000	211,521
Dr. Pepper Snapple Group 2.90% 1/15/16	200,000	207,622
PepsiAmericas 4.375% 2/15/14	100,000	107,397
PepsiCo
0.80% 8/25/14	240,000	239,956
3.00% 8/25/21	100,000	103,407
3.10% 1/15/15	200,000	212,118
3.125% 11/1/20	250,000	260,325
4.50% 1/15/20	100,000	113,473
4.65% 2/15/13	200,000	209,308
5.00% 6/1/18	150,000	174,506
5.50% 1/15/40	150,000	187,154
7.90% 11/1/18	200,000	270,389

		7,466,498

Biotechnology – 0.17%
Amgen
2.30% 6/15/16	150,000	151,184
2.50% 11/15/16	100,000	101,315
3.875% 11/15/21	200,000	202,234
4.10% 6/15/21	100,000	102,777

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen (continued)
4.50% 3/15/20	$150,000	$158,107
4.85% 11/18/14	150,000	162,673
5.15% 11/15/41	178,000	185,244
5.65% 6/15/42	200,000	218,253
5.75% 3/15/40	200,000	218,707
6.15% 6/1/18	250,000	291,188
6.375% 6/1/37	100,000	116,318
6.40% 2/1/39	50,000	59,161
Biogen Idec 6.875% 3/1/18	100,000	121,023
Celgene 3.95% 10/15/20	100,000	100,898
Genentech
4.75% 7/15/15	100,000	111,636
5.25% 7/15/35	50,000	59,310
Genzyme 5.00% 6/15/20	100,000	115,648
Gilead Sciences 4.50% 4/1/21	100,000	106,225
Life Technologies
4.40% 3/1/15	100,000	103,992
6.00% 3/1/20	150,000	167,950

		2,853,843

Building Products – 0.03%
CRH America
5.30% 10/15/13	100,000	103,908
6.00% 9/30/16	150,000	160,398
8.125% 7/15/18	125,000	142,811
Owens Corning 7.00% 12/1/36	100,000	102,510

		509,627

Capital Markets–2.24%
Ameriprise Financial
7.30% 6/28/19	200,000	240,199
Bank of New York Mellon
1.50% 1/31/14	100,000	100,742
2.30% 7/28/16	200,000	200,837
3.55% 9/23/21	100,000	101,650
4.15% 2/1/21	100,000	106,069
4.30% 5/15/14	230,000	246,918
4.50% 4/1/13	200,000	208,675
4.95% 3/15/15	150,000	161,973
5.45% 5/15/19	100,000	114,174
Bear Stearns
4.65% 7/2/18	100,000	102,375
5.30% 10/30/15	200,000	215,264
5.55% 1/22/17	300,000	317,508
5.70% 11/15/14	250,000	272,063
6.40% 10/2/17	400,000	447,434
7.25% 2/1/18	300,000	352,146

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
BlackRock
3.50% 12/10/14	$200,000	$213,715
5.00% 12/10/19	100,000	109,310
6.25% 9/15/17	100,000	116,483
China Development Bank 5.00% 10/15/15	100,000	108,755
Comerica Bank 5.75% 11/21/16	100,000	109,714
Credit Suisse USA
4.875% 1/15/15	100,000	104,556
5.125% 8/15/15	300,000	316,268
5.85% 8/16/16	100,000	109,207
7.125% 7/15/32	100,000	118,617
Deutsche Bank
2.375% 1/11/13	300,000	297,851
3.25% 1/11/16	200,000	202,918
4.875% 5/20/13	250,000	255,636
6.00% 9/1/17	500,000	559,072
Export-Import Bank Korea
3.75% 10/20/16	200,000	201,532
4.00% 1/29/21	100,000	97,003
4.125% 9/9/15	100,000	103,026
5.125% 6/29/20	100,000	105,205
5.875% 1/14/15	200,000	215,495
8.125% 1/21/14	200,000	222,038
Franklin Resources 4.625% 5/20/20	100,000	109,182
Goldman Sachs Capital I 6.345% 2/15/34	200,000	169,744
Goldman Sachs Group
3.625% 2/7/16	300,000	290,139
3.70% 8/1/15	700,000	686,359
4.75% 7/15/13	200,000	202,719
5.125% 1/15/15	200,000	204,564
5.15% 1/15/14	500,000	509,761
5.25% 7/27/21	250,000	244,337
5.35% 1/15/16	150,000	153,911
5.375% 3/15/20	200,000	197,728
5.625% 1/15/17	500,000	490,825
5.75% 10/1/16	200,000	207,586
5.95% 1/18/18	200,000	205,102
5.95% 1/15/27	200,000	187,919
6.00% 5/1/14	230,000	238,872
6.00% 6/15/20	500,000	513,026
6.125% 2/15/33	250,000	242,950
6.15% 4/1/18	500,000	516,710
6.25% 9/1/17	300,000	314,004
6.25% 2/1/41	255,000	250,989
6.45% 5/1/36	100,000	90,494
6.75% 10/1/37	500,000	466,617
7.50% 2/15/19	225,000	248,838

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Jefferies Group
5.875% 6/8/14	$100,000	$99,750
6.25% 1/15/36	100,000	82,770
8.50% 7/15/19	200,000	204,000
JPMorgan Chase Capital XXV 6.80% 10/1/37	200,000	202,750
KFW
1.25% 10/26/15	500,000	502,473
1.375% 1/13/14	1,000,000	1,009,646
1.875% 1/14/13	700,000	708,806
2.625% 3/3/15	200,000	209,859
2.625% 2/16/16	1,200,000	1,262,881
2.75% 10/21/14	300,000	314,885
2.75% 9/8/20	500,000	518,404
3.25% 3/15/13	100,000	103,009
3.50% 5/16/13	1,000,000	1,038,011
3.50% 3/10/14	300,000	316,882
4.00% 10/15/13	100,000	105,615
4.00% 1/27/20	750,000	848,437
4.125% 10/15/14	500,000	542,190
^4.349% 6/29/37	100,000	41,559
4.375% 3/15/18	200,000	230,110
4.50% 7/16/18	300,000	349,272
4.875% 1/17/17	500,000	583,328
4.875% 6/17/19	500,000	595,179
5.125% 3/14/16	100,000	115,811
^5.241% 4/18/36	100,000	43,269
Korea Development Bank
3.25% 3/9/16	200,000	198,009
4.00% 9/9/16	100,000	101,826
5.30% 1/17/13	200,000	206,688
8.00% 1/23/14	200,000	220,159
Lazard Group 7.125% 5/15/15	100,000	107,459
Lloyds TSB Bank
4.875% 1/21/16	200,000	195,093
6.375% 1/21/21	200,000	200,768
Merrill Lynch
5.00% 1/15/15	400,000	385,602
5.45% 2/5/13	400,000	403,013
5.70% 5/2/17	200,000	183,883
6.05% 5/16/16	200,000	188,688
6.11% 1/29/37	200,000	154,615
6.15% 4/25/13	100,000	100,968
6.22% 9/15/26	250,000	206,678
6.40% 8/28/17	200,000	193,886
6.875% 4/25/18	550,000	542,950
7.75% 5/14/38	200,000	190,540
Morgan Stanley
2.875% 7/28/14	140,000	131,926
3.80% 4/29/16	300,000	276,663
4.00% 7/24/15	100,000	93,851

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley (continued)
4.10% 1/26/15	$300,000	$284,963
4.75% 4/1/14	400,000	394,242
5.30% 3/1/13	500,000	506,262
5.375% 10/15/15	200,000	195,590
5.45% 1/9/17	300,000	289,140
5.50% 1/26/20	200,000	182,343
5.50% 7/24/20	100,000	91,074
5.50% 7/28/21	550,000	509,470
5.55% 4/27/17	350,000	338,066
5.625% 9/23/19	300,000	278,247
5.75% 10/18/16	200,000	194,985
5.75% 1/25/21	400,000	373,764
5.95% 12/28/17	300,000	286,173
6.00% 5/13/14	300,000	303,080
6.00% 4/28/15	300,000	300,745
6.25% 8/9/26	100,000	92,275
6.625% 4/1/18	500,000	494,344
7.25% 4/1/32	100,000	102,243
7.30% 5/13/19	300,000	305,966
NCUA Guaranteed Notes 2.35% 6/12/17	100,000	103,378
Nomura Holdings
4.125% 1/19/16	200,000	195,355
5.00% 3/4/15	100,000	100,770
6.70% 3/4/20	83,000	87,531
Northern Trust
3.45% 11/4/20	100,000	103,168
4.625% 5/1/14	25,000	26,906
5.50% 8/15/13	100,000	106,393
Oesterreichische Kontrollbank
1.375% 1/21/14	500,000	499,879
4.875% 2/16/16	200,000	222,585
Raymond James Financial 8.60% 8/15/19	200,000	232,745
Rentenbank
2.375% 9/13/17	300,000	309,761
2.50% 2/15/16	200,000	209,172
3.25% 3/15/13	200,000	205,607
4.125% 7/15/13	400,000	419,275
5.125% 2/1/17	400,000	467,484
Schwab (Charles)
4.45% 7/22/20	100,000	105,995
4.95% 6/1/14	100,000	108,437
TD Ameritrade Holding 4.15% 12/1/14	100,000	105,762
UFJ Finance Aruba 6.75% 7/15/13	85,000	90,861

		37,033,001

Chemicals–0.34%
Agrium
6.125% 1/15/41	45,000	56,026
6.75% 1/15/19	100,000	120,805

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Air Products & Chemicals
2.00% 8/2/16	$55,000	$56,549
4.375% 8/21/19	50,000	56,482
Airgas 2.85% 10/1/13	50,000	50,959
Cabot 5.00% 10/1/16	50,000	53,557
Dow Chemical
2.50% 2/15/16	260,000	261,640
4.25% 11/15/20	200,000	208,656
5.25% 11/15/41	100,000	105,590
5.90% 2/15/15	200,000	222,704
7.375% 11/1/29	125,000	159,500
7.60% 5/15/14	100,000	113,144
8.55% 5/15/19	355,000	465,125
9.40% 5/15/39	100,000	150,784
duPont (E.I.) deNemours
3.25% 1/15/15	350,000	373,525
4.25% 4/1/21	150,000	169,843
5.00% 7/15/13	50,000	53,136
5.25% 12/15/16	25,000	29,242
5.75% 3/15/19	100,000	121,443
6.00% 7/15/18	200,000	244,795
6.50% 1/15/28	150,000	194,708
Eastman Chemical 5.50% 11/15/19	100,000	114,024
FMC 3.95% 2/1/22	100,000	101,803
Lubrizol 8.875% 2/1/19	150,000	206,395
Monsanto
2.75% 4/15/16	100,000	105,065
5.125% 4/15/18	25,000	28,952
5.875% 4/15/38	50,000	64,778
Potash
3.75% 9/30/15	220,000	236,076
4.875% 3/30/20	10,000	11,503
5.25% 5/15/14	100,000	109,812
6.50% 5/15/19	145,000	179,947
PPG Industries
1.90% 1/15/16	100,000	99,950
3.60% 11/15/20	100,000	104,732
7.70% 3/15/38	96,000	140,282
Praxair
2.125% 6/14/13	200,000	204,071
4.05% 3/15/21	100,000	110,944
4.50% 8/15/19	100,000	114,547
4.625% 3/30/15	101,000	111,571
Rohm & Haas 5.60% 3/15/13	125,000	130,634
RPM International 6.125% 10/15/19	100,000	108,862

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Valspar 7.25% 6/15/19	$50,000	$60,742

		5,612,903

Commercial Banks–1.77%
Abbey National 7.95% 10/26/29	100,000	84,616
•Abbey National Capital Trust I
8.963% 12/29/49	100,000	91,000
American Express Bank 5.50% 4/16/13	200,000	209,116
American Express Centurion Bank
5.95% 6/12/17	100,000	112,494
6.00% 9/13/17	100,000	113,219
BanColombia
4.25% 1/12/16	100,000	99,500
5.95% 6/3/21	200,000	201,750
Bank of America
3.625% 3/17/16	500,000	461,330
3.75% 7/12/16	500,000	463,431
4.50% 4/1/15	300,000	289,711
5.25% 12/1/15	200,000	184,899
5.30% 3/15/17	150,000	135,436
6.00% 10/15/36	100,000	83,417
Bank of Montreal 2.125% 6/28/13	100,000	101,658
Bank of Nova Scotia
2.05% 10/7/15	200,000	200,987
2.25% 1/22/13	80,000	81,114
2.375% 12/17/13	300,000	308,157
3.40% 1/22/15	300,000	315,341
Bank One 8.00% 4/29/27	100,000	118,517
Barclays Bank
2.375% 1/13/14	200,000	195,851
2.50% 1/23/13	200,000	199,198
5.00% 9/22/16	150,000	155,512
5.125% 1/8/20	300,000	308,670
5.14% 10/14/20	200,000	169,583
5.20% 7/10/14	300,000	309,428
6.75% 5/22/19	200,000	222,051
BB&T
2.05% 4/28/14	100,000	101,034
3.20% 3/15/16	200,000	208,687
3.375% 9/25/13	100,000	103,482
3.95% 4/29/16	100,000	107,543
4.90% 6/30/17	100,000	106,561
5.20% 12/23/15	100,000	107,156
5.70% 4/30/14	100,000	109,459
BBVA US Senior 3.25% 5/16/14	100,000	94,775

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
BNP Paribas
3.25% 3/11/15	$300,000	$283,782
3.60% 2/23/16	200,000	187,772
5.00% 1/15/21	300,000	289,265
Canadian Imperial Bank of Commerce
1.45% 9/13/13	100,000	100,039
2.35% 12/11/15	150,000	151,052
Capital One Capital VI 8.875% 5/15/40	175,000	182,506
Capital One Financial
2.125% 7/15/14	200,000	197,557
3.15% 7/15/16	60,000	60,320
4.75% 7/15/21	100,000	103,108
6.15% 9/1/16	100,000	104,158
6.75% 9/15/17	100,000	112,186
7.375% 5/23/14	200,000	219,864
Comerica 3.00% 9/16/15	100,000	102,242
Compass Bank 6.40% 10/1/17	100,000	100,021
Credit Suisse 5.40% 1/14/20	300,000	283,400
Credit Suisse New York
2.20% 1/14/14	300,000	296,842
3.50% 3/23/15	200,000	198,112
4.375% 8/5/20	200,000	196,441
5.00% 5/15/13	300,000	307,843
5.30% 8/13/19	100,000	103,292
5.50% 5/1/14	550,000	571,992
6.00% 2/15/18	200,000	197,495
Discover Bank 8.70% 11/18/19	100,000	114,185
Dresdner Bank 7.25% 9/15/15	100,000	84,065
Fifth Third Bancorp
3.625% 1/25/16	200,000	203,109
5.45% 1/15/17	100,000	105,554
6.25% 5/1/13	100,000	105,154
8.25% 3/1/38	100,000	122,752
First Horizon National 5.375% 12/15/15	150,000	151,972
First Tennessee Bank 5.05% 1/15/15	100,000	100,240
FleetBoston Financial 6.875% 1/15/28	200,000	180,048
HSBC Bank USA
4.625% 4/1/14	200,000	204,467
4.875% 8/24/20	350,000	325,337
5.00% 9/27/20	300,000	283,994
5.875% 11/1/34	100,000	96,771
7.00% 1/15/39	100,000	108,769

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
HSBC Holdings
5.10% 4/5/21	$300,000	$319,368
6.10% 1/14/42	200,000	227,525
6.50% 5/2/36	200,000	202,699
6.50% 9/15/37	200,000	198,028
6.80% 6/1/38	200,000	207,794
JPMorgan Chase Bank 6.00% 10/1/17	450,000	484,656
KeyBank
5.45% 3/3/16	100,000	107,720
5.80% 7/1/14	150,000	160,245
KeyCorp
3.75% 8/13/15	100,000	103,784
5.10% 3/24/21	300,000	312,110
M&I Marshall & Ilsley Bank 4.85% 6/16/15	100,000	105,639
National City
4.90% 1/15/15	300,000	324,417
6.875% 5/15/19	100,000	112,552
PNC Bank
6.875% 4/1/18	150,000	170,338
PNC Funding
2.70% 9/19/16	200,000	203,816
5.125% 2/8/20	100,000	113,187
5.25% 11/15/15	200,000	217,720
6.70% 6/10/19	150,000	183,283
Rabobank
1.85% 1/10/14	250,000	248,836
4.50% 1/11/21	150,000	156,115
5.25% 5/24/41	150,000	147,585
Royal Bank of Canada
2.10% 7/29/13	200,000	203,115
2.30% 7/20/16	100,000	101,764
2.625% 12/15/15	100,000	102,886
2.875% 4/19/16	200,000	207,553
Royal Bank of Scotland
3.40% 8/23/13	191,000	185,889
3.95% 9/21/15	200,000	187,700
4.375% 3/16/16	300,000	286,468
4.875% 3/16/15	200,000	191,375
5.625% 8/24/20	150,000	144,110
6.125% 1/11/21	100,000	98,822
6.40% 10/21/19	300,000	281,276
SunTrust Bank
5.00% 9/1/15	239,000	249,005
7.25% 3/15/18	200,000	228,302
SunTrust Capital VIII 6.10% 12/15/36	100,000	99,063
SVB Financial Group 5.375% 9/15/20	100,000	102,625
Svenska Handelsbanken 3.125% 7/12/16	200,000	201,361

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Toronto-Dominion Bank
1.375% 7/14/14	$100,000	$101,242
2.50% 7/14/16	200,000	204,194
UBS
2.25% 8/12/13	250,000	247,868
3.875% 1/15/15	200,000	199,591
4.875% 8/4/20	345,000	343,242
5.75% 4/25/18	200,000	207,488
5.875% 7/15/16	200,000	199,383
5.875% 12/20/17	300,000	312,706
•UBS Preferred Funding Trust V 6.243% 5/29/49	100,000	85,625
Union Bank 2.125% 12/16/13	100,000	101,185
UnionBanCal 5.25% 12/16/13	40,000	41,174
US Bancorp
1.375% 9/13/13	300,000	301,952
2.20% 11/15/16	200,000	202,150
2.45% 7/27/15	200,000	205,144
3.15% 3/4/15	100,000	104,599
4.20% 5/15/14	200,000	214,246
US Bank
4.95% 10/30/14	350,000	380,631
USB Capital XIII Trust 6.625% 12/15/39	50,000	50,961
Wachovia
5.50% 5/1/13	300,000	316,632
5.50% 8/1/35	150,000	146,718
5.625% 10/15/16	100,000	108,984
5.75% 2/1/18	100,000	113,750
Wachovia Bank
4.875% 2/1/15	250,000	265,079
5.85% 2/1/37	450,000	472,529
6.00% 11/15/17	800,000	884,478
6.60% 1/15/38	200,000	227,557
Wells Fargo
3.625% 4/15/15	200,000	209,531
3.676% 6/15/16	250,000	261,517
3.75% 10/1/14	200,000	211,281
4.375% 1/31/13	250,000	258,444
4.60% 4/1/21	350,000	384,568
4.95% 10/16/13	500,000	525,014
5.625% 12/11/17	150,000	171,148
Wells Fargo Bank 4.75% 2/9/15	200,000	208,808
Wells Fargo Capital X 5.95% 12/15/36	100,000	101,125
Westpac Banking
2.10% 8/2/13	200,000	202,032
3.00% 8/4/15	300,000	303,737

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Westpac Banking (continued)
4.20% 2/27/15	$200,000	$208,600
4.875% 11/19/19	250,000	266,416
Zions Bancorporation 7.75% 9/23/14	100,000	106,094

		29,326,543

Commercial Services & Supplies–0.13%
Allied Waste North America 6.875% 6/1/17	50,000	52,935
Avery Dennison 5.375% 4/15/20	50,000	51,432
Block Financial 5.125% 10/30/14	100,000	102,066
Cintas No. 2
2.85% 6/1/16	100,000	102,660
4.30% 6/1/21	60,000	64,576
Equifax 4.45% 12/1/14	50,000	52,736
Pitney Bowes
4.75% 1/15/16	100,000	102,904
4.75% 5/15/18	200,000	199,468
4.875% 8/15/14	100,000	106,397
Republic Services
3.80% 5/15/18	100,000	103,731
4.75% 5/15/23	100,000	109,490
5.25% 11/15/21	100,000	113,611
5.50% 9/15/19	299,000	345,618
5.70% 5/15/41	50,000	57,573
Waste Management
5.00% 3/15/14	25,000	26,807
6.125% 11/30/39	100,000	123,119
6.375% 3/11/15	150,000	171,264
7.00% 7/15/28	125,000	157,139
7.375% 3/11/19	100,000	126,108

		2,169,634

Communications Equipment–0.15%
Cisco Systems
1.625% 3/14/14	200,000	203,858
2.90% 11/17/14	400,000	423,463
4.95% 2/15/19	450,000	522,452
5.50% 2/22/16	30,000	34,945
5.50% 1/15/40	200,000	245,667
5.90% 2/15/39	300,000	377,009
Corning
4.25% 8/15/20	65,000	69,354
5.75% 8/15/40	25,000	29,463
6.625% 5/15/19	20,000	24,172
Harris
5.95% 12/1/17	150,000	175,001
6.375% 6/15/19	35,000	39,949

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Communications Equipment (continued)
Juniper Networks
4.60% 3/15/21	$100,000	$106,172
5.95% 3/15/41	100,000	109,766
Motorola Solutions
6.00% 11/15/17	150,000	168,340

		2,529,611

Computers & Peripherals – 0.30%
Dell
1.40% 9/10/13	200,000	201,412
2.30% 9/10/15	100,000	102,266
5.875% 6/15/19	100,000	117,613
6.50% 4/15/38	50,000	64,498
7.10% 4/15/28	50,000	62,957
Hewlett-Packard
1.25% 9/13/13	200,000	197,529
2.35% 3/15/15	150,000	149,388
3.00% 9/15/16	150,000	151,223
4.30% 6/1/21	300,000	308,222
4.375% 9/15/21	150,000	155,112
4.50% 3/1/13	300,000	308,622
4.75% 6/2/14	400,000	422,664
5.50% 3/1/18	200,000	222,586
6.00% 9/15/41	55,000	61,086
6.125% 3/1/14	100,000	107,880
International Business Machines
1.00% 8/5/13	205,000	206,695
1.25% 5/12/14	300,000	303,586
1.95% 7/22/16	100,000	103,028
2.00% 1/5/16	100,000	102,670
2.10% 5/6/13	200,000	204,194
2.90% 11/1/21	150,000	154,957
5.60% 11/30/39	210,000	270,844
5.70% 9/14/17	200,000	242,477
5.875% 11/29/32	120,000	152,877
6.50% 10/15/13	200,000	220,654
7.625% 10/15/18	300,000	403,149

		4,998,189

Consumer Finance – 0.41%
American Express
6.15% 8/28/17	300,000	343,511
•6.80% 9/1/66	100,000	99,875
7.00% 3/19/18	100,000	120,998
7.25% 5/20/14	200,000	223,479
8.125% 5/20/19	200,000	258,951
8.15% 3/19/38	100,000	148,869
American Express Credit
2.75% 9/15/15	200,000	201,237
2.80% 9/19/16	200,000	201,200
5.125% 8/25/14	100,000	107,499
5.875% 5/2/13	350,000	368,022
7.30% 8/20/13	200,000	217,136

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Capital One Bank 8.80% 7/15/19	$200,000	$229,120
Capital One Capital III 7.686% 8/15/36	200,000	200,250
Discover Financial Services 10.25% 7/15/19	100,000	122,063
HSBC Finance
5.00% 6/30/15	500,000	508,098
6.676% 1/15/21	323,000	334,674
•HSBC Finance Capital Trust IX 5.911% 11/30/35	100,000	83,500
John Deere Capital
2.25% 6/7/16	100,000	102,839
4.50% 4/3/13	200,000	209,609
4.90% 9/9/13	300,000	320,196
5.50% 4/13/17	150,000	176,870
ORIX 4.71% 4/27/15	85,000	87,884
PACCAR Financial 2.05% 6/17/13	100,000	101,509
SLM
5.00% 10/1/13	100,000	100,250
5.375% 1/15/13	100,000	100,715
5.375% 5/15/14	150,000	150,188
6.25% 1/25/16	250,000	243,334
8.00% 3/25/20	250,000	253,125
8.45% 6/15/18	150,000	155,250
Toyota Motor Credit
1.25% 11/17/14	150,000	150,943
1.375% 8/12/13	100,000	100,970
2.00% 9/15/16	250,000	252,770
3.20% 6/17/15	200,000	210,535
3.40% 9/15/21	200,000	206,546

		6,692,015

Containers – 0.01%
Bemis
5.65% 8/1/14	165,000	178,667
6.80% 8/1/19	10,000	11,938

		190,605

Distributors – 0.03%
#Aristotle Holding 144A
2.75% 11/21/14	100,000	101,282
3.50% 11/15/16	100,000	101,959
4.75% 11/15/21	200,000	207,361
6.125% 11/15/41	100,000	108,504

		519,106

Diversified Consumer Services – 0.04%
John Hopkins University 5.25% 7/1/19	50,000	59,548

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Consumer Services (continued)
Princeton University
4.95% 3/1/19	$100,000	$118,445
5.70% 3/1/39	50,000	65,443
Stanford University
3.625% 5/1/14	100,000	106,793
4.25% 5/1/16	100,000	112,704
Trustees of Dartmouth College 4.75% 6/1/19	50,000	58,096
Vanderbilt University 5.25% 4/1/19	50,000	59,255
Yale University 2.90% 10/15/14	100,000	105,947

		686,231

Diversified Financial Services – 1.79%
Bank of America
3.70% 9/1/15	200,000	186,240
4.75% 8/1/15	100,000	96,546
4.90% 5/1/13	100,000	100,113
5.42% 3/15/17	200,000	180,640
5.625% 10/14/16	400,000	384,146
5.65% 5/1/18	500,000	476,998
5.75% 12/1/17	300,000	283,703
5.875% 1/5/21	500,000	476,728
6.50% 8/1/16	200,000	201,611
7.25% 10/15/25	30,000	27,695
7.375% 5/15/14	600,000	622,450
7.625% 6/1/19	300,000	310,702
Boeing Capital 2.125% 8/15/16	100,000	102,267
BP Capital Markets
3.20% 3/11/16	200,000	209,810
3.625% 5/8/14	100,000	105,144
3.875% 3/10/15	400,000	427,444
4.742% 3/11/21	300,000	340,439
4.75% 3/10/19	300,000	333,728
5.25% 11/7/13	300,000	321,912
Caterpillar Finance Services
1.375% 5/20/14	160,000	162,098
1.65% 4/1/14	100,000	101,399
2.00% 4/5/13	100,000	101,779
2.65% 4/1/16	100,000	104,234
4.90% 8/15/13	50,000	53,300
5.50% 3/15/16	200,000	230,279
6.125% 2/17/14	300,000	332,321
7.15% 2/15/19	200,000	256,530
Citigroup
4.50% 1/14/22	60,000	57,836
4.587% 12/15/15	500,000	503,649
5.00% 9/15/14	250,000	247,581
5.375% 8/9/20	200,000	206,007
5.50% 4/11/13	600,000	612,741
5.50% 10/15/14	200,000	205,741

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Citigroup (continued)
5.50% 2/15/17	$450,000	$453,897
5.85% 8/2/16	100,000	105,175
5.875% 2/22/33	200,000	168,217
5.875% 5/29/37	300,000	300,611
6.00% 12/13/13	500,000	517,616
6.00% 8/15/17	100,000	104,921
6.00% 10/31/33	100,000	85,914
6.01% 1/15/15	300,000	313,628
6.125% 11/21/17	300,000	320,565
6.125% 5/15/18	625,000	666,100
6.125% 8/25/36	200,000	173,511
6.375% 8/12/14	500,000	525,075
6.50% 8/19/13	100,000	104,137
6.625% 6/15/32	100,000	92,992
6.875% 3/5/38	350,000	385,737
8.125% 7/15/39	150,000	184,218
8.50% 5/22/19	300,000	353,624
•Citigroup Capital XXI 8.30% 12/21/57	200,000	200,250
CME Group 5.75% 2/15/14	200,000	218,113
Countrywide Financial 6.25% 5/15/16	200,000	188,602
•GE Capital Trust I 6.375% 11/15/67	200,000	197,000
General Electric Capital
1.875% 9/16/13	100,000	101,274
2.25% 11/9/15	200,000	201,079
2.80% 1/8/13	300,000	305,777
3.75% 11/14/14	300,000	316,436
4.375% 9/16/20	1,000,000	1,023,725
4.80% 5/1/13	400,000	418,888
4.875% 3/4/15	500,000	542,873
5.30% 2/11/21	175,000	187,406
5.375% 10/20/16	400,000	447,545
5.45% 1/15/13	200,000	209,305
5.50% 1/8/20	100,000	110,209
5.625% 9/15/17	200,000	221,627
5.625% 5/1/18	550,000	616,830
5.875% 1/14/38	500,000	531,602
5.90% 5/13/14	600,000	657,456
6.00% 8/7/19	100,000	115,041
•6.375% 11/15/67	100,000	98,750
6.75% 3/15/32	530,000	622,415
6.875% 1/10/39	800,000	961,648
#International Lease Finance 144A 6.75% 9/1/16	300,000	309,000
JPMorgan Chase
2.05% 1/24/14	200,000	200,252
3.40% 6/24/15	200,000	204,040
3.45% 3/1/16	500,000	508,466
3.70% 1/20/15	200,000	207,510
4.25% 10/15/20	500,000	504,427

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase (continued)
4.40% 7/22/20	$700,000	$716,119
4.65% 6/1/14	300,000	316,948
4.75% 5/1/13	400,000	418,301
5.125% 9/15/14	800,000	843,972
5.50% 10/15/40	100,000	104,001
5.60% 7/15/41	100,000	105,082
6.00% 1/15/18	400,000	446,842
6.30% 4/23/19	200,000	226,864
6.40% 5/15/38	200,000	232,968
JPMorgan Chase Capital XVIII 6.95% 8/17/36	100,000	101,375
JPMorgan Chase Capital XX 6.55% 9/29/36	200,000	202,000
JPMorgan Chase Capital XXII 6.45% 2/2/37	150,000	151,500
JPMorgan Chase Capital XXVII 7.00% 11/1/39	100,000	101,625
•MUFG Capital Finance 1 6.346% 7/29/49	200,000	203,327
NASDAQ OMX Group
4.00% 1/15/15	100,000	102,541
5.25% 1/16/18	60,000	63,049
5.55% 1/15/20	100,000	102,615
National Rural Utilities Cooperative Finance
3.05% 3/1/16	100,000	105,137
4.75% 3/1/14	250,000	269,870
5.45% 2/1/18	25,000	28,831
5.50% 7/1/13	100,000	106,992
8.00% 3/1/32	150,000	211,818
10.375% 11/1/18	100,000	144,066
NYSE Euronext 4.80% 6/28/13	100,000	105,253
Private Export Funding
4.30% 12/15/21	100,000	116,271
4.55% 5/15/15	100,000	112,433
4.95% 11/15/15	100,000	114,973
TECO Finance 6.572% 11/1/17	100,000	118,879

		29,520,947

Diversified Telecommunication Services – 1.07%
AT&T
2.40% 8/15/16	50,000	51,070
2.50% 8/15/15	200,000	207,273
2.95% 5/15/16	200,000	208,641
3.875% 8/15/21	30,000	31,796
4.45% 5/15/21	100,000	110,059
4.85% 2/15/14	100,000	107,842
4.95% 1/15/13	150,000	156,373
5.10% 9/15/14	50,000	55,107
5.35% 9/1/40	538,000	607,531

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
AT&T (continued)
5.50% 2/1/18	$500,000	$579,525
5.55% 8/15/41	40,000	47,281
5.625% 6/15/16	100,000	114,831
5.80% 2/15/19	150,000	177,268
6.30% 1/15/38	200,000	246,410
6.40% 5/15/38	50,000	61,986
6.50% 3/15/29	100,000	119,886
6.55% 2/15/39	550,000	702,113
6.70% 11/15/13	500,000	551,450
6.80% 5/15/36	200,000	254,061
8.00% 11/15/31	360,000	509,986
BellSouth
5.20% 9/15/14	300,000	331,859
6.55% 6/15/34	100,000	119,413
6.875% 10/15/31	100,000	124,987
British Telecommunications
5.15% 1/15/13	200,000	207,121
9.625% 12/15/30	300,000	423,874
CenturyLink
5.15% 6/15/17	100,000	99,235
6.45% 6/15/21	200,000	200,719
7.60% 9/15/39	100,000	98,406
Deutsche Telekom International Finance
5.25% 7/22/13	200,000	210,259
5.75% 3/23/16	300,000	334,179
6.00% 7/8/19	250,000	287,442
8.75% 6/15/30	310,000	433,564
Embarq
7.082% 6/1/16	425,000	461,114
7.995% 6/1/36	150,000	155,852
France Telecom
2.75% 9/14/16	100,000	100,379
4.125% 9/14/21	100,000	101,008
5.375% 7/8/19	300,000	330,664
8.50% 3/1/31	300,000	428,955
GTE
6.94% 4/15/28	100,000	126,082
8.75% 11/1/21	100,000	140,283
Koninklijke KPN 8.375% 10/1/30	100,000	128,648
Nokia
5.375% 5/15/19	100,000	101,065
6.625% 5/15/39	40,000	38,465
Pacific Bell Telephone 6.625% 10/15/34	100,000	105,908
Qwest
6.75% 12/1/21	124,000	135,470
7.50% 10/1/14	200,000	221,284
7.50% 6/15/23	100,000	100,530
8.375% 5/1/16	200,000	230,075

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Telecom Italia Capital
5.25% 11/15/13	$100,000	$96,100
5.25% 10/1/15	300,000	275,426
6.00% 9/30/34	100,000	74,295
6.175% 6/18/14	200,000	192,480
7.175% 6/18/19	100,000	93,842
7.20% 7/18/36	100,000	82,807
7.721% 6/4/38	250,000	213,752
Telefonica Emisiones
2.582% 4/26/13	300,000	292,832
3.729% 4/27/15	75,000	71,979
3.992% 2/16/16	170,000	163,608
4.949% 1/15/15	85,000	84,612
5.134% 4/27/20	90,000	84,679
5.462% 2/16/21	140,000	133,833
5.877% 7/15/19	100,000	98,975
6.421% 6/20/16	175,000	183,313
7.045% 6/20/36	175,000	171,126
Telefonica Europe 8.25% 9/15/30	200,000	220,506
Telefonos de Mexico 5.50% 11/15/19	100,000	111,577
Verizon Communications
1.25% 11/3/14	800,000	804,514
4.35% 2/15/13	200,000	207,888
4.60% 4/1/21	500,000	565,511
5.25% 4/15/13	100,000	105,556
5.50% 4/1/17	200,000	231,822
5.50% 2/15/18	150,000	175,103
6.00% 4/1/41	100,000	124,461
6.35% 4/1/19	250,000	305,082
6.40% 2/15/38	200,000	254,779
6.90% 4/15/38	350,000	469,441
7.35% 4/1/39	100,000	140,291
8.75% 11/1/18	100,000	135,257
8.95% 3/1/39	200,000	321,361
Verizon Global Funding 7.75% 12/1/30	200,000	279,332
Virgin Media Secured Finance 5.25% 1/15/21	200,000	212,278

		17,655,747

Electric Utilities–1.34%
AEP Texas Central Transition Funding 5.17% 1/1/18	250,000	291,646
Alabama Power
5.50% 3/15/41	185,000	234,829
5.80% 11/15/13	300,000	326,953
6.125% 5/15/38	100,000	133,644
Ameren 8.875% 5/15/14	100,000	112,117

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Appalachian Power
4.60% 3/30/21	$150,000	$164,811
5.00% 6/1/17	100,000	110,371
Arizona Public Service 5.05% 9/1/41	100,000	112,697
Atlantic City Electric 7.75% 11/15/18	15,000	19,829
Baltimore Gas & Electric 6.35% 10/1/36	100,000	126,747
Carolina Power & Light
5.125% 9/15/13	100,000	107,229
5.30% 1/15/19	100,000	117,260
6.30% 4/1/38	50,000	68,185
CenterPoint Energy Houston Electric 5.75% 1/15/14	100,000	109,233
Cleco Power 6.50% 12/1/35	50,000	62,514
Cleveland Electric Illuminating
5.70% 4/1/17	100,000	110,130
5.95% 12/15/36	100,000	106,928
Columbus Southern Power 5.50% 3/1/13	150,000	157,082
Commonwealth Edison New York
1.625% 1/15/14	100,000	100,776
3.40% 9/1/21	100,000	103,773
4.00% 8/1/20	100,000	107,918
5.80% 3/15/18	200,000	236,430
6.45% 1/15/38	100,000	132,734
Connecticut Light & Power 5.65% 5/1/18	100,000	118,653
Consolidated Edison
4.875% 2/1/13	100,000	104,016
5.375% 12/15/15	100,000	114,536
5.50% 12/1/39	80,000	97,917
5.70% 6/15/40	100,000	125,953
5.85% 3/15/36	100,000	125,991
6.30% 8/15/37	20,000	26,784
6.75% 4/1/38	25,000	35,132
7.125% 12/1/18	200,000	257,644
Consumers Energy
5.65% 9/15/18	100,000	118,308
5.65% 4/15/20	100,000	118,910
Dayton Power & Light 5.125% 10/1/13	100,000	106,840
Detroit Edison 6.625% 6/1/36	100,000	138,924
Duke Energy
3.35% 4/1/15	100,000	105,496
5.05% 9/15/19	100,000	113,639
5.65% 6/15/13	100,000	106,550
6.10% 6/1/37	170,000	217,354

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Duke Energy Carolinas
3.90% 6/15/21	$100,000	$109,964
4.30% 6/15/20	100,000	112,833
5.30% 2/15/40	100,000	122,034
7.00% 11/15/18	100,000	128,961
Duke Energy Indiana
6.12% 10/15/35	100,000	121,189
6.45% 4/1/39	130,000	174,874
Duke Energy Ohio
2.10% 6/15/13	100,000	101,713
5.45% 4/1/19	50,000	59,720
Energy East 6.75% 7/15/36	100,000	105,722
Enersis 7.375% 1/15/14	100,000	109,778
Entergy 7.125% 2/1/19	455,000	556,027
Entergy Texas 5.125% 9/15/20	100,000	99,833
Exelon 4.90% 6/15/15	150,000	161,751
Exelon Generation
5.35% 1/15/14	100,000	106,866
6.20% 10/1/17	25,000	28,744
FirstEnergy 7.375% 11/15/31	100,000	123,326
FirstEnergy Solutions
4.80% 2/15/15	80,000	85,445
6.05% 8/15/21	100,000	111,175
6.80% 8/15/39	150,000	168,519
Florida Power
5.65% 6/15/18	150,000	179,471
6.40% 6/15/38	200,000	272,274
Florida Power & Light
5.69% 3/1/40	50,000	64,307
5.85% 5/1/37	100,000	127,609
5.95% 2/1/38	100,000	131,604
5.96% 4/1/39	100,000	132,556
6.20% 6/1/36	200,000	266,677
FPL Group Capital
2.55% 11/15/13	100,000	101,781
6.00% 3/1/19	200,000	233,502
Georgia Power
4.25% 12/1/19	80,000	89,391
4.75% 9/1/40	100,000	111,093
5.25% 12/15/15	25,000	28,412
5.95% 2/1/39	100,000	129,319
Great Plains Energy 4.85% 6/1/21	50,000	52,511
Hydro Quebec
2.00% 6/30/16	300,000	306,580
8.00% 2/1/13	100,000	107,661

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Hydro Quebec (continued)
8.05% 7/7/24	$250,000	$372,595
8.50% 12/1/29	115,000	186,000
Indiana Michigan Power 7.00% 3/15/19	100,000	123,179
Interstate Power & Light 6.25% 7/15/39	130,000	172,236
Jersey Central Power & Light 7.35% 2/1/19	100,000	125,739
Kansas City Power & Light 6.375% 3/1/18	200,000	233,427
Kentucky Utilities
1.625% 11/1/15	100,000	100,600
3.25% 11/1/20	100,000	104,307
5.125% 11/1/40	100,000	120,322
LG&E & KU Energy 2.125% 11/15/15	200,000	197,157
MidAmerican Energy
5.30% 3/15/18	100,000	116,930
5.75% 11/1/35	25,000	30,758
5.95% 7/15/17	200,000	237,557
MidAmerican Energy Holdings
5.75% 4/1/18	100,000	115,555
5.95% 5/15/37	125,000	148,232
6.125% 4/1/36	150,000	179,762
6.50% 9/15/37	100,000	125,998
Nevada Power
5.45% 5/15/41	60,000	71,567
6.50% 8/1/18	50,000	60,377
6.75% 7/1/37	100,000	136,962
7.125% 3/15/19	100,000	125,062
NextEra Energy Capital Holdings 4.50% 6/1/21	100,000	106,731
Northern States Power
5.25% 3/1/18	100,000	119,072
5.35% 11/1/39	40,000	49,879
6.20% 7/1/37	100,000	137,162
Ohio Edison
6.875% 7/15/36	100,000	121,651
8.25% 10/15/38	100,000	148,876
Ohio Power 5.375% 10/1/21	225,000	258,596
Oklahoma Gas & Electric 5.25% 5/15/41	100,000	118,776
Oncor Electric Delivery
5.95% 9/1/13	200,000	214,088
6.80% 9/1/18	100,000	121,778
7.00% 9/1/22	100,000	128,352
7.00% 5/1/32	50,000	66,217
Ontario Electricity Financial 7.45% 3/31/13	100,000	107,935
Pacific Gas & Electric
3.25% 9/15/21	200,000	203,364
6.05% 3/1/34	400,000	496,773

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Pacific Gas & Electric (continued)
6.25% 12/1/13	$100,000	$109,347
6.25% 3/1/39	300,000	388,059
8.25% 10/15/18	200,000	264,004
PacifiCorp
5.75% 4/1/37	100,000	123,990
6.00% 1/15/39	100,000	128,173
6.35% 7/15/38	25,000	33,116
7.70% 11/15/31	100,000	146,152
PECO Energy 5.95% 10/1/36	100,000	128,787
Portland General Electric 6.10% 4/15/19	100,000	123,463
Potomac Electric Power 7.90% 12/15/38	100,000	155,162
PPL Electric Utilities
3.00% 9/15/21	100,000	101,277
6.25% 5/15/39	30,000	40,615
PPL Energy Supply 6.50% 5/1/18	25,000	28,464
Progress Energy
6.00% 12/1/39	50,000	62,887
7.05% 3/15/19	100,000	123,858
7.75% 3/1/31	150,000	213,623
Public Service Electric & Gas
3.50% 8/15/20	150,000	158,597
5.30% 5/1/18	50,000	59,273
5.375% 9/1/13	50,000	53,695
5.50% 3/1/40	100,000	127,415
Public Service of Colorado
3.20% 11/15/20	100,000	103,932
5.125% 6/1/19	135,000	159,849
6.25% 9/1/37	100,000	135,113
Public Service of Oklahoma 5.15% 12/1/19	75,000	83,768
San Diego Gas & Electric
3.00% 8/15/21	75,000	77,291
6.00% 6/1/39	110,000	151,240
Scottish Power 5.375% 3/15/15	100,000	105,270
Sierra Pacific Power 6.00% 5/15/16	100,000	116,120
South Carolina Electric & Gas
5.25% 11/1/18	80,000	94,008
6.05% 1/15/38	25,000	32,569
Southern 4.15% 5/15/14	50,000	53,443
Southern California Edison
3.875% 6/1/21	70,000	77,417
4.50% 9/1/40	100,000	109,581
5.75% 3/15/14	200,000	220,421
5.95% 2/1/38	25,000	32,658
6.00% 1/15/34	200,000	258,588

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Southern California Edison (continued)
6.05% 3/15/39	$170,000	$226,102
6.65% 4/1/29	100,000	132,194
Southern Power 4.875% 7/15/15	100,000	109,527
Southwestern Electric Power 6.20% 3/15/40	200,000	245,181
Tampa Electric 6.10% 5/15/18	50,000	60,208
Toledo Edison 7.25% 5/1/20	30,000	37,452
Union Electric
6.70% 2/1/19	150,000	182,491
8.45% 3/15/39	80,000	135,015
Virginia Electric & Power
4.75% 3/1/13	50,000	52,138
5.00% 6/30/19	200,000	231,030
5.95% 9/15/17	100,000	120,490
6.00% 5/15/37	25,000	32,030
6.35% 11/30/37	100,000	133,958
8.875% 11/15/38	100,000	165,782
Westar Energy 6.00% 7/1/14	100,000	109,708
Wisconsin Electric Power
2.95% 9/15/21	100,000	102,135
4.25% 12/15/19	25,000	27,948
6.00% 4/1/14	100,000	111,441

		22,189,332

Electrical Equipment–0.06%
Cooper
2.375% 1/15/16	100,000	101,979
3.875% 12/15/20	100,000	106,030
Emerson Electric
4.125% 4/15/15	100,000	109,275
4.25% 11/15/20	50,000	55,663
5.25% 10/15/18	225,000	266,474
5.25% 11/15/39	50,000	60,545
Rockwell Automation
6.25% 12/1/37	100,000	129,183
Roper Industries
6.25% 9/1/19	100,000	118,343

		947,492

Electronic Equipment, Instruments & Components–0.05%
Agilent Technologies
5.00% 7/15/20	100,000	112,170
5.50% 9/14/15	100,000	110,323
Amphenol
4.75% 11/15/14	100,000	107,219
Arrow Electronics
6.00% 4/1/20	50,000	53,695

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components (continued)
Avnet
5.875% 3/15/14	$100,000	$106,093
Koninklijke Philips Electronics
5.75% 3/11/18	200,000	229,397
6.875% 3/11/38	50,000	63,264

		782,161

Energy Equipment & Services–0.18%
Baker Hughes
5.125% 9/15/40	200,000	234,799
6.875% 1/15/29	100,000	136,479
Cameron International
5.95% 6/1/41	100,000	115,589
6.375% 7/15/18	100,000	118,590
Diamond Offshore Drilling
5.70% 10/15/39	100,000	111,916
5.875% 5/1/19	40,000	46,516
Global Marine
7.00% 6/1/28	150,000	146,576
Halliburton
3.25% 11/15/21	200,000	207,061
5.90% 9/15/18	50,000	60,257
7.45% 9/15/39	200,000	290,003
Nabors Industries
6.15% 2/15/18	100,000	111,853
#144A 4.625% 9/15/21	150,000	152,652
Rowan
7.875% 8/1/19	65,000	76,311
Transocean
4.95% 11/15/15	200,000	204,408
6.00% 3/15/18	125,000	127,917
6.50% 11/15/20	100,000	103,473
6.80% 3/15/38	50,000	50,551
Weatherford International
5.15% 3/15/13	3,000	3,121
6.00% 3/15/18	150,000	167,113
6.75% 9/15/40	100,000	113,823
7.00% 3/15/38	150,000	171,214
9.625% 3/1/19	100,000	129,506
9.875% 3/1/39	50,000	67,829

		2,947,557

Food & Staples Retailing–0.43%
Costco Wholesale
5.50% 3/15/17	50,000	59,788
CVS Caremark
3.25% 5/18/15	200,000	211,039
4.75% 5/18/20	100,000	111,707
5.75% 6/1/17	150,000	175,233
5.75% 5/15/41	150,000	179,297
6.125% 9/15/39	100,000	122,133
6.25% 6/1/27	130,000	157,698
6.60% 3/15/19	100,000	122,071

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Delhaize America
9.00% 4/15/31	$125,000	$172,149
Delhaize Group
5.875% 2/1/14	45,000	48,866
Family Dollar Stores
5.00% 2/1/21	100,000	103,102
Kroger
3.90% 10/1/15	130,000	139,867
5.00% 4/15/13	300,000	313,943
6.15% 1/15/20	200,000	243,101
6.90% 4/15/38	100,000	129,032
Safeway
3.95% 8/15/20	120,000	118,718
6.25% 3/15/14	100,000	110,196
6.35% 8/15/17	150,000	170,277
Sysco
5.375% 3/17/19	100,000	119,948
6.625% 3/17/39	50,000	72,292
Walgreen
4.875% 8/1/13	100,000	106,730
5.25% 1/15/19	150,000	178,594
Wal-Mart Stores
1.50% 10/25/15	200,000	203,328
3.20% 5/15/14	500,000	528,350
3.25% 10/25/20	300,000	321,412
3.625% 7/8/20	100,000	109,800
4.125% 2/1/19	100,000	112,213
4.25% 4/15/13	300,000	314,673
4.55% 5/1/13	100,000	105,580
4.875% 7/8/40	300,000	347,843
5.25% 9/1/35	100,000	120,051
5.625% 4/15/41	250,000	324,403
5.80% 2/15/18	200,000	245,491
5.875% 4/5/27	100,000	121,903
6.20% 4/15/38	300,000	404,369
6.50% 8/15/37	225,000	311,955
7.55% 2/15/30	200,000	292,882

		7,030,034

Food Products–0.38%
Archer-Daniels-Midland
4.479% 3/1/21	235,000	266,713
5.375% 9/15/35	100,000	118,040
5.45% 3/15/18	100,000	118,742
5.765% 3/1/41	240,000	304,276
Bunge Limited Finance
4.10% 3/15/16	100,000	103,652
8.50% 6/15/19	135,000	164,562
Campbell Soup
3.05% 7/15/17	100,000	107,026
3.375% 8/15/14	100,000	106,146
4.50% 2/15/19	35,000	39,419

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
ConAgra Foods
5.819% 6/15/17	$50,000	$56,065
7.00% 4/15/19	100,000	117,756
8.25% 9/15/30	100,000	127,200
Corn Products International
3.20% 11/1/15	100,000	103,413
General Mills
5.20% 3/17/15	300,000	334,447
5.40% 6/15/40	45,000	52,758
5.65% 2/15/19	100,000	118,846
Heinz (H.J.)
5.35% 7/15/13	100,000	106,787
Heinz (H.J.) Finance
6.75% 3/15/32	30,000	38,474
Hershey
5.00% 4/1/13	100,000	105,081
Kellogg
3.25% 5/21/18	135,000	142,174
4.00% 12/15/20	100,000	106,036
4.25% 3/6/13	150,000	155,798
7.45% 4/1/31	100,000	136,766
Kraft Foods
2.625% 5/8/13	200,000	204,393
4.125% 2/9/16	50,000	54,338
5.375% 2/10/20	400,000	462,312
6.125% 2/1/18	150,000	176,052
6.50% 8/11/17	500,000	595,496
6.50% 11/1/31	100,000	124,695
6.50% 2/9/40	300,000	391,716
6.875% 2/1/38	250,000	332,192
McCormick
3.90% 7/15/21	50,000	53,422
Nabisco
7.55% 6/15/15	100,000	118,349
Ralcorp Holdings
6.625% 8/15/39	50,000	51,649
Sara Lee
6.125% 11/1/32	125,000	129,110
Unilever Capital
2.75% 2/10/16	100,000	105,758
4.25% 2/10/21	200,000	228,361
4.80% 2/15/19	100,000	116,474
5.90% 11/15/32	100,000	131,627

		6,306,121

Gas Utilities–0.09%
AGL Capital
5.25% 8/15/19	100,000	111,973
5.875% 3/15/41	70,000	83,125
Atmos Energy
4.95% 10/15/14	100,000	109,540
8.50% 3/15/19	100,000	132,324

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities (continued)
CenterPoint Energy Resources
4.50% 1/15/21	$65,000	$68,971
5.85% 1/15/41	115,000	133,028
6.00% 5/15/18	100,000	116,327
7.875% 4/1/13	50,000	53,888
Consolidated Natural Gas
5.00% 12/1/14	300,000	328,985
National Grid
6.30% 8/1/16	100,000	114,869
Questar
2.75% 2/1/16	85,000	86,935
Southern California Gas
5.75% 11/15/35	100,000	128,761
Southern Union
7.60% 2/1/24	45,000	53,045

		1,521,771

Health Care Equipment & Supplies–0.23%
Baxter International
4.50% 8/15/19	100,000	113,430
4.625% 3/15/15	150,000	166,000
6.25% 12/1/37	50,000	66,676
Becton, Dickinson
3.25% 11/12/20	100,000	103,760
5.00% 11/12/40	35,000	39,095
6.00% 5/15/39	100,000	128,934
Boston Scientific
4.50% 1/15/15	600,000	630,095
6.00% 1/15/20	100,000	111,814
6.40% 6/15/16	100,000	112,226
7.375% 1/15/40	201,000	256,643
CareFusion
6.375% 8/1/19	50,000	59,133
CR Bard
2.875% 1/15/16	100,000	104,706
4.40% 1/15/21	65,000	72,983
Covidien International Finance
1.875% 6/15/13	100,000	100,986
2.80% 6/15/15	100,000	103,896
4.20% 6/15/20	100,000	109,692
6.00% 10/15/17	25,000	29,662
6.55% 10/15/37	100,000	127,487
DENTSPLY International
2.75% 8/15/16	55,000	55,588
Hospira
5.90% 6/15/14	100,000	108,407
6.05% 3/30/17	25,000	27,631
6.40% 5/15/15	15,000	16,238
Medtronic
2.625% 3/15/16	100,000	103,677
3.00% 3/15/15	100,000	105,683
5.55% 3/15/40	100,000	122,961
5.60% 3/15/19	200,000	238,449

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
St. Jude Medical
3.75% 7/15/14	$200,000	$212,225
Stryker
2.00% 9/30/16	45,000	46,102
3.00% 1/15/15	100,000	105,454
4.375% 1/15/20	100,000	112,265
Zimmer Holdings 5.75% 11/30/39	100,000	117,810

		3,809,708

Health Care Providers & Services–0.28%
Aetna
6.00% 6/15/16	50,000	57,588
6.50% 9/15/18	200,000	244,375
6.625% 6/15/36	100,000	124,603
6.75% 12/15/37	100,000	125,466
AmerisourceBergen
4.875% 11/15/19	50,000	56,157
Cardinal Health
4.625% 12/15/20	100,000	107,399
5.80% 10/15/16	100,000	114,715
CIGNA
2.75% 11/15/16	100,000	99,894
5.125% 6/15/20	195,000	210,619
5.875% 3/15/41	200,000	212,363
7.875% 5/15/27	25,000	29,972
Coventry Health Care
5.45% 6/15/21	80,000	89,063
6.30% 8/15/14	100,000	108,873
Express Scripts
3.125% 5/15/16	200,000	201,313
6.25% 6/15/14	100,000	109,056
Humana
7.20% 6/15/18	100,000	116,800
Laboratory Corporation of America Holdings
4.625% 11/15/20	150,000	158,677
Medco Health Solutions
7.125% 3/15/18	225,000	262,592
7.25% 8/15/13	50,000	54,042
Quest Diagnostics
4.75% 1/30/20	60,000	64,153
5.75% 1/30/40	100,000	108,240
UnitedHealth Group
4.625% 11/15/41	200,000	211,150
4.70% 2/15/21	100,000	112,633
6.00% 2/15/18	200,000	238,103
6.50% 6/15/37	150,000	191,437
6.625% 11/15/37	100,000	128,829
6.875% 2/15/38	100,000	134,575
WellPoint
4.35% 8/15/20	100,000	108,219
5.25% 1/15/16	100,000	112,059
5.80% 8/15/40	80,000	95,343

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Provider & Services (continued)
WellPoint (continued)
5.85% 1/15/36	$125,000	$146,789
5.875% 6/15/17	50,000	57,681
6.00% 2/15/14	100,000	109,051
6.375% 6/15/37	100,000	126,649
7.00% 2/15/19	100,000	120,831

		4,549,309

Hotels, Restaurants & Leisure–0.10%
Darden Restaurants
6.80% 10/15/37	84,000	96,532
Hyatt Hotels
3.875% 8/15/16	100,000	102,345
International Game Technology
5.50% 6/15/20	100,000	104,472
Marriott International
5.625% 2/15/13	50,000	52,141
6.375% 6/15/17	100,000	115,414
McDonald’s
3.625% 5/20/21	100,000	109,807
4.30% 3/1/13	150,000	156,283
4.875% 7/15/40	30,000	35,947
5.35% 3/1/18	200,000	239,300
5.80% 10/15/17	100,000	121,968
6.30% 3/1/38	50,000	70,195
Starbucks
6.25% 8/15/17	100,000	118,873
Yum Brands
3.75% 11/1/21	65,000	66,166
4.25% 9/15/15	50,000	53,503
5.30% 9/15/19	150,000	168,094

		1,611,040

Household Durables–0.06%
Black & Decker
8.95% 4/15/14	100,000	115,547
Fortune Brands
5.375% 1/15/16	9,000	9,891
6.375% 6/15/14	200,000	218,813
MDC Holdings
5.625% 2/1/20	100,000	91,632
Newell Rubbermaid
4.70% 8/15/20	200,000	211,633
Snap-On
6.125% 9/1/21	50,000	60,776
Stanley Black & Decker
5.20% 9/1/40	100,000	111,394
#Tupperware Brands 144A
4.75% 6/1/21	100,000	100,388
Whirlpool 5.50% 3/1/13	50,000	51,977

		972,051

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Household Products–0.14%
Clorox
5.00% 3/1/13	$100,000	$104,326
5.00% 1/15/15	100,000	108,125
5.95% 10/15/17	100,000	115,757
#Energizer Holdings 144A
4.70% 5/19/21	100,000	105,440
Kimberly-Clark
3.875% 3/1/21	45,000	49,849
6.125% 8/1/17	100,000	122,467
6.625% 8/1/37	100,000	142,628
7.50% 11/1/18	100,000	132,310
Procter & Gamble
0.70% 8/15/14	300,000	301,657
1.80% 11/15/15	250,000	258,399
3.15% 9/1/15	100,000	107,468
4.70% 2/15/19	200,000	236,394
4.85% 12/15/15	50,000	57,196
5.50% 2/1/34	100,000	128,068
5.55% 3/5/37	200,000	266,637

		2,236,721

Independent Power Producers & Energy Traders–0.06%
Constellation Energy Group
4.55% 6/15/15	25,000	26,417
7.60% 4/1/32	200,000	258,465
Exelon Generation
6.25% 10/1/39	100,000	122,290
Oglethorpe Power
5.95% 11/1/39	100,000	127,793
PSEG Power
2.50% 4/15/13	75,000	76,210
5.125% 4/15/20	60,000	67,421
5.50% 12/1/15	100,000	111,248
Transalta
4.75% 1/15/15	100,000	107,488
5.75% 12/15/13	100,000	107,090

		1,004,422

Industrial Conglomerates–0.13%
3M
4.375% 8/15/13	225,000	239,264
5.70% 3/15/37	100,000	134,810
6.375% 2/15/28	25,000	33,576
General Electric
5.00% 2/1/13	500,000	521,184
5.25% 12/6/17	400,000	459,698
Textron
6.20% 3/15/15	100,000	107,426
Tyco Electronics Group
5.95% 1/15/14	100,000	106,610
6.55% 10/1/17	100,000	115,660

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Industrial Conglomerates (continued)
Tyco International Finance
3.375% 10/15/15	$100,000	$104,746
4.125% 10/15/14	100,000	106,650
4.625% 1/15/23	100,000	108,333
6.00% 11/15/13	50,000	54,191
8.50% 1/15/19	100,000	128,987

		2,221,135

Insurance – 0.84%
ACE INA Holdings
2.60% 11/23/15	150,000	152,822
5.70% 2/15/17	50,000	57,731
5.90% 6/15/19	125,000	149,602
Aegon
4.625% 12/1/15	100,000	103,762
AFLAC
3.45% 8/15/15	100,000	103,286
6.90% 12/17/39	130,000	145,016
8.50% 5/15/19	100,000	122,729
Allied World Assurance
7.50% 8/1/16	200,000	225,934
Allstate
5.00% 8/15/14	150,000	161,972
5.55% 5/9/35	200,000	215,358
7.45% 5/16/19	100,000	121,761
Allstate Life Global Funding Trusts
5.375% 4/30/13	200,000	211,255
American Financial Group
9.875% 6/15/19	100,000	116,472
American International Group
4.25% 5/15/13	70,000	69,974
4.25% 9/15/14	200,000	194,469
4.875% 9/15/16	100,000	94,728
5.05% 10/1/15	200,000	193,845
5.85% 1/16/18	300,000	294,138
6.25% 5/1/36	100,000	90,060
6.25% 3/15/37	100,000	72,875
6.40% 12/15/20	200,000	202,187
•8.175% 5/15/58	350,000	314,999
8.25% 8/15/18	234,000	248,320
AON
3.125% 5/27/16	100,000	101,239
3.50% 9/30/15	100,000	102,706
5.00% 9/30/20	100,000	110,507
Assurant
5.625% 2/15/14	100,000	104,629
AXA
8.60% 12/15/30	100,000	98,715
Axis Specialty Finance
5.875% 6/1/20	100,000	102,980
Berkley (W.R.)
7.375% 9/15/19	100,000	115,716

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance
1.50% 1/10/14	$100,000	$101,162
2.125% 2/11/13	500,000	508,611
2.45% 12/15/15	200,000	207,546
4.25% 1/15/21	100,000	109,178
4.60% 5/15/13	100,000	105,219
4.85% 1/15/15	200,000	221,705
5.40% 5/15/18	50,000	58,391
5.75% 1/15/40	100,000	119,096
Chubb
5.75% 5/15/18	100,000	117,670
6.00% 5/11/37	100,000	121,008
•6.375% 3/29/67	100,000	99,250
Cincinnati Financial
6.92% 5/15/28	100,000	109,397
CNA Financial
5.75% 8/15/21	30,000	30,669
7.35% 11/15/19	120,000	133,943
Delphi Financial Group
7.875% 1/31/20	25,000	28,464
Fidelity National Financial 6.60% 5/15/17	100,000	106,122
Genworth Financial
5.75% 6/15/14	100,000	98,931
6.515% 5/22/18	50,000	45,946
7.625% 9/24/21	100,000	93,656
7.70% 6/15/20	100,000	95,338
Hartford Financial Services Group
4.625% 7/15/13	100,000	101,907
5.50% 3/30/20	100,000	101,659
6.10% 10/1/41	50,000	46,946
6.30% 3/15/18	100,000	105,441
6.625% 3/30/40	100,000	99,556
HCC Insurance Holdings 6.30% 11/15/19	50,000	54,628
Loews 6.00% 2/1/35	100,000	110,116
Manulife Financial 3.40% 9/17/15	100,000	100,645
Markel 7.125% 9/30/19	100,000	116,290
Marsh & McLennan
4.80% 7/15/21	100,000	109,664
5.75% 9/15/15	50,000	55,419
9.25% 4/15/19	100,000	132,064
MetLife
4.75% 2/8/21	200,000	216,761
5.00% 11/24/13	200,000	213,156
5.00% 6/15/15	100,000	109,026
5.70% 6/15/35	50,000	55,995
5.875% 2/6/41	100,000	117,475
6.40% 12/15/36	100,000	95,125
6.50% 12/15/32	100,000	120,228

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife (continued)
6.75% 6/1/16	$200,000	$230,630
10.75% 8/1/39	150,000	198,497
PartnerRe Finance 5.50% 6/1/20	100,000	101,013
Principal Financial Group 8.875% 5/15/19	100,000	124,680
Principal Life Income Funding Trusts 5.30% 4/24/13	150,000	157,427
Progressive 3.75% 8/23/21	100,000	104,122
Protective Life
7.375% 10/15/19	50,000	55,570
8.45% 10/15/39	25,000	28,731
Prudential Financial
2.75% 1/14/13	50,000	50,444
3.875% 1/14/15	65,000	67,373
4.50% 7/15/13	100,000	103,709
5.10% 9/20/14	100,000	107,624
5.15% 1/15/13	300,000	310,666
5.50% 3/15/16	200,000	216,998
5.70% 12/14/36	50,000	49,807
6.625% 12/1/37	400,000	439,415
6.625% 6/21/40	200,000	221,684
7.375% 6/15/19	375,000	443,923
Reinsurance Group of America 6.45% 11/15/19	90,000	101,268
Swiss Re Solutions Holding 7.00% 2/15/26	100,000	115,999
Torchmark
6.375% 6/15/16	100,000	108,303
9.25% 6/15/19	25,000	30,754
TransAtlantic Holdings 8.00% 11/30/39	100,000	113,849
Travelers
3.90% 11/1/20	100,000	106,706
5.90% 6/2/19	100,000	119,154
6.25% 6/15/37	100,000	124,784
6.75% 6/20/36	100,000	129,111
Travelers Property Casualty 5.00% 3/15/13	200,000	208,695
Unum Group 7.125% 9/30/16	200,000	228,453
Willis Group Holdings 4.125% 3/15/16	150,000	152,492
Willis North America 7.00% 9/29/19	100,000	111,485
XL Group
5.25% 9/15/14	100,000	105,818
5.75% 10/1/21	100,000	105,735

		13,848,109

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Internet & Catalog Retail–0.01%
Expedia 5.95% 8/15/20	$100,000	$101,012

		101,012

Internet Services–0.03%
eBay
0.875% 10/15/13	35,000	35,123
1.625% 10/15/15	100,000	100,777
3.25% 10/15/20	100,000	101,131
Google
1.25% 5/19/14	200,000	203,129
3.625% 5/19/21	100,000	109,541

		549,701

IT Services–0.06%
Computer Sciences 6.50% 3/15/18	150,000	147,037
Electronic Data Systems 7.45% 10/15/29	25,000	31,241
Fiserv
3.125% 6/15/16	100,000	101,925
4.625% 10/1/20	100,000	104,207
SAIC
4.45% 12/1/20	100,000	106,675
5.95% 12/1/40	100,000	110,443
Western Union
3.65% 8/22/18	100,000	102,680
5.253% 4/1/20	107,000	120,747
6.50% 2/26/14	100,000	109,339

		934,294

Leisure Equipment & Products–0.01%
Hasbro 6.35% 3/15/40	65,000	70,510
Mattel 6.20% 10/1/40	100,000	113,372

		183,882

Life Sciences Tools & Services–0.03%
Thermo Fisher Scientific
2.05% 2/21/14	30,000	30,741
3.20% 3/1/16	140,000	148,030
4.50% 3/1/21	240,000	268,674
4.70% 5/1/20	100,000	113,241

		560,686

Machinery–0.20%
Caterpillar
3.90% 5/27/21	150,000	165,006
5.20% 5/27/41	150,000	180,401
6.05% 8/15/36	50,000	64,845
7.90% 12/15/18	100,000	133,318
8.25% 12/15/38	100,000	165,686

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Danaher
1.30% 6/23/14	$60,000	$60,899
2.30% 6/23/16	100,000	104,049
3.90% 6/23/21	100,000	110,615
5.625% 1/15/18	100,000	117,711
Deere
4.375% 10/16/19	350,000	392,774
5.375% 10/16/29	100,000	126,050
Dover
4.30% 3/1/21	100,000	112,920
4.875% 10/15/15	50,000	56,547
5.375% 3/1/41	100,000	122,764
6.60% 3/15/38	25,000	35,289
Eaton
5.95% 3/20/14	100,000	110,131
6.95% 3/20/19	50,000	63,844
Harsco 2.70% 10/15/15	100,000	103,225
Illinois Tool Works
#144A 3.375% 9/15/21	60,000	62,856
6.25% 4/1/19	100,000	123,590
Ingersoll-Rand Global Holdings 9.50% 4/15/14	300,000	348,893
Joy Global 5.125% 10/15/21	80,000	85,562
Parker Hannifin 6.25% 5/15/38	50,000	63,162
Pentair 5.00% 5/15/21	200,000	211,510
#Xylem 144A 3.55% 9/20/16	100,000	103,228

		3,224,875

Media – 1.04%
AOL Time Warner 7.625% 4/15/31	325,000	420,710
CBS
7.875% 7/30/30	200,000	255,123
8.875% 5/15/19	200,000	257,243
Comcast
5.15% 3/1/20	300,000	341,747
5.70% 5/15/18	200,000	230,464
5.70% 7/1/19	200,000	232,378
5.90% 3/15/16	150,000	171,851
6.40% 3/1/40	200,000	249,515
6.45% 3/15/37	200,000	243,272
6.50% 1/15/15	200,000	226,885
6.50% 1/15/17	200,000	235,493
6.50% 11/15/35	200,000	241,869
6.95% 8/15/37	250,000	319,146
7.05% 3/15/33	300,000	380,296

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Comcast Cable Communications 7.125% 6/15/13	$200,000	$217,082
COX Communications 5.45% 12/15/14	200,000	222,158
DIRECTV Holdings
3.125% 2/15/16	100,000	101,397
3.55% 3/15/15	295,000	307,289
4.60% 2/15/21	300,000	312,505
5.00% 3/1/21	200,000	214,439
5.20% 3/15/20	65,000	70,176
5.875% 10/1/19	40,000	45,096
6.00% 8/15/40	200,000	218,952
6.35% 3/15/40	50,000	57,080
6.375% 3/1/41	100,000	115,713
7.625% 5/15/16	107,000	113,659
Discovery Communications
3.70% 6/1/15	100,000	105,258
4.375% 6/15/21	100,000	105,764
5.625% 8/15/19	200,000	227,925
Disney (Walt)
1.35% 8/16/16	200,000	200,777
3.75% 6/1/21	200,000	220,347
4.125% 12/1/41	100,000	103,607
4.50% 12/15/13	300,000	323,065
6.00% 7/17/17	150,000	182,057
Grupo Televisa
6.625% 1/15/40	100,000	113,762
8.50% 3/11/32	200,000	262,000
Historic TW 6.625% 5/15/29	300,000	354,607
McGraw-Hill 6.55% 11/15/37	100,000	106,636
NBCUniversal Media
3.65% 4/30/15	275,000	290,481
4.375% 4/1/21	200,000	211,471
5.15% 4/30/20	270,000	301,126
5.95% 4/1/41	200,000	235,964
6.40% 4/30/40	200,000	246,769
News America
4.50% 2/15/21	150,000	157,571
5.30% 12/15/14	125,000	136,234
5.65% 8/15/20	300,000	335,570
6.15% 3/1/37	30,000	32,902
6.15% 2/15/41	100,000	115,678
6.40% 12/15/35	300,000	329,784
6.65% 11/15/37	50,000	56,832
6.90% 8/15/39	100,000	115,981
8.15% 10/17/36	100,000	126,179
Omnicom Group
4.45% 8/15/20	35,000	36,142
6.25% 7/15/19	250,000	285,423
Reed Elsevier Capital 8.625% 1/15/19	100,000	124,980

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Rogers Communications
6.80% 8/15/18	$150,000	$182,972
7.50% 8/15/38	25,000	34,942
Thomson Reuters
4.70% 10/15/19	100,000	110,851
5.95% 7/15/13	100,000	106,588
6.50% 7/15/18	150,000	179,960
Time Warner
3.15% 7/15/15	300,000	312,297
4.70% 1/15/21	100,000	107,871
4.875% 3/15/20	200,000	217,094
5.875% 11/15/16	150,000	173,320
6.10% 7/15/40	100,000	117,661
6.25% 3/29/41	200,000	240,672
6.50% 11/15/36	100,000	121,059
7.70% 5/1/32	130,000	170,097
Time Warner Cable
3.50% 2/1/15	50,000	52,435
5.00% 2/1/20	145,000	159,133
5.50% 9/1/41	100,000	105,775
5.85% 5/1/17	200,000	228,030
5.875% 11/15/40	100,000	108,617
6.20% 7/1/13	50,000	53,673
6.55% 5/1/37	200,000	228,229
6.75% 7/1/18	300,000	356,794
6.75% 6/15/39	100,000	118,574
7.30% 7/1/38	150,000	182,865
7.50% 4/1/14	100,000	112,024
8.25% 2/14/14	100,000	112,771
8.25% 4/1/19	500,000	628,898
Time Warner Entertainment 8.375% 3/15/23	250,000	326,236
Viacom
3.50% 4/1/17	100,000	104,316
5.625% 9/15/19	400,000	449,774
6.875% 4/30/36	250,000	313,914
WPP Finance 8.00% 9/15/14	100,000	111,459
#WPP Finance 2010 144A 4.75% 11/21/21	100,000	99,465

		17,174,796

Metals & Mining–0.60%
Alcoa
5.95% 2/1/37	100,000	95,141
6.00% 7/15/13	300,000	319,284
6.15% 8/15/20	200,000	208,142
6.75% 7/15/18	100,000	110,536
Allegheny Technologies
5.95% 1/15/21	50,000	53,238
9.375% 6/1/19	100,000	127,887

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
AngloGold Ashanti Holdings
5.375% 4/15/20	$25,000	$24,877
6.50% 4/15/40	10,000	9,760
ArcelorMittal
3.75% 8/5/15	100,000	95,677
5.375% 6/1/13	150,000	153,607
6.125% 6/1/18	50,000	49,443
7.00% 10/15/39	300,000	279,608
9.00% 2/15/15	100,000	110,634
9.85% 6/1/19	550,000	612,537
Barrick Australian Finance 5.95% 10/15/39	100,000	116,190
Barrick Gold
1.75% 5/30/14	60,000	60,627
2.90% 5/30/16	100,000	102,740
6.95% 4/1/19	100,000	122,986
Barrick Gold Financeco 6.125% 9/15/13	200,000	216,227
Barrick North America Finance
4.40% 5/30/21	200,000	217,019
5.70% 5/30/41	100,000	118,923
7.50% 9/15/38	25,000	34,111
BHP Billiton Finance
1.125% 11/21/14	250,000	250,764
1.875% 11/21/16	250,000	252,825
3.25% 11/21/21	250,000	257,943
4.80% 4/15/13	150,000	158,071
5.25% 12/15/15	100,000	115,012
5.40% 3/29/17	100,000	116,101
5.50% 4/1/14	100,000	109,980
6.50% 4/1/19	150,000	185,610
Cliffs Natural Resources
4.80% 10/1/20	155,000	154,028
6.25% 10/1/40	100,000	98,817
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	325,000	345,678
Newmont Mining
5.125% 10/1/19	180,000	199,702
6.25% 10/1/39	100,000	118,824
Nucor
4.125% 9/15/22	100,000	108,338
5.75% 12/1/17	50,000	58,984
5.85% 6/1/18	100,000	119,472
Rio Tinto Alcan 6.125% 12/15/33	150,000	185,231
Rio Tinto Finance
2.50% 5/20/16	100,000	102,114
3.75% 9/20/21	150,000	157,500
4.125% 5/20/21	200,000	215,418
5.20% 11/2/40	100,000	114,984
6.50% 7/15/18	250,000	301,738
7.125% 7/15/28	75,000	102,494

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Rio Tinto Finance (continued)
8.95% 5/1/14	$390,000	$456,357
9.00% 5/1/19	100,000	136,672
Southern Copper
5.375% 4/16/20	125,000	133,089
6.75% 4/16/40	110,000	111,168
Teck Resources
4.50% 1/15/21	100,000	104,622
4.75% 1/15/22	104,000	112,013
6.00% 8/15/40	100,000	110,418
6.25% 7/15/41	201,000	233,040
9.75% 5/15/14	200,000	235,161
Vale Overseas
4.625% 9/15/20	100,000	103,910
5.625% 9/15/19	300,000	331,980
6.25% 1/11/16	100,000	112,366
6.875% 11/21/36	350,000	400,243
6.875% 11/10/39	170,000	195,568
WMC Finance USA 5.125% 5/15/13	100,000	105,733

		9,951,162

Multi-Utilities–0.19%
Alliant Energy 4.00% 10/15/14	50,000	52,431
American Water Capital 6.085% 10/15/17	100,000	116,469
Avista 5.125% 4/1/22	30,000	34,588
CenterPoint Energy 5.95% 2/1/17	100,000	113,220
Dominion Resources
4.45% 3/15/21	100,000	111,592
4.90% 8/1/41	60,000	65,049
5.20% 8/15/19	80,000	92,499
5.95% 6/15/35	25,000	29,855
6.40% 6/15/18	76,000	91,846
8.875% 1/15/19	100,000	132,888
DTE Energy
6.35% 6/1/16	50,000	57,957
7.625% 5/15/14	100,000	113,701
KeySpan 8.00% 11/15/30	25,000	33,571
NiSource Finance
5.40% 7/15/14	150,000	162,844
5.45% 9/15/20	125,000	138,700
6.125% 3/1/22	100,000	115,349
6.15% 3/1/13	46,000	48,323
6.40% 3/15/18	100,000	115,135
NSTAR 4.50% 11/15/19	110,000	121,901
Puget Sound Energy
5.638% 4/15/41	80,000	97,893
5.764% 7/15/40	50,000	62,071

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Puget Sound Energy (continued)
5.795% 3/15/40	$100,000	$124,494
SCANA 6.25% 4/1/20	100,000	115,673
Sempra Energy
6.00% 2/1/13	50,000	52,375
6.00% 10/15/39	125,000	154,807
6.15% 6/15/18	25,000	29,508
6.50% 6/1/16	230,000	268,557
United Utilities 5.375% 2/1/19	100,000	105,882
Veolia Environnement 5.25% 6/3/13	100,000	105,260
Xcel Energy
4.70% 5/15/20	100,000	112,900
6.50% 7/1/36	100,000	128,811

		3,106,149

Multiline Retail–0.14%
Kohl’s
6.00% 1/15/33	100,000	111,955
6.25% 12/15/17	50,000	59,652
Macy’s Retail Holdings
5.75% 7/15/14	90,000	95,790
5.90% 12/1/16	150,000	167,801
6.70% 7/15/34	150,000	166,067
6.90% 4/1/29	150,000	165,404
Nordstrom
4.75% 5/1/20	100,000	111,029
6.75% 6/1/14	100,000	112,197
7.00% 1/15/38	100,000	133,428
Target
3.875% 7/15/20	100,000	110,682
5.125% 1/15/13	100,000	104,703
5.875% 7/15/16	100,000	118,548
6.00% 1/15/18	250,000	304,986
6.50% 10/15/37	200,000	266,654
7.00% 1/15/38	250,000	350,681

		2,379,577

Office Electronics–0.04%
Xerox
4.25% 2/15/15	100,000	105,477
4.50% 5/15/21	95,000	96,462
6.35% 5/15/18	150,000	169,193
6.40% 3/15/16	100,000	111,998
8.25% 5/15/14	225,000	254,023

		737,153

Oil, Gas & Consumable Fuels–1.88%
Anadarko Petroleum
5.95% 9/15/16	100,000	113,473
6.20% 3/15/40	100,000	111,680
6.375% 9/15/17	300,000	348,163

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Anadarko Petroleum (continued)
7.625% 3/15/14	$100,000	$111,142
7.95% 6/15/39	200,000	265,869
8.70% 3/15/19	100,000	127,849
Apache
5.10% 9/1/40	200,000	234,689
5.25% 4/15/13	25,000	26,459
5.625% 1/15/17	200,000	237,343
6.00% 9/15/13	100,000	108,986
6.00% 1/15/37	50,000	64,696
Boardwalk Pipelines 5.75% 9/15/19	100,000	110,735
Buckeye Partners
4.875% 2/1/21	60,000	63,269
5.50% 8/15/19	50,000	54,886
Burlington Resources Finance 7.20% 8/15/31	100,000	137,683
Canadian Natural Resources
5.85% 2/1/35	200,000	238,859
5.90% 2/1/18	100,000	118,013
6.25% 3/15/38	150,000	190,440
Cenovus Energy
4.50% 9/15/14	100,000	107,797
5.70% 10/15/19	100,000	117,485
6.75% 11/15/39	200,000	265,637
Chevron
3.95% 3/3/14	200,000	213,992
4.95% 3/3/19	100,000	118,292
ConocopPhillips
4.60% 1/15/15	300,000	332,036
4.75% 2/1/14	200,000	216,112
5.75% 2/1/19	200,000	241,359
5.90% 5/15/38	150,000	190,439
6.00% 1/15/20	200,000	247,394
6.50% 2/1/39	280,000	388,750
ConocoPhillips Canada Funding I
5.625% 10/15/16	100,000	116,878
5.95% 10/15/36	100,000	123,604
ConocoPhillips Holdings 6.95% 4/15/29	200,000	273,420
Devon Energy
4.00% 7/15/21	100,000	109,595
5.60% 7/15/41	200,000	241,404
5.625% 1/15/14	100,000	109,091
6.30% 1/15/19	100,000	122,495
7.95% 4/15/32	100,000	143,540
Devon Financing 7.875% 9/30/31	25,000	35,465
Duke Capital 5.668% 8/15/14	200,000	219,033
Ecopetrol 7.625% 7/23/19	200,000	243,000

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
El Paso Natural Gas
5.95% 4/15/17	$100,000	$112,787
8.375% 6/15/32	100,000	127,370
Enbridge
5.60% 4/1/17	100,000	112,143
5.80% 6/15/14	100,000	109,819
Enbridge Energy Partners
5.20% 3/15/20	100,000	111,280
7.50% 4/15/38	100,000	132,936
9.875% 3/1/19	50,000	66,402
EnCana
5.90% 12/1/17	50,000	56,744
6.50% 2/1/38	100,000	118,939
6.625% 8/15/37	250,000	302,971
7.20% 11/1/31	50,000	60,596
EnCana Holdings Finance 5.80% 5/1/14	265,000	287,965
Energen 4.625% 9/1/21	100,000	99,430
Energy Transfer Partners
5.95% 2/1/15	300,000	324,491
6.70% 7/1/18	200,000	222,180
7.50% 7/1/38	200,000	229,050
ENSCO
3.25% 3/15/16	100,000	102,114
4.70% 3/15/21	350,000	365,171
Enterprise Products Operating
3.20% 2/1/16	100,000	103,627
4.05% 2/15/22	100,000	102,097
5.20% 9/1/20	100,000	110,881
5.25% 1/31/20	100,000	110,596
5.70% 2/15/42	150,000	164,036
5.95% 2/1/41	100,000	112,495
6.125% 10/15/39	50,000	56,045
6.30% 9/15/17	100,000	117,256
6.375% 2/1/13	50,000	52,354
6.50% 1/31/19	100,000	116,617
7.55% 4/15/38	100,000	128,822
9.75% 1/31/14	100,000	115,570
EOG Resources
2.95% 6/1/15	200,000	209,171
4.40% 6/1/20	150,000	166,702
5.625% 6/1/19	100,000	118,354
6.875% 10/1/18	25,000	30,789
EQT
4.875% 11/15/21	100,000	101,141
8.125% 6/1/19	75,000	88,098
Hess
5.60% 2/15/41	200,000	224,299
7.00% 2/15/14	100,000	111,054
7.125% 3/15/33	100,000	130,244
7.30% 8/15/31	100,000	128,693

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Husky Energy
5.90% 6/15/14	$100,000	$108,749
7.25% 12/15/19	125,000	153,204
Kerr-McKee 6.95% 7/1/24	100,000	119,523
Kinder Morgan Energy Partners
5.00% 12/15/13	150,000	159,066
5.30% 9/15/20	250,000	272,739
5.625% 2/15/15	165,000	181,323
5.80% 3/15/35	150,000	155,064
5.95% 2/15/18	50,000	57,196
6.50% 9/1/39	100,000	111,526
6.55% 9/15/40	200,000	224,811
7.75% 3/15/32	200,000	248,537
Magellan Midstream Partners
4.25% 2/1/21	150,000	157,511
6.55% 7/15/19	50,000	59,227
Marathon Oil
5.90% 3/15/18	200,000	234,444
6.60% 10/1/37	100,000	121,702
Marathon Petroleum
3.50% 3/1/16	255,000	259,812
5.125% 3/1/21	135,000	141,288
6.50% 3/1/41	145,000	164,887
Nabors Industries 9.25% 1/15/19	150,000	188,939
Nexen
6.20% 7/30/19	130,000	151,307
6.40% 5/15/37	50,000	53,133
7.50% 7/30/39	200,000	240,530
Noble Energy
6.00% 3/1/41	135,000	156,767
8.25% 3/1/19	100,000	130,224
Noble Holding International
3.45% 8/1/15	200,000	208,246
6.20% 8/1/40	125,000	141,278
7.375% 3/15/14	50,000	55,785
Norsk Hydro 7.15% 1/15/29	25,000	34,510
NuStar Logistics 4.80% 9/1/20	100,000	104,327
Occidental Petroleum
2.50% 2/1/16	200,000	209,389
3.125% 2/15/22	150,000	154,203
4.10% 2/1/21	100,000	112,244
4.125% 6/1/16	150,000	167,666
ONEOK 6.00% 6/15/35	125,000	134,225
ONEOK Partners
6.125% 2/1/41	100,000	115,630
6.15% 10/1/16	50,000	57,475
6.65% 10/1/36	100,000	118,650
8.625% 3/1/19	100,000	128,549

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Panhandle Eastern Pipeline 6.20% 11/1/17	$50,000	$56,962
Pemex Project Funding Master Trust 6.625% 6/15/35	250,000	285,938
Petrobras International Finance
3.875% 1/27/16	500,000	517,605
5.375% 1/27/21	200,000	211,120
5.75% 1/20/20	200,000	215,024
5.875% 3/1/18	200,000	219,874
6.875% 1/20/40	200,000	233,637
7.875% 3/15/19	400,000	479,478
Petro-Canada
5.95% 5/15/35	200,000	230,879
6.80% 5/15/38	100,000	129,565
9.25% 10/15/21	50,000	69,596
Petrohawk Energy 6.25% 6/1/19	100,000	110,500
Petroleos Mexicanos
4.875% 3/15/15	300,000	320,625
6.00% 3/5/20	260,000	289,978
#144A 6.50% 6/2/41	500,000	564,999
8.00% 5/3/19	300,000	375,749
Plains All American Pipeline
3.95% 9/15/15	200,000	211,970
6.65% 1/15/37	125,000	149,437
8.75% 5/1/19	150,000	191,896
Shell International Finance
1.875% 3/25/13	145,000	147,743
3.10% 6/28/15	100,000	107,303
3.25% 9/22/15	200,000	215,365
4.00% 3/21/14	600,000	645,248
4.30% 9/22/19	200,000	232,457
4.375% 3/25/20	75,000	87,714
5.50% 3/25/40	100,000	125,449
6.375% 12/15/38	200,000	276,288
Southern Natural Gas
#144A 5.90% 4/1/17	25,000	28,697
8.00% 3/1/32	100,000	124,184
Spectra Energy Capital
2.95% 6/15/16	100,000	100,777
5.65% 3/1/20	100,000	111,177
7.50% 9/15/38	50,000	65,275
Statoil
2.90% 10/15/14	200,000	210,016
3.15% 1/23/22	200,000	206,133
5.10% 8/17/40	200,000	237,707
5.25% 4/15/19	250,000	289,757
Suncor Energy
6.10% 6/1/18	300,000	355,610
6.85% 6/1/39	100,000	128,527
7.15% 2/1/32	25,000	32,176

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations 6.85% 2/15/40	$100,000	$115,405
Talisman Energy
3.75% 2/1/21	500,000	492,498
7.75% 6/1/19	125,000	154,358
Tosco 8.125% 2/15/30	100,000	146,828
Total Capital
2.30% 3/15/16	100,000	102,735
3.00% 6/24/15	100,000	105,778
3.125% 10/2/15	100,000	105,995
4.125% 1/28/21	100,000	110,560
4.45% 6/24/20	100,000	111,584
Total Capital Canada 1.625% 1/28/14	220,000	223,817
TransCanada PipeLines
3.40% 6/1/15	200,000	212,009
3.80% 10/1/20	100,000	108,123
4.875% 1/15/15	50,000	55,086
6.10% 6/1/40	100,000	128,592
6.50% 8/15/18	200,000	245,092
7.25% 8/15/38	100,000	138,702
7.625% 1/15/39	250,000	361,808
Valero Energy
4.50% 2/1/15	45,000	48,181
4.75% 6/15/13	25,000	26,179
6.125% 2/1/20	65,000	72,418
6.625% 6/15/37	150,000	161,346
7.50% 4/15/32	100,000	117,331
9.375% 3/15/19	200,000	256,823
Williams 8.75% 3/15/32	109,000	143,201
Williams Partners
3.80% 2/15/15	200,000	210,113
5.25% 3/15/20	200,000	221,766
6.30% 4/15/40	170,000	208,034
XTO Energy 5.75% 12/15/13	100,000	109,594

		31,062,458

Paper & Forest Products–0.09%
Celulosa Arauco Y Constitucion
5.00% 1/21/21	100,000	104,384
5.625% 4/20/15	100,000	108,874
Georgia-Pacific 8.00% 1/15/24	250,000	321,189
International Paper
4.75% 2/15/22	100,000	106,505
6.00% 11/15/41	35,000	38,133

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
International Paper (continued)
7.30% 11/15/39	$100,000	$122,051
7.50% 8/15/21	80,000	98,925
7.95% 6/15/18	300,000	365,644
9.375% 5/15/19	100,000	130,129
Plum Creek Timberlands 4.70% 3/15/21	100,000	100,752

		1,496,586

Personal Products–0.02%
Avon Products
5.625% 3/1/14	100,000	106,442
6.50% 3/1/19	100,000	113,439
Colgate-Palmolive 4.20% 5/15/13	100,000	105,056

		324,937

Pharmaceuticals–0.78%
Abbott Laboratories
5.125% 4/1/19	200,000	232,585
5.30% 5/27/40	100,000	120,229
5.60% 11/30/17	100,000	119,569
5.875% 5/15/16	300,000	352,278
6.00% 4/1/39	100,000	127,520
6.15% 11/30/37	100,000	131,387
Allergan 5.75% 4/1/16	100,000	115,868
AstraZeneca
5.90% 9/15/17	350,000	423,289
6.45% 9/15/37	250,000	338,416
Bristol-Myers Squibb
5.45% 5/1/18	150,000	180,125
5.875% 11/15/36	45,000	57,468
6.125% 5/1/38	103,000	135,606
GlaxoSmithKline Capital
4.85% 5/15/13	300,000	317,604
5.375% 4/15/34	100,000	119,665
5.65% 5/15/18	350,000	421,839
6.375% 5/15/38	300,000	402,878
Johnson & Johnson
2.15% 5/15/16	400,000	417,619
2.95% 9/1/20	100,000	106,712
4.50% 9/1/40	200,000	228,150
5.15% 7/15/18	250,000	302,273
5.85% 7/15/38	100,000	135,534
Lilly (Eli)
4.20% 3/6/14	100,000	107,203
5.20% 3/15/17	140,000	161,908
5.50% 3/15/27	100,000	118,984
5.95% 11/15/37	100,000	128,961
McKesson
4.75% 3/1/21	300,000	340,524
6.50% 2/15/14	100,000	110,724

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Mead Johnson Nutrition
3.50% 11/1/14	$100,000	$104,500
4.90% 11/1/19	100,000	110,240
5.90% 11/1/39	50,000	58,659
Merck
2.25% 1/15/16	100,000	103,867
3.875% 1/15/21	100,000	112,794
4.00% 6/30/15	200,000	220,428
4.75% 3/1/15	150,000	167,613
5.00% 6/30/19	100,000	118,115
5.85% 6/30/39	100,000	130,900
6.40% 3/1/28	50,000	65,380
Novartis Capital
1.90% 4/24/13	300,000	305,988
2.90% 4/24/15	200,000	211,834
4.125% 2/10/14	100,000	107,047
4.40% 4/24/20	100,000	114,183
Novartis Securities Investment 5.125% 2/10/19	400,000	470,813
Pfizer
4.50% 2/15/14	50,000	53,934
5.35% 3/15/15	200,000	226,406
6.20% 3/15/19	400,000	494,301
7.20% 3/15/39	300,000	444,488
Sanofi-Aventis
1.625% 3/28/14	100,000	101,807
2.625% 3/29/16	150,000	156,566
4.00% 3/29/21	200,000	222,020
Schering-Plough
6.00% 9/15/17	50,000	61,373
6.50% 12/1/33	200,000	276,520
6.55% 9/15/37	200,000	279,825
Teva Pharmaceutical Finance
1.70% 11/10/14	250,000	252,108
3.65% 11/10/21	250,000	254,808
5.55% 2/1/16	100,000	113,142
6.15% 2/1/36	100,000	121,956
Watson Pharmaceuticals
5.00% 8/15/14	40,000	42,948
6.125% 8/15/19	45,000	53,005
Wyeth
5.50% 3/15/13	150,000	158,612
5.50% 2/1/14	100,000	109,681
5.50% 2/15/16	650,000	756,646
5.95% 4/1/37	200,000	257,123
6.00% 2/15/36	100,000	128,215
6.50% 2/1/34	100,000	135,723

		12,858,486

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Professional Services–0.00%
Dun & Bradstreet 2.875% 11/15/15	$55,000	$56,546

		56,546

Real Estate Investment Trusts–0.32%
AMB Property 4.50% 8/15/17	100,000	99,932
AvalonBay Communities 6.10% 3/15/20	100,000	114,637
BioMed Realty 3.85% 4/15/16	100,000	98,741
Boston Properties
3.70% 11/15/18	100,000	102,262
5.00% 6/1/15	100,000	108,382
5.875% 10/15/19	100,000	112,794
Camden Property Trust 4.625% 6/15/21	100,000	100,203
CommonHealth REIT 5.75% 11/1/15	100,000	104,473
Digital Realty Trust
4.50% 7/15/15	100,000	102,082
5.25% 3/15/21	100,000	100,368
Duke Realty
6.75% 3/15/20	50,000	54,946
7.375% 2/15/15	100,000	109,897
Equity One 6.25% 12/15/14	50,000	52,618
ERP Operating
4.75% 7/15/20	100,000	103,924
5.125% 3/15/16	100,000	107,244
5.20% 4/1/13	100,000	103,744
HCP
2.70% 2/1/14	60,000	59,943
3.75% 2/1/16	55,000	56,013
5.375% 2/1/21	200,000	210,054
5.65% 12/15/13	250,000	263,037
Health Care REIT
3.625% 3/15/16	100,000	98,511
5.25% 1/15/22	100,000	98,159
6.125% 4/15/20	135,000	140,102
6.20% 6/1/16	50,000	53,315
Healthcare Realty Trust 6.50% 1/17/17	100,000	107,509
Hospitality Properties Trust
5.625% 3/15/17	100,000	101,392
7.875% 8/15/14	100,000	108,725
Kilroy Realty 4.80% 7/15/18	100,000	98,906
Kimco Realty 6.875% 10/1/19	150,000	172,867
Liberty Property
5.50% 12/15/16	100,000	108,241
6.625% 10/1/17	50,000	56,607

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Mack-Cali Realty 7.75% 8/15/19	$100,000	$119,340
National Retail Properties 5.50% 7/15/21	100,000	100,378
ProLogis
6.25% 3/15/17	50,000	54,076
6.625% 5/15/18	100,000	108,745
6.875% 3/15/20	11,000	12,233
7.625% 8/15/14	50,000	54,795
Realty Income
5.75% 1/15/21	100,000	109,003
5.875% 3/15/35	50,000	51,185
Regency Centers 4.80% 4/15/21	100,000	101,884
Senior Housing Properties Trust 4.30% 1/15/16	100,000	98,645
Simon Property Group
4.20% 2/1/15	180,000	191,014
5.25% 12/1/16	200,000	221,904
5.65% 2/1/20	100,000	114,795
6.75% 2/1/40	100,000	131,037
10.35% 4/1/19	200,000	274,916
UDR
4.25% 6/1/18	100,000	103,583
Ventas Realty
4.75% 6/1/21	100,000	96,695
Vornado Realty
4.25% 4/1/15	100,000	103,570

		5,357,426

Road & Rail–0.28%
Burlington Northern Santa Fe
3.45% 9/15/21	200,000	206,553
5.05% 3/1/41	100,000	111,338
5.65% 5/1/17	150,000	173,310
5.75% 3/15/18	200,000	233,989
6.15% 5/1/37	100,000	126,753
7.95% 8/15/30	100,000	143,029
Canadian National Railway
5.55% 3/1/19	200,000	241,086
5.85% 11/15/17	150,000	180,483
6.20% 6/1/36	100,000	132,774
6.25% 8/1/34	100,000	130,771
Canadian Pacific Railway
7.125% 10/15/31	150,000	178,357
7.25% 5/15/19	65,000	76,326
Con-way 7.25% 1/15/18	100,000	112,818
CSX
3.70% 10/30/20	100,000	102,129
6.15% 5/1/37	120,000	144,808
6.22% 4/30/40	100,000	122,949

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
CSX (continued)
6.25% 4/1/15	$275,000	$314,452
7.375% 2/1/19	100,000	124,821
Norfolk Southern
3.25% 12/1/21	100,000	101,678
5.90% 6/15/19	100,000	121,697
6.00% 5/23/11	100,000	116,639
7.70% 5/15/17	240,000	308,354
7.80% 5/15/27	100,000	141,876
#144A 4.837% 10/1/41	111,000	118,246
Ryder System
3.15% 3/2/15	115,000	118,270
5.85% 11/1/16	100,000	115,070
Union Pacific
4.00% 2/1/21	65,000	69,872
4.163% 7/15/22	190,000	206,655
6.125% 2/15/20	200,000	245,225
6.15% 5/1/37	25,000	31,243

		4,551,571

Semiconductors & Semiconductor Equipment–0.09%
Analog Devices
3.00% 4/15/16	100,000	105,501
5.00% 7/1/14	50,000	54,603
Applied Materials
5.85% 6/15/41	100,000	114,398
Intel
1.95% 10/1/16	200,000	205,836
3.30% 10/1/21	254,000	268,129
4.80% 10/1/41	172,000	193,562
KLA-Tencor
6.90% 5/1/18	100,000	115,466
Maxim Integrated Products
3.45% 6/14/13	100,000	102,752
National Semiconductor
3.95% 4/15/15	100,000	108,103
Texas Instruments
0.875% 5/15/13	150,000	150,445
2.375% 5/16/16	100,000	104,275

		1,523,070

Software–0.22%
Adobe Systems
3.25% 2/1/15	100,000	105,045
4.75% 2/1/20	85,000	92,428
CA
5.375% 12/1/19	100,000	109,254
Intuit
5.75% 3/15/17	100,000	112,304
Microsoft
1.625% 9/25/15	300,000	308,919
2.95% 6/1/14	315,000	334,812

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Microsoft (continued)
4.20% 6/1/19	$200,000	$230,928
4.50% 10/1/40	100,000	113,330
5.20% 6/1/39	200,000	248,639
5.30% 2/8/41	100,000	127,118
Oracle
3.75% 7/8/14	200,000	215,225
3.875% 7/15/20	100,000	110,358
4.95% 4/15/13	200,000	211,276
5.00% 7/8/19	100,000	118,089
5.25% 1/15/16	200,000	231,153
5.375% 7/15/40	300,000	366,935
5.75% 4/15/18	225,000	273,403
6.50% 4/15/38	200,000	271,235
Symantec
4.20% 9/15/20	100,000	100,735

		3,681,186

Specialty Retail–0.18%
AutoZone
4.00% 11/15/20	75,000	76,981
5.75% 1/15/15	200,000	221,554
Best Buy
5.50% 3/15/21	100,000	95,828
Gap
5.95% 4/12/21	150,000	143,320
Home Depot
4.40% 4/1/21	100,000	112,963
5.25% 12/16/13	200,000	217,283
5.40% 3/1/16	250,000	289,015
5.875% 12/16/36	350,000	440,788
5.95% 4/1/41	100,000	129,524
Lowe’s
4.625% 4/15/20	150,000	167,772
5.40% 10/15/16	200,000	231,412
5.80% 10/15/36	200,000	232,345
5.80% 4/15/40	20,000	23,635
6.65% 9/15/37	100,000	129,102
O’Reilly Automotive
4.875% 1/14/21	45,000	47,967
Sherwin-Williams
3.125% 12/15/14	100,000	105,447
Staples
9.75% 1/15/14	200,000	228,802
TJX
4.20% 8/15/15	50,000	54,985
6.95% 4/15/19	55,000	68,629

		3,017,352

Thrift & Mortgage Finance–0.01%
Santander Holdings USA
4.625% 4/19/16	100,000	96,123

		96,123

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Tobacco–0.23%
Altria Group
4.125% 9/11/15	$100,000	$108,653
4.75% 5/5/21	100,000	110,314
8.50% 11/10/13	100,000	112,944
9.25% 8/6/19	300,000	403,412
9.70% 11/10/18	350,000	471,520
9.95% 11/10/38	100,000	152,560
10.20% 2/6/39	300,000	468,253
Lorillard Tobacco
3.50% 8/4/16	45,000	45,565
8.125% 6/23/19	100,000	119,292
8.125% 5/1/40	100,000	115,431
Philip Morris International
2.90% 11/15/21	250,000	255,433
4.50% 3/26/20	100,000	113,846
4.875% 5/16/13	300,000	316,682
5.65% 5/16/18	300,000	355,331
6.375% 5/16/38	150,000	196,259
Reynolds American
7.25% 6/1/13	50,000	53,644
7.625% 6/1/16	295,000	352,105

		3,751,244

Trading Companies & Distributors–0.01%
GATX
8.75% 5/15/14	100,000	113,545

		113,545

Wireless Telecommunciation Services–0.31%
Alltel
7.875% 7/1/32	100,000	143,345
America Movil
2.375% 9/8/16	200,000	200,443
3.625% 3/30/15	200,000	210,574
5.00% 3/30/20	200,000	221,954
5.50% 3/1/14	400,000	431,635
6.125% 11/15/37	150,000	179,405
6.375% 3/1/35	25,000	30,660
American Tower
4.625% 4/1/15	250,000	260,774
5.05% 9/1/20	100,000	100,355
5.90% 11/1/21	65,000	68,466
AT&T Wireless
8.75% 3/1/31	300,000	442,002
Bellsouth Capital Funding
7.875% 2/15/30	100,000	134,873
Cellco Partnership
5.55% 2/1/14	500,000	543,500
8.50% 11/15/18	300,000	405,468
Rogers Wireless
6.375% 3/1/14	300,000	330,959

	Principal Amount (U.S. $)	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunciation Services (continued)
Vodafone Group
4.15% 6/10/14	$100,000	$106,093
5.00% 12/16/13	150,000	161,025
5.00% 9/15/15	300,000	335,174
5.45% 6/10/19	200,000	233,180
5.625% 2/27/17	300,000	348,736
6.15% 2/27/37	200,000	249,756

		5,138,377

Total Corporate Bonds (Cost $318,960,378)		340,119,063

MUNICIPAL BONDS–0.85%
American Municipal Power, Ohio Taxable Build America Bonds Series B
6.449% 2/15/44	50,000	58,130
7.834% 2/15/41	55,000	76,006
8.084% 2/15/50	100,000	139,672
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	261,144
Series S1 6.793% 4/1/30	100,000	118,801
Series S1 6.918% 4/1/40	100,000	127,849
Series S1 7.043% 4/1/50	100,000	131,674
California State
3.95% 11/1/15	100,000	105,214
4.85% 10/1/14	100,000	106,755
6.20% 10/1/19	100,000	114,083
7.30% 10/1/39	100,000	118,343
California State Taxable Build America Bonds
5.75% 3/1/17	100,000	112,228
6.65% 3/1/22	100,000	115,915
7.60% 11/1/40	80,000	98,857
7.625% 3/1/40	85,000	104,665
7.95% 3/1/36	100,000	113,178
California State Various Purposes
5.95% 4/1/16	35,000	39,436
7.50% 4/1/34	325,000	390,276
7.55% 4/1/39	500,000	611,859
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds
5.491% 11/1/39	50,000	59,987
Chicago, Illinois Board of Education 6.319% 11/1/29	100,000	113,392

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

MUNICIPAL BONDS (continued)
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	$100,000	$116,809
Series B 6.899% 12/1/40	40,000	46,724
City & County of Denver, Colorado Build America Bonds 5.65% 8/1/30	100,000	108,471
Clark County, Nevada Airport Revenue Taxable Build America Bonds
6.881% 7/1/42	50,000	55,387
Series C 6.82% 7/1/45	75,000	94,392
Commonwealth of Massachusetts Taxable Build America Bonds Series E
4.20% 12/1/21	100,000	110,396
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds 5.456% 12/1/39	100,000	118,374
Connecticut State Taxable
Build America Bonds Series D 5.09% 10/1/30	200,000	220,210
Series A 5.85% 3/15/32	100,000	122,513
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	254,554
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35	100,000	118,045
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45	100,000	104,376
East Bay Municipal Utility District Build America Bonds
5.874% 6/1/40	100,000	123,307
Georgia State Taxable Build America Bonds Series H 4.503% 11/1/25	100,000	112,448
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38	150,000	183,834
Illinois State
4.961% 3/1/16	100,000	105,719
5.665% 3/1/18	250,000	266,320
Illinois State Taxable
3.321% 1/1/13	100,000	101,781
4.071% 1/1/14	100,000	102,872
4.421% 1/1/15	100,000	103,801
Illinois State Taxable Pension
4.95% 6/1/23	100,000	97,573
5.10% 6/1/33	1,000,000	908,639
Illinois State Toll Highway Authority Taxable Build America Bonds Series B 5.851% 12/1/34	100,000	113,748

	Principal Amount (U.S. $)	Value (U.S. $)

MUNICIPAL BONDS (continued)
Los Angeles, California Community College District
6.60% 8/1/42	$100,000	$126,987
6.75% 8/1/49	100,000	127,484
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	124,004
7.618% 8/1/40	100,000	123,828
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39	25,000	30,175
Los Angeles, California Department of Water & Power Taxable Build America Bonds Series C 6.008% 7/1/39	25,000	29,363
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	391,242
Massachusetts State 4.91% 5/1/29	100,000	112,090
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	80,429
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable
Build America Bonds Series B 6.731% 7/1/43	50,000	58,837
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	110,561
6.668% 11/15/39	130,000	159,480
Series E 6.814% 11/15/40	100,000	125,564
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	113,017
Municipal Electric Authority, Georgia Taxable Build America Bonds (PLT Vogtle Units 3 & 4 Project)
6.637% 4/1/57	150,000	156,066
7.055% 4/1/57	100,000	101,724
^New Jersey Economic Development Authority Series B 5.829% 2/15/22 (AGM)	200,000	116,924
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
6.561% 12/15/40	100,000	126,831
Series C 5.754% 12/15/28	100,000	108,951
Series C 6.104% 12/15/28	200,000	214,272
New Jersey State Turnpike Revenue Authority Taxable Build America Bonds
Series A 7.102% 1/1/41	100,000	137,006
Series F 7.414% 1/1/40	90,000	129,148

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York City, New York
5.517% 10/1/37	$85,000	$96,423
Taxable Build America Bonds Series F1
6.271% 12/1/37	100,000	123,394
Taxable Series A2 5.206% 10/1/31	100,000	110,057
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds
5.724% 6/15/42	65,000	78,116
5.75% 6/15/41	100,000	121,971
5.952% 6/15/42	100,000	122,666
6.011% 6/15/42	35,000	44,126
New York City, New York Transitional Finance Authority
5.508% 8/1/37	200,000	232,592
Taxable Build America Bonds 5.572% 11/1/38	65,000	75,494
New York State Dormitory Authority Taxable Build America Bonds
5.50% 3/15/30	100,000	115,163
5.60% 3/15/40	100,000	118,301
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	59,174
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40	100,000	113,332
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34	75,000	92,302
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	104,759
Pennsylvania State Taxable Series B 2nd 5.35% 5/1/30	100,000	106,196
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds
5.511% 12/1/45	150,000	168,290
5.561% 12/1/49	200,000	227,590
6.105% 12/1/39	100,000	121,663
Port Authority of New York & New Jersey Taxable 5.647% 11/1/40	100,000	113,599
Port of Seattle, Washington Taxable Series B1 7.00% 5/1/36	100,000	115,778
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40	155,000	186,781
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	67,535

	Principal Amount (U.S. $)	Value (U.S. $)

MUNICIPAL BONDS (continued)
San Antonio, Texas Electric & Gas Taxable Build America Bonds 5.985% 2/1/39	$50,000	$62,649
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	125,826
San Diego County, California Water Authority Financing Agency Revenue Build America Bonds Series B 6.138% 5/1/49	100,000	125,848
San Francisco City & County Public Utilities Commission Taxable Build America Bonds
6.00% 11/1/40	100,000	115,693
Series B 6.00% 11/1/40	100,000	116,721
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	232,538
University of Massachusetts Building Authority Taxable Build America Bonds 5.45% 11/1/40	100,000	116,842
University of Missouri Taxable Build America Bonds (Curators University) 5.792% 11/1/41	100,000	128,852
University of Texas System Revenue Taxable Build America Bonds Series C 4.794% 8/15/46	90,000	102,902
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39	50,000	69,034
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	104,334
Series D 4.554% 7/1/24	60,000	68,997
Virginia Commonwealth Transportation Board Taxable Build America Bonds 5.35% 5/15/35	100,000	115,219
Washington State Taxable Build America Bonds
Series D 5.481% 8/1/39	50,000	58,894
Series F 5.09% 8/1/33	100,000	111,527
Washington State Convention Center Public Facilities District 6.79% 7/1/40	50,000	61,146

Total Municipal Bonds (Cost $12,114,021)		14,044,064

NON-AGENCY ASSET-BACKED SECURITIES–0.18%
Ally Auto Receivables Trust
Series 2010-3 A3 1.35% 12/15/15	35,000	35,197
Series 2010-4 A4 1.11% 10/15/14	300,000	300,878

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust Series 2010-3 2.04% 9/8/15	$200,000	$199,752
Capital One Multi-Asset Execution Trust
Series 2006-A3 A3 5.05% 12/17/18	100,000	114,138
Series 2007-A7 A7 5.75% 7/15/20	300,000	354,777
CenterPoint Energy Transition Bond Series 2009-1 A2 3.46% 8/15/19	100,000	109,024
Citibank Credit Card Issuance Trust
Series 2004-A8 A8 4.90% 12/12/16	25,000	27,813
Series 2005-A2 A2 4.85% 3/10/17	50,000	55,904
Series 2005-A9 A9 5.10% 11/20/17	200,000	228,871
Series 2006-A3 A3 5.30% 3/15/18	250,000	289,525
Series 2008-A1 A1 5.35% 2/7/20	150,000	178,755
Series 2008-A5 A5 4.85% 4/22/15	250,000	263,221
Series 2009-A4 A4 4.90% 6/23/16	200,000	219,524
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	250,000	299,137
Ford Credit Auto Owner Trust Series 2011-A A4 1.65% 5/15/16	275,000	278,428
Honda Auto Receivables Owner Trust Series 2010-3 A3 0.70% 5/21/13	65,000	64,990

Total Non-Agency Asset-Backed Securities (Cost $2,853,350)		3,019,934

ΔREGIONAL BONDS–0.42%
Canada–0.41%
British Columbia Province
2.10% 5/18/16	200,000	208,313
2.85% 6/15/15	100,000	106,033
6.50% 1/15/26	100,000	139,868
7.25% 9/1/36	100,000	165,121
Manitoba Province
1.375% 4/28/14	100,000	101,694
2.125% 4/22/13	100,000	102,029
4.90% 12/6/16	150,000	173,855
New Brunswick Province 2.75% 6/15/18	200,000	209,376
Nova Scotia Province
2.375% 7/21/15	200,000	208,666
5.125% 1/26/17	50,000	58,289
Ontario Province
1.375% 1/27/14	300,000	303,295
1.875% 9/15/15	200,000	203,940
2.30% 5/10/16	300,000	309,260
2.70% 6/16/15	300,000	314,466
2.95% 2/5/15	200,000	210,777
3.00% 7/16/18	200,000	210,659
4.00% 10/7/19	200,000	221,180
4.10% 6/16/14	1,000,000	1,075,167
4.40% 4/14/20	200,000	228,281
4.95% 11/28/16	300,000	345,244

	Principal Amount (U.S. $)	Value (U.S. $)

REGIONAL BONDS (continued)
Canada (continued)
Quebec Province
2.75% 8/25/21	$500,000	$500,497
3.50% 7/29/20	300,000	321,858
4.625% 5/14/18	200,000	230,279
4.875% 5/5/14	100,000	109,124
5.00% 3/1/16	300,000	341,670
7.50% 9/15/29	175,000	262,581
Saskatchewan Province 8.50% 7/15/22	100,000	150,876

		6,812,398

Italy– 0.01%
Region of Lombardy 5.804% 10/25/32	100,000	82,817

		82,817

Total Regional Bonds (Cost $6,526,288)		6,895,215

ΔSOVEREIGN BONDS–1.30%
Brazil–0.28%
Republic of Brazil 4.875% 1/22/21	100,000	112,250
5.625% 1/7/41	125,000	145,625
5.875% 1/15/19	500,000	593,750
6.00% 1/17/17	500,000	585,000
7.125% 1/20/37	600,000	830,999
8.00% 1/15/18	144,445	169,361
8.25% 1/20/34	150,000	226,875
8.75% 2/4/25	400,000	602,000
8.875% 10/14/19	200,000	279,000
8.875% 4/15/24	100,000	149,500
10.125% 5/15/27	125,000	207,500
10.25% 6/17/13	150,000	169,875
10.50% 7/14/14	100,000	123,250
11.00% 8/17/40	300,000	397,500

		4,592,485

Canada–0.04%
Canada Government 2.375% 9/10/14	300,000	315,245
Export Development Canada 2.25% 5/28/15	300,000	314,902
3.50% 5/16/13	100,000	104,079

		734,226

Chile–0.01%
Chile Government International Bonds 3.875% 8/5/20	100,000	108,750
5.50% 1/15/13	100,000	104,901

		213,651

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

SOVEREIGN BONDS (continued)
Colombia–0.10%
Republic of Colombia 6.125% 1/18/41	$200,000	$248,000
7.375% 3/18/19	600,000	759,000
7.375% 9/18/37	200,000	282,500
8.125% 5/21/24	250,000	348,750

		1,638,250

Hungary–0.05%
Republic of Hungary 4.75% 2/3/15	200,000	183,000
6.25% 1/29/20	100,000	90,500
6.375% 3/29/21	535,000	481,500
7.625% 3/29/41	65,000	57,850

		812,850

Israel–0.04%
Israel Government 5.125% 3/1/14	100,000	107,400
5.125% 3/26/19	175,000	195,646
5.50% 11/9/16	100,000	115,076
Israel Government AID Bond
5.50% 4/26/24	200,000	257,151

		675,273

Italy–0.13%
Republic of Italy 2.125% 9/16/13	250,000	236,104
3.125% 1/26/15	300,000	274,337
4.375% 6/15/13	200,000	196,780
4.50% 1/21/15	400,000	381,191
4.75% 1/25/16	200,000	186,423
5.25% 9/20/16	200,000	186,419
5.375% 6/12/17	200,000	185,388
5.375% 6/15/33	200,000	169,281
6.875% 9/27/23	350,000	340,690

		2,156,613

Japan–0.10%
Development Bank of Japan 5.125% 2/1/17	200,000	233,868
Japan Bank for International Cooperation 4.25% 6/18/13	200,000	209,648
Japan Finance
2.25% 7/13/16	200,000	205,709
2.50% 1/21/16	200,000	209,678
2.50% 5/18/16	200,000	209,355
2.875% 2/2/15	300,000	316,438

	Principal Amount (U.S. $)	Value (U.S. $)

SOVEREIGN BONDS (continued)
Japan (continued)
Japan Finance Organization for Municipalities
4.00% 1/13/21	$100,000	$112,222
5.00% 5/16/17	200,000	232,701

		1,729,619

Mexico–0.24%
Mexican Government International Bonds
5.125% 1/15/20	550,000	631,125
5.625% 1/15/17	250,000	288,750
5.875% 2/17/14	100,000	108,250
5.95% 3/19/19	450,000	537,075
6.05% 1/11/40	375,000	460,313
6.375% 1/16/13	300,000	314,250
6.75% 9/27/34	400,000	523,000
8.30% 8/15/31	500,000	750,000
11.375% 9/15/16	200,000	284,000

		3,896,763

Panama–0.06%
Panama Government International Bonds 5.20% 1/30/20	300,000	341,250
6.70% 1/26/36	100,000	131,000
7.125% 1/29/26	100,000	130,750
8.875% 9/30/27	100,000	150,500
9.375% 4/1/29	100,000	159,500

		913,000

Peru–0.07%
Republic of Peru
5.625% 11/18/50	100,000	110,500
6.55% 3/14/37	150,000	191,250
7.125% 3/30/19	225,000	284,063
7.35% 7/21/25	100,000	133,000
8.375% 5/3/16	100,000	124,500
8.75% 11/21/33	200,000	306,000

		1,149,313

Poland–0.06%
Republic of Poland
5.00% 3/23/22	100,000	100,875
5.125% 4/21/21	200,000	204,000
5.25% 1/15/14	400,000	414,860
6.375% 7/15/19	280,000	310,800

		1,030,535

Republic of Korea–0.04%
Korea Finance 3.25% 9/20/16	100,000	98,830

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

SOVEREIGN BONDS (continued)
Republic of Korea (continued)
Republic of Korea
4.875% 9/22/14	$50,000	$54,030
5.125% 12/7/16	100,000	111,914
5.75% 4/16/14	200,000	217,881
7.125% 4/16/19	200,000	250,551

		733,206

South Africa–0.05%
South Africa Government International Bond
5.875% 5/30/22	100,000	115,500
6.25% 3/8/41	100,000	116,750
6.875% 5/27/19	500,000	605,000

		837,250

Sweden–0.03%
Swedish Export Credit
1.75% 10/20/15	55,000	54,058
3.25% 9/16/14	200,000	206,765
5.125% 3/1/17	150,000	167,301

		428,124

Total Sovereign Bonds (Cost $20,207,287)		21,541,158

SUPRANATIONAL BANKS–1.39%
African Development Bank
1.625% 2/11/13	200,000	202,456
2.50% 3/15/16	100,000	106,165
3.00% 5/27/14	100,000	105,514
Andina De Fomento
3.75% 1/15/16	200,000	204,082
8.125% 6/4/19	140,000	172,662
Asian Development Bank
0.875% 6/10/14	105,000	105,628
1.625% 7/15/13	500,000	508,366
2.50% 3/15/16	250,000	265,537
2.625% 2/9/15	400,000	422,072
2.75% 5/21/14	250,000	262,764
4.25% 10/20/14	100,000	109,755
5.50% 6/27/16	200,000	238,477
5.593% 7/16/18	200,000	244,462
Council of Europe Development Bank
1.25% 9/22/16	200,000	197,178
1.50% 1/15/15	200,000	200,965
2.75% 2/10/15	100,000	103,969
European Bank for Reconstruction & Development
2.50% 3/15/16	500,000	527,332
2.75% 4/20/15	200,000	210,204
3.625% 6/17/13	100,000	104,015

	Principal Amount (U.S. $)	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
European Investment Bank
0.875% 12/15/14	$500,000	$491,915
1.125% 8/15/14	500,000	497,978
1.25% 9/17/13	250,000	250,520
1.25% 2/14/14	700,000	700,098
1.375% 10/20/15	500,000	497,829
1.50% 5/15/14	600,000	602,776
1.625% 3/15/13	500,000	502,956
1.625% 9/1/15	100,000	100,202
1.875% 6/17/13	300,000	303,082
2.125% 7/15/16	200,000	203,139
2.25% 3/15/16	800,000	818,297
2.375% 3/14/14	200,000	204,753
2.75% 3/23/15	1,000,000	1,039,547
2.875% 3/15/13	200,000	204,146
2.875% 9/15/20	200,000	200,409
3.00% 4/8/14	200,000	207,381
3.125% 6/4/14	500,000	521,722
3.25% 5/15/13	500,000	514,123
4.00% 2/16/21	400,000	437,096
4.25% 7/15/13	250,000	261,779
4.875% 2/16/16	300,000	338,182
4.875% 1/17/17	400,000	457,843
4.875% 2/15/36	100,000	109,543
5.125% 5/30/17	500,000	582,094
Inter-American Development Bank
0.375% 11/8/13	200,000	199,304
1.75% 8/24/18	500,000	505,113
3.00% 4/22/14	400,000	422,049
3.875% 2/14/20	200,000	232,437
3.875% 10/28/41	100,000	106,840
4.25% 9/14/15	375,000	420,474
5.125% 9/13/16	500,000	590,246
International Bank for Reconstruction & Development
0.50% 11/26/13	600,000	599,557
1.00% 9/15/16	750,000	753,637
1.375% 2/10/14	500,000	500,437
2.125% 3/15/16	500,000	525,541
2.375% 5/26/15	300,000	316,758
3.50% 10/8/13	700,000	738,201
4.75% 2/15/35	50,000	63,590
5.00% 4/1/16	300,000	348,976
7.625% 1/19/23	100,000	144,871
International Finance
1.125% 11/23/16	300,000	301,394
2.125% 11/17/17	200,000	208,635
2.25% 4/11/16	300,000	316,714
3.00% 4/22/14	405,000	428,354
3.50% 5/15/13	200,000	207,999
Nordic Investment Bank
1.625% 1/28/13	200,000	202,377
2.50% 7/15/15	200,000	210,831

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
Nordic Investment Bank (continued)
2.625% 10/6/14	$100,000	$105,000
3.625% 6/17/13	100,000	104,353
North American Development Bank 4.375% 2/11/20	100,000	112,521

Total Supranational Banks (Cost $22,358,470)		23,005,222

U.S. TREASURY OBLIGATIONS–35.04%
U.S. Treasury Bonds
3.125% 11/15/41	2,000,000	2,095,626
3.50% 2/15/39	2,650,000	2,981,250
3.75% 8/15/41	3,850,000	4,528,563
3.875% 8/15/40	5,750,000	6,893,709
4.25% 5/15/39	2,350,000	2,990,008
4.25% 11/15/40	4,000,000	5,101,876
4.375% 2/15/38	2,500,000	3,232,423
4.375% 11/15/39	4,000,000	5,193,752
4.375% 5/15/40	5,000,000	6,496,094
4.375% 5/15/41	4,250,000	5,538,281
4.50% 2/15/36	1,500,000	1,963,125
4.50% 5/15/38	950,000	1,252,071
4.50% 8/15/39	3,350,000	4,431,424
4.625% 2/15/40	4,100,000	5,530,515
4.75% 2/15/37	700,000	950,907
4.75% 2/15/41	3,750,000	5,168,554
5.00% 5/15/37	250,000	351,797
5.25% 11/15/28	500,000	689,453
5.25% 2/15/29	1,700,000	2,348,922
5.375% 2/15/31	2,500,000	3,563,673
6.125% 11/15/27	800,000	1,189,125
6.125% 8/15/29	1,800,000	2,727,563
6.25% 8/15/23	600,000	858,844
6.25% 5/15/30	2,200,000	3,402,782
6.375% 8/15/27	1,250,000	1,894,923
6.625% 2/15/27	750,000	1,154,180
6.75% 8/15/26	500,000	772,188
6.875% 8/15/25	1,000,000	1,540,156
7.125% 2/15/23	500,000	756,250
7.25% 8/15/22	500,000	756,875
7.50% 11/15/24	500,000	798,047
7.625% 11/15/22	500,000	778,516
7.625% 2/15/25	500,000	808,516
U.S. Treasury Notes
0.125% 9/30/13	3,000,000	2,994,492
0.125% 12/31/13	3,000,000	2,992,968
0.25% 10/31/13	10,000,000	10,003,129
0.25% 12/15/14	3,000,000	2,990,625
0.375% 6/30/13	5,000,000	5,012,695
0.375% 7/31/13	3,000,000	3,007,617
0.50% 1/31/13	3,000,000	3,015,117
0.50% 5/31/13	5,000,000	5,021,875
0.50% 10/15/13	2,500,000	2,511,230
0.50% 11/15/13	2,000,000	2,009,532
0.50% 8/15/14	8,000,000	8,037,503

	Principal Amount (U.S. $)	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.625% 2/28/13	$1,000,000	$1,005,352
0.625% 4/30/13	1,000,000	1,005,977
0.625% 7/15/14	2,000,000	2,015,782
0.75% 3/31/13	4,500,000	4,531,995
0.75% 8/15/13	2,000,000	2,016,954
0.75% 9/15/13	6,000,000	6,052,266
0.75% 12/15/13	2,000,000	2,019,610
0.75% 6/15/14	3,500,000	3,538,556
0.875% 11/30/16	2,000,000	2,006,406
0.875% 12/31/16	3,000,000	3,005,859
1.00% 7/15/13	4,000,000	4,048,284
1.00% 1/15/14	5,000,000	5,074,610
1.00% 5/15/14	2,000,000	2,033,438
1.00% 9/30/16	6,000,000	6,062,814
1.125% 6/15/13	3,000,000	3,039,963
1.25% 3/15/14	3,000,000	3,063,984
1.25% 8/31/15	2,000,000	2,053,438
1.25% 9/30/15	3,000,000	3,078,282
1.25% 10/31/15	2,000,000	2,051,562
1.375% 1/15/13	6,000,000	6,075,467
1.375% 2/15/13	3,000,000	3,040,431
1.375% 3/15/13	3,500,000	3,550,449
1.375% 5/15/13	4,000,000	4,064,064
1.375% 9/30/18	2,000,000	2,011,094
1.375% 12/31/18	3,000,000	3,006,093
1.50% 12/31/13	3,000,000	3,075,000
1.50% 6/30/16	9,000,000	9,308,672
1.50% 7/31/16	5,000,000	5,169,925
1.50% 8/31/18	3,000,000	3,044,298
1.75% 4/15/13	3,000,000	3,060,000
1.75% 1/31/14	2,000,000	2,061,406
1.75% 3/31/14	2,000,000	2,065,782
1.75% 7/31/15	3,500,000	3,653,671
1.75% 5/31/16	5,000,000	5,229,300
1.75% 10/31/18	2,000,000	2,058,750
1.875% 2/28/14	3,500,000	3,619,767
1.875% 4/30/14	7,800,000	8,083,966
1.875% 6/30/15	2,000,000	2,095,938
1.875% 8/31/17	2,000,000	2,093,594
1.875% 9/30/17	2,000,000	2,091,406
1.875% 10/31/17	3,000,000	3,137,109
2.00% 11/30/13	2,600,000	2,686,226
2.00% 1/31/16	2,000,000	2,110,312
2.00% 4/30/16	3,500,000	3,696,329
2.00% 11/15/21	4,500,000	4,552,034
2.125% 11/30/14	2,000,000	2,100,938
2.125% 5/31/15	5,000,000	5,279,300
2.125% 2/29/16	4,000,000	4,244,376
2.125% 8/15/21	8,500,000	8,719,138
2.25% 5/31/14	2,000,000	2,092,656
2.25% 1/31/15	4,500,000	4,754,183
2.25% 11/30/17	2,500,000	2,667,578
2.25% 7/31/18	3,000,000	3,191,250
2.375% 8/31/14	3,700,000	3,898,298

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.375% 9/30/14	$3,000,000	$3,165,705
2.375% 10/31/14	3,800,000	4,014,643
2.375% 2/28/15	5,000,000	5,305,860
2.375% 3/31/16	2,000,000	2,142,032
2.375% 7/31/17	2,000,000	2,149,844
2.375% 5/31/18	3,000,000	3,217,500
2.375% 6/30/18	3,000,000	3,215,157
2.50% 3/31/13	1,500,000	1,543,008
2.50% 3/31/15	2,000,000	2,132,812
2.50% 4/30/15	2,000,000	2,134,688
2.50% 6/30/17	1,900,000	2,055,118
2.625% 6/30/14	3,000,000	3,171,093
2.625% 7/31/14	5,400,000	5,717,671
2.625% 12/31/14	4,000,000	4,266,876
2.625% 2/29/16	2,000,000	2,162,188
2.625% 4/30/16	1,000,000	1,082,110
2.625% 1/31/18	2,000,000	2,178,594
2.625% 4/30/18	2,000,000	2,177,970
2.625% 8/15/20	7,000,000	7,550,703
2.625% 11/15/20	6,500,000	6,998,673
2.75% 2/28/13	2,000,000	2,059,532
2.75% 10/31/13	2,250,000	2,352,218
2.75% 11/30/16	2,500,000	2,729,883
2.75% 5/31/17	3,000,000	3,283,830
2.75% 12/31/17	2,000,000	2,192,812
2.75% 2/28/18	1,000,000	1,096,563
2.75% 2/15/19	5,000,000	5,476,955
2.875% 1/31/13	2,000,000	2,058,516
2.875% 3/31/18	3,000,000	3,313,593
3.00% 8/31/16	2,000,000	2,203,282
3.00% 9/30/16	2,000,000	2,205,156
3.00% 2/28/17	2,000,000	2,212,188
3.125% 4/30/13	2,000,000	2,077,422
3.125% 8/31/13	6,000,000	6,286,877
3.125% 9/30/13	4,000,000	4,200,156
3.125% 10/31/16	2,500,000	2,772,463
3.125% 1/31/17	3,500,000	3,891,017
3.125% 4/30/17	2,500,000	2,784,765
3.125% 5/15/19	4,000,000	4,485,624
3.125% 5/15/21	8,500,000	9,492,111
3.25% 5/31/16	1,700,000	1,886,602
3.25% 6/30/16	1,500,000	1,666,055
3.25% 7/31/16	1,850,000	2,057,404
3.25% 12/31/16	2,500,000	2,791,798
3.25% 3/31/17	2,500,000	2,799,610
3.375% 6/30/13	1,500,000	1,570,665
3.375% 7/31/13	2,000,000	2,099,220
3.375% 11/15/19	4,500,000	5,130,351
3.50% 5/31/13	950,000	993,938
3.50% 2/15/18	1,600,000	1,824,376
3.50% 5/15/20	4,000,000	4,602,188
3.625% 5/15/13	1,250,000	1,308,204
3.625% 8/15/19	5,500,000	6,370,979
3.625% 2/15/20	6,000,000	6,959,531

	Principal Amount (U.S. $)	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.625% 2/15/21	$6,500,000	$7,547,617
3.75% 11/15/18	3,630,000	4,223,563
3.875% 2/15/13	800,000	833,062
3.875% 5/15/18	2,350,000	2,741,423
4.00% 2/15/14	2,250,000	2,426,837
4.00% 2/15/15	2,500,000	2,776,953
4.00% 8/15/18	2,550,000	3,003,622
4.125% 5/15/15	2,250,000	2,524,394
4.25% 8/15/13	2,000,000	2,129,532
4.25% 11/15/13	4,000,000	4,296,564
4.25% 8/15/14	1,200,000	1,322,063
4.25% 11/15/14	2,000,000	2,220,938
4.25% 8/15/15	2,500,000	2,833,400
4.25% 11/15/17	1,750,000	2,067,324
4.50% 11/15/15	2,000,000	2,299,688
4.50% 2/15/16	3,000,000	3,468,984
4.50% 5/15/17	1,350,000	1,601,332
4.625% 11/15/16	1,600,000	1,889,750
4.625% 2/15/17	1,700,000	2,017,555
4.75% 5/15/14	2,000,000	2,209,376
4.75% 8/15/17	2,500,000	3,010,548
4.875% 8/15/16	1,000,000	1,186,172
5.125% 5/15/16	1,500,000	1,785,117
7.25% 5/15/16	1,000,000	1,282,578
7.50% 11/15/16	800,000	1,055,062
7.875% 2/15/21	750,000	1,144,629
8.00% 11/15/21	1,700,000	2,657,313
8.125% 8/15/19	500,000	743,672
8.125% 5/15/21	500,000	778,047
8.125% 8/15/21	700,000	1,096,484
8.50% 2/15/20	150,000	230,730
8.75% 5/15/17	1,000,000	1,409,531
8.75% 5/15/20	900,000	1,409,414
8.75% 8/15/20	800,000	1,261,938
8.875% 8/15/17	750,000	1,073,614
8.875% 2/15/19	750,000	1,137,246
9.125% 5/15/18	250,000	373,028
9.25% 2/15/16	200,000	270,016
9.875% 11/15/15	500,000	678,047
10.625% 8/15/15	500,000	681,055
11.25% 2/15/15	250,000	333,633

Total U.S. Treasury Obligations (Cost $539,872,740)		579,280,683

	Number of Shares
SHORT-TERM INVESTMENT–4.31%
Money Market Mutual Fund–4.31%
Dreyfus Treasury & Agency Cash Management Fund	71,236,272	71,236,272

Total Short-Term Investment (Cost $71,236,272)		71,236,272

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–103.25% (Cost $1,614,712,439)	$1,706,825,180
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.25%)	(53,747,636)

NET ASSETS APPLICABLE TO 144,725,230 SHARES OUTSTANDING–100.00%	$1,653,077,544

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND STANDARD CLASS ($665,296,216/58,254,870 Shares)	$11.420

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND SERVICE CLASS ($987,781,328/86,470,360 Shares)	$11.423

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$1,561,142,861
Undistributed net investment income	251,690
Accumulated net realized loss on investments	(429,748)
Net unrealized appreciation of investments	92,112,741

Total net assets	$1,653,077,544

•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $2,164,077, which represented 0.13% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

NCUA–National Credit Union Administration

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund

Statement of Operations

Year Ended December 31, 2011

LVIP SSgA Bond Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$44,753,813

EXPENSES:
Management fees	5,921,370
Distribution expenses-Service Class	2,525,984
Accounting and administration expenses	672,525
Pricing fees	413,310
Reports and statements to shareholders	117,097
Professional fees	52,186
Trustees’ fees	39,954
Custodian fees	22,493
Other	36,600

9,801,519
Less expenses waived/reimbursed	(1,526,411)

Total operating expenses	8,275,108

NET INVESTMENT INCOME	36,478,705

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	4,496,084
Net change in unrealized appreciation/depreciation of investments	64,845,174

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	69,341,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,819,963

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,478,705	$24,575,174
Net realized gain on investments	4,496,084	2,347,656
Net change in unrealized appreciation/depreciation of investments	64,845,174	17,335,248

Net increase in net assets resulting from operations	105,819,963	44,258,078

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(19,078,936)	(4,790,330)
Service Class	(28,276,556)	(15,506,043)
Net realized gain on investments:
Standard Class	(70,668)	—
Service Class	(132,579)	—

	(47,558,739)	(20,296,373)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	438,867,815	144,562,669
Service Class	168,576,405	529,667,933
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,149,604	4,790,330
Service Class	28,409,135	15,506,043

	655,002,959	694,526,975

Cost of shares repurchased:
Standard Class	(94,852,165)	(19,453,318)
Service Class	(232,049,239)	(89,717,395)

	(326,901,404)	(109,170,713)

Increase in net assets derived from capital share transactions	328,101,555	585,356,262

NET INCREASE IN NET ASSETS	386,362,779	609,317,967
NET ASSETS:
Beginning of year	1,266,714,765	657,396,798

End of year (including undistributed net investment income of $251,690 and $7,103,580, respectively)	$1,653,077,544	$1,266,714,765

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Standard Class
	Year Ended			5/1/08[1] to 12/31/08
	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.975	$10.555	$10.268	$10.000

Income from investment operations:
Net investment income[2]	0.299	0.309	0.349	0.239
Net realized and unrealized gain on investments	0.510	0.322	0.115	0.092

Total from investment operations	0.809	0.631	0.464	0.331

Less dividends and distributions from:
Net investment income	(0.362)	(0.211)	(0.177)	(0.063)
Net realized gain on investments	(0.002)	—	—	—

Total dividends and distributions	(0.364)	(0.211)	(0.177)	(0.063)

Net asset value, end of period	$11.420	$10.975	$10.555	$10.268

Total return[3]	7.40%	5.97%	4.53%	3.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$665,296	$286,221	$150,863	$31,057
Ratio of expenses to average net assets	0.39%	0.40%	0.41%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.48%	0.53%
Ratio of net investment income to average net assets	2.63%	2.80%	3.31%	3.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.53%	2.71%	3.24%	3.50%
Portfolio turnover	79%	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Service Class
	Year Ended			5/1/08[1] to 12/31/08
	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.979	$10.559	$10.271	$10.000

Income from investment operations:
Net investment income[2]	0.269	0.281	0.323	0.223
Net realized and unrealized gain on investments	0.512	0.321	0.114	0.091

Total from investment operations	0.781	0.602	0.437	0.314

Less dividends and distributions from:
Net investment income	(0.335)	(0.182)	(0.149)	(0.043)
Net realized gain on investments	(0.002)	—	—	—

Total dividends and distributions	(0.337)	(0.182)	(0.149)	(0.043)

Net asset value, end of period	$11.423	$10.979	$10.559	$10.271

Total return[3]	7.13%	5.71%	4.26%	3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$987,782	$980,494	$506,534	$151,224
Ratio of expenses to average net assets	0.64%	0.65%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.73%	0.78%
Ratio of net investment income to average net assets	2.38%	2.55%	3.06%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	2.46%	2.99%	3.25%
Portfolio turnover	79%	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclay’s Capital U.S. Aggregate Bond Index.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

LVIP SSgA Bond Index Fund–51

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net asset of the Fund; and 0.12% of the average daily net assets of the Fund in excess of $500 million. The agreement will continue at least through April 30, 2012 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.45% of average daily net assets of the Fund.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, effective October 1, 2011, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.035% of the first $100 million of the Fund’s average daily net assets; 0.03% of the next $400 million; and 0.02% on average daily net assets in excess of $500 million, subject to a $100,000 minimum. Prior to October 31, 2011, LIAC paid the Sub-Advisor an annual rate of 0.06% of the first $100 million of the Fund’s average daily net assets; 0.03% of the next $400 million; and 0.02% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $148,034 and $8,552, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$406,376
Distribution fees payable to LFD	207,773

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $1,226,044,623 and sales of $1,016,708,370 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $254,594,047 and sales of $142,298,535 of long-term U.S. government securities.

At December 31, 2011, the cost of investments for federal income tax purposes was $1,614,931,309. At December 31, 2011, net unrealized appreciation was $91,893,871, of which $94,654,885 related to unrealized appreciation of investments and $2,761,014 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA Bond Index Fund–52

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$650,703,503	$650,703,503
Corporate Debt	—	340,119,063	340,119,063
Foreign Debt	—	51,441,595	51,441,595
Municipal Bonds	—	14,044,064	14,044,064
Short-Term Investment	71,236,272	—	71,236,272
U.S. Treasury Obligations	—	579,280,683	579,280,683

Total	$71,236,272	$1,635,588,908	$1,706,825,180

There were no Level 3 investments at the beginning or end of the year.

During the fiscal year ended December 31 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$47,385,594	$20,296,373
Long-term capital gains	173,145	—

Total	$47,558,739	$20,296,373

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,561,142,861
Undistributed ordinary income	251,690
Undistributed long-term capital gains	226,648
Post-October losses	(437,526)
Unrealized appreciation of investments	91,893,871

Net assets	$1,653,077,544

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$4,024,897	$(4,024,897)

LVIP SSgA Bond Index Fund–53

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	38,784,765	13,113,360
Service Class	15,075,478	48,064,143
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,684,711	436,556
Service Class	2,496,677	1,412,336

	58,041,631	63,026,395

Shares repurchased:
Standard Class	(8,293,660)	(1,763,453)
Service Class	(20,404,646)	(8,145,543)

	(28,698,306)	(9,908,996)

Net increase	29,343,325	53,117,399

7. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–54

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17,
2012

LVIP SSgA
Bond Index Fund–55

LVIP SSgA Bond Index Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund
designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)

(B) Ordinary Income Distributions (Tax Basis)

Total Distributions (Tax Basis)

0.36%

99.64%

100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September
12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors
Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the
“Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the
Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not
identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the
Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusion of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by
LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln
Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board
reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group, giving effect to the advisory fee waiver. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA
Bond Index Fund–56

LVIP SSgA Bond Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed
materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Bond Index Fund’s return compared to the average return of its Lipper peer group of BBB-rated corporate debt funds and the Barclays Aggregate Bond Index. The Board noted that the Fund’s return was below the average of its Lipper performance group and the benchmark for the one year and three year periods. The Board considered LIAC’s explanation that the reason for the underperformance was tracking error which was primarily due to significant cash flows, the nature of the securities in the benchmark index and thus the need for SSgA to use a sampling approach in investing assets. The Board considered that LIAC was satisfied with SSgA’s performance and concluded that the services provided by SSgA were acceptable.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group average. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board
considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be, fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.
The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA
Bond Index Fund–57

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth

Position(s) Held with the Trust

Term of Office and Length of Time
Served[2]

Principal Occupation(s) During the Past Five Years

Number of Funds in Trust Complex Overseen by Trustee

Other Directorships Held by Trustee

  Daniel R. Hayes[1]   Radnor
Financial Center,   150 N. Radnor
 Chester Road,   Radnor, PA 19087
YOB: 1957

Chairman, President and Trustee

Chairman since September 2009; President and Trustee since December 2008

Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments

67

N/A

  Michael D. Coughlin   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1942

Trustee

Trustee since April 2007

Management Consultant, Coughlin Associates

67

Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.

  Nancy L. Frisby   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1941

Trustee

Trustee since April 1992

Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital

67

N/A

  Elizabeth S. Hager   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1944

Trustee

Trustee since April 2007

Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives

67

N/A

  Gary D. Lemon, PH.D   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1948

Trustee

Trustee since February 2006; Formerly Advisory Trustee since November 2004

Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of
Economics and Management, DePauw University

67

N/A

  Thomas D. Rath   1300 S. Clinton
Street   Fort Wayne, IN 46802   YOB:
1945

Trustee

Trustee since April 2007

Managing Partner, Rath, Young and Pignatelli, P.C.

67

Associated Grocers of New England

  Kenneth G. Stella   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1943

Trustee

Trustee since February 1998

Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association

67

Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health

  David H. Windley   1300 S.
Clinton Street Fort Wayne, IN 46802 YOB: 1943

Trustee

Trustee since August 2004

Retired; Formerly: Director of Blue & Co., LLC.

67

N/A

  Kevin J. Adamson[1]   1300 S.
Clinton Street   Fort Wayne, IN 46802
YOB: 1966

Vice President

  Vice President since June 2011;
Second Vice President since May 2006

Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President,
Director of Funds Management, The Lincoln National Life Insurance Company

N/A

N/A

  Diann L. Eggleston[1]   1300 S.
Clinton Street   Fort Wayne, IN 46802
YOB: 1962

Vice President

Vice President since June 2011; Assistant Vice President since March 2008

Vice President, Lincoln National Corporation

N/A

N/A

LVIP SSgA
Bond Index Fund–58

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth

Position(s) Held with the Trust

Term of Office and Length of Time
Served[2]

Principal Occupation(s) During the Past Five Years

Number of Funds in Trust Complex Overseen by Trustee

Other Directorships Held by Trustee

  William P. Flory, Jr.[1]   1300 S.
Clinton Street   Fort Wayne, IN 46802
YOB: 1961

Vice President and Chief Accounting Officer

Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006

Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of
Separate Account Operations, The Lincoln National Life Insurance Company

N/A

N/A

  David
Weiss[1]
 One Granite Place, Concord, NH 03301   YOB:
1976

Vice President

  Vice President since June 2011;
Assistant Vice President since August 2007

Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President,
Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.

N/A

N/A

  John (Jack) A. Weston[1]   One Granite
Place, Concord, NH 03301 YOB: 1959

Vice President and Chief Compliance Officer

Vice President since June 2011 and Chief Compliance Officer since May 2007

Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.

N/A

N/A

  Jill R. Whitelaw, Esq.   Radnor
Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963

Secretary

Secretary since June 2011

Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce,
Fenner & Smith

N/A

N/A

Additional information on the officers
and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne,
Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]
  All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]
  The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at
http://www.sec.gov.

LVIP SSgA
Bond Index Fund–59

LVIP SSgA Funds

LVIP SSgA Funds

SSgA Developed International 150 Fund

SSgA Emerging Markets 100 Fund

SSgA Large Cap 100 Fund

SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (12.13%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI EAFE® Index* (net dividends) returned
(12.14%).

The first quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March
11th. Fragile sentiment persisted into the ides of March,
when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of
Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the
US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the
European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of
2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s
performance benefited positively from only three of the ten sectors. The telecommunication services, consumer staples and health care contributed positively to the fund’s return while all other sectors were negative with the financials, materials and Industrials sector contributing the most negatively to returns. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Asahi Group Holdings Ltd.,
CaixaBank S.A., Telecom Corp. of New Zealand Ltd., Telstra Corp. Ltd. and SBM Offshore N.V. CaixaBank S.A. and SBM Offshore N.V. were sold before the fiscal year end.

On an individual securities’ basis, the prominent detractors from the absolute performance of the Fund during this period included BlueScope Steel Ltd., Yellow Media Inc., OneSteel Ltd., Tokyo
Electric Power Co. Inc. and Esprit Holdings Ltd.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction had positive returns relative to its benchmark performance in two of its sectors with the financials and telecommunication services sectors being the biggest contributors to the Funds relative positive performance. Conversely, the energy, materials and health care sectors were a few of the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team

SSgA Funds Management, Inc.

The views
expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA
Funds–1

LVIP SSgA Developed International 150 Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150
Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,810 for the Standard Class shares and to $7,739 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/11. The same $10,000 investment would have increased to $13,572. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment

Ended 12/31/11

Standard Class Shares

One Year

–12.13
%

Inception (5/1/08)

–6.51
%

Service Class Shares

One Year

–12.35
%

Inception (5/1/08)

–6.74
%

*
The MSCI EAFE Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets
(Europe, Australasia, and the Far East), excluding the U.S. and Canada.

LVIP SSgA
Funds–2

LVIP SSgA Emerging Markets 100 Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (14.93%) (Standard Class Shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI Emerging Market Index* (net dividends) returned (18.42%).

The first
quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels.
After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of 2011 produced the
same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s
performance benefited from positive performance in only three of the ten sectors. The energy, utilities and consumer staples sectors provided the only positive contribution to return while the financials, industrials and materials sectors provided the most negative contributions to return. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Honam Petrochemical Corp., Kia Motors Corp., GS Holdings Corp.,
HTC Corp. and Korea Zinc Co. Ltd. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Hyosung Corp., Gafisa S/A, Hyundai Mipo Dockyard Co. Ltd., Steel Authority of
India Ltd. and Suzano Papel e Celulose S/A. Honam Petrochemical Corp., Kia Motors Corp., GS Holdings Corp., HTC Corp., Korea Zinc Co. and Hyundai Mipo Dockyard Co. Ltd. were sold before the fiscal year end.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned almost all positive relative to its benchmark performance. Sectors contributing the most positively were energy, materials and information technology. Conversely, the industrials, telecommunication services and health sectors contributed the least to the relative return.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team

SSgA
Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA
Funds–3

LVIP SSgA Emerging Markets 100 Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 6/18/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100
Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,233 for the Standard Class shares and to $12,125 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index did from 6/18/08 through 12/31/11. The same $10,000 investment would have decreased to $8,746. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the
Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment

Ended 12/31/11

Standard Class Shares

One Year

–14.93
%

Inception (6/18/08)

+5.86
%

Service Class Shares

One Year

–15.15
%

Inception (6/18/08)

+5.60
%

*
The MSCI Emerging Market Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

LVIP SSgA
Funds–4

LVIP SSgA Large Cap 100 Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 2.32% (Standard Class shares with distributions reinvested) for the fiscal year ended
December 31, 2011, while its benchmark, the S&P 500 Index* returned 2.11%.

The first quarter of 2011 was dominated by
concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged
Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the
US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the
European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of
2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s
performance benefited from seven of the ten sectors with the health care, consumer discretionary and utilities sectors contributing the most and the financials, information technology and telecommunication services sectors contributing negatively to the Fund. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included VF Corp., Bristol-Myers Squibb Co., Marathon Oil Corp., Visa Inc. and UnitedHealth Group Inc. On
an individual securities’ basis, the detractors from the absolute performance of the Fund during this period included Computer Sciences Corp., Morgan Stanley, Whirlpool Corp., Hewlett-Packard Co. and Hartford Financial Services Group Inc.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned positive relative to its benchmark performance in the health care, consumer discretionary and utilities sectors. Conversely, the information technology, consumer staples and energy sectors weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team

SSgA
Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA
Funds–5

LVIP SSgA Large Cap 100 Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08
(commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,892 for the Standard Class shares and to $10,791 for the Service Class shares. For comparison, look at how the S&P 500 Index did from 5/1/08 through 12/31/11. The same $10,000 investment would have decreased to $9,858. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment

Ended 12/31/11

Standard Class Shares

One Year

+2.32
%

Inception (5/1/08)

+2.35
%

Service Class Shares

One Year

+2.07
%

Inception (5/1/08)

+2.10
%

*
The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA
Funds–6

LVIP SSgA Small-Mid Cap 200 Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (2.21%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 2000® Index*, returned (4.18%).

The first quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of
2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European
Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist
Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s
performance benefited from five of the ten sectors with the utilities, health care and materials sectors contributing the most positively to overall returns and the energy, financials and consumer discretionary sectors contributing negatively to the
Fund. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Delek US Holdings Inc., BLYTH Inc., National Semiconductor Corp, Southern Union Co. and Standard
Motor Products Inc. On an individual securities’ basis, the most notable detractors from the absolute performance of the Fund during this period included DHT Holdings Inc., SunPower Corp., Bon-Ton Stores Inc., Penn Virginia Corp. and Amedisys
Inc. Delek US Holdings Inc. and National Semiconductor Corp. were sold before the fiscal year end.

Rules-based stock selection combined with
rules-based asset allocation utilized in the portfolio construction contributed the most to the returns relative to its benchmark in the materials, information technology and industrials sectors. Conversely, the energy, financials and consumer staples sectors contributed the least relative to its benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of
the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA
Funds–7

LVIP SSgA Small-Mid Cap 200 Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08
(commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,088 for the Standard Class shares and to $12,970 for the Service Class shares. For comparison, look at how the Russell 2000 Index did from 5/1/08 through 12/31/11. The same $10,000 investment would have increased to $10,903. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown.
Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment

Ended 12/31/11

Standard Class Shares

One Year

–2.21
%

Inception (5/1/08)

+7.61
%

Service Class Shares

One Year

–2.45
%

Inception (5/1/08)

+7.34
%

*
The Russell 2000 Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

LVIP SSgA
Funds–8

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and
its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service
(12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These
Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table,
“Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

Beginning Account Value 7/1/11

Ending Account Value 12/31/11

Annualized Expense Ratio

Expenses Paid During Period 7/1/11 to 12/31/11*

Actual

Standard Class Shares

$
1,000.00

$
837.90

0.47
%

$
2.18

Service Class Shares

1,000.00

836.80

0.72
%

3.33

Hypothetical (5% return before expenses)

Standard Class Shares

$
1,000.00

$
1,022.84

0.47
%

$
2.40

Service Class Shares

1,000.00

1,021.58

0.72
%

3.67

LVIP SSgA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

Beginning Account Value 7/1/11

Ending Account Value 12/31/11

Annualized Expense Ratio

Expenses Paid During Period 7/1/11 to 12/31/11*

Actual

Standard Class Shares

$
1,000.00

$
806.00

0.51
%

$
2.32

Service Class Shares

1,000.00

805.00

0.76
%

3.46

Hypothetical (5% return before expenses)

Standard Class Shares

$
1,000.00

$
1,022.63

0.51
%

$
2.60

Service Class Shares

1,000.00

1,021.37

0.76
%

3.87

LVIP SSgA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

Beginning Account Value 7/1/11

Ending Account Value 12/31/11

Annualized Expense Ratio

Expenses Paid During Period 7/1/11 to 12/31/11*

Actual

Standard Class Shares

$
1,000.00

$
950.20

0.40
%

$
1.97

Service Class Shares

1,000.00

949.10

0.65
%

3.19

Hypothetical (5% return before expenses)

Standard Class Shares

$
1,000.00

$
1,023.19

0.40
%

$
2.04

Service Class Shares

1,000.00

1,021.93

0.65
%

3.31

LVIP SSgA
Funds–9

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES (continued)

For the Period July 1, 2011 to December 31, 2011

LVIP SSgA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

Beginning Account Value 7/1/11

Ending Account Value 12/31/11

Annualized Expense Ratio

  Expenses
Paid During Period 7/1/11 to 12/31/11*

Actual

Standard Class Shares

$
1,000.00

$
943.90

0.47
%

$
2.30

Service Class Shares

1,000.00

942.80

0.72
%

3.53

Hypothetical (5% return before expenses)

Standard Class Shares

$
1,000.00

$
1022.84

0.47
%

$
2.40

Service Class Shares

1,000.00

1021.58

0.72
%

3.67

*
Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period).

LVIP SSgA
Funds–10

LVIP SSgA Developed International 150 Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country

Percentage of Net Assets

Common Stock

95.91
%

Australia

10.02
%

Austria

0.53
%

Belgium

1.62
%

Canada

3.61
%

Finland

1.83
%

France

7.24
%

Germany

3.55
%

Hong Kong

0.59
%

Italy

2.76
%

Japan

36.32
%

Luxembourg

0.40
%

Netherlands

0.52
%

New Zealand

1.09
%

Norway

0.74
%

Portugal

0.63
%

Singapore

1.37
%

Spain

5.64
%

Sweden

1.85
%

Switzerland

1.38
%

United Kingdom

14.22
%

Preferred Stock

0.65
%

Short-Term Investment

2.16
%

Total Value of Securities

98.72
%

Receivables and Other Assets Net of Liabilities

1.28
%

Total Net Assets

100.00
%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector

Percentage of Net Assets

Aerospace & Defense

0.91
%

Air Freight & Logistics

1.24
%

Airlines

0.57
%

Auto Components

1.31
%

Automobiles

3.47
%

Beverages

1.04
%

Building Products

0.53
%

Capital Markets

0.55
%

Chemicals

3.03
%

Commercial Banks

7.53
%

Commercial Services & Supplies

2.27
%

Communications Equipment

0.45
%

Computers & Peripherals

0.73
%

Construction & Engineering

2.79
%

Construction Materials

0.45
%

Containers & Packaging

0.75
%

Diversified Consumer Services

0.94
%

Diversified Telecommunication Services

4.11
%

Sector

Percentage of Net Assets

Electric Utilities

2.62
%

Electrical Equipment

0.62
%

Electronic Equipment, Instruments & Components

2.14
%

Food & Staples Retailing

5.94
%

Food Products

0.86
%

Gas Utilities

0.75
%

Health Care Providers & Services

0.74
%

Hotels, Restaurants & Leisure

1.11
%

Household Durables

0.49
%

Independent Power Producers & Energy Traders

0.84
%

Industrial Conglomerates

1.32
%

Insurance

9.56
%

Leisure Equipment & Products

0.98
%

Marine

1.05
%

Media

0.63
%

Metals & Mining

3.57
%

Multiline Retail

2.23
%

Multi-Utilities

0.97
%

Office Electronics

1.96
%

Oil, Gas & Consumable Fuels

6.35
%

Paper & Forest Products

2.40
%

Pharmaceuticals

4.62
%

Real Estate Investment Trusts

2.91
%

Real Estate Management & Development

0.37
%

Road & Rail

1.80
%

Specialty Retail

1.01
%

Tobacco

0.97
%

Trading Companies & Distributors

4.30
%

Wireless Telecommunication Services

0.78
%

Total

96.56
%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings

Percentage of Net Assets

Asahi Breweries

1.05
%

Sega Sammy Holdings

0.98
%

Imperial Tobacco Group

0.97
%

Aeon

0.94
%

Benesse Holdings

0.94
%

Telstra

0.93
%

Babcock International Group

0.91
%

Chiba Bank

0.91
%

WM Morrisson Supermarkets

0.91
%

East Japan Railway

0.91
%

Total

9.45
%

LVIP SSgA
Funds–11

LVIP SSgA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings

As of December 31, 2011

Percentage

Security Type/Country

of Net Assets

Common Stock

90.22
%

Brazil

9.09
%

Colombia

1.07
%

Czechoslovakia

2.02
%

Hong Kong

10.04
%

Hungary

0.85
%

India

1.44
%

Malaysia

3.47
%

Philippines

1.35
%

Poland

1.12
%

Republic of Korea

21.28
%

Russia

2.70
%

South Africa

10.50
%

Taiwan

20.24
%

Thailand

2.64
%

Turkey

2.41
%

Preferred Stock

8.56
%

Short-Term Investment

0.99
%

Total Value of Securities

99.77
%

Receivables and Other Assets Net of Liabilities

0.23
%

Total Net Assets

100.00
%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector

Percentage of Net Assets

Aerospace & Defense

0.94
%

Airlines

0.79
%

Auto Components

2.91
%

Automobiles

1.26
%

Capital Markets

0.88
%

Chemicals

2.37
%

Commercial Banks

12.79
%

Computers & Peripherals

6.14
%

Construction & Engineering

3.29
%

Construction Materials

3.55
%

Distributors

1.15
%

Diversified Financial Services

3.18
%

Diversified Telecommunication Services

3.75
%

Electric Utilities

4.96
%

Electronic Equipment, Instruments & Components

0.83
%

Food & Staples Retailing

1.21
%

Food Products

8.81
%

Healthcare Providers & Services

0.98
%

Hotels, Restaurants & Leisure

1.27
%

Household Durables

2.38
%

Independent Power Producers & Energy Traders

1.15
%

Industrial Conglomerates

2.57
%

Insurance

1.09
%

Sector

Percentage of Net Assets

Machinery

1.56
%

Metals & Mining

6.36
%

Multiline Retail

0.28
%

Oil, Gas & Consumable Fuels

9.23
%

Paper & Forest Products

0.50
%

Pharmaceuticals

0.85
%

Real Estate Management & Development

2.66
%

Semiconductors & Semiconductor Equipment

2.69
%

Textiles, Apparel & Luxury Goods

1.12
%

Tobacco

1.69
%

Water Utilities

1.21
%

Wireless Telecommunication Services

2.38
%

Total

98.78
%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings

Percentage of Net Assets

KT&G

1.69
%

Charoen Pokphand Foods

1.54
%

Hankook Tire

1.51
%

CJ Cheiljedang

1.49
%

Uni-President Enterprises

1.42
%

Cheng Shin Rubber Industry

1.40
%

Quanta Computer

1.40
%

Philippine Long Distance Telephone ADR

1.35
%

China Petroleum & Chemical

1.33
%

Transneft

1.29
%

Total

14.42
%

LVIP SSgA
Funds–12

LVIP SSgA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector

Percentage of Net Assets

Common Stock

96.12
%

Aerospace & Defense

3.89
%

Auto Components

0.74
%

Beverages

0.96
%

Capital Markets

0.57
%

Chemicals

1.84
%

Commercial Services & Supplies

1.86
%

Communications Equipment

1.84
%

Computers & Peripherals

0.64
%

Consumer Finance

0.84
%

Distributors

1.18
%

Diversified Financial Services

0.74
%

Diversified Telecommunications Services

1.95
%

Electric Utilities

4.79
%

Electronic Equipment, Instruments & Components

0.65
%

Food & Staples Retailing

2.29
%

Food Products

2.79
%

Health Care Equipment & Supplies

1.01
%

Health Care Providers & Services

6.36
%

Hotels, Restaurants & Leisure

1.84
%

Household Durables

1.79
%

Household Products

1.12
%

Industrial Conglomerates

2.01
%

Insurance

8.96
%

IT Services

1.93
%

Leisure Equipment & Products

1.15
%

Machinery

2.32
%

Media

2.10
%

Metals & Mining

2.71
%

Multiline Retail

3.40
%

Multi-Utilities

1.15
%

Office Electronics

0.77
%

Oil, Gas & Consumable Fuels

8.55
%

Paper & Forest Products

1.02
%

Pharmaceuticals

4.86
%

Real Estate Investment Trusts

0.95
%

Road & Rail

1.09
%

Semiconductors & Semiconductor Equipment

5.83
%

Software

1.93
%

Specialty Retail

2.43
%

Textiles, Apparel & Luxury Goods

1.33
%

Security Type/Sector

Percentage of Net Assets

Thrift & Mortgage Finance

0.73
%

Tobacco

1.21
%

Short-Term Investments

3.75
%

Total Value of Securities

99.87
%

Receivables and Other Assets Net of Liabilities

0.13
%

Total Net Assets

100.00
%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings

Percentage of Net Assets

Visa Class A

1.43
%

Bristol-Myers Squibb

1.38
%

Macy’s

1.37
%

VF

1.33
%

Intel

1.25
%

FirstEnergy

1.24
%

Lilly (Eli)

1.22
%

American Electric Power

1.22
%

Garmin

1.22
%

Reynolds American

1.21
%

Total

12.87
%

LVIP SSgA
Funds–13

LVIP SSgA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector

Percentage of Net Assets

Common Stock

95.20
%

Aerospace & Defense

1.53
%

Airlines

0.39
%

Auto Components

1.55
%

Biotechnology

0.57
%

Capital Markets

4.28
%

Chemicals

1.54
%

Commercial Banks

0.47
%

Commercial Services & Supplies

5.26
%

Communications Equipment

2.37
%

Construction & Engineering

0.38
%

Containers & Packaging

0.83
%

Diversified Consumer Services

0.76
%

Diversified Telecommunications Services

0.55
%

Electric Utilities

1.77
%

Electrical Equipment

1.47
%

Electronic Equipment, Instruments & Components

6.42
%

Energy Equipment & Services

1.78
%

Food & Staples Retailing

2.01
%

Food Products

1.25
%

Gas Utilities

0.79
%

Health Care Equipment & Supplies

5.14
%

Health Care Providers & Services

4.56
%

Hotels, Restaurants & Leisure

2.31
%

Household Durables

1.21
%

Industrial Conglomerates

0.45
%

Insurance

8.62
%

Internet Software & Services

1.48
%

IT Services

2.36
%

Life Sciences Tools & Services

0.40
%

Machinery

2.98
%

Media

2.94
%

Multiline Retail

1.30
%

Multi-Utilities

1.85
%

Oil, Gas & Consumable Fuels

1.68
%

Paper & Forest Products

3.40
%

Pharmaceuticals

0.56
%

Real Estate Investment Trusts

6.34
%

Road & Rail

0.57
%

Semiconductors & Semiconductor Equipment

1.86
%

Software

1.61
%

Specialty Retail

3.87
%

Textiles, Apparel & Luxury Goods

0.40
%

Thrift & Mortgage Finance

0.34
%

Tobacco

0.57
%

Security Type/Sector

Percentage of Net Assets

Trading Companies & Distributors

1.51
%

Wireless Telecommunication Services

0.92
%

Short-Term Investments

4.49
%

Total Value of Securities

99.69
%

Receivables and Other Assets Net of Liabilities

0.31
%

Total Net Assets

100.00
%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings

Percentage of Net Assets

Blyth

0.93
%

Southern Union

0.79
%

Standard Motor Products

0.78
%

Atrion

0.73
%

Triumph Group

0.71
%

Schweitzer-Mauduit International

0.71
%

Multi-Color

0.68
%

Cognex

0.68
%

Walter Investment Management

0.68
%

PC Connection

0.67
%

Total

7.36
%

LVIP SSgA
Funds–14

LVIP SSgA Developed International 150 Fund

Statement of Net Assets

December 31, 2011

Number of Shares

Value (U.S. $)

 rCOMMON
STOCK–95.91%

Australia–10.02%

Bendigo & Adelaide Bank

255,391

$
2,097,445

BlueScope Steel

2,153,283

891,919

CFS Retail Property Trust

1,322,759

2,279,555

GPT Group

775,120

2,433,755

Metcash

585,067

2,417,444

Mirvac Group

1,954,922

2,359,288

OneSteel

997,491

714,129

OZ Minerals

152,594

1,562,216

QBE Insurance Group

137,741

1,824,326

Sonic Healthcare

203,162

2,343,803

Stockland

656,032

2,140,352

Suncorp Group

287,014

2,459,895

TABCORP Holdings

324,950

907,295

Tatts Group

1,040,119

2,595,627

Telstra

863,077

2,939,430

Toll Holdings

410,435

1,771,439

31,737,918

Austria–0.53%

OMV

55,618

1,687,230

1,687,230

Belgium–1.62%

Ageas

884,616

1,373,844

Belgacom

64,886

2,035,565

Delhaize Group

30,873

1,734,283

5,143,692

Canada–3.61%

Bonavista Energy

81,600

2,088,159

Canadian Tire Class A

38,000

2,458,111

EnCana

73,015

1,353,612

Enerplus

79,758

2,023,152

Pengrowth Energy

182,600

1,928,614

Sun Life Financial

80,400

1,491,593

Yellow Media

444,400

80,701

11,423,942

Finland–1.83%

Kesko Class B

53,747

1,805,761

Nokia

293,895

1,434,714

Stora Enso Class R

211,024

1,263,940

UPM-Kymmene

118,878

1,309,280

5,813,695

France–7.24%

AXA

120,289

1,563,786

Bouygues

52,343

1,649,187

Casino Guichard Perrachon

26,556

2,236,720

CNP Assurances

118,402

1,467,693

GDF Suez

61,692

1,686,259

Lafarge

40,297

1,416,459

PPR

16,400

2,348,532

Number of Shares

Value (U.S. $)

COMMON STOCK (continued)

France (continued)

Sanofi

35,850

$
2,633,033

SCOR

92,306

2,157,491

Total

41,291

2,110,833

Vinci

40,223

1,757,431

Vivendi

88,023

1,927,516

22,954,940

Germany–3.55%

Allianz

17,910

1,713,169

Deutsche Lufthansa

139,438

2,143,873

E.ON

82,304

1,775,652

Hannover Rueckversicherung AG

46,039

2,283,545

Muenchener Rueckversicherungs Class R

15,979

1,960,052

RWE

39,463

1,386,632

11,262,923

■Hong Kong–0.59%

Esprit Holdings

548,400

707,513

New World Development

1,455,478

1,173,138

1,880,651

Italy–2.76%

Banco Popolare

842,992

1,091,000

Enel

398,753

1,622,512

ENI

102,346

2,120,624

Finmeccanica

199,736

738,788

Intesa Sanpaolo

849,452

1,422,573

Telecom Italia

1,634,706

1,758,094

8,753,591

Japan–36.32%

Aeon

216,400

2,972,127

Aisin Seiki

72,200

2,058,300

Asahi Breweries

150,800

3,311,487

Asahi Glass

199,000

1,670,400

Benesse Holdings

61,300

2,967,029

Brother Industries

170,700

2,096,043

Chiba Bank

448,000

2,887,319

Dai Nippon Printing

206,000

1,980,769

Daiichi Sankyo

129,900

2,575,720

Denso

75,600

2,088,430

East Japan Railway

45,100

2,871,493

Fuji Heavy Industries

389,000

2,350,377

Fujitsu

444,000

2,307,692

Hitachi

482,000

2,530,249

Honda Motor

66,800

2,038,025

Hoya

109,900

2,367,648

ITOCHU

239,500

2,433,589

JFE Holdings

85,700

1,552,310

Kobe Steel

966,000

1,493,685

Konica Minolta Holdings

299,500

2,233,797

Kuraray

194,600

2,768,802

LVIP SSgA
Funds–15

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

Number of Shares

Value (U.S. $)

COMMON STOCK (continued)

Japan (continued)

Marubeni

348,000

$
2,120,738

Mazda Motor

1,140,000

2,014,553

Mitsui

139,900

2,175,939

Mitsubishi

90,300

1,824,539

Mitsubishi Chemical Holdings

399,000

2,198,233

Mitsubishi UFJ Financial Group

543,300

2,308,460

Mitsui Chemicals

710,000

2,168,009

Mitsui OSK Lines

436,000

1,688,254

Mizuho Financial Group

1,511,700

2,042,838

Nippon Steel

784,000

1,955,925

Nippon Telegraph & Telephone

55,900

2,858,193

Nippon Yusen

642,000

1,643,373

Nissan Motor

282,700

2,541,949

OJI Paper

528,000

2,709,979

Ricoh

214,000

1,865,826

Sega Sammy Holdings

144,300

3,118,126

Shin-Etsu Chemical

50,400

2,482,017

Shionogi

147,000

1,889,072

Sumitomo

175,400

2,374,828

Sumitomo Electric Industries

181,200

1,973,046

Sumitomo Metal Mining

146,000

1,876,221

Sumitomo Mitsui Financial Group

80,700

2,248,191

Sumitomo Mitsui Trust Holdings

707,000

2,076,169

Takeda Pharmaceutical

53,800

2,362,838

TDK

42,400

1,878,690

Tokyo Electric Power

447,700

1,064,567

TonenGeneral Sekiyu

203,000

2,218,334

Toppan Printing

318,000

2,338,721

Toyota Tsusho

152,000

2,688,046

West Japan Railway

65,000

2,825,169

115,086,134

Luxembourg–0.40%

ArcelorMittal

69,487

1,270,712

1,270,712

Netherlands–0.52%

Koninklijke Philips Electronics

78,637

1,656,848

1,656,848

New Zealand–1.09%

†Chorus

328,348

797,428

Telecom Corporation of New Zealand

1,641,739

2,645,314

3,442,742

Norway–0.74%

Statoil

90,824

2,330,904

2,330,904

Number of Shares

Value (U.S. $)

COMMON STOCK (continued)

Portugal–0.63%

Energias de Portugal

645,435

$
1,997,255

1,997,255

Singapore–1.37%

Fraser & Neave

528,000

2,523,687

Singapore Airlines

232,000

1,817,153

4,340,840

Spain–5.64%

ACS Actividades de Construccion y Servicios

53,617

1,589,057

Banco Bilbao Vizcaya Argentaria

210,878

1,823,094

Banco de Sabadell

574,556

2,181,694

Banco Popular Espanol

438,170

1,996,120

Banco Santander

220,929

1,678,387

Gas Natural

138,589

2,379,235

Iberdrola

296,664

1,857,898

Mapfre

667,038

2,119,354

Repsol

73,367

2,253,676

17,878,515

Sweden–1.85%

Electrolux Class B

97,592

1,555,618

Skanska Class B

119,475

1,979,083

Svenska Cellulosa Class B

156,282

2,316,282

5,850,983

Switzerland–1.38%

Baloise Holding

25,304

1,734,977

Novartis

46,220

2,642,549

4,377,526

United Kingdom–14.22%

Associated British Foods

158,289

2,721,697

AstraZeneca

54,845

2,534,343

Aviva

362,806

1,695,093

Babcock International Group

252,854

2,888,643

BAE Systems

483,295

2,140,183

Balfour Beatty

456,727

1,878,521

Imperial Tobacco Group

81,486

3,081,934

International Power

509,814

2,670,181

Investec

328,706

1,730,807

J Sainsbury

468,305

2,203,279

Kingfisher

638,563

2,486,563

Marks & Spencer Group

466,358

2,252,792

Resolution

530,661

2,072,162

Rexam

432,093

2,367,812

RSA Insurance Group

1,194,088

1,951,162

Standard Life

759,297

2,433,057

Tesco

412,133

2,582,667

LVIP SSgA
Funds–16

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

Number of Shares

Value (U.S. $)

COMMON STOCK (continued)

United Kingdom (continued)

Vodafone Group

889,646

$
2,472,116

WM Morrison Supermarkets

568,923

2,882,563

45,045,575

Total Common Stock (Cost $349,736,822)

303,936,616

 rPREFERRED
STOCK–0.65%

Germany–0.65%

Porsche Automobil Holding

38,382

2,054,019

Total Preferred Stock (Cost $2,512,143)

2,054,019

Number of Shares

Value (U.S. $)

SHORT-TERM INVESTMENT–2.16%

Money Market Mutual Fund–2.16%

Dreyfus Treasury & Agency Cash Management Fund

6,839,121

$
6,839,121

Total Short-Term Investment (Cost $6,839,121)

6,839,121

TOTAL VALUE OF SECURITIES–98.72% (Cost $359,088,086)

312,829,756

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.28%*

4,053,966

NET ASSETS APPLICABLE TO 43,312,673 SHARES OUTSTANDING–100.00%

$
316,883,722

  NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($174,903,526 / 23,912,771
Shares)

$7.314

  NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($141,980,196 / 19,399,902
Shares)

$7.319

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:

Shares of beneficial interest (unlimited authorization–no par)

$
353,372,497

Undistributed net investment income

3,286,297

Accumulated net realized gain on investments

6,322,734

Net unrealized depreciation of investments and foreign currencies

(46,097,806
)

Total net assets

$
316,883,722

†
Non income producing security.

r
Securities have been classified by country of origin. Classification by type of business has been presented on page 11.

■
Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

*
Includes $924,000 cash pledged as collateral for index future contracts.

The
following futures contract was outstanding at December 31, 2011:[1]

Futures Contract

Contracts to Buy (Sell)

Notional Cost (Proceeds)

Notional Value

Expiration Date

Unrealized Appreciation (Depreciation)

154 EMINI MSCI EAFE Index

$
10,677,285

$
10,852,380

3/16/12

$
175,095

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]
See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA
Funds–17

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2011

  Number of
Shares

Value (U.S. $)

 rCOMMON
STOCK–90.22%

Brazil–9.09%

Banco do Brasil

198,726

$
2,527,805

Centrais Eletricas Brasileiras

238,400

2,282,662

Cia de Saneamento Basico do Estado de Sao Paulo

126,181

3,523,614

Cosan SA Industria E Comercio

233,600

3,385,144

Cyrela Brazil Realty SA Empreendimentos e Participacoes

383,500

3,054,498

Embraer

434,800

2,744,337

Gafisa

579,800

1,282,082

Gerdau ADR

301,679

2,356,113

MRV Engenharia E Participacoes

449,500

2,581,392

Vale ADR

129,408

2,665,805

26,403,452

Colombia–1.07%

Inversiones Argos

358,949

3,114,533

3,114,533

Czechoslovakia–2.02%

CEZ

71,465

2,843,118

Telefonica o2 Czech Republic

155,912

3,023,227

5,866,345

■Hong Kong–10.04%

Bank of China

6,625,100

2,439,650

China Agri-Industries Holdings

3,289,529

2,503,170

China Communications Construction

3,860,000

3,016,790

China Petroleum & Chemical

3,666,000

3,856,412

China Railway Construction

3,555,500

1,959,357

China Railway Group

5,531,000

1,730,529

Huaneng Power International

6,294,000

3,346,924

Shanghai Industrial Holdings

937,000

2,599,896

Shimao Property Holdings

2,543,000

2,170,846

Sino Ocean Land Holdings

5,809,000

2,692,607

Soho China

4,295,000

2,859,057

29,175,238

Hungary–0.85%

Richter Gedeon

17,553

2,465,046

2,465,046

India–1.44%

Oil & Natural Gas

559,330

2,707,235

Steel Authority

969,693

1,490,710

4,197,945

Malaysia–3.47%

IOI

1,935,500

3,284,855

PPB Group

649,300

3,514,823

Tenaga Nasional

1,768,900

3,292,274

10,091,952

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

Philippines–1.35%

Philippine Long Distance Telephone ADR

68,062

$
3,921,732

3,921,732

Poland–1.12%

Polskie Gornictwo Naftowe I Gazonwinctwo

2,754,821

3,257,026

3,257,026

Republic of Korea–21.28%

†BS Financial Group

254,332

2,424,299

CJ Cheiljedang

17,365

4,336,568

Daewoo Shipbuilding & Marine Engineering

118,630

2,486,702

†DGB Financial Group

219,003

2,437,040

Hana Financial Group

84,450

2,589,776

Hankook Tire

112,400

4,387,405

Hanwha

79,340

2,268,813

Hyosung

44,793

2,071,085

Hyundai Mipo Dockyard

21,143

2,042,714

Hyundai Motor

19,866

3,650,169

Industrial Bank of Korea

214,100

2,308,605

Kangwon Land

157,080

3,685,638

Korea Exchange Bank

417,669

2,648,149

Korean Air Lines

61,011

2,289,393

KT

75,670

2,327,052

KT&G

69,910

4,908,926

KT ADR

56,636

885,787

LG Display

114,710

2,424,322

POSCO

7,806

2,558,792

Shinhan Financial Group

81,050

2,779,157

Shinsegae

3,838

811,137

SK Holdings

24,281

2,534,398

SK Telecom

24,482

2,988,314

61,844,241

Russia–2.70%

Gazprom ADR

220,379

2,353,868

LUKOIL ADR

51,151

2,708,445

Tatneft ADR

94,126

2,786,130

7,848,443

South Africa–10.50%

Aveng

697,939

2,853,106

FirstRand

1,238,049

3,180,776

Imperial Holdings

217,843

3,332,707

Investec

471,906

2,576,233

MMI Holdings

1,494,345

3,165,436

Nedbank Group

175,793

3,157,593

Netcare

1,703,906

2,838,929

RMB Holdings

882,029

2,982,855

LVIP SSgA
Funds–18

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

South Africa (continued)

Spar Group

261,679

$
3,520,021

Standard Bank Group

237,446

2,904,615

30,512,271

Taiwan–20.24%

Asia Cement

3,309,597

3,715,579

Asustek Computer

513,980

3,657,345

Cheng Shin Rubber Industry

1,885,000

4,076,853

China Development Financial Holding

9,235,857

2,613,548

China Steel

3,234,150

3,075,566

Compal Electronics

3,675,030

3,664,715

Formosa Chemicals & Fibre

972,000

2,564,398

Fubon Financial Holding

2,910,972

3,080,623

Lite-On Technology

3,004,446

3,382,916

Macronix International

5,567,000

2,224,227

Mega Financial Holding

4,730,640

3,155,322

Pou Chen

3,986,000

3,270,665

Quanta Computer

1,931,000

4,061,572

Siliconware Precision Industries

2,922,000

2,614,700

Taiwan Cement

3,023,051

3,493,703

Uni-President Enterprises

2,819,160

4,119,128

United Microelectronics

7,077,000

2,967,737

Wistron

2,438,889

3,088,374

58,826,971

Thailand–2.64%

Bangkok Bank

658,340

3,203,017

Charoen Pokphand Foods

4,275,500

4,471,997

7,675,014

Turkey–2.41%

KOC Holding

772,651

2,328,200

Turk Telekomunikasyon

726,550

2,705,772

Turkiye Is Bankasi Class C

1,123,642

1,973,080

7,007,052

Total Common Stock (Cost $296,463,971)

262,207,261

  Number of
Shares

Value (U.S. $)

 rPREFERRED
STOCK–8.56%

Brazil–6.23%

Bradespar 5.33%

137,200

$
2,333,549

Centrais Elecricas Brasileiras Class B 6.57%

195,785

2,821,397

Eletropaulo Metropolitana Eletricidade de Sao Paulo 20.16%

162,461

3,182,604

Metalurgica Gerdau 2.63%

246,400

2,368,519

Petroleo Brasiliero 4.68%

206,100

2,377,141

Suzano Papel e Celulose 4.13%

400,700

1,449,505

Tele Norte Leste Participacoes 4.84%

206,300

1,944,304

Usinas Siderurgicas de Minas Gerais Class A 1.37%

298,528

1,626,266

18,103,285

Russia–2.33%

=Surgutneftegaz 7.86%

5,905,076

3,016,313

=Transneft 0.63%

2,436

3,751,878

6,768,191

Total Preferred Stock (Cost $33,233,974)

24,871,476

SHORT-TERM INVESTMENT–0.99%

Money Market Mutual Fund–0.99%

Dreyfus Treasury & Agency Cash Management Fund

2,884,070

2,884,070

Total Short-Term Investment (Cost $2,884,070)

2,884,070

LVIP SSgA
Funds–19

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.77% (Cost $332,582,015)

$
289,962,807

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%

670,718

NET ASSETS APPLICABLE TO 27,511,817 SHARES OUTSTANDING–100.00%

$
290,633,525

  NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND STANDARD CLASS ($124,765,088 / 11,810,795
Shares)

$10.564

  NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND SERVICE CLASS ($165,868,437 /
15,701,022 Shares)

$10.564

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:

Shares of beneficial interest (unlimited authorization-no par)

$
295,483,814

Undistributed net investment income

695,524

Accumulated net realized gain on investments

37,077,458

Net unrealized depreciation of investments and foreign currencies

(42,623,271
)

Total net assets

$
290,633,525

†
Non income producing security.

r
Securities have been classified by country of origin. Classification by type of business has been presented on page 12.

=
Security is being fair values in accordance with the Fund’s fair valuation policy. At December 31, 2011 the aggregate amount of fair valued securities was
$6,768,191, which represented 2.33% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements”.

■
Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA
Funds–20

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets

December 31, 2011

  Number of
Shares

Value (U.S. $)

COMMON STOCK–96.12%

Aerospace & Defense–3.89%

Exelis

89,700

$
811,785

General Dynamics

71,037

4,717,567

L-3 Communications Holdings

69,460

4,631,593

Northrop Grumman

86,713

5,070,976

Raytheon

106,905

5,172,064

20,403,985

Auto Components–0.74%

Autoliv

72,600

3,883,374

3,883,374

Beverages–0.96%

Molson Coors Brewing Class B

116,025

5,051,729

5,051,729

Capital Markets–0.57%

Morgan Stanley

197,200

2,983,636

2,983,636

Chemicals–1.84%

Air Products & Chemicals

60,300

5,136,957

duPont (E.I.) deNemours

99,000

4,532,220

9,669,177

Commercial Services & Supplies–1.86%

Republic Services

181,100

4,989,305

Waste Management

145,700

4,765,847

9,755,152

Communications Equipment–1.84%

Cisco Systems

317,100

5,733,168

Harris

108,596

3,913,800

9,646,968

Computers & Peripherals–0.64%

Hewlett-Packard

131,507

3,387,620

3,387,620

Consumer Finance–0.84%

Capital One Financial

104,700

4,427,763

4,427,763

Distributors–1.18%

Genuine Parts

101,407

6,206,108

6,206,108

Diversified Financial Services–0.74%

JPMorgan Chase

116,800

3,883,600

3,883,600

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

Diversified Telecommunications Services–1.95%

AT&T

177,819

$
5,377,246

CenturyTel

130,984

4,872,605

10,249,851

Electric Utilities–4.79%

American Electric Power

154,773

6,393,673

Entergy

80,900

5,909,745

FirstEnergy

146,600

6,494,380

PPL

215,000

6,325,300

25,123,098

Electronic Equipment, Instruments & Components–0.65%

Corning

261,064

3,388,611

3,388,611

Food & Staples Retailing–2.29%

Sysco

196,400

5,760,412

Wal-Mart Stores

104,500

6,244,920

12,005,332

Food Products–2.79%

Archer-Daniels-Midland

151,100

4,321,460

Bunge

75,200

4,301,440

ConAgra Foods

229,059

6,047,158

14,670,058

Health Care Equipment & Supplies–1.01%

Medtronic

138,300

5,289,975

5,289,975

Health Care Providers & Services–6.36%

Aetna

145,311

6,130,670

Cardinal Health

132,204

5,368,804

CIGNA

122,800

5,157,600

Quest Diagnostics

94,200

5,469,252

UnitedHealth Group

120,345

6,099,085

WellPoint

77,900

5,160,875

33,386,286

Hotels, Restaurants & Leisure–1.84%

Carnival

141,800

4,628,352

Darden Restaurants

110,700

5,045,706

9,674,058

Household Durables–1.79%

Garmin

160,587

6,392,968

Whirlpool

63,100

2,994,095

9,387,063

Household Products–1.12%

Procter & Gamble

88,300

5,890,493

5,890,493

LVIP SSgA
Funds–21

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

Industrial Conglomerates–2.01%

General Electric

271,349

$
4,859,861

Tyco International

121,500

5,675,265

10,535,126

Insurance–8.96%

ACE

84,100

5,897,092

Allstate

171,200

4,692,592

†American International Group

153,300

3,556,560

Chubb

88,700

6,139,813

CNA Financial

184,124

4,925,317

Hartford Financial Services Group

200,000

3,250,000

Prudential Financial

88,400

4,430,608

Travelers

91,447

5,410,919

Unum Group

207,271

4,367,200

XL Group

221,200

4,373,124

47,043,225

IT Services–1.93%

Computer Sciences

110,519

2,619,300

Visa Class A

73,900

7,503,067

10,122,367

Leisure Equipment & Products–1.15%

Mattel

218,185

6,056,816

6,056,816

Machinery–2.32%

Eaton

98,200

4,274,646

Illinois Tool Works

101,300

4,731,723

ITT

44,850

866,951

Xylem

89,700

2,304,393

12,177,713

Media–2.10%

News Class A

309,805

5,526,922

Time Warner

152,331

5,505,242

11,032,164

Metals & Mining–2.71%

Freeport-McMoRan Copper & Gold

97,000

3,568,630

Newmont Mining

99,600

5,976,996

Nucor

118,200

4,677,174

14,222,800

Multiline Retail–3.40%

Kohl’s

102,600

5,063,310

Macy’s

224,200

7,214,756

Target

108,800

5,572,736

17,850,802

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

Multi-Utilities–1.15%

DTE Energy

111,100

$
6,049,395

6,049,395

Office Electronics–0.77%

Xerox

510,978

4,067,385

4,067,385

Oil, Gas & Consumable Fuels–8.55%

Chesapeake Energy

160,700

3,582,003

Chevron

50,619

5,385,862

ConocoPhillips

68,169

4,967,475

Exxon Mobil

64,673

5,481,683

Hess

63,200

3,589,760

Marathon Oil

101,027

2,957,060

Murphy Oil

73,415

4,092,152

Spectra Energy

200,131

6,154,028

Sunoco

119,300

4,893,686

Valero Energy

180,600

3,801,630

44,905,339

Paper & Forest Products–1.02%

International Paper

180,300

5,336,880

5,336,880

Pharmaceuticals–4.86%

Bristol-Myers Squibb

205,700

7,248,868

Johnson & Johnson

91,815

6,021,228

Lilly (Eli)

154,600

6,425,176

Pfizer

267,853

5,796,339

25,491,611

Real Estate Investment Trusts–0.95%

Annaly Mortgage Management

311,700

4,974,732

4,974,732

Road & Rail–1.09%

Norfolk Southern

78,521

5,721,040

5,721,040

Semiconductors & Semiconductor Equipment–5.83%

Analog Devices

138,151

4,943,043

Applied Materials

344,900

3,693,879

Intel

269,641

6,538,794

KLA-Tencor

114,800

5,539,100

Texas Instruments

157,456

4,583,544

Xilinx

165,835

5,316,670

30,615,030

Software–1.93%

CA

225,003

4,548,436

Microsoft

214,500

5,568,420

10,116,856

LVIP SSgA
Funds–22

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

  Number of
Shares

Value (U.S. $)

COMMON STOCK (continued)

Specialty Retail–2.43%

Best Buy

189,500

$
4,428,615

Gap

240,154

4,454,857

Staples

277,400

3,853,086

12,736,558

Textiles, Apparel & Luxury Goods–1.33%

VF

55,148

7,003,245

7,003,245

Thrift & Mortgage Finance–0.73%

New York Community Bancorp

312,098

3,860,652

3,860,652

Tobacco–1.21%

Reynolds American

153,038

6,338,834

6,338,834

Total Common Stock (Cost $495,415,274)

504,622,507

  Number of
Shares

Value (U.S. $)

SHORT-TERM INVESTMENTS–3.75%

Money Market Mutual Fund–3.45%

Dreyfus Treasury & Agency Cash Management Fund

18,134,315

$
18,134,315

18,134,315

Principal Amount (U.S. $)

^¥U.S. Treasury Obligations–0.30%

U.S. Treasury Bills 0.00% 4/12/12

$
200,000

199,992

0.001% 1/12/12

100,000

100,000

0.005% 2/23/12

625,000

624,989

0.005% 6/7/12

125,000

124,977

0.013% 4/5/12

200,000

199,991

0.015% 3/15/12

250,000

249,991

0.025% 3/29/12

70,000

69,997

1,569,937

Total Short-Term Investments (Cost $19,704,290)

19,704,252

TOTAL VALUE OF SECURITIES–99.87% (Cost $515,119,564)

524,326,759

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%

661,675

NET ASSETS APPLICABLE TO 50,438,692 SHARES OUTSTANDING–100.00%

$
524,988,434

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND STANDARD CLASS ($232,305,955 / 22,319,027 Shares)

$10.408

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND SERVICE CLASS ($292,682,479 / 28,119,665 Shares)

$10.408

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:

Shares of beneficial interest (unlimited authorization–no par)

$
475,715,709

Undistributed net investment income

3,369,731

Accumulated net realized gain on investments

36,659,014

Net unrealized appreciation of investments

9,243,980

Total net assets

$
524,988,434

†
Non income producing security.

^
Zero coupon security. The rate shown is the yield at the time of purchase.

¥
Fully or partially pledged as collateral for futures contracts.

LVIP SSgA
Funds–23

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

The
following futures contract was outstanding at December 31, 2011:[1]

Futures Contract

Contracts to Buy (Sell)

Notional
Cost (Proceeds)

Notional Value

Expiration Date

Unrealized Appreciation (Depreciation)

321 S&P 500 EMINI Index

$
20,067,445

$
20,104,230

3/17/12

$
36,785

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]
See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA
Funds–24

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2011

Number of Shares

Value (U.S. $)

COMMON STOCK–95.20%

Aerospace & Defense–1.53%

Curtiss-Wright

20,000

$
706,600

Ducommun

28,900

368,475

Triumph Group

15,810

924,095

1,999,170

Airlines–0.39%

SkyWest

40,762

513,194

513,194

Auto Components–1.55%

Lear

14,100

561,180

Standard Motor Products

50,700

1,016,535

Superior Industries International

26,900

444,926

2,022,641

Biotechnology–0.57%

PDL BioPharma

121,121

750,950

750,950

Capital Markets–4.28%

Ares Capital

41,830

646,267

Arlington Asset Investment Class A

22,700

484,191

Blackrock Kelso Capital

70,043

571,551

Fifth Street Finance

6

57

Golub Capital

44,871

695,500

Main Street Capital

38,256

812,557

PennantPark Investment

59,106

596,380

Prospect Capital

58,376

542,309

Solar Capital

30,314

669,626

TICC Capital

66,622

576,280

5,594,718

Chemicals–1.54%

Ashland

12,000

685,920

Schulman (A.)

27,900

590,922

Sensient Technologies

19,300

731,470

2,008,312

Commercial Banks–0.47%

Renasant

40,700

610,500

610,500

Commercial Services & Supplies–5.26%

Avery Dennison

16,500

473,220

Cintas

23,200

807,592

Donnelley (R.R.) & Sons

36,500

526,695

Ennis

40,500

539,865

G&K Services Class A

20,800

605,488

Kimball International Class B

98,600

499,902

McGrath RentCorp

25,800

747,942

Multi-Color

34,700

892,831

Schawk

35,500

397,955

Number of Shares

Value (U.S. $)

COMMON STOCK (continued)

Commercial Services & Supplies (continued)

Unifirst

13,050

$
740,457

United Stationers

19,800

644,688

6,876,635

Communications Equipment–2.37%

Bel Fuse Class B

31,410

588,938

Black Box

20,001

560,828

Comtech Telecommunications

25,800

738,396

Plantronics

19,208

684,573

Tellabs

131,800

532,472

3,105,207

Construction & Engineering–0.38%

Great Lakes Dredge & Dock

90,489

503,119

503,119

Containers & Packaging–0.83%

Bemis

21,400

643,712

Sealed Air

25,900

445,739

1,089,451

Diversified Consumer Services–0.76%

Lincoln Educational Services

43,400

342,860

Regis

39,600

655,380

998,240

Diversified Telecommunications Services–0.55%

Atlantic Tele-Network

18,594

726,096

726,096

Electric Utilities–1.77%

Great Plains Energy

35,100

764,478

Pinnacle West Capital

16,400

790,152

Westar Energy

26,600

765,548

2,320,178

Electrical Equipment–1.47%

AZZ

15,400

699,776

Brady Class A

19,700

621,929

Preformed Line Products

10,000

596,600

1,918,305

Electronic Equipment, Instruments & Components–6.42%

AVX

46,260

590,278

Cognex

24,800

887,591

CTS

63,883

587,724

Electro Rent

40,236

690,047

†Ingram Micro

32,800

596,632

Jabil Circuit

34,400

676,304

Littelfuse

12,100

520,058

Methode Electronics

57,200

474,188

Molex

27,500

656,150

Park Electrochemical

21,417

548,704

LVIP SSgA Funds–25

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
PC Connection	79,200	$878,327
Richardson Electronics	52,400	643,996
†Synnex	21,111	643,041

		8,393,040

Energy Equipment & Services–1.78%
Gulf Island Fabrication	21,501	628,044
Patterson-UTI Energy	23,500	469,530
†SEACOR Holdings	7,500	667,200
Tidewater	11,549	569,366

		2,334,140

Food & Staples Retailing–2.01%
Ingles Markets Class A	34,872	525,172
Nash Finch	18,200	532,896
Spartan Stores	47,400	876,901
Weis Markets	17,330	692,160

		2,627,129

Food Products–1.25%
Cal-Maine Foods	23,838	871,756
Sanderson Farms	15,300	766,989

		1,638,745

Gas Utilities–0.79%
Southern Union	24,500	1,031,695

		1,031,695

Health Care Equipment & Supplies–5.14%
Analogic	12,396	710,539
Atrion	4,000	960,920
Cantel Medical	27,279	761,902
Cooper	10,125	714,015
DENTSPLY International	18,700	654,313
Hill-Rom Holdings	18,200	613,158
Invacare	22,158	338,796
Teleflex	11,931	731,251
West Pharmaceutical Services	15,420	585,189
Young Innovations	22,000	651,860

		6,721,943

Health Care Providers & Services–4.56%
†Amedisys	19,700	214,927
Chemed	10,345	529,767
Ensign Group	21,581	528,735
Lincare Holdings	23,300	599,043
National Healthcare	15,137	634,240
Owens & Minor	21,301	591,955
Patterson	21,900	646,488
†Triple-S Management Class B	34,200	684,684
U.S. Physical Therapy	30,900	608,112

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Universal American	30,088	$382,418
Universal Health Services Class B	14,008	544,351

		5,964,720

Hotels, Restaurants & Leisure–2.31%
Bob Evans Farms	21,200	711,048
Marcus	64,452	812,740
Speedway Motorsports	43,200	662,256
Wyndham Worldwide	22,100	836,043

		3,022,087

Household Durables–1.21%
American Greetings Class A	29,300	366,543
Blyth	21,500	1,221,200

		1,587,743

Industrial Conglomerates–0.45%
†Seaboard	286	582,296

		582,296

Insurance–8.62%
American National Insurance	8,900	649,967
Aspen Insurance Holdings	25,063	664,170
Axis Capital Holdings	20,152	644,058
Baldwin & Lyons Class B	30,040	654,872
EMC Insurance Group	27,791	571,661
Everest Re Group	8,000	672,720
Fidelity National Financial Class A	49,700	791,720
Horace Mann Educators	41,121	563,769
Kansas City Life Insurance	21,600	708,912
Kemper	22,400	654,304
OneBeacon Insurance Group	51,870	798,278
PartnerRe	8,700	558,627
Protective Life	26,000	586,560
Safety Insurance Group	15,248	617,239
Transatlantic Holdings	14,400	788,112
United Fire & Casualty	34,200	690,156
Validus Holdings	20,747	653,531

		11,268,656

Internet Software & Services–1.48%
Earthlink	88,221	568,143
Keynote Systems	37,900	778,466
United Online	109,500	595,680

		1,942,289

IT Services–2.36%
Broadridge Financial Solutions	31,000	699,050
Cass Information Systems	19,360	704,510
DST Systems	13,100	596,312

LVIP SSgA Funds–26

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Lender Processing Services	21,400	$322,498
Total System Services	38,967	762,195

		3,084,565

Life Sciences Tools & Services–0.40%
PerkinElmer	26,296	525,920

		525,920

Machinery–2.98%
Alamo Group	25,638	690,431
Ampco-Pittsburgh	25,064	484,738
Barnes Group	33,600	810,096
Mueller Industries	18,900	726,138
NACCO Industries Class A	6,400	571,008
Pentair	18,300	609,207

		3,891,618

Media–2.94%
Cinemark Holdings	35,699	660,075
Gannett	45,300	605,661
Harte-Hanks	58,066	527,820
Meredith	20,400	666,060
Scholastic	26,000	779,219
Washington Post Class B	1,600	602,896

		3,841,731

Multiline Retail–1.30%
Bon-Ton Stores	44,500	149,965
Dillard’s Class A	17,500	785,400
Fred’s Class A	52,700	768,366

		1,703,731

Multi-Utilities–1.85%
Avista	30,400	782,800
Northwestern	23,200	830,328
SCANA	17,800	802,068

		2,415,196

Oil, Gas & Consumable Fuels–1.68%
DHT Holdings	143,500	106,190
EXCO Resources	33,400	349,030
†Green Plains Renewable Energy	57,400	560,224
Overseas Shipholding Group	21,455	234,503
Penn Virginia	40,700	215,303
World Fuel Services	17,300	726,254

		2,191,504

Paper & Forest Products–3.40%
Domtar	7,700	615,692
Glatfelter	52,774	745,169
MeadWestvaco	22,800	682,860
Neenah Paper	32,000	714,240

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Paper & Forest Products (continued)
Schweitzer-Mauduit International	13,900	$923,794
Wausau Paper	91,900	759,094

		4,440,849

Pharmaceuticals–0.56%
Medicis Pharmaceutical Class A	21,952	729,904

		729,904

Real Estate Investment Trusts–6.34%
American Capital Agency	24,100	676,728
Anworth Mortgage Asset	97,425	611,829
Apollo Commercial Real Estate	42,200	554,086
Capstead Mortgage	55,016	684,399
Chimera Investment	174,300	437,493
CreXus Investment	60,500	627,990
Hatteras Financial	24,568	647,858
Invesco Mortgage Capital	31,551	443,292
MFA Financial	84,197	565,804
PennyMac Mortgage Investment Trust	38,200	634,884
RAIT Financial Trust	93,533	444,282
Redwood Trust	44,400	451,992
Two Harbors Investment	67,200	620,928
Walter Investment Management	43,149	884,985

		8,286,550

Road & Rail–0.57%
Ryder System	13,925	739,975

		739,975

Semiconductors & Semiconductor Equipment–1.86%
Cohu	44,953	510,217
Intersil Class A	55,500	579,420
Micrel	51,200	517,632
MKS Instruments	20,700	575,874
†Sunpower	40,300	251,069

		2,434,212

Software–1.61%
EPIQ Systems	48,100	578,162
†ePlus	26,100	738,108
Fair Isaac	22,168	794,501

		2,110,771

Specialty Retail–3.87%
Big 5 Sporting Goods	57,884	604,309
Brown Shoe	56,500	502,850
Cato Class A	28,636	692,991
Foot Locker	35,554	847,608
RadioShack	46,000	446,660
Rent-A-Center	19,800	732,600

LVIP SSgA Funds–27

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Sonic Automotive Class A	50,100	$741,981
Stage Stores	35,900	498,651

		5,067,650

Textiles, Apparel & Luxury Goods–0.40%
Jones Group	50,200	529,610

		529,610

Thrift & Mortgage Finance–0.34%
Hudson City Bancorp	71,300	445,625

		445,625

Tobacco–0.57%
Universal	16,121	740,921

		740,921

Trading Companies & Distributors–1.51%
GATX	17,886	780,903
SeaCube Container Leasing	43,900	650,159
Textainer Group Holdings	18,536	539,768

		1,970,830

Wireless Telecommunciation Services–0.92%
Telephone & Data Systems	20,500	530,745
USA Mobility	48,500	672,695

		1,203,440

Total Common Stock (Cost $125,790,827)		124,505,801

	Number of Shares	Value (U.S. $)

SHORT-TERM INVESTMENTS–4.49%
Money Market Mutual Fund–3.97%
Dreyfus Treasury & Agency Cash Management	5,186,918	$5,186,918

		5,186,918

	Principal Amount (U.S. $)
^¥U.S. Treasury Obligations–0.52%
U.S. Treasury Bills 0.005% 1/12/12	$50,000	50,000
0.005% 3/29/12	218,000	217,992
0.005% 5/17/12	88,000	87,989
0.01% 4/19/12	75,000	74,996
0.013% 2/23/12	135,000	134,997
0.013% 4/5/12	25,000	24,999
0.015% 6/7/12	90,000	89,983

		680,956

Total Short-Term Investments (Cost $5,867,902)		5,867,874

TOTAL VALUE OF SECURITIES–99.69% (Cost $131,658,729)	130,373,675
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	405,868

NET ASSETS APPLICABLE TO 10,575,465 SHARES OUTSTANDING–100.00%	$130,779,543

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND STANDARD CLASS ($37,325,516 / 3,018,335 Shares)	$12.366

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND SERVICE CLASS ($93,454,027 / 7,557,130 Shares)	$12.366

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization - no par)	$119,158,710
Undistributed net investment income	1,169,827
Accumulated net realized gain on investments	11,582,068
Net unrealized depreciation of investments	(1,131,062)

Total net assets	$130,779,543

†	Non income producing security.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSgA Funds–28

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The	following futures contract was outstanding at December 31, 2011:[1]

Futures Contract

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
87 Russell 2000 Mini Index	$6,273,568	$6,427,560	3/16/2012	$153,992

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–29

LVIP SSgA Funds

Statements of Operations

Year Ended December 31, 2011

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$13,849,396	$11,693,789	$13,699,485	$3,795,912
Interest	1,645	2,062	171	127
Foreign tax withheld	(1,014,565)	(1,432,288)	—	(394)

	12,836,476	10,263,563	13,699,656	3,795,645

EXPENSES:
Management fees	2,235,590	3,090,441	2,565,490	808,448
Distribution expenses-Service Class	376,950	440,483	748,053	238,168
Custodian fees	137,193	218,128	7,010	5,760
Accounting and administration expenses	135,435	128,908	224,220	53,253
Reports and statements to shareholders	30,353	48,097	37,418	24,887
Professional fees	25,454	24,737	26,210	20,412
Pricing fees	12,559	17,183	1,168	2,807
Trustees' fees	7,946	7,778	13,902	3,315
Other	11,904	25,812	11,502	4,814

	2,973,384	4,001,567	3,634,973	1,161,864
Less expenses waived/reimbursed	(1,201,738)	(2,084,803)	(985,400)	(356,949)

Total operating expenses	1,771,646	1,916,764	2,649,573	804,915

NET INVESTMENT INCOME	11,064,830	8,346,799	11,050,083	2,990,730

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	9,546,076	38,897,098	38,773,826	12,962,147
Foreign currencies	(136,835)	(839,295)	—	—
Futures contracts	(402,709)	—	(428,101)	241,265

Net realized gain	9,006,532	38,057,803	38,345,725	13,203,412
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(63,221,259)	(93,497,468)	(40,481,019)	(18,574,062)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(54,214,727)	(55,439,665)	(2,135,294)	(5,370,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,149,897)	$(47,092,866)	$8,914,789	$(2,379,920)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Funds

Statements of Changes in Net Assets

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,064,830	$3,622,068	$8,346,799	$3,173,344	$11,050,083	$6,584,552	$2,990,730	$2,238,266
Net realized gain on investments and foreign currencies	9,006,532	15,372,837	38,057,803	23,553,351	38,345,725	35,776,344	13,203,412	15,568,739
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(63,221,259)	(1,003,873)	(93,497,468)	18,793,221	(40,481,019)	13,061,112	(18,574,062)	1,513,820

Net increase (decrease) in net assets resulting from operations	(43,149,897)	17,991,032	(47,092,866)	45,519,916	8,914,789	55,422,008	(2,379,920)	19,320,825

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,652,542)	(1,080,132)	(3,401,839)	(735,506)	(3,709,662)	(1,523,727)	(576,774)	(101,014)
Service Class	(3,446,513)	(1,357,471)	(4,198,808)	(1,343,293)	(4,093,381)	(2,624,822)	(1,337,203)	(1,300,964)
Realized gain on investment:
Standard Class	—	—	(9,447,357)	—	—	—	—	—
Service Class	—	—	(13,594,823)	—	—	—	—	—

	(8,099,055)	(2,437,603)	(30,642,827)	(2,078,799)	(7,803,043)	(4,148,549)	(1,913,977)	(1,401,978)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	141,058,236	95,974,302	99,475,721	56,210,822	141,773,428	134,960,303	34,485,453	6,820,144
Service Class	31,587,161	75,244,330	60,603,288	90,736,150	57,276,821	150,800,965	21,739,934	61,475,194
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,652,542	1,080,132	12,849,196	735,506	3,709,662	1,523,727	576,774	101,014
Service Class	3,446,513	1,357,471	17,793,631	1,343,293	4,093,381	2,624,822	1,337,203	1,300,964

	180,744,452	173,656,235	190,721,836	149,025,771	206,853,292	289,909,817	58,139,364	69,697,316

Cost of shares repurchased:
Standard Class	(40,877,122)	(3,706,086)	(33,446,509)	(13,722,421)	(56,545,096)	(4,496,886)	(5,249,950)	(1,574,792)
Service Class	(22,589,972)	(13,736,532)	(46,826,339)	(40,603,520)	(77,896,657)	(36,854,785)	(24,925,537)	(32,357,682)

	(63,467,094)	(17,442,618)	(80,272,848)	(54,325,941)	(134,441,753)	(41,351,671)	(30,175,487)	(33,932,474)

Increase in net assets derived from capital share transactions	117,277,358	156,213,617	110,448,988	94,699,830	72,411,539	248,558,146	27,963,877	35,764,842

NET INCREASE IN NET ASSETS	66,028,406	171,767,046	32,713,295	138,140,947	73,523,285	299,831,605	23,669,980	53,683,689
NET ASSETS:
Beginning of year	250,855,316	79,088,270	257,920,230	119,779,283	451,465,149	151,633,544	107,109,563	53,425,874

End of year	$316,883,722	$250,855,316	$290,633,525	$257,920,230	$524,988,434	$451,465,149	$130,779,543	$107,109,563

Undistributed (accumulated) net investment income (loss)	$3,286,297	$1,287,309	$695,524	$(6,102)	$3,369,731	$2,430,928	$1,169,827	$876,465

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–31

LVIP SSgA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund
	Standard Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$8.551	$8.067	$5.650	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.316	0.220	0.154	0.143
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.349)	0.363	2.370	(4.421)

Total from investment operations	(1.033)	0.583	2.524	(4.278)

Less dividends and distributions from:
Net investment income	(0.204)	(0.099)	(0.107)	(0.072)

Total dividends and distributions	(0.204)	(0.099)	(0.107)	(0.072)

Net asset value, end of period	$7.314	$8.551	$8.067	$5.650

Total return[3]	(12.13% )	7.26%	44.72%	(42.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,904	$99,086	$557	$75
Ratio of expenses to average net assets	0.47%	0.52%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.87%	0.93%	1.10%	2.79%
Ratio of net investment income to average net assets	3.83%	2.67%	2.21%	3.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.43%	2.26%	1.62%	0.89%
Portfolio turnover	60%	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Service Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$8.554	$8.070	$5.654	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.299	0.193	0.136	0.132
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.351)	0.370	2.370	(4.419)

Total from investment operations	(1.052)	0.563	2.506	(4.287)

Less dividends and distributions from:
Net investment income	(0.183)	(0.079)	(0.090)	(0.059)

Total dividends and distributions	(0.183)	(0.079)	(0.090)	(0.059)

Net asset value, end of period	$7.319	$8.554	$8.070	$5.654

Total return[3]	(12.35% )	7.00%	44.33%	(42.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,980	$151,769	$78,531	$23,353
Ratio of expenses to average net assets	0.72%	0.77%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.18%	1.35%	3.04%
Ratio of net investment income to average net assets	3.58%	2.42%	1.96%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.18%	2.01%	1.37%	0.64%
Portfolio turnover	60%	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Standard Class
	12/31/11	Year Ended 12/31/10	12/31/09	6/18/08[1] to 12/31/08
Net asset value, beginning of period	$13.963	$11.042	$5.874	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.397	0.252	0.183	0.098
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.406)	2.809	5.098	(4.176)

Total from investment operations	(2.009)	3.061	5.281	(4.078)

Less dividends and distributions from:
Net investment income	(0.323)	(0.140)	(0.113)	(0.048)
Net realized gain on investments	(1.067)	—	—	—

Total dividends and distributions	(1.390)	(0.140)	(0.113)	(0.048)

Net asset value, end of period	$10.564	$13.963	$11.042	$5.874

Total return[3]	(14.93% )	27.77%	89.89%	(40.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$124,765	$78,907	$24,022	$162
Ratio of expenses to average net assets	0.52%	0.58%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.26%	1.30%	1.43%	3.90%
Ratio of net investment income to average net assets	3.10%	2.09%	2.06%	2.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.36%	1.37%	1.31%	(0.48% )
Portfolio turnover	58%	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Service Class
	12/31/11	Year Ended 12/31/10	12/31/09	6/18/08[1] to 12/31/08
Net asset value, beginning of period	$13.961	$11.044	$5.877	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.370	0.219	0.161	0.089
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.41)	2.808	5.096	(4.174)

Total from investment operations	(2.040)	3.027	5.257	(4.085)

Less dividends and distributions from:
Net investment income	(0.290)	(0.110)	(0.090)	(0.038)
Net realized gain on investments	(1.067)	—	—	—

Total dividends and distributions	(1.357)	(0.110)	(0.090)	(0.038)

Net asset value, end of period	$10.564	$13.961	$11.044	$5.877

Total return[3]	(15.15% )	27.44%	89.47%	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$165,869	$179,013	$95,757	$19,006
Ratio of expenses to average net assets	0.77%	0.83%	0.93%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.51%	1.55%	1.68%	4.15%
Ratio of net investment income to average net assets	2.85%	1.84%	1.81%	2.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.11%	1.12%	1.06%	(0.73% )
Portfolio turnover	58%	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–35

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Standard Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$10.340	$8.774	$6.560	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.252	0.256	0.183	0.192
Net realized and unrealized gain (loss) on investments	(0.012)	1.425	2.131	(3.593)

Total from investment operations	0.240	1.681	2.314	(3.401)

Less dividends and distributions from:
Net investment income	(0.172)	(0.115)	(0.100)	(0.039)

Total dividends and distributions	(0.172)	(0.115)	(0.100)	(0.039)

Net asset value, end of period	$10.408	$10.340	$8.774	$6.560

Total return[3]	2.32%	19.19%	35.32%	(34.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,306	$145,208	$698	$174
Ratio of expenses to average net assets	0.39%	0.41%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.59%	0.59%	0.61%	0.95%
Ratio of net investment income to average net assets	2.39%	2.63%	2.47%	4.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	2.45%	2.32%	3.51%
Portfolio turnover	45%	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–36

LVIP SSgA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Service Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$10.340	$8.775	$6.564	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.227	0.225	0.165	0.180
Net realized and unrealized gain (loss) on investments	(0.013)	1.431	2.127	(3.592)

Total from investment operations	0.214	1.656	2.292	(3.412)

Less dividends and distributions from:
Net investment income	(0.146)	(0.091)	(0.081)	(0.024)

Total dividends and distributions	(0.146)	(0.091)	(0.081)	(0.024)

Net asset value, end of period	$10.408	$10.340	$8.775	$6.564

Total return[3]	2.07%	18.90%	34.96%	(34.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$292,682	$306,257	$150,936	$37,381
Ratio of expenses to average net assets	0.64%	0.66%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.84%	0.86%	1.20%
Ratio of net investment income to average net assets	2.14%	2.38%	2.22%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	2.20%	2.07%	3.26%
Portfolio turnover	45%	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–37

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$12.858	$10.226	$6.839	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.343	0.363	0.243	0.184
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.627)	2.470	3.283	(3.278)

Total from investment operations	(0.284)	2.833	3.526	(3.094)

Less dividends and distributions from:
Net investment income	(0.208)	(0.201)	(0.139)	(0.067)

Total dividends and distributions	(0.208)	(0.201)	(0.139)	(0.067)

Net asset value, end of period	$12.366	$12.858	$10.226	$6.839

Total return[3]	(2.21% )	27.75%	51.66%	(30.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,326	$8,415	$2,049	$368
Ratio of expenses to average net assets	0.48%	0.51%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.81%	0.86%	1.35%
Ratio of net investment income to average net assets	2.76%	3.16%	2.93%	3.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.45%	2.86%	2.53%	2.56%
Portfolio turnover	55%	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–38

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Service Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$12.858	$10.228	$6.843	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.316	0.330	0.222	0.171
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.631)	2.472	3.281	(3.275)

Total from investment operations	(0.315)	2.802	3.503	(3.104)

Less dividends and distributions from:
Net investment income	(0.177)	(0.172)	(0.118)	(0.053)

Total dividends and distributions	(0.177)	(0.172)	(0.118)	(0.053)

Net asset value, end of period	$12.366	$12.858	$10.228	$6.843

Total return[3]	(2.45% )	27.43%	51.29%	(31.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,454	$98,695	$51,377	$13,653
Ratio of expenses to average net assets	0.73%	0.76%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.06%	1.11%	1.60%
Ratio of net investment income to average net assets	2.51%	2.91%	2.68%	3.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	2.61%	2.28%	2.31%
Portfolio turnover	55%	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–39

LVIP SSgA Funds

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of each Fund is to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in the foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP SSgA Funds–40

LVIP SSgA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2012 at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

Prior to May 1, 2011, LIAC had contractually agreed to waive its fee and/or reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding distribution fees), did not exceed specified percentage of average daily net assets of the Funds as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
0.80%	0.90%	0.60%	0.60%

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $50 million	0.18%	0.18%	0.18%	0.18%
On the next $50 million	0.06%	0.10%	0.05%	0.05%
On the next $400 million	0.06%	0.06%	0.05%	0.05%
In excess of $500 million	0.04%	0.05%	0.02%	0.02%
Minimum annual fee	$50,000	$50,000	$50,000	$50,000

LVIP SSgA Funds–41

LVIP SSgA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The above fees for LVIP SSgA Large Cap 100 Fund were effective October 1, 2011. Prior to October 1, 2011, the LVIP SSgA Large Cap 100 Fund paid the Sub-Advisor an annual fee based on the Fund’s average daily net asset as follows:

LVIP SSgA Large Cap 100 Fund
On the first $50 million	0.18%
On the next $50 million	0.10%
On the next $400 million	0.05%
In excess of $500 million	0.02%
Minimum annual fee	$50,000

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Administration fees	$29,808	$28,353	$49,336	$11,717
Legal fees	1,756	1,739	2,930	696

Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$92,330	$87,449	$141,431	$41,457
Distribution fees payable to LFD	29,960	35,420	62,105	19,915

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2011, Lincoln Life directly owned 0.04% of the Standard Class shares and 5.40% of the Service Class shares of the LVIP SSgA Developed International 150 Fund.

3. Investments

For year ended December 31, 2011, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Purchases	$294,035,961	$249,274,555	$285,166,956	$89,220,996
Sales	174,079,578	162,198,661	217,413,526	62,231,261

LVIP SSgA Funds–42

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cost of investments	$365,780,438	$334,056,573	$516,343,705	$132,659,194

Aggregate unrealized appreciation	$19,034,558	$18,314,718	$52,532,330	$11,195,422
Aggregate unrealized depreciation	(71,985,240)	(62,408,484)	(44,549,276)	(13,480,941)

Net unrealized appreciation (depreciation)	$(52,950,682)	$(44,093,766)	$7,983,054	$(2,285,519)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2011:

LVIP SSgA Developed International 150 Fund

Level 1
Common Stock	$303,936,616
Short-Term Investment	6,839,121
Preferred Stock	2,054,019

Total	$312,829,756

Futures Contract	$175,095

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 3	Total
Common Stock	$262,207,261	$—	$262,207,261
Short-Term Investment	2,884,070	—	2,884,070
Preferred Stock	18,103,285	6,768,191	24,871,476

Total	$283,194,616	$6,768,191	$289,962,807

LVIP SSgA Funds–43

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock
Balance as of 12/31/10	$—
Purchases	6,893,492
Net change in unrealized appreciation/depreciation	(125,301)

Balance as of 12/31/11	$6,768,191

Net change in unrealized appreciation/depreciation from investments still held as of 12/30/11	$(125,301)

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock	$504,622,507	$—	$504,622,507
Short-Term Investments	18,134,315	1,569,937	19,704,252

Total	$522,756,822	$1,569,937	$524,326,759

Futures Contract	$36,785	$—	$36,785

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock	$124,505,801	$—	$124,505,801
Short-Term Investments	5,186,918	680,956	5,867,874

Total	$129,692,719	$680,956	$130,373,675

Futures Contract	$153,992	$—	$153,992

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Year Ended December 31, 2011:
Ordinary income	$8,099,055	$26,795,743	$7,803,043	$1,913,977
Long-term capital gain	—	3,847,084	—	—

Total	$8,099,055	$30,642,827	$7,803,043	$1,913,977

Year Ended December 31, 2010:
Ordinary income	$2,437,603	$2,078,799	$4,148,549	$1,401,978

LVIP SSgA Funds–44

LVIP SSgA Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

In addition, The Funds declared an ordinary income consent dividend and long-term consent dividend for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Ordinary income	$11,882,692	$26,044,235	$4,725,123
Long-term	1,121,763	5,491,267	9,392,304

Total	$13,004,455	$31,535,502	$14,117,427

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Shares of beneficial interest	$353,372,497	$295,483,814	$475,715,709	$119,158,710
Undistributed ordinary income	15,306,176	32,439,834	30,323,602	7,361,854
Undistributed long-term capital gains	1,240,213	6,967,735	10,976,634	6,544,498
Post-October losses	(30,226)	—	—	—
Qualified late year losses	(39,685)	(160,029)	(10,565)	—
Unrealized appreciation (depreciation) of investments and foreign currencies	(52,965,253)	(44,097,829)	7,983,054	(2,285,519)

Net assets	$316,883,722	$290,633,525	$524,988,434	$130,779,543

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market on futures contracts, mark-to-market on foreign currency contracts, REITs and tax treatment of regulated investment companies.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, tax treatment of gain (loss) on foreign currency transactions and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Funds recorded the following reclassifications:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Undistributed net investment income	$(966,787)	$(44,526)	$(2,308,237)	$(783,391)
Accumulated net realized gain	(12,037,668)	44,526	(29,227,265)	(13,334,036)
Paid-in capital	13,004,455	—	31,535,502	14,117,427

LVIP SSgA Funds–45

LVIP SSgA Funds

Notes to Financial Statements (continued)

6. Capital Shares

	LVIP SSgA Developed International 150 Fund Year Ended		LVIP SSgA Emerging Markets 100 Fund Year Ended		LVIP SSgA Large Cap 100 Fund Year Ended		LVIP SSgA Small-Mid Cap 200 Fund Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
Shares sold :
Standard Class	16,806,834	11,834,110	7,622,573	4,629,406	13,396,054	14,280,015	2,732,043	581,060
Service Class	3,838,611	9,562,417	4,821,433	7,631,148	5,433,572	16,070,960	1,734,766	5,477,473
Shares issued upon reinvestment of dividends and distributions:
Standard Class	619,843	129,342	1,131,681	54,770	355,127	150,566	46,570	8,016
Service Class	458,801	162,474	1,567,896	100,029	391,786	259,319	107,944	103,218

	21,724,089	21,688,343	15,143,583	12,415,353	19,576,539	30,760,860	4,621,323	6,169,767

Shares repurchased:
Standard Class	(5,101,998)	(444,457)	(2,594,641)	(1,208,441)	(5,476,115)	(466,106)	(414,744)	(134,984)
Service Class	(2,640,344)	(1,713,130)	(3,510,759)	(3,578,895)	(7,325,375)	(3,910,851)	(1,961,353)	(2,928,012)

	(7,742,342)	(2,157,587)	(6,105,400)	(4,787,336)	(12,801,490)	(4,376,957)	(2,376,097)	(3,062,996)

Net increase	13,981,747	19,530,756	9,038,183	7,628,017	6,775,049	26,383,903	2,245,226	3,106,771

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–Each Fund may use futures in the normal course of pursuing their investment objectives and strategies. Each Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Funds–46

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume		Liability Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)
LVIP SSgA Developed International 150 Fund	$—	$11,224,246	$1,501,781	$—
LVIP SSgA Emerging Markets 100 Fund	287,595	—	163,256	—
LVIP SSgA Large Cap 100 Fund	—	16,015,115	—	—
LVIP SSgA Small-Mid Cap 200 Fund	—	3,974,589	—	—

8. Market Risk

Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invests in REITs and are subject to the risks associated with that industry. If the Funds holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2011. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP SSgA Funds–48

LVIP SSgA Funds

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, each Fund designates distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%
LVIP SSgA Emerging Markets 100 Fund	12.55%	87.45%	100.00%
LVIP SSgA Large Cap 100 Fund	0.00%	100.00%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Funds, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Funds–49

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2012. The Board noted that the investment management fees for each Fund were below the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Independent Trustees also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the LVIP SSgA Developed International 150 Fund’s return compared to the average return of its Lipper peer group of international value funds and the MSCI EAFE Net Index. The Board noted that the Fund’s return was below the average of its Lipper performance group and the benchmark index for the one year period and above the average of the Lipper performance group and the benchmark index for the three year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s return compared to the average return of its Lipper peer group of emerging markets funds and the MSCI Emerging Markets ND Index. The Board noted that the Fund’s return was above the average of its Lipper performance group for the one year and three year periods and above the performance of the benchmark index for both periods. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Large Cap 100 Fund’s return compared to the average return of its Lipper peer group of multi-cap value funds and the S&P 500 Daily Reinv. Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark, but was well above the average of the Lipper performance group and the benchmark for the three year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s return compared to the average return of its Lipper peer group of small-cap value funds and the Russell 2000 Index. The Board noted that the Fund’s return was below the average of its Lipper performance group and the benchmark for the one year period and above the average of the Lipper performance group and the benchmark for the three year period. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Funds were below or within range of the Lipper contractual sub-advisor fees expense group averages. The Board considered that the sub-advisory fee schedule for each Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for each Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Funds and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and the sub-advisory agreement for each Fund continues to be, fair and reasonable, and that the continuation of each such agreement is in the best interests of the respective Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement for each Fund.

LVIP SSgA Funds–50

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA Funds–51

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Seprate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel–Funds Management, Lincoln National Corporation; Formerly: Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–52

LVIP SSgA Global Tactical Allocation Fund

LVIP SSgA Global Tactical Allocation Fund

a series of Lincoln Variable Insurance

Products Trust

Annual Report

December 31, 2011

LVIP SSgA Global Tactical Allocation Fund

LVIP SSgA Global Tactical Allocation Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 0.22% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Global Tactical Composite1 returned 0.79%.

The final months of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena. Indeed, despite a number of solid rebounds during the fourth quarter, only a handful of MSCI equity benchmarks managed to finish higher for the year.

Healthy third-quarter earnings reports helped fuel a robust equity recovery from the depredations of the summer months, but the momentum dissipated shortly after European leaders announced on October 27 their latest plans for shoring up bank capital and supporting sovereign finances. Associated pressure for tough budget discipline compelled the prime ministers in Greece and Italy to step down in early November, and yields on their bonds soon embarked on another harrowing surge. Global equities looked ready to surrender their entire October rebound, but holiday shopping got off to a promising start in the US and major central banks coordinated fresh action on swap lines that would boost European access to dollar funding. Alas, rally enthusiasm again proved hard to sustain, dented by the possibility of rating downgrades across Europe. Investors expressed additional disappointment with the failure of both the European Central Bank and the US Federal Reserve to commit more explicitly to additional asset purchases. But several Spanish debt auctions showed a salutary decline in yields, and as trading activity ebbed in the second half of December, an uptick in German business confidence and notable declines in US jobless claims put equity buyers in a better mood. A substantial draw on three-year repo facilities from the ECB eased near-term liquidity fears, and share prices enjoyed a welcome pause for stability into the end of a daunting 2011. Most global averages still lost ground in December, though, and it took modest gains in US equities to lift the MSCI World Index2 of developed market equities to just below flat for the month. Pressured by currency weakness and growth concerns, emerging market equities continued to underperform.

Apart from the most beleaguered European borrowers, bonds had a relatively placid finish to the year. Yield levels and equity prices retained substantial correlation through the fourth quarter, but bond volatility tapered off just as share fluctuations slowly simmered down. The stunning surprise of 2011 remained firmly in place: fixed income produced generous positive returns, with long-duration government instruments leading the charge. The final quarter of the year served to reinforce the idea that short-term interest rates would stay low for a long time indeed, as the Bank of England expanded its quantitative easing program by £75 billion, and inflation figures began to ebb in the UK and many other countries. Despite sticky prices for crude oil, the behavior of metals and grains stayed benign, and actual rate cuts arrived in Europe, Israel, and Australia, as well as in several emerging nations. But bond selling could not gain any traction at longer maturities either. While fresh data releases made growth prospects in the US appear less daunting than many had begun to fear during the third quarter, doubts persisted about the resilience of emerging markets activity, and fiscal strains looked to weigh heavily on Europe in the quarters ahead. Even though unfavorable funding conditions contributed to caution on non-government issues during the final months of 2011, corporate bonds echoed government paper by ending the year with a strong month and a solid quarter. For the full year, broad bond benchmarks achieved returns in the mid to high single digits, with long-duration obligations doing twice that well or more.

•

US Equities — US Large Cap Equities outperformed US Small Cap Equities by a sizeable margin. Due to our consistent overweight to Large Cap Equities and underweight to Small Cap Equities, both asset classes added to our excess returns.

•

Non-US Equities — Our positioning favored emerging markets over non-US developed markets. Our underweight position to non-US developed markets was the best contributor to excess returns for the period.

•

Fixed Income — Fixed income was one of the best performing asset classes within the portfolio in 2011. Both US Investment grade and high yield outperformed US and non-US equities by a healthy margin. However, due to our positioning within fixed income contributions to excess return were mixed. Our underweight position to US investment grade hurt returns while overweight positions to US high yield and credit contributed to excess returns.

•	Commodities — Gold had a solid contribution to excess returns as we continued to opportunistically build our overweight in 2011.

Even though sluggish growth prospects and minimal short-term rates should prevent most bonds from losing too much ground in early 2012, investment-grade issues are beginning the year at yield levels far lower than those that prevailed at the start of 2011, suggesting that it will be difficult for most bonds to achieve another year of similarly generous returns. Bonds will have to rely even more on their relative stability to keep investors interested during 2012. Equities, on the other hand, have plenty of room to rebound from a lackluster 2011. Seasonal inflows and cautious positioning could give share prices a welcome boost as the New Year begins, especially if the recent trickle of earnings warnings do not converge into a wider stream. The potential for more aggressive central bank maneuvers

LVIP SSgA Global Tactical Allocation Fund–1

LVIP SSgA Global Tactical Allocation Fund

2011 Annual Report Commentary (continued)

should also contribute to broader support for equity prices. Still, growth concerns remain a critical risk. Troubled sovereigns in Europe may limit financial liquidity, and a rising dollar could drive similar restraint in Asia. Equity valuations therefore may find expansion difficult, particularly if corporate performance does not live up to what remain relatively buoyant expectations. On the other hand, a major contraction in valuations also seems unlikely, since many earnings yields should still look generous to strategic buyers and dividend payouts will continue to tempt income-oriented investors frustrated with the lack of cheapness in most bond markets. Assuming that financial vulnerabilities remain dormant during the opening stanza of 2012, the critical equity headwind to watch out for might be an excessively enthusiastic start to the year. This could unleash a burst of new equity issuance that might become burdensome if fresh financial or geopolitical strains pose a renewed threat to global confidence.

SSgA Multi Asset Class Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/05 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Global Tactical Allocation Fund shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,509 for the Standard Class shares and to $12,300 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 5/3/05 through 12/31/11. The same $10,000 investment would have increased to $14,235 and $14,514, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective close of business July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation Fund. This change in name coincided with changes to the Fund’s sub-advisor and investment strategy. The performance for the period July 30, 2010 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective July 30, 2010, the primary benchmark for the LVIP Global Tactical Allocation Fund changed from the Wilshire 5000 Total market Index SM to the Barclays Capital U.S. Aggregate Index. This is due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for Wilshire 5000 Total Market Index SM would have increased to $12,960.

Average Annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+0.22%
Five Years	–1.18%
Inception (5/3/05)	+3.42%

Service Class Shares
One Year	–0.04%
Five Years	–1.43%
Inception (5/3/05)	+3.16%

1

The Global Tactical Allocation Composite is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets Index (net dividends).

2	The MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

3	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued Investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4

The Wilshire 5000 Total Market IndexSM (formerly known as Wilshire 500 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is not available.

LVIP SSgA Global Tactical Allocation Fund–2

LVIP SSgA Global Tactical Allocation Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$956.80	0.30%	$1.48
Service Class Shares	1,000.00	955.40	0.55%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Global Tactical Allocation Fund–3

LVIP SSgA Global Tactical Allocation Fund

Security Type/Sector Allocation

As of December 31, 2011

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	60.25%
Equity Funds	24.92%
Fixed Income Fund	17.57%
International Equity Funds	17.76%
Unaffiliated Investment Companies	39.14%
Commodity Fund	3.08%
Equity Funds	12.66%
Fixed Income Funds	18.75%
International Equity Funds	4.65%
Short-Term Investment	0.72%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation Fund–4

LVIP SSgA Global Tactical Allocation Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–60.25%
Equity Funds–24.92%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	3,590,878	$37,373,854
LVIP SSgA S&P 500 Index Fund	3,796,078	33,769,908
LVIP SSgA Small-Cap Index Fund	87,910	1,496,753
LVIP SSgA Small-Mid Cap 200 Fund	307,633	3,804,189

		76,444,704

Fixed Income Fund–17.57%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	4,720,867	53,912,302

		53,912,302

International Equity Funds–17.76%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	3,777,638	27,633,421
LVIP SSgA Emerging Markets 100 Fund	804,726	8,501,128
LVIP SSgA International Index Fund	2,680,132	18,361,588

		54,496,137

Total Affiliated Investment Companies (Cost $185,918,035)		184,853,143

UNAFFILIATED INVESTMENT COMPANIES–39.14%
Commodity Fund–3.08%
†SPDR® Gold Shares ETF	62,090	9,437,059

		9,437,059

Equity Funds–12.66%
SPDR® S&P 500 ETF	230,473	28,924,362
SPDR® S&P 600 Small Cap ETF	325	21,473
SPDR® S&P MidCap 400 ETF	62,067	9,902,169

		38,848,004

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds–18.75%
iShares iBoxx Investment Grade Corporate Bond Fund	52,945	$6,023,023
SPDR® Barclays Capital Aggregate Bond ETF	209,164	12,108,504
SPDR® Barclays Capital High Yield Bond ETF	77,698	2,987,488
SPDR® Barclays Capital Intermediate Term Corporate Bond ETF	179,789	5,970,793
SPDR® Barclays Capital Short-Term Corporate Bond ETF	245	7,377
SPDR® Barclays Capital TIPS ETF	315,550	18,308,212
SPDR® DB International Government Inflation-Protected Bond ETF	213,548	12,120,984

		57,526,381

International Equity Funds–4.65%
SPDR® S&P Emerging Markets ETF	141,994	8,265,470
SPDR® S&P World ex-US ETF	275,178	5,996,129

		14,261,599

Total Unaffiliated Investment Companies (Cost $117,765,033)		120,073,043

SHORT-TERM INVESTMENT–0.72%
Money Market Mutual Fund–0.72%
Dreyfus Treasury & Agency Cash Management	2,220,709	2,220,709

Total Short-Term Investment (Cost $2,220,709)		2,220,709

TOTAL VALUE OF SECURITIES–100.11% (Cost $305,903,777)	307,146,895
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(321,722)

NET ASSETS APPLICABLE TO 30,095,655 SHARES OUTSTANDING–100.00%	$306,825,173

NET ASSET VALUE–LVIP SSgA GLOBAL TACTICAL ALLOCATION FUND STANDARD CLASS ($37,603,359 / 3,689,277 Shares)	$10.193

NET ASSET VALUE–LVIP SSgA GLOBAL TACTICAL ALLOCATION FUND SERVICE CLASS ($269,221,814 / 26,406,378 Shares)	$10.195

LVIP SSgA Global Tactical Allocation Fund–5

LVIP SSgA Global Tactical Allocation Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$350,575,412
Undistributed net investment income	4,897,596
Accumulated net realized loss on investments	(49,890,953)
Net unrealized appreciation of investments	1,243,118

Total net assets	$306,825,173

*	Standard Class shares.
†	Non income producing security.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–6

LVIP SSgA Global Tactical Allocation Fund

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in affiliated investment companies, at value	$184,853,143
Investments in unaffiliated investment companies, at value	122,293,752
Dividends receivable	536,792
Receivables for fund shares sold	215,420
Cash	375,947

TOTAL ASSETS	308,275,054

LIABILITIES:
Payables for investment companies purchased	1,249,833
Due to manager and affiliates	118,744
Payables for fund shares redeemed	68,277
Accrued expenses payable	13,027

TOTAL LIABILITIES	1,449,881

TOTAL NET ASSETS	$306,825,173

Investments in affiliated investment companies, at cost	$185,918,035
Investments in unaffiliated investment companies, at cost	$119,985,742

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–7

LVIP SSgA Global Tactical Allocation Fund

Statement of Operations

Year Ended December 31, 2011

LVIP SSgA Global Tactical Allocation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investment companies	$3,669,512
Dividends from unaffiliated investment companies	2,486,612

6,156,124

EXPENSES:
Management fees	522,576
Distribution expenses-Service Class	428,259
Accounting and administration expenses	69,251
Reports and statements to shareholders	58,039
Professional fees	20,971
Custodian fees	4,719
Trustees’ fees	4,604
Pricing fees	162
Other	7,363

Total operating expenses	1,115,944

NET INVESTMENT INCOME	5,040,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	548,295
Net realized gain distributions from unaffiliated investment companies	239,559
Net realized loss from sale of investments in affiliated investment companies	(2,214,209)
Net realized loss from sale of investments in unaffiliated investment companies	(1,949,246)

Net realized loss on investments	(3,375,601)
Net change in unrealized appreciation/depreciation of investments	(5,463,125)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,838,726)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,798,546)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,040,180	$1,521,484
Net realized gain (loss) on investments	(3,375,601)	12,160,812
Net change in unrealized appreciation/depreciation of investments	(5,463,125)	(4,463,374)

Net increase (decrease) in net assets resulting from operations	(3,798,546)	9,218,922

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(504,602)	(377,845)
Service Class	(2,482,035)	(611,120)

	(2,986,637)	(988,965)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,827,559	10,252,869
Service Class	255,025,917	21,527,577
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	504,602	377,845
Service Class	2,482,035	611,120

	265,840,113	32,769,411

Cost of shares repurchased:
Standard Class	(8,307,247)	(7,384,542)
Service Class	(63,926,873)	(15,215,796)

	(72,234,120)	(22,600,338)

Increase in net assets derived from capital share transactions	193,605,993	10,169,073

NET INCREASE IN NET ASSETS	186,820,810	18,399,030
NET ASSETS:
Beginning of year	120,004,363	101,605,333

End of year (including undistributed net investment income of $4,897,596 and $669,408, respectively)	$306,825,173	$120,004,363

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–8

LVIP SSgA Global Tactical Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Fund Standard Class
	Year Ended
	12/31/11	12/31/10[1]	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$10.313	$9.581	$8.228	$14.281	$13.153

Income (loss) from investment operations:
Net investment income[2]	0.272	0.154	0.108	0.158	0.106
Net realized and unrealized gain (loss) on investments	(0.252)	0.681	2.356	(5.831)	1.329

Total from investment operations	0.020	0.835	2.464	(5.673)	1.435

Less dividends and distributions from:
Net investment income	(0.140)	(0.103)	(0.618)	(0.068)	(0.124)
Net realized gain on investments	—	—	(0.493)	(0.312)	(0.183)

Total dividends and distributions	(0.140)	(0.103)	(1.111)	(0.380)	(0.307)

Net asset value, end of period	$10.193	$10.313	$9.581	$8.228	$14.281

Total return[3]	0.22%	8.74%	30.80%	(40.46% )	11.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,603	$37,960	$31,982	$41,070	$41,110
Ratio of expenses to average net assets[4]	0.33%	0.31%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.33%	0.39%	0.36%	0.33%	0.34%
Ratio of net investment income to average net assets	2.61%	1.59%	1.26%	1.38%	0.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.61%	1.51%	1.10%	1.30%	0.66%
Portfolio turnover	46%	140%	41%	25%	56%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–9

LVIP SSgA Global Tactical Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Fund Service Class
	Year Ended
	12/31/11	12/31/10[1]	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$10.315	$9.583	$8.233	$14.271	$13.144

Income (loss) from investment operations:
Net investment income[2]	0.244	0.130	0.087	0.129	0.071
Net realized and unrealized gain (loss) on investments	(0.251)	0.681	2.353	(5.821)	1.329

Total from investment operations	(0.007)	0.811	2.440	(5.692)	1.400

Less dividends and distributions from:
Net investment income	(0.113)	(0.079)	(0.597)	(0.034)	(0.090)
Net realized gain on investments	—	—	(0.493)	(0.312)	(0.183)

Total dividends and distributions	(0.113)	(0.079)	(1.090)	(0.346)	(0.273)

Net asset value, end of period	$10.195	$10.315	$9.583	$8.233	$14.271

Total return[3]	(0.04% )	8.48%	30.47%	(40.62% )	10.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$269,222	$82,044	$69,623	$79,077	$120,941
Ratio of expenses to average net assets[4]	0.58%	0.56%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.58%	0.64%	0.61%	0.58%	0.59%
Ratio of net investment income to average net assets	2.36%	1.34%	1.01%	1.13%	0.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.36%	1.26%	0.85%	1.05%	0.41%
Portfolio turnover	46%	140%	41%	25%	56%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–10

LVIP SSgA Global Tactical Allocation Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds including exchange-traded funds (ETFs) from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market securities.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC).

Prior to May 1, 2011, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.45% of the Fund’s average daily net assets.

LVIP SSgA Global Tactical Allocation Fund–11

LVIP SSgA Global Tactical Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (SSgA FM) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.15% of the first $200 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $200 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $20,903 and $1,264, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may owns different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. The investment managers for the Underlying Funds include LIAC, Dreyfus and SSgA FM.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$63,342
Distribution fees payable to LFD	55,402

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $291,422,296 and sales of $96,083,992 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $311,594,946. At December 31, 2011, net unrealized depreciation was $4,448,051, of which $7,529,308 related to unrealized appreciation of investments and $11,977,359 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Investment Companies	$304,926,186
Short-Term Investment	2,220,709

Total	$307,146,895

LVIP SSgA Global Tactical Allocation Fund–12

LVIP SSgA Global Tactical Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$2,986,637	$988,965

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$350,575,412
Undistributed ordinary income	4,897,596
Capital loss carryforwards	(44,199,784)
Unrealized depreciation of investments	(4,448,051)

Net assets	$306,825,173

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,174,645	$(2,174,645)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $40,556,592 expires in 2017 and $3,265,118 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short term	Long term
$378,074	$—

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	750,899	1,072,569
Service Class	24,467,394	2,202,395

LVIP SSgA Global Tactical Allocation Fund–13

LVIP SSgA Global Tactical Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued upon reinvestment of dividends and distributions:
Standard Class	50,313	37,252
Service Class	249,073	60,232

	25,517,679	3,372,448

Shares repurchased:
Standard Class	(792,604)	(767,341)
Service Class	(6,263,978)	(1,573,677)

	(7,056,582)	(2,341,018)

Net increase	18,461,097	1,031,430

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Global Tactical Allocation Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Global Tactical Allocation Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP SSgA Global Tactical Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP SSgA Global Tactical Allocation Fund–15

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were above the average investment management fee of the requested expense group of mixed-asset target allocation moderate funds underlying variable insurance products. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA Global Tactical Allocation Fund–16

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the LVIP SSgA Global Tactical Allocation Fund’s return compared to the average return of a Lipper peer group of mixed-asset target allocation moderate funds, and a blended index. The Board noted that the Fund’s return was above the average of the Lipper performance group for the one year period and that longer term performance was not relevant given the strategy change in August, 2010. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group average. The Board also considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be, fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Global Tactical Allocation Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA Global Tactical Allocation Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation Fund–19

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (12.38%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI EAFE® Index* (net dividends) returned (12.14%).

The first quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s performance benefited most positively from the health care, consumer staples and energy sectors while the financials, materials and industrials sectors contributed most negatively to the Fund. On an individual securities’ basis, the largest positive contributors to the relative performance of the fund during this period included GlaxoSmithKline PLC, Vodafone Group PLC, Royal Dutch Shell PLC (CL A), Royal Dutch Shell PLC (CL B) and British American Tobacco PLC. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included HSBC Holdings PLC, BHP Billiton Ltd., Rio Tinto PLC, Tokyo Electric Power Co. Inc. and Lloyds Banking Group PLC.

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked reasonably inline with the MSCI EAFE Index. The Fund may not always track the performance of the MSCI EAFE Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the Fund and the index are valued.

The Fund uses an indexing strategy and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, MSCI EAFE Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team

SSgA Funds Management, Inc.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

2011 Annual Report Commentary (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,223 for the Standard Class shares and to $7,157 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/11. The same $10,000 investment would have increased to $13,572. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average Annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–12.38%
Inception (5/1/08)	–8.48%

Service Class Shares
One Year	–12.59%
Inception (5/1/08)	–8.70%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada.

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$832.30	0.53%	$2.45
Service Class Shares	1,000.00	831.20	0.78%	3.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.53	0.53%	$2.70
Service Class Shares	1,000.00	1,021.27	0.78%	3.97

*	‘‘Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country	Percentage of Net Assets
Common Stock	96.59%
Australia	8.32%
Austria	0.22%
Belgium	0.90%
Bermuda	0.11%
China	0.12%
Denmark	1.01%
Finland	0.78%
France	8.39%
Germany	7.08%
Greece	0.08%
Hong Kong	2.67%
Ireland	0.28%
Israel	0.61%
Italy	2.08%
Japan	21.21%
Luxembourg	0.40%
Mexico	0.04%
Netherlands	2.55%
New Zealand	0.11%
Norway	0.74%
Portugal	0.19%
Republic of Mauritius	0.01%
Singapore	1.58%
Spain	3.09%
Sweden	2.90%
Switzerland	8.26%
United Kingdom	22.72%
United States	0.14%
Preferred Stock	0.47%
Warrant	0.00%
Short-Term Investment	1.62%
Total Value of Securities	98.68%
Receivables and Other Assets Net of Liabilities	1.32%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.69%
Air Freight & Logistics	0.38%
Airlines	0.15%
Auto Components	0.77%
Automobiles	3.12%
Beverages	2.14%
Biotechnology	0.32%
Building Products	0.60%

Sector	Percentage of Net Assets
Capital Markets	1.82%
Chemicals	3.46%
Commercial Banks	11.06%
Commercial Services & Supplies	1.00%
Communications Equipment	0.56%
Computers & Peripherals	0.35%
Construction & Engineering	0.79%
Construction Materials	0.56%
Consumer Finance	0.12%
Containers & Packaging	0.16%
Distributors	0.26%
Diversified Consumer Services	0.03%
Diversified Financial Services	1.07%
Diversified Telecommunication Services	3.29%
Electric Utilities	2.37%
Electrical Equipment	1.38%
Electronic Equipment, Instruments & Components	1.26%
Energy Equipment & Services	0.77%
Food & Staples Retailing	2.36%
Food Products	3.91%
Gas Utilities	0.86%
Health Care Equipment & Supplies	0.77%
Health Care Providers & Services	0.37%
Hotels, Restaurants & Leisure	1.09%
Household Durables	0.67%
Household Products	0.70%
Independent Power Producers & Energy Traders	0.12%
Industrial Conglomerates	1.75%
Insurance	3.79%
Internet & Catalog Retail	0.11%
Internet Software & Services	0.10%
IT Services	0.23%
Leisure Equipment & Products	0.27%
Life Sciences, Tools & Services	0.05%
Machinery	2.63%
Marine	0.28%
Media	1.57%
Metals & Mining	5.44%
Multiline Retail	0.36%
Multi-Utilities	0.98%
Office Electronics	0.67%
Oil, Gas & Consumable Fuels	8.02%
Paper & Forest Products	0.26%
Personal Products	0.39%
Pharmaceuticals	8.28%
Real Estate Investment Trusts	1.22%
Real Estate Management & Development	1.58%
Road & Rail	0.93%
Semiconductors & Semiconductor Equipment	0.42%
Software	0.87%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Specialty Retail	0.89%
Textiles, Apparel & Luxury Goods	1.15%
Tobacco	1.65%
Trading Companies & Distributors	1.14%
Transportation Infrastructure	0.35%
Water Utilities	0.06%
Wireless Telecommunication Services	2.29%
Total	97.06%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.95%
Vodafone Group	1.44%
HSBC Holdings	1.40%
BP	1.39%
Royal Dutch Shell Class A	1.39%
Novartis	1.37%
Roche Holding	1.22%
GlaxoSmithKline	1.20%
BHP Billiton	1.16%
Total	1.11%
Total	13.63%

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–96.59%
Australia–8.32%
AGL Energy	35,074	$514,045
Alumina	187,464	213,778
Amcor	80,908	596,618
AMP	189,197	787,550
Asciano	74,537	343,047
ASX	13,298	415,904
Australia & New Zealand Banking Group	189,594	3,980,916
Bendigo & Adelaide Bank	21,078	173,107
BHP Billiton	233,317	8,213,472
BlueScope Steel	142,338	58,958
Boral	39,036	143,727
Brambles	109,530	802,076
Caltex Australia	6,119	73,659
Campbell Brothers	4,887	244,861
CFS Retail Property Trust	143,966	248,101
Coca-Cola Amatil	42,956	505,672
Cochlear	4,358	276,343
Commonwealth Bank of Australia	113,491	5,713,110
Computershare	34,596	283,418
Crown	35,174	291,031
CSL	38,624	1,264,086
Dexus Property Group	371,672	315,506
†Echo Entertainment Group	54,513	200,154
Fairfax Media	184,130	135,590
Fortescue Metals Group	92,941	405,887
Goodman Group	538,282	313,801
GPT Group	133,322	418,610
=†GPT Group In-Specie	160,069	0
Harvey Norman Holdings	18,207	34,170
Iluka Resources	31,413	497,978
Incitec Pivot	122,511	389,677
Insurance Australia Group	156,310	476,401
Leighton Holdings	8,480	165,132
Lend Lease Group	42,397	310,469
†Lynas	134,215	143,445
Macquarie Group	26,500	644,777
Metcash	63,613	262,843
Mirvac Group	262,891	317,269
National Australia Bank	158,453	3,785,670
Newcrest Mining	56,636	1,714,564
OneSteel	111,595	79,894
Orica	27,588	683,947
Origin Energy	78,497	1,070,973
OZ Minerals	25,012	256,066
†Qantas Airways	92,082	137,498
QBE Insurance Group	80,149	1,061,542
QR National	129,007	451,241
Ramsay Health Care	6,834	134,757
Rio Tinto	32,037	1,975,780
Santos	65,300	817,455
Sonic Healthcare	28,367	327,259
SP AusNet	69,939	67,238
Stockland	178,199	581,387

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Australia (continued)
Suncorp Group	86,140	$738,275
Sydney Airport	12,794	34,806
TABCORP Holdings	32,472	90,665
Tatts Group	106,882	266,725
Telstra	320,102	1,090,190
Toll Holdings	38,164	164,716
Transurban Group	97,323	559,398
Wesfarmers	61,226	1,847,257
Wesfarmers PPS	11,584	352,464
Westfield Group	160,408	1,281,287
Westfield Retail Trust	216,770	552,037
Westpac Banking	228,405	4,672,025
Woodside Petroleum	46,625	1,460,137
Woolworths	89,397	2,294,912
WorleyParsons	14,683	385,487

		59,110,840

Austria–0.22%
Erste Group Bank	14,270	250,891
=†IMMOEAST	13,053	0
†IMMOFINANZ	59,120	177,510
OMV	12,340	374,347
Raiffeisen Bank International	3,424	88,915
Telekom Austria	20,565	245,871
Verbund	4,573	122,718
Vienna Insurance Group	2,788	110,484
Voestalpine	6,401	179,518

		1,550,254

Belgium–0.90%
Ageas	132,115	205,180
Anheuser-Busch InBev	58,673	3,592,087
*†Anhueser-Busch InBev VVPR Strip	1,896	2
Bekaert	2,805	89,975
Belgacom	9,273	290,907
Colruyt	4,717	178,564
Delhaize Group	7,641	429,231
Groupe Bruxelles Lambert	6,090	405,985
KBC Groep	13,468	169,614
Mobistar	2,160	113,189
Solvay Class A	4,460	367,454
UCB	5,996	252,278
Umicore	6,964	287,238

		6,381,704

Bermuda–0.11%
Seadrill	24,337	813,790

		813,790

☐China–0.12%
†Foxconn International Holdings	80,000	51,606
†Sands China	180,668	510,605

LVIP SSgA International Index Fund–6

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
China (continued)
†Wynn Macau	118,753	$298,159

		860,370

Denmark–1.01%
A.P. Moller-Maersk Class A	34	212,163
A.P. Moller-Maersk Class B	98	647,020
Carlsberg Class B	7,988	563,270
Coloplast Class B	1,444	207,668
†Danske Bank	48,562	616,801
DSV	12,064	216,348
Novo Nordisk Class B	31,074	3,570,792
Novozymes Class B	17,380	536,515
TDC	29,200	234,169
Tryg	2,515	139,686
†Vestas Wind Systems	15,780	170,342
†William Demant Holding	1,027	85,400

		7,200,174

Finland–0.78%
Elisa	9,307	194,288
Fortum	32,825	700,530
Kesko Class B	4,611	154,918
Kone Class B	11,597	601,854
Metso	7,815	289,771
Neste Oil	10,581	106,881
Nokia	259,593	1,267,261
Nokian Renkaat	6,545	210,747
Orion Class B	6,739	131,260
Pohjola Bank Class A	10,906	106,000
Sampo Class A	31,032	769,898
Sanoma	6,909	79,268
Stora Enso Class R	33,542	200,902
UPM-Kymmene	39,197	431,702
Wartsila	10,311	297,849

		5,543,129

France–8.39%
Accor	8,906	225,740
Aeroports de Paris	2,647	181,565
Air Liquide	20,801	2,573,345
†Alcatel-Lucent	173,360	270,806
Alstom	15,348	465,399
Arkema	4,212	298,179
AtoS	3,369	147,853
AXA	127,696	1,660,079
BIC	1,923	170,479
BNP Paribas	69,600	2,733,815
Bouygues	17,720	558,309
Bureau Veritas	3,230	235,349
Cap Gemini	11,242	351,295
Carrefour	42,456	967,884
Casino Guichard Perrachon	3,403	286,623
Christian Dior	4,080	483,732

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
France (continued)
Cie de Saint-Gobain	29,584	$1,135,802
†Cie Generalede Geophysique-Veritas	11,009	258,313
Cie Generale d’Optique Essilor International	14,756	1,041,753
Cie Generale des Etablissements Michelin Class B	13,041	770,887
CNP Assurances	9,963	123,500
Credit Agricole	71,689	404,520
Danone	42,786	2,689,498
Dassault Systemes	3,706	297,035
Edenred	12,021	295,905
EDF	18,045	439,052
Eiffage	2,962	71,704
Eurazeo	2,294	81,630
Eutelsat Communications	7,532	293,900
Fonciere Des Regions	1,859	119,334
France Telecom	136,193	2,138,927
GDF Suez	90,890	2,484,342
Gecina	1,448	121,810
Groupe Eurotunnel	32,072	218,330
ICADE	1,604	126,194
Iliad	1,324	163,384
Imerys	2,382	109,716
†JCDecaux	5,086	117,132
Klepierre	7,953	226,853
Lafarge	14,998	527,187
Lagardere	9,001	237,642
Legrand	14,803	476,077
L’Oreal	17,642	1,842,565
LVMH Moet Hennessy Louis Vuitton	18,400	2,605,173
Natixis	66,673	167,744
Neopost	2,205	148,564
Pernod-Ricard	14,613	1,355,244
Peugeot	11,580	181,491
PPR	5,616	804,229
Publicis Groupe	9,451	434,768
Renault	14,435	500,672
Safran	12,576	377,681
Sanofi	82,967	6,093,581
Schneider Electric	36,068	1,898,910
SCOR	12,848	300,300
Societe Generale	47,754	1,063,325
Societe Television Francaise 1	8,433	82,313
Sodexo	7,085	508,627
Suez Enviornnement	15,933	183,543
Technip	7,378	693,420
Thales	7,583	239,460
Total	154,879	7,917,553
Unibail-Rodamco	6,771	1,217,185
Vallourec	8,327	540,564
Veolia Environnement	26,564	291,157
Vinci	33,185	1,449,925

LVIP SSgA International Index Fund–7

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
France (continued)
Vivendi	91,105	$1,995,005
Wendel	2,129	141,901

		59,615,779

Germany–7.08%
Adidas	15,392	1,001,196
Allianz	32,905	3,147,505
Axel Springer	2,992	128,578
BASF	66,393	4,630,543
Bayer	59,871	3,827,762
Bayerische Motoren Werke	24,304	1,628,071
Beiersdorf	7,629	432,655
Brenntag	2,134	198,713
Celesio	6,726	106,547
†Commerzbank	265,799	448,228
†Continental	6,088	378,945
Daimler	66,340	2,912,277
Deutsche Bank	68,193	2,597,797
†Deutsche Boerse New	14,431	756,589
Deutsche Lufthansa	13,987	166,267
Deutsche Post	62,440	960,021
Deutsche Telekom	205,956	2,362,950
E.ON	130,675	2,819,223
Fraport	2,441	120,047
Fresenius	8,396	776,709
Fresenius Medical Care	15,354	1,043,235
GEA Group	10,729	303,398
Hannover Rueckversicherung	3,968	196,814
HeidelbergCement	10,675	453,013
Henkel	9,824	475,512
Hochtief	2,765	159,939
Infineon Technologies	81,042	610,009
K+S	12,730	575,313
†Kabel Deutschland Holding	6,883	349,326
Lanxess	5,097	263,861
Linde	12,361	1,838,925
MAN	4,826	429,087
Merck	4,906	489,090
Metro	9,834	358,906
Muenchener Rueckversicherungs Class R	13,048	1,600,523
RWE	32,562	1,144,152
Salzgitter	2,699	134,936
SAP	66,592	3,520,591
Siemens	59,376	5,681,877
Suedzucker	4,645	148,185
ThyssenKrupp	28,504	653,873
United Internet	8,011	143,076
Volkswagen	1,797	241,056
Wacker Chemie	1,070	86,065

		50,301,385

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Greece–0.08%
†Coca-Cola Hellenic Bottling	11,070	$189,830
Hellenic Telecommunications Organization	18,558	69,171
†National Bank of Greece	78,039	163,617
OPAP	14,109	124,715

		547,333

■Hong Kong–2.67%
AIA Group	618,600	1,931,483
ASM Pacific Technology	9,800	109,967
Bank of East Asia	117,966	446,553
BOC Hong Kong Holdings	274,500	650,323
Cathay Pacific Airways	96,000	164,643
Cheung Kong Holdings	102,000	1,213,504
Cheung Kong Infrastructure Holdings	36,000	210,903
CLP Holdings	141,000	1,199,115
First Pacific	154,000	160,214
†Galaxy Entertainment Group	98,000	179,682
Hang Lung Group	67,000	367,065
Hang Lung Properties	183,000	520,730
Hang Seng Bank	56,500	670,367
Henderson Land Development	58,529	290,889
†HKT Trust	4,435	2,604
Hong Kong & China Gas	350,206	811,643
Hong Kong Exchanges & Clearing	75,503	1,206,438
Hopewell Holdings	52,000	132,969
Hutchison Whampoa	156,000	1,306,596
Hysan Development	50,571	166,039
Kerry Properties	57,031	188,718
Li & Fung	420,000	777,638
Lifestyle International Holdings	49,000	108,011
Link REIT	166,868	614,481
MTR	110,339	357,303
New World Development	417,293	336,345
Noble Group	293,395	255,588
NWS Holdings	65,952	97,146
Orient Overseas International	10,000	58,391
PCCW	204,000	70,131
Power Assets Holdings	102,500	758,199
Shangri-La Asia	110,166	190,073
Sino Land	230,461	328,187
SJM Holdings	128,591	209,942
Sun Hung Kai Properties	103,259	1,294,294
Swire Pacific Class A	53,500	645,794
Wharf Holdings	113,000	510,687
Wheelock	77,000	190,750
Wing Hang Bank	7,131	58,441
Yue Yuen Industrial Holdings	66,000	208,624

		19,000,470

Ireland–0.28%
CRH	52,923	1,052,052
†Elan	31,357	435,042

LVIP SSgA International Index Fund–8

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Ireland (continued)
=†Irish Bank Resolution	3,965	$0
James Hardie Industries CDI	23,460	163,637
Kerry Group Class A	8,652	316,719

		1,967,450

Israel–0.61%
Bank Hapoalim	81,753	266,428
Bank Leumi Le-Israel	91,010	260,537
Bezeq Israeli Telecommunication	136,418	249,923
Cellcom Israel	2,396	40,067
Delek Group	167	31,428
Elbit Systems	504	20,697
Israel	107	66,821
Israel Chemicals	33,642	348,686
†Israel Discount Bank Class A	80,232	107,368
Mizrahi Tefahot Bank	5,265	41,625
†NICE Systems	2,914	99,095
Partner Communications	4,073	35,974
Teva Pharmaceutical Industries	68,857	2,771,588

		4,340,237

Italy–2.08%
A2A	87,916	82,662
Assicurazioni Generali	85,349	1,284,635
Atlantia	19,261	308,354
Autogrill	9,142	89,210
Banca Carige	55,447	106,204
Banca Monte dei Paschi di Siena	282,346	92,047
Banco Popolare	116,235	150,431
Enel	484,253	1,970,409
Enel Green Power	103,351	215,884
ENI	175,485	3,636,075
Exor	4,891	98,430
Fiat	46,144	212,004
†Fiat Industrial	57,501	493,018
Finmeccanica	26,558	98,233
Intesa Sanpaolo	739,792	1,238,927
Intesa Sanpaolo RSP	75,644	94,325
Luxottica Group	7,395	207,682
Mediaset	47,568	131,621
Mediobanca	30,575	175,929
Pirelli & C	16,813	141,545
Prysmian	12,874	159,867
Saipem	19,587	832,731
Snam Rete Gas	120,250	530,067
Telecom Italia	694,315	746,722
Telecom Italia RSP	454,161	406,740
Terna Rete Elettrica Nazionale	73,155	246,539
Unicredit	98,915	821,861
Unione di Banche Italiane SCpA	50,835	208,293

		14,780,445

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan–21.21%
ABC-Mart	900	$34,229
Advantest	13,900	132,390
Aeon	44,900	616,675
Aeon Credit Service	4,000	63,202
Aeon Mall	3,100	65,819
Air Water	7,000	89,137
Aisin Seiki	14,400	410,520
Ajinomoto	50,000	600,312
Alfresa Holdings	3,700	156,010
All Nippon Airways	43,000	120,127
Amada	29,000	183,888
Aozora Bank	23,000	63,358
Asahi Glass	75,000	629,548
Asahi Group Holdings	28,900	634,628
Asahi Kasei	94,000	566,736
Asics	12,200	137,599
Astellas Pharma	32,600	1,325,858
Bank of Kyoto	26,000	223,986
Bank of Yokohama	92,000	435,135
Benesse Holdings	3,900	188,767
Bridgestone	47,800	1,083,823
Brother Industries	18,600	228,391
Canon	82,800	3,668,763
Casio Computer	22,900	138,959
Central Japan Railway	111	937,500
Chiba Bank	58,000	373,805
Chiyoda	7,000	71,219
Chubu Electric Power	50,200	937,336
Chugai Pharmaceutical	17,300	285,261
Chugoku Bank	14,000	195,192
Chugoku Electric Power	22,600	396,146
Citizen Holdings	25,900	150,433
Coca-Cola West	2,400	41,632
Cosmo Oil	57,000	159,239
Credit Saison	8,100	162,400
Dai Nippon Printing	42,000	403,846
Daicel	25,000	152,352
Daido Steel	12,000	75,312
Daihatsu Motor	11,000	196,388
Dai-ichi Life Insurance	667	656,080
Daiichi Sankyo	49,600	983,493
Daikin Industries	17,600	482,079
Dainippon Sumitomo Pharma	6,600	75,211
Daito Trust Construction	5,400	463,098
Daiwa House Industry	36,000	429,418
Daiwa Securities Group	125,000	389,813
Dena	7,500	225,019
Denki Kagaku Kogyo	40,000	148,129
Denso	35,700	986,203
Dentsu	13,700	418,156
East Japan Railway	24,800	1,579,002
Eisai	18,600	769,764
Electric Power Development	9,100	242,044
†Elpida Memory	23,500	109,317

LVIP SSgA International Index Fund–9

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan (continued)
FamilyMart	5,100	$206,094
FANUC	14,000	2,142,931
Fast Retailing	3,900	709,459
Fuji Electric	24,000	65,800
Fuji Heavy Industries	46,000	277,937
FUJIFILM Holdings	34,200	810,117
Fujitsu	138,000	717,256
Fukuoka Financial Group	43,000	180,470
Furukawa Electric	52,000	119,595
Gree	5,200	179,189
GS Yuasa	29,000	156,003
Gunma Bank	32,000	175,884
Hachijuni Bank	34,000	193,945
Hakuhodo DY Holdings	850	48,818
Hamamatsu Photonics	3,500	122,473
Hino Motors	25,000	151,702
Hirose Electric	2,500	219,270
Hiroshima Bank	41,000	190,722
Hisamitsu Pharmaceutical	4,900	207,562
Hitachi	332,000	1,742,827
Hitachi Chemical	4,700	82,812
Hitachi Construction Machinery	8,900	149,875
Hitachi High-Technologies	2,500	54,249
Hitachi Metals	15,000	163,137
Hokkaido Electric Power	15,700	223,586
Hokuhoku Financial Group	101,000	196,856
Hokuriku Electric Power	13,300	248,338
Honda Motor	119,200	3,636,715
HOYA	32,300	695,860
Ibiden	6,500	128,547
Idemitsu Kosan	1,800	185,707
IHI	72,000	174,948
Inpex	161	1,014,618
Isetan Mitsukoshi Holdings	29,100	305,142
Isuzu Motors	90,000	416,320
ITOCHU	110,400	1,121,788
Itochu Techno-Solutions	1,000	44,893
Iyo Bank	20,000	197,505
J Front Retailing	40,000	193,347
Japan Petroleum Exploration	1,000	39,111
Japan Prime Realty Investment	57	134,279
Japan Real Estate Investment	36	280,665
Japan Retail Fund Investment	129	191,086
Japan Steel Works	26,000	180,743
Japan Tobacco	331	1,556,939
JFE Holdings	34,100	617,664
JGC	16,000	384,200
Joyo Bank	55,000	242,983
JS Group	20,000	383,316
JSR	14,100	260,161
JTEKT	17,800	175,086
Jupiter Telecommunications	75	76,014
JX Holdings	165,210	998,215
Kajima	67,000	205,457

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan (continued)
Kamigumi	20,000	$172,557
Kaneka	27,000	143,841
Kansai Electric Power	55,200	847,079
Kansai Paint	18,000	160,681
Kao	38,700	1,057,512
Kawasaki Heavy Industries	110,000	274,428
Kawasaki Kisen Kaisha	67,000	121,011
KDDI	201	1,292,814
Keikyu	36,000	323,233
Keio	45,000	317,503
Keisei Electric Railway	23,000	169,153
Keyence	3,040	733,139
Kikkoman	7,000	80,405
Kinden	5,000	42,230
Kintetsu	122,000	477,157
Kirin Holdings	61,000	741,892
Kobe Steel	191,000	295,335
Koito Manufacturing	9,000	126,299
Komatsu	69,700	1,629,292
Konami	7,300	218,640
Konica Minolta Holdings	37,500	279,691
Kubota	86,000	720,764
Kuraray	26,300	374,201
Kurita Water Industries	6,200	161,123
Kyocera	11,300	908,875
Kyowa Hakko Kirin	14,000	171,362
Kyushu Electric Power	30,300	433,870
Lawson	3,400	212,279
Mabuchi Motor	1,000	41,645
Makita	8,600	278,360
Marubeni	122,000	743,477
Marui Group	20,900	162,942
Maruichi Steel Tube	1,500	33,465
†Mazda Motor	83,000	146,674
McDonald’s Holdings Japan	6,100	164,627
Medipal Holdings	14,100	147,302
MEIJI Holdings	5,734	238,047
Miraca Holdings	2,900	115,495
Mitsubishi	103,300	2,087,208
Mitsubishi Chemical Holdings	100,500	553,690
Mitsubishi Electric	141,000	1,352,105
Mitsubishi Estate	91,000	1,359,797
Mitsubishi Gas Chemical	31,000	171,998
Mitsubishi Heavy Industries	224,000	954,678
Mitsubishi Logistics	4,000	44,439
Mitsubishi Materials	61,000	165,657
†Mitsubishi Motors	295,000	348,818
Mitsubishi Tanabe Pharma	17,400	275,379
Mitsubishi UFJ Financial Group	929,600	3,949,834
Mitsubishi UFJ Lease & Finance	4,740	187,851
Mitsui	128,000	1,990,852
Mitsui Chemicals	70,000	213,747
Mitsui Fudosan	57,000	831,003
Mitsui OSK Lines	88,000	340,748

LVIP SSgA International Index Fund–10

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan (continued)
Mizuho Financial Group	1,676,920	$2,266,108
MS&AD Insurance Group Holdings	41,954	777,370
Murata Manufacturing	15,000	770,855
Nabtesco	7,900	144,019
Namco Bandai Holdings	15,600	222,162
†NEC	198,000	401,351
NGK Insulators	20,000	237,526
NGK Spark Plug	13,000	161,318
NHK Spring	6,000	53,170
Nidec	8,100	704,119
Nikon	25,500	567,918
Nintendo	7,300	1,005,457
Nippon Building Fund	41	335,629
Nippon Electric Glass	31,000	306,939
Nippon Express	66,000	257,277
Nippon Meat Packers	15,000	186,331
Nippon Paper Group	8,500	185,551
Nippon Sheet Glass	73,000	136,590
Nippon Steel	375,000	935,551
Nippon Telegraph & Telephone	35,100	1,794,679
Nippon Yusen	117,000	299,493
Nishi-Nippon City Bank	56,000	160,811
Nissan Motor	182,700	1,642,781
Nisshin Seifun Group	15,000	181,848
Nisshin Steel	23,000	35,265
Nissin Food Holdings	4,800	188,046
Nitori Holdings	2,900	272,063
Nitto Denko	12,400	443,732
NKSJ Holdings	27,875	546,924
NOK	9,500	163,312
Nomura Holdings	259,600	785,951
Nomura Real Estate Holdings	4,300	64,031
Nomura Real Estate Office Fund	26	133,615
Nomura Research Institute	8,200	185,395
NSK	25,000	162,422
NTN	39,000	157,095
NTT Data	97	309,805
NTT DoCoMo	1,125	2,068,445
NTT Urban Development	45	30,698
Obayashi	51,000	226,637
Odakyu Electric Railway	47,000	454,366
OJI Paper	65,000	333,615
Olympus	16,400	215,655
Omron	15,600	313,581
Ono Pharmaceutical	6,300	353,638
Oracle Japan	3,800	125,761
Oriental Land	3,800	401,429
ORIX	7,780	642,942
Osaka Gas	140,000	553,015
Otsuka	700	48,207
Otsuka Holdings	18,900	531,440
Panasonic	161,000	1,368,165
Rakuten	541	582,053
Resona Holdings	140,600	619,327

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan (continued)
Ricoh	51,000	$444,660
Rinnai	2,600	186,149
Rohm	7,400	345,192
Sankyo	4,500	227,748
Sanrio	3,200	164,449
Santen Pharmaceutical	6,200	255,379
SBI Holdings	1,857	136,090
Secom	15,600	719,595
Sega Sammy Holdings	16,200	350,060
Seiko Epson	10,900	144,890
Sekisui Chemical	34,000	280,535
Sekisui House	44,000	390,489
Seven & I Holdings	55,000	1,532,939
Seven Bank	25,000	49,051
Sharp	75,000	655,860
Shikoku Electric Power	13,900	398,433
Shimadzu	11,000	93,191
Shimamura	1,800	184,070
Shimano	5,800	281,861
Shimizu	47,000	197,258
Shin-Etsu Chemical	30,000	1,477,391
Shinsei Bank	81,000	84,200
Shionogi	22,800	292,999
Shiseido	27,000	496,427
Shizuoka Bank	44,000	463,669
Showa Denko	119,000	241,216
Showa Shell Sekiyu	6,300	42,486
SMC	4,000	645,530
Softbank	63,700	1,876,402
Sojitz	60,900	94,167
Sony	73,400	1,318,072
Sony Financial Holdings	9,500	139,982
Square Enix Holdings	2,500	49,084
Stanley Electric	11,900	174,882
†Sumco	3,500	25,877
Sumitomo	82,700	1,119,717
Sumitomo Chemical	118,000	430,847
Sumitomo Electric Industries	55,900	608,682
Sumitomo Heavy Industries	31,000	180,860
Sumitomo Metal Industries	252,000	458,420
Sumitomo Metal Mining	39,000	501,182
Sumitomo Mitsui Financial Group	98,500	2,744,075
Sumitomo Mitsui Trust Holdings	230,460	676,767
Sumitomo Realty & Development	27,000	472,921
Sumitomo Rubber Industries	15,100	181,294
Suruga Bank	17,000	152,196
Suzuken	5,900	163,599
Suzuki Motor	25,300	523,358
Sysmex	3,800	123,836
T&D Holdings	43,800	408,064
Taisei	82,000	207,770
†Taisho Pharmaceutical Holdings	3,000	231,549
Taiyo Nippon Sanso	22,000	153,508
Takashimaya	22,000	159,226

LVIP SSgA International Index Fund–11

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Japan (continued)
Takeda Pharmaceutical	58,000	$2,547,297
TDK	9,400	416,502
Teijin	73,000	224,805
Terumo	12,600	593,490
THK	6,100	120,240
Tobu Railway	78,000	398,311
Toho	9,400	167,578
Toho Gas	33,000	210,109
Tohoku Electric Power	34,200	328,402
Tokio Marine Holdings	52,900	1,171,966
†Tokyo Electric Power	108,400	257,760
Tokyo Electron	12,800	651,143
Tokyo Gas	188,000	864,761
Tokyu	86,000	423,519
Tokyu Land	19,000	71,843
TonenGeneral Sekiyu	23,000	251,338
Toppan Printing	43,000	316,242
Toray Industries	109,000	780,392
Toshiba	295,000	1,207,445
Tosoh	43,000	115,099
TOTO	24,000	185,239
Toyo Seikan Kaisha	12,300	167,814
Toyo Suisan Kaisha	7,000	169,634
Toyoda Gosei	2,200	35,075
Toyota Boshoku	3,100	32,345
Toyota Industries	13,700	372,940
Toyota Motor	200,700	6,689,130
Toyota Tsusho	16,600	293,563
Trend Micro	8,200	245,169
Tsumura	5,400	159,278
Ube Industries	84,000	230,301
Unicharm	8,600	424,077
Ushio	9,700	140,156
USS	1,980	179,064
West Japan Railway	12,700	551,995
Yahoo Japan	1,114	358,837
Yakult Honsha	8,200	258,381
Yamada Denki	6,200	422,141
Yamaguchi Financial Group	17,000	162,357
Yamaha	13,200	121,091
Yamaha Motor	21,600	273,368
Yamato Holdings	29,800	502,217
Yamato Kogyo	1,600	45,946
Yamazaki Baking	10,000	131,367
Yaskawa Electric	10,000	85,109
†Yokogawa Electric	18,000	162,552

		150,784,192

Luxembourg–0.40%
ArcelorMittal	58,751	1,074,381
Millicom International Cellular SDR	5,684	569,470

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Luxembourg (continued)
SES FDR	22,384	$537,237
Tenaris	35,406	654,345

		2,835,433

Mexico–0.04%
Fresnillo	13,560	321,618

		321,618

Netherlands–2.55%
†AEGON	128,956	517,541
Akzo Nobel	17,299	836,429
ASML Holding	31,756	1,334,678
Corio	3,739	162,615
Delta Lloyd	7,533	126,740
European Aeronautic Defence & Space	30,136	941,899
Fugro CVA	3,975	230,960
Heineken	19,104	884,392
Heineken Holding	7,012	286,949
†ING Groep CVA	280,658	2,019,545
Koninklijke Ahold	85,497	1,151,316
Koninklijke Boskalis Westminster	4,717	173,314
Koninklijke DSM	11,571	536,860
Koninklijke KPN	111,544	1,334,610
Koninklijke Philips Electronics	73,756	1,554,008
Koninklijke Vopak	4,488	237,127
†QIAGEN	14,565	200,753
Randstad Holding	7,019	207,660
Reed Elsevier	51,349	598,568
SBM Offshore	10,708	220,624
TNT Express	22,161	165,603
Unilever CVA	118,914	4,089,083
Wolters Kluwer	18,530	320,273

		18,131,547

New Zealand–0.11%
Auckland International Airport	49,600	97,294
Contact Energy	17,092	70,114
Fletcher Building	53,523	255,807
Sky City Entertainment Group	32,242	86,334
Telecom New Zealand	148,971	240,035

		749,584

Norway–0.74%
Aker Solutions	11,252	118,424
DnB NOR	72,242	707,183
Gjensidige Forsikring	13,849	160,460
Norsk Hydro	57,087	264,764
Orkla	58,255	434,881
Statoil	82,110	2,107,267
Telenor	55,022	902,445
Yara International	14,045	563,571

		5,258,995

LVIP SSgA International Index Fund–12

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Portugal–0.19%
Banco Espirito Santo Class R	39,220	$68,524
Cimpor Cimentos de Portugal	16,162	111,215
EDP	143,580	444,298
Galp Energia Class B	14,055	207,002
†Jeronimo Martins	13,481	223,149
Portugal Telecom	50,970	293,546

		1,347,734

Republic of Mauritius–0.01%
†Essar Energy	24,876	66,227

		66,227

Singapore–1.58%
Ascendas Real Estate Investment Trust	95,000	134,025
CapitaLand	195,000	332,228
CapitaMall Trust	151,000	197,895
CapitaMalls Asia	69,000	60,109
City Developments	38,000	260,725
ComfortDelGro	168,000	183,263
Cosco Singapore	48,000	32,379
DBS Group Holdings	129,645	1,151,379
Fraser & Neave	70,000	334,580
†Genting Singapore	454,800	529,428
†Global Logistic Properties	96,000	129,885
Golden Agri-Resources	520,137	286,704
Hutchison Port Holdings Trust	408,400	253,208
Jardine Cycle & Carriage	8,000	296,774
Keppel	105,815	758,647
Keppel Land	33,410	57,179
Neptune Orient Lines	24,750	21,465
Olam International	107,532	176,574
Oversea-Chinese Banking	187,728	1,133,185
SembCorp Industries	77,000	240,412
SembCorp Marine	67,000	197,309
Singapore Airlines	41,000	321,135
Singapore Exchange	65,000	307,173
Singapore Press Holdings	117,000	332,830
Singapore Technologies Engineering	119,000	246,779
Singapore Telecommunications	582,000	1,386,410
StarHub	58,000	130,116
United Overseas Bank	91,544	1,077,652
UOL Group	22,000	67,841
Wilmar International	143,000	551,208
Yangzijiang Shipbuilding Holdings	88,000	61,735

		11,250,232

Spain–3.09%
Abertis Infraestructuras	24,578	392,521
Acciona	1,760	151,997
Acerinox	7,991	102,489
ACS	8,744	259,148

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Spain (continued)
Amadeus IT Holding	22,060	$357,875
Banco Bilbao Vizcaya Argentaria	331,805	2,868,539
Banco de Sabadell	69,107	262,412
Banco de Valencia	109	87
Banco Popular Espanol	57,785	263,244
Banco Santander	607,934	4,618,446
†Bankia	51,755	240,798
Bankinter	18,875	116,033
CaixaBank	46,759	229,656
†Distribuidora Internacional de Alimentacion	41,108	185,941
†EDP Renovaveis	17,951	109,842
Enagas	11,108	205,433
Ferrovial	22,280	268,884
Fomento de Construcciones y Contratas	4,302	111,576
Gas Natural SDG	24,468	420,056
†Grifols	10,003	168,296
Iberdrola	274,138	1,716,826
Inditex	15,963	1,307,321
Indra Sistemas	4,061	51,701
Mapfre	51,669	164,166
Red Electrica	6,687	286,155
Repsol YPF	58,261	1,789,652
Telefonica	299,035	5,180,143
Zardoya Otis	10,940	150,081

		21,979,318

Sweden–2.90%
Alfa Laval	25,478	482,753
Assa Abloy Class B	23,589	591,606
Atlas Copco Class A	49,373	1,061,777
Atlas Copco Class B	29,247	555,867
Boliden	15,984	233,418
Electrolux Class B	14,379	229,202
Ericsson LM Class B	221,323	2,264,027
Getinge Class B	15,281	387,240
Hennes & Mauritz Class B	75,101	2,414,957
Hexagon Class B	14,758	220,661
Holmen Class B	2,300	66,072
Husqvarna Class B	21,515	99,133
Industrivarden Class C	9,357	111,625
Investor Class B	33,937	633,170
Kinnevik Investment Class B	15,809	308,046
†Lundin Petroleum	16,110	396,076
Modern Times Group Class B	3,149	150,448
Nordea Bank	193,331	1,495,903
Ratos Class B	15,278	179,263
Sandvik	74,286	911,567
Scania Class B	19,826	293,844
Securitas Class B	20,522	177,128
Skandinaviska Enskilda Banken Class A	105,466	614,371

LVIP SSgA International Index Fund–13

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Sweden (continued)
Skanska Class B	30,282	$501,616
SKF Class B	29,100	615,654
SSAB Class A	7,000	61,689
Svenska Cellulosa Class B	43,218	640,541
Svenska Handelsbanken Class A	36,064	948,494
Swedbank Class A	59,953	776,631
Swedish Match	15,930	565,485
Tele2 Class B	23,857	464,172
TeliaSonera	158,936	1,080,120
Volvo Class A	1,259	13,894
Volvo Class B	99,991	1,094,052

		20,640,502

Switzerland–8.26%
†ABB	159,156	2,995,878
†Actelion	6,509	223,492
†Adecco	10,048	420,962
Aryzta	4,978	240,619
Baloise Holding	2,764	189,515
†Barry Callebaut	131	129,082
Cie Financiere Richemont Class A	38,084	1,926,400
†Credit Suisse Group	83,664	1,965,892
†GAM Holding	13,541	147,052
†Geberit	2,827	544,783
†Givaudan	621	591,743
†Holcim	18,021	964,126
†Julius Baer Group	15,446	604,191
Kuehne & Nagel International Class R	4,051	455,023
Lindt & Spruengli Class R	7	233,942
Lindt & Spruengli PC	59	175,508
†Lonza Group	3,106	183,533
Nestle	240,611	13,833,370
Novartis	170,245	9,733,463
Pargesa Holding Bearer Shares	1,885	123,426
Partners Group Holding	966	168,568
Roche Holding	51,260	8,688,413
Schindler Holding	1,728	200,718
Schindler Holding PC	3,683	428,981
SGS	406	672,164
Sika Bearer Shares	118	222,369
Sonova Holding	3,033	317,266
STMicrolectronics	49,401	293,525
Straumann Holding Class R	600	103,551
Sulzer	1,547	165,365
Swatch Group	2,270	849,513
Swatch Group Bearer Shares	2,713	180,819
†Swiss Life Holding	2,364	217,460
†Swiss Re	25,788	1,314,316
Swisscom	1,725	653,636
†Syngenta	6,939	2,031,648
Transocean	25,508	985,015

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Switzerland (continued)
†UBS	263,987	$3,142,267
†Zurich Financial Services	10,606	2,399,548

		58,717,142

United Kingdom–22.72%
3i Group	75,122	211,197
Admiral Group	16,475	218,025
Aggreko	19,866	622,383
AMEC	20,263	285,622
Anglo American	95,777	3,539,134
Antofagasta	29,440	555,591
ARM Holdings	99,345	913,501
Associated British Foods	26,894	462,428
AstraZeneca	99,682	4,606,224
Aviva	210,339	982,741
Babcock International Group	27,622	315,558
BAE Systems	251,085	1,111,884
Balfour Beatty	44,335	182,350
Barclays	855,390	2,339,061
BG Group	244,756	5,233,002
BHP Billiton	154,520	4,506,154
BP	1,384,920	9,905,940
British American Tobacco	143,371	6,804,324
British Land	63,275	454,554
British Sky Broadcasting Group	84,049	956,272
BT Group	570,993	1,693,082
Bunzl	25,457	349,543
Burberry Group	32,408	596,502
†Cairn Energy	105,119	433,171
Capita	46,346	452,438
Capital Shopping Centres Group	35,665	173,004
Carnival	13,895	458,842
Centrica	379,765	1,706,494
Cobham	73,219	208,576
Compass Group	138,822	1,317,470
Diageo	181,268	3,960,064
Eurasian Natural Resources	16,921	167,026
Experian	74,115	1,007,868
G4S	106,569	449,906
GKN	118,948	338,103
GlaxoSmithKline	371,728	8,496,242
Glencore International	52,186	317,747
Hammerson	43,018	240,544
HSBC Holdings	1,301,604	9,927,639
ICAP	43,171	232,615
Imperial Tobacco Group	74,034	2,800,087
Inmarsat	29,842	187,587
Intercontinental Hotels Group	17,895	321,593
†International Consolidated Airlines Group	21,402	49,000
†International Consolidated Airlines Group (London Stock Exchange)	60,078	135,290

LVIP SSgA International Index Fund–14

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
United Kingdom (continued)
International Power	114,030	$597,239
Intertek Group	9,816	310,270
Invensys	50,840	166,621
Investec	30,521	160,709
ITV	284,266	300,907
Johnson Matthey	16,281	464,296
Kazakhmys	16,595	238,945
Kingfisher	177,585	691,516
Ladbrokes	6	12
Land Securities Group	57,893	571,456
Legal & General Group	436,327	696,701
†Lloyds Banking Group	2,828,201	1,137,982
London Stock Exchange Group	10,351	127,818
Lonmin	10,358	157,668
Man Group	141,844	276,941
Marks & Spencer Group	118,397	571,929
Meggitt	56,265	308,325
National Grid	255,420	2,479,569
Next	13,061	555,255
Old Mutual	415,239	873,934
Pearson	59,775	1,123,431
Petrofac	16,290	364,608
Prudential	186,967	1,854,245
Randgold Resources	6,748	690,196
Reckitt Benckiser Group	45,470	2,245,916
Reed Elsevier	90,195	727,095
Resolution	112,860	440,704
Rexam	66,948	366,866
Rio Tinto	102,919	4,995,592
Rolls-Royce Holdings	137,634	1,595,868
†Royal Bank of Scotland Group	1,324,659	415,209
Royal Dutch Shell Class A	267,637	9,856,416
Royal Dutch Shell Class B	194,356	7,408,219
RSA Insurance Group	271,302	443,313
SABMiller	69,928	2,461,774
Sage Group	83,285	380,584
Sainsbury (J.)	92,236	433,951
Schroders	7,443	151,909
Segro	46,812	151,602
Serco Group	29,181	214,842
Severn Trent	18,008	418,445
Shire	41,162	1,434,059
Smith & Nephew	66,429	645,396
Smiths Group	29,619	420,952
SSE	68,953	1,382,677
Standard Chartered	172,177	3,768,144
Standard Life	177,445	568,597
†Subsea 7	21,254	394,438
Tate & Lyle	33,834	370,233
TESCO	582,879	3,652,662
TUI Travel	40,298	103,779
Tullow Oil	66,489	1,447,902

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
United Kingdom (continued)
Unilever	94,010	$3,158,435
United Utilities Group	51,295	482,824
Vedanta Resources	7,781	122,671
Vodafone Group	3,690,474	10,254,958
Weir Group	15,946	503,288
Whitbread	10,769	261,609
WM Morrison Supermarkets	166,717	844,705
Wolseley	21,696	718,469
WPP	94,388	990,338
Xstrata	152,449	2,315,820

		161,497,212

United States–0.14%
Sims Metal Management	13,534	175,100
#Synthes 144A	4,821	808,419

		983,519

Total Common Stock (Cost $697,307,129)		686,576,615

rPREFERRED STOCK–0.47%
Germany–0.47%
Bayerische Motoren Werke 3.29%	3,409	161,256
Henkel 1.58%	13,220	762,905
Porsche Automobil Holding 1.77%	11,376	608,789
ProSiebenSat.1 Media	5,778	105,550
RWE 13.28%	2,960	97,437
Volkswagen 1.79%	10,616	1,590,315

Total Preferred Stock (Cost $3,183,419)		3,326,252

rWARRANT– 0.00%
Singapore–0.00%
†Golden Agri-Resources CW12 exercise price SGD 0.54, expiration date 7/23/12	6,343	797

Total Warrant (Cost $0)		797

SHORT-TERM INVESTMENT–1.62%
Money Market Mutual Fund–1.62%
Dreyfus Treasury & Agency Cash Management Fund	11,541,066	11,541,066

Total Short-Term Investment (Cost $11,541,066)		11,541,066

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–98.68% (Cost $712,031,614)	$701,444,730

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.32%**	9,370,139

NET ASSETS APPLICABLE TO 103,737,505 SHARES OUTSTANDING–100.00%	$710,814,869

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($497,413,601 / 72,604,906 Shares)	$6.851

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($213,401,268 / 31,132,599 Shares)	$6.855

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unauthorization–no par)	$744,173,068
Undistributed net investment income	3,226,103
Accumulated net realized loss on investments	(26,130,819)
Net unrealized depreciation of investments and foreign currencies	(10,453,483)

Total net assets	$710,814,869

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $808,419, which represented 0.11% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

**	Includes $1,818,000 pledged as collateral for futures contracts.

The following futures contract was outstanding at December 31, 2011:1

Futures Contract

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
303 EMINI MSCI EAFE Index	$21,126,214	$21,352,410	3/16/12	$226,196

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

PPS–Partially Protected Shares

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SCpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

SGD–Singapore Dollar

USD–United States Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund

Statement of Operations

Year Ended December 31, 2011

LVIP SSgA International Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$18,851,294
Foreign tax withheld	(1,333,494)

17,517,800

EXPENSES:
Management fees	2,153,867
Distribution expenses-Service Class	554,970
Accounting and administration expenses	244,544
Custodian fees	229,967
Index fees	208,518
Pricing fees	158,894
Reports and statements to shareholders	58,774
Professional fees	31,244
Trustees’ fees	13,381
Other	42,995

3,697,154
Less expenses waived/reimbursed	(219,528)

Total operating expenses	3,477,626

NET INVESTMENT INCOME	14,040,174

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(17,765,239)
Foreign currencies	219,657
Futures contracts	(3,049,005)

Net realized loss	(20,594,587)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(61,201,840)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(81,796,427)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(67,756,253)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,040,174	$6,183,375
Net realized loss on investments and foreign currencies	(20,594,587)	(3,439,856)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(61,201,840)	27,079,244

Net increase (decrease) in net assets resulting from operations	(67,756,253)	29,822,763

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,310,507)	(2,269,203)
Service Class	(2,535,183)	(2,375,524)

	(9,845,690)	(4,644,727)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	531,380,932	88,240,176
Service Class	48,281,177	118,185,794
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,310,507	2,269,203
Service Class	2,535,183	2,375,524

	589,507,799	211,070,697

Cost of shares repurchased:
Standard Class	(181,741,870)	(25,262,481)
Service Class	(29,012,844)	(26,416,249)

	(210,754,714)	(51,678,730)

Increase in net assets derived from capital share transactions	378,753,085	159,391,967

NET INCREASE IN NET ASSETS	301,151,142	184,570,003
NET ASSETS:
Beginning of year	409,663,727	225,093,724

End of year (including undistributed net investment income of $3,226,103 and $1,058,568, respectively)	$710,814,869	$409,663,727

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Standard Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$7.932	$7.511	$5.959	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.201	0.163	0.157	0.116
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.180)	0.364	1.502	(4.098)

Total from investment operations	(0.979)	0.527	1.659	(3.982)

Less dividends and distributions from:
Net investment income	(0.102)	(0.106)	(0.107)	(0.059)

Total dividends and distributions	(0.102)	(0.106)	(0.107)	(0.059)

Net asset value, end of period	$6.851	$7.932	$7.511	$5.959

Total return[3]	(12.38% )	7.05%	27.85%	(39.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$497,414	$187,470	$111,877	$26,176
Ratio of expenses to average net assets	0.54%	0.54%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.58%	0.64%	0.73%	1.58%
Ratio of net investment income to average net assets	2.71%	2.22%	2.37%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.67%	2.12%	2.09%	1.40%
Portfolio turnover	19%	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Service Class
	12/31/11	Year Ended 12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$7.934	$7.514	$5.964	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.189	0.145	0.141	0.104
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.186)	0.362	1.499	(4.094)

Total from investment operations	(0.997)	0.507	1.640	(3.990)

Less dividends and distributions from:
Net investment income	(0.082)	(0.087)	(0.090)	(0.046)

Total dividends and distributions	(0.082)	(0.087)	(0.090)	(0.046)

Net asset value, end of period	$6.855	$7.934	$7.514	$5.964

Total return[3]	(12.59% )	6.78%	27.53%	(39.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$213,401	$222,194	$113,217	$34,891
Ratio of expenses to average net assets	0.79%	0.79%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.83%	0.89%	0.98%	1.83%
Ratio of net investment income to average net assets	2.46%	1.97%	2.12%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.42%	1.87%	1.84%	1.15%
Portfolio turnover	19%	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to the Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other– Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund.

Prior to May 1, 2011, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.60% of average daily net assets of the Fund. Effective May 1, 2011, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2012 as follows: 0.03% of the first $500 million of average daily net assets of the Fund; and 0.05% of the average daily net assets of the Fund in excess of $500 million. The agreement will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund. Prior to May 1, 2011, LIAC had contractually agreed to waive a portion of its advisory fee as follows: 0.06% of the first $500 million of average daily net assets of the Fund; and 0.09% of the average daily net assets of the Fund in excess of $500 million.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.10% of the first $50 million of the Fund’s average daily net assets; 0.06% of the next $450 million; and 0.04% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011 fees for administrative and legal services amounted to $53,847 and $2,989, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$221,057
Distribution fees payable to LFD	45,188

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

At December 31, 2011, Lincoln Life directly owned 0.01% of the Standard Class shares and 6.67% of the Service Class shares.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $477,430,921 and sales of $98,470,549 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $725,219,986. At December 31, 2011, net unrealized depreciation was $23,775,256, of which $63,967,833 related to unrealized appreciation of investments and $87,743,089 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Total
Common Stock	$686,576,615	$—	$686,576,615
Other	3,327,049	—	3,327,049
Short-Term Investment	11,541,066	—	11,541,066

Total	$701,444,730	$—	$701,444,730

Futures Contract	$226,196	$—	$226,196

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/10	$43,629
Sales	(21,994)
Net change in unrealized appreciation/deprecation	(21,635)

Balance as of 12/31/11	$—

Net change in unrealized appreciation/depreciation still held as of 12/31/11	$—

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Ordinary income	$9,845,690	$4,644,727

In addition, the Fund declared an ordinary consent dividend of $2,260,355 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$744,173,068
Undistributed ordinary income	4,368,745
Post October losses	(5,860,252)
Qualified late year losses	(187,283)
Capital loss carryforwards	(7,811,358)
Unrealized depreciation of investments and foreign currencies	(23,868,051)

Net assets	$710,814,869

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and tax treatment of unrealized gain on passive foreign investment companies.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, passive foreign investment companies and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,026,949)	$(233,406)	$2,260,355

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $56,183 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital loss carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short term	Long term
$1,181,422	$6,573,753

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	72,094,006	11,895,877
Service Class	6,450,469	16,267,188
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,040,345	292,876
Service Class	360,521	306,440

	79,945,341	28,762,381

Shares repurchased:
Standard Class	(24,165,092)	(3,447,983)
Service Class	(3,683,659)	(3,635,545)

	(27,848,751)	(7,083,528)

Net increase	52,096,590	21,678,853

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$226,196	Receivables and other assets net of liabilities	$—

Total		$226,196		$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,297,796)*	$(16,781)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(3,049,005)	(138,917)

Total		$(4,346,801)	$(155,698)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statements of Operations.

LVIP SSgA International Index Fund–25

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$3,019,206	$14,129
Futures contracts (average notional value)	17,706,133	—

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP SSgA International Index Fund–27

LVIP SSgA International Index Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA International Index Fund–28

LVIP SSgA International Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were below the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the International Index Fund’s return compared to the average return of its Lipper peer group of international core funds and the MSCI EAFE ND Index. The Board noted that the Fund’s return for the one year period was above the average of the Lipper performance group and the benchmark for the one year period. The Board concluded that the services provided by SSgA were acceptable.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group average. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be, fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA International Index Fund–29

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA International Index Fund–30

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–31

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

2011 Annual Report Commentary

Managed by:

The Fund returned 1.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the S&P 500 Index*, returned 2.11%.

The first quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s performance benefited from eight of the ten sectors being positive with the consumer staples, health care and utilities sectors contributing the most and the financials, materials and Industrials sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Apple Inc., Exxon Mobil Corp., International Business Machines Corp., Pfizer Inc. and Philip Morris International Inc. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Bank of America Corp., Citigroup Inc., Goldman Sachs Group Inc., Hewlett-Packard Co. and JPMorgan Chase & Co.

The Fund seeks to replicate the returns and characteristics of the S&P 500 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked inline with the S&P 500 Index. The Fund may not always track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, S&P 500 Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Passive Fixed Income Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,976. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to $13,348. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	+1.85%
Five Years	–0.53%
Ten Years	+2.64%

Service Class Shares
One Year	+1.60%
Inception (4/30/07)	–1.84%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$961.90	0.27%	$1.34
Service Class Shares	1,000.00	960.60	0.52%	2.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.37%
Aerospace & Defense	2.58%
Air Freight & Logistics	1.01%
Airlines	0.06%
Auto Components	0.27%
Automobiles	0.43%
Beverages	2.63%
Biotechnology	1.20%
Building Products	0.03%
Capital Markets	1.77%
Chemicals	2.20%
Commercial Banks	2.63%
Commercial Services & Supplies	0.45%
Communications Equipment	2.05%
Computers & Peripherals	4.56%
Construction & Engineering	0.16%
Construction Materials	0.04%
Consumer Finance	0.75%
Containers & Packaging	0.14%
Distributors	0.08%
Diversified Consumer Services	0.11%
Diversified Financial Services	2.65%
Diversified Telecommunication Services	2.82%
Electric Utilities	2.06%
Electrical Equipment	0.54%
Electronic Equipment, Instruments & Components	0.44%
Energy Equipment & Services	1.94%
Food & Staples Retailing	2.36%
Food Products	1.90%
Gas Utilities	0.12%
Health Care Equipment & Supplies	1.75%
Health Care Providers & Services	2.06%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	1.99%
Household Durables	0.20%
Household Products	2.30%
Independent Power Producers & Energy Traders	0.18%
Industrial Conglomerates	2.31%
Insurance	3.52%
Internet & Catalog Retail	0.83%
Internet Software & Services	1.97%
IT Services	3.82%
Leisure Equipment & Products	0.11%
Life Sciences Tools & Services	0.40%
Machinery	2.20%
Media	3.04%
Metals & Mining	0.93%
Multiline Retail	0.81%
Multi-Utilities	1.49%
Office Electronics	0.09%

Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	10.12%
Paper & Forest Products	0.16%
Personal Products	0.18%
Pharmaceuticals	6.17%
Professional Services	0.11%
Real Estate Investment Trusts	1.80%
Real Estate Management & Development	0.04%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	2.33%
Software	3.43%
Specialty Retail	1.95%
Textiles, Apparel & Luxury Goods	0.63%
Thrift & Mortgage Finance	0.07%
Tobacco	1.96%
Trading Companies & Distributors	0.21%
Wireless Telecommunication Services	0.29%
Preferred Stock	0.00%
Short-Term Investments	1.66%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Exxon Mobil	3.51%
Apple	3.25%
International Business Machines	1.87%
Chevron	1.83%
Microsoft	1.68%
General Electric	1.63%
Proctor & Gamble	1.58%
AT&T	1.55%
Johnson & Johnson	1.54%
Pfizer	1.43%
Total	19.87%

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.37%
Aerospace & Defense–2.58%
Boeing	113,418	$8,319,210
General Dynamics	54,794	3,638,870
Goodrich	18,783	2,323,457
Honeywell International	119,101	6,473,139
L-3 Communications Holdings	15,479	1,032,140
Lockheed Martin	41,608	3,366,087
Northrop Grumman	39,289	2,297,621
Precision Castparts	21,760	3,585,830
Raytheon	53,246	2,576,041
Rockwell Collins	22,367	1,238,461
Textron	46,549	860,691
United Technologies	138,400	10,115,657

		45,827,204

Air Freight & Logistics–1.01%
Expeditors International of Washington	33,871	1,387,356
FedEx	48,040	4,011,820
Robinson (C.H.) Worldwide	25,925	1,809,047
United Parcel Service Class B	147,391	10,787,547

		17,995,770

Airlines–0.06%
Southwest Airlines	127,462	1,091,075

		1,091,075

Auto Components–0.27%
†Borg Warner	17,000	1,083,580
†Goodyear Tire & Rubber	38,880	550,930
Johnson Controls	102,755	3,212,121

		4,846,631

Automobiles–0.43%
†Ford Motor	578,646	6,226,231
Harley-Davidson	34,493	1,340,743

		7,566,974

Beverages–2.63%
Beam	24,593	1,259,899
Brown-Forman Class B	14,941	1,202,900
Coca-Cola	347,630	24,323,671
Coca-Cola Enterprises	46,209	1,191,268
†Constellation Brands Class A	24,650	509,516
Dr Pepper Snapple Group	31,800	1,255,464
Molson Coors Brewing Class B	25,560	1,112,882
PepsiCo	239,125	15,865,944

		46,721,544

Biotechnology–1.20%
Amgen	121,996	7,833,363
†Biogen Idec	36,769	4,046,428
†Celgene	67,401	4,556,308
†Gilead Sciences	117,089	4,792,453

		21,228,552

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products–0.03%
Masco	56,927	$596,595

		596,595

Capital Markets–1.77%
Ameriprise Financial	35,206	1,747,626
Bank of New York Mellon	186,834	3,719,864
BlackRock	15,100	2,691,424
†E*Trade Financial	40,355	321,226
Federated Investors Class B	16,790	254,369
Franklin Resources	21,864	2,100,256
Goldman Sachs Group	75,016	6,783,696
Invesco	66,900	1,344,021
Legg Mason	18,533	445,719
Morgan Stanley	224,906	3,402,828
Northern Trust	38,617	1,531,550
Schwab (Charles)	161,693	1,820,663
¤State Street	76,199	3,071,582
T. Rowe Price Group	38,478	2,191,322

		31,426,146

Chemicals–2.20%
Air Products & Chemicals	32,104	2,734,940
Airgas	11,400	890,112
CF Industries Holdings	10,130	1,468,647
Dow Chemical	179,413	5,159,918
duPont (E.I.) deNemours	140,763	6,444,129
Eastman Chemical	23,048	900,255
Ecolab	46,339	2,678,858
FMC	10,300	886,212
International Flavors & Fragrances	13,472	706,202
Monsanto	83,166	5,827,442
Mosaic	43,700	2,203,791
PPG Industries	23,633	1,973,119
Praxair	45,833	4,899,548
Sherwin-Williams	12,740	1,137,300
Sigma-Aldrich	19,554	1,221,343

		39,131,816

Commercial Banks–2.63%
BB&T	105,178	2,647,330
Comerica	29,161	752,354
Fifth Third Bancorp	146,537	1,863,951
First Horizon National	47,495	379,960
Huntington Bancshares	145,946	801,244
KeyCorp	140,044	1,076,938
M&T Bank	20,021	1,528,403
PNC Financial Services Group	79,823	4,603,392
Regions Financial	209,333	900,132
SunTrust Banks	85,462	1,512,677
U.S. Bancorp	291,072	7,873,498
Wells Fargo	807,098	22,243,621
Zions Bancorp	32,421	527,814

		46,711,314

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies–0.45%
Avery Dennison	18,273	$524,070
Cintas	19,026	662,295
Donnelley (R.R.) & Sons	33,711	486,450
Iron Mountain	28,700	883,960
Pitney Bowes	34,468	639,037
Republic Services	47,440	1,306,972
†Stericycle	13,800	1,075,296
Waste Management	70,874	2,318,288

		7,896,368

Communications Equipment–2.05%
Cisco Systems	821,974	14,861,290
†F5 Networks	12,000	1,273,440
Harris	17,200	619,888
†JDS Uniphase	39,602	413,445
†Juniper Networks	78,593	1,604,083
†Motorola Mobility Holdings	41,342	1,604,070
Motorola Solutions	42,962	1,988,711
QUALCOMM	256,963	14,055,876

		36,420,803

Computers & Peripherals–4.56%
†Apple	142,398	57,671,189
†Dell	234,741	3,434,261
†EMC	310,777	6,694,137
Hewlett-Packard	303,029	7,806,026
Lexmark International Class A	12,634	417,806
†NetApp	53,803	1,951,435
†SanDisk	38,104	1,875,098
†Western Digital	37,400	1,157,530

		81,007,482

Construction & Engineering–0.16%
Fluor	25,120	1,262,280
†Jacobs Engineering Group	21,170	859,079
†Quanta Services	30,400	654,816

		2,776,175

Construction Materials–0.04%
Vulcan Materials	18,679	735,019

		735,019

Consumer Finance–0.75%
American Express	154,040	7,266,067
Capital One Financial	69,410	2,935,349
Discover Financial Services	86,390	2,073,360
SLM	75,692	1,014,273

		13,289,049

Containers & Packaging–0.14%
Ball	23,772	848,897
Bemis	18,334	551,487

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging (continued)
†Owens-Illinois	26,100	$505,818
Sealed Air	28,103	483,653

		2,389,855

Distributors–0.08%
Genuine Parts	23,144	1,416,413

		1,416,413

Diversified Consumer Services–0.11%
†Apollo Group Class A	16,915	911,212
Block (H&R)	42,156	688,407
DeVry	9,800	376,908

		1,976,527

Diversified Financial Services–2.65%
Bank of America	1,546,274	8,597,283
Citigroup	450,868	11,862,337
CME Group	10,101	2,461,311
†IntercontinentalExchange	11,744	1,415,739
JPMorgan Chase	581,347	19,329,788
Leucadia National	32,871	747,487
Moody’s	32,008	1,078,029
†Nasdaq OMX Group	18,900	463,239
NYSE Euronext	42,056	1,097,662

		47,052,875

Diversified Telecommunication Services–2.82%
AT&T	907,217	27,434,243
CenturyLink	93,267	3,469,532
Frontier Communications	159,654	822,218
Verizon Communications	433,049	17,373,926
Windstream	82,064	963,431

		50,063,350

Electric Utilities–2.06%
American Electric Power	72,751	3,005,344
Duke Energy	201,889	4,441,558
Edison International	51,721	2,141,249
Entergy	26,393	1,928,009
Exelon	100,533	4,360,116
FirstEnergy	63,154	2,797,722
NextEra Energy	63,949	3,893,215
Northeast Utilities	28,500	1,027,995
Pepco Holdings	38,254	776,556
Pinnacle West Capital	17,353	836,068
PPL	91,059	2,678,956
Progress Energy	46,542	2,607,283
Southern	131,189	6,072,739

		36,566,810

Electrical Equipment–0.54%
Cooper Industries	25,500	1,380,825
Emerson Electric	113,228	5,275,293

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
Rockwell Automation	21,146	$1,551,482
Roper Industries	15,400	1,337,798

		9,545,398

Electronic Equipment, Instruments & Components–0.44%
Amphenol Class A	25,100	1,139,289
Corning	237,756	3,086,073
FLIR Systems	26,200	656,834
Jabil Circuit	25,831	507,837
Molex	19,245	459,186
TE Connectivity	65,200	2,008,812

		7,858,031

Energy Equipment & Services–1.94%
Baker Hughes	66,123	3,216,223
†Cameron International	38,890	1,912,999
Diamond Offshore Drilling	11,700	646,542
†FMC Technologies	35,700	1,864,611
Halliburton	139,708	4,821,323
Helmerich & Payne	17,300	1,009,628
†Nabors Industries	41,894	726,442
National Oilwell Varco	64,315	4,372,777
Noble	40,300	1,217,866
†Rowan	21,410	649,365
Schlumberger	205,182	14,015,982

		34,453,758

Food & Staples Retailing–2.36%
Costco Wholesale	66,581	5,547,529
CVS Caremark	198,521	8,095,686
Kroger	89,777	2,174,399
Safeway	50,096	1,054,020
SUPERVALU	26,256	213,199
Sysco	89,191	2,615,972
Walgreen	137,379	4,541,750
Wal-Mart Stores	267,087	15,961,119
Whole Foods Market	23,521	1,636,591

		41,840,265

Food Products–1.90%
Archer-Daniels-Midland	102,022	2,917,829
Campbell Soup	26,260	872,882
ConAgra Foods	65,081	1,718,138
†Dean Foods	23,198	259,818
General Mills	97,966	3,958,806
Heinz (H.J.)	48,316	2,610,997
Hershey	24,495	1,513,301
Hormel Foods	22,100	647,309
Kellogg	37,171	1,879,737
Kraft Foods Class A	269,780	10,078,982
McCormick	21,823	1,100,316
Mead Johnson Nutrition	32,309	2,220,598

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Sara Lee	93,033	$1,760,184
Smucker (J.M.)	16,853	1,317,399
Tyson Food Class A	42,682	880,956

		33,737,252

Gas Utilities–0.12%
AGL Resources	18,001	760,722
ONEOK	15,300	1,326,357

		2,087,079

Health Care Equipment & Supplies–1.75%
Bard (C.R.)	13,690	1,170,495
Baxter International	86,202	4,265,275
Becton Dickinson	32,677	2,441,625
†Boston Scientific	218,739	1,168,066
†CareFusion	36,157	918,749
Covidien	74,700	3,362,247
DENTSPLY International	23,500	822,265
†Edwards Lifesciences	18,300	1,293,810
†Intuitive Surgical	5,900	2,731,759
Medtronic	160,533	6,140,388
St. Jude Medical	47,615	1,633,195
Stryker	49,631	2,467,157
†Varian Medical Systems	16,625	1,116,036
†Zimmer Holdings	27,706	1,480,055

		31,011,122

Health Care Providers & Services–2.06%
Aetna	56,010	2,363,062
AmerisourceBergen	40,120	1,492,063
Cardinal Health	51,815	2,104,207
CIGNA	42,870	1,800,540
†Coventry Health Care	24,148	733,375
†DaVita	15,300	1,159,893
†Express Scripts	73,868	3,301,161
Humana	25,082	2,197,434
†Laboratory Corporation America Holdings	16,017	1,376,981
McKesson	37,192	2,897,629
†Medco Health Solutions	58,262	3,256,846
Patterson	11,976	353,532
Quest Diagnostics	25,166	1,461,138
†Tenet Healthcare	63,468	325,591
UnitedHealth Group	162,586	8,239,857
WellPoint	52,670	3,489,388

		36,552,697

Health Care Technology–0.08%
†Cerner	23,000	1,408,750

		1,408,750

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.99%
Carnival	69,573	$2,270,863
†Chipotle Mexican Grill	5,000	1,688,700
Darden Restaurants	19,638	895,100
International Game Technology	43,267	744,192
Marriott International Class A	39,627	1,155,920
McDonald’s	156,491	15,700,742
Starbucks	113,282	5,212,105
Starwood Hotels & Resorts Worldwide	28,544	1,369,256
Wyndham Worldwide	22,069	834,870
Wynn Resorts	11,900	1,314,831
Yum Brands	70,403	4,154,481

		35,341,060

Household Durables–0.20%
DR Horton	44,259	558,106
Harman International Industries	12,520	476,261
Leggett & Platt	19,481	448,842
Lennar Class A	28,007	550,338
Newell Rubbermaid	41,894	676,588
†Pulte Group	42,995	271,298
Whirlpool	12,482	592,271

		3,573,704

Household Products–2.30%
Clorox	21,231	1,413,135
Colgate-Palmolive	74,059	6,842,311
Kimberly-Clark	61,172	4,499,812
Procter & Gamble	421,244	28,101,188

		40,856,446

Independent Power Producers & Energy Traders–0.18%
†AES	95,156	1,126,647
Constellation Energy Group	32,091	1,273,050
†NRG Energy	39,000	706,680

		3,106,377

Industrial Conglomerates–2.31%
3M	106,957	8,741,596
General Electric	1,616,516	28,951,801
Tyco International	70,200	3,279,042

		40,972,439

Insurance–3.52%
ACE	51,200	3,590,144
AFLAC	70,591	3,053,767
Allstate	77,458	2,123,124
†American International Group	69,419	1,610,521
Aon	49,122	2,298,910
Assurant	13,744	564,329
†Berkshire Hathaway	269,002	20,524,852
Chubb	43,163	2,987,743
Cincinnati Financial	27,339	832,746
†Genworth Financial	85,894	562,606

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group	71,343	$1,159,324
¤Lincoln National	43,983	854,150
Loews	45,710	1,720,982
Marsh & McLennan	81,550	2,578,611
MetLife	160,726	5,011,436
Principal Financial Group	46,282	1,138,537
Progressive	95,512	1,863,439
Prudential Financial	73,680	3,692,841
Torchmark	15,006	651,110
Travelers	63,424	3,752,797
Unum Group	42,736	900,448
XL Group	52,877	1,045,378

		62,517,795

Internet & Catalog Retail–0.83%
†Amazon.com	56,134	9,716,795
Expedia	16,115	467,643
†Netflix	8,300	575,107
†priceline.com	7,510	3,512,502
†TripAdvisor	16,115	406,247

		14,678,294

Internet Software & Services–1.97%
†Akamai Technologies	26,797	865,007
†eBay	174,409	5,289,825
†Google Class A	38,626	24,948,534
VeriSign	24,159	862,959
†Yahoo	190,686	3,075,765

		35,042,090

IT Services–3.82%
Accenture Class A	98,000	5,216,540
Automatic Data Processing	74,145	4,004,571
†Cognizant Technology Solutions Class A	45,881	2,950,607
Computer Sciences	26,021	616,698
Fidelity National Information Services	36,214	962,930
†Fiserv	20,851	1,224,788
International Business Machines	180,540	33,197,695
Mastercard Class A	16,200	6,039,684
Paychex	51,454	1,549,280
†SAIC	47,700	586,233
†Teradata	26,932	1,306,471
Total System Services	28,343	554,389
Visa Class A	77,600	7,878,728
Western Union	92,582	1,690,547

		67,779,161

Leisure Equipment & Products–0.11%
Hasbro	17,377	554,153
Mattel	51,008	1,415,982

		1,970,135

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services–0.40%
†Agilent Technologies	55,188	$1,927,717
†Life Technologies	28,666	1,115,394
PerkinElmer	17,941	358,820
†Thermo Fisher Scientific	57,585	2,589,597
†Waters	14,759	1,092,904

		7,084,432

Machinery–2.20%
Caterpillar	98,686	8,940,951
Cummins	29,352	2,583,563
Danaher	86,272	4,058,235
Deere	62,790	4,856,807
Dover	29,720	1,725,246
Eaton	50,234	2,186,686
Flowserve	8,100	804,492
Illinois Tool Works	74,404	3,475,411
Ingersoll-Rand	46,500	1,416,855
Joy Global	16,800	1,259,496
PACCAR	53,748	2,013,938
Pall	17,006	971,893
Parker Hannifin	23,229	1,771,211
Snap-on	8,237	416,957
Stanley Black & Decker	26,744	1,807,894
Xylem	29,477	757,264

		39,046,899

Media–3.04%
Cablevision Systems Class A	30,800	437,976
CBS Class B	98,759	2,680,319
Comcast Class A	415,968	9,862,601
†DIRECTV Group Class A	107,154	4,581,905
†Discovery Communications Class A	40,900	1,675,673
Disney (Walt)	274,359	10,288,463
Gannett	33,271	444,833
Interpublic Group	68,776	669,190
McGraw-Hill	45,101	2,028,192
News Class A	333,832	5,955,563
Omnicom Group	41,279	1,840,218
Scripps Networks Interactive Class A	15,456	655,644
Time Warner	152,225	5,501,412
Time Warner Cable	49,091	3,120,715
Viacom Class B	83,740	3,802,633
Washington Post Class B	933	351,564

		53,896,901

Metals & Mining–0.93%
Alcoa	168,484	1,457,387
Allegheny Technologies	17,797	850,697
Cliffs Natural Resources	23,000	1,434,050
Freeport-McMoRan Copper & Gold	144,120	5,302,174
Newmont Mining	75,130	4,508,551

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
Nucor	50,201	$1,986,454
Tittanium Metals	16,784	251,424
United States Steel	24,174	639,644

		16,430,381

Multiline Retail–0.81%
†Big Lots	12,006	453,347
†Dollar Tree	18,500	1,537,535
Family Dollar Stores	17,667	1,018,679
Kohl’s	39,431	1,945,920
Macy’s	63,050	2,028,949
Nordstrom	24,184	1,202,187
Penney (J.C.)	22,599	794,355
†Sears Holdings	6,703	213,021
Target	102,594	5,254,864

		14,448,857

Multi-Utilities–1.49%
Ameren	38,710	1,282,462
CenterPoint Energy	68,041	1,366,944
CMS Energy	36,704	810,424
Consolidated Edison	46,135	2,861,754
Dominion Resources	86,375	4,584,785
DTE Energy	27,031	1,471,838
Integrys Energy Group	13,353	723,466
NiSource	45,158	1,075,212
PG&E	60,534	2,495,211
Public Service Enterprise Group	79,829	2,635,155
SCANA	19,100	860,646
Sempra Energy	37,965	2,088,075
TECO Energy	36,647	701,424
Wisconsin Energy	37,500	1,311,000
Xcel Energy	76,850	2,124,134

		26,392,530

Office Electronics–0.09%
Xerox	207,295	1,650,068

		1,650,068

Oil, Gas & Consumable Fuels–10.12%
†Alpha Natural Resources	36,400	743,652
Anadarko Petroleum	75,761	5,782,837
Apache	58,373	5,287,426
Cabot Oil & Gas	16,700	1,267,530
Chesapeake Energy	99,601	2,220,106
Chevron	305,000	32,452,000
ConocoPhillips	203,021	14,794,140
Consol Energy	36,028	1,322,228
†Denbury Resources	64,200	969,420
Devon Energy	61,204	3,794,648
El Paso	116,280	3,089,560
EOG Resources	40,720	4,011,327
EQT	23,800	1,304,002

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil	734,522	$62,258,085
Hess	45,665	2,593,772
Marathon Oil	107,808	3,155,540
Marathon Petroleum	56,454	1,879,354
Murphy Oil	30,802	1,716,903
†Newfield Exploration	21,300	803,649
Noble Energy	26,454	2,496,993
Occidental Petroleum	124,005	11,619,269
Peabody Energy	42,912	1,420,816
Pioneer Natural Resources	18,600	1,664,328
QEP Resources	28,554	836,632
Range Resources	23,252	1,440,229
†Southwestern Energy	55,100	1,759,894
Spectra Energy	98,100	3,016,575
Sunoco	16,866	691,843
†Tesoro	22,842	533,589
Valero Energy	83,794	1,763,864
Williams	88,805	2,932,341

		179,622,552

Paper & Forest Products–0.16%
International Paper	69,318	2,051,813
MeadWestvaco	28,543	854,863

		2,906,676

Personal Products–0.18%
Avon Products	68,538	1,197,359
Estee Lauder Class A	16,985	1,907,755

		3,105,114

Pharmaceuticals–6.17%
Abbott Laboratories	238,084	13,387,463
Allergan	46,571	4,086,140
Bristol-Myers Squibb	258,560	9,111,654
†Forest Laboratories	40,591	1,228,284
†Hospira	26,864	815,860
Johnson & Johnson	418,056	27,416,111
Lilly (Eli)	155,181	6,449,322
Merck	466,235	17,577,060
†Mylan	62,998	1,351,937
Perrigo	14,500	1,410,850
Pfizer	1,176,729	25,464,415
†Watson Pharmaceutical	20,214	1,219,713

		109,518,809

Professional Services–0.11%
Dun & Bradstreet	8,400	628,572
Equifax	17,459	676,362
Robert Half International	20,574	585,536

		1,890,470

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts–1.80%
Apartment Investment & Management	20,582	$471,534
AvalonBay Communities	14,684	1,917,730
Boston Properties	23,009	2,291,696
Equity Residential	44,662	2,547,074
HCP	64,140	2,657,320
Health Care REIT	28,200	1,537,746
Host Hotels & Resorts	109,988	1,624,523
Kimco Realty	65,451	1,062,924
Plum Creek Timber	23,575	861,902
ProLogis	72,100	2,061,339
Public Storage	21,316	2,866,149
Simon Property Group	44,688	5,762,072
Ventas	45,455	2,505,934
Vornado Realty Trust	29,193	2,243,774
Weyerhaeuser	85,860	1,603,006

		32,014,723

Real Estate Management & Development–0.04%
†CBRE Group	49,053	746,587

		746,587

Road & Rail–0.86%
CSX	158,913	3,346,708
Norfolk Southern	50,976	3,714,111
Ryder System	9,205	489,154
Union Pacific	73,652	7,802,693

		15,352,666

Semiconductors & Semiconductor Equipment–2.33%
†Advanced Micro Devices	97,983	529,108
Altera	51,136	1,897,146
Analog Devices	47,757	1,708,745
Applied Materials	196,162	2,100,895
†Broadcom Class A	72,486	2,128,189
†First Solar	8,870	299,451
Intel	779,090	18,892,933
KLA-Tencor	27,121	1,308,588
Linear Technology	36,678	1,101,440
†LSI	98,087	583,618
Microchip Technology	30,741	1,126,043
†Micron Technology	144,384	908,175
†Novellus Systems	10,432	430,737
†NVIDIA	96,058	1,331,364
†Teradyne	33,863	461,553
Texas Instruments	175,560	5,110,552
Xilinx	42,454	1,361,075

		41,279,612

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–3.43%
†Adobe Systems	74,219	$2,098,171
†Autodesk	37,237	1,129,398
†BMC Software	28,375	930,133
CA	54,604	1,103,820
†Citrix Systems	29,827	1,811,095
†Electronics Arts	53,352	1,099,051
Intuit	44,710	2,351,299
Microsoft	1,146,374	29,759,868
Oracle	601,639	15,432,040
†Red Hat	31,000	1,279,990
†salesforce.com	20,400	2,069,784
†Symantec	112,327	1,757,918

		60,822,567

Specialty Retail–1.95%
Abercrombie & Fitch Class A	14,532	709,743
†AutoNation	7,735	285,189
†AutoZone	4,289	1,393,796
†Bed Bath & Beyond	36,812	2,133,992
Best Buy	44,720	1,045,106
†CarMax	36,400	1,109,472
†GameStop Class A	24,344	587,421
Gap	50,918	944,529
Home Depot	235,393	9,895,921
Limited Brands	36,865	1,487,503
Lowe’s	191,147	4,851,311
=Orchard Supply Hardware	303	2,280
†O’Reilly Automotive	19,100	1,527,045
Ross Stores	34,400	1,635,032
Staples	104,145	1,446,574
Tiffany & Co	20,328	1,346,933
TJX Companies	57,641	3,720,727
†Urban Outfitters	18,800	518,128

		34,640,702

Textiles, Apparel & Luxury Goods–0.63%
Coach	43,562	2,659,024
NIKE Class B	56,432	5,438,352
Ralph Lauren	10,258	1,416,425
VF	12,931	1,642,108

		11,155,909

Thrift & Mortgage Finance–0.07%
Hudson City Bancorp	92,402	577,513
People’s United Financial	51,900	666,915

		1,244,428

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.96%
Altria Group	313,835	$9,305,208
Lorillard	20,825	2,374,050
Philip Morris International	265,811	20,860,847
Reynolds American	53,538	2,217,544

		34,757,649

Trading Companies & Distributors–0.21%
Fastenal	47,000	2,049,670
Grainger (W.W.)	9,083	1,700,247

		3,749,917

Wireless Telecommunication Services–0.29%
†American Tower Class A	59,862	3,592,319
†MetroPCS Communications	51,900	450,492
†Sprint Nextel	475,904	1,113,615

		5,156,426

Total Common Stock (Cost $1,578,291,134)		1,745,981,075

PREFERRED STOCK–0.00%
=Orchard Supply Hardware Series A	303	0

Total Preferred Stock (Cost $0)		0

SHORT-TERM INVESTMENTS–1.66%
Money Market Mutual Fund–1.54%
Dreyfus Treasury & Agency Cash Management Fund	27,306,191	27,306,191

		27,306,191

	Principal Amount (U.S. $)
¥≠U.S. Treasury Obligations–0.12%
United States Treasury Bills 0.001% 1/12/12	$848,000	847,997
0.007% 2/23/12	675,000	674,988
0.01% 5/17/12	65,000	64,992
0.02% 3/29/12	200,000	199,992
0.075% 6/7/12	400,000	399,926

		2,187,895

Total Short-Term Investments (Cost $29,494,040)		29,494,086

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.03% (Cost $1,607,785,174)	$1,775,475,161
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(497,592)

NET ASSETS APPLICABLE TO 199,496,917 SHARES OUTSTANDING–100.00%	$1,774,977,569

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($1,332,510,506 / 149,786,834 Shares)	$8.896

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($442,467,063 / 49,710,083 Shares)	$8.901

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$1,699,326,278
Undistributed net investment income	8,619,213
Accumulated net realized loss on investments	(100,973,844)
Net unrealized appreciation of investments	168,005,922

Total net assets	$1,774,977,569

†	Non income producing security.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $2,280, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

¤	Considered an affiliated company. See Note 2 in “Notes to Financial Statements.” Investments in companies considered to be affiliates of the Fund were as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Loss During the Period	Value 12/31/11	Dividend Income
Lincoln National	$783,769	$470,575	$469,525	$(341,842)	$854,150	$6,762
State Street	2,062,084	1,316,709	237,536	(107,419)	3,071,582	44,657

	$2,845,853				$3,925,732

The following futures contracts were outstanding at December 31, 2011:1

Futures Contracts

Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
508 S&P 500 E-mini	$31,500,104	$31,816,040	3/17/12	$315,936

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2011

LVIP SSgA S&P 500 Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$28,574,632
Interest	728
Foreign tax withheld	(1,760)

28,573,600

EXPENSES:
Management fees	2,745,571
Distribution expenses-Service Class	1,100,738
Accounting and administration expenses	609,746
S&P license fees	134,438
Reports and statements to shareholders	112,882
Professional fees	46,897
Trustees’ fees	34,142
Custodian fees	18,251
Pricing fees	5,671
Other	32,375

Total operating expenses	4,840,711

NET INVESTMENT INCOME	23,732,889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(40,130,009)
Foreign currencies	28
Futures contracts	672,597

Net realized loss	(39,457,384)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	71,571,964

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	32,114,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,847,469

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,732,889	$13,369,476
Net realized loss on investments and foreign currencies	(39,457,384)	(7,658,291)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	71,571,964	120,599,089

Net increase in net assets resulting from operations	55,847,469	126,310,274

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,284,234)	(6,199,216)
Service Class	(2,981,542)	(3,606,434)

	(15,265,776)	(9,805,650)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	965,167,811	165,860,933
Service Class	89,987,807	206,555,880
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,284,233	6,199,216
Service Class	2,981,542	3,606,434

	1,070,421,393	382,222,463

Cost of shares repurchased:
Standard Class	(295,075,367)	(102,974,725)
Service Class	(94,117,001)	(49,530,873)

	(389,192,368)	(152,505,598)

Increase in net assets derived from capital share transactions	681,229,025	229,716,865

NET INCREASE IN NET ASSETS	721,810,718	346,221,489
NET ASSETS:
Beginning of year	1,053,166,851	706,945,362

End of year (including undistributed net investment income of $8,619,213 and $3,636,379, respectively)	$1,774,977,569	$1,053,166,851

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08[2]	12/31/07[1]
Net asset value, beginning of period	$8.815	$7.768	$6.237	$10.318	$9.916

Income (loss) from investment operations:
Net investment income[3]	0.164	0.137	0.131	0.177	0.183
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.001)	1.004	1.495	(4.011)	0.333

Total from investment operations	0.163	1.141	1.626	(3.834)	0.516

Less dividends and distributions from:
Net investment income	(0.082)	(0.094)	(0.095)	(0.170)	(0.114)
Return of capital	—	—	—	(0.077)	—

Total dividends and distributions	(0.082)	(0.094)	(0.095)	(0.247)	(0.114)

Net asset value, end of period	$8.896	$8.815	$7.768	$6.237	$10.318

Total return[4]	1.85%	14.73%	26.11%	(37.19% )	5.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,332,511	$614,978	$478,447	$338,927	$504,728
Ratio of expenses to average net assets	0.28%	0.30%	0.31%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.28%	0.30%	0.32%	0.33%	0.32%
Ratio of net investment income to average net assets	1.85%	1.72%	1.97%	2.07%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.85%	1.72%	1.96%	2.02%	1.71%
Portfolio turnover	11%	5%	21%	12%	25%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. S&P 500 Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class
	12/31/11	12/31/10	Year Ended 12/31/09	12/31/08[1]	4/30/07[2] to 12/31/07

Net asset value, beginning of period	$8.820	$7.773	$6.243	$10.314	$10.412

Income (loss) from investment operations:
Net investment income[3]	0.143	0.118	0.114	0.157	0.130
Net realized and unrealized gain (loss) on investments foreign currencies	(0.002)	1.003	1.494	(4.006)	(0.128)

Total from investment operations	0.141	1.121	1.608	(3.849)	0.002

Less dividends and distributions from:
Net investment income	(0.060)	(0.074)	(0.078)	(0.145)	(0.100)
Return of capital	—	—	—	(0.077)	—

Total dividends and distributions	(0.060)	(0.074)	(0.078)	(0.222)	(0.100)

Net asset value, end of period	$8.901	$8.820	$7.773	$6.243	$10.314

Total return[4]	1.60%	14.45%	25.78%	(37.34% )	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$442,467	$438,189	$228,498	$70,614	$21,295
Ratio of expenses to average net assets	0.53%	0.55%	0.56%	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.53%	0.55%	0.57%	0.58%	0.57%
Ratio of net investment income to average net assets	1.60%	1.47%	1.72%	1.82%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.60%	1.47%	1.71%	1.77%	1.79%
Portfolio turnover	11%	5%	21%	12%	25% [5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of average daily net assets in excess of $1 billion.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.015% of the first $1 billion of the Fund’s average daily net assets; and 0.01% of the Fund’s average daily net assets in excess of $1 billion, subject to an annual minimum of $100,000.

The LVIP SSgA S&P 500 Index Fund has investments in Lincoln National, the parent company of LIAC.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $134,098 and $8,178, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$292,175
Distribution fees payable to LFD	93,566

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $826,155,624 and sales of $140,094,459 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $1,675,850,785. At December 31, 2011, net unrealized appreciation was $99,624,376, of which $239,296,618 related to unrealized appreciation of investments and $139,672,242 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,745,978,795	$—	$2,280	$1,745,981,075
Preferred Stock	—	—	—	—
Short-Term Investments	27,306,191	2,187,895	—	29,494,086

Total	$1,773,284,986	$2,187,895	$2,280	$1,775,475,161

Futures Contracts	$315,936	$—	$—	$315,936

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/10	$—
Net change in unrealized appreciation/depreciation	2,280

Balance as of 12/31/11	$2,280

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$2,280

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$15,265,776	$9,805,650

In addition, the Fund declared an ordinary income consent dividend of $3,484,307 for the year ended December 31, 2010. The amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,699,326,278
Undistributed ordinary income	8,619,213
Post-October losses	(27,639,345)
Capital loss carryforwards	(4,952,953)
Unrealized appreciation of investments	99,624,376

Net assets	$1,774,977,569

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investment and market-to-market on futures contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and gain on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,484,279)	$(28)	$3,484,307

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,323,421 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $4,952,953 expires in 2017.

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	112,006,237	20,531,544
Service Class	10,125,152	25,991,516
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,383,360	723,447
Service Class	335,532	420,526

	123,850,281	47,667,033

Shares repurchased:
Standard Class	(33,368,987)	(13,083,705)
Service Class	(10,432,892)	(6,126,080)

	(43,801,879)	(19,209,785)

Net increase	80,048,402	28,457,248

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$—
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	315,936	Liabilities net of receivables and other assets	—

Total		$315,936		$—

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income		Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(98	)*	$—
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	672,597		(31,847)

Total		$672,597		$(31,847)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average cost)	$19,408,789	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were above the average although within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA S&P 500 Index Fund–22

LVIP SSgA S&P 500 Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the S&P 500 Index Fund’s return compared to the average return of its Lipper peer group of the S&P 500 Index funds and the S&P 500 Daily Reinv. Index. The Board noted that the Fund’s return for the one year period was slightly above the average of the Lipper performance group and generally in line with the performance of the benchmark index for the one year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group average. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be, fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–25

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (4.56%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 2000® Index*, returned (4.18%)

The first quarter of 2011 was dominated by concerns over US jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11th. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1 killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators, as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. Still, the relief was palpable enough that in just a few days safe havens like gold and US Treasury bonds gave back a meaningful chunk of their second-quarter progress, while many equity markets around the world were able to make it into the black for a fourth consecutive quarter.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the US dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-US equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012. Since the European Central Bank and Sweden both hiked interest rates in early July, and inflation data remained high enough to deter any imminent about-face in monetary stance, investors felt they had little choice but to let equity prices fall back to more conservative levels. After non-US equities slipped in July, they sank into a steep decline during August and September.

The fourth quarter of 2011 produced the same mixture of themes and shifts in emotion that had already become characteristic of an unusually difficult year for investors. The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying US dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011. Even though most debt instruments began the fourth quarter on the defensive, much as they had started the year, they capped December with a flourish that left them with solidly positive returns for 2011, an outcome that was much harder to achieve in the equity arena.

On a sector basis, the Fund’s performance benefited from only three of the ten sectors being positive: utilities, consumer staples and health care while information technology, consumer discretionary and energy contributing the most negatively to the Fund’s performance. On an individual securities’ basis the largest positive contributors to the relative performance of the Fund during this period included HealthSpring Inc., Pharmasset Inc., NetLogic Microsystems Inc., Questcor Pharmaceuticals Inc. and Cubist Pharmaceuticals Inc. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Hecla Mining Co., Meritor Inc., InterMune Inc. and Eastman Kodak Co. The Fund’s positions in Pharmasset and MF Global Holdings were sold prior to year end.

The Fund seeks to replicate the returns and characteristics of the Russell 2000 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked inline with the Russell 2000 Index. The Fund may not always track the performance of the Russell 2000 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Russell 2000 Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team

SSgA Funds Management, Inc.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

2011 Annual Report Commentary (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/2001 through 12/31/2011

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,995. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have increased to $17,288. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–4.56%
Five Years	+0.86%
Ten Years	+3.42%

Service Class Shares
One Year	–4.80%
Inception (4/30/07)	–1.42%

* TheRussell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$900.70	0.41%	$1.96
Service Class Shares	1,000.00	899.50	0.66%	3.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.85%
Aerospace & Defense	1.93%
Air Freight & Logistics	0.34%
Airlines	0.62%
Auto Components	0.75%
Automobiles	0.02%
Beverages	0.22%
Biotechnology	3.69%
Building Products	0.70%
Capital Markets	1.89%
Chemicals	2.00%
Commercial Banks	6.19%
Commercial Services & Supplies	2.55%
Communications Equipment	2.07%
Computers & Peripherals	0.56%
Construction & Engineering	0.79%
Construction Materials	0.19%
Consumer Finance	0.68%
Containers & Packaging	0.16%
Distributors	0.20%
Diversified Consumer Services	1.19%
Diversified Financial Services	0.39%
Diversified Telecommunications Services	0.66%
Electric Utilities	1.53%
Electrical Equipment	1.36%
Electronic Equipment, Instruments & Components	2.26%
Energy Equipment & Services	2.10%
Food & Staples Retailing	1.15%
Food Products	1.39%
Gas Utilities	1.16%
Health Care Equipment & Supplies	3.02%
Health Care Providers & Services	3.04%
Health Care Technology	0.54%
Hotels, Restaurants & Leisure	2.76%
Household Durables	0.83%
Household Products	0.06%
Independent Power Producers & Energy Traders	0.21%
Industrial Conglomerates	0.24%
Insurance	2.74%
Internet & Catalog Retail	0.32%
Internet Software & Services	1.87%
IT Services	1.98%
Leisure Equipment & Products	0.39%
Life Sciences Tools & Services	0.35%
Machinery	3.10%
Marine	0.04%
Media	1.28%

Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.45%
Multiline Retail	0.26%
Multi-Utilities	0.45%
Oil, Gas & Consumable Fuels	4.54%
Paper & Forest Products	0.62%
Personal Products	0.50%
Pharmaceuticals	1.82%
Professional Services	1.55%
Real Estate Investment Trusts	8.76%
Real Estate Management & Development	0.11%
Road & Rail	1.25%
Semiconductors & Semiconductor Equipment	3.70%
Software	4.39%
Specialty Retail	3.47%
Textiles, Apparel & Luxury Goods	1.50%
Thrift & Mortgage Finance	1.18%
Tobacco	0.21%
Trading Companies & Distributors	1.16%
Transportation Infrastructure	0.03%
Water Utilities	0.27%
Wireless Telecommunication Services	0.12%
Warrant	0.00%
Short-Term Investments	1.19%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
HealthSpring	0.33%
NetLogic Technology	0.30%
SuccessFactors	0.30%
Clean Harbors	0.27%
World Fuel Services	0.27%
Henry (Jack) & Associates	0.26%
American Campus Communities	0.26%
ONYX Pharmaceuticals	0.25%
Signature Bank	0.25%
Home Properties	0.25%
Total	2.74%

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.85%
Aerospace & Defense–1.93%
AAR	19,678	$377,227
†AeroVironment	7,846	246,914
American Science & Engineering	4,605	313,647
†Astronics	5,400	193,374
†Ceradyne	12,457	333,598
Cubic	7,960	346,976
Curtiss-Wright	22,797	805,418
†DigitalGlobe	17,600	301,136
Ducommun	5,900	75,225
†Esterline Technologies	14,857	831,546
†GenCorp	31,750	168,910
†GeoEye	11,038	245,264
HEICO	21,133	1,235,859
†Hexcel	47,606	1,152,542
†KEYW Holding	6,800	50,320
†Kratos Defense & Security Solutions	17,609	105,126
†LMI Aerospace	3,300	57,915
†Moog Class A	22,212	975,773
National Presto Industries	2,544	238,118
†Orbital Sciences	29,039	421,937
†TASER International	32,437	166,077
†Teledyne Technologies	17,906	982,144
Triumph Group	18,312	1,070,336

		10,695,382

Air Freight & Logistics–0.34%
†Air Transport Services Group	28,700	135,464
†Atlas Air Worldwide Holdings	12,957	497,938
Forward Air	14,648	469,468
†HUB Group Class A	18,170	589,253
†Pacer International	20,520	109,782
†Park-Ohio Holdings	5,100	90,984

		1,892,889

Airlines–0.62%
†Alaska Air Group	17,478	1,312,424
†Allegiant Travel	7,369	393,062
†Hawaiian Holdings	22,100	128,180
†JetBlue Airways	121,784	633,277
†Republic Airways Holdings	27,147	93,114
SkyWest	26,573	334,554
†Spirit Airlines	8,800	137,280
†US Airways Group	80,600	408,642

		3,440,533

Auto Components–0.75%
†American Axle & Manufacturing Holdings	33,795	334,233
†Amerigon	9,506	135,556
Cooper Tire & Rubber	31,036	434,814
†Dana Holdings	71,300	866,295
†Dorman Products	5,800	214,194

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Drew Industries	8,795	$215,741
†Exide Technologies	43,839	115,297
†Fuel Systems Solutions	7,200	118,728
†Modine Manufacturing	23,716	224,353
†Motorcar Parts of America	3,600	27,000
†Shiloh Industries	1,800	15,084
Spartan Motors	12,860	61,857
Standard Motor Products	10,600	212,530
†Stoneridge	14,855	125,228
Superior Industries International	10,714	177,210
†Tenneco	29,473	877,705
†Tower International	2,300	24,702

		4,180,527

Automobiles–0.02%
†Winnebago Industries	16,164	119,290

		119,290

Beverages–0.22%
†Boston Beer Class A	4,144	449,873
†Central European Distribution	39,000	170,625
Coca-Cola Bottling Consolidated	2,491	145,848
†Craft Brewers Alliance	5,900	35,518
†Heckmann	46,900	311,885
†MGP Ingredients	3,100	15,624
†National Beverage	6,306	101,337
†Primo Water	3,300	10,032

		1,240,742

Biotechnology–3.69%
†Achillion Pharmaceuticals	20,500	156,210
†Acorda Therapeutics	19,551	466,096
†Affymax	14,470	95,647
†Alkermes	46,547	808,056
†Allos Therapeutics	45,967	65,273
†Alnylam Pharmaceuticals	19,953	162,617
†AMAG Pharmaceuticals	11,219	212,151
†Amicus Therapeutics	6,900	23,736
†Anacor Pharmaceuticals	4,300	26,660
†Anthera Pharmaceuticals	11,200	68,768
†Ardea Biosciences	9,000	151,290
†Arena Pharmaceuticals	68,377	127,865
†Ariad Pharmaceuticals	64,780	793,555
†ArQule	24,137	136,133
†Array Biopharma	34,095	73,645
†Astex Pharmaceuticals	14,500	27,405
†AVEO Pharmaceuticals	16,000	275,200
†AVI BioPharma	78,600	58,557
†BioCryst Pharmaceuticals	18,900	46,683
†BioMimetic Therapeutics	3,990	11,372
†Biosante Pharmaceuticals	58,300	29,272
†BioSpecifics Technologies	1,100	18,282
†Biotime	10,600	61,586

LVIP SSgA Small-Cap Index Fund–5

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Cell Therapeutics	105,500	$122,380
†Celldex Therapeutics	17,200	44,720
†Cepheid	30,069	1,034,674
†Chelsea Therapeutics International	23,300	119,529
†Cleveland Biolabs	13,300	38,038
†Clovis Oncology	5,300	74,677
†Codexis	14,562	77,179
†Cubist Pharmaceuticals	29,176	1,155,953
†Curis	41,400	193,752
†Cytori Therapeutics	27,700	60,940
†Dusa Pharmaceuticals	7,500	32,850
†Dyax	57,300	77,928
†Dynavax Technologies	65,600	217,792
†Emergent BioSolutions	13,198	222,254
†Enzon Pharmaceuticals	19,798	132,647
†Exact Sciences	27,000	219,240
†Exelixis	63,402	300,208
†Genomic Health	8,898	225,920
†Geron	54,035	79,972
†GTx	10,700	35,952
†Halozyme Therapeutic	41,613	395,740
†Horizon Pharma	2,700	10,800
†Idenix Pharmaceuticals	28,972	215,697
†Immunogen	37,400	433,092
†Immunomedics	35,295	117,532
†Incyte	43,385	651,209
†Infinity Pharmaceuticals	8,400	74,256
†Inhibitex	32,300	353,362
†Insmed	7,200	21,960
†InterMune	27,474	346,172
†Ironwood Pharmaceuticals	25,500	305,235
†Isis Pharmaceuticals	49,846	359,390
†Keryx Biopharmaceuticals	36,900	93,357
†Lexicon Genetics	100,400	129,516
†Ligand Pharmaceuticals Class B	8,928	105,975
†MannKind	41,711	104,278
†Maxygen	13,175	74,175
†Medivation	15,876	732,042
†Metabolix	11,408	51,906
†Micromet	47,400	340,806
†Momenta Pharmaceuticals	23,011	400,161
†Nabi Biopharmaceuticals	10,143	19,069
†Neurocrine Biosciences	26,128	222,088
†Newlink Genetics	3,400	23,936
†Novavax	54,400	68,544
†NPS Pharmaceuticals	43,300	285,347
†Nymox Pharmaceutical	8,000	65,760
†OncoGenex Pharmaceutical	2,900	34,046
†Oncothyreon	22,000	166,760
†ONYX Pharmaceuticals	32,093	1,410,488
†Opko Health	55,800	273,420
†Orexigen Therapeutics	6,784	10,922
†Osiris Therapeutics	2,660	14,231

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
PDL BioPharma	69,500	$430,900
†Peregrine Pharmaceuticals	51,000	52,530
†Pharmacyclics	23,300	345,306
†PharmAthene	17,000	21,590
†Progenics Pharmaceuticals	16,768	143,199
†Raptor Pharmaceutical	19,500	122,070
†Rigel Pharmaceuticals	34,927	275,574
†Sangamo Biosciences	23,300	66,172
†Savient Pharmaceuticals	37,998	84,736
†SciClone Pharmaceuticals	21,000	90,090
†Seattle Genetics	47,079	786,925
†SIGA Technologies	19,500	49,140
†Spectrum Pharmaceuticals	26,700	390,621
†Sunesis Pharmaceuticals	14,000	16,380
†Syntha Pharmaceuticals	8,906	41,591
†Targacept	14,300	79,651
†Theravance	33,900	749,190
†Trius Therapeutics	5,600	40,040
†Vanda Pharmaceuticals	16,100	76,636
†Vical	31,200	137,592
†Zalicus	18,000	21,780
†ZIOPHARM Oncology	30,900	136,269
†Zogenix	10,400	23,296

		20,455,214

Building Products–0.70%
AAON	9,954	203,957
†Ameresco Class A	9,800	134,456
American Woodmark	5,328	72,780
Apogee Enterprises	15,211	186,487
†Builders FirstSource	15,670	31,967
†Gibraltar Industries	16,299	227,534
Griffon	24,461	223,329
Insteel Industries	9,924	109,065
†NCI Building Systems	8,251	89,688
Quanex Building Products	19,706	295,984
Simpson Manufacturing	20,475	689,189
Smith (A.O.)	18,634	747,597
†Trex	8,235	188,664
Universal Forest Products	9,928	306,477
†USG	35,900	364,744

		3,871,918

Capital Markets–1.89%
Apollo Investment	94,449	608,251
Arlington Asset Investment Class A	3,700	78,921
Artio Global Investors	16,800	81,984
BGC Partners Class A	38,623	229,421
BlackRock Kelso Capital	38,222	311,892
Calamos Asset Management Class A	10,510	131,480
Capital Southwest	1,341	109,359
†CIFC	6,900	37,260

LVIP SSgA Small-Cap Index Fund–6

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Cohen & Steers	8,900	$257,210
†Cowen Group Class A	39,877	103,281
Diamond Hill Investments Group	1,400	103,572
Duff & Phelps Class A	15,844	229,738
Edelman Financial Group	7,259	47,692
Epoch Holding	7,379	164,035
Evercore Partners Class A	10,723	285,446
†FBR Capital Markets	13,358	27,384
Fidus Investment	2,253	29,221
Fifth Street Finance	37,812	361,861
†Financial Engines	19,000	424,270
FXCM Class A	9,500	92,625
GAMCO Investors	3,595	156,347
GFI Group	30,892	127,275
Gladstone Capital	12,030	91,789
Gladstone Investment	12,900	93,783
†Gleacher	19,500	32,760
Golub Capital	6,219	96,401
†Harris & Harris Group	17,900	61,934
Hercules Technology Growth Capital	22,989	217,016
†HFF Class A	15,400	159,082
†International FCStone	7,080	166,876
†Investment Technology Group	21,400	231,334
JMP Group	9,700	69,355
KBW	16,347	248,147
†Knight Capital Group Class A	49,333	583,116
Kohlberg Capital	6,100	38,491
†Ladenburg Thalmann Financial Services	56,900	141,112
Main Street Capital	10,691	227,077
†Manning & Napier	6,200	77,438
MCG Capital	40,301	160,801
Medallion Financial	8,600	97,868
Medley Capital	5,743	59,729
MVC Capital	10,503	121,730
New Mountain Finance	3,629	48,665
NGP Capital Resources	12,499	89,868
Oppenheimer Holdings Class A	4,600	74,060
PennantPark Investment	24,028	242,443
†Piper Jaffray	8,252	166,690
Prospect Energy	56,360	523,585
Pzena Investment Management Class A	1,084	4,694
†Safeguard Scientifics	8,958	141,447
Solar Capital	19,237	424,946
Solar Senior Capital	3,828	60,283
†Stifel Financial	26,265	841,792
SWS Group	17,036	117,037
=Teton Advisors	19	0
THL Credit	2,500	30,525
TICC Capital	18,114	156,686
Triangle Capital	12,087	231,103

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Virtus Investment Partners	2,884	$219,213
Westwood Holdings Group	2,900	105,995

		10,453,396

Chemicals–2.00%
American Vanguard	11,964	159,600
Balchem	14,209	576,033
†Calgon Carbon	28,065	440,901
Chase	1,600	22,240
†Chemtura	47,300	536,382
†Ferro	43,458	212,510
†Flotek Industries	26,300	261,948
Fuller (H.B.)	24,420	564,346
FutureFuel	8,900	110,538
†Georgia Gulf	17,100	333,279
Hawkins	4,600	169,556
†Innophos Holdings	10,822	525,516
Innospec	12,000	336,840
KMG Chemicals	4,400	75,988
Koppers Holdings	10,377	356,554
†Kraton Performance Polymers	16,000	324,800
†Landec	15,333	84,638
†LSB Industries	9,165	256,895
Minerals Technologies	9,080	513,292
NewMarket	4,408	873,269
NL Industries	2,091	27,120
Olin	38,980	765,957
†OM Group	15,408	344,985
†Omnova Solutions	25,200	116,172
PolyOne	46,020	531,531
Quaker Chemical	5,900	229,451
Schulman (A.)	15,615	330,726
†Senomyx	23,100	80,388
Sensient Technologies	24,406	924,987
†Spartech	12,023	56,869
Stepan	4,059	325,369
†STR Holdings	12,900	106,167
†TPC Group	7,000	163,310
†Zagg	9,600	67,872
Zep	9,192	128,504
†Zoltek	15,246	116,175

		11,050,708

Commercial Banks–6.19%
1st Source	6,554	166,013
†1st United Bancorp	10,900	60,495
Alliance Financial	1,800	55,584
†Ameris Bancorp	12,316	126,608
Ames National	4,600	89,700
Arrow Financial	5,474	128,311
Bancfirst	3,694	138,673
Banco Latinoamericano de Exportacions	14,922	239,498

LVIP SSgA Small-Cap Index Fund–7

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
†Bancorp (Delaware)	16,100	$116,403
Bancorp (Rhode Island)	1,100	43,670
BancorpSouth	41,500	457,330
Bank of Kentucky Financial	1,800	36,090
Bank of Marin Bancorp	2,400	90,216
Bank of the Ozarks	14,162	419,620
Banner	9,000	154,350
†BBCN Bancorp	36,035	340,531
Boston Private Financial Holdings	36,015	285,959
Bridge Bancorp	3,600	71,640
†Bridge Capital Holdings	3,800	39,520
Bryn Mawr Bank	5,100	99,399
Camden National	4,400	143,440
†Cape Bancorp	3,600	28,260
†Capital Bank	6,900	13,869
Capital City Bank Group	3,695	35,287
Cardinal Financial	12,600	135,324
†Cascade Bancorp	3,000	13,140
Cathay General Bancorp	38,937	581,329
Center Bancorp	3,800	37,126
Centerstate Banks of Florida	12,900	85,398
†Central Pacific Financial	8,400	108,528
Century Bancorp Class A	1,100	31,064
Chemical Financial	14,086	300,314
Citizens & Northern	5,300	97,891
City Holding	7,793	264,105
CNB Financial	6,500	102,570
CoBiz Financial	18,609	107,374
Columbia Banking System	19,909	383,646
Community Bank System	18,260	507,628
Community Trust Bancorp	7,213	212,206
CVB Financial	44,621	447,549
†Eagle Bancorp	7,200	104,688
†Encore Bancshares	2,300	31,096
Enterprise Bancorp	3,000	42,900
Enterprise Financial Services	8,706	128,849
Financial Institutions	6,400	103,296
First Bancorp (Maine)	3,700	56,869
First Bancorp (North Carolina)	7,279	81,161
First Busey	40,341	201,705
First Commonwealth Financial	54,781	288,148
First Community Bancshares	6,601	82,380
First Connecticut Bancorp	8,600	111,886
First Financial	5,911	196,718
First Financial Bancorp	28,873	480,447
First Financial Bankshares	15,600	521,508
First Interstate Bancsystem	7,100	92,513
First Merchants	14,404	122,002
First Midwest Bancorp	37,672	381,617
First of Long Island	3,300	86,856
FirstMerit	53,621	811,286
FNB	62,601	708,017
German American Bancorp	5,300	96,407
Glacier Bancorp	35,833	431,071

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
Great Southern Bancorp	4,200	$99,078
†Hamptons Road Bankshares	2,900	7,946
Hancock Holding	37,111	1,186,439
†Hanmi Financial	17,513	129,593
Heartland Financial USA	7,538	115,633
†Heritage Commerce	6,600	31,284
Heritage Financial	6,300	79,128
Home Bancshares	11,405	295,504
Hudson Valley Holding	6,809	144,487
IBERIABANK	14,491	714,406
Independent Bank (Massachusetts)	10,932	298,334
International Bancshares	26,416	484,337
†Investors Bancorp	23,242	313,302
Lakeland Bancorp	9,638	83,080
Lakeland Financial	8,710	225,328
MainSource Financial Group	8,434	74,472
MB Financial	27,121	463,769
Merchants Bancshares	1,700	49,640
†Metro Bancorp	8,400	70,392
Midsouth Bancorp	2,300	29,923
National Bankshares	3,400	94,928
National Penn Bancshares	61,506	519,111
NBT Bancorp	17,343	383,801
Northfiled Bancorp	9,359	132,523
Old National Bancorp	47,075	548,424
†OmniAmerican Bancorp	5,400	84,780
Oriental Financial Group	20,925	253,402
Orrstown Financial Services	1,800	14,850
†Pacific Capital Bancorp	1,300	36,712
Pacific Continental	10,300	91,155
PacWest Bancorp	15,687	297,269
Park National	6,439	418,921
†Park Sterling	19,300	78,744
Penns Woods Bancorp	1,900	73,682
Peoples Bancorp	5,440	80,566
†Pinnacle Financial Partners	15,862	256,171
PrivateBancorp	30,730	337,415
Prosperity Bancshares	22,877	923,087
Renasant	13,211	198,165
Republic Bancorp Class A	5,629	128,904
S&T Bancorp	14,498	283,436
Sandy Spring Bancorp	12,570	220,604
SCBT Financial	7,446	216,008
†Seacoast Banking Corp. of Florida	22,700	34,504
Sierra Bancorp	3,611	31,777
†Signature Bank	23,353	1,400,946
Simmons First National Class A	9,140	248,517
Southside Bancshares	8,722	188,919
†Southwest Bancorp	5,360	31,946
State Bancorp	6,300	76,860
†State Bank Financial	16,200	244,782
StellarOne	10,300	117,214
Sterling Bancorp	16,389	141,601

LVIP SSgA Small-Cap Index Fund–8

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
†Sterling Financial	14,000	$233,800
†Suffolk Bancorp	5,068	54,684
†Sun Bancorp	11,700	28,314
Susquehanna Bancshares	75,838	635,522
†SVB Financial Group	20,929	998,104
SY Bancorp	5,179	106,325
†Taylor Capital Group	5,017	48,765
†Texas Capital Bancshares	18,494	566,101
Tompkins Financial	3,472	133,707
Tower Bancorp	4,800	136,992
TowneBank	10,200	124,848
Trico Bancshares	5,602	79,660
Trustmark	31,475	764,528
UMB Financial	15,736	586,166
Umpqua Holdings	56,519	700,270
Union First Market Bankshares	9,998	132,873
United Bankshares	24,823	701,746
†United Community Banks	21,461	150,012
Univest Corp. of Pennsylvania	9,215	134,908
†Virginia Commerce Bancorp	12,300	95,079
Washington Banking	5,900	70,269
Washington Trust Bancorp	6,175	147,336
Webster Financial	35,400	721,806
WesBanco	10,624	206,849
West Bancorporation	6,700	64,186
†West Coast Bancorp	8,340	130,104
Westamerica Bancorporation	14,245	625,356
†Western Alliance Bancorp	35,627	221,956
†Wilshire Bancorp	34,429	124,977
Wintrust Financial	17,265	484,283

		34,252,403

Commercial Services & Supplies–2.55%
ABM Industries	26,157	539,357
†ACCO Brands	28,833	278,238
†American Reprographics	16,451	75,510
†AT Cross Class A	3,000	33,840
Brink’s	23,000	618,240
†Casella Waste Systems	15,400	98,560
†Cenveo	25,206	85,700
†Clean Harbors	23,678	1,508,998
CompX International	600	8,838
†Consolidated Graphics	4,138	199,783
Courier	6,604	77,465
Deluxe	25,401	578,127
†EnergySolutions	42,958	132,740
†EnerNOC	9,887	107,472
Ennis	11,907	158,720
†Fuel-Tech	11,982	78,842
G&K Services Class A	9,554	278,117
†Geo Group	31,788	532,449
Healthcare Services Group	32,776	579,807
†Heritage-Crystal Clean	2,200	36,432

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Herman Miller	28,303	$522,190
†Higher One Holdings	15,900	293,196
HNI	22,200	579,420
†InnerWorkings	14,425	134,297
Interface Class A	26,322	303,756
Intersections	5,500	60,995
Kimball International Class B	12,823	65,013
Knoll	23,922	355,242
McGrath RentCorp	12,264	355,533
†Metalico	23,000	75,670
Mine Safety Appliances	13,498	447,054
†Mobile Mini	18,440	321,778
Multi-Color	6,149	158,214
Quad Graphics	12,900	184,986
Rollins	31,190	693,041
Schawk	6,285	70,455
†Standard Parking	8,546	152,717
Steelcase Class A	40,200	299,892
†Swisher Hygiene	43,600	163,064
†SYKES Enterprises	21,049	329,627
†Team	8,976	267,036
†Tetra Tech	30,661	661,971
†TMS International Class A	7,600	75,088
†TRC	5,500	33,055
UniFirst	7,074	401,379
United Stationers	21,078	686,300
US Ecology	9,634	180,927
Viad	10,845	189,571
†WCA Waste	5,100	33,201

		14,101,903

Communications Equipment–2.07%
Adtran	31,501	950,070
†Anaren Microwave	6,632	110,224
†Arris Group	60,782	657,661
†Aruba Networks	41,643	771,228
†Aviat Networks	18,660	34,148
Bel Fuse Class A	6,045	113,344
Black Box	8,380	234,975
†Blue Coat Systems	21,761	553,817
†Calix	19,248	124,535
Communications Systems	2,100	29,526
Comtech Telecommunications	10,019	286,744
†Dialogic	7,600	9,120
†Digi International	13,337	148,841
†EMCORE	26,300	22,678
†Emulex	44,422	304,735
†Extreme Networks	40,367	117,872
†Finisar	43,700	731,757
†Globecomm Systems	10,000	136,800
†Harmonic	58,301	293,837
†Infinera	52,235	328,036
InterDigital	21,930	955,491

LVIP SSgA Small-Cap Index Fund–9

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Ixia	20,582	$216,317
†KVH Industries	8,600	66,908
†Loral Space & Communications	5,537	359,241
†Meru Networks	2,100	8,673
†NETGEAR	18,117	608,188
†Numerex	4,500	37,035
†Oclaro	27,600	77,832
†Oplink Communications	8,872	146,122
†Opnext	8,953	7,232
†ORBCOMM	11,000	32,890
Plantronics	21,416	763,266
†Powerwave Technologies	17,075	35,516
†Procera Networks	6,100	95,038
†SeaChange International	14,635	102,884
†ShoreTel	24,811	158,294
†Sonus Networks	107,751	258,602
†Sycamore Networks	10,559	189,006
†Symmetricom	23,760	128,066
†Tekelec	31,654	345,978
†Ubiquiti Networks	4,300	78,389
†Viasat	17,852	823,334
†Westell Technologies Class A	15,800	35,076

		11,489,326

Computers & Peripherals–0.56%
†Avid Technology	15,883	135,482
†Cray	20,186	130,603
†Dot Hill Systems	17,300	23,009
†Electronics for Imaging	23,456	334,248
†Imation	16,514	94,625
†Immersion	12,097	62,662
†Intermec	30,683	210,485
†Intevac	11,982	88,667
†Novatel Wireless	9,352	29,272
†OCZ Technology Group	27,400	181,114
†Quantum	105,633	253,519
Rimage	2,578	29,003
†Silicon Graphics International	15,925	182,501
†STEC	21,074	181,026
†Stratasys	9,946	302,458
†Super Micro Computer	14,038	220,116
†Synaptics	15,342	462,561
Xyratex	13,700	182,484

		3,103,835

Construction & Engineering–0.79%
†Aegion	19,866	304,744
†Argan	4,700	71,487
Comfort Systems USA	19,754	211,763
†Dycom Industries	17,745	371,225
EMCOR	32,785	878,965
†Furmanite	20,500	129,355
Granite Construction	19,290	457,559

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
Great Lakes Dredge & Dock	25,871	$143,843
†Layne Christensen	10,000	242,000
†MasTec	27,856	483,858
†Michael Baker	4,642	91,030
†MYR Group	9,200	176,088
†Northwest Pipe	5,039	115,192
†Orion Marine Group	11,100	73,815
†Pike Electric	9,582	68,895
Primoris Services	14,200	212,006
†Sterling Construction	9,100	98,007
†Tutor Perini	16,008	197,539
†Unitek Global Services	5,100	23,103

		4,350,474

Construction Materials–0.19%
Eagle Materials	22,100	567,087
†Headwaters	35,651	79,145
Texas Industries	11,371	349,999
†United States Lime & Minerals	900	54,099

		1,050,330

Consumer Finance–0.68%
Advance America Cash Advance Centers	28,155	251,987
Cash America International	14,352	669,233
†Credit Acceptance	3,103	255,315
†DFC Global	21,518	388,615
†Ezcorp Class A	22,928	604,611
†First Cash Financial Services	15,350	538,632
†First Marblehead	15,400	18,018
†Imperial Holdings	7,600	14,288
Nelnet Class A	13,298	325,402
†NetSpend Holdings	16,800	136,248
Nicholas Financial	3,000	38,460
†World Acceptance	7,437	546,620

		3,787,429

Containers & Packaging–0.16%
†AEP Industries	1,352	38,059
†Boise	45,076	320,941
†Graphic Packaging Holding	80,402	342,513
Myers Industries	16,572	204,498

		906,011

Distributors – 0.20%
Core Mark Holding	6,162	244,015
Pool	23,700	713,370
†Voxx International	10,585	89,443
Weyco Group	2,620	64,321

		1,111,149

LVIP SSgA Small-Cap Index Fund–10

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–1.19%
†American Public Education	8,902	$385,279
†Archipelago Learning	7,800	75,426
†Ascent Capital Group Class A	7,200	365,184
†Bridgepoint Education	8,200	188,600
†Cambium Learning Group	6,700	20,234
†Capella Education	6,659	240,057
†Coinstar	15,314	698,931
†Corinthian Colleges	33,147	71,929
†Grand Canyon Education	14,700	234,612
Hillenbrand	30,800	687,456
†K12	13,042	233,973
Lincoln Educational Services	12,578	99,366
Mac-Gray	5,200	71,708
Matthews International Class A	14,663	460,858
National American University Holdings	3,000	22,740
Regis	28,699	474,968
Sotheby’s	32,837	936,840
†Steiner Leisure	7,559	343,103
Stewart Enterprises Class A	40,531	233,459
Strayer Education	6,000	583,140
†Universal Technical Institute	11,233	143,558

		6,571,421

Diversified Financial Services–0.39%
California First National Bancorp	1,000	16,080
Compass Diversified Holdings	20,480	253,747
†Encore Capital Group	7,375	156,793
Gain Capital Holdings	2,500	16,750
MarketAxess Holdings	14,240	428,766
Marlin Business Services	3,200	40,640
†NewStar Financial	14,764	150,150
†PHH	27,844	297,931
†PICO Holdings	11,575	238,214
†Portfolio Recovery Associates	8,423	568,720

		2,167,791

Diversified Telecommunications Services–0.66%
†8x8	33,000	104,610
†AboveNet	11,400	741,115
Alaska Communications Systems Group	23,666	71,235
Atlantic Tele-Network	4,969	194,039
†Boingo Wireless	2,800	24,080
†Cbeyond	15,038	120,454
†Cincinnati Bell	100,195	303,591
†Cogent Communications Group	23,165	391,257
Consolidated Communications Holdings	13,944	265,633
†FairPoint Communications	6,300	27,279
†General Communication Class A	18,962	185,638
†Globalstar	18,800	10,152
HickoryTech	7,900	87,532

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunications Services (continued)
IDT Class B	7,400	$69,412
†InContact	18,100	80,183
†Iridium Communications	22,900	176,559
Lumos Networks	7,616	116,829
†Neutral Tandem	16,470	176,064
†Premiere Global Services	24,119	204,288
SureWest Communications	6,800	81,804
†Towerstream	15,800	33,180
†Vonage Holdings	71,300	174,685

		3,639,619

Electric Utilities–1.53%
ALLETE	15,655	657,197
Central Vermont Public Service	6,928	243,173
Cleco	29,672	1,130,502
El Paso Electric	20,632	714,692
Empire District Electric	20,807	438,820
Idacorp	24,182	1,025,559
MGE Energy	11,449	535,470
Otter Tail	18,058	397,637
PNM Resources	39,233	715,218
Portland General Electric	36,696	928,042
UIL Holdings	24,715	874,170
Unisource Energy	18,011	664,966
UNITIL	4,800	136,224

		8,461,670

Electrical Equipment–1.36%
†A123 Systems	45,700	73,577
†Active Power	23,800	15,708
Acuity Brands	21,084	1,117,452
†American Superconductor	23,771	87,715
AZZ	6,310	286,726
Belden	23,263	774,193
Brady Class A	23,289	735,234
†Broadwind Energy	44,400	30,192
†Capstone Turbine	106,800	123,888
†Coleman Cable	4,000	34,800
Encore Wire	9,650	249,935
†EnerSys	23,512	610,607
Franklin Electric	11,549	503,074
†FuelCell Energy	39,067	34,066
†Generac Holdings	12,700	355,981
†Global Power Equipment Group	8,200	194,750
†II-VI	25,638	470,714
LSI Industries	12,547	75,282
†Powell Industries	4,684	146,516
†PowerSecure International	11,300	55,935
Preformed Line Products	1,179	70,339
†SatCon Technology	30,100	18,063
†Thermon Group Holdings	6,000	105,720
†Valence Technology	39,100	38,318

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Vicor	10,921	$86,931
Woodward	29,952	1,225,935

		7,521,651

Electronic Equipment, Instruments & Components–2.26%
†Aeroflex Holding	11,095	113,613
†Agilysys	10,376	82,489
†Anixter International	14,150	843,907
†Benchmark Electronics	30,312	408,303
†Brightpoint	34,236	368,379
†Checkpoint Systems	20,282	221,885
Cognex	20,417	730,724
†Coherent	11,600	606,332
†CSR ADR	2,192	25,054
CTS	18,172	167,182
Daktronics	18,214	174,308
DDi	4,700	43,851
†DTS	8,862	241,401
†Echelon	15,174	73,897
Electro Rent	8,282	142,036
Electro Scientific Industries	11,920	172,602
†eMagin	9,000	33,300
†Fabrinet	10,700	146,376
†FARO Technologies	8,198	377,108
=†Gerber Scientific	6,600	0
†GSI Group	14,100	144,243
†Identive Group	20,100	44,823
†Insight Enterprises	23,183	354,468
†InvenSense	4,900	48,804
†KEMET	20,300	143,115
†LeCroy	9,700	81,577
Littelfuse	11,270	484,385
†Maxwell Technologies	14,300	232,232
†Measurement Specialties	8,108	226,700
†Mercury Computer Systems	15,568	206,899
Methode Electronics	15,798	130,965
†Microvision	23,000	8,282
MTS Systems	7,888	321,436
†Multi-Fineline Electronix	5,060	103,983
†NeoPhotonics	5,100	23,358
†Newport	19,455	264,783
†OSI Systems	9,518	464,288
Park Electrochemical	9,687	248,181
PC Connection	4,072	45,158
†Plexus	17,593	481,696
†Power-One	30,110	117,730
Pulse Electronics	13,793	38,620
†RadiSys	6,842	34,621
Richardson Electronics	7,800	95,862
†Rofin-Sinar Technologies	14,302	326,801
†Rogers	7,979	294,106
†Sanmina-SCI	40,700	378,917
†ScanSource	13,420	483,120

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Synnex	12,663	$385,715
†TTM Technologies	26,345	288,741
†Universal Display	18,742	687,644
†Viasystems Group	1,700	28,764
†Vishay Precision Group	7,000	111,860
†X-Rite	15,400	71,456
†Zygo	8,867	156,503

		12,532,583

Energy Equipment & Services–2.10%
†Basic Energy Services	12,305	242,409
Bristow Group	17,781	842,642
†C&J Energy Services	5,800	121,394
†Cal Dive International	52,375	117,844
†Complete Production Services	39,973	1,341,493
†Dawson Geophysical	3,511	138,790
†Dril-Quip	17,467	1,149,677
†Exterran Holdings	32,000	291,200
†Geokinetics	5,600	12,040
†Global Geophysical Services	6,300	42,336
Gulf Island Fabrication	7,495	218,929
†Gulfmark Offshore	11,818	496,474
†Helix Energy Solutions Group	51,800	818,440
†Hercules Offshore	59,100	262,404
†Hornbeck Offshore Services	15,274	473,799
†ION Geophysical	65,330	400,473
†Key Energy Services	60,900	942,123
Lufkin Industries	14,884	1,001,842
†Matrix Service	14,079	132,906
†Mitcham Industries	6,700	146,328
†Natural Gas Services Group	7,000	101,220
†Newpark Resources	45,281	430,170
†OYO Geospace	2,272	175,694
†Parker Drilling	58,827	421,790
†PHI	6,558	162,966
†Pioneer Drilling	30,804	298,183
†RigNet	2,800	46,872
†Tesco	15,500	195,920
†TETRA Technologies	38,400	358,656
†Union Drilling	9,677	60,384
†Vantage Drilling	77,500	89,900
†Willbros Group	22,594	82,920

		11,618,218

Food & Staples Retailing–1.15%
Andersons	9,360	408,658
Arden Group	700	63,007
Casey’s General Stores	18,491	952,471
†Chefs’ Warehouse	4,100	73,226
†Fresh Market	13,900	554,610
Ingles Markets Class A	7,336	110,480
Nash Finch	6,420	187,978
†Pantry	12,278	146,968

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
PriceSmart	8,763	$609,817
†Rite Aid	296,900	374,094
Ruddick	23,917	1,019,821
Spartan Stores	11,888	219,928
†Susser Holdings	4,600	104,052
†United Natural Foods	23,563	942,756
Village Super Market Class A	2,414	68,678
Weis Markets	5,678	226,779
†Winn Dixie Stores	29,535	277,038

		6,340,361

Food Products–1.39%
Alico	1,209	23,418
B&G Foods Class A	23,800	572,866
Calavo Growers	6,400	164,352
Cal-Maine Foods	6,583	240,740
†Chiquita Brands International	20,732	172,905
†Darling International	57,041	758,075
Diamond Foods	10,700	345,289
†Dole Food	18,700	161,755
†Farmer Brothers	1,800	13,752
Fresh Del Monte Produce	18,185	454,807
Griffin Land & Nurseries	400	10,584
†Hain Celestial Group	17,687	648,405
†Harbinger Group	2,900	11,629
Imperial Sugar	4,212	15,037
J&J Snack Foods	7,180	382,550
Lancaster Colony	9,271	642,851
†Lifeway Foods	1,100	10,604
Limoneira	3,400	57,494
†Omega Protein	10,600	75,578
†Pilgrim’s Pride	28,800	165,888
Sanderson Farms	10,992	551,029
†Seneca Foods Class A	5,100	131,682
†Smart Balance	31,600	169,376
Snyder’s-Lance	23,406	526,635
Tootsie Roll Industries	12,011	284,300
†TreeHouse Foods	17,295	1,130,748

		7,722,349

Gas Utilities–1.16%
Chesapeake Utilities	4,929	213,672
Laclede Group	11,099	449,177
New Jersey Resources	20,106	989,215
Northwest Natural Gas	13,139	629,752
Piedmont Natural Gas	36,370	1,235,852
South Jersey Industries	14,698	834,993
Southwest Gas	22,387	951,224
WGL Holdings	24,953	1,103,422

		6,407,307

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–3.02%
†Abaxis	11,376	$314,774
†ABIOMED	16,476	304,312
†Accuray	28,650	121,190
†Align Technology	30,196	716,400
†Alimera Sciences	2,200	2,750
†Alphatec Holdings	14,500	24,940
Analogic	6,351	364,039
†AngioDynamics	13,082	193,744
†Antares Pharma	48,500	106,700
†Arthrocare	13,600	430,848
†AtriCure	7,800	86,580
Atrion	693	166,479
†Bacterin International Holdings	6,100	17,446
BIOLASE Technology	8,773	22,547
Cantel Medical	5,743	160,402
†Cardiovascular Systems	5,700	56,145
†Cerus	28,200	78,960
†Conceptus	16,419	207,536
†Conmed	14,170	363,744
†CryoLife	9,389	45,067
†Cyberonics	14,086	471,881
†Cynosure Class A	6,086	71,571
†Delcath Systems	27,000	82,350
†DexCom	33,400	310,954
†DynaVox Class A	2,400	8,736
†Endologix	25,100	288,148
†Exactech	2,900	47,763
†Greatbatch	11,884	262,636
†Haemonetics	12,603	771,556
†Hansen Medical	26,277	67,795
†Heartware International	6,000	414,000
†ICU Medical	5,668	255,060
†Insulet	22,896	431,132
†Integra LifeSciences Holdings	10,344	318,906
Invacare	14,342	219,289
†IRIS International	7,300	68,255
Kensey Nash	4,656	89,349
†MAKO Surgical	15,700	395,797
†Masimo	25,776	481,625
†Medical Action Industries	3,340	17,468
Meridian Bioscience	20,502	386,258
†Merit Medical Systems	21,138	282,826
†Natus Medical	12,654	119,327
†Neogen	11,550	353,892
†Neoprobe	50,500	132,310
†NuVasive	19,678	247,746
†NxStage Medical	22,201	394,734
†OraSure Technologies	24,484	223,049
†Orthofix International	9,110	320,945
†Palomar Medical Technologies	10,938	101,723
†Quidel	13,158	199,081
†Rockwell Medical Technologies	4,700	39,809

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†RTI Biologics	30,988	$137,587
†Solta Medical	31,200	97,968
†SonoSite	7,121	383,537
†Spectranetics	18,655	134,689
†Staar Surgical	15,800	165,742
†Stereotaxis	6,871	5,659
STERIS	28,899	861,767
†SurModics	9,151	134,154
†Symmetry Medical	19,433	155,270
†Synergetics USA	13,100	96,678
†Synovis Life Technologies	6,400	178,112
†Tornier	5,800	104,400
†Unilife	31,300	97,656
†Uroplasty	6,300	26,775
†Vascular Solutions	9,400	104,622
†Volcano	25,485	606,288
West Pharmaceutical Services	16,478	625,340
†Wright Medical Group	19,755	325,958
Young Innovations	3,200	94,816
†Zeltiq Aesthetics	3,600	40,896
†Zoll Medical	10,833	684,429

		16,722,917

Health Care Providers & Services–3.04%
†Accretive Health	19,800	455,004
†Air Methods	5,685	480,098
†Alliance HealthCare Services	9,548	12,030
†Almost Family	5,300	87,874
†Amedisys	15,051	164,206
†American Dental Partners	6,800	128,044
†AMN Healthcare Services	23,080	102,244
†Amsurg	15,633	407,083
Assisted Living Concepts Class A	8,716	129,781
†Bio-Reference Labs	13,100	213,137
†BioScrip	22,100	120,666
†Capital Senior Living	15,467	122,808
†CardioNet	5,000	11,850
†Centene	24,393	965,719
Chemed	9,778	500,731
†Chindex International	3,100	26,412
†CorVel	3,308	171,057
†Cross Country Healthcare	17,025	94,489
†Emeritus	15,565	272,543
Ensign Group	8,600	210,700
†ExamWorks Group	11,400	108,072
†Five Star Quality Care	25,500	76,500
†Gentiva Health Services	16,900	114,075
†Hanger Orthopedic Group	16,900	315,861
†HealthSouth	46,296	818,050
†HealthSpring	33,763	1,841,433
†Healthways	14,117	96,843
†HMS Holdings	42,911	1,372,294
†IPC the Hospitalist	8,204	375,087

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Kindred Healthcare	26,152	$307,809
Landauer	4,314	222,171
†LHC Group	8,418	108,003
†Magellan Health Services	13,990	692,085
†MedCath	10,779	78,579
†MedQuist Holdings	17,100	164,502
†Metropolitan Health Networks	23,653	176,688
†Molina Healthcare	14,451	322,691
†MWI Veterinary Supply	6,198	411,795
National Healthcare	5,473	229,319
National Research	200	7,762
Owens & Minor	31,111	864,575
†PharMerica	15,422	234,106
†Providence Service	6,409	88,188
†PSS World Medical	27,209	658,186
†RadNet	9,500	20,235
†Select Medical Holdings	23,600	200,128
†Skilled Healthcare Group	4,712	25,728
†Sun Healthcare Group	6,786	26,330
†Sunrise Senior Living	23,791	154,166
†Team Health Holdings	12,400	273,668
†Triple-S Management Class B	10,403	208,268
U.S. Physical Therapy	6,500	127,920
Universal American	16,824	213,833
†Vanguard Health Systems	14,700	150,234
†WellCare Health Plans	20,700	1,086,750

		16,848,410

Health Care Technology–0.54%
†athenahealth	17,014	835,727
Computer Programs & Systems	5,527	282,485
†Epocrates	2,700	21,060
†HealthStream	9,800	180,810
†MedAssets	24,283	224,618
†Medidata Solutions	11,100	241,425
†Merge Healthcare	27,400	132,890
†Omnicell	16,906	279,287
Quality Systems	18,942	700,665
†Transcend Services	4,900	116,277

		3,015,244

Hotels, Restaurants & Leisure–2.76%
†AFC Enterprises	13,074	192,188
Ambassadors Group	4,030	18,175
Ameristar Casinos	16,281	281,498
Benihana	4,100	41,943
†Biglari Holdings	630	231,991
†BJ’s Restaurants	11,901	539,353
Bob Evans Farms	15,036	504,307
†Boyd Gaming	28,900	215,594
†Bravo Brio Restaurant Group	10,100	173,215
†Buffalo Wild Wings	8,980	606,240
†Caribou Coffee	6,000	83,700

LVIP SSgA Small-Cap Index Fund–14

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Carrols Restaurant Group	4,400	$50,908
CEC Entertainment	10,002	344,569
†Cheesecake Factory	28,200	827,670
Churchill Downs	6,402	333,736
Cracker Barrel Old Country Store	11,372	573,263
†Denny’s	51,536	193,775
†DineEquity	7,800	329,238
†Domino’s Pizza	28,091	953,690
Einstein Noah Restaurant Group	2,400	37,968
†Gaylord Entertainment	17,770	428,968
International Speedway Class A	14,800	375,180
†Interval Leisure Group	20,600	280,366
†Isle of Capri Casinos	13,145	61,387
†Jack in the Box	22,998	480,658
†Jamba	42,300	55,413
†Krispy Kreme Doughnuts	31,243	204,329
†Life Time Fitness	20,732	969,222
†Luby’s	6,700	30,217
Marcus	11,412	143,905
†McCormick & Schmick’s Seafood Restaurants	3,600	31,464
†Monarch Casino & Resort	2,757	28,094
†Morgans Hotel Group	12,368	72,971
†Multimedia Games	15,100	119,894
†O’Charleys	11,341	62,262
†Orient-Express Hotels Class A	47,800	357,066
P.F. Chang’s China Bistro	11,421	353,023
†Papa John’s International	9,203	346,769
†Peet’s Coffee & Tea	6,375	399,585
†Pinnacle Entertainment	30,868	313,619
†Red Lion Hotels	4,400	30,492
†Red Robin Gourmet Burgers	6,708	185,812
†Ruby Tuesday	33,150	228,735
†Ruth’s Hospitality Group	20,077	99,783
†Scientific Games	30,100	291,970
†Shuffle Master	27,923	327,258
Six Flags Entertainment	20,500	845,420
†Sonic	31,291	210,588
Speedway Motorsports	6,828	104,673
Texas Roadhouse	31,246	465,565
†Town Sports International Holding	11,400	83,790
Vail Resorts	17,624	746,553

		15,268,052

Household Durables–0.83%
American Greetings Class A	20,092	251,351
†Beazer Homes USA	42,957	106,533
Blyth	2,755	156,484
†Cavco Industries	3,000	120,180
†Central Garden & Pet Class A	20,663	171,916
CSS Industries	3,404	67,808
Ethan Allen Interiors	12,585	298,390

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Furniture Brands International	14,381	$17,689
†Helen of Troy	15,332	470,691
†Hovnanian Enterprises Class A	24,255	35,170
†iRobot	11,933	356,200
KB Home	35,900	241,248
†La-Z-Boy	26,765	318,504
†Libbey	10,500	133,770
Lifetime Brands	5,700	69,198
†M/I Homes	10,921	104,842
MDC Holdings	18,800	331,444
†Meritage Homes	14,320	332,081
Ryland Group	22,700	357,752
†Sealy	32,182	55,353
†Skullcandy	4,700	58,844
Skyline	1,622	7,056
†Spectrum Brands Holdings	8,600	235,640
†Standard Pacific	57,278	182,144
†Universal Electronics	8,114	136,883

		4,617,171

Household Products – 0.06%
Oil-Dri Corp. of America	1,600	32,384
WD-40	7,487	302,550

		334,934

Independent Power Producers & Energy Traders–0.21%
Atlantic Power	56,000	800,800
†Dynegy	52,100	144,317
Genie Energy	7,400	58,682
Ormat Technologies	9,600	173,088

		1,176,887

Industrial Conglomerates – 0.24%
Raven Industries	8,960	554,624
†Seaboard	157	319,652
Standex International	6,346	216,779
Tredegar	11,094	246,398

		1,337,453

Insurance – 2.74%
Alterra Capital Holdings	44,213	1,044,753
American Equity Investment Life Holding	30,129	313,342
†American Safety Insurance Holdings	5,200	113,100
†Amerisafe	9,623	223,735
Amtrust Financial Services	12,216	290,130
Argo Group International Holdings	13,685	396,318
Baldwin & Lyons Class B	3,218	70,152
†Citizens	17,522	169,788
†CNO Financial Group	108,800	686,528
Crawford Class B	10,340	63,694
Delphi Financial Group	23,814	1,054,960

LVIP SSgA Small-Cap Index Fund–15

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Donegal Group Class A	2,953	$41,814
†eHealth	11,468	168,580
EMC Insurance Group	1,105	22,730
Employers Holdings	17,239	311,854
†Enstar Group	3,408	334,666
FBL Financial Group Class A	6,717	228,512
First American Financial	51,400	651,238
Flagstone Reinsurance Holdings	27,310	226,400
†Fortegra Financial	2,900	19,372
†Global Indemnity	7,356	145,869
†Greenlight Capital Re Class A	14,124	334,315
†Hallmark Financial Service	3,275	22,892
Harleysville Group	5,780	326,975
†Hilltop Holdings	20,963	177,137
Horace Mann Educators	20,335	278,793
Independence Holding	900	7,317
Infinity Property & Casualty	6,220	352,923
Kansas City Life Insurance	2,512	82,444
Maiden Holdings	23,300	204,108
Meadowbrook Insurance Group	27,160	290,069
Montpelier Re Holdings	30,812	546,913
†National Financial Partners	22,365	302,375
National Interstate	3,491	86,123
National Western Life Insurance Class A	913	124,314
†Navigators Group	5,441	259,427
OneBeacon Insurance Group Class A	11,700	180,063
†Phoenix Companies	64,287	108,002
Platinum Underwriters Holdings	18,338	625,509
Presidential Life	10,496	104,855
Primerica	17,100	397,404
ProAssurance	14,904	1,189,637
RLI	9,004	656,031
Safety Insurance Group	6,503	263,241
SeaBright Insurance Holdings	9,980	76,347
Selective Insurance Group	26,889	476,742
State Auto Financial	7,274	98,854
Stewart Information Services	10,554	121,899
Symetra Financial	33,900	307,473
Tower Group	18,271	368,526
United Fire & Casualty	11,248	226,985
Universal Insurance Holdings	4,100	14,678

		15,189,906

Internet & Catalog Retail–0.32%
†1-800-FLOWERS.com Class A	3,982	8,760
†Blue Nile	6,613	270,339
†GeekNet	1,400	23,870
HSN	19,600	710,696
NutriSystem	14,200	183,606
†Orbitz Worldwide	7,077	26,610
†Overstock.com	3,333	26,131

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Catalog Retail (continued)
PetMed Express	11,934	$123,875
†Shutterfly	14,566	331,522
†US Auto Parts Network	4,900	21,413
†ValueVision Media Class A	11,800	22,184

		1,749,006

Internet Software & Services–1.87%
†Active Network	6,900	93,840
†Ancestry.com	15,600	358,176
†Angie’s List	5,000	80,500
†Bankrate	11,100	238,650
†Carbonite	5,300	58,830
†comScore	14,939	316,707
†Constant Contact	14,954	347,082
†Cornerstone OnDemand	4,700	85,728
†DealerTrack Holdings	20,580	561,011
†Demand Media	3,600	23,940
†Dice Holdings	21,649	179,470
†Digital River	19,865	298,372
EarthLink	54,833	353,125
†Envestnet	10,900	130,364
†FriendFinder Networks	2,900	2,175
†ICG Group	19,873	153,420
†infospace	20,969	230,449
†Internap Network Services	28,289	168,037
†IntraLinks Holdings	17,000	106,080
J2 Global Communications	22,564	634,950
Keynote Systems	6,030	123,856
†KIT Digital	20,000	169,000
†Limelight Networks	30,177	89,324
†Liquidity Services	9,500	350,550
†LivePerson	26,600	333,830
†LogMeIn	10,200	393,210
†LoopNet	8,815	161,138
Marchex Class B	11,908	74,425
ModusLink Global Solutions	24,692	133,337
†Move	21,064	133,124
†NIC	31,968	425,494
†OpenTable	11,500	449,995
†Openwave Systems	34,000	53,720
†Perficient	13,393	134,064
†Quepasa	3,400	11,288
†QuinStreet	14,600	136,656
†RealNetworks	12,013	90,098
†Responsys	2,900	25,781
†RightNow Technologies	12,308	525,921
†Saba Software	15,800	124,662
†SciQuest	6,900	98,463
†SPS Commerce	4,900	127,155
†Stamps.com	5,881	153,671
†support.com	13,400	30,150
TechTarget	4,900	28,616
†Travelzoo	3,300	81,114

LVIP SSgA Small-Cap Index Fund–16

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services (continued)
United Online	41,045	$223,285
†ValueClick	38,716	630,684
†Vocus	9,168	202,521
†Web.com Group	15,700	179,765
†XO Group	13,966	116,476
†Zillow	1,600	35,968
†Zix	36,500	102,930

		10,371,177

IT Services–1.98%
†Acxiom	40,400	493,284
†CACI International Class A	12,677	708,897
†Cardtronics	21,232	574,538
Cass Information Systems	4,921	179,075
†CGS Systems International	16,077	236,493
†CIBER	35,821	138,269
†Computer Task Group	8,600	121,088
†Convergys	52,000	664,040
†Dynamics Research	2,800	31,752
†Echo Global Logistics	6,600	106,590
†Euronet Worldwide	25,522	471,647
†ExlService Holdings	7,442	166,478
†Forrester Research	6,854	232,625
†Global Cash Access Holdings	30,897	137,492
†Hackett Group	17,400	65,076
Heartland Payment Systems	19,151	466,518
Henry (Jack) & Associates	43,032	1,446,305
iGate	16,135	253,804
†Lionbridge Technologies	35,100	80,379
Mantech International Class A	11,629	363,290
MAXIMUS	17,058	705,348
†Moneygram International	5,775	102,506
†NCI Class A	1,600	18,640
†PRGX Global	6,000	35,700
Sapient	53,870	678,762
†ServiceSource International	5,800	91,002
†Stream Global Services	4,500	14,895
Syntel	7,676	359,007
†TeleTech Holdings	13,054	211,475
†TNS	13,054	231,317
†Unisys	21,560	424,948
†Virtusa	8,256	119,547
†Wright Express	18,839	1,022,580

		10,953,367

Leisure Equipment & Products–0.39%
†Artic Cat	6,800	153,340
†Black Diamond	6,200	46,314
Brunswick	43,700	789,221
Callaway Golf	34,245	189,375
†Eastman Kodak	133,600	86,773
JAKKS Pacific	13,880	195,847
†Johnson Outdoors Class A	2,000	30,700

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Equipment & Products (continued)
†LeapFrog Enterprises	17,381	$97,160
†Marine Products	1,434	7,113
†Smith & Wesson Holding	33,664	146,775
†Steinway Musical Instruments	3,792	94,952
Sturm Ruger	9,500	317,870
†Summer Infant	4,200	29,568

		2,185,008

Life Sciences Tools & Services–0.35%
†Affymetrix	36,645	149,878
†Albany Molecular Research	7,815	22,898
†BG Medicine	3,800	17,936
†Cambrex	16,418	117,881
†Complete Genomics	3,300	9,669
†Enzo Biochem	13,699	30,686
†eResearch Technology	26,621	124,852
†Fluidigm	3,600	47,376
†Furiex Pharmaceuticals	4,000	66,840
†Harvard Bioscience	7,200	27,864
†Luminex	18,815	399,442
†Medtox Scientific	2,400	33,720
†Pacific Biosciences of California	18,700	52,360
†Parexel International	28,992	601,295
†Sequenom	50,200	223,390

		1,926,087

Machinery–3.10%
†3D Systems	21,040	302,976
†Accuride	21,300	151,656
Actuant Class A	33,633	763,133
Alamo Group	2,700	72,711
Albany International	13,980	323,218
†Altra Holdings	12,371	232,946
†American Railcar Industries	4,186	100,171
Ampco-Pittsburgh	4,870	94,186
†Astec Industries	9,995	321,939
Badger Meter	7,675	225,875
Barnes Group	26,743	644,774
†Blount International	24,317	353,083
Briggs & Stratton	25,184	390,100
Cascade	4,825	227,595
†Chart Industries	14,444	780,987
CIRCOR International	8,701	307,232
CLARCOR	25,557	1,277,593
†Colfax	12,400	353,152
†Columbus McKinnon	10,484	133,042
†Commercial Vehicle Group	12,900	116,616
Douglas Dynamics	10,000	146,200
Dynamic Materials	7,159	141,605
†Energy Recovery	28,000	72,240
†EnPro Industries	10,326	340,551
ESCO Technologies	13,259	381,594
†Federal Signal	34,999	145,246

LVIP SSgA Small-Cap Index Fund–17

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Flow International	18,183	$63,641
†FreightCar America	6,650	139,318
Gorman-Rupp	6,957	188,883
Graham	4,600	103,224
†Greenbrier Companies	9,838	238,867
†Hurco Companies	3,900	81,900
John Bean Technologies	14,700	225,939
†Kadant	6,641	150,153
Kaydon	16,118	491,599
LB Foster Class A	5,157	145,892
Lindsay	6,299	345,752
†Lydall	9,700	92,053
†Meritor	47,229	251,258
Met-Pro	8,800	79,552
†Middleby	9,215	866,578
Miller Industries	6,400	100,672
Mueller Industries	18,471	709,656
Mueller Water Products Class A	81,134	197,967
NACCO Industries Class A	3,023	269,712
†NN	10,200	61,200
†Omega Flex	497	7,023
†PMFG	9,600	187,296
†RBC Bearings	10,957	456,907
Robbins & Myers	19,219	933,081
†Sauer-Danfoss	5,332	193,072
Sun Hydraulics	10,225	239,572
†Tecumseh Products Class A	5,164	24,271
Tennant	9,579	372,336
Titan International	20,855	405,838
†Trimas	11,784	211,523
Twin Disc	3,644	132,350
†Wabash National	31,800	249,312
Watts Water Technologies Class A	14,984	512,603
†Xerium Technologies	6,500	42,510

		17,171,931

Marine–0.04%
Baltic Trading	4,100	19,475
†Eagle Bulk Shipping	14,949	14,083
†Excel Maritime Carriers	26,200	37,990
†Genco Shipping & Trading	16,366	110,635
International Shipholding	1,500	28,035
†Ultrapetrol (Bahamas)	4,077	12,149

		222,367

Media–1.28%
Arbitron	13,459	463,124
Belo (A.H.) Class A	4,800	22,800
Belo Class A	43,193	272,116
†Central European Media Enterprises Class A	18,900	123,228
Cinemark Holdings	45,219	836,100
†Crown Media Holdings Class A	6,396	7,739

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Cumulus Media Class A	13,900	$46,426
†Dial Global	800	2,552
†Digital Domain Media Group	1,800	10,944
†Digital Generation	13,858	165,187
†Entercom Communications Class A	14,400	88,560
Entravision Communications Class A	12,900	20,124
†EW Scripps	18,300	146,583
†Fisher Communications	4,841	139,566
†Global Sources	5,967	28,940
†Gray Television	12,800	20,736
Harte-Hanks	23,300	211,797
†Journal Communications Class A	17,738	78,047
†Knology	15,567	221,051
†Lin TV Class A	18,384	77,764
†Lions Gate Entertainment	23,700	197,184
†Live Nation	69,391	576,639
Martha Stewart Living Omnimedia Class A	16,554	72,838
†McClatchy Class A	34,300	81,977
MDC Partners Class A	13,200	178,464
Meredith	18,000	587,701
National CineMedia	27,547	341,583
†New York Times Class A	67,700	523,321
†Nexstar Broadcasting Group	4,800	37,632
Outdoor Channel Holdings	5,600	41,776
†ReachLocal	5,900	36,462
†Rentrak	5,700	81,396
†Saga Communications Class A	1,800	67,284
Scholastic	13,354	400,219
Sinclair Broadcasting Group Class A	26,338	298,410
†Valassis Communications	22,086	424,714
Value Line	630	6,476
World Wrestling Entertainment Class A	14,754	137,507

		7,074,967

Metals & Mining–1.45%
†AM Castle	9,401	88,933
AMCOL International	12,227	328,295
†Century Aluminum	26,100	222,111
†Coeur d’Alene Mines	43,448	1,048,835
†General Moly	29,325	90,614
Globe Specialty Metals	31,200	417,768
Gold Resource	14,300	303,875
†Golden Minerals	14,500	84,245
†Golden Star Resources	129,500	213,675
†Handy & Harman	2,700	26,730
Haynes International	6,185	337,701
Hecla Mining	135,670	709,554
†Horsehead Holding	23,531	212,014

LVIP SSgA Small-Cap Index Fund–18

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
†Jaguar Mining	42,700	$272,426
Kaiser Aluminum	8,100	371,628
†Materion	10,300	250,084
†Metals USA Holdings	7,400	83,250
†Midway Gold	46,500	98,115
Noranda Aluminium Holding	12,300	101,475
Olympic Steel	5,151	120,121
†Paramount Gold and Silver	62,300	133,322
†Revett Minerals	12,100	57,112
†RTI International Metals	15,094	350,332
†Stillwater Mining	56,881	594,975
†Suncoke Energy	6,400	71,680
†Thompson Creek Metals	75,100	522,696
†U.S. Gold	52,900	177,744
†Universal Stainless & Alloy	3,874	144,733
†US Energy (Wyoming)	7,000	20,370
†Vista Gold	37,700	115,739
Worthington Industries	28,607	468,583

		8,038,735

Multiline Retail–0.26%
†99 Cents Only Stores	23,234	509,986
Bon-Ton Stores	3,100	10,447
Fred’s Class A	20,393	297,330
†Gordmans Stores	2,500	31,425
†Saks	56,900	554,775
†Tuesday Morning	15,618	53,882

		1,457,845

Multi-Utilities–0.45%
Avista	28,217	726,588
Black Hills	19,333	649,202
CH Energy Group	7,757	452,854
NorthWestern	17,866	639,424

		2,468,068

Oil, Gas & Consumable Fuels–4.54%
†Abraxas Petroleum	43,800	144,540
Alon USA Energy	6,740	58,705
†Amyris	9,200	106,168
Apco Oil & Gas International	4,544	371,336
†Approach Resources	13,554	398,623
†ATP Oil & Gas	22,567	166,093
Berry Petroleum Class A	25,061	1,053,063
†Bill Barrett	22,991	783,303
†BPZ Resources	43,721	124,168
†Callon Petroleum	21,800	108,346
†CAMAC Energy	12,100	12,221
†Carrizo Oil & Gas	19,197	505,841
†Cheniere Energy	41,800	363,242
†Clayton Williams Energy	3,066	232,648
†Clean Energy Fuels	24,937	310,715
†Cloud Peak Energy	30,000	579,600

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Comstock Resources	23,600	$361,080
†Contango Oil & Gas	6,131	356,702
†Crimson Exploration	12,600	36,036
Crosstex Energy	20,797	262,874
†CVR Energy	42,642	798,685
Delek US Holdings	7,867	89,762
DHT Maritime	23,726	17,557
†Endeavor International	15,986	138,918
†Energy Partners	13,300	194,180
†Energy XXI Bermuda	36,700	1,169,996
†Evolution Petroleum	9,900	79,695
Frontline	21,400	91,806
†FX Energy	21,783	104,558
†Gastar Exploration	31,500	100,170
†GeoResources	10,400	304,824
†Gevo	2,700	16,983
†GMX Resources	19,260	24,075
Golar LNG	19,637	872,865
†Goodrich Petroleum	11,828	162,398
†Green Plains Renewable Energy	11,400	111,264
†Gulfport Energy	22,514	663,037
†Hallador Energy	2,200	21,846
†Harvest Natural Resources	14,396	106,242
†Houston America Energy	8,700	106,053
†Hyperdynamics	77,900	190,855
†Isramco	300	26,868
†James River Coal	19,200	132,864
†KiOR Class A	5,200	52,936
Knightsbridge Tankers	10,051	137,397
†Kodiak Oil & Gas	127,200	1,208,400
†L&L Energy	4,300	11,137
†Magnum Hunter Resources	56,900	306,691
†McMoRan Exploration	48,252	702,067
†Miller Energy Resources	11,200	31,248
Nordic American Tanker Shipping	23,518	281,981
†Northern Oil & Gas	31,000	743,380
†Oasis Petroleum	29,100	846,519
Overseas Shipholding Group	11,800	128,974
Panhandle Oil & Gas Class A	3,200	104,992
†Patriot Coal	44,900	380,303
Penn Virginia	18,785	99,373
†Petroleum Development	11,920	418,511
†Petroquest Energy	28,892	190,687
†Rentech	123,200	161,392
†Resolute Energy	23,300	251,640
†Rex American Resources	2,300	50,853
†Rex Energy	17,893	264,101
†Rosetta Resources	26,909	1,170,542
†Scorpio Tankers	11,900	58,191
@†SemGroup Class A	20,600	536,836
Ship Finance International	22,524	210,374
†Solazyme	6,600	78,540
†Stone Energy	24,106	635,916

LVIP SSgA Small-Cap Index Fund–19

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Swift Energy	20,864	$620,078
†Syntroleum	57,000	54,720
Targa Resources	8,400	341,796
Teekay Tankers Class A	18,537	65,250
†Triangle Petroleum	23,600	140,892
†Uranerz Energy	39,200	71,344
†Uranium Energy	38,800	118,728
†Uranium Resources	28,600	20,764
†Ur-Energy	31,400	26,973
†USEC	62,952	71,765
†Vaalco Energy	21,792	131,624
†Venoco	15,476	104,773
†Voyager Oil & Gas	14,900	38,293
W&T Offshore	17,500	371,175
†Warren Resources	38,992	127,114
Western Refining	26,200	348,198
†Westmoreland Coal	3,000	38,250
World Fuel Services	35,358	1,484,329
†Zion Oil & Gas	7,700	17,017

		25,116,869

Paper & Forest Products–0.62%
Buckeye Technologies	19,723	659,538
†Clearwater Paper	11,436	407,236
Deltic Timber	5,429	327,857
Glatfelter	23,183	327,344
†Kapstone Paper & Packaging	19,800	311,652
†Louisiana-Pacific	65,800	531,006
Neenah Paper	8,032	179,274
Schweitzer-Mauduit International	7,988	530,882
†Verso Paper	3,800	3,648
Wausau Paper	21,403	176,789

		3,455,226

Personal Products–0.50%
†Elizabeth Arden	12,223	452,740
Female Health	4,900	22,099
Inter Parfums	6,936	107,924
†Medifast	7,600	104,272
†Nature’s Sunshine Products	5,100	79,152
Nu Skin Enterprises Class A	27,695	1,345,146
†Nutraceutical International	2,700	30,564
†Prestige Brands Holdings	25,553	287,982
†Revlon Class A	6,400	95,168
†Schiff Nutrition International	7,400	79,180
†Synutra International	7,875	39,848
†USANA Health Sciences	3,852	116,985

		2,761,060

Pharmaceuticals–1.82%
†Acura Pharmaceuticals	2,300	8,027
†Aegerion Pharmaceuticals	3,500	58,590
†Akorn	28,678	318,899

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Ampio Pharmaceuticals	10,900	$46,543
†Auxilium Pharmaceuticals	23,844	475,211
†AVANIR Pharmaceuticals	64,800	132,840
†Cadence Pharmaceuticals	20,532	81,101
†Columbia Laboratories	40,100	100,250
†Corcept Therapeutics	19,600	67,032
†Cornerstone Therapeutics	2,100	11,760
†Depomed	28,200	146,076
†DURECT	28,060	33,111
†Endocyte	6,900	25,944
†Hi-Tech Pharmacal	4,600	178,894
†Impax Laboratories	32,100	647,457
†ISTA Pharmaceuticals	18,400	129,720
†Jazz Pharmaceuticals	10,900	421,067
†KV Pharmaceutical Class A	15,900	22,260
†Lannett	3,200	14,144
†MAP Pharmaceuticals	9,600	126,432
†Medicines	26,897	501,360
Medicis Pharmaceutical Class A	29,930	995,173
†Nektar Therapeutics	57,407	321,192
†NeoStem	9,000	4,563
†Obagi Medical Products	10,427	105,938
†Optimer Pharmaceuticals	21,200	259,488
†Pacira Pharmaceuticals	3,500	30,275
†Pain Therapeutics	20,812	79,086
†PAR Pharmaceuticals	17,914	586,325
†Pernix Therapeutics Holdings	1,800	16,668
†POZEN	8,406	33,204
†Questcor Pharmaceuticals	25,900	1,076,922
†Sagent Pharmaceuticals	2,700	56,700
†Salix Pharmaceuticals	28,518	1,364,587
†Santarus	30,300	100,293
†Sucampo Pharmaceuticals Class A	1,300	5,759
Transcept Pharmaceuticals	2,500	19,575
†ViroPharma	35,978	985,437
†Vivus	44,395	432,851
†XenoPort	13,044	49,698

		10,070,452

Professional Services–1.55%
†Acacia Research	20,900	763,059
†Advisory Board	7,891	585,591
Barrett Business Services	4,500	89,820
†CBIZ	21,148	129,214
CDI	7,549	104,252
Corporate Executive Board	17,000	647,700
†CoStar Group	12,417	828,586
†CRA International	5,878	116,620
†Dolan	16,459	140,231
†Exponent	7,123	327,444
†Franklin Covey	8,100	68,607
†FTI Consulting	20,600	873,852

LVIP SSgA Small-Cap Index Fund–20

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†GP Strategies	8,600	$115,928
Heidrick & Struggles International	9,306	200,451
†Hill International	14,100	72,474
†Hudson Highland Group	13,400	64,186
†Huron Consulting Group	11,086	429,472
†ICF International	10,100	250,278
Insperity	11,614	294,415
Kelly Services Class A	13,883	189,919
†Kforce	14,660	180,758
†Korn/Ferry International	23,474	400,466
†Mistras Group	7,800	198,822
†Navigant Consulting	26,338	300,517
†Odyssey Marine Exploration	40,500	110,970
†On Assignment	19,826	221,655
†Pendrell	79,400	203,264
Resources Connection	23,955	253,683
†RPX	5,200	65,780
†School Specialty	5,427	13,568
†TrueBlue	19,832	275,268
VSE	2,000	48,560

		8,565,410

Real Estate Investment Trusts–8.76%
Acadia Realty Trust	20,061	404,029
AG Mortgage Investment Trust	1,900	38,247
Agree Realty	5,437	132,554
Alexander’s	977	361,519
American Assets Trust	16,200	332,262
American Campus Communities	34,397	1,443,299
American Capital Mortgage Investment	3,100	58,342
Anworth Mortgage Asset	62,790	394,321
Apollo Commercial Real Estate	9,000	118,170
Armour Residential REIT	48,500	341,925
Ashford Hospitality Trust	23,981	191,848
Associated Estates Realty	20,734	330,707
BioMed Realty Trust	75,942	1,373,031
Campus Crest Communities	16,000	160,960
CapLease	36,768	148,543
Capstead Mortgage	41,600	517,504
CBL & Associates Properties	72,200	1,133,540
Cedar Shopping Centers	31,180	134,386
Chatham Lodging Trust	5,100	54,978
Chesapeake Lodging Trust	16,500	255,090
Cogdell Spencer	25,000	106,250
Colonial Properties Trust	40,700	849,002
Colony Financial	16,700	262,357
Coresite Realty	8,700	155,034
Cousins Properties	45,969	294,661
CreXus Investment	29,100	302,058
CubeSmart	60,506	643,784
CYS Investments	40,700	534,798
DCT Industrial Trust	121,161	620,344

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
DiamondRock Hospitality	82,288	$793,256
DuPont Fabros Technology	28,914	700,297
Dynex Capital	21,100	192,643
EastGroup Properties	13,340	580,023
Education Realty Trust	45,361	464,043
Entertainment Properties Trust	22,701	992,261
Equity Lifestyle Properties	14,968	998,216
Equity One	26,578	451,294
Excel Trust	16,300	195,600
Extra Space Storage	45,678	1,106,778
†FelCor Lodging Trust	64,978	198,183
†First Industrial Realty Trust	43,273	442,683
First Potomac Realty Trust	25,187	328,690
Franklin Street Properties	35,039	348,638
Getty Realty	11,859	165,433
Gladstone Commercial	6,200	108,810
Glimcher Realty Trust	53,217	489,596
Government Properties Income Trust	17,647	397,940
Hatteras Financial	36,400	959,868
Healthcare Realty Trust	38,222	710,547
Hersha Hospitality Trust	71,790	350,335
Highwoods Properties	35,042	1,039,696
Home Properties	24,294	1,398,606
Hudson Pacific Properties	11,700	165,672
Inland Real Estate	38,849	295,641
Invesco Mortgage Capital	56,200	789,610
Investors Real Estate Trust	40,495	295,411
†iStar Financial	40,400	213,716
Kilroy Realty	28,500	1,084,995
Kite Realty Group Trust	30,366	136,951
LaSalle Hotel Properties	41,661	1,008,613
Lexington Reality Trust	59,591	446,337
LTC Properties	15,116	466,480
Medical Properties Trust	55,021	543,057
MFA Financial	180,321	1,211,757
Mid-America Apartment Communities	17,808	1,113,890
Mission West Properties	6,990	63,050
Monmouth Real Estate Investment Class A	18,800	172,020
†MPG Office Trust	31,200	62,088
National Health Investors	12,061	530,443
National Retail Properties	51,554	1,359,995
Newcastle Investment	48,700	226,455
NorthStar Realty Finance	50,293	239,898
Omega Healthcare Investors	49,575	959,276
One Liberty Properties	6,300	103,950
Parkway Properties	11,762	115,973
Pebblebrook Hotel Trust	25,400	487,172
Pennsylvania Real Estate Investment Trust	28,323	295,692
Pennymac Mortgage Investment Trust	14,204	236,070

LVIP SSgA Small-Cap Index Fund–21

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Post Properties	24,208	$1,058,374
Potlatch	19,663	611,716
PS Business Parks	9,182	508,958
RAIT Financial Trust	15,998	75,991
Ramco-Gershenson Properties Trust	20,759	204,061
Redwood Trust	38,860	395,595
Resource Capital	36,893	206,970
Retail Opportunity Investments	26,100	309,024
RJL Lodging Trust	14,300	240,669
Sabra Healthcare REIT	18,986	229,541
Saul Centers	4,003	141,786
Sovran Self Storage	13,631	581,635
STAG Industrial	9,100	104,377
Starwood Property Trust	45,471	841,668
†Strategic Hotel & Resorts	87,305	468,828
Summit Hotel Properties	15,000	141,600
Sun Communities	10,526	384,515
†Sunstone Hotel Investors	59,353	483,727
Tanger Factory Outlet Centers	43,480	1,274,834
Terreno Realty	4,100	62,074
Two Harbors Investment	69,000	637,560
UMH Properties	4,000	37,240
Universal Health Realty Income Trust	6,108	238,212
Urstadt Biddle Properties Class A	10,542	190,599
Walter Investment Management	13,110	268,886
Washington Real Estate Investment Trust	32,104	878,044
Whitestone REIT Class B	3,500	41,650
Winthrop Realty Trust	15,298	155,581

		48,504,906

Real Estate Management & Development–0.11%
†Avatar Holdings	2,177	15,631
Consolidated-Tomoka Land	1,592	43,095
†Forestar Group	18,500	279,905
Kennedy-Wilson Holdings	10,500	111,090
†Tejon Ranch	7,431	181,911

		631,632

Road & Rail–1.25%
†Amerco	4,369	386,220
Arkansas Best	12,955	249,643
†Avis Budget Group	51,500	552,080
Celadon Group	10,977	129,638
†Covenant Transportation Group Class A	4,100	12,177
†Dollar Thrifty Automotive Group	14,240	1,000,502
†Genesee & Wyoming Class A	19,335	1,171,314
Heartland Express	25,248	360,794
Knight Transportation	30,322	474,236
Marten Transport	6,889	123,933

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
†Old Dominion Freight Line	23,204	$940,458
†Patriot Transportation Holding	2,674	58,026
†Quality Distribution	8,500	95,625
†RailAmerica	11,500	171,235
†Roadrunner Transportation Systems	5,400	76,302
†Saia	8,949	111,684
†Swift Transporation	40,000	329,600
Universal Truckload Services	3,005	54,541
Werner Enterprises	21,643	521,596
†Zipcar	5,600	75,152

		6,894,756

Semiconductors & Semiconductor Equipment–3.70%
†Advanced Analogic Technology	23,089	133,454
†Advanced Energy Industries	22,360	239,923
†Alpha & Omega Semiconductor	5,700	41,667
†Amkor Technology	47,705	207,994
†Amtech Systems	2,900	24,679
†Anadigics	37,203	81,475
†Applied Micro Circuits	33,266	223,548
†ATMI	16,101	322,503
†Axcelis Technologies	42,500	56,525
†AXT	17,300	72,141
Brooks Automation	33,474	343,778
†Cabot Microelectronics	11,644	550,179
†Cavium	23,697	673,706
†Ceva	11,600	351,016
†Cirrus Logic	32,806	519,975
Cohu	10,578	120,060
†Cymer	15,037	748,241
†Diodes	17,748	378,032
†DSP Group	7,678	40,002
†Entegris	66,588	580,980
†Entropic Communications	39,412	201,395
†Exar	20,113	130,735
†FEI	18,997	774,698
†FormFactor	21,019	106,356
†FSI International	23,300	85,278
†GSI Technology	5,900	27,612
†GT Advanced Technologies	61,700	446,708
†Hittite Microwave	15,269	753,983
†Inphi	11,700	139,932
†Integrated Device Technology	73,700	402,402
†Integrated Silicon Solution	14,800	135,272
†Intermolecular	4,800	41,184
†IXYS	12,955	140,303
†Kopin	35,200	136,576
†Kulicke & Soffa Industries	36,333	336,080
†Lattice Semiconductor	59,294	352,206
†LTX-Credence	21,333	114,132
†MaxLinear Class A	11,600	55,100
Micrel	25,639	259,210

LVIP SSgA Small-Cap Index Fund–22

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Microsemi	42,365	$709,614
†Mindspeed Technologies	18,800	86,104
†MIPS Technologies	22,638	100,965
MKS Instruments	25,712	715,308
†Monolithic Power Systems	15,814	238,317
†MoSys	17,600	73,920
†Nanometrics	8,800	162,096
†NetLogic Microsystems	34,016	1,686,173
†NVE	2,100	116,613
†OmniVision Technologies	28,668	350,753
†PDF Solutions	14,800	103,156
†Pericom Semiconductor	11,601	88,284
†Photronics	31,172	189,526
†PLX Technology	18,908	54,266
Power Integrations	14,300	474,188
†Rambus	48,400	365,420
†RF Micro Devices	134,857	728,228
†Rubicon Technology	9,601	90,153
†Rudolph Technologies	17,412	161,235
†Semtech	31,952	793,049
†Sigma Designs	17,091	102,546
†Silicon Image	40,575	190,703
†Spansion Class A	25,200	208,656
†Standard Microsystems	10,730	276,512
†Supertex	6,091	114,998
†Tessera Technologies	25,655	429,721
†TriQuint Semiconductor	80,749	393,248
†Ultra Clean Holdings	14,300	87,373
†Ultratech	12,802	314,545
†Veeco Instruments	19,950	414,960
†Volterra Semiconductor	12,504	320,227

		20,489,897

Software–4.39%
†Accelrys	29,330	197,098
†ACI Worldwide	16,516	473,018
†Actuate	19,729	115,612
†Advent Software	16,416	399,894
American Software Class A	12,900	121,905
†Aspen Technology	41,500	720,025
Blackbaud	21,976	608,735
†Bottomline Technologies	16,977	393,357
†BroadSoft	11,300	341,260
†Callidus Software	17,600	112,992
†CommVault Systems	21,567	921,342
†Concur Technologies	21,728	1,103,565
†Convio	6,700	74,102
†Deltek	8,988	88,262
†DemandTec	18,000	237,060
†Digimarc	3,500	83,615
Ebix	13,300	293,930
†Ellie Mae	4,200	23,730
EPIQ Systems	16,657	200,217

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†ePlus	1,200	$33,936
Fair Isaac	17,600	630,784
†FalconStor Software	11,136	28,731
†Glu Mobile	19,300	60,602
†Guidance Software	5,300	34,344
†Imperva	2,700	93,987
†Interactive Intelligence Group	7,419	170,043
†JDA Software Group	20,928	677,858
†Kenexa	13,469	359,622
†Magma Design Automation	35,400	254,172
†Manhattan Associates	9,674	391,604
†Mentor Graphics	47,534	644,561
†MicroStrategy	3,977	430,789
†Monotype Imaging Holdings	18,502	288,446
†Motricity	10,700	9,630
†Netscout Systems	19,300	339,680
†NetSuite	13,570	550,264
Opnet Technologies	7,400	271,358
†Parametric Technology	58,014	1,059,336
Pegasystems	8,424	247,666
†Progress Software	32,943	637,447
†PROS Holdings	11,284	167,906
@†QAD Class A	4,296	45,108
†QLIKTechnologies	34,400	832,480
†Quest Software	27,994	520,688
†RealD	20,800	165,152
†RealPage	15,300	386,631
†Rosetta Stone	2,600	19,838
†S1	23,040	220,493
†Smith Micro Software	8,135	9,193
†SolarWinds	27,900	779,805
†Sourcefire	14,175	458,987
†SRS Labs	3,600	20,700
†SS&C Technologies Holdings	11,500	207,690
†SuccessFactors	42,113	1,679,045
†Synchronoss Technolgies	13,239	399,950
†Take-Two Interactive Software	36,404	493,274
†Taleo Class A	20,315	785,987
†Tangoe	4,000	61,600
†Telecommunication Systems Class A	26,200	61,570
†TeleNav	5,500	42,955
†THQ	39,125	29,735
†TiVo	58,536	525,068
†Tyler Technologies	14,696	442,497
†Ultimate Software Group	12,703	827,219
†Vasco Data Security International	15,183	98,993
†Verint Systems	10,700	294,678
†VirnetX Holding	20,200	504,394
†Wave Systems Class A	46,800	101,556
†Websense	19,947	373,607

		24,281,378

LVIP SSgA Small-Cap Index Fund–23

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–3.47%
†Aeropostale	40,100	$611,525
†America’s Car-Mart	4,000	156,720
†ANN	25,600	634,368
†Asbury Automotive Group	14,813	319,368
†Ascena Retail Group	30,654	911,037
†Barnes & Noble	15,700	227,336
Bebe Stores	20,669	172,173
Big 5 Sporting Goods	12,121	126,543
†Body Central	6,500	162,240
Brown Shoe	18,684	166,288
Buckle	13,282	542,835
†Build-A-Bear Workshop	9,889	83,661
†Cabela’s	21,387	543,658
†Casual Male Retail Group	23,800	81,396
Cato Class A	13,879	335,872
†Charming Shoppes	53,043	259,911
†Children’s Place Retail Stores	12,842	682,167
Christopher & Banks	20,554	48,096
†Citi Trends	8,636	75,824
†Coldwater Creek	17,900	21,122
†Collective Brands	30,683	440,915
†Conn’s	8,282	91,930
†Cost Plus	11,500	112,125
Destination Maternity	6,300	105,336
†Express	27,300	544,362
Finish Line Class A	25,586	493,426
†Francesca’s Holdings	4,800	83,040
†Genesco	11,662	720,012
†GNC Holdings	11,600	335,820
Group 1 Automotive	11,238	582,128
Haverty Furniture	10,420	114,412
†hhgregg	9,740	140,743
†Hibbett Sports	13,522	610,924
Hot Topic	19,267	127,355
†Jos. A. Bank Clothiers	13,494	657,967
†Kirkland’s	7,000	93,100
Lithia Motors Class A	11,500	251,390
†Lumber Liquidators Holdings	12,100	213,686
†MarineMax	13,500	88,020
†Mattress Firm Holding	2,800	64,932
Men’s Wearhouse	25,208	816,991
Monro Muffler	14,972	580,764
†New York	10,743	28,576
†Office Depot	139,500	299,925
†OfficeMax	44,000	199,760
†Pacific Sunwear of California	19,563	33,453
Penske Automotive Group	22,300	429,275
Pep Boys-Manny Moe & Jack	26,774	294,514
†Pier 1 Imports	47,080	655,824
Rent-A-Center	28,972	1,071,963
†rue21	6,800	146,880
†Select Comfort	27,600	598,644
†Shoe Carnival	5,031	129,297

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Sonic Automotive Class A	20,490	$303,457
Stage Stores	14,337	199,141
†Stein Mart	15,302	104,207
†Systemax	6,397	104,975
†Talbots	39,310	104,565
†Teavana Holdings	3,500	65,730
†Vitamin Shoppe	12,200	486,536
†West Marine	5,800	67,454
†Wet Seal Class A	41,796	136,255
Winmark	700	40,159
†Zale	9,800	37,338
†Zumiez	9,798	271,992

		19,241,438

Textiles, Apparel & Luxury Goods–1.50%
Barry (R.G)	5,300	64,024
†Carter’s	24,052	957,510
Cherokee	5,220	60,917
Columbia Sportswear	6,129	285,305
†CROCS	46,100	680,897
†Delta Apparel	4,000	76,360
†G-III Apparel Group	7,517	187,248
†Iconix Brand Group	35,855	584,078
Jones Apparel Group	39,900	420,945
†Kenneth Cole Productions Class A	3,706	39,247
†K-Swiss Class A	7,085	20,688
†Liz Claiborne	48,000	414,240
†Madden (Steven)	18,580	641,010
†Maidenform Brands	11,829	216,471
Movado Group	7,750	140,818
Oxford Industries	6,810	307,267
†Perry Ellis International	5,762	81,936
†Quiksilver	65,954	238,094
†Skechers U.S.A. Class A	18,910	229,189
†True Religion Apparel	12,880	445,390
†Unifi	4,633	35,211
†Vera Bradley	10,000	322,500
†Warnaco Group	19,986	1,000,099
Wolverine World Wide	24,229	863,522

		8,312,966

Thrift & Mortgage Finance–1.18%
Apollo Residential Mortgage	5,600	85,456
Astoria Financial	43,300	367,617
Bank Mutual	27,383	87,078
BankFinancial	7,248	40,009
†Beneficial Mutual Bancorp	16,184	135,298
Berkshire Hills Bancorp	10,590	234,992
†BofI Holding	4,400	71,500
Brookline Bancorp	26,289	221,879
Charter Financial	2,200	20,372
Clifton Savings Bancorp	2,441	22,652
Dime Community Bancshares	14,152	178,315

LVIP SSgA Small-Cap Index Fund–24

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
†Doral Financial	70,090	$67,006
ESB Financial	5,920	83,294
Essa Bancorp	3,400	35,598
Federal Agricultural Mortgage Class C	5,500	99,110
First Defiance Financial	5,700	83,163
First Financial Holdings	10,440	93,229
First Pactrust Bancorp	4,800	49,200
†Flagstar Bancorp	116,707	58,937
Flushing Financial	16,459	207,877
Fox Chase Bancorp	8,210	103,692
†Franklin Financial	7,300	86,432
Home Federal Bancorp	6,100	63,440
Kearny Financial	4,477	42,532
†Meridian Interstate Bancorp	3,000	37,350
†MGIC Investment	96,400	359,572
Northwest Bancshares	48,091	598,253
OceanFirst Financial	7,200	94,104
†Ocwen Financial	47,279	684,601
Oritani Financial	24,061	307,259
Provident Financial Services	30,281	405,463
Provident New York Bancorp	20,646	137,089
Radian Group	68,700	160,758
Rockville Financial	15,639	162,020
Roma Financial	1,435	14,120
Territorial Bancorp	6,500	128,375
Trustco Bank	47,675	267,457
United Financial Bancorp	7,200	115,848
ViewPoint Financial Group	16,024	208,472
†Walker & Dunlop	5,400	67,824
Westfield Financial	13,392	98,565
WSFS Financial	3,535	127,119

		6,512,927

Tobacco–0.21%
†Alliance One International	38,271	104,097
†Star Scientific	45,700	99,626
Universal	11,430	525,323
Vector Group	23,923	424,872

		1,153,918

Trading Companies & Distributors–1.16%
Aceto	15,200	104,880
Aircastle	29,200	371,424
Applied Industrial Technologies	20,809	731,853
†Beacon Roofing Supply	22,848	462,215
†CAI International	5,000	77,300
†DXP Enterprises	4,900	157,780
†Essex Rental	5,400	15,930
†H&E Equipment Services	15,335	205,796
Houston Wire & Cable	8,075	111,597
†Interline Brands	15,396	239,716
Kaman Class A	13,089	357,591

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Lawson Products	1,079	$16,649
†RSC Holdings	34,482	637,917
†Rush Enterprises Class A	16,446	344,050
SeaCube Container Leasing	6,400	94,784
TAL International Group	11,088	319,224
Textainer Group Holdings	6,073	176,846
†Titan Machinery	7,955	172,862
†United Rentals	30,900	913,094
Watsco	13,766	903,875

		6,415,383

Transportation Infrastructure–0.03%
†Wesco Aircraft Holdings	10,100	141,299

		141,299

Water Utilites – 0.27%
American States Water	9,374	327,153
Artesian Resources	3,700	69,671
†Cadiz	5,898	56,798
California Water Service Group	20,802	379,844
Connecticut Water Service	3,900	105,807
Consolidated Water	8,676	74,440
Middlesex Water	8,300	154,878
Pennichuck	2,700	77,841
SJW	6,034	142,644
York Water	5,800	102,312

		1,491,388

Wireless Telecommunication Services–0.12%
†Leap Wireless International	27,500	255,474
NTELOS Holdings	7,616	155,214
Shenandoah Telecommunications	10,095	105,796
USA Mobility	11,618	161,142

		677,626

Total Common Stock (Cost $524,600,167)		547,384,492

WARRANT– 0.00%
#†Greenhunter Energy 144A, exercise price $27.50, expiration date 8/27/11	90	0
@†Magnum Hunter Resources, expiration date 11/30/13	4,440	0

Total Warrant (Cost $0)		0

LVIP SSgA Small-Cap Index Fund–25

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
SHORT-TERM INVESTMENTS–1.19%
Money Market Mutual Fund–0.99%
Dreyfus Treasury & Agency Cash Management Fund	5,445,263	$5,445,263

		5,445,263

	Principal Amount (U.S. $)	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
¥≠U.S. Treasury Obligations–0.20%
United States Treasury Bills
0.001% 1/12/12	$256,000	$255,999
0.005% 3/29/12	442,000	441,982
0.006% 2/23/12	425,000	424,992

		1,122,973

Total Short-Term Investments (Cost $6,568,253)		6,568,236

LVIP SSgA Small-Cap Index Fund–26

TOTAL VALUE OF SECURITIES–100.04% (Cost $531,168,420)	553,952,728
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(212,475)

NET ASSETS APPLICABLE TO 32,520,795 SHARES OUTSTANDING–100.00%	$553,740,253

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($419,399,022 / 24,632,869 Shares)	$17.026

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($134,341,231 / 7,887,926 Shares)	$17.031

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$541,076,080
Undistributed net investment income	2,252,864
Accumulated net realized loss on investments	(12,477,974)
Net unrealized appreciation of investments	22,889,283

Total net assets	$553,740,253

≠	The rate shown is the effective yield at the time of purchase.

†	Non income producing security.

¥	Fully or partially pledged as collateral for futures contracts.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $581,944, which represented 0.11% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

The following futures contracts were outstanding at December 31, 2011: 1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
100 Russell 2000 Mini Index	$7,283,025	$7,388,000	3/16/12	$104,975

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

ADR–American Depositary Receipt

REIT–Real Estate Investment Trust

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2011

LVIP SSgA Small-Cap Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$5,645,469
Interest	976
Foreign tax withheld	(4,087)

5,642,358

EXPENSES:
Management fees	1,291,534
Distribution expenses-Service Class	329,391
Accounting and administration expenses	183,317
Reports and statements to shareholders	93,051
Russell 2000 Index fees	41,147
Pricing fees	40,115
Professional fees	28,656
Custodian fees	10,809
Trustees' fees	10,441
Other	9,863

Total operating expenses	2,038,324

NET INVESTMENT INCOME	3,604,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	12,188,182
Foreign currencies	(175)
Futures contracts	(314,486)

Net realized gain	11,873,521
Net change in unrealized appreciation/depreciation of investments	(20,618,739)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,745,218)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,141,184)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,604,034	$2,171,078
Net realized gain on investments	11,873,521	2,495,170
Net change in unrealized appreciation/depreciation of investments	(20,618,739)	57,646,677

Net increase (decrease) in net assets resulting from operations	(5,141,184)	62,312,925

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,506,656)	(881,789)
Service Class	(140,177)	(338,143)

	(1,646,833)	(1,219,932)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	293,125,579	49,472,933
Service Class	38,659,167	65,174,471
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,506,656	881,789
Service Class	140,177	338,143

	333,431,579	115,867,336

Cost of shares repurchased:
Standard Class	(67,123,021)	(33,241,913)
Service Class	(29,737,844)	(26,449,073)

	(96,860,865)	(59,690,986)

Increase in net assets derived from capital share transactions	236,570,714	56,176,350

NET INCREASE IN NET ASSETS	229,782,697	117,269,343
NET ASSETS:
Beginning of year	323,957,556	206,688,213

End of year (including undistributed net investment income of $2,252,864 and $1,115,750, respectively)	$553,740,253	$323,957,556

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–27

LVIP SSgA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08[1]	12/31/07[2,3]
Net asset value, beginning of period	$17.904	$14.258	$11.413	$19.096	$18.450

Income (loss) from investment operations:
Net investment income[4]	0.168	0.148	0.113	0.186	0.181
Net realized and unrealized gain (loss) on investments	(0.984)	3.583	2.850	(6.173)	0.590

Total from investment operations	(0.816)	3.731	2.963	(5.987)	0.771

Less dividends and distributions from:
Net investment income	(0.062)	(0.085)	(0.091)	(0.149)	(0.125)
Net realized gain on investments	—	—	(0.027)	(1.547)	—

Total dividends and distributions	(0.062)	(0.085)	(0.118)	(1.696)	(0.125)

Net asset value, end of period	$17.026	$17.904	$14.258	$11.413	$19.096

Total return[5]	(4.56% )	26.19%	26.02%	(33.97% )	4.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$419,399	$192,921	$138,927	$112,717	$166,199
Ratio of expenses to average net assets	0.42%	0.44%	0.45%	0.45%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.42%	0.44%	0.46%	0.47%	0.56%
Ratio of net investment income to average net assets	0.97%	0.97%	0.95%	1.18%	1.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.97%	0.97%	0.94%	1.16%	1.09%
Portfolio turnover	15%	17%	37%	37%	119%

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund's sub-advisor.

[2]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[3]	Commencing April 30, 2007, Mellon Capital Management Corporation replaced Lord, Abbett & Co. LLC as the Fund's sub-advisor.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–28

LVIP SSgA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Service Class
	Year Ended				4/30/07[2] to
	12/31/11	12/31/10	12/31/09	12/31/08[1]	12/31/07
Net asset value, beginning of period	$17.908	$14.265	$11.423	$19.090	$20.355

Income (loss) from investment operations:
Net investment income[3]	0.128	0.110	0.083	0.149	0.162
Net realized and unrealized gain (loss) on investments	(0.988)	3.579	2.849	(6.165)	(1.329)

Total from investment operations	(0.860)	3.689	2.932	(6.016)	(1.167)

Less dividends and distributions from:
Net investment income	(0.017)	(0.046)	(0.063)	(0.104)	(0.098)
Net realized gain on investments	—	—	(0.027)	(1.547)	—

Total dividends and distributions	(0.017)	(0.046)	(0.090)	(1.651)	(0.098)

Net asset value, end of period	$17.031	$17.908	$14.265	$11.423	$19.090

Total return[4]	(4.80% )	25.87%	25.71%	(34.14% )	(5.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,341	$131,037	$67,761	$26,022	$7,443
Ratio of expenses to average net assets	0.67%	0.69%	0.70%	0.70%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.67%	0.69%	0.71%	0.72%	0.74%
Ratio of net investment income to average net assets	0.72%	0.72%	0.70%	0.93%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.72%	0.72%	0.69%	0.91%	1.15%
Portfolio turnover	15%	17%	37%	37%	119% [5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund's sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government debt and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued at market value. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates during the year ended December 31, 2011.

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.03% of the first $500 million of the Fund’s average daily net assets; and 0.02% of the Fund’s average daily net assets in excess of $500 million, subject to annual minimum of $100,000.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of each Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $40,360 and $2,244, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$150,169
Distribution fees payable to LFD	28,651

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $297,256,917 and sales of $59,880,996 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $540,732,790. At December 31, 2011, net unrealized appreciation was $13,219,938, of which $75,721,569 related to unrealized appreciation of investments and $62,501,631 related to unrealized depreciation of investments.

U.S.GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$547,384,492	$—	$—	$547,384,492
Short-Term Investments	5,445,263	1,122,973	—	6,568,236

Total	$552,829,755	$1,122,973	$—	$553,952,728

Futures Contract	$104,975	$—	$—	$104,975

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Debt
Balance as of 12/31/10	$70
Sales	(70)

Balance as of 12/31/11	$—

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s Policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended
	12/31/11	12/31/10
Ordinary income	$1,646,833	$1,219,932

In addition, the Fund declared an ordinary income consent dividend of $817,784 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$541,076,080
Undistributed ordinary income	2,286,231
Post-October losses	(1,881,090)
Capital loss carryforwards	(960,906)
Unrealized appreciation of investments	13,219,938

Net assets	$553,740,253

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership income, mark-to-market on future contracts, and tax treatment of regulated investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of regulated investment companies, partnership income and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(820,087)	$(10,284)	$830,371

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $14,320,286 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $960,906 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP SSgA Small-Cap Index Fund–32

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/11	12/31/10
Shares sold:
Standard Class	17,635,476	3,163,547
Service Class	2,239,345	4,289,811
Shares issued upon reinvestment of dividends and distributions:
Standard Class	87,908	50,512
Service Class	8,175	19,362

	19,970,904	7,523,232

Shares repurchased:
Standard Class	(3,865,638)	(2,182,686)
Service Class	(1,676,623)	(1,742,277)

	(5,542,261)	(3,924,963)

Net increase	14,428,643	3,598,269

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional amount)	$9,207,256	$—

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP SSgA Small-Cap Index Fund–35

LVIP SSgA Small-Cap Index Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for each Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that, in some cases, LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, as applicable, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were within range of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA Small-Cap Index Fund–36

LVIP SSgA Small-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the asset level of the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Small Cap Index Fund’s return compared to the average return of its Lipper peer group of small-cap core funds and the Russell 2000 Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index for the one year period. The Board considered LIAC’s explanation that the tracking error was primarily due to expenses, cash flows and slight misweights relative to the index that are designed to minimize transaction costs. The Board considered that LIAC was satisfied with SSgA’s performance and concluded that the services provided by SSgA were acceptable.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group average. The Board considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be, fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

Fund/Book Name Here–37

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP SSgA Small-Cap Index Fund–38

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President; Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund–39

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (1.65%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell 1000® Growth Index*, returned 2.64%.

The Russell 1000 Growth Index posted positive returns over the 12 months, with a wide variation in sector returns. Utilities and consumer staples, two traditionally defensive sectors, were top performers in the index, posting double-digit returns. The materials sector was by far the worst performer, with double-digit negative returns. The industrials and business services and financials sectors were also in negative territory. Growth-style investing outperformed value in the large-cap and small-cap markets, as measured by the Russell indices, but lagged in the mid-caps. Large-cap stocks significantly outperformed small-caps and mid-caps.

The Fund posted a slightly negative return for the year ended December 31, 2011, lagging its benchmark index. While stock selection was the primary reason for relative underperformance, sector weighting was also negative. Consumer discretionary, energy, and consumer staples were the leading relative detractors. Information technology, industrials and business services, and telecommunication services were the leading outperformers.

Consumer discretionary was the largest detractor from relative performance, due to stock selection. Shares of hotel chain Marriott slumped on disappointing earnings and higher expenses tied to the spinning off of Marriott Vacations Worldwide in November. The Fund’s position in Marriott Vacations Worldwide was sold off prior to year end.

Energy underperformed primarily due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging markets. Peabody Energy, the world’s largest private-sector coal company, continued to slide amid these concerns. The company successfully completed its acquisition of Australia’s MacArthur Coal Limited in December.

Underweighting consumer staples contributed to underperformance, as this was a top performing sector in the Russell benchmark. The Fund remains substantially underweight this sector, as it offers few opportunities for long-term, double-digit earnings growth.

Information technology was the leading outperformer, primarily driven by stock selection, Mastercard reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost the stock price. Apple, the Fund’s top overall contributor, continued to report strong growth. The company released an upgraded version of its iPhone and expanded its availability to additional carriers.

Industrials and business services outperformed due to stock selection. Fastenal, an industrial hardware supplier, reported strong sales, particularly among international and service end markets.

We anticipate a continuation of slow economic growth in the United States and sovereign debt challenges in Europe that could be exacerbated by difficult policy choices and general elections in the coming months. Balanced against these potential negatives, earnings for U.S. companies are healthy, although their rate of growth going forward could moderate. Stock valuations are attractive, and consumer sentiment has been improving. There is a lot of cash invested in fixed income assets that could be redirected into equities. If the U.S. unemployment rate continues to fall and the housing market shows signs of bottoming out, that could provide support for stocks in the coming months. On balance, we believe the positives will outweigh the negatives and remain cautiously optimistic about the prospects for stocks.

P. Robert Bartolo, CFA

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,004. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $12,936. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–1.65%
Five Years	+0.80%
Ten Years	+1.84%

Service Class Shares
One Year	–1.89%
Inception (4/30/07)	–0.63%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$935.90	0.80%	$3.90
Service Class Shares	1,000.00	934.70	1.05%	5.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.80%	$4.08
Service Class Shares	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.28%
Aerospace & Defense	2.29%
Air Freight & Logistics	2.96%
Auto Components	0.39%
Automobiles	0.38%
Beverages	0.34%
Biotechnology	1.57%
Capital Markets	1.71%
Chemicals	3.17%
Commercial Banks	0.37%
Communications Equipment	3.55%
Computers & Peripherals	10.26%
Construction & Engineering	0.24%
Consumer Finance	1.27%
Diversified Financial Services	0.62%
Electrical Equipment	1.55%
Electronic Equipment, Instruments & Components	1.08%
Energy Equipment & Services	3.75%
Food & Staples Retailing	1.56%
Health Care Equipment & Supplies	1.28%
Health Care Providers & Services	2.00%
Hotels, Restaurants & Leisure	6.04%
Internet & Catalog Retail	6.28%
Internet Software & Services	11.26%
IT Services	6.30%
Machinery	4.47%
Media	1.01%
Metals & Mining	1.13%
Oil, Gas & Consumable Fuels	3.79%
Pharmaceuticals	0.92%
Real Estate Management & Development	0.07%
Road & Rail	1.79%
Semiconductors & Semiconductor Equipment	0.65%
Software	2.28%
Specialty Retail	1.71%
Textiles, Apparel & Luxury Goods	2.84%
Trading Companies & Distributors	1.92%
Wireless Telecommunication Services	4.48%
Preferred Stock	0.30%
Short-Term Investment	2.41%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	9.11%
Google Class A	4.79%
Amazon.com	3.36%
Danaher	2.84%
Mastercard Class A	2.81%
QUALCOMM	2.80%
Praxair	2.39%
Crown Castle International	2.33%
priceline.com	2.17%
American Tower Class A	2.15%
Total	34.75%

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.28%
Aerospace & Defense–2.29%
Boeing	19,400	$1,422,990
Precision Castparts	14,400	2,372,976

		3,795,966

Air Freight & Logistics–2.96%
Expeditors International of Washington	21,500	880,640
FedEx	31,100	2,597,161
United Parcel Service Class B	19,500	1,427,205

		4,905,006

Auto Components–0.39%
Johnson Controls	20,500	640,830

		640,830

Automobiles–0.38%
Harley-Davidson	16,200	629,694

		629,694

Beverages–0.34%
††Monster Beverage	6,200	571,268

		571,268

Biotechnology–1.57%
†Alexion Pharmaceuticals	8,900	636,350
†Biogen Idec	7,900	869,395
†Celgene	12,900	872,040
†Human Genome Sciences	30,800	227,612

		2,605,397

Capital Markets–1.71%
Franklin Resources	17,400	1,671,444
Invesco	57,700	1,159,193

		2,830,637

Chemicals–3.17%
Air Products & Chemicals	7,300	621,887
Potash Corp. of Saskatchewan	16,600	685,248
Praxair	37,000	3,955,300

		5,262,435

Commercial Banks–0.37%
U.S. Bancorp	22,500	608,625

		608,625

Communications Equipment–3.55%
†Juniper Networks	61,500	1,255,215
QUALCOMM	84,800	4,638,560

		5,893,775

Computers & Peripherals–10.26%
†Apple	37,300	15,106,500
†EMC	24,300	523,422

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Computers & Peripherals (continued)
†NetApp	21,400	$776,178
†SanDisk	12,400	610,204

		17,016,304

Construction & Engineering–0.24%
Fluor	7,800	391,950

		391,950

Consumer Finance–1.27%
American Express	44,800	2,113,216

		2,113,216

Diversified Financial Services–0.62%
†IntercontinentalExchange	8,600	1,036,730

		1,036,730

Electrical Equipment–1.55%
†Babcock & Wilcox	17,300	417,622
Cooper Industries	13,000	703,950
Emerson Electric	12,300	573,057
Roper Industries	10,100	877,387

		2,572,016

Electronic Equipment, Instruments & Components–1.08%
Corning	81,900	1,063,062
†Trimble Navigation	16,600	720,440

		1,783,502

Energy Equipment & Services–3.75%
†Cameron International	27,900	1,372,401
†FMC Technologies	39,100	2,042,193
†McDermott International	46,900	539,819
Schlumberger	33,100	2,261,061

		6,215,474

Food & Staples Retailing–1.56%
Costco Wholesale	16,100	1,341,452
CVS Caremark	14,400	587,232
Whole Foods Market	9,500	661,010

		2,589,694

Health Care Equipment & Supplies–1.28%
Baxter International	8,400	415,632
Covidien	4,500	202,545
†Edwards Lifesciences	9,700	685,790
Stryker	16,400	815,244

		2,119,211

Health Care Providers & Services–2.00%
†Express Scripts	24,100	1,077,029
McKesson	28,700	2,236,017

		3,313,046

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–6.04%
Carnival	24,357	$804,319
†Chipotle Mexican Grill	4,300	1,452,282
†Ctrip.com International ADR	22,900	535,860
†Las Vegas Sands	29,500	1,260,535
Marriott International Class A	46,051	1,343,308
†MGM Resorts International	21,400	223,202
Starbucks	47,300	2,176,273
Starwood Hotels & Resorts Worldwide	22,900	1,098,513
Yum Brands	19,000	1,121,190

		10,015,482

Internet & Catalog Retail–6.28%
†Amazon.com	32,200	5,573,820
†Groupon	32,100	662,223
†Liberty Interactive Class A	35,100	569,147
†priceline.com	7,700	3,601,367

		10,406,557

Internet Software & Services–11.26%
†Akamai Technologies	8,900	287,292
†Baidu ADR	30,100	3,505,746
†eBay	59,400	1,801,602
@=†Facebook Class A	25,894	806,523
@=†Facebook Class B	62,018	1,931,681
†Google Class A	12,300	7,944,569
†LinkedIn	10,900	686,809
@#=†Mail.Ru.Group 144A GDR	16,068	416,483
Tencent Holdings	58,500	1,175,785
@=†Twitter	7,310	102,340

		18,658,830

IT Services–6.30%
Accenture Class A	33,750	1,796,513
Mastercard Class A	12,500	4,660,250
†Teradata	15,300	742,203
Visa Class A	23,700	2,406,261
Western Union	45,900	838,134

		10,443,361

Machinery–4.47%
Caterpillar	5,100	462,060
Cummins	8,000	704,160
Danaher	100,040	4,705,882
Deere	9,600	742,560
Joy Global	10,600	794,682

		7,409,344

Media–1.01%
†Discovery Communications Class A	7,800	319,566
Disney (Walt)	36,100	1,353,750

		1,673,316

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–1.13%
BHP Billiton	33,389	$1,175,395
Freeport-McMoRan Copper & Gold	18,900	695,331

		1,870,726

Oil, Gas & Consumable Fuels–3.79%
Cimarex Energy	7,600	470,440
†Continental Resources	16,900	1,127,399
EOG Resources	21,400	2,108,114
Occidental Petroleum	20,600	1,930,220
Peabody Energy	19,500	645,645

		6,281,818

Pharmaceuticals–0.92%
Allergan	10,300	903,722
†Valeant Pharmaceuticals International	13,200	616,308

		1,520,030

Real Estate Management & Development–0.07%
†CBRE Group	7,200	109,584

		109,584

Road & Rail–1.79%
†Kansas City Southern	15,100	1,026,951
Union Pacific	18,400	1,949,296

		2,976,247

Semiconductors & Semiconductor Equipment–0.65%
†Broadcom Class A	36,700	1,077,512

		1,077,512

Software–2.28%
†Autodesk	20,400	618,732
†Informatica	13,200	487,476
†Nuance Communications	25,600	644,096
†Red Hat	20,300	838,187
†salesforce.com	6,200	629,052
@=†Zynga Class B	63,112	564,221

		3,781,764

Specialty Retail–1.71%
†AutoZone	2,800	909,916
†CarMax	35,400	1,078,992
Ross Stores	17,800	846,034

		2,834,942

Textiles, Apparel & Luxury Goods–2.84%
Coach	9,200	561,568
†Fossil	7,103	563,694
NIKE Class B	21,800	2,100,866

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren	6,600	$911,328
†Prada	126,300	571,607

		4,709,063

Trading Companies & Distributors–1.92%
Fastenal	57,600	2,511,936
Grainger (W.W.)	3,600	673,884

		3,185,820

Wireless Telecommunication Services–4.48%
†American Tower Class A	59,400	3,564,594
†Crown Castle International	86,200	3,861,760

		7,426,354

Total Common Stock (Cost $115,644,755)		161,275,526

	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.30%
@=†Livingsocial Series F	14,245	$109,544
@=†Twitter Series A	19	266
@=†Twitter Series B	296	4,144
@=†Twitter Series C	76	1,064
@=†Twitter Series D	2,806	39,284
@=†Twitter Series G-2	24,414	341,796

Total Preferred Stock (Cost $553,904)		496,098

SHORT-TERM INVESTMENT–2.41%
Money Market Mutual Fund–2.41%
Dreyfus Treasury & Agency Cash Management Fund	3,992,169	3,992,169

Total Short-Term Investment (Cost $3,992,169)		3,992,169

TOTAL VALUE OF SECURITIES–99.99% (Cost $120,190,828)	165,763,793
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	12,338

NET ASSETS APPLICABLE TO 9,542,681 SHARES OUTSTANDING–100.00%	$165,776,131

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($75,279,826 / 4,317,754 Shares)	$17.435

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($90,496,305 / 5,224,927 Shares)	$17.320

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$159,210,454
Accumulated net investment loss	(101)
Accumulated net realized loss on investments	(39,006,747)
Net unrealized appreciation of investments and foreign currencies	45,572,525

Total net assets	$165,776,131

†	Non income producing security.

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $4,317,346, which represented 2.60% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $4,317,346, which represented 2.60% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate amount of Rule 144A securities was $416,483, which represented 0.25% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund

Statement of Operations

Year Ended December 31, 2011

LVIP T. Rowe Price Growth Stock Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$2,178,137
Foreign tax withheld	(7,068)

2,171,069

EXPENSES:
Management fees	2,145,300
Distribution expenses-Service Class	221,810
Accounting and administration expenses	137,283
Reports and statements to shareholders	43,293
Professional fees	22,498
Custodian fees	11,531
Trustees’ fees	10,245
Pricing fees	1,133
Other	11,800

Total operating expenses	2,604,893

NET INVESTMENT LOSS	(433,824)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	27,391,577
Foreign currencies	(1,630)

Net realized gain	27,389,947
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(34,830,774)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(7,440,827)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,874,651)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net Investment loss	$(433,824)	$(237,742)
Net realized gain on investments and foreign currencies	27,389,947	14,317,434
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(34,830,774)	38,696,021

Net increase (decrease) in net assets resulting from operations	(7,874,651)	52,775,713

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	46,702,648	93,044,779
Service Class	50,856,513	37,372,551

	97,559,161	130,417,330

Cost of shares repurchased:
Standard Class	(252,917,134)	(90,284,992)
Service Class	(31,852,356)	(18,211,938)

	(284,769,490)	(108,496,930)

Increase (decrease) in net assets derived from capital share transactions	(187,210,329)	21,920,400

NET INCREASE (DECREASE) IN NET ASSETS	(195,084,980)	74,696,113
NET ASSETS:
Beginning of year	360,861,111	286,164,998

End of year (including accumulated net investment loss of $101 and $–, respectively)	$165,776,131	$360,861,111

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/11	12/31/10		12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$17.728	$15.187		$10.614	$18.315	$16.859

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.013)	(0.005)		0.020	0.056	0.090
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.280)	2.546		4.553	(7.720)	1.415

Total from investment operations	(0.293)	2.541		4.573	(7.664)	1.505

Less dividends and distributions from:
Net investment income	—	—		—	(0.037)	(0.049)

Total dividends and distributions	—	—		—	(0.037)	(0.049)

Net asset value, end of period	$17.435	$17.728		$15.187	$10.614	$18.315

Total return[3]	(1.65% )	16.73%		43.08%	(41.84% )	8.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,280	$286,931		$240,462	$174,922	$223,805
Ratio of expenses to average net assets	0.79%	0.79%		0.82%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	(0.07% )	(0.03%	)	0.16%	0.38%	0.50%
Portfolio turnover	44%	54%		64%	46%	54%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended						4/30/07[1] to 12/31/07
	12/31/11	12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$17.654	$15.162		$10.623		$18.312	$17.860

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.057)	(0.044)		(0.013)		0.020	0.027
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.277)	2.536		4.552		(7.709)	0.449

Total from investment operations	(0.334)	2.492		4.539		(7.689)	0.476

Less dividends and distributions from:
Net investment income	—	—		—		—	(0.024)

Total dividends and distributions	—	—		—		—	(0.024)

Net asset value, end of period	$17.320	$17.654		$15.162		$10.623	$18.312

Total return[3]	(1.89% )	16.44%		42.73%		(41.99% )	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,496	$73,930		$45,703		$10,759	$6,824
Ratio of expenses to average net assets	1.04%	1.04%		1.07%		1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(0.32% )	(0.28%	)	(0.09%	)	0.13%	0.22%
Portfolio turnover	44%	54%		64%		46%	54%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Funds declares and distributes

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,983 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

Prior to May 1, 2011, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.86% of average daily net assets of the Fund.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% of the next $250 million; and 0.35% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $30,133 and $2,134, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$104,865
Distribution fees payable to LFD	19,110

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $132,357,904 and sales of $321,074,823 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $124,074,331. At December 31, 2011, net unrealized appreciation was $41,689,462, of which $49,765,454 related to unrealized appreciation of investments and $8,075,992 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

	Level 1	Level 2	Level 3	Total
Common Stock	$157,454,278	$—	$3,821,248	$161,275,526
Preferred Stock	—	—	496,098	496,098
Short-Term Investment	3,992,169	—	—	3,992,169

Total	$161,446,447	$—	$4,317,346	$165,763,793

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stock	Total
Balance as of 12/31/10	$86,400	$—	$86,400
Purchases	4,825,153	553,904	5,379,057
Sales	(930,197)	—	(930,197)
Net realized loss	(109,420)	—	(109,420)
Net change in unrealized appreciation/depreciation	(50,688)	(57,806)	(108,494)

Balance as of 12/31/11	$3,821,248	$496,098	$4,317,346

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$(50,688)	$(57,806)	$(108,494)

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2011 and 2010.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$159,210,454
Post-October losses	(1,381,541)
Qualified late year losses	(101)
Capital loss carryforwards	(33,741,703)
Unrealized appreciation of investments and foreign currencies	41,689,022

Net assets	$165,776,131

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$433,723	$1,630	$(435,353)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $29,178,250 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $33,741,703 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	2,537,397	6,061,110
Service Class	2,832,635	2,348,073

	5,370,032	8,409,183

Shares repurchased:
Standard Class	(14,405,238)	(5,708,852)
Service Class	(1,795,413)	(1,174,710)

	(16,200,651)	(6,883,562)

Net increase (decrease)	(10,830,619)	1,525,621

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gain (loss) on forward currency exchange contracts for the year ended December 31, 2011 was $21,267 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$28,875	$9,518

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (continued)

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (“T. Rowe Price”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe Price under the sub-advisory agreement. The Board reviewed the services provided by T. Rowe Price, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of T. Rowe Price. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods, but the Fund had underperformed its benchmark for all periods. The Board considered LIAC’s view that the performance was expected in light of the investment strategy and the risks taken and that LIAC was satisfied with T. Rowe Price’s performance. The Board concluded that the services provided by T. Rowe Price were satisfactory.

The Board considered the sub-advisory fee schedule, which contains breakpoints, the Lipper contractual sub-advisor fees expense group, the fee rates charged to other registered funds managed by T. Rowe Price and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe Price, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information provided by T. Rowe Price regarding T. Rowe Price’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe Price, an unaffiliated third party, and that LIAC compensates T. Rowe Price from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by T. Rowe Price as to any additional benefits it receives and noted T. Rowe Price has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of T. Rowe Price.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Growth Stock Fund–18

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (3.87%) (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell MidCap® Growth Index*, returned (1.65%).

The year began on an upbeat note, but the European debt crisis, the natural disaster in Japan, and weakening U.S. economic data all dragged on investor sentiment as the year went on. A strong fourth quarter ultimately allowed U.S. equities to more or less break even for the year. Within the mid-cap universe, value outperformed growth. Large-caps led mid- and small-caps, as both of the latter posted negative returns. The defensive utilities and consumer staples sectors led performance for the year, while telecommunication services and information technology trailed the broader market.

The Fund underperformed its benchmark index for the year, with both ending in negative territory. Overall, stock selection and sector allocation both detracted. Materials, financials, and consumer discretionary dragged on relative results, while industrials and business services helped.

Stock choices in materials detracted from relative results, most notably our positioning within the metals and mining industry. Hudbay Minerals and Compass Minerals International were among the hardest-hit here, as both companies faced major operational setbacks.

In financials, our stock holdings also underperformed. Jones Lang LaSalle was a significant detractor here, as investors expected a slowdown in the commercial real estate sector where the firm operates. Green Dot, the leading provider of reloadable prepaid credit cards, hurt as well. While the company is well positioned to tap a growing market, it reported weaker-than-expected new card activation and higher-than-expected marketing costs.

Consumer discretionary was another area of relative weakness, due to stock selection. Cruise company Royal Caribbean Cruises suffered from weak demand, particularly in Europe and North Africa. Sotheby’s posted strong results, driven by continued strength among Chinese buyers, but faced increased competition from its primary rival, Christie’s.

A boost to relative performance came from industrials and business services, where our stock holdings outperformed. Leading positions included Goodrich, an aviation-focused firm that received a buyout offer at a significant premium, and the freight railroad firm Kansas City Southern Industries. The Fund’s position in Goodrich was sold prior to year end.

Equity markets face near-term obstacles, but a double-dip recession seems unlikely. Elevated unemployment, housing sector weakness, and new government regulations pose near-term obstacles. Overall, the environment is consistent with what normally occurs in the wake of major financial crises. Nevertheless, corporations are financially healthy and posting robust profit levels. Equity valuations remain reasonable, even after two years of significant gains. Given that

Federal Reserve stimulus measures continue to weigh on fixed-income returns, we believe that stocks will provide better long-term returns to investors, even taking into account recent setbacks. Overall, we believe this market environment will reward our investment approach.

Donald J. Peters

Donald J. Easley

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,816. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have increased to $16,761. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–3.87%
Five Years	+3.26%
Ten Years	+4.01%

Service Class Shares
One Year	–4.11%
Five Years	+3.00%
Inception (5/15/03)	+7.68%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$883.90	0.83%	$3.94
Service Class Shares	1,000.00	882.70	1.08%	5.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.02	0.83%	$4.23
Service Class Shares	1,000.00	1,019.76	1.08%	5.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.52%
Aerospace & Defense	0.53%
Air Freight & Logistics	1.26%
Airlines	0.80%
Auto Components	0.93%
Beverages	1.12%
Biotechnology	2.82%
Building Products	0.24%
Capital Markets	1.07%
Chemicals	3.12%
Commercial Banks	0.84%
Commercial Services & Supplies	1.12%
Communications Equipment	1.52%
Computers & Peripherals	0.34%
Construction & Engineering	0.77%
Construction Materials	0.19%
Consumer Finance	0.33%
Diversified Consumer Services	1.33%
Diversified Financial Services	2.11%
Electrical Equipment	2.88%
Electronic Equipment, Instruments & Components	1.56%
Energy Equipment & Services	4.19%
Food & Staples Retailing	0.57%
Food Products	1.59%
Health Care Equipment & Supplies	1.99%
Health Care Providers & Services	4.94%
Health Care Technology	1.36%
Hotels, Restaurants & Leisure	4.94%
Household Durables	0.23%
Household Products	0.65%
Independent Power Producers & Energy Traders	0.37%
Insurance	1.65%
Internet & Catalog Retail	1.69%
Internet Software & Services	0.73%
IT Services	2.10%
Leisure Equipment & Products	0.64%
Life Sciences Tools & Services	1.40%
Machinery	3.95%
Media	3.28%
Metals & Mining	3.65%
Multiline Retail	1.53%
Office Electronics	0.16%
Oil, Gas & Consumable Fuels	5.01%
Personal Products	0.34%
Pharmaceuticals	0.34%
Professional Services	1.25%
Real Estate Management & Development	1.00%
Road & Rail	1.66%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	6.58%
Software	6.70%
Specialty Retail	5.75%
Textiles, Apparel & Luxury Goods	1.06%
Thrifts & Mortgage Finance	0.15%
Tobacco	0.21%
Trading Companies & Distributors	1.26%
Wireless Telecommunication Services	1.72%
Preferred Stock	0.33%
Short-Term Investment	0.10%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Crown Castle International	0.96%
Western Union	0.94%
FMC Technologies	0.92%
AmerisourceBergen	0.91%
Ross Stores	0.91%
Omnicom Group	0.88%
Nuance Communications	0.88%
Compass Minerals International	0.86%
Discovery Communications Class C	0.80%
Concho Resources	0.79%
Total	8.85%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.52%
Aerospace & Defense–0.53%
Empresa Brasileira de Aeronautica ADR	29,000	$731,380
†TransDigm Group	6,600	631,488

		1,362,868

Air Freight & Logistics–1.26%
Expeditors International Washington	34,900	1,429,504
Robinson (C.H.) Worldwide	26,400	1,842,192

		3,271,696

Airlines–0.80%
Copa Holdings Class A	14,600	856,582
SkyWest	36,400	458,276
Southwest Airlines	87,500	749,000

		2,063,858

Auto Components–0.93%
Gentex	40,500	1,198,395
†TRW Automotive Holdings	37,500	1,222,500

		2,420,895

Beverages–1.12%
Beam	12,100	619,883
Brown-Forman Class B	12,075	972,158
Dr Pepper Snapple Group	33,200	1,310,736

		2,902,777

Biotechnology–2.82%
†Alexion Pharmaceuticals	26,300	1,880,450
†BioMarin Pharmaceuticals	21,800	749,484
†Dendreon	28,900	219,640
†Human Genome Sciences	102,800	759,692
†Incyte	73,400	1,101,734
†Myriad Genetics	21,900	458,586
†Regeneron Pharmaceuticals	22,700	1,258,261
†Vertex Pharmaceuticals	26,400	876,744

		7,304,591

Building Products–0.24%
†Fortune Brands Home & Security	36,700	625,001

		625,001

Capital Markets–1.07%
Invesco	24,300	488,187
Lazard Class A	42,300	1,104,453
Northern Trust	11,600	460,056
TD Ameritrade Holding	46,400	726,160

		2,778,856

Chemicals–3.12%
Air Products & Chemicals	4,400	374,836
Albemarle	9,400	484,194
CF Industries Holdings	9,600	1,391,808

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Intrepid Potash	14,500	$328,135
PPG Industries	8,100	676,269
†Rockwood Holdings	33,700	1,326,769
Sherwin-Williams	22,900	2,044,283
Sigma-Aldrich	7,000	437,220
Sociedad Quimica y Minera de Chile ADR	18,900	1,017,765

		8,081,279

Commercial Banks–0.84%
Fifth Third Bancorp	39,900	507,528
First Horizon National	46,967	375,736
†SVB Financial Group	11,900	567,511
TCF Financial	37,200	383,904
Zions Bancorp	20,400	332,112

		2,166,791

Commercial Services & Supplies–1.12%
†American Reprographics	52,100	239,139
†Clean Harbors	12,800	815,744
†Copart	10,000	478,900
Ritchie Brothers Auctioneers	16,600	366,528
†Stericycle	5,200	405,184
Waste Connections	17,850	591,549

		2,897,044

Communications Equipment–1.52%
†Aruba Networks	41,000	759,320
†Ciena	33,400	404,140
†F5 Networks	8,100	859,572
†JDS Uniphase	62,100	648,324
†Juniper Networks	41,900	855,179
†Riverbed Technology	17,900	420,650

		3,947,185

Computers & Peripherals–0.34%
†NetApp	12,400	449,748
†QLogic	28,300	424,500

		874,248

Construction & Engineering–0.77%
Fluor	30,600	1,537,650
†Quanta Services	21,800	469,572

		2,007,222

Construction Materials–0.19%
Vulcan Materials	12,500	491,875

		491,875

Consumer Finance–0.33%
†Green Dot Class A	15,400	480,788
SLM	27,100	363,140

		843,928

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–1.33%
†New Oriental Education & Technology Group ADR	36,500	$877,825
Sotheby’s	54,800	1,563,444
Strayer Education	5,000	485,950
Weight Watchers International	9,400	517,094

		3,444,313

Diversified Financial Services–2.11%
CBOE Holdings	43,400	1,122,324
†IntercontinentalExchange	14,400	1,735,920
Moody’s	44,700	1,505,496
†MSCI Class A	34,000	1,119,620

		5,483,360

Electrical Equipment–2.88%
AMETEK	23,150	974,615
†Babcock & Wilcox	48,800	1,178,032
Cooper Industries	35,900	1,943,985
†General Cable	14,500	362,645
Hubbell Class B	14,800	989,528
†II-VI	20,600	378,216
Roper Industries	18,800	1,633,156

		7,460,177

Electronic Equipment, Instruments & Components–1.56%
Amphenol Class A	24,000	1,089,360
†Itron	7,100	253,967
Jabil Circuit	29,000	570,140
National Instruments	16,775	435,311
†Trimble Navigation	38,900	1,688,260

		4,037,038

Energy Equipment & Services–4.19%
†Cameron International	41,600	2,046,304
Core Laboratories	11,800	1,344,610
Diamond Offshore Drilling	13,700	757,062
†Dresser-Rand Group	13,800	688,758
†Dril-Quip	5,900	388,338
†FMC Technologies	45,500	2,376,465
†McDermott International	72,700	836,777
†Nabors Industries	44,600	773,364
Oceaneering International	35,700	1,646,841

		10,858,519

Food & Staples Retailing–0.57%
Whole Foods Market	21,100	1,468,138

		1,468,138

Food Products–1.59%
Campbell Soup	12,100	402,204
Flowers Foods	48,900	928,122
Hershey	14,400	889,632
McCormick	19,700	993,274

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Mead Johnson Nutrition	5,500	$378,015
Smucker (J.M.)	6,900	539,373

		4,130,620

Health Care Equipment & Supplies–1.99%
Bard (C.R.)	20,800	1,778,400
DENTSPLY International	24,500	857,255
†Edwards Lifesciences	7,300	516,110
†IDEXX Laboratories	7,900	607,984
†Intuitive Surgical	1,100	509,311
†Thoratec	12,300	412,788
†Varian Medical Systems	7,100	476,623

		5,158,471

Health Care Providers & Services–4.94%
†AMERIGROUP	16,300	963,004
AmerisourceBergen	63,700	2,369,003
†Catalyst Health Solutions	21,900	1,138,800
CIGNA	11,800	495,600
†Community Health Systems	23,800	415,310
†DaVita	19,000	1,440,390
Humana	5,200	455,572
†Laboratory Corporation America Holdings	15,300	1,315,341
†Mednax	12,500	900,125
Quest Diagnostics	27,500	1,596,650
†Schein (Henry)	14,500	934,235
Universal Health Services Class B	20,300	788,858

		12,812,888

Health Care Technology–1.36%
†Allscripts Healthcare Solutions	60,500	1,145,870
†Cerner	16,500	1,010,625
†SXC Health Solutions	24,500	1,383,760

		3,540,255

Hotels, Restaurants & Leisure–4.94%
†Chipotle Mexican Grill	2,800	945,672
Choice Hotels International	27,000	1,027,350
†Ctrip.com International ADR	23,100	540,540
†Hyatt Hotels Class A	15,500	583,420
International Game Technology	42,200	725,840
Marriott International Class A	70,257	2,049,397
†Marriott Vacations Worldwide	7,025	120,549
†Panera Bread Class A	8,100	1,145,745
Royal Caribbean Cruises	36,900	914,013
Starwood Hotels & Resorts Worldwide	40,500	1,942,785
Tim Hortons	25,500	1,234,710
†WMS Industries	21,950	450,414
Wynn Resorts	10,200	1,126,998

		12,807,433

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–0.23%
†Toll Brothers	29,800	$608,516

		608,516

Household Products–0.65%
Church & Dwight	27,700	1,267,552
Clorox	6,300	419,328

		1,686,880

Independent Power Producers & Energy Traders–0.37%
†Calpine	58,900	961,837

		961,837

Insurance–1.65%
†Arch Capital Group	12,900	480,267
AXIS Capital Holdings	13,700	437,852
Berkley (W.R.)	12,500	429,875
Brown & Brown	33,200	751,316
HCC Insurance Holdings	14,300	393,250
Principal Financial Group	16,400	403,440
RenaissanceRe Holdings	8,200	609,834
Willis Group Holdings	20,200	783,760

		4,289,594

Internet & Catalog Retail–1.69%
†Groupon	7,600	156,788
@=†Groupon Class A	90,832	1,780,216
†Liberty Interactive Class A	116,300	1,885,805
†NetFlix	8,200	568,178

		4,390,987

Internet Software & Services–0.73%
†Equinix	4,300	436,020
†Rackspace Hosting	10,400	447,304
†Sina	19,500	1,014,000

		1,897,324

IT Services–2.10%
†Gartner	28,600	994,422
†Genpact	23,900	357,305
Paychex	18,800	566,068
†Teradata	22,100	1,072,071
Western Union	133,900	2,445,014

		5,434,880

Leisure Equipment & Products–0.64%
Mattel	59,500	1,651,720

		1,651,720

Life Sciences Tools & Services–1.40%
†Bruker	33,700	418,554
†Charles River Laboratories International	9,200	251,436
†Covance	13,100	598,932

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Illumina	19,200	$585,216
†Life Technologies	9,700	377,427
†Mettler-Toledo International	6,400	945,344
†Waters	6,000	444,300

		3,621,209

Machinery–3.95%
CLARCOR	9,100	454,909
Cummins	13,500	1,188,270
Donaldson	12,200	830,576
Flowserve	5,700	566,124
Graco	10,400	425,256
IDEX	11,325	420,271
Joy Global	20,800	1,559,376
PACCAR	11,000	412,170
Pall	21,300	1,217,295
†Terex	15,200	205,352
Valmont Industries	13,600	1,234,744
†WABCO Holdings	20,400	885,360
Wabtec	12,200	853,390

		10,253,093

Media–3.28%
†Central European Media Enterprises	36,400	237,328
CTC Media	46,100	404,297
†Discovery Communications Class C	55,300	2,084,810
†Liberty Media Class A	5,199	405,782
†Madison Square Garden Class A	32,700	936,528
McGraw-Hill	40,300	1,812,291
Omnicom Group	51,400	2,291,412
†Pandora Media	33,500	335,335

		8,507,783

Metals & Mining–3.65%
Agnico-Eagle Mines	6,100	221,552
Carpenter Technology	17,300	890,604
Cliffs Natural Resources	23,300	1,452,755
Compass Minerals International	32,500	2,237,625
Eldorado Gold	68,900	944,619
HudBay Minerals	93,400	921,858
†Osisko Mining	75,200	727,184
†Stillwater Mining	31,000	324,260
Ternium ADR	25,700	472,623
United States Steel	11,300	298,998
Walter Energy	16,000	968,960

		9,461,038

Multiline Retail–1.53%
†Dollar General	28,800	1,184,832
†Dollar Tree	15,750	1,308,983
Kohl’s	29,700	1,465,695

		3,959,510

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Office Electronics–0.16%
†Zebra Technologies	11,750	$420,415

		420,415

Oil, Gas & Consumable Fuels–5.01%
Arch Coal	43,424	630,082
Cimarex Energy	10,700	662,330
†Concho Resources	21,900	2,053,125
†Continental Resources	13,700	913,927
EQT	23,300	1,276,607
†Kosmos Energy	30,900	378,834
Murphy Oil	6,700	373,458
†Newfield Exploration	13,500	509,355
Peabody Energy	53,800	1,781,318
QEP Resources	24,600	720,780
Range Resources	30,500	1,889,170
SM Energy	14,300	1,045,330
†Southwestern Energy	12,700	405,638
†Ultra Petroleum	12,000	355,560

		12,995,514

Personal Products–0.34%
Avon Products	50,500	882,235

		882,235

Pharmaceuticals–0.34%
†Valeant Pharmaceuticals International	19,100	891,779

		891,779

Professional Services–1.25%
Dun & Bradstreet	4,200	314,286
Manpower	37,600	1,344,200
Robert Half International	29,100	828,186
†Verisk Analytics Class A	19,100	766,483

		3,253,155

Real Estate Management & Development–1.00%
†Forest City Enterprises Class A	53,600	633,552
Jones Lang LaSalle	32,100	1,966,446

		2,599,998

Road & Rail–1.66%
†Hertz Global Holdings	43,500	509,820
Hunt (J.B.) Transport Services	17,600	793,232
†Kansas City Southern	27,400	1,863,474
Landstar System	23,800	1,140,496

		4,307,022

Semiconductors & Semiconductor Equipment–6.58%
Altera	37,400	1,387,540
Analog Devices	42,900	1,534,962
ARM Holdings ADR	39,100	1,081,897
†Atmel	166,600	1,349,460

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Intersil Class A	37,400	$390,456
KLA-Tencor	11,100	535,575
†Lam Research	29,900	1,106,898
Linear Technology	45,300	1,360,359
†Marvell Technology Group	95,400	1,321,290
Microchip Technology	27,400	1,003,662
†NVIDIA	95,000	1,316,700
†ON Semiconductor	71,600	552,752
†Silicon Laboratories	30,000	1,302,600
†Skyworks Solutions	49,600	804,512
†TriQuint Semiconductor	56,000	272,720
Xilinx	54,600	1,750,476

		17,071,859

Software–6.70%
†ANSYS	21,000	1,202,880
†Ariba	30,800	864,864
†Autodesk	53,000	1,607,490
†Check Point Software Technologies	14,300	751,322
†Citrix Systems	11,600	704,352
†CommVault Systems	11,500	491,280
†Concur Technologies	23,800	1,208,802
FactSet Research Systems	4,650	405,852
†Fortinet	33,300	726,273
†Informatica	23,600	871,548
Intuit	28,800	1,514,592
†MICROS Systems	13,400	624,172
†Nuance Communications	90,300	2,271,947
†Red Hat	32,800	1,354,312
†Rovi	25,900	636,622
†salesforce.com	5,300	537,738
Solera Holdings	8,700	387,498
†TIBCO Software	50,700	1,212,237

		17,373,781

Specialty Retail–5.75%
†AutoZone	2,700	877,419
†Bed Bath & Beyond	31,600	1,831,852
†CarMax	63,200	1,926,336
Chico’S FAS	30,800	343,112
Dick’s Sporting Goods	19,600	722,848
Gap	25,400	471,170
Guess	12,100	360,822
Men’s Wearhouse	13,750	445,638
†O’Reilly Automotive	21,700	1,734,915
PETsMART	20,300	1,041,187
Ross Stores	49,400	2,347,982
Tiffany	16,900	1,119,794
Tractor Supply	8,600	603,290
†Urban Outfitters	17,300	476,788
Williams-Sonoma	15,600	600,600

		14,903,753

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–1.06%
†Fossil	11,500	$912,640
@=†Michael Kors	57,661	1,492,733
†Michael Kors Holdings	12,800	348,800

		2,754,173

Thrift & Mortgage Finance–0.15%
BankUnited	17,200	378,228

		378,228

Tobacco–0.21%
Lorillard	4,700	535,800

		535,800

Trading Companies & Distributors–1.26%
†Air Lease	19,800	469,458
Fastenal	26,600	1,160,026
Grainger (W.W.)	8,700	1,628,553

		3,258,037

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services–1.72%
†Crown Castle International	55,500	$2,486,400
†NII Holdings	12,500	266,250
†SBA Communications Class A	39,500	1,696,920

		4,449,570

Total Common Stock (Cost $203,771,612)		258,041,016

PREFERRED STOCK–0.33%
@=†Coupons Series B	128,966	708,455
@=†Workday Series F	11,677	154,837

Total Preferred Stock (Cost $863,292)		863,292

SHORT-TERM INVESTMENT–0.10%
Money Market Mutual Fund–0.10%
Dreyfus Treasury & Agency Cash Management Fund	259,271	259,271

Total Short-Term Investment (Cost $259,271)		259,271

TOTAL VALUE OF SECURITIES–99.95% (Cost $204,894,175)	259,163,579
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	131,068

NET ASSETS APPLICABLE TO 18,795,758 SHARES OUTSTANDING–100.00%	$259,294,647

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($190,209,092 /13,711,576 Shares)	$13.872

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($69,085,555 / 5,084,182 Shares)	$13.588

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$199,018,013
Accumulated net investment loss	(13,334)
Accumulated net realized gain on investments	6,020,554
Net unrealized appreciation of investments and foreign currencies	54,269,414

Total net assets	$259,294,647

†	Non income producing security.

@	Illiquid security. At December 31, 2011, the aggregate amount of illiquid securities was $4,136,241, which represented 1.60% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate amount of fair valued securities was $4,136,241, which represented 1.60% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2011

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$2,581,374
Foreign tax withheld	(12,957)

2,568,417

EXPENSES:
Management fees	2,246,717
Distribution expenses–Service Class	160,464
Accounting and administration expenses	139,487
Reports and statements to shareholders	76,562
Professional fees	23,066
Trustees’ fees	9,433
Custodian fees	5,774
Pricing fees	2,488
Other	10,471

Total operating expenses	2,674,462

NET INVESTMENT LOSS	(106,045)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	34,262,410
Foreign currencies	(249)

Net realized gain	34,262,161
Net change in unrealized depreciation of investments and foreign currencies	(47,065,953)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(12,803,792)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,909,837)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(106,045)	$356,383
Net realized gain on investments and foreign currencies	34,262,161	16,313,531
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(47,065,953)	53,384,608

Net increase (decrease) in net assets resulting from operations	(12,909,837)	70,054,522

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,351,802	17,237,523
Service Class	33,174,346	21,544,230

	50,526,148	38,781,753

Cost of shares repurchased:
Standard Class	(81,123,159)	(38,055,934)
Service Class	(16,492,525)	(11,590,639)

	(97,615,684)	(49,646,573)

Decrease in net assets derived from capital share transactions	(47,089,536)	(10,864,820)

NET INCREASE (DECREASE) IN NET ASSETS	(59,999,373)	59,189,702

NET ASSETS:
Beginning of year	319,294,020	260,104,318

End of year (including undistributed (distribution in excess of) net investment income of $(13,334) and $341,625, respectively)	$259,294,647	$319,294,020

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$14.430	$11.241	$7.688	$13.435	$11.828

Income (loss) from investment operations:
Net investment income (loss)[1]	0.003	0.020	0.023	(0.003)	(0.004)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.561)	3.169	3.539	(5.744)	1.611

Total from investment operations	(0.558)	3.189	3.562	(5.747)	1.607

Less dividends and distributions from:
Net investment income	—	—	(0.009)	—	—

Total dividends and distributions	—	—	(0.009)	—	—

Net asset value, end of period	$13.872	$14.430	$11.241	$7.688	$13.435

Total return[2]	(3.87% )	28.37%	46.34%	(42.78% )	13.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,209	$263,891	$225,807	$149,829	$247,671
Ratio of expenses to average net assets	0.82%	0.83%	0.85%	0.84%	0.82%
Ratio of net investment income (loss) to average net assets	0.02%	0.17%	0.25%	(0.03% )	(0.03%	)
Portfolio turnover	44%	31%	28%	36%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/11	12/31/10		12/31/09		12/31/08	12/31/07
Net asset value, beginning of period	$14.170	$11.066		$7.581		$13.281	$11.722

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.033)	(0.010)		—	[2]	(0.030)	(0.037)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.549)	3.114		3.485		(5.670)	1.596

Total from investment operations	(0.582)	3.104		3.485		(5.700)	1.559

Net asset value, end of period	$13.588	$14.170		$11.066		$7.581	$13.281

Total return[3]	(4.11% )	28.05%		45.97%		(42.92% )	13.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,086	$55,403		$34,297		$16,243	$20,767
Ratio of expenses to average net assets	1.07%	1.08%		1.10%		1.09%	1.07%
Ratio of net investment income (loss) to average net assets	(0.23% )	(0.08%	)	0.00%		(0.28% )	(0.28%	)
Portfolio turnover	44%	31%		28%		36%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount rounds to less than $0.001 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $191 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2012. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $250million of the Fund’s average daily net assets; 0.45% of the next $500 million; and 0.40% of the average daily net assets of the Fund in excess of $750 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $30,667 and $1,938, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$163,051
Distribution fees payable to LFD	14,692

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $136,934,833 and sales of $183,128,399 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $206,432,020. At December 31, 2011, net unrealized appreciation was $52,731,559, of which $72,232,299 related to unrealized appreciation of investments and $19,500,740 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

	Level 1	Level 3	Total
Common Stock	$254,768,067	$3,272,949	$258,041,016
Preferred Stock	—	863,292	863,292
Short-Term Investment	259,271	—	259,271

Total	$255,027,338	$4,136,241	$259,163,579

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock	Common Stock	Total
Balance as of 12/31/10	$717,346	$—	$717,346
Purchases	863,292	1,416,168	2,279,460
Sales	(717,346)	—	(717,346)
Net change in unrealized appreciation/depreciation	—	1,856,782	1,856,782

Balance as of 12/31/11	$863,292	$3,272,950	$4,136,242

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/11	$—	$1,856,782	$1,856,782

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2011 and 2010.

In addition, the Fund declared an ordinary consent dividend of $348,914 for the year ended December 31, 2010. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$199,018,013
Undistributed long-term capital gains	8,503,598
Post-October losses	(958,533)
Unrealized appreciation of investments and foreign currencies	52,731,569

Net assets	$259,294,647

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, consent dividends and capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(248,914)	$(5,419)	$254,333

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $27,516,067 was utilized in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,168,996	1,403,218
Service Class	2,333,767	1,777,765

	3,502,763	3,180,983

Shares repurchased:
Standard Class	(5,745,203)	(3,202,982)
Service Class	(1,159,444)	(967,163)

	(6,904,647)	(4,170,145)

Net decrease	(3,401,884)	(989,162)

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for assets over $750 million for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund for assets over $750 million and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (“T. Rowe Price”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe Price under the sub-advisory agreement. The Board reviewed the services provided by T. Rowe Price, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of T. Rowe Price. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap growth funds and the Russell Mid Cap Growth Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and above or in line with the benchmark for the same periods. The Board concluded that the services provided by T. Rowe Price were satisfactory.

The Board considered the sub-advisory fee schedule, which contains breakpoints, the Lipper contractual sub-advisor fees expense group, the fee rates charged to other registered funds managed by T. Rowe Price and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe Price, an unaffiliated third party. The Board concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Board considered information provided by T. Rowe Price regarding T. Rowe Price’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe Price, an unaffiliated third party, and that LIAC compensates T. Rowe Price from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by T. Rowe Price as to any additional benefits it receives and noted T. Rowe Price has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of T. Rowe Price.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds – Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President; Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (3.09%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the MSCI World Index (net dividends)*, returned (5.54%).

Global stocks declined in 2011 as natural disasters, geopolitical events, a deepening sovereign debt crisis and economic growth concerns led to escalating investor anxiety and severe market volatility. Despite these challenges, corporate profits remained resilient, the U.S. economy improved, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank, the U.S. Federal Reserve Board, Chinese policymakers and the International Monetary Fund made efforts to ease access to credit. In currency markets, the euro declined as the dollar ultimately rose after a late surge. Amid general global market declines, other perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied, and Treasuries posted their best one-year return since 2008.

The Fund’s stock selection in Europe, particularly in the U.K. and Norway, contributed to performance relative to the benchmark. Stock selection in Asia, mainly in Hong Kong, and underweighting in Japan also aided relative returns.

Sector-wise, stock selection and overweighting in the traditionally defensive health care sector was a major contributor to relative performance. U.S. biotechnology company Amgen and pharmaceutical manufacturers Watson Pharmaceuticals (U.S.), Pfizer (U.S.), Sanofi (France) and Merck (Germany) boosted relative results. Stock selection and underweighting in materials aided relative returns, mainly due to a large underweighted exposure to metals and mining stocks, which declined due to a global commodity price correction. Stock selection in consumer discretionary further helped relative returns, driven largely by our U.S. media holdings Comcast Special Class A, News Class A and Viacom. We sold Viacom during the year. Underweighting in financials, which suffered due to the eurozone debt crisis, enhanced relative results. Other key individual contributors included U.K. mobile telecommunication services provider Vodafone Group ADR U.S. pharmacy services company CVS Caremark.

In contrast, underweighting in North America weighed on relative performance, mainly due to underweighting in the U.S., which outperformed many of its international counterparts. Overweighting in Latin America/Caribbean also hurt relative results as Brazilian stocks1 declined largely due to lower global commodity demand.

From a sector perspective, underweighting in consumer staples more than offset the benefits of stock selection and hindered relative results. Stock selection in energy also hurt relative results, and Brazilian oil and natural gas company Petroleo Brasileiro ADR (not part of the index) and Canadian oil and gas company Talisman

Energy were key detractors. Stock selection in telecommunication services offset the benefit of overweighting and further dampened relative performance, largely due to our position in underperforming U.S. communications services provider Sprint Nextel. Although the Fund’s positions in financial services generally helped relative performance, there were some key detractors: Italy’s UniCredit, South Korea’s KB Financial Group (not part of the index), Singapore’s DBS Group Holdings, France’s Credit Agricole and U.S.’s Bank of New York Mellon. Other key individual detractors included Brazilian miner Vale ADR (not part of the index) and Japanese video game company Nintendo.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Peter Nori, CFA

Cindy Sweeting, CFA

Heather Waddell, CFA

Templeton Investment Counsel, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,181. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,281. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

LVIP Templeton Growth Fund–1

LVIP Templeton Growth Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–3.09%
Five Years	–2.32%
Ten Years	+4.93%

Service Class Shares
One Year	–3.34%
Inception (4/30/07)	–4.05%

*	The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

LVIP Templeton Growth Fund–2

LVIP Templeton Growth Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table shown, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$896.30	0.84%	$4.01
Service Class Shares	1,000.00	895.20	1.09%	5.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
Service Class Shares	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth Fund–3

LVIP Templeton Growth Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings

As of December 31, 2011

Security Type/Country	Percentage of Net Assets
Common Stock	95.15%
Austria	0.62%
Bermuda	0.60%
Brazil	1.60%
Canada	0.95%
France	6.82%
Germany	6.96%
Hong Kong	3.16%
Ireland	0.54%
Italy	1.93%
Japan	5.58%
Netherlands	4.02%
Norway	2.58%
Republic of Korea	2.28%
Russia	0.64%
Singapore	2.58%
Spain	1.17%
Switzerland	5.25%
Taiwan	1.12%
Thailand	0.83%
Turkey	0.30%
United Kingdom	13.11%
United States	32.51%
Short-Term Investment	4.69%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.00%
Air Freight & Logistics	1.92%
Auto Components	0.68%
Automobiles	2.00%
Biotechnology	2.95%
Capital Markets	1.56%
Chemicals	1.09%
Commercial Banks	4.69%
Commercial Services & Supplies	1.15%
Communications Equipment	1.94%
Construction Materials	0.54%
Consumer Finance	0.93%
Containers & Packaging	1.05%
Diversified Financial Services	2.53%
Diversified Telecommunication Services	6.50%
Electric Utilities	0.56%
Electrical Equipment	0.25%

Sector	Percentage of Net Assets
Energy Equipment & Services	1.27%
Food & Staples Retailing	2.71%
Food Products	0.78%
Health Care Equipment & Supplies	0.83%
Health Care Providers & Services	1.67%
Industrial Conglomerates	3.16%
Insurance	7.44%
IT Services	0.81%
Life Sciences Tools & Services	0.38%
Media	5.73%
Metals & Mining	0.80%
Multiline Retail	1.73%
Multi-Utilities	1.09%
Oil, Gas & Consumable Fuels	9.52%
Pharmaceuticals	10.63%
Professional Services	0.32%
Real Estate Management & Development	0.38%
Semiconductors & Semiconductor Equipment	3.76%
Software	5.60%
Specialty Retail	1.30%
Trading Companies & Distributors	1.63%
Wireless Telecommunication Services	2.27%
Total	95.15%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Amgen	1.95%
Samsung Electronics	1.77%
Merck	1.76%
Microsoft	1.71%
Comcast Special Class A	1.70%
Pfizer	1.68%
CVS Caremark	1.63%
Roche Holding	1.54%
Cisco Systems	1.52%
GlaxoSmithKline	1.50%
Total	16.76%

LVIP Templeton Growth Fund–4

LVIP Templeton Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–95.15%r
Austria–0.62%
Telekom Austria	120,090	$1,435,774

		1,435,774

Bermuda–0.60%
PartnerRe	21,570	1,385,010

		1,385,010

Brazil–1.60%
Petroleo Brasileiro ADR	78,660	1,847,723
Vale ADR	89,820	1,850,292

		3,698,015

Canada–0.95%
Talisman Energy	171,760	2,188,412

		2,188,412

France–6.82%
Alstom	19,370	587,359
AXA	115,486	1,501,346
Credit Agricole	177,270	1,000,284
France Telecom ADR	139,990	2,192,243
GDF Suez	28,437	777,283
Ipsen	4,060	127,420
Michelin Class B	26,490	1,565,892
Sanofi	46,786	3,436,237
Thales	30,440	961,249
Total	48,240	2,466,072
Vivendi	50,572	1,107,419

		15,722,804

Germany–6.96%
Deutsche Post	89,400	1,374,534
E.On	59,950	1,293,380
Infineon Technologies ADR	265,748	1,995,767
Merck	27,700	2,761,475
Muenchener Rueckversicherungs	16,430	2,015,374
Rhoen Klinikum	59,266	1,129,054
SAP ADR	53,590	2,837,590
Siemens ADR	27,760	2,654,134

		16,061,308

Hong Kong–3.16%■
AIA Group	855,800	2,672,102
Cheung Kong Holdings	74,580	887,286
China Telecom	4,188,000	2,383,406
Citic Pacific	740,353	1,334,553

		7,277,347

Ireland–0.54%
CRH	63,179	1,255,930

		1,255,930

Italy–1.93%
ENI	126,826	2,627,853

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Italy (continued)
UniCredit	219,084	$1,820,314

		4,448,167

Japan–5.58%
ITOCHU	245,480	2,494,352
Nintendo	6,820	939,345
Nissan Motor	240,000	2,158,004
NKSJ Holdings	98,055	1,923,896
Toyota Motor ADR	37,060	2,450,778
Trend Micro	97,310	2,909,438

		12,875,813

Netherlands–4.02%
Akzo Nobel	52,100	2,519,104
†ING Groep CVA	236,412	1,701,162
Koninklijke Philips Electronics	59,360	1,250,690
Randstad Holding	25,162	744,428
Reed Elsevier	106,023	1,235,895
SBM Offshore	88,914	1,831,954

		9,283,233

Norway–2.58%
Statoil	106,500	2,733,212
Telenor	196,780	3,227,493

		5,960,705

Republic of Korea–2.28%
KB Financial Group	37,783	1,183,112
Samsung Electronics	4,470	4,079,586

		5,262,698

Russia–0.64%
Gazprom ADR	138,590	1,480,280

		1,480,280

Singapore–2.58%
DBS Group Holdings	327,105	2,905,022
Singapore Telecommunications	1,280,860	3,051,195

		5,956,217

Spain–1.17%
Telefonica	155,956	2,701,605

		2,701,605

Switzerland–5.25%
ACE	35,220	2,469,626
.†Basilea Pharmaceutica	1,920	72,977
Credit Suisse Group	59,020	1,386,821
Lonza Group	14,640	865,073
Novartis	27,530	1,573,980
Roche Holding	20,960	3,552,657
Swiss Reinsurance	42,710	2,176,766

		12,097,900

LVIP Templeton Growth Fund–5

LVIP Templeton Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Taiwan–1.12%
Taiwan Semiconductor Manufacturing ADR	200,335	$2,586,325

		2,586,325

Thailand–0.83%
Bangkok Bank	367,700	1,911,341

		1,911,341

Turkey–0.30%
†Turkcell Iletisim Hizmetleri ADR	58,310	685,726

		685,726

United Kingdom–13.11%
Aviva	383,120	1,790,004
BAE Systems	301,750	1,336,244
†BP ADR	54,110	2,312,661
G4S	627,550	2,649,349
GlaxoSmithKline	151,650	3,466,124
HSBC Holdings	261,650	1,987,659
Kingfisher	300,648	1,170,723
Marks & Spencer Group	299,740	1,447,926
Rexam	440,820	2,415,634
Royal Dutch Shell
Class A	970	35,723
Class B	68,420	2,607,948
Tesco	397,880	2,493,350
Unilever	53,384	1,793,531
†Vodafone Group ADR	123,370	3,458,061
Wolseley	38,335	1,269,475

		30,234,412

United States–32.51%
American Express	45,250	2,134,443
Amgen	69,930	4,490,204
Baker Hughes	22,470	1,092,941
Bank of New York Mellon	111,360	2,217,178
†Brocade Communications Systems	187,110	971,101
Chesapeake Energy	44,390	989,453
Chevron	25,200	2,681,280

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
Cisco Systems	193,420	$3,497,034
Citigroup	74,000	1,946,940
Comcast Special Class A	166,225	3,916,260
CVS Caremark	92,200	3,759,916
FedEx	10,210	852,637
General Electric	114,430	2,049,441
†Gilead Sciences	31,130	1,274,151
Home Depot	43,540	1,830,422
†Isis Pharmaceuticals	37,970	273,764
JPMorgan Chase	66,070	2,196,828
Medtronic	50,290	1,923,593
Merck	107,570	4,055,388
Microsoft	151,850	3,942,025
News Class A	133,860	2,388,062
†Onyx Pharmaceuticals	15,950	701,003
Pfizer	179,050	3,874,641
PG&E	42,090	1,734,950
Progressive	62,630	1,221,911
Quest Diagnostics	46,960	2,726,498
†SAIC	152,500	1,874,225
†Sprint Nextel	464,040	1,085,854
†Symantec	145,860	2,282,709
Target	49,830	2,552,293
Time Warner	35,363	1,278,019
Time Warner Cable	51,929	3,301,127
United Parcel Service Class B	30,070	2,200,823
†Watson Pharmaceuticals	27,590	1,664,781

		74,981,895

Total Common Stock (Cost $212,423,333)		219,490,917

SHORT-TERM INVESTMENT–4.69%
Money Market Mutual Fund–4.69%
Dreyfus Treasury & Agency Cash Management Fund	10,825,074	10,825,074

Total Short-Term Investment (Cost $10,825,074)		10,825,074

TOTAL VALUE OF SECURITIES–99.84% (Cost $223,248,407)	230,315,991
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	362,352

NET ASSETS APPLICABLE TO 9,545,119 SHARES OUTSTANDING–100.00%	$230,678,343

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND STANDARD CLASS ($90,320,201 / 3,738,306 Shares)	$24.161

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND SERVICE CLASS ($140,358,142 / 5,806,813 Shares)	$24.171

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization-no par)	$239,614,292
Undistributed net investment income	991,356
Accumulated net realized loss on investments	(16,982,767)
Net unrealized appreciation of investments and foreign currencies	7,055,462

Total net assets	$230,678,343

LVIP Templeton Growth Fund–6

LVIP Templeton Growth Fund

Statement of Net Assets (continued)

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non income producing security.

Summary of Abbreviations:

ADR–American Depositary Receipt

CVA–Dutch Certificate

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–7

LVIP Templeton Growth Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Templeton Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$8,297,376
Foreign tax withheld	(550,809)

7,746,567

EXPENSES:
Management fees	1,910,229
Distribution expenses-Service Class	348,862
Accounting and administration expenses	119,698
Reports and statements to shareholders	46,852
Custodian fees	45,076
Professional fees	23,982
Trustees’ fees	7,790
Pricing fees	4,829
Other	11,864

Total operating expenses	2,519,182

NET INVESTMENT INCOME	5,227,385

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	2,548,812
Foreign currencies	22,529

Net realized gain	2,571,341
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(18,371,851)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(15,800,510)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,573,125)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,227,385	$4,249,409
Net realized gain on investments and foreign currencies	2,571,341	6,247,893
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(18,371,851)	6,530,576

Net increase (decrease) in net assets resulting from operations	(10,573,125)	17,027,878

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,051,929)	(2,337,966)
Service Class	(2,779,786)	(1,904,683)

	(4,831,715)	(4,242,649)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,647,093	15,697,679
Service Class	47,038,351	37,503,822
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,051,929	2,337,966
Service Class	2,779,786	1,904,683

	76,517,159	57,444,150

Cost of shares repurchased:
Standard Class	(59,687,845)	(45,776,154)
Service Class	(29,434,223)	(23,152,892)

	(89,122,068)	(68,929,046)

Decrease in net assets derived from capital share transactions	(12,604,909)	(11,484,896)

NET INCREASE (DECREASE) IN NET ASSETS	(28,009,749)	1,300,333
NET ASSETS:
Beginning of year	258,688,092	257,387,759

End of year (including undistributed net investment income of $991,356 and $573,157, respectively)	$230,678,343	$258,688,092

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–8

LVIP Templeton Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07[1]
Net asset value, beginning of period	$25.503	$24.371	$19.352	$33.233	$31.307

Income (loss) from investment operations:
Net investment income[2]	0.553	0.427	0.412	0.636	0.724
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.339)	1.158	5.021	(12.906)	1.782

Total from investment operations	(0.786)	1.585	5.433	(12.270)	2.506

Less dividends and distributions from:
Net investment income	(0.556)	(0.453)	(0.405)	(0.534)	(0.580)
Net realized gain on investments	—	—	(0.009)	(1.077)	—

Total dividends and distributions	(0.556)	(0.453)	(0.414)	(1.611)	(0.580)

Net asset value, end of period	$24.161	$25.503	$24.371	$19.352	$33.233

Total return[3]	(3.09% )	6.57%	28.11%	(37.76% )	8.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,320	$130,817	$151,545	$129,853	$163,596
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.81%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.83%	0.83%	0.85%	0.82%	0.84%
Ratio of net investment income to average net assets	2.12%	1.79%	1.99%	2.41%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.12%	1.79%	1.97%	2.40%	2.15%
Portfolio turnover	29%	11%	18%	11%	15%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–9

LVIP Templeton Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Service Class
		Year Ended			4/30/07[1]
					to
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of period	$25.512	$24.382	$19.369	$33.224	$33.408

Income (loss) from investment operations:
Net investment income[2]	0.483	0.368	0.363	0.581	0.483
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.333)	1.154	5.016	(12.890)	(0.126)

Total from investment operations	(0.850)	1.522	5.379	(12.309)	0.357

Less dividends and distributions from:
Net investment income	(0.491)	(0.392)	(0.357)	(0.469)	(0.541)
Net realized gain on investments	—	—	(0.009)	(1.077)	—

Total dividends and distributions	(0.491)	(0.392)	(0.366)	(1.546)	(0.541)

Net asset value, end of period	$24.171	$25.512	$24.382	$19.369	$33.224

Total return[3]	(3.34% )	6.30%	27.81%	(37.90% )	1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,358	$127,871	$105,843	$92,968	$94,403
Ratio of expenses to average net assets	1.08%	1.08%	1.07%	1.02%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.08%	1.10%	1.07%	1.11%
Ratio of net investment income to average net assets	1.87%	1.54%	1.75%	2.20%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.87%	1.54%	1.72%	2.15%	2.02%
Portfolio turnover	29%	11%	18%	11%	15% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–10

LVIP Templeton Growth Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Templeton Growth Fund–11

LVIP Templeton Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $7,744 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets; 0.425% of the next $300 million; and 0.40% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $26,311 and $1,696, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$143,612
Distribution fees payable to LFD	29,584

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $72,367,330 and sales of $82,987,020 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $224,868,268. At December 31, 2011, net unrealized appreciation was $5,447,723, of which $33,812,867 related to unrealized appreciation of investments and $28,365,144 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

LVIP Templeton Growth Fund–12

LVIP Templeton Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Common Stock	$219,490,917
Short-Term Investment	10,825,074

Total	$230,315,991

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$4,831,715	$4,242,649

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$239,614,292
Undistributed ordinary income	991,645
Qualified late year losses	(289)
Capital loss carryforwards	(15,362,906)
Unrealized appreciation of investments and foreign currencies	5,435,601

Net assets	$230,678,343

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$22,529	$(22,529)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,608,698 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $15,362,906 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Templeton Growth Fund–13

LVIP Templeton Growth Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	907,989	664,720
Service Class	1,825,561	1,565,956
Shares issued upon reinvestment of dividends and distributions:
Standard Class	84,270	94,819
Service Class	114,188	77,214

	2,932,008	2,402,709

Shares repurchased:
Standard Class	(2,383,405)	(1,848,222)
Service Class	(1,145,117)	(971,991)

	(3,528,522)	(2,820,213)

Net decrease	(596,514)	(417,504)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gain (loss) on forward currency exchange contracts for the year ended December 31, 2011 was $159,557 and is included in the Statement of Operations under the caption Net realized gain (loss) on foreign currencies.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counter party credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset DerivativeVolume	Liability DerivativeVolume
Foreign currency exchange contracts (average cost)	$122,431	$156,733

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Templeton Growth Fund–14

LVIP Templeton Growth Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Templeton Growth Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Templeton Growth Fund–16

LVIP Templeton Growth Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Templeton Growth Fund–17

LVIP Templeton Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Templeton

In considering the renewal of the sub-advisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the sub-advisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of global value and global growth funds and the MSCI World Net Index. The Board noted the Fund’s performance was below the average of the Lipper performance group and the benchmark for the one year period, but above the average of the Lipper performance group and the benchmark for the three and five year periods, and concluded that the services provided by Templeton were satisfactory.

The Board considered the sub-advisory fee schedule, which contains breakpoints, and compared it to the Lipper contractual sub-advisor fees expense group noting that Templeton charged higher fees than the one other sub-advisory fee included in the expense group. The Board considered that LIAC compensates Templeton from its fees and noted that the Fund’s advisory fee was below the average advisory fee of the Lipper expense group. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it does not maintain records of indirect benefits, although Templeton provided soft dollar information, which could benefit clients other than the Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Templeton Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Templeton Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth Fund–20

LVIP Turner Mid-Cap Growth Fund

LVIP Turner Mid-Cap Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Turner Mid-Cap Growth Fund

LVIP Turner Mid-Cap Growth Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (7.59%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2011, while its benchmark, the Russell MidCap® Growth Index*, returned (1.65%).

This past year proved to be challenging for investors highlighted by ongoing macro concerns, specifically in Europe, along with the escalation of equity correlations. In fact, correlation among stocks within the S&P 500® Index** reached record levels. The high correlation and the elevated volatility in the market kept investors engaged in the “risk-on/risk-off” trade which seems to have become the norm these days. For much of the past year, headlines from Europe largely drove market sentiment as investors debated Europe’s ability to solve (or at least contain) its sovereign debt problems. When good news from Europe surfaced, such as the joint action by the central banks on November 30, investors acquired a greater risk tolerance and flocked to stocks (“risk on”), they bid up share prices a whopping 4.3% that day. But investors proved just as eager to ditch stocks in droves (“risk off”) when the news was bad, such as when European officials reverted to their familiar inclination to kick the Continent’s can of debt problems down the road.

The year marked a period for equity markets that witnessed high volatility and, unfortunately, valued the macro over the fundamental story. As a result, the Fund trailed results of its benchmark index, joining a large contingent of active managers that trailed the results of the benchmark for the year. The Fund hung in with the index for the first nine months of the year, despite the violent correction that took place during the third quarter, which saw the midcap growth space correct approximately 20%. Although the fourth quarter saw strong absolute market gains, the Fund lost ground as higher earnings growth companies and higher multiple stocks, which the Fund typically focuses on, trailed slower earnings growth companies and lower multiple stocks.

With thoughts of slowing global GDP foremost in investors’ minds in 2011, companies with close ties to underlying economic growth struggled. Consumer stocks in the Fund that detracted the most from results were OpenTable, Starwood Hotels & Resorts Worldwide, and SINA Corp. The technology sector also detracted from relative results. Within the sector, the Fund’s investment in OmniVision Technologies and Juniper Networks were two of the largest detractors to performance. With the exception of Starwood we sold all of these underperformers prior to year end.

The producer durables sector contributed to relative gains aided by M&A activity. Shares of Varian Semiconductor Equipment Associates and Goodrich moved higher as each company was acquired at healthy premiums. The consumer staples sector was lifted higher largely due to high-conviction holdings Green Mountain Coffee Roasters and Whole Foods Market. The companies emerged as market leaders in their respective industries after the economic downturn, supported by unrelenting demand for its products. At year end the Fund continued to own Green Mountain and Whole Foods.

Even with a few bumps in the road ahead, we think the stock market could navigate a gain in the high single digits in 2012. Although many Wall Street analysts are forecasting a recession in Europe as nations there enforce austerity measures and work out a permanent solution to the sovereign-debt problems, we don’t think a European recession would drain much of the economic momentum gained by the U.S. recently. Indeed, we think many uncertain investors have pulled their money out of the market and are simply waiting for the right time to put money back in–and we think there are plenty of reasons why 2012 may be the right time. For one thing, we think Europe will do whatever it takes to avoid a complete financial meltdown, which should alleviate at least some of the concerns holding investors back now. For another, the fourth year of the U.S. presidential-election cycle ought to have Washington supremely focused on stimulating economic growth, which should boost the U.S. economy (and the S&P 500 Index, which has gained an average of 7.8% in presidential-election years since 1900). In addition, the extraordinarily low yield of 10-year Treasury notes, which has been hovering around 2%–which fails to cover the inflation rate–makes the return potential of stocks even more appealing, in our judgment. Finally, corporate profitability remains strong, with the S&P 500 companies expected to post record earnings per share of $107, according to S&P Capital IQ.

Christopher McHugh

Turner Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Turner Mid-Cap Growth Fund–1

LVIP Turner Mid-Cap Growth Fund

2011 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Turner Mid-Cap Growth Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,121. For comparison, look at how the Russell Midcap Growth Index did over the same period. The same $10,000 investment would have increased to $16,761. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–7.59%
Five Years	+1.98%
Ten Years	+4.22%

Service Class Shares
One Year	–7.83%
Inception (4/30/07)	+0.24%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

**	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP Turner Mid-Cap Growth Fund–2

LVIP Turner Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$846.50	0.93%	$4.33
Service Class Shares	1,000.00	845.30	1.18%	5.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.52	0.93%	$4.74
Service Class Shares	1,000.00	1,019.26	1.18%	6.01

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Turner Mid-Cap Growth Fund–3

LVIP Turner Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.17%
Aerospace & Defense	1.21%
Air Freight & Logistics	1.31%
Airlines	1.36%
Auto Components	0.99%
Automobiles	0.93%
Beverages	1.24%
Biotechnology	3.98%
Building Products	0.97%
Capital Markets	2.11%
Chemicals	4.46%
Commercial Banks	1.06%
Commercial Services & Supplies	0.59%
Communications Equipment	1.96%
Computers & Peripherals	1.64%
Containers & Packaging	0.71%
Diversified Financial Services	0.59%
Energy Equipment & Services	2.86%
Food & Staples Retailing	1.97%
Food Products	3.32%
Health Care Equipment & Supplies	1.41%
Health Care Providers & Services	3.14%
Health Care Technology	2.30%
Hotels, Restaurants & Leisure	5.70%
Household Durables	0.79%
Insurance	0.75%
Internet & Catalog Retail	1.03%
Internet Software & Services	0.66%
IT Services	4.08%
Life Sciences Tools & Services	0.90%
Machinery	3.32%
Marine	0.83%
Metals & Mining	1.61%
Multiline Retail	2.64%
Oil, Gas & Consumable Fuels	6.92%
Pharmaceuticals	1.09%
Professional Services	0.82%
Real Estate Management & Development	1.46%
Road & Rail	1.32%
Semiconductors & Semiconductor Equipment	9.95%
Software	5.66%
Specialty Retail	2.25%
Textiles, Apparel & Luxury Goods	4.28%
Short-Term Investment	2.84%
Total Value of Securities	99.01%
Receivables and Other Assets Net of Liabilities	0.99%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Broadcom Class A	2.15%
Whole Foods Market	1.97%
Alexion Pharmaceuticals	1.83%
Concho Resources	1.78%
Citrix Systems	1.73%
Nordstrom	1.73%
Starwood Hotels & Resorts Worldwide	1.73%
Hershey	1.70%
SanDisk	1.64%
Cabot Oil & Gas	1.63%
Total	17.89%

LVIP Turner Mid-Cap Growth Fund–4

LVIP Turner Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)
COMMON STOCK–96.17%
Aerospace & Defense–1.21%
†Hexcel	15,130	$366,297
Triumph Group	4,940	288,743

		655,040

Air Freight & Logistics–1.31%
Expeditors International of Washington	17,210	704,922

		704,922

Airlines–1.36%
†United Continental Holdings	39,058	737,024

		737,024

Auto Components–0.99%
†Borg Warner	8,390	534,779

		534,779

Automobiles–0.93%
Harley-Davidson	12,980	504,533

		504,533

Beverages–1.24%
†Hansen Natural	7,240	667,094

		667,094

Biotechnology–3.98%
†Alexion Pharmaceuticals	13,820	988,130
†BioMarin Pharmaceuticals	6,310	216,938
†Cepheid	13,140	452,147
†ONYX Pharmaceuticals	11,230	493,559

		2,150,774

Building Products–0.97%
†Owens Corning	18,290	525,289

		525,289

Capital Markets–2.11%
†Affiliated Managers Group	7,780	746,491
Ameriprise Financial	7,860	390,170

		1,136,661

Chemicals–4.46%
Airgas	5,100	398,208
Celanese Class A	7,620	337,337
CF Industries Holdings	3,710	537,876
FMC	6,060	521,402
PPG Industries	7,370	615,322

		2,410,145

Commercial Banks–1.06%
†Signature Bank	9,580	574,704

		574,704

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies–0.59%
†Clean Harbors	4,970	$316,738

		316,738

Communications Equipment–1.96%
†Acme Packet	7,810	241,407
†F5 Networks	7,710	818,185

		1,059,592

Computers & Peripherals–1.64%
†SanDisk	17,950	883,320

		883,320

Containers & Packaging–0.71%
†Crown Holdings	11,390	382,476

		382,476

Diversified Financial Services–0.59%
†MSCI Class A	9,630	317,116

		317,116

Energy Equipment & Services–2.86%
†Cameron International	11,430	562,241
†FMC Technologies	9,430	492,529
†Rowan	16,220	491,953

		1,546,723

Food & Staples Retailing–1.97%
Whole Foods Market	15,250	1,061,095

		1,061,095

Food Products–3.32%
†Green Mountain Coffee Roasters	8,950	401,408
Hershey	14,830	916,197
Mead Johnson Nutrition	6,900	474,237

		1,791,842

Health Care Equipment & Supplies–1.41%
†Intuitive Surgical	1,640	759,336

		759,336

Health Care Providers & Services–3.14%
†AMERIGROUP	7,560	446,645
AmerisourceBergen	16,400	609,916
†Catalyst Health Solutions	3,690	191,880
†WellCare Health Plans	8,550	448,875

		1,697,316

Health Care Technology–2.30%
†Cerner	9,410	576,363
Quality Systems	7,480	276,685
†SXC Health Solutions	6,840	386,323

		1,239,371

LVIP Turner Mid-Cap Growth Fund–5

LVIP Turner Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–5.70%
Arcos Dorados Holdings Class A	16,280	$334,228
†Chipotle Mexican Grill	2,050	692,367
†MGM Resorts International	41,240	430,133
Starwood Hotels & Resorts Worldwide	19,450	933,017
Wynn Resorts	6,230	688,353

		3,078,098

Household Durables–0.79%
†Tempur-Pedic International	8,070	423,917

		423,917

Insurance–0.75%
Aon	8,700	407,160

		407,160

Internet & Catalog Retail–1.03%
Expedia	10,240	297,165
†TripAdvisor	10,240	258,150

		555,315

Internet Software & Services–0.66%
†LinkedIn Class A	5,680	357,897

		357,897

IT Services–4.08%
†Fiserv	11,100	652,014
†Teradata	6,120	296,881
†VeriFone Systems	12,230	434,410
Western Union	44,800	818,048

		2,201,353

Life Sciences Tools & Services–0.90%
†Agilent Technologies	13,840	483,431

		483,431

Machinery–3.32%
Cummins	6,750	594,135
Joy Global	9,640	722,711
Stanley Black & Decker	7,040	475,904

		1,792,750

Marine–0.83%
†Kirby	6,790	447,054

		447,054

Metals & Mining–1.61%
Allegheny Technologies	7,950	380,010
Cliffs Natural Resources	7,860	490,071

		870,081

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–2.64%
Family Dollar Stores	8,500	$490,110
Nordstrom	18,780	933,554

		1,423,664

Oil, Gas & Consumable Fuels–6.92%
Cabot Oil & Gas	11,600	880,440
†Concho Resources	10,260	961,875
†Northern Oil & Gas	10,710	256,826
Peabody Energy	16,730	553,930
Range Resources	6,950	430,483
SM Energy	8,970	655,707

		3,739,261

Pharmaceuticals–1.09%
Perrigo	6,060	589,638

		589,638

Professional Services–0.82%
Equifax	11,390	441,249

		441,249

Real Estate Management & Development –1.46%
†CBRE Group	51,910	790,070

		790,070

Road & Rail–1.32%
†Genesee & Wyoming Class A	5,980	362,269
†Kansas City Southern	5,120	348,211

		710,480

Semiconductors & Semiconductor Equipment–9.95%
Altera	22,240	825,103
Avago Technologies	23,430	676,190
†Broadcom Class A	39,630	1,163,536
†Cypress Semiconductor	31,740	536,089
†FEI	6,840	278,935
†Lam Research	20,580	761,871
†ON Semiconductor	93,030	718,192
†Teradyne	30,490	415,579

		5,375,495

Software–5.66%
†Citrix Systems	15,420	936,303
†Electronics Arts	33,880	697,928
†Fortinet	14,340	312,755
†salesforce.com	5,120	519,475
†TIBCO Software	24,720	591,055

		3,057,516

Specialty Retail–2.25%
†Bed Bath & Beyond	14,220	824,333
Williams-Sonoma	10,210	393,085

		1,217,418

LVIP Turner Mid-Cap Growth Fund–6

LVIP Turner Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–4.28%
Coach	10,490	$640,309
†Deckers Outdoor	5,910	446,619
†lululemon athletica	6,460	301,424
Ralph Lauren	3,510	484,660
†Under Armour Class A	6,130	440,073

		2,313,085

Total Common Stock (Cost $45,643,107)		51,930,822

	Number of Shares	Value (U.S. $)
SHORT-TERM INVESTMENT–2.84%
Money Market Mutual Fund–2.84%
Dreyfus Treasury & Agency Cash Management Fund	1,533,132	$1,533,132

Total Short-Term Investment (Cost $1,533,132)		1,533,132

TOTAL VALUE OF SECURITIES–99.01% (Cost $47,176,239)	53,463,954
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.99%	534,843

NET ASSETS APPLICABLE TO 5,219,722 SHARES OUTSTANDING–100.00%	$53,998,797

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND STANDARD CLASS ($17,720,798 / 1,698,818 Shares)	$10.431

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND SERVICE CLASS ($36,277,999 / 3,520,904 Shares)	$10.304

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$54,695,957
Accumulated net realized loss on investments	(6,984,875)
Net unrealized appreciation of investments and foreign currencies	6,287,715

Total net assets	$53,998,797

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–7

LVIP Turner Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Turner Mid-Cap Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$367,894
Foreign tax withheld	(2,551)

365,343

EXPENSES:
Management fees	516,137
Distribution expenses-Service Class	95,479
Accounting and administration expenses	26,928
Reports and statements to shareholders	21,105
Professional fees	19,625
Custodian fees	2,369
Trustees' fees	1,571
Pricing fees	788
Other	4,053

688,055
Less expenses waived/reimbursed	(42,125)

Total operating expenses	645,930

NET INVESTMENT LOSS	(280,587)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	1,484,404
Foreign currencies	44

Net realized gain	1,484,448
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(6,513,633)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(5,029,185)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,309,772)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(280,587)	$(118,593)
Net realized gain on investments and foreign currencies	1,484,448	3,297,533
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(6,513,633)	5,898,057

Net increase (decrease) in net assets resulting from operations	(5,309,772)	9,076,997

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,600,094	6,006,490
Service Class	31,060,275	16,389,756

	40,660,369	22,396,246

Cost of shares repurchased:
Standard Class	(9,865,167)	(5,854,643)
Service Class	(22,207,610)	(6,688,700)

	(32,072,777)	(12,543,343)

Increase in net assets derived from capital share transactions	8,587,592	9,852,903

NET INCREASE IN NET ASSETS	3,277,820	18,929,900
NET ASSETS:
Beginning of year	50,720,977	31,791,077

End of year (there was no undistributed net investment income at either year end)	$53,998,797	$50,720,977

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–8

LVIP Turner Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07[1]
Net asset value, beginning of period	$11.288		$8.871		$5.977		$14.126	$11.330

Income (loss) from investment operations:
Net investment loss[2]	(0.036)		(0.018)		(0.017)		(0.034)	(0.042)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.821)		2.435		2.911		(6.136)	2.838

Total from investment operations	(0.857)		2.417		2.894		(6.170)	2.796

Less dividends and distributions from:
Net realized gain on investments	—		—		—		(1.979)	—

Total dividends and distributions	—		—		—		(1.979)	—

Net asset value, end of period	$10.431		$11.288		$8.871		$5.977	$14.126

Total return[3]	(7.59%	)	27.25%		48.42%		(49.29% )	24.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,721		$19,494		$15,381		$9,920	$21,354
Ratio of expenses to average net assets	0.93%		0.98%		0.98%		0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.00%		1.06%		1.08%		1.07%	1.06%
Ratio of net investment loss to average net assets	(0.31%	)	(0.19%	)	(0.24%	)	(0.33% )	(0.33%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.38%	)	(0.27%	)	(0.34%	)	(0.42% )	(0.40%	)
Portfolio turnover	113%		103%		102%		179%	199%

[1]

Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–9

LVIP Turner Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Service Class
	Year Ended							4/30/07[1] to 12/31/07
	12/31/11		12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$11.178		$8.806		$5.948		$14.102	$12.216

Income (loss) from investment operations:
Net investment loss[2]	(0.064)		(0.042)		(0.034)		(0.059)	(0.039)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.810)		2.414		2.892		(6.116)	1.925

Total from investment operations	(0.874)		2.372		2.858		(6.175)	1.886

Less dividends and distributions from:
Net realized gain on investments	—		—		—		(1.979)	—

Total dividends and distributions	—		—		—		(1.979)	—

Net asset value, end of period	$10.304		$11.178		$8.806		$5.948	$14.102

Total return[3]	(7.83%	)	26.94%		48.05%		(49.42% )	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,278		$31,227		$16,410		$11,088	$13,264
Ratio of expenses to average net assets	1.18%		1.23%		1.23%		1.23%	1.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.25%		1.31%		1.33%		1.32%	1.33%
Ratio of net investment loss to average net assets	(0.56%	)	(0.44%	)	(0.49%	)	(0.58% )	(0.43%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.63%	)	(0.52%	)	(0.59%	)	(0.67% )	(0.55%	)
Portfolio turnover	113%		103%		102%		179%	199%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–10

LVIP Turner Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Turner Mid-Cap Growth Fund (Fund). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Turner Mid-Cap Growth Fund–11

LVIP Turner Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $16,058 for the year ended December 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.10% of the first $25 million of average daily net assets of the Fund; and 0.05% of the next $50 million. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Prior to May 1, 2011, LIAC contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 1.02% of average daily net assets of the Fund.

Turner Investments (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $150 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $150 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $5,925 and $357, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$37,073
Distribution fees payable to LFD	7,751

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011 the Fund made purchases of $74,504,607 and sales of $64,998,170 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $47,317,503. At December 31, 2011, net unrealized appreciation was $6,146,451, of which $8,173,953 related to unrealized appreciation of investments and $2,027,502 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Turner Mid-Cap Growth Fund–12

LVIP Turner Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011.

Level 1
Common Stock	$51,930,822
Short-Term Investment	1,533,132

Total	$53,463,954

There were no level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2011 and 2010.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$54,695,957
Post-October losses	(649,146)
Capital loss carryforwards	(6,194,465)
Unrealized appreciation of investments	6,146,451

Net assets	$53,998,797

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$280,587	$(44)	$(280,543)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,146,541 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years, will expire as follows: $770,028 expires in 2016 and $5,424,437 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Turner Mid-Cap Growth Fund–13

LVIP Turner Mid-Cap Growth Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	823,789	622,987
Service Class	2,718,498	1,641,274

	3,542,287	2,264,261

Shares repurchased:
Standard Class	(851,893)	(629,974)
Service Class	(1,991,211)	(711,080)

	(2,843,104)	(1,341,054)

Net increase	699,183	923,207

7. Market Risk

The Fund may invest a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Turner Mid-Cap Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Turner Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP Turner Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Turner Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2012

LVIP Turner Mid-Cap Growth Fund–15

LVIP Turner Mid-Cap Growth Fund

Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for assets up to $100 million for the Fund through April 30, 2012. The Board noted that although the investment management fees were above the average of the Lipper expense group, that total expenses after giving effect to the advisory fee waiver in place for the period were above but within range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund for assets up to $100 million and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Turner Mid-Cap Growth Fund–16

LVIP Turner Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Turner

In considering the renewal of the sub-advisory agreement between LIAC and Turner Investments (“Turner”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Turner under the sub-advisory agreement. The Board reviewed the services provided by Turner, the background of the investment team servicing the Fund, and the reputation, resources and investment approach of Turner. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper peer group of mid-cap growth funds and the Russell Mid-Cap Growth Index. The Board noted that the Fund’s performance had improved considerably, noting that one year return was above the average of the Lipper performance group and the benchmark and that three year and five year performance was below the average of the Lipper performance group and the benchmark. The Board noted LIAC’s view that the strategy performs better when equity markets are moving higher and struggles when markets are lower. On this basis, the Board concluded that the services provided by Turner were acceptable.

The Board considered the sub-advisory fee schedule, which contains breakpoints, as compared to the fee rates charged to other registered funds sub-advised by Turner and the advisory fee rate charged private clients, noting that the Fund’s sub-advisory fee was lower. The Board noted that the fee was within range of the Lipper contractual sub-advisor fees expense group. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Turner, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered estimated profitability information provided by Turner regarding Turner’s estimated profitability from providing sub-advisory services to the Fund, and that the sub-advisory fee schedule was negotiated between LIAC and Turner, an unaffiliated third party, and that LIAC compensates Turner from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Turner as to any additional benefits it receives and noted that Turner has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Turner.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Turner Mid-Cap Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Turner Mid-Cap Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel – Funds Management, Lincoln National Corporation; Formerly: Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Turner Mid-Cap Growth Fund–19

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wells Fargo Intrinsic Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2011

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wells Fargo Intrinsic Value Fund

2011 Annual Report Commentary

Managed by:

The Fund returned (2.57%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2011, while its benchmark, the Russell 1000® Value Index® returned 0.39%.

In 2011, there were many headlines vying for our attention, including (in no particular order): the earthquake and subsequent tsunami and nuclear accident in Japan, the uprising in northern Africa, the debt ceiling debate, Standard & Poor’s downgrade of the U.S. government’s credit rating, and the continuing European sovereign debt crisis. Some events will have longer term economic implications, while many will not. We have consistently noted that short-term stock market movements are influenced heavily by the media and investors’ focus on macroeconomic events, of which there is no shortage. While these headlines continue to drive stock prices, we retain our focus on individual, high-quality businesses. Maintaining a long-term perspective should enable us to take advantage of market inefficiencies, as short-term dislocations of stock prices from companies’ fundamentals often yield attractive investment opportunities.

To the Fund’s benefit, large cap companies remained the best-performing group during the year, posting a positive return as compared with declines in both the mid and small cap companies as measured by the Russell U.S. indices. With respect to style, large growth stocks turned in the best performance over the full year, to the detriment of the value-oriented Fund.

Security selection in the health care, energy and financials sectors detracted from relative return. (However, a significant underweight in the worst-performing financials sector mostly offset weak stock selection in the sector. Sector weights are a by-product of our bottom-up investment process and not the result of tactical allocation decisions.) Subtracting additional value from relative performance was an underweight in utilities, the top-performing sector. Main detractors were Hospira, Inc. in health care; Hess Corporation and Weatherford International Ltd. in energy; and Zions Bancorporation in financials. We sold long-term holding Weatherford in late 2011 and made a new investment in its competitor, Schlumberger N.V., which we believe offers a more attractive risk-adjusted return potential. Stock selection in the consumer discretionary, information technology and consumer staples sectors added the most value during this period. An overweight in consumer staples further contributed to relative performance, as this sector performed well. The top contributors to relative return were Ralph Lauren Corporation in consumer discretionary; International Business Machines in information technology; and The Hershey Company in consumer staples.

We remain committed to seeking out high-quality businesses in great industries that trade at discounts to intrinsic value and possess catalysts to unlock that value within our multi-year investment horizon. Regardless of what the markets may bring, these businesses provide exceptional opportunities for superior risk-adjusted investment returns. We continue to see value in the Fund’s portfolio of high-quality businesses, as the stocks in the Fund were selling at an average 27% discount to our intrinsic value estimates as of December 31, 2011. These attractive valuation levels should continue to provide downside protection in volatile markets and enable us to add value relative to the benchmark and our peers over a compete market cycle.

Jeffrey Peck, Lead Strategist and Director of Research

MetWest Capital

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/01 through 12/31/11

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wells Fargo Intrinsic Value Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2011, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,987. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $14,665. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

LVIP Wells Fargo Intrinsic Value Fund–1

LVIP Wells Fargo Intrinsic Value Fund

2011 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/11

Standard Class Shares
One Year	–2.57%
Five Years	–1.83%
Ten Years	+2.65%

Service Class Shares
One Year	–2.81%
Five Years	–2.07%
Inception (5/19/04)	+2.33%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund’s sub-adviser.

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, (MetWest Capital) replaced Pyramis Global Advisors, LLC, as the Fund’s sub-advisor. MetWest Capital is a subsidiary of Wells Fargo and Company (Wells Fargo) and is majority owned by and operates within the Evergreen Investments unit of Wells Capital Management (the asset management division of Wells Fargo). MetWest Capital is minority owned by its founding partners.

LVIP Wells Fargo Intrinsic Value Fund–2

LVIP Wells Fargo Intrinsic Value Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2011 to December 31, 2011

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expense shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period 7/1/11 to 12/31/11*
Actual
Standard Class Shares	$1,000.00	$910.80	0.78%	$3.76
Service Class Shares	1,000.00	909.60	1.03%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.78%	$3.97
Service Class Shares	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wells Fargo Intrinsic Value Fund–3

LVIP Wells Fargo Intrinsic Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.36%
Aerospace & Defense	6.57%
Air Freight & Logistics	2.28%
Beverages	2.67%
Capital Markets	6.57%
Chemicals	2.02%
Commercial Banks	4.03%
Communications Equipment	2.45%
Computers & Peripherals	5.66%
Diversified Financial Services	2.05%
Electric Utilities	2.74%
Energy Equipment & Services	1.68%
Food & Staples Retailing	1.96%
Food Products	7.23%
Gas Utilities	1.50%
Health Care Equipment & Supplies	2.11%
Health Care Providers & Services	1.96%
Internet Software & Services	2.53%
IT Services	3.07%
Machinery	4.46%
Media	3.05%
Multiline Retail	2.61%
Oil, Gas & Consumable Fuels	5.08%
Pharmaceuticals	7.05%
Semiconductors & Semiconductor Equipment	2.03%
Software	5.23%
Specialty Retail	2.99%
Textiles, Apparel & Luxury Goods	2.42%
Wireless Telecommunication Services	2.36%
Short-Term Investment	3.50%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Hess	3.26%
International Business Machines	3.07%
Time Warner	3.05%
Abbott Laboratories	3.02%
Home Depot	2.99%
EMC	2.86%
Northrop Grumman	2.81%
Apple	2.80%
NextEra Energy	2.74%
Intuit	2.69%
Total	29.29%

LVIP Wells Fargo Intrinsic Value Fund–4

LVIP Wells Fargo Intrinsic Value Fund

Statement of Net Assets

December 31, 2011

	Number of Shares	Value (U.S. $)

COMMON STOCK– 96.36%
Aerospace & Defense–6.57%
Boeing	129,000	$9,462,150
†Huntington Ingalls Industries	122,000	3,816,160
Northrop Grumman	170,000	9,941,600

		23,219,910

Air Freight & Logistics–2.28%
United Parcel Service Class B	110,000	8,050,900

		8,050,900

Beverages–2.67%
Diageo ADR	108,000	9,441,360

		9,441,360

Capital Markets–6.57%
Franklin Resources	72,000	6,916,320
Schwab (Charles)	648,000	7,296,480
State Street	223,000	8,989,130

		23,201,930

Chemicals–2.02%
Dow Chemical	248,000	7,132,480

		7,132,480

Commercial Banks–4.03%
M&T Bank	99,000	7,557,660
Zions Bancorp	410,000	6,674,800

		14,232,460

Communications Equipment–2.45%
QUALCOMM	158,000	8,642,600

		8,642,600

Computers & Peripherals–5.66%
†Apple	24,400	9,882,000
†EMC	470,000	10,123,800

		20,005,800

Diversified Financial Services–2.05%
JPMorgan Chase	218,000	7,248,500

		7,248,500

Electric Utilities–2.74%
NextEra Energy	159,000	9,679,920

		9,679,920

Energy Equipment & Services–1.68%
Schlumberger	87,000	5,942,970

		5,942,970

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing–1.96%
Safeway	329,000	$6,922,160

		6,922,160

Food Products–7.23%
Heinz (H.J.)	166,000	8,970,640
Hershey	143,000	8,834,540
Unilever	225,000	7,733,250

		25,538,430

Gas Utilities–1.50%
Questar	267,000	5,302,620

		5,302,620

Health Care Equipment & Supplies–2.11%
Baxter International	151,000	7,471,480

		7,471,480

Health Care Providers & Services–1.96%
CIGNA	165,000	6,930,000

		6,930,000

Internet Software & Services–2.53%
†eBay	295,000	8,947,350

		8,947,350

IT Services–3.07%
International Business Machines	59,000	10,848,920

		10,848,920

Machinery–4.46%
Deere	115,000	8,895,250
SPX	114,000	6,870,780

		15,766,030

Media–3.05%
Time Warner	298,000	10,769,720

		10,769,720

Multiline Retail–2.61%
Nordstrom	185,200	9,206,292

		9,206,292

Oil, Gas & Consumable Fuels–5.08%
Hess	203,000	11,530,400
QEP Resources	219,000	6,416,700

		17,947,100

LVIP Wells Fargo Intrinsic Value Fund–5

LVIP Wells Fargo Intrinsic Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–7.05%
Abbott Laboratories	190,000	$10,683,700
†Hospira	197,000	5,982,890
Lilly (Eli)	198,500	8,249,660

		24,916,250

Semiconductors & Semiconductor Equipment–2.03%
Texas Instruments	247,000	7,190,170

		7,190,170

Software–5.23%
Intuit	181,000	9,518,790
Oracle	350,000	8,977,500

		18,496,290

Specialty Retail–2.99%
Home Depot	251,000	10,552,040

		10,552,040

TOTAL VALUE OF SECURITIES–99.86% (Cost $296,048,388)	352,868,474
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	501,066

NET ASSETS APPLICABLE TO 27,423,244 SHARES OUTSTANDING–100.00%	$353,369,540

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND STANDARD CLASS ($314,271,455 / 24,386,176 Shares)	$12.887

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND SERVICE CLASS ($39,098,085 / 3,037,068 Shares)	$12.874

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2011:
Shares of beneficial interest (unlimited authorization–no par)	$428,361,376
Undistributed net investment income	1,976,078
Accumulated net realized loss on investments	(133,788,000)
Net unrealized appreciation of investments	56,820,086

Total net assets	$353,369,540

†	Non income producing security.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.42%
Ralph Lauren	62,000	$8,560,960

		8,560,960

Wireless Telecommunication Services–2.36%
Vodafone Group ADR	297,000	8,324,910

		8,324,910

Total Common Stock (Cost $283,669,466)		340,489,552

SHORT-TERM INVESTMENT–3.50%
Money Market Mutual Fund–3.50%
Dreyfus Treasury & Agency Cash Management Fund	12,378,922	12,378,922

Total Short-Term Investment (Cost $12,378,922)		12,378,922

LVIP Wells Fargo Intrinsic Value Fund–6

LVIP Wells Fargo Intrinsic Value Fund

Statement of Operations

Year Ended December 31, 2011

LVIP Wells Fargo Intrinsic Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$8,921,200
Foreign tax withheld	(101,558)

8,819,642

EXPENSES:
Management fees	3,099,815
Accounting and administration expenses	188,010
Distribution expenses-Service Class	95,906
Reports and statements to shareholders	88,728
Professional fees	23,646
Trustees’ fees	12,748
Custodian fees	4,901
Pricing fees	522
Other	14,269

3,528,545
Less expenses waived/reimbursed	(205,647)

Total operating expenses	3,322,898

NET INVESTMENT INCOME	5,496,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	7,634,656
Net change in unrealized appreciation/depreciation of investments	(25,390,455)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,755,799)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(12,259,055)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/11	12/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,496,744	$4,967,351
Net realized gain on investments	7,634,656	13,932,792
Net change in unrealized appreciation/depreciation of investments	(25,390,455)	47,129,904

Net increase (decrease) in net assets resulting from operations	(12,259,055)	66,030,047

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Standard Class	(3,224,871)	(3,666,773)
Service Class	(295,795)	(242,080)

	(3,520,666)	(3,908,853)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,297,418	35,140,153
Service Class	14,480,475	7,717,295
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,224,871	3,666,773
Service Class	295,795	242,080

	42,298,559	46,766,301

Cost of shares repurchased:
Standard Class	(95,720,445)	(49,812,577)
Service Class	(9,044,298)	(11,010,014)

	(104,764,743)	(60,822,591)

Decrease in net assets derived from capital share transactions	(62,466,184)	(14,056,290)

NET INCREASE (DECREASE) IN NET ASSETS	(78,245,905)	48,064,904
NET ASSETS:
Beginning of year	431,615,445	383,550,541

End of year (including undistributed net investment income of $1,976,078 and $1,071,529, respectively)	$353,369,540	$431,615,445

See accompanying notes, which are an integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–7

LVIP Wells Fargo Intrinsic Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Standard Class
	Year Ended
	12/31/11	12/31/10	12/31/09[1]	12/31/08	12/31/07
Net asset value, beginning of period	$13.363	$11.440	$9.378	$16.970	$18.231

Income (loss) from investment operations:
Net investment income[2]	0.184	0.155	0.145	0.247	0.241
Net realized and unrealized gain (loss) on investments	(0.527)	1.893	2.037	(6.425)	0.496

Total from investment operations	(0.343)	2.048	2.182	(6.178)	0.737

Less dividends and distributions from:
Net investment income	(0.133)	(0.125)	(0.120)	(0.201)	(0.211)
Net realized gain on investments	—	—	—	(1.213)	(1.787)

Total dividends and distributions	(0.133)	(0.125)	(0.120)	(1.414)	(1.998)

Net asset value, end of period	$12.887	$13.363	$11.440	$9.378	$16.970

Total return[3]	(2.57% )	17.93%	23.30%	(38.32% )	4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$314,272	$396,596	$350,348	$328,023	$639,956
Ratio of expenses to average net assets	0.78%	0.79%	0.80%	0.77%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.83%	0.84%	0.84%	0.82%	0.81%
Ratio of net investment income to average net assets	1.35%	1.28%	1.51%	1.83%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.30%	1.23%	1.47%	1.78%	1.24%
Portfolio turnover	26%	19%	222%	191%	141%

[1]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–8

LVIP Wells Fargo Intrinsic Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Service Class
	Year Ended
	12/31/11	12/31/10	12/31/09[1]	12/31/08	12/31/07
Net asset value, beginning of period	$13.348	$11.429	$9.372	$16.948	$18.214

Income (loss) from investment operations:
Net investment income[2]	0.150	0.125	0.121	0.214	0.195
Net realized and unrealized gain (loss) on investments	(0.525)	1.889	2.032	(6.409)	0.496

Total from investment operations	(0.375)	2.014	2.153	(6.195)	0.691

Less dividends and distributions from:
Net investment income	(0.099)	(0.095)	(0.096)	(0.168)	(0.170)
Net realized gain on investments	—	—	—	(1.213)	(1.787)

Total dividends and distributions	(0.099)	(0.095)	(0.096)	(1.381)	(1.957)

Net asset value, end of period	$12.874	$13.348	$11.429	$9.372	$16.948

Total return[3]	(2.81% )	17.64%	23.00%	(38.48% )	4.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,098	$35,019	$33,203	$26,528	$29,583
Ratio of expenses to average net assets	1.03%	1.04%	1.05%	1.02%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.09%	1.09%	1.07%	1.06%
Ratio of net investment income to average net assets	1.10%	1.03%	1.26%	1.58%	1.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.05%	0.98%	1.22%	1.53%	0.99%
Portfolio turnover	26%	19%	222%	191%	141%

[1]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–9

LVIP Wells Fargo Intrinsic Value Fund

Notes to Financial Statements

December 31, 2011

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 62 series (Series). These financial statements and the related notes pertain to the LVIP Wells Fargo Intrinsic Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2011.

LVIP Wells Fargo Intrinsic Value Fund–10

LVIP Wells Fargo Intrinsic Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC), a registered investment advisor, is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. On December 30, 2011, LIAC became a subsidiary of Lincoln Life; prior to that time, LIAC was a subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Metropolitan West Capital Management, LLC (Sub-Advisor), a subsidiary of Wells Fargo & Company, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $250 million of the Fund’s average daily net assets and 0.35% of the average daily net assets of the Fund in excess of $250 million.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Fund during the month and reimbursed Lincoln Life for the cost of the legal services. For the year ended December 31, 2011, fees for administrative and legal services amounted to $41,331 and $2,629, respectively. Beginning January 1, 2012, the Trust will pay Lincoln Life a monthly fee which will be 0.008% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$210,641
Distribution fees payable to LFD	8,198

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $103,088,767 and sales of $147,307,352 of investment securities other than short-term investments.

At December 31, 2011, the cost of investments for federal income tax purposes was $297,230,498. At December 31, 2011, net unrealized appreciation was $55,637,976, of which $66,165,520 related to unrealized appreciation of investments and $10,527,544 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Wells Fargo Intrinsic Value Fund–11

LVIP Wells Fargo Intrinsic Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 1
Common Stock	$340,489,552
Short-Term Investment	12,378,922

Total	$352,868,474

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Ordinary income	$3,520,666	$3,908,853

In addition, the Fund declared an ordinary income consent dividend of $1,071,529 for the year ended December 31, 2010. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$428,361,376
Undistributed ordinary income	1,976,078
Post-October losses	(7,170,393)
Capital loss carryforwards	(125,435,497)
Unrealized appreciation of investments	55,637,976

Net assets	$353,369,540

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$(1,071,529)	$1,071,529

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $10,833,809 was utilized in 2011. Capital loss carryforwards remaining at December 31, 2011, if not utilized in future years will expire as follows: $44,742,251 expires in 2016 and $80,693,246 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Wells Fargo Intrinsic Value Fund–12

LVIP Wells Fargo Intrinsic Value Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Shares sold:
Standard Class	1,729,006	2,880,811
Service Class	1,066,742	635,976
Shares issued upon reinvestment of dividends and distributions:
Standard Class	248,488	281,561
Service Class	22,811	18,606

	3,067,047	3,816,954

Shares repurchased:
Standard Class	(7,270,295)	(4,108,508)
Service Class	(676,038)	(936,048)

	(7,946,333)	(5,044,556)

Net decrease	(4,879,286)	(1,227,602)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wells Fargo Intrinsic Value Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Wells Fargo Intrinsic Value Fund

We have audited the accompanying statement of net assets of the LVIP Wells Fargo Intrinsic Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wells Fargo Intrinsic Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 17, 2012

Philadelphia, Pennsylvania

LVIP Wells Fargo Intrinsic Value Fund–14

LVIP Wells Fargo Intrinsic Value Fund

Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 31, and September 12, 2011, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”).

The trustees who are not “interested persons” of the Trusts (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees (the “Board”) adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2011, for the Fund compared to the average performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Board considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee, and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were above the average, although within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Wells Fargo Intrinsic Value Fund–15

LVIP Wells Fargo Intrinsic Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MetWest Capital

In considering the renewal of the sub-advisory agreement between LIAC and Metropolitan West Capital Management, LLC (“MetWest Capital”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MetWest Capital under the sub-advisory agreement. The Board reviewed the services provided by MetWest Capital, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MetWest Capital. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of a Lipper performance group of large-cap value funds and the Russell 1000 Value Index. The Board noted that the Fund’s one year and three year returns were above the average of the Lipper performance group and above the benchmark. The Board did not consider five year performance as Wells Fargo had become the sub-adviser on October 1, 2009. The Board concluded that the services provided by MetWest Capital were satisfactory.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was within range of the contractual sub-advisor fees expense group. They considered that although MetWest Capital charged a lower fee to some other funds, MetWest Capital represented that this was based on differences in the size of the account and investment objective, among other factors. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and MetWest Capital, an unaffiliated third party. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding MetWest Capital’s estimated firm-wide profitability. The Board noted the sub-advisory fee schedule was negotiated between LIAC and MetWest Capital, an unaffiliated third party, and that LIAC compensated MetWest Capital from its fees, and concluded that MetWest Capital’s estimated profitability was not unreasonable. The Board reviewed materials provided by MetWest Capital as to any additional benefits it receives and noted that MetWest Capital has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MetWest Capital.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable and that the continuation of each agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wells Fargo Intrinsic Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	67	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	67	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	67	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly: Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	67	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	67	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	67	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	67	Advisory Board of Harris Bank; Vice-Chair of the Board of St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	67	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Second Vice President since May 2006	Vice President, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company. Formerly: Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Diann L. Eggleston[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Vice President	Vice President since June 2011; Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A

LVIP Wells Fargo Intrinsic Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Second Vice President since August 2007; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Assistant Vice President since August 2007	Vice President, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President, Investment Advisor Chief Compliance Officer, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
Jill R. Whitelaw, Esq. Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1963	Secretary	Secretary since June 2011	Chief Counsel–Funds Management, Lincoln National Corporation; Formerly: Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wells Fargo Intrinsic Value Fund–18

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. The Code of Ethics was updated to include its applicability to another Trust/Registrant and other administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley are each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a)	Audit Fees

Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $1,144,000 in 2011 and $1,052,000 in 2010, including fees associated with the annual audit and filings of the Registrant’s Form N-1A, Form N-SAR and Forms N-14 (relating to proposed fund mergers).

(b)	Audit-Related Fees

Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $58,660 in 2011 and $44,660 in 2010. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

(c)	Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $74,195 in 2011 and $54,860 in 2010.

(d)	All Other Fees

Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2011 and $0 in 2010.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e) (2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $690,799 in 2011 and $654,747 in 2010.

(h)	Principal Accountant’s Independence

In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Variable Insurance Products Trust (Registrant)

/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 23, 2012

By	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date: February 23, 2012